Fidelity® Variable Insurance Products
Initial Class

Asset Manager SM Portfolio

Contrafund® Portfolio

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Index 500 Portfolio

Overseas Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	3	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Contrafund Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Equity-Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
High Income Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Index 500 Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Overseas Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Semiannual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Initial Class	-4.15%	7.28%	9.25%
Fidelity Asset Manager Composite	-2.05%	9.28%	9.50%
S&P 500 ®	-11.89%	10.70%	12.94%
LB Aggregate Bond	8.44%	7.43%	7.23%
LB 3 Month T-Bill	4.46%	5.28%	4.82%
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	9.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Asset Manager SM  Portfolio - Initial Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $24,222 - a 142.22% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $33,762 over the same period - a 237.62% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,103 - a 101.03% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,793 - a 147.93% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	3.3
Cardinal Health, Inc.	3.3
Computer Associates International, Inc.	2.5
Pfizer, Inc.	2.4
Avon Products, Inc.	2.0
13.5
Top Five Bond Issuers as of December 31, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.6
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.5
Freddie Mac	0.5
VoiceStream Wireless Corp.	0.3
14.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	54.5%
Bond Class	35.4%
Short-Term Class	10.1%

* Foreign investments	3.4%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund outperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, yet trailed the Fidelity Asset Manager Composite Index, which returned -2.05%.

Q. What factors affected fund results during the past year?

R.H. A bias toward equities hurt relative to the index, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 56% - compared to 50% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® during the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. While he remained underweighted in the lagging technology sector, which helped, his exposure to weak-performing telecommunications equipment companies, such as Comverse Technology and Corning - which he sold during the period - really hurt. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, particularly versus our generally more value-oriented peers, as such stocks as Computer Associates, NVIDIA and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads tightened significantly relative to government issues despite having to absorb a record amount of supply. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin avoided some of the severe credit problems that plagued several corporate issuers in 2001. He benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities,which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2001, more than $3.5 billion

Managers: Richard Habermann and Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 53.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	2	$ 1
Hotels, Restaurants & Leisure - 1.4%
Hilton Hotels Corp.	2,055,600	22,447,152
Mandalay Resort Group (a)	84,100	1,799,740
Starwood Hotels & Resorts Worldwide, Inc. unit	843,000	25,163,550
		49,410,442
Household Durables - 1.4%
Black & Decker Corp.	94,800	3,576,804
Centex Corp.	240,400	13,724,436
Fleetwood Enterprises, Inc.	285,700	3,236,981
Furniture Brands International, Inc. (a)	170,300	5,453,006
KB Home	30,100	1,207,010
Mohawk Industries, Inc. (a)	245,500	13,473,040
Pulte Homes, Inc.	97,300	4,346,391
Whirlpool Corp.	69,300	5,081,769
		50,099,437
Media - 2.8%
AOL Time Warner, Inc. (a)	753,400	24,184,140
Clear Channel Communications, Inc. (a)	452,600	23,041,866
Comcast Corp. Class A (special) (a)	153,400	5,522,400
Gemstar-TV Guide International, Inc. (a)	287,300	7,958,210
Liberty Media Corp. Class A (a)	578,100	8,093,400
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Omnicom Group, Inc.	333,200	29,771,420
Tribune Co.	100,700	3,769,201
		102,340,674
Multiline Retail - 1.6%
Costco Wholesale Corp. (a)	129,100	5,729,458
Kmart Corp. (a)	987,300	5,390,658
Kohls Corp. (a)	82,200	5,790,168
Target Corp.	270,700	11,112,235
Wal-Mart Stores, Inc.	498,100	28,665,655
		56,688,174
Specialty Retail - 3.2%
Abercrombie & Fitch Co. Class A (a)	103,000	2,732,590
American Eagle Outfitters, Inc. (a)	318,800	8,342,996
AutoNation, Inc. (a)	3,815,900	47,050,047
Bed Bath & Beyond, Inc. (a)	116,200	3,939,180
Best Buy Co., Inc. (a)	159,800	11,901,904
Lowe's Companies, Inc.	236,700	10,985,247
Pacific Sunwear of California, Inc. (a)	239,700	4,894,674
Sonic Automotive, Inc. Class A (a)	1,015,700	23,808,008
		113,654,646

	Shares	Value (Note 1)
Textiles & Apparel - 0.0%
Arena Brands Holdings Corp. Class B	8,445	$ 187,901
TOTAL CONSUMER DISCRETIONARY		372,381,275
CONSUMER STAPLES - 5.1%
Beverages - 1.9%
Pepsi Bottling Group, Inc.	144,300	3,391,050
PepsiCo, Inc.	381,400	18,570,366
The Coca-Cola Co.	973,500	45,900,525
		67,861,941
Food & Drug Retailing - 0.3%
Rite Aid Corp. (a)	1,044,900	5,287,194
Sysco Corp.	193,500	5,073,570
Whole Foods Market, Inc. (a)	28,100	1,224,036
		11,584,800
Personal Products - 2.4%
Avon Products, Inc.	1,545,720	71,875,980
Gillette Co.	420,800	14,054,720
		85,930,700
Tobacco - 0.5%
Philip Morris Companies, Inc.	414,000	18,981,900
TOTAL CONSUMER STAPLES		184,359,341
ENERGY - 2.4%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	90,400	3,296,888
BJ Services Co. (a)	135,600	4,400,220
ENSCO International, Inc.	254,000	6,311,900
Halliburton Co.	134,100	1,756,710
National-Oilwell, Inc. (a)	305,100	6,288,111
Noble Drilling Corp. (a)	277,400	9,442,696
Weatherford International, Inc. (a)	276,500	10,302,390
		41,798,915
Oil & Gas - 1.3%
ChevronTexaco Corp.	331,200	29,678,832
Conoco, Inc.	442,000	12,508,600
Valero Energy Corp.	102,000	3,888,240
		46,075,672
TOTAL ENERGY		87,874,587
FINANCIALS - 3.7%
Banks - 0.9%
Bank of America Corp.	139,600	8,787,820
Bank One Corp.	216,400	8,450,420
FleetBoston Financial Corp.	341,200	12,453,800
Pacific Century Financial Corp.	126,800	3,282,852
		32,974,892
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 2.3%
Fannie Mae	375,200	$ 29,828,400
Freddie Mac	796,000	52,058,400
		81,886,800
Insurance - 0.5%
AFLAC, Inc.	179,500	4,408,520
MetLife, Inc.	379,900	12,035,232
		16,443,752
TOTAL FINANCIALS		131,305,444
HEALTH CARE - 12.3%
Health Care Equipment & Supplies - 1.5%
Cygnus, Inc. (a)	51,120	268,380
Guidant Corp. (a)	1,067,100	53,141,580
		53,409,960
Health Care Providers & Services - 4.0%
AmerisourceBergen Corp.	143,400	9,113,070
Cardinal Health, Inc.	1,810,900	117,092,794
HealthSouth Corp. (a)	256,300	3,798,366
McKesson Corp.	184,900	6,915,260
Patterson Dental Co. (a)	18,300	749,019
Priority Healthcare Corp. Class B (a)	134,300	4,726,017
		142,394,526
Pharmaceuticals - 6.8%
American Home Products Corp.	806,900	49,511,384
Barr Laboratories, Inc. (a)	154,900	12,292,864
Bristol-Myers Squibb Co.	687,000	35,037,000
Forest Laboratories, Inc. (a)	205,500	16,840,725
Mylan Laboratories, Inc.	279,700	10,488,750
Perrigo Co. (a)	292,300	3,454,986
Pfizer, Inc.	2,178,500	86,813,225
Pharmacia Corp.	681,200	29,053,180
SICOR, Inc. (a)	138,700	2,174,816
		245,666,930
TOTAL HEALTH CARE		441,471,416
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	1,069,300	49,904,231
Northrop Grumman Corp.	104,000	10,484,240
		60,388,471
Airlines - 0.1%
Northwest Airlines Corp. (a)	237,500	3,728,750
Building Products - 0.5%
American Standard Companies, Inc. (a)	147,000	10,029,810

	Shares	Value (Note 1)
Dal-Tile International, Inc. (a)	159,000	$ 3,696,750
Masco Corp.	188,900	4,628,050
		18,354,610
Commercial Services & Supplies - 1.8%
Aramark Corp. Class B	207,100	5,570,990
Cendant Corp. (a)	438,500	8,598,985
Concord EFS, Inc. (a)	190,100	6,231,478
First Data Corp.	103,000	8,080,350
Manpower, Inc.	622,700	20,991,217
Viad Corp.	705,900	16,715,712
		66,188,732
Industrial Conglomerates - 1.6%
Tyco International Ltd.	981,700	57,822,130
Machinery - 0.9%
Albany International Corp. Class A	170,500	3,699,850
Danaher Corp.	68,700	4,143,297
Illinois Tool Works, Inc.	118,400	8,018,048
Ingersoll-Rand Co.	247,500	10,347,975
Quixote Corp.	87,100	1,654,900
SPX Corp. (a)	29,600	4,052,240
		31,916,310
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	128,900	3,727,144
TOTAL INDUSTRIALS		242,126,147
INFORMATION TECHNOLOGY - 10.0%
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	67,500	2,018,250
Mettler-Toledo International, Inc. (a)	100,100	5,190,185
		7,208,435
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	75,900	3,717,582
Semiconductor Equipment & Products - 3.3%
Analog Devices, Inc. (a)	106,700	4,736,413
Atmel Corp. (a)	468,900	3,455,793
DuPont Photomasks, Inc. (a)	59,100	2,567,895
Fairchild Semiconductor International, Inc. Class A (a)	190,500	5,372,100
Integrated Silicon Solution (a)	166,300	2,035,512
Intel Corp.	1,225,600	38,545,120
International Rectifier Corp. (a)	75,800	2,643,904
LAM Research Corp. (a)	426,800	9,910,296
Lattice Semiconductor Corp. (a)	180,000	3,702,600
LSI Logic Corp. (a)	276,500	4,363,170
Micron Technology, Inc. (a)	260,200	8,066,200
NVIDIA Corp. (a)	426,970	28,564,293
Semtech Corp. (a)	169,100	6,035,179
		119,998,475
Software - 6.4%
Computer Associates International, Inc.	2,643,100	91,160,519
Compuware Corp. (a)	990,800	11,681,532
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp. (a)	1,768,800	$ 117,182,985
Take-Two Interactive Software, Inc. (a)	551,900	8,924,223
		228,949,259
TOTAL INFORMATION TECHNOLOGY		359,873,751
MATERIALS - 2.2%
Chemicals - 0.4%
IMC Global, Inc.	387,000	5,031,000
Lyondell Chemical Co.	312,738	4,481,536
Millennium Chemicals, Inc.	103,000	1,297,800
PolyOne Corp.	299,200	2,932,160
		13,742,496
Construction Materials - 0.1%
Lafarge North America, Inc.	91,900	3,452,683
Metals & Mining - 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	495,900	6,640,101
Phelps Dodge Corp.	844,600	27,365,040
Ryerson Tull, Inc.	697,421	7,671,631
		41,676,772
Paper & Forest Products - 0.5%
Boise Cascade Corp.	179,300	6,097,993
Bowater, Inc.	26,300	1,254,510
Georgia-Pacific Group	448,300	12,377,563
		19,730,066
TOTAL MATERIALS		78,602,017
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	1,077,200	19,540,408
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	1
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	3,480
		19,543,889
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	2,845	113,800
TOTAL TELECOMMUNICATION SERVICES		19,657,689
UTILITIES - 0.2%
Electric Utilities - 0.1%
FirstEnergy Corp.	104,600	3,658,908

	Shares	Value (Note 1)
Water Utilities - 0.1%
American Water Works, Inc.	75,700	$ 3,160,475
TOTAL UTILITIES		6,819,383
TOTAL COMMON STOCKS (Cost $1,764,476,277)		1,924,471,050
Nonconvertible Preferred Stocks - 0.9%

CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	97,879	10,448,583
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	414	298,080
		10,746,663
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,490	1,418,108
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	2,490	2,531,942
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	2,447	1,761,840
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	5,355,350
Wireless Telecommunication Services - 0.3%
Dobson Communications Corp.:
$122.50 pay-in-kind	1,022	1,011,780
$130.00 pay-in-kind	778	770,220
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	17,293	8,300,640
		10,082,640
TOTAL TELECOMMUNICATION SERVICES		15,437,990
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $42,928,831)		31,896,543
Corporate Bonds - 19.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 4,940,000	$ 4,402,775
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (g)	Ba3	1,700,000	1,908,250
TOTAL CONSUMER DISCRETIONARY			6,311,025
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	280,000	305,026
Tenet Healthcare Corp. 6% 12/1/05	Ba1	4,710,000	4,654,092
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	2,940,000	2,995,125
7% 5/15/09	B2	3,970,000	4,044,438
			11,998,681
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	4,930,000	2,094,264
Sanmina-SCI Corp. 0% 9/12/20	Ba3	8,520,000	3,162,624
			5,256,888
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	1,045,000	586,454
TOTAL INFORMATION TECHNOLOGY			5,843,342
TOTAL CONVERTIBLE BONDS			24,153,048
Nonconvertible Bonds - 18.3%
CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	610,000	530,700
Lear Corp. 7.96% 5/15/05	Ba1	2,280,000	2,314,200
TRW, Inc. 8.75% 5/15/06	Baa2	1,910,000	2,047,386
			4,892,286
Hotels, Restaurants & Leisure - 1.2%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	510,000	535,500
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	2,435,000	2,435,000
Domino's, Inc. 10.375% 1/15/09	B3	1,500,000	1,590,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	$ 4,330,000	$ 4,503,200
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	1,710,000	1,752,750
HMH Properties, Inc. 7.875% 8/1/08	Ba3	1,990,000	1,830,800
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,585,000	5,836,325
International Game Technology 8.375% 5/15/09	Ba1	1,220,000	1,281,000
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,128,600
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	1,110,000	1,065,600
Mandalay Resort Group 9.5% 8/1/08	Ba2	490,000	513,275
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	835,000	851,700
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	7,875,000	6,693,750
9.75% 6/15/07	B3	1,760,000	1,777,600
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	475,000	384,750
Station Casinos, Inc. 8.375% 2/15/08	Ba3	5,940,000	6,058,800
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	610,000	579,500
yankee:
8.625% 12/15/07	Ba3	1,630,000	1,532,200
9% 3/15/07	Ba3	680,000	652,800
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	1,070,000	1,102,100
8.875% 4/15/11	Ba1	1,790,000	1,875,025
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	440,000	446,600
			44,426,875
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	2,480,000	2,557,500
8.875% 4/1/08	Ba2	325,000	335,969
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	420,000	407,400
8% 2/1/09	Ba1	1,040,000	1,019,200
KB Home 8.625% 12/15/08	Ba3	2,140,000	2,140,000
Pulte Homes, Inc. 7.875% 8/1/11 (g)	Baa3	1,890,000	1,866,375
Ryland Group, Inc. 9.125% 6/15/11	Ba3	1,340,000	1,380,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sealy Mattress Co.:
9.875% 12/15/07	B2	$ 2,895,000	$ 2,873,288
9.875% 12/15/07 (g)	B2	1,060,000	1,052,050
			13,631,982
Media - 3.0%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	280,000	282,800
10.25% 6/15/11	B2	3,235,000	3,202,650
10.875% 10/1/10	B2	3,515,000	3,576,513
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	1,355,000	1,307,575
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,630,466
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	3,740,000	3,862,709
CanWest Media, Inc. 10.625% 5/15/11	B2	2,420,000	2,565,200
Callahan Nordrhein-Westfalen 0% 7/15/10 (e)	B3	720,000	165,600
Century Communications Corp. 0% 1/15/08	B2	170,000	85,000
Chancellor Media Corp. 8% 11/1/08	Ba1	2,630,000	2,768,075
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	398,325
0% 4/1/11 (e)	B2	8,375,000	6,030,000
0% 5/15/11 (e)	B2	2,950,000	1,799,500
10% 4/1/09	B2	3,990,000	4,089,750
10% 5/15/11	B2	425,000	433,500
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	1,625,000	1,543,750
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	5,975,000	6,560,132
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	2,290,000	2,255,650
9.875% 4/1/23	B1	1,370,000	1,421,375
10.5% 5/15/16	Ba2	1,130,000	1,231,700
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	3,230,000	742,900
11.75% 12/15/05	Caa3	3,000,000	690,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	4,485,000	4,619,550

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	$ 5,215,000	$ 5,188,925
9.25% 11/1/07	Baa1	1,020,000	1,111,800
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	345,000	345,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	2,275,000	2,377,375
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	620,000	647,900
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,945,813
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,799,552
International Cabletel, Inc. 11.5% 2/1/06	Caa2	2,000,000	640,000
Lamar Media Corp.:
8.625% 9/15/07	B1	100,000	104,500
9.25% 8/15/07	B1	2,275,000	2,354,625
9.625% 12/1/06	Ba3	2,805,000	2,938,238
News America Holdings, Inc. 7.7% 10/30/25	Baa3	4,300,000	4,196,370
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	2,110,000	2,173,300
Quebecor Media, Inc. 11.125% 7/15/11	B2	35,000	37,100
Radio One, Inc. 8.875% 7/1/11	B3	7,970,000	8,288,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	9,048,000	8,505,120
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	4,500,000	5,030,010
Yell Finance BV:
0% 8/1/11 (e)	B2	6,390,000	3,770,100
10.75% 8/1/11	B2	3,520,000	3,766,400
			107,483,648
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	3,000,000	3,070,320
JCPenney Co., Inc.:
6% 5/1/06	Ba2	445,000	396,050
6.125% 11/15/03	Ba2	130,000	126,100
6.9% 8/15/26	Ba2	1,465,000	1,435,700
7.375% 6/15/04	Ba2	620,000	601,400
7.375% 8/15/08	Ba2	135,000	130,275
7.4% 4/1/37	Ba2	1,615,000	1,574,625
7.6% 4/1/07	Ba2	135,000	132,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.: - continued
7.95% 4/1/17	Ba2	$ 205,000	$ 181,425
Kmart Corp. 9.375% 2/1/06	Ba2	4,790,000	3,939,775
			11,587,970
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	3,110,000	3,174,377
The William Carter Co. 10.875% 8/15/11 (g)	B3	1,670,000	1,761,850
			4,936,227
TOTAL CONSUMER DISCRETIONARY			186,958,988
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	1,070,000	1,048,600
Cott Corp. yankee 8.5% 5/1/07	-	389,000	398,725
			1,447,325
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	840,000	802,200
9.125% 12/15/11	B2	1,140,000	1,145,700
Kroger Co. 6.8% 4/1/11	Baa3	4,390,000	4,474,947
Rite Aid Corp.:
6% 10/1/03 (g)(h)	Caa2	320,000	301,600
6.125% 12/15/08 (g)	Caa2	1,350,000	965,250
6.875% 8/15/13	Caa2	855,000	624,150
7.125% 1/15/07	Caa2	640,000	537,600
7.625% 4/15/05	Caa2	1,845,000	1,605,150
11.25% 7/1/08	Caa2	3,230,000	3,068,500
			13,525,097
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,395,872
Dean Foods Co.:
6.625% 5/15/09	Baa2	180,000	162,000
8.15% 8/1/07	Baa2	440,000	431,200
Del Monte Corp. 9.25% 5/15/11	B3	1,685,000	1,752,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Kellogg Co. 6.6% 4/1/11	Baa2	$ 1,490,000	$ 1,529,053
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	400,000	406,000
			7,676,525
Personal Products - 0.1%
Playtex Products, Inc. 9.375% 6/1/11	B2	1,105,000	1,165,775
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	1,170,000	778,050
9% 11/1/06	Caa3	1,350,000	904,500
12% 12/1/05 (g)	Caa1	1,350,000	1,336,500
			4,184,825
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	A2	3,955,000	4,159,988
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,605,490
			7,765,478
TOTAL CONSUMER STAPLES			34,599,250
ENERGY - 0.7%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	310,000	255,750
Oil & Gas - 0.7%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	1,610,000	1,581,165
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	890,000	894,450
8.125% 4/1/11	B1	3,610,000	3,483,650
8.375% 11/1/08 (g)	B1	1,350,000	1,329,750
8.5% 3/15/12	B1	2,600,000	2,554,500
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	1,030,000	1,030,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	310,000	285,200
10% 11/1/08 (g)	Ba3	1,190,000	1,249,500
Petro-Canada yankee 7% 11/15/28	A3	1,290,000	1,223,552
Phillips Petroleum Co. 8.75% 5/25/10	A3	1,880,000	2,188,320
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	5,425,000	5,533,500
The Coastal Corp. 9.625% 5/15/12	Baa2	1,775,000	2,046,202
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	1,640,000	1,664,600
			25,064,389
TOTAL ENERGY			25,320,139
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - 4.5%
Banks - 1.0%
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 1,120,000	$ 1,225,258
BankBoston Corp. 6.625% 2/1/04	A2	1,700,000	1,786,870
Capital One Bank 6.48% 6/28/02	Baa2	1,740,000	1,756,808
Den Danske Bank AS 6.375% 6/15/08 (g)(h)	Aa3	8,340,000	8,509,302
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,730,000	1,861,982
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	523,805
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,329,101
7.125% 4/22/04	Baa2	2,015,000	2,126,490
7.375% 9/17/04	Baa2	615,000	654,717
Long Island Savings Bank FSB 7% 6/13/02	Baa2	3,400,000	3,462,832
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	Aa3	1,660,000	1,680,850
7.816% 11/29/49	A1	3,230,000	3,435,105
Wachovia Corp. 4.95% 11/1/06	A1	5,000,000	4,911,400
			36,264,520
Diversified Financials - 2.7%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	4,244,305
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	1,710,000	1,658,700
American Gen. Finance Corp. 5.875% 7/14/06	A1	3,340,000	3,452,558
Amvescap PLC:
5.9% 1/15/07 (g)	A2	1,015,000	1,013,325
yankee 6.6% 5/15/05	A2	4,410,000	4,540,007
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	2,130,000	2,227,746
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	60,000	62,250
8.875% 2/15/08 (g)	Ba3	790,000	819,625
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,511,758
CIT Group, Inc. 5.5% 2/15/04	A2	680,000	698,346
Citigroup, Inc. 7.25% 10/1/10	Aa2	3,975,000	4,263,704

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ComEd Financing II 8.5% 1/15/27	Baa3	$ 2,800,000	$ 2,716,000
Conoco Funding Co.:
6.35% 10/15/11	Baa1	1,730,000	1,752,300
7.25% 10/15/31	Baa1	1,265,000	1,332,905
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	2,590,000	2,583,499
Details Capital Corp. 0% 11/15/07 (e)	B3	505,000	479,750
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	1,900,000	1,851,778
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	815,400
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,010,000	1,964,373
7.375% 10/28/09	A2	1,150,000	1,135,372
7.5% 3/15/05	A2	3,850,000	3,938,666
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	1,290,000	1,306,551
6.875% 9/15/11	A2	7,830,000	7,658,132
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	3,180,000	2,671,200
Household Finance Corp.:
6.5% 1/24/06	A2	1,565,000	1,608,961
8% 5/9/05	A2	1,535,000	1,651,522
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	1,600,000	1,847,920
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	3,900,000	4,258,800
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	2,090,000	2,142,375
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	1,030,000	1,035,150
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	1,315,000	1,363,261
NiSource Finance Corp. 7.875% 11/15/10	Baa2	4,065,000	4,204,064
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	5,950,000	5,236,000
PTC International Finance II SA yankee 11.25% 12/1/09	B2	870,000	878,700
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	1,760,000	1,798,403
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	Aa1	4,580,000	4,694,317
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	1,300,000	1,321,541
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Sprint Capital Corp. 6.875% 11/15/28	Baa1	$ 1,980,000	$ 1,811,086
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	3,925,000	3,848,777
			95,399,127
Insurance - 0.1%
MetLife, Inc. 6.125% 12/1/11	A1	1,350,000	1,337,067
The Chubb Corp. 6.8% 11/15/31	Aa3	3,300,000	3,229,050
			4,566,117
Real Estate - 0.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,590,000	1,611,704
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	3,028,588
EOP Operating LP:
6.375% 2/15/03	Baa1	3,600,000	3,710,484
7.75% 11/15/07	Baa1	3,220,000	3,468,520
ERP Operating LP 7.1% 6/23/04	A3	3,980,000	4,175,697
LNR Property Corp. 10.5% 1/15/09	Ba3	2,425,000	2,473,500
Meditrust Corp. 7.82% 9/10/26	Ba3	2,215,000	2,181,775
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	2,350,000	2,373,500
WCI Communities, Inc. 10.625% 2/15/11	B1	2,110,000	2,173,300
			25,197,068
TOTAL FINANCIALS			161,426,832
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	1,010,000	595,900
9.75% 12/1/06	Caa1	1,450,000	1,366,625
11.625% 12/1/06 (g)	B2	1,680,000	1,814,400
Boston Scientific Corp. 6.625% 3/15/05	Baa2	655,000	664,825
			4,441,750
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc.:
11% 1/2/07	-	330,000	332,475
12.25% 1/2/09	-	220,000	237,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	$ 410,000	$ 424,350
DaVita, Inc. 9.25% 4/15/11	B2	1,375,000	1,457,500
Fountain View, Inc. 11.25% 4/15/08 (d)	-	2,330,000	1,188,300
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	1,500,000	1,531,875
8.5% 2/1/08	Ba1	620,000	638,600
10.75% 10/1/08	Ba2	680,000	742,050
Medpartners, Inc. 7.375% 10/1/06	Ba3	1,020,000	1,014,900
Service Corp. International (SCI):
6.3% 3/15/03	B1	780,000	748,800
7.2% 6/1/06	B1	580,000	533,600
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	1,960,000	2,146,200
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	465,000	495,225
Triad Hospitals, Inc. 8.75% 5/1/09	B1	2,325,000	2,418,000
Unilab Corp. 12.75% 10/1/09	B3	470,000	545,200
			14,454,675
TOTAL HEALTH CARE			18,896,425
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	3,465,000	3,586,275
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	1,110,000	957,786
7.73% 9/15/12	Ba2	368,304	273,145
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	895,000	878,514
7.92% 5/18/12	A3	340,000	319,593
			2,429,038
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	6,510,000	6,314,700
7.875% 1/1/09	Ba3	210,000	202,650
8.5% 12/1/08 (g)	Ba3	1,670,000	1,670,000
8.875% 4/1/08	Ba3	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	991,700
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	1,098,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	2,035,000	2,085,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.: - continued
8.625% 4/1/13	B2	$ 1,320,000	$ 1,369,500
8.75% 9/30/09	B2	290,000	298,700
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	510,000	522,750
Pierce Leahy Corp. 9.125% 7/15/07	B2	705,000	734,963
World Color Press, Inc. 7.75% 2/15/09	Baa2	340,000	340,000
			15,822,638
Machinery - 0.1%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	3,790,000	3,817,553
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	450,000	461,250
8.875% 7/15/11	Ba2	4,070,000	4,171,750
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	320,000	264,000
10.25% 11/15/06	Ba3	310,000	234,050
			5,131,050
Road & Rail - 0.4%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	3,390,000	3,379,661
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,388,816
6.46% 6/22/05	Baa2	5,120,000	5,306,317
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	80,000	87,200
TFM SA de CV yankee 0% 6/15/09 (e)	B1	4,820,000	4,313,900
			15,475,894
TOTAL INDUSTRIALS			46,262,448
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	1,610,000	1,477,175
10.75% 8/1/11	B3	540,000	529,200
Motorola, Inc. 8% 11/1/11 (g)	A3	2,250,000	2,274,480
SBA Communications Corp. 10.25% 2/1/09	B3	1,060,000	911,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	$ 6,500,000	$ 1,430,000
12.5% 11/15/10	B3	1,600,000	816,000
			7,438,455
Computers & Peripherals - 0.1%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	2,050,000	2,101,517
7.65% 8/1/05	Baa2	1,650,000	1,666,038
			3,767,555
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	1,350,000	1,424,250
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	540,000	564,300
10.5% 2/1/09	B2	340,000	358,700
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,745,000
			3,668,000
TOTAL INFORMATION TECHNOLOGY			16,298,260
MATERIALS - 0.7%
Chemicals - 0.0%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	400,000	418,000
Huntsman Corp. 9.5% 7/1/07 (d)(g)	Ca	2,235,000	402,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	560,000	565,600
			1,385,900
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	1,380,000	1,462,800
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	770,000	723,800
7.35% 5/15/08	B3	330,000	295,350
7.5% 5/15/10	B3	310,000	272,800
7.8% 5/15/18	B3	140,000	115,500
7.85% 5/15/04	B3	1,460,000	1,416,200
8.1% 5/15/07	B3	630,000	567,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	2,185,000	2,370,725
Riverwood International Corp. 10.625% 8/1/07	B3	1,700,000	1,768,000
			8,992,175
Metals & Mining - 0.3%
Century Aluminum Co. 11.75% 4/15/08	Ba3	160,000	165,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	$ 2,630,000	$ 2,334,125
7.5% 11/15/06	B3	460,000	333,500
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	610,000	631,350
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3	170,000	181,050
9.625% 5/15/08	B1	1,552,000	1,664,520
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	5,060,000	4,882,900
			10,193,045
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (g)	Ba2	190,000	198,550
Potlatch Corp. 6.25% 3/15/02	Baa3	3,320,000	3,286,800
Stone Container Corp. 9.75% 2/1/11	B2	920,000	984,400
			4,469,750
TOTAL MATERIALS			25,040,870
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.2%
AT&T Corp.:
6.5% 3/15/29	A3	3,465,000	3,026,781
8% 11/15/31 (g)	A3	1,010,000	1,042,586
British Telecommunications PLC 8.875% 12/15/30	Baa1	2,580,000	2,960,653
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	3,020,000	3,297,659
Citizens Communications Co.:
8.5% 5/15/06	Baa2	2,900,000	3,079,394
9% 8/15/31 (g)	Baa2	1,000,000	1,091,230
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	3,410,000	3,483,417
8% 10/1/10	Baa3	1,950,000	1,968,974
NTL Communications Corp. 11.5% 10/1/08	B3	3,045,000	943,950
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	3,540,000	3,581,843
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	3,010,829
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,000,000	3,142,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	$ 340,000	$ 286,311
TELUS Corp. yankee 8% 6/1/11	Baa2	3,525,000	3,714,998
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	5,205,000	4,424,250
Triton PCS, Inc. 8.75% 11/15/11 (g)	B2	2,150,000	2,150,000
			41,205,375
Wireless Telecommunication Services - 1.3%
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,284,400
Echostar Broadband Corp. 10.375% 10/1/07	B1	12,365,000	12,859,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	3,415,000	2,253,900
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	11,498,550
0% 2/15/08 (e)	B1	840,000	571,200
Orange PLC yankee 9% 6/1/09	Baa1	3,455,000	3,696,850
PanAmSat Corp. 6% 1/15/03	Baa3	170,000	164,050
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	2,440,000	2,135,000
10.625% 7/15/10	B3	715,000	825,825
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	8,711,000	7,426,128
10.375% 11/15/09	Baa1	4,829,000	5,456,770
			48,172,273
TOTAL TELECOMMUNICATION SERVICES			89,377,648
UTILITIES - 1.5%
Electric Utilities - 1.2%
AES Corp.:
7.375% 6/15/03	Ba1	970,000	921,500
8.75% 6/15/08	Ba1	280,000	246,400
9.375% 9/15/10	Ba1	4,540,000	3,972,500
9.5% 6/1/09	Ba1	5,425,000	4,774,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,836,804
6.73% 12/11/02 (g)	Baa2	4,910,000	5,032,652
CMS Energy Corp.:
7.5% 1/15/09	Ba3	985,000	925,900
8.375% 7/1/03	Ba3	1,755,000	1,737,450
9.875% 10/15/07	Ba3	1,655,000	1,721,200
Edison Mission Energy:
9.875% 4/15/11	Baa3	1,780,000	1,797,800
10% 8/15/08	Baa3	1,660,000	1,676,600
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,520,000	1,475,373
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Illinois Power Co. 7.5% 6/15/09	Baa2	$ 1,880,000	$ 1,793,445
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,566,494
7.875% 12/15/26 (g)	A3	1,960,000	1,810,158
Mission Energy Co. 8.125% 6/15/02 (g)	Baa3	2,330,000	2,306,700
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	1,280,000	1,408,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	675,000	648,000
7.05% 3/1/24	B3	340,000	321,300
7.875% 3/1/02	B3	790,000	774,200
PSI Energy, Inc. 6.65% 6/15/06	A3	2,055,000	2,044,766
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	383,206
			43,174,448
Gas Utilities - 0.1%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	885,000	897,567
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	2,550,000	2,659,803
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,239,560
			4,796,930
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	3,290,000	3,421,600
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	395,000	388,680
7.5% 1/15/31	Baa2	2,635,000	2,551,576
			6,361,856
TOTAL UTILITIES			54,333,234
TOTAL NONCONVERTIBLE BONDS			658,514,094
TOTAL CORPORATE BONDS (Cost $684,929,748)			682,667,142
U.S. Government and Government Agency Obligations - 4.7%

U.S. Government Agency Obligations - 1.0%
Fannie Mae:
5.25% 6/15/06	Aaa	4,720,000	4,806,282

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.5% 2/15/06	Aaa	$ 3,255,000	$ 3,353,659
5.5% 5/2/06	Aa2	4,185,000	4,266,063
6.25% 2/1/11	Aa2	2,115,000	2,148,375
7.25% 5/15/30	Aaa	4,280,000	4,788,669
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,273,740
Freddie Mac:
5.875% 3/21/11	Aa2	9,265,000	9,156,414
6.875% 9/15/10	Aaa	1,400,000	1,510,908
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,958,481
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			35,262,591
U.S. Treasury Obligations - 3.7%
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.17% 1/3/02 to 3/21/02	-	5,650,000	5,638,961
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	8,050,000	8,690,217
7.625% 2/15/25	Aaa	1,290,000	1,593,756
8.125% 8/15/19	Aaa	22,210,000	28,043,679
8.875% 8/15/17	Aaa	2,000,000	2,656,880
10% 5/15/10	Aaa	9,600,000	11,340,000
11.75% 2/15/10 (callable)	Aaa	13,045,000	15,953,644
12% 8/15/13	Aaa	3,740,000	5,217,898
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	5,500,000	5,300,625
5% 2/15/11	Aaa	16,215,000	16,154,194
5% 8/15/11	Aaa	11,050,000	11,015,414
6.125% 8/15/07	Aaa	785,000	843,875
6.5% 10/15/06	Aaa	4,140,000	4,502,250
7% 7/15/06	Aaa	13,980,000	15,456,568
7.25% 8/15/04	Aaa	1,404,000	1,532,550
TOTAL U.S. TREASURY OBLIGATIONS			133,940,511
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $165,068,267)			169,203,102
U.S. Government Agency - Mortgage Securities - 9.5%

Fannie Mae - 6.8%
6% 6/1/13 to 1/1/29	Aaa	44,714,905	44,472,282
6.5% 5/1/23 to 10/1/31	Aaa	110,121,121	110,291,619
7% 8/1/13 to 9/1/31	Aaa	59,429,089	60,663,481
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fannie Mae - continued
7.5% 7/1/16 to 10/1/30	Aaa	$ 23,946,150	$ 24,784,328
8% 1/1/26 to 6/1/30	Aaa	3,616,653	3,793,404
TOTAL FANNIE MAE			244,005,114
Freddie Mac - 0.2%
7.5% 5/1/17 to 11/1/30	Aaa	8,767,888	9,067,451
8% 7/1/17 to 5/1/27	Aaa	308,033	323,852
8.5% 7/1/22 to 6/1/23	Aaa	22,763	24,427
TOTAL FREDDIE MAC			9,415,730
Government National Mortgage Association - 2.5%
6% 12/15/08 to 6/15/09	Aaa	1,625,242	1,644,630
6.5% 6/15/08 to 8/15/27	Aaa	27,446,063	27,787,693
7% 7/15/28 to 7/15/31	Aaa	19,770,957	20,194,978
7% 1/1/31	Aaa	12,434,979	12,687,565
7% 1/1/32	Aaa	3,526,700	3,598,336
7.5% 9/15/22 to 8/15/28	Aaa	13,147,953	13,649,049
8% 5/15/25 to 1/15/31	Aaa	6,245,910	6,539,015
8.5% 12/15/16 to 12/15/30	Aaa	2,329,577	2,470,427
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			88,571,693
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $333,723,903)			341,992,537
Asset-Backed Securities - 0.6%

Airplanes pass thru trust 10.875% 3/15/19	B2	419,773	54,570
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,754,478
CIT Marine Trust 5.8% 4/15/10	Aaa	4,262,437	4,350,350
CPS Auto Receivables Trust 6% 8/15/03	Aaa	609,366	609,557
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	4,600,000	4,740,156
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	4,285,000	4,399,371
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	1,055,000	1,087,351
7.03% 11/15/03	Aaa	704,000	713,900
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (g)(h)	Baa2	155,974	155,609

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	$ 2,650,000	$ 2,806,516
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	710,316	725,410
TOTAL ASSET-BACKED SECURITIES (Cost $23,227,812)			23,397,268
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (g)(h)	Ba3	612,008	292,574
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,283,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,570,750
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	3,842,127	4,041,418
TOTAL U.S. GOVERNMENT AGENCY			9,895,668
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,610,585)			10,188,242
Commercial Mortgage Securities - 1.6%

Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (h)(i)	Aaa	45,443,862	2,872,193
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(h)	-	1,900,000	1,284,875
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class D, 0% 2/25/43 (g)(h)	BBB	1	1
BTR 1 Trust weighted average coupon Series 1998-S1A Class G, 0% 11/28/02 (g)(h)	-	0	0
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 3,164,766
Class B, 7.48% 2/1/08	A	2,320,000	2,434,097
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	2,500,000	2,405,768
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,065,638
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,689,219
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,418,953
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,263,938
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (g)(h)	-	1,600,000	1,244,000
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (g)(i)	Aaa	21,082,052	756,812
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (g)(h)	-	500,000	50,000
Series 1997-B Class E, 0% 9/15/19 (g)(h)	-	301,838	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (g)	BBB-	2,138,389	2,020,778
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(h)	-	1,300,000	962,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (g)	Ba1	750,000	726,328

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(h)	Baa3	$ 4,930,000	$ 4,640,363
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(h)(i)	Aaa	50,235,000	2,032,950
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,879,768	2,918,015
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	695,000	669,207
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	285,000	279,249
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,040,767
Class L, 7.9% 11/15/26 (g)	-	1,133,000	635,896
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	2,390,000	2,459,366
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,295,813
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	4,068,500
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,346,641
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $57,677,019)			55,746,133
Foreign Government and Government Agency Obligations (j) - 0.4%

Chilean Republic 7.125% 1/11/12	Baa1	1,590,000	1,627,365
Newfoundland Province yankee 11.625% 10/15/07	Aa1	2,000,000	2,584,460
Quebec Province:
5.75% 2/15/09	A1	2,500,000	2,506,900
Foreign Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Quebec Province: - continued
7.5% 9/15/29	A1	$ 2,620,000	$ 2,870,472
United Mexican States 9.875% 2/1/10	Baa3	2,770,000	3,088,550
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,358,999)			12,677,747
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.94% (c)	164,349,493	164,349,493
Fidelity Money Market Central Fund, 2.33% (c)	123,860,162	123,860,162
TOTAL MONEY MARKET FUNDS (Cost $288,209,655)		288,209,655
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $3,382,211,096)		3,540,449,419
NET OTHER ASSETS - 1.4%		50,597,340
NET ASSETS - 100%		$ 3,591,046,759
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $119,447,727 or 3.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	19.3%	AAA, AA, A	18.1%
Baa	6.4%	BBB	6.3%
Ba	3.3%	BB	3.0%
B	6.1%	B	6.6%
Caa	0.7%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,787,501,291 and $4,158,044,290, respectively, of which long-term U.S. government and government agency obligations aggregated $783,384,800 and $1,045,992,398, respectively.

The market value of futures contracts opened and closed during the period amounted to $765,344,026 and $904,774,223, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $140,674 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,745,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,553,000. The weighted average interest rate was 4.32%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $3,390,830,376. Net unrealized appreciation aggregated $149,619,043, of which $251,376,599 related to appreciated investment securities and $101,757,556 related to depreciated investment securities.

The fund hereby designates approximately $62,253,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $168,073,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $3,382,211,096) - See accompanying schedule		$ 3,540,449,419
Cash		352,818
Receivable for investments sold		78,516,167
Receivable for fund shares sold		1,751,396
Dividends receivable		1,591,714
Interest receivable		18,651,302
Other receivables		56
Total assets		3,641,312,872
Liabilities
Payable for investments purchased Regular delivery	$ 29,774,255
Delayed delivery	16,301,314
Payable for fund shares redeemed	2,296,238
Accrued management fee	1,581,530
Distribution fees payable	5,117
Other payables and accrued expenses	307,659
Total liabilities		50,266,113
Net Assets		$ 3,591,046,759
Net Assets consist of:
Paid in capital		$ 3,473,672,151
Undistributed net investment income		144,946,442
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(185,808,636)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,236,802
Net Assets		$ 3,591,046,759
Initial Class: Net Asset Value, offering price and redemption price per share ($3,547,729,625 ÷ 244,565,552 shares)		$14.51
Service Class: Net Asset Value, offering price and redemption price per share ($31,324,375 ÷ 2,173,329 shares)		$14.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,992,759 ÷ 835,331 shares)		$14.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 25,271,892
Interest		131,600,641
Security lending		9,940
Total income		156,882,473
Expenses
Management fee	$ 19,936,689
Transfer agent fees	2,510,792
Distribution fees	50,969
Accounting and security lending fees	643,336
Custodian fees and expenses	101,353
Audit	49,394
Legal	23,732
Interest	1,333
Miscellaneous	715,751
Total expenses before reductions	24,033,349
Expense reductions	(326,608)	23,706,741
Net investment income		133,175,732
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,540,523)
Foreign currency transactions	2,952
Futures contracts	(49,909,591)	(186,447,162)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(133,104,380)
Assets and liabilities in foreign currencies	(317)
Futures contracts	8,113,538	(124,991,159)
Net gain (loss)		(311,438,321)
Net increase (decrease) in net assets resulting from operations		$ (178,262,589)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 133,175,732	$ 169,689,841
Net realized gain (loss)	(186,447,162)	71,952,466
Change in net unrealized appreciation (depreciation)	(124,991,159)	(417,674,101)
Net increase (decrease) in net assets resulting from operations	(178,262,589)	(176,031,794)
Distributions to shareholders From net investment income	(165,533,467)	(155,528,551)
From net realized gain	(62,082,268)	(361,637,025)
Total distributions	(227,615,735)	(517,165,576)
Share transactions - net increase (decrease)	(166,612,262)	(103,868,167)
Total increase (decrease) in net assets	(572,490,586)	(797,065,537)
Net Assets
Beginning of period	4,163,537,345	4,960,602,882
End of period (including undistributed net investment income of $144,946,442 and $177,028,055, respectively)	$ 3,591,046,759	$ 4,163,537,345

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	14,430,722	$ 210,075,603	15,773,125	$ 262,419,927
Reinvested	14,767,544	225,648,078	31,454,002	514,587,479
Redeemed	(42,543,930)	(613,757,840)	(53,688,174)	(896,416,716)
Net increase (decrease)	(13,345,664)	$ (178,034,159)	(6,461,047)	$ (119,409,310)
Service Class Sold	570,655	$ 8,204,922	741,504	$ 12,184,248
Reinvested	110,168	1,674,550	157,694	2,567,255
Redeemed	(429,185)	(6,155,901)	(251,421)	(4,163,614)
Net increase (decrease)	251,638	$ 3,723,571	647,777	$ 10,587,889
Service Class 2 A Sold	583,205	$ 8,374,378	312,250	$ 5,136,587
Reinvested	19,334	293,107	666	10,842
Redeemed	(68,344)	(969,159)	(11,780)	(194,175)
Net increase (decrease)	534,195	$ 7,698,326	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 164,107,693		$ 154,762,338
Service Class		1,212,605		762,991
Service Class 2 A		213,169		3,222
Total		$ 165,533,467		$ 155,528,551
From net realized gain Initial Class		$ 61,540,385		$ 359,825,141
Service Class		461,945		1,804,264
Service Class 2 A		79,938		7,620
Total		$ 62,082,268		$ 361,637,025
		$ 227,615,735		$ 517,165,576

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Income from Investment Operations
Net investment income E	.51	.62	.59	.59	.57
Net realized and unrealized gain (loss)	(1.13)	(1.30)	1.28	1.84	2.58
Total from investment operations	(.62)	(.68)	1.87	2.43	3.15
Less Distributions
From net investment income	(.64)	(.60) G	(.60)	(.57)	(.59)
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	(1.48)
Total distributions	(.88)	(1.98)	(1.36)	(2.28)	(2.07)
Net asset value, end of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Total Return C, D	(4.15)%	(3.87)%	11.09%	15.05%	20.65%
Ratios to Average Net Assets H
Expenses before expense reductions	.64%	.61%	.63%	.64%	.65%
Expenses net of voluntary waivers, if any	.64%	.61%	.63%	.64%	.65%
Expenses net of all reductions	.63%	.61%	.62%	.63%	.64%
Net investment income	3.53%	3.73%	3.36%	3.46%	3.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937
Portfolio turnover rate	108%	76%	94%	113%	101%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income E	.49	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(1.12)	(1.31)	1.29	1.82	.29
Total from investment operations	(.63)	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.63)	(.59) G	(.60)	(.57)	-
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	-
Total distributions	(.87)	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C, D	(4.24)%	(4.06)%	11.01%	14.82%	2.22%
Ratios to Average Net Assets H
Expenses before expense reductions	.74%	.72%	.74%	.78%	.75% A
Expenses net of voluntary waivers, if any	.74%	.72%	.74%	.78%	.75% A
Expenses net of all reductions	.73%	.71%	.73%	.77%	.75% A
Net investment income	3.43%	3.62%	3.25%	3.49%	3.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,324	$ 30,583	$ 23,677	$ 5,801	$ 10
Portfolio turnover rate	108%	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income E	.46	.53
Net realized and unrealized gain (loss)	(1.11)	(.84)
Total from investment operations	(.65)	(.31)
Less Distributions
From net investment income	(.64)	(.59) G
From net realized gain	(.24)	(1.38) G
Total distributions	(.88)	(1.97)
Net asset value, end of period	$ 14.36	$ 15.89
Total Return B, C,D	(4.38)%	(1.97)%
Ratios to Average Net Assets H
Expenses before expense reductions	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.88% A
Expenses net of all reductions	.89%	.88% A
Net investment income	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,993	$ 4,785
Portfolio turnover rate	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Asset Manager Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	-12.28%	10.44%	15.75%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 SM Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $27,826 - a 178.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
PepsiCo, Inc.	2.8
Colgate-Palmolive Co.	2.7
Minnesota Mining & Manufacturing Co.	2.4
Berkshire Hathaway, Inc. Class A	2.3
Exxon Mobil Corp.	2.1
12.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	18.9
Financials	16.1
Consumer Staples	14.7
Industrials	14.4
Consumer Discretionary	10.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	0.5%
Short-Term Investments and Net Other Assets	3.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2001, the fund's return slightly lagged the Standard & Poor's 500 Index - which returned -11.89% - and beat the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. What factors shaped the fund's performance?

A. I anticipated the difficult corporate earnings environment in 2001 - particularly in the technology sector - and, as a result, had the fund positioned conservatively as the year began. The fund's heavy emphasis on consumer staples, financials and health care companies - as well as its low weighting in technology - helped it perform well through the first three quarters of the year. But aggressive monetary easing following the tragedy of September 11 caused the market to shift dramatically toward technology, and the sector rallied sharply. With its low tech exposure, the fund gave up all of its gains from earlier in the year relative to the S&P 500, but still finished well ahead of the competition. The fund outperformed its peer group average during the period because many peers held higher weightings in technology.

Q. Why were you so cautious on technology?

A. I didn't think the rich valuations within the sector reflected the slower growth rates of most companies. Tech and telecommunications stocks traded at extremely high valuations throughout 1999 and 2000, and these high valuations attracted huge waves of new capital and capacity to the sector. So when demand fell during 2001, profits collapsed. Some leading companies - including EMC and Sun Microsystems - fell by as much as 50%. In retrospect, my cautious approach - the fund's average exposure to tech stocks was around 8% during the period - was the right call as technology stocks declined 30% in 2001. The fund did not own positions in EMC or Sun at the end of the period.

Q. On average, health care and finance were the fund's largest sector exposures during the period. How did the fund's investments in each area perform?

A. Within health care, the fund benefited from its positions in hospital stocks, but those gains were muted by the poor performance of pharmaceuticals. Two of the fund's leading hospital stocks during the period were HCA and Tenet Healthcare, both of which prospered from favorable demographics, strong market positions, excellent cost control and more free cash flow. Finance stocks, meanwhile, outperformed the overall market as lower interest rates contributed to improved margins and increased refinancing activity. The fund's stakes in Fannie Mae and Fifth Third Bancorp, for example, were solid performers in 2001. Insurance stocks American International Group and Berkshire Hathaway also helped, as profits for both companies accelerated due to firmer industry pricing trends.

Q. Where else did you look for opportunities?

A. My concerns about technology stocks led me to work harder to find good growth stories outside that sector. As always, I looked for companies experiencing positive fundamental change and accelerating earnings growth. One example was defense company Lockheed Martin, which continued to improve its overall business profile by cutting costs, increasing free cash flow and selling underperforming, non-strategic businesses. The fund's largest service-related position - First Data - also helped performance as the company's Western Union and credit card processing divisions grew profits nicely.

Q. Which stocks were disappointments?

A. I try to learn from my mistakes every year, and this year's lesson was that high valuations leave no room for earnings disappointments. The fund's investment in American Tower, for example, performed poorly as the stock was expensive and business suffered from the slowing economy. Other disappointments included drugmaker Schering-Plough - which ran into patent protection issues and manufacturing problems - and drugstore chain CVS, which declined due to a pharmacist shortage and the weak economy. I had sold off both positions by year-end.

Q. What's your outlook going forward?

A. I'll most likely continue to emphasize growth companies and turnaround situations outside of the technology sector. The aggressive monetary stimulus last year - in the form of 11 interest rate cuts - coupled with the absence of inflation could result in a more stable market. Both corporate and consumer debt levels, however, are quite high, which could mute any recovery. My biggest concerns for 2002 are uncertain profit growth and high valuations. I would caution investors from assuming significant stock market appreciation this year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2001, more than $8.4 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.1%
Exide Technologies	100	$ 123
Gentex Corp. (a)	153,500	4,103,055
Michelin SA (Compagnie Generale des Etablissements) Series B	196,706	6,499,036
		10,602,214
Automobiles - 1.2%
Harley-Davidson, Inc.	532,300	28,909,213
Honda Motor Co. Ltd.	516,400	21,045,881
Nissan Motor Co. Ltd.	1,893,000	9,991,911
Toyota Motor Corp.	1,680,700	42,824,234
		102,771,239
Hotels, Restaurants & Leisure - 0.6%
AFC Enterprises, Inc.	128,300	3,642,437
Aztar Corp. (a)	97,600	1,786,080
CBRL Group, Inc.	40,700	1,198,208
CEC Entertainment, Inc. (a)	2,100	91,119
Cheesecake Factory, Inc. (a)	164,700	5,726,619
Darden Restaurants, Inc.	119,200	4,219,680
Friendly Ice Cream Corp. (a)	204,600	810,216
Harrah's Entertainment, Inc. (a)	39,800	1,472,998
International Game Technology (a)	77,000	5,259,100
Krispy Kreme Doughnuts, Inc. (a)	15,400	680,680
McDonald's Corp.	192,200	5,087,534
MGM Mirage, Inc. (a)	99,500	2,872,565
P.F. Chang's China Bistro, Inc. (a)	267,750	12,664,575
Ryan's Family Steak Houses, Inc. (a)	188,500	4,081,025
Starwood Hotels & Resorts Worldwide, Inc. unit	61,100	1,823,835
		51,416,671
Household Durables - 1.8%
Beazer Homes USA, Inc. (a)	62,900	4,602,393
Blyth, Inc.	69,000	1,604,250
Centex Corp.	421,800	24,080,562
D.R. Horton, Inc.	105,700	3,431,022
Furniture Brands International, Inc. (a)	18,400	589,168
Harman International Industries, Inc.	724,100	32,656,910
KB Home	33,800	1,355,380
Lennar Corp.	413,800	19,374,116
Mohawk Industries, Inc. (a)	603,120	33,099,226
Newell Rubbermaid, Inc.	332,600	9,169,782
Nintendo Co. Ltd.	53,300	9,290,157
Schuler Homes, Inc. Class A (a)	189,400	3,759,590
Whirlpool Corp.	137,200	10,060,876
		153,073,432
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	447,700	29,951,130
Lands' End, Inc. (a)	131,500	6,596,040
		36,547,170

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.3%
Mattel, Inc.	1,312,300	$ 22,571,560
Media - 2.6%
Charter Communications, Inc. Class A (a)	2,280,000	37,460,400
Comcast Corp. Class A (special) (a)	1,546,100	55,659,600
Cox Communications, Inc. Class A (a)	27,500	1,152,525
E.W. Scripps Co. Class A	247,700	16,348,200
Hispanic Broadcasting Corp. (a)	103,000	2,626,500
Liberty Media Corp. Class A (a)	1,467,200	20,540,800
Mediacom Communications Corp. Class A (a)	604,400	11,036,344
Omnicom Group, Inc.	203,000	18,138,050
Univision Communications, Inc. Class A (a)	227,900	9,220,834
USA Networks, Inc. (a)	205,500	5,612,205
Viacom, Inc. Class B (non-vtg.) (a)	881,236	38,906,569
		216,702,027
Multiline Retail - 0.6%
99 Cents Only Stores (a)	334,800	12,755,880
Costco Wholesale Corp. (a)	86,600	3,843,308
Kohls Corp. (a)	309,100	21,773,004
Nordstrom, Inc.	102,200	2,067,506
Stein Mart, Inc. (a)	435,500	3,640,780
Wal-Mart Stores, Inc.	75,200	4,327,760
		48,408,238
Specialty Retail - 2.5%
AutoZone, Inc. (a)	444,600	31,922,280
Bed Bath & Beyond, Inc. (a)	550,200	18,651,780
Best Buy Co., Inc. (a)	186,100	13,860,728
CDW Computer Centers, Inc. (a)	76,900	4,130,299
Charming Shoppes, Inc. (a)	930,900	4,943,079
Copart, Inc. (a)	316,500	11,511,105
Footstar, Inc. (a)	361,200	11,305,560
Gap, Inc.	825,700	11,510,258
Home Depot, Inc.	43,610	2,224,546
Lowe's Companies, Inc.	695,000	32,254,950
Michaels Stores, Inc. (a)	162,800	5,364,260
Ross Stores, Inc.	73,800	2,367,504
Staples, Inc. (a)	159,500	2,982,650
Talbots, Inc.	176,500	6,398,125
The Bombay Company, Inc. (a)	505,500	1,152,540
The Pep Boys - Manny, Moe & Jack	550,100	9,434,215
TJX Companies, Inc.	884,600	35,260,156
Toys 'R' Us, Inc. (a)	2,500	51,850
		205,325,885
Textiles & Apparel - 0.3%
Coach, Inc. (a)	102,931	4,012,250
Delta Apparel, Inc.	8,870	185,383
Delta Woodside Industries, Inc. (a)	88,700	78,056
Liz Claiborne, Inc.	261,600	13,014,600
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
Tommy Hilfiger Corp. (a)	292,600	$ 4,023,250
Wolverine World Wide, Inc.	326,400	4,912,320
		26,225,859
TOTAL CONSUMER DISCRETIONARY		873,644,295
CONSUMER STAPLES - 14.7%
Beverages - 4.9%
Anheuser-Busch Companies, Inc.	1,344,000	60,762,240
Diageo PLC	2,971,623	33,964,462
Molson, Inc. Class A	1,123,100	19,757,979
Pepsi Bottling Group, Inc.	2,488,300	58,475,050
PepsiCo, Inc.	4,846,550	235,978,514
		408,938,245
Food & Drug Retailing - 2.3%
Albertson's, Inc.	722,800	22,760,972
Coles Myer Ltd.	1,920,460	8,237,736
Fleming Companies, Inc.	526,918	9,747,983
George Weston Ltd.	437,100	28,396,670
J. Sainsbury PLC	5,087,892	27,113,173
Loblaw Companies Ltd.	240,140	7,845,740
Performance Food Group Co. (a)	201,100	7,072,687
Safeway PLC	1,780,314	8,294,839
Sysco Corp.	473,400	12,412,548
Tesco PLC	4,653,300	16,870,260
Walgreen Co.	69,200	2,329,272
Whole Foods Market, Inc. (a)	894,900	38,981,844
William Morrison Supermarkets PLC	1,899,534	5,579,843
		195,643,567
Food Products - 2.4%
American Italian Pasta Co. Class A (a)	148,400	6,237,252
Bunge Ltd.	19,900	463,272
Cadbury Schweppes PLC	3,160,234	20,153,697
Dreyer's Grand Ice Cream, Inc.	12,416	478,140
Hershey Foods Corp.	541,300	36,646,010
Hormel Foods Corp.	34,800	935,076
J.M. Smucker Co.	36,300	1,284,294
Kellogg Co.	97,200	2,925,720
Kraft Foods, Inc. Class A	1,695,470	57,696,844
Nestle SA (Reg.)	202,781	43,306,271
Smithfield Foods, Inc. (a)	114,500	2,523,580
Wm. Wrigley Jr. Co.	630,700	32,399,059
		205,049,215
Household Products - 2.7%
Colgate-Palmolive Co.	3,880,930	224,123,708
Personal Products - 2.4%
Avon Products, Inc.	2,671,828	124,240,002

	Shares	Value (Note 1)
Estee Lauder Companies, Inc. Class A	267,000	$ 8,560,020
Gillette Co.	2,063,300	68,914,220
		201,714,242
TOTAL CONSUMER STAPLES		1,235,468,977
ENERGY - 8.5%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	174,200	6,353,074
BJ Services Co. (a)	122,200	3,965,390
ENSCO International, Inc.	380,600	9,457,910
Hanover Compressor Co. (a)	752,800	19,015,728
Noble Drilling Corp. (a)	133,800	4,554,552
Schlumberger Ltd. (NY Shares)	137,300	7,544,635
Smith International, Inc. (a)	23,100	1,238,622
		52,129,911
Oil & Gas - 7.9%
Alberta Energy Co. Ltd.	3,516,920	132,956,193
BP PLC sponsored ADR	3,679,932	171,153,637
Burlington Resources, Inc.	487,590	18,304,129
Canadian Natural Resources Ltd.	103,870	2,500,163
ChevronTexaco Corp.	20,295	1,818,635
Equitable Resources, Inc.	314,100	10,701,387
Exxon Mobil Corp.	4,514,442	177,417,571
Murphy Oil Corp.	251,600	21,144,464
Noble Affiliates, Inc.	288,900	10,195,281
Phillips Petroleum Co.	159,500	9,611,470
Storm Energy, Inc. (a)	102,100	609,418
Suncor Energy, Inc.	1,800,220	59,268,364
Talisman Energy, Inc.	304,370	11,569,732
Valero Energy Corp.	924,700	35,249,564
		662,500,008
TOTAL ENERGY		714,629,919
FINANCIALS - 15.8%
Banks - 5.0%
Australia & New Zealand Banking Group Ltd.	1,029,961	9,366,636
Bank of America Corp.	67,200	4,230,240
Bank of Ireland	772,797	7,180,857
Bank One Corp.	2,278,500	88,975,425
Barclays PLC	164,300	5,442,273
Commerce Bancorp, Inc., New Jersey	862,484	33,930,121
Compass Bancshares, Inc.	24,700	699,010
Credit Suisse Group (Reg.)	81,880	3,497,288
Fifth Third Bancorp	1,335,580	82,245,016
Golden West Financial Corp., Delaware	648,400	38,158,340
Lloyds TSB Group PLC	2,064,400	22,423,017
M&T Bank Corp.	193,600	14,103,760
NetBank, Inc. (a)	207,700	2,176,696
North Fork Bancorp, Inc.	458,600	14,670,614
Royal Bank of Scotland Group PLC	2,150,213	52,345,473
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
SouthTrust Corp.	747,200	$ 18,433,424
Synovus Financial Corp.	197,400	4,944,870
TCF Financial Corp.	101,900	4,889,162
U.S. Bancorp, Delaware	733,394	15,349,936
		423,062,158
Diversified Financials - 4.2%
Alliance Data Systems Corp.	27,000	517,050
Allied Capital Corp.	20,500	533,000
American Express Co.	2,000	71,380
Capital One Financial Corp.	747,300	40,316,835
Citigroup, Inc.	171,315	8,647,981
Daiwa Securities Group, Inc.	1,860,000	9,732,968
Doral Financial Corp.	336,000	10,486,560
Fannie Mae	1,347,700	107,142,150
Household International, Inc.	1,889,190	109,459,669
MBNA Corp.	123,400	4,343,680
Merrill Lynch & Co., Inc.	2,000	104,240
Moody's Corp.	279,400	11,136,884
Nikko Cordial Corp.	922,000	4,096,377
Nomura Holdings, Inc.	448,000	5,716,108
USA Education, Inc.	500,100	42,018,402
		354,323,284
Insurance - 5.9%
ACE Ltd.	106,900	4,292,035
AFLAC, Inc.	2,000	49,120
Allstate Corp.	207,000	6,975,900
American International Group, Inc.	1,580,584	125,498,370
Berkshire Hathaway, Inc.:
Class A (a)	2,577	194,821,200
Class B (a)	2,800	7,070,000
Everest Re Group Ltd.	416,480	29,445,136
IPC Holdings Ltd.	117,800	3,486,880
MBIA, Inc.	39,750	2,131,793
MetLife, Inc.	2,027,300	64,224,864
Ohio Casualty Corp.	76,700	1,231,035
PartnerRe Ltd.	81,300	4,390,200
RenaissanceRe Holdings Ltd.	215,255	20,535,327
SAFECO Corp.	181,200	5,644,380
Swiss Reinsurance Co. (Reg.)	152,614	15,375,566
Unitrin, Inc.	11,000	434,720
XL Capital Ltd. Class A	82,500	7,537,200
Zenith National Insurance Corp.	127,700	3,567,938
		496,711,664
Real Estate - 0.7%
AvalonBay Communities, Inc.	97,500	4,612,725
Equity Office Properties Trust	180,000	5,414,400

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	1,515,600	$ 43,512,876
ResortQuest International, Inc. (a)	192,100	914,396
		54,454,397
TOTAL FINANCIALS		1,328,551,503
HEALTH CARE - 18.9%
Biotechnology - 1.0%
Cephalon, Inc. (a)	172,900	13,068,647
Charles River Labs International, Inc. (a)	466,900	15,631,812
Enzon, Inc. (a)	77,300	4,350,444
Genentech, Inc. (a)	244,100	13,242,425
Gilead Sciences, Inc. (a)	177,690	11,677,787
IDEC Pharmaceuticals Corp. (a)	245,260	16,905,772
Neurocrine Biosciences, Inc. (a)	181,000	9,287,110
QLT, Inc. (a)	20,400	519,100
Serologicals Corp. (a)	21,400	460,100
		85,143,197
Health Care Equipment & Supplies - 3.4%
Amersham PLC	509,700	4,931,409
Apogent Technologies, Inc.	102,900	2,654,820
Baxter International, Inc.	342,400	18,362,912
Becton, Dickinson & Co.	282,900	9,378,135
Bio-Rad Laboratories, Inc. Class A (a)	95,900	6,070,470
Biomet, Inc.	573,200	17,711,880
Cooper Companies, Inc.	279,700	13,979,406
Cyberonics, Inc. (a)	2,000	53,060
Cytyc Corp. (a)	667,200	17,413,920
DENTSPLY International, Inc.	526,966	26,453,693
Disetronic Holding AG (Reg.)	6,155	5,120,503
Edwards Lifesciences Corp. (a)	20,300	560,889
Guidant Corp. (a)	182,500	9,088,500
ICU Medical, Inc. (a)	67,300	2,994,850
Luxottica Group Spa sponsored ADR	343,960	5,668,461
Medtronic, Inc.	208,134	10,658,542
Ocular Sciences, Inc. (a)	10,900	253,970
Resmed, Inc. (a)	21,000	1,132,320
Smith & Nephew PLC	6,534,753	39,485,592
St. Jude Medical, Inc. (a)	249,988	19,411,568
Sybron Dental Specialties, Inc. (a)	390,833	8,434,176
Therasense, Inc.	101,700	2,522,160
Varian Medical Systems, Inc. (a)	301,500	21,484,890
Zimmer Holdings, Inc. (a)	1,356,977	41,442,078
		285,268,204
Health Care Providers & Services - 5.6%
Accredo Health, Inc. (a)	24,600	976,620
AdvancePCS Class A (a)	101,700	2,984,895
American Healthways, Inc. (a)	6,200	198,028
AMN Healthcare Services, Inc.	159,600	4,373,040
Caremark Rx, Inc. (a)	685,664	11,183,180
Community Health Systems, Inc. (a)	869,300	22,167,150
Dianon Systems, Inc. (a)	35,700	2,170,560
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	1,840,016	$ 70,914,217
Health Management Associates, Inc. Class A (a)	1,723,190	31,706,696
HealthSouth Corp. (a)	305,200	4,523,064
ICON PLC sponsored ADR (a)	20,300	605,143
Laboratory Corp. of America Holdings (a)	118,000	9,540,300
Manor Care, Inc. (a)	595,700	14,124,047
Matria Healthcare, Inc. (a)	600	20,778
Maximus, Inc. (a)	55,200	2,321,712
McKesson Corp.	138,900	5,194,860
Patterson Dental Co. (a)	1,378,400	56,417,912
PDI, Inc. (a)	9,500	212,040
Pediatrix Medical Group (a)	64,800	2,198,016
Quest Diagnostics, Inc. (a)	362,500	25,994,875
Rightchoice Managed Care, Inc. (a)	1,500	104,985
Tenet Healthcare Corp. (a)	1,664,900	97,762,928
UnitedHealth Group, Inc.	1,344,600	95,157,342
Wellpoint Health Networks, Inc. (a)	41,800	4,884,330
		465,736,718
Pharmaceuticals - 8.9%
Abbott Laboratories	424,100	23,643,575
Altana AG	175,050	8,741,647
American Home Products Corp.	1,307,000	80,197,520
AstraZeneca PLC sponsored ADR	753,300	35,103,780
Aventis SA (France)	357,200	25,361,201
Barr Laboratories, Inc. (a)	158,900	12,610,304
Biovail Corp. (a)	343,520	19,191,881
Bristol-Myers Squibb Co.	25,700	1,310,700
Elan Corp. PLC sponsored ADR (a)	1,529,200	68,905,752
Eli Lilly & Co.	14,400	1,130,976
Forest Laboratories, Inc. (a)	623,800	51,120,410
InterMune, Inc. (a)	268,600	13,231,236
Johnson & Johnson	2,165,000	127,951,500
King Pharmaceuticals, Inc. (a)	192,233	8,098,776
Mylan Laboratories, Inc.	90,000	3,375,000
Novartis AG sponsored ADR	1,648,800	60,181,200
Pfizer, Inc.	4,283,465	170,696,080
Pharmaceutical Resources, Inc. (a)	200,400	6,773,520
Sanofi-Synthelabo SA	181,889	13,592,319
Schering AG	130,700	6,946,483
Teva Pharmaceutical Industries Ltd. sponsored ADR	203,100	12,517,053
		750,680,913
TOTAL HEALTH CARE		1,586,829,032
INDUSTRIALS - 14.3%
Aerospace & Defense - 2.1%
Alliant Techsystems, Inc. (a)	12,000	926,400

	Shares	Value (Note 1)
Curtiss-Wright Corp. Class B	402	$ 18,693
Lockheed Martin Corp.	3,792,940	177,016,510
		177,961,603
Air Freight & Couriers - 0.1%
Expeditors International of Washington, Inc.	33,616	1,914,431
United Parcel Service, Inc. Class B	91,100	4,964,950
		6,879,381
Airlines - 1.1%
British Airways PLC	1,011,248	2,871,135
Ryanair Holdings PLC sponsored ADR (a)	1,709,420	54,786,911
Southwest Airlines Co.	2,082,730	38,488,850
		96,146,896
Building Products - 0.1%
American Standard Companies, Inc. (a)	136,400	9,306,572
Commercial Services & Supplies - 4.8%
Administaff, Inc. (a)	37,600	1,030,616
Advisory Board Co.	82,300	2,279,710
Automatic Data Processing, Inc.	2,133,100	125,639,590
Avery Dennison Corp.	88,400	4,997,252
Brambles Industries Ltd.	831,013	4,413,311
Career Education Corp. (a)	273,800	9,385,864
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	452,100
Certegy, Inc. (a)	161,800	5,536,796
Cintas Corp.	691,100	33,172,800
Concord EFS, Inc. (a)	267,500	8,768,650
Corinthian Colleges, Inc. (a)	104,380	4,268,098
Corporate Executive Board Co. (a)	93,700	3,438,790
Cross Country, Inc.	58,100	1,539,650
CSG Systems International, Inc. (a)	140,200	5,671,090
Dun & Bradstreet Corp. (a)	70,000	2,471,000
Edison Schools, Inc. Class A (a)	200	3,930
Exult, Inc. (a)	677,200	10,869,060
First Data Corp.	1,458,100	114,387,945
Fiserv, Inc. (a)	446,800	18,908,576
Robert Half International, Inc. (a)	159,749	4,265,298
The BISYS Group, Inc. (a)	352,585	22,561,914
Waste Management, Inc.	496,700	15,849,697
Weight Watchers International, Inc.	200	6,764
		399,918,501
Construction & Engineering - 0.3%
Fluor Corp.	466,884	17,461,462
Jacobs Engineering Group, Inc. (a)	141,460	9,336,360
		26,797,822
Electrical Equipment - 0.0%
Molex, Inc. Class A (non-vtg.)	79,000	2,136,950
Power-One, Inc. (a)	17,500	182,175
		2,319,125
Industrial Conglomerates - 2.8%
Minnesota Mining & Manufacturing Co.	1,737,910	205,438,341
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tomkins PLC	1,783,100	$ 5,503,930
Tyco International Ltd.	429,100	25,273,990
		236,216,261
Machinery - 0.5%
Danaher Corp.	201,122	12,129,668
Graco, Inc.	9,700	378,785
Illinois Tool Works, Inc.	30,800	2,085,776
Kennametal, Inc.	10,800	434,916
PACCAR, Inc.	200,500	13,156,810
SPX Corp. (a)	99,631	13,639,484
		41,825,439
Road & Rail - 2.2%
C.H. Robinson Worldwide, Inc.	1,097,754	31,741,557
Canadian National Railway Co.	985,850	47,508,604
Canadian Pacific Railway Ltd.	522,850	10,545,040
CSX Corp.	905,930	31,752,847
Heartland Express, Inc. (a)	113,770	3,159,393
Knight Transportation, Inc. (a)	225,750	4,239,585
Landstar System, Inc. (a)	60,200	4,365,102
Norfolk Southern Corp.	413,600	7,581,288
Swift Transportation Co., Inc. (a)	1,576,392	33,908,192
Werner Enterprises, Inc.	232,656	5,653,541
		180,455,149
Trading Companies & Distributors - 0.3%
Fastenal Co.	322,900	21,450,247
MSC Industrial Direct, Inc. Class A (a)	18,100	357,475
		21,807,722
TOTAL INDUSTRIALS		1,199,634,471
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.1%
Brocade Communications System, Inc. (a)	94,500	3,129,840
Cisco Systems, Inc. (a)	20,400	369,444
Riverstone Networks, Inc.	85,700	1,422,620
Tellium, Inc.	720,900	4,491,207
UTStarcom, Inc. (a)	200	5,700
		9,418,811
Computers & Peripherals - 1.3%
Apple Computer, Inc. (a)	486,163	10,646,970
Dell Computer Corp. (a)	666,200	18,107,316
Handspring, Inc. (a)	97,800	659,172
International Business Machines Corp.	432,200	52,278,912
Logitech International SA (Reg.) (a)	426,899	15,645,581
O2Micro International Ltd. (a)	84,200	2,025,010
Storage Technology Corp. (a)	627,800	12,976,626
		112,339,587

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	65,000	$ 3,123,250
Flir Systems, Inc. (a)	265,600	10,071,552
Itron, Inc. (a)	51,000	1,545,300
Mettler-Toledo International, Inc. (a)	350,600	18,178,610
Roper Industries, Inc.	222,800	11,028,600
Symbol Technologies, Inc.	245,500	3,898,540
Thermo Electron Corp.	699,832	16,697,992
Waters Corp. (a)	325,500	12,613,125
		77,156,969
Internet Software & Services - 0.1%
Keynote Systems, Inc. (a)	520,000	4,862,000
WebEx Communications, Inc. (a)	164,400	4,085,340
WebMD Corp. (a)	21,600	152,496
Websense, Inc. (a)	8,600	275,802
		9,375,638
IT Consulting & Services - 1.1%
Accenture Ltd. Class A	1,273,100	34,271,852
Affiliated Computer Services, Inc. Class A (a)	35,600	3,778,228
Computer Sciences Corp. (a)	66,500	3,257,170
Electronic Data Systems Corp.	486,600	33,356,430
Perot Systems Corp. Class A (a)	64,800	1,323,216
SunGard Data Systems, Inc. (a)	536,100	15,509,373
		91,496,269
Office Electronics - 0.0%
Xerox Corp.	49,800	518,916
Semiconductor Equipment & Products - 0.8%
Analog Devices, Inc. (a)	2,600	115,414
Cabot Microelectronics Corp. (a)	114,200	9,050,350
Intel Corp.	814,600	25,619,170
Intersil Corp. Class A (a)	188,000	6,063,000
Linear Technology Corp.	225,100	8,787,904
Marvell Technology Group Ltd. (a)	35,200	1,260,864
Maxim Integrated Products, Inc. (a)	71,600	3,759,716
Photronics, Inc. (a)	47,600	1,492,260
Semtech Corp. (a)	95,400	3,404,826
Silicon Laboratories, Inc. (a)	61,000	2,056,310
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	122,700	2,106,759
Virage Logic Corp. (a)	47,400	911,502
		64,628,075
Software - 2.5%
Adobe Systems, Inc.	2,000	62,100
BEA Systems, Inc. (a)	908,880	13,996,752
Cadence Design Systems, Inc. (a)	119,400	2,617,248
Cerner Corp. (a)	214,900	10,729,957
Electronic Arts, Inc. (a)	112,951	6,771,412
Fair, Isaac & Co., Inc.	31,200	1,966,224
Intuit, Inc. (a)	423,242	18,106,293
Magma Design Automation, Inc.	3,700	112,036
Microsoft Corp. (a)	1,287,000	85,263,750
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Network Associates, Inc. (a)	903,100	$ 23,345,135
Numerical Technologies, Inc. (a)	52,100	1,833,920
PeopleSoft, Inc. (a)	221,608	8,908,642
Red Hat, Inc. (a)	706,800	5,018,280
Synopsys, Inc. (a)	145,464	8,592,558
THQ, Inc. (a)	20,500	993,635
VERITAS Software Corp. (a)	428,952	19,229,918
		207,547,860
TOTAL INFORMATION TECHNOLOGY		572,482,125
MATERIALS - 4.8%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	336,000	15,761,760
Engelhard Corp.	213,900	5,920,752
OM Group, Inc.	158,400	10,484,496
Praxair, Inc.	742,812	41,040,363
RPM, Inc.	57,900	837,234
Valspar Corp.	176,300	6,981,480
		81,026,085
Construction Materials - 0.0%
Lafarge North America, Inc.	250	9,393
Containers & Packaging - 0.1%
Bemis Co., Inc.	34,500	1,696,710
Pactiv Corp. (a)	170,400	3,024,600
Peak International Ltd. (a)	200,000	1,500,000
		6,221,310
Metals & Mining - 3.2%
Agnico-Eagle Mines Ltd.	305,300	3,011,567
Alcoa, Inc.	1,024,200	36,410,310
Barrick Gold Corp.	1,041,000	16,645,797
BHP Billiton Ltd.	4,179,257	22,408,445
BHP Billiton PLC	4,659,263	23,675,765
Compania de Minas Buenaventura SA sponsored ADR	471,100	9,765,903
Fording, Inc.	168,803	3,001,461
Franco Nevada Mining Corp. Ltd.	2,879,164	42,601,352
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,308,600	17,522,154
Gold Fields Ltd.	997,200	4,784,230
Goldcorp, Inc.	1,783,280	21,624,343
Impala Platinum Holdings Ltd.	97,600	4,578,283
Lonmin PLC	11,100	169,697
Massey Energy Corp.	467,300	9,687,129
Meridian Gold, Inc. (a)	373,600	3,837,874
Newmont Mining Corp.	793,110	15,156,332
Normandy Mining Ltd.	3,190,883	2,949,258

	Shares	Value (Note 1)
Placer Dome, Inc.	790,000	$ 8,636,592
Rio Tinto PLC (Reg.)	1,416,300	27,137,668
		273,604,160
Paper & Forest Products - 0.5%
International Paper Co.	334,100	13,480,935
Mead Corp.	188,600	5,825,854
Sappi Ltd.	706,200	7,070,839
Stora Enso Oyj (R Shares)	508,800	6,524,528
Westvaco Corp.	101,600	2,890,520
Weyerhaeuser Co.	58,600	3,169,088
		38,961,764
TOTAL MATERIALS		399,822,712
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.1%
Cable & Wireless PLC	1,160,600	5,584,900
Cable & Wireless PLC sponsored ADR	102,100	1,512,101
		7,097,001
Wireless Telecommunication Services - 1.5%
AirGate PCS, Inc. (a)	135,700	6,181,135
Alamosa Holdings, Inc. (a)	241,200	2,877,516
American Tower Corp. Class A (a)	2,008,070	19,016,423
Mobile TeleSystems Ojsc sponsored ADR (a)	200	7,132
Sprint Corp. - PCS Group Series 1 (a)	2,002,300	48,876,143
Triton PCS Holdings, Inc. Class A (a)	837,400	24,577,690
Vimpel Communications sponsored ADR (a)	200	5,210
Vodafone Group PLC sponsored ADR	987,100	25,348,728
		126,889,977
TOTAL TELECOMMUNICATION SERVICES		133,986,978
UTILITIES - 0.2%
Electric Utilities - 0.2%
Entergy Corp.	36,600	1,431,426
FirstEnergy Corp.	218,300	7,636,134
Southern Co.	465,540	11,801,439
		20,868,999
Gas Utilities - 0.0%
Southern Union Co.	23,165	436,892
TOTAL UTILITIES		21,305,891
TOTAL COMMON STOCKS (Cost $7,244,706,223)		8,066,355,903
Convertible Preferred Stocks - 0.4%
	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
Xerox Capital Trust II $3.75 (e)	342,900	$ 23,757,827
Real Estate - 0.0%
Vornado Realty Trust Series A, $3.25	45,900	2,639,250
TOTAL FINANCIALS		26,397,077
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (e)	9,200	10,172,900
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,372,629)		36,569,977
Convertible Bonds - 0.3%
Moody's Ratings (unaudited) (d)		Principal Amount (c)
CONSUMER DISCRETIONARY - 0.1%
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (e)	Ba3	$ 4,540,000	5,096,150
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp. 0% 2/6/21	Ba3	10,160,000	7,387,336
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Redback Networks, Inc. 5% 4/1/07	CCC-	6,710,000	3,355,000
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (e)	CCC	5,025,000	5,985,780
TOTAL CONVERTIBLE BONDS (Cost $19,065,467)			21,824,266
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.63% to 2.2% 1/3/02 to 3/21/02	-	3,400,000	3,393,996
U.S. Treasury Bonds 6.875% 8/15/25	Aaa	14,800,000	16,876,588
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,297,302)			20,270,584
Money Market Funds - 7.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	543,547,695	$ 543,547,695
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	89,714,500	89,714,500
TOTAL MONEY MARKET FUNDS (Cost $633,262,195)		633,262,195
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $7,950,703,816)		8,778,282,925
NET OTHER ASSETS - (4.4)%		(372,877,176)
NET ASSETS - 100%		$ 8,405,405,749
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,012,657 or 0.5% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
PJ America, Inc.	$ -	$ 8,247,615	$ -	$ -
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $11,825,672,661 and $11,236,897,839, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $233,229,004, respectively.

The market value of futures contracts opened and closed during the period amounted to $498,802,371 and $551,784,208, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $789,160 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.5%
United Kingdom	6.6
Canada	5.2
Switzerland	1.7
Ireland	1.5
Japan	1.2
Bermuda	1.1
Others (individually less than 1%)	2.2
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,008,815,953. Net unrealized appreciation aggregated $769,466,972, of which $1,028,470,929 related to appreciated investment securities and $259,003,957 related to depreciated investment securities.

The fund hereby designates approximately $248,988,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $675,098,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $86,361,377) (cost $7,950,703,816) - See accompanying schedule		$ 8,778,282,925
Cash		78,150
Receivable for investments sold		13,425,820
Receivable for fund shares sold		7,581,084
Dividends receivable		5,208,028
Interest receivable		1,846,130
Other receivables		88,522
Total assets		8,806,510,659
Liabilities
Payable for investments purchased	$ 293,410,349
Payable for fund shares redeemed	13,510,889
Accrued management fee	3,993,674
Distribution fees payable	144,406
Payable for daily variation on futures contracts	62,911
Other payables and accrued expenses	268,181
Collateral on securities loaned, at value	89,714,500
Total liabilities		401,104,910
Net Assets		$ 8,405,405,749
Net Assets consist of:
Paid in capital		$ 8,248,254,052
Undistributed net investment income		62,524,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(732,966,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		827,594,136
Net Assets		$ 8,405,405,749
Initial Class: Net Asset Value, offering price and redemption price per share ($6,972,615,331 ÷ 346,456,881 shares)		$20.13
Service Class: Net Asset Value, offering price and redemption price per share ($1,201,104,730 ÷ 59,870,948 shares)		$20.06
Service Class 2: Net Asset Value, offering price and redemption price per share ($231,685,688 ÷ 11,586,879 shares)		$20.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 82,986,154
Interest		37,573,076
Security lending		993,617
Total income		121,552,847
Expenses
Management fee	$ 49,785,927
Transfer agent fees	5,706,134
Distribution fees	1,516,678
Accounting and security lending fees	837,913
Non-interested trustees' compensation	29,548
Custodian fees and expenses	524,381
Audit	58,127
Legal	56,374
Miscellaneous	1,691,531
Total expenses before reductions	60,206,613
Expense reductions	(3,680,032)	56,526,581
Net investment income		65,026,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(5,029,365) on sales of investments in affiliated issuers)	(604,378,310)
Foreign currency transactions	(40,011)
Futures contracts	(6,550,601)	(610,968,922)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(676,795,259)
Assets and liabilities in foreign currencies	48,020
Futures contracts	458,688	(676,288,551)
Net gain (loss)		(1,287,257,473)
Net increase (decrease) in net assets resulting from operations		$ (1,222,231,207)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 65,026,266	$ 68,317,627
Net realized gain (loss)	(610,968,922)	204,849,547
Change in net unrealized appreciation (depreciation)	(676,288,551)	(962,270,276)
Net increase (decrease) in net assets resulting from operations	(1,222,231,207)	(689,103,102)
Distributions to shareholders From net investment income	(69,399,586)	(35,814,293)
From net realized gain	(248,845,348)	(1,235,476,968)
Total distributions	(318,244,934)	(1,271,291,261)
Share transactions - net increase (decrease)	102,246,420	2,023,685,153
Total increase (decrease) in net assets	(1,438,229,721)	63,290,790
Net Assets
Beginning of period	9,843,635,470	9,780,344,680
End of period (including undistributed net investment income of $62,524,412 and $67,012,238, respectively)	$ 8,405,405,749	$ 9,843,635,470
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	46,135,846	$ 938,388,669	53,448,851	$ 1,355,965,735
Reinvested	12,488,712	275,251,203	45,653,334	1,161,877,344
Redeemed	(70,827,054)	(1,431,503,158)	(49,325,329)	(1,240,820,402)
Net increase (decrease)	(12,202,496)	$ (217,863,286)	49,776,856	$ 1,277,022,677
Service Class Sold	13,891,953	$ 284,903,951	24,126,050	$ 612,579,539
Reinvested	1,820,820	40,039,821	4,305,875	109,369,237
Redeemed	(8,440,108)	(168,326,292)	(2,471,479)	(61,156,455)
Net increase (decrease)	7,272,665	$ 156,617,480	25,960,446	$ 660,792,321
Service Class 2 A Sold	9,228,820	$ 185,001,257	3,591,561	$ 88,871,209
Reinvested	134,574	2,953,910	1,759	44,679
Redeemed	(1,242,618)	(24,462,941)	(127,217)	(3,045,733)
Net increase (decrease)	8,120,776	$ 163,492,226	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 60,769,746		$ 32,731,929
Service Class		8,007,964		3,081,105
Service Class 2 A		621,876		1,259
Total		$ 69,399,586		$ 35,814,293
From net realized gain Initial Class		$ 214,481,457		$ 1,129,145,416
Service Class		32,031,857		106,288,132
Service Class 2 A		2,332,034		43,420
Total		$ 248,845,348		$ 1,235,476,968
		$ 318,244,934		$ 1,271,291,261

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Income from Investment Operations
Net investment income E	.16	.17	.12	.13	.16
Net realized and unrealized gain (loss)	(3.01)	(1.84)	5.59	5.54	3.73
Total from investment operations	(2.85)	(1.67)	5.71	5.67	3.89
Less Distributions
From net investment income	(.17)	(.11)	(.12)	(.14)	(.14)
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	(.37)
Total distributions	(.77)	(3.73)	(1.00)	(1.17)	(.51)
Net asset value, end of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Total Return C, D	(12.28)%	(6.58)%	24.25%	29.98%	24.14%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.66%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.70%	.71%
Expenses net of all reductions	.64%	.63%	.65%	.66%	.68%
Net investment income	.77%	.69%	.48%	.62%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868
Portfolio turnover rate	140%	177%	172%	201%	142%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income E	.14	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(3.00)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(2.86)	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.15)	(.11)	(.12)	(.14)	-
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	-
Total distributions	(.75)	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C, D	(12.36)%	(6.71)%	24.15%	29.94%	(0.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.78%	.80%	.81% A
Expenses net of voluntary waivers, if any	.78%	.76%	.78%	.80%	.81% A
Expenses net of all reductions	.74%	.74%	.75%	.75%	.78% A
Net investment income	.67%	.59%	.37%	.53%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Portfolio turnover rate	140%	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income E	.10	.10
Net realized and unrealized gain (loss)	(2.98)	(.93)
Total from investment operations	(2.88)	(.83)
Less Distributions
From net investment income	(.16)	(.11)
From net realized gain	(.60)	(3.62)
Total distributions	(.76)	(3.73)
Net asset value, end of period	$ 20.00	$ 23.64
Total Return B, C, D	(12.47)%	(3.86)%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.92% A
Expenses net of voluntary waivers, if any	.94%	.92% A
Expenses net of all reductions	.90%	.90% A
Net investment income	.52%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,686	$ 81,950
Portfolio turnover rate	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Equity-Income - Initial Class	-4.96%	9.40%	13.61%
Russell 3000® Value	-4.33%	11.02%	14.15%
Variable Annuity Equity Income Funds Average	-4.26%	9.82%	11.76%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity equity income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Equity-Income Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,812 - a 258.12% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,572 - a 275.72% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Citigroup, Inc.	3.7
Fannie Mae	3.6
Exxon Mobil Corp.	3.4
SBC Communications, Inc.	2.1
BellSouth Corp.	1.9
14.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	27.5
Industrials	14.3
Consumer Discretionary	12.5
Energy	12.2
Information Technology	6.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	1.7%
Short-Term Investments and Net Other Assets	1.9%

* Foreign investments	6.6%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Petersen, Portfolio Manager of Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2001, the fund marginally underperformed the Russell 3000® Value Index and the Lipper Inc. variable annuity equity income funds average, which fell 4.33% and 4.26%, respectively. The fund's underperformance was due primarily to its higher weighting in energy stocks and stock selection in pharmaceutical issues during the period.

Q. How did you position the fund in a difficult year for equities?

A. Throughout most of the period, I focused on cyclical and economically sensitive stocks. The fund's sector weightings stayed relatively the same throughout the period, with an emphasis on stocks of companies that were attractively valued and paid dividends. I looked to industrial stocks, which were among the cheapest stocks due to the recessionary environment. I also focused on financial stocks - the largest sector weighting in the portfolio - which delivered mixed performance in a slowing economy. Additionally, I was able to find attractively priced technology companies in the more conservative areas of the sector. I reduced the fund's exposure to health care stocks early in the period because they had performed very well and I wanted to lock in profits. However, the fund's pharmaceutical holdings were negatively affected by investors' concerns that the industry's future growth could be slower than in the past. The fund's large-cap orientation hurt performance relative to its peer group through much of the year, but during the fourth-quarter rally the fund performed better than the Russell index because of our slightly more aggressive stance.

Q. Which of your stock selections in these sectors helped performance?

A. Good performers included Bank of America, a larger holding, which went through a fairly long and difficult merger with NationsBank a few years ago. By focusing on cutting costs and streamlining operations following the merger, it avoided the riskier lending practices that came back to haunt some of its competitors this year when the economy slowed. Investors also gravitated to IBM, a steady and consistent performer that survived the volatile year in good shape. The company expanded its business services operations, which were not as affected by the slowing economy's technology fallout. IBM continued to meet earnings expectations, delivering better relative performance than many of its competitors. Staples and Office Depot benefited from their conservative approach this year after years of rapid expansion. Staples' Web site recently broke even in terms of profitability, and the company's acquisitions in Europe were doing well at the end of 2001. Office Depot also performed well by strengthening its share in existing markets.

Q. Which stocks hurt the fund's performance?

A. Although Fannie Mae's underlying fundamentals were intact throughout the period, its performance suffered late in the year as investors became increasingly interested in other companies that had greater potential to increase earnings growth. Halliburton, an energy services company involved in exploration and drilling, was hurt by the lower worldwide demand for oil and by asbestos-related litigation against several of its subsidiaries. Exxon Mobil was another large fund holding whose performance suffered from the declining global demand for oil. SBC Communications, a regional telephone company and a top fund holding, was hurt by the slowing growth in business and consumer lines, as well as lower demand for second telephone lines as customers substituted wireless phones and other types of providers for Internet access.

Q. What's your outlook, Steve?

A. I think it's becoming increasingly apparent that underlying business conditions are, if not actually improving, holding steady. The Federal Reserve Board's efforts to reduce interest rates and provide liquidity, combined with the U.S. government's tax reduction and economic stimulus programs, may be starting to work, which may have been reflected in the stock market's 2001 fourth-quarter rally. Hopefully, the economy will show more positive signs in 2002, with perhaps the first indicator being better first-quarter GDP growth. I am somewhat concerned about the potential for a stumble, given that we've already had a strong stock market recovery and technology stocks still look expensive. In general, though, economic trends look more positive, and the outlook for corporate earnings should improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500®; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2001, more than $10.3 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.5%
Johnson Controls, Inc.	328,900	$ 26,558,675
TRW, Inc.	524,600	19,431,184
		45,989,859
Automobiles - 0.4%
Ford Motor Co.	391,900	6,160,668
General Motors Corp.	738,600	35,895,960
		42,056,628
Hotels, Restaurants & Leisure - 2.1%
Harrah's Entertainment, Inc. (a)	407,730	15,090,087
Mandalay Resort Group (a)	889,100	19,026,740
McDonald's Corp.	2,280,400	60,362,188
MGM Mirage, Inc. (a)	1,814,070	52,372,201
Park Place Entertainment Corp. (a)	1,649,600	15,126,832
Six Flags, Inc. (a)	1,364,556	20,986,871
Starwood Hotels & Resorts Worldwide, Inc. unit	1,017,381	30,368,823
		213,333,742
Household Durables - 1.1%
Black & Decker Corp.	595,500	22,468,215
Maytag Corp.	1,100,820	34,158,445
Snap-On, Inc.	1,102,000	37,093,320
Whirlpool Corp.	270,900	19,865,097
		113,585,077
Media - 4.0%
Clear Channel Communications, Inc. (a)	1,003,500	51,088,185
Dow Jones & Co., Inc.	375,800	20,567,534
Fox Entertainment Group, Inc. Class A (a)	1,251,600	33,204,948
Gannett Co., Inc.	486,200	32,687,226
Liberty Media Corp. Class A (a)	1,430,200	20,022,800
News Corp. Ltd.:
ADR	297,734	9,470,919
sponsored ADR	303,867	8,040,321
Reader's Digest Association, Inc. Class A (non-vtg.)	1,357,303	31,326,553
Tribune Co.	991,100	37,096,873
Viacom, Inc. Class B (non-vtg.) (a)	3,261,318	143,987,190
Walt Disney Co.	1,342,900	27,824,888
		415,317,437
Multiline Retail - 1.7%
Big Lots, Inc.	864,056	8,986,185
Costco Wholesale Corp. (a)	94,690	4,202,342
Dillard's, Inc. Class A	658,900	10,542,400
Federated Department Stores, Inc. (a)	953,000	38,977,700
JCPenney Co., Inc.	164,500	4,425,050
Kmart Corp. (a)	1,245,375	6,799,748
Sears, Roebuck & Co.	554,100	26,397,324
Target Corp.	1,166,100	47,868,405
Wal-Mart Stores, Inc.	522,400	30,064,120
		178,263,274

	Shares	Value (Note 1)
Specialty Retail - 1.7%
Charming Shoppes, Inc. (a)	612,800	$ 3,253,968
Gap, Inc.	1,612,400	22,476,856
Office Depot, Inc. (a)	1,167,100	21,638,034
RadioShack Corp.	634,600	19,101,460
Staples, Inc. (a)	3,626,562	67,816,709
The Limited, Inc.	2,698,200	39,717,504
		174,004,531
Textiles & Apparel - 0.1%
Kellwood Co.	612,840	14,714,288
TOTAL CONSUMER DISCRETIONARY		1,197,264,836
CONSUMER STAPLES - 5.2%
Beverages - 0.2%
The Coca-Cola Co.	385,500	18,176,325
Food & Drug Retailing - 0.3%
Albertson's, Inc.	821,200	25,859,588
CVS Corp.	251,400	7,441,440
Rite Aid Corp. (a)	8,323	42,114
		33,343,142
Food Products - 0.5%
H.J. Heinz Co.	396,400	16,299,968
Kellogg Co.	613,500	18,466,350
Kraft Foods, Inc. Class A	624,400	21,248,332
		56,014,650
Household Products - 1.2%
Kimberly-Clark Corp.	1,215,300	72,674,940
Procter & Gamble Co.	646,400	51,149,632
		123,824,572
Personal Products - 1.8%
Avon Products, Inc.	915,600	42,575,400
Estee Lauder Companies, Inc. Class A	308,300	9,884,098
Gillette Co.	3,872,320	129,335,488
		181,794,986
Tobacco - 1.2%
Philip Morris Companies, Inc.	2,794,900	128,146,165
TOTAL CONSUMER STAPLES		541,299,840
ENERGY - 12.2%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	1,658,000	60,467,260
Halliburton Co.	3,159,800	41,393,380
Schlumberger Ltd. (NY Shares)	1,508,800	82,908,560
		184,769,200
Oil & Gas - 10.4%
Anadarko Petroleum Corp.	136,900	7,782,765
BP PLC sponsored ADR	3,305,342	153,731,456
Burlington Resources, Inc.	512,900	19,254,266
ChevronTexaco Corp.	976,471	87,501,566
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	3,142,815	$ 88,941,665
Devon Energy Corp.	293,965	11,361,734
Exxon Mobil Corp.	8,805,436	346,053,635
Royal Dutch Petroleum Co. (NY Shares)	1,934,900	94,848,798
TotalFinaElf SA:
Class B	448,000	62,935,040
sponsored ADR	2,183,396	153,361,735
USX - Marathon Group	1,491,400	44,742,000
		1,070,514,660
TOTAL ENERGY		1,255,283,860
FINANCIALS - 27.1%
Banks - 9.2%
Bank of America Corp.	2,438,190	153,484,061
Bank of New York Co., Inc.	3,077,800	125,574,240
Bank One Corp.	2,471,138	96,497,939
Comerica, Inc.	1,309,400	75,028,620
FleetBoston Financial Corp.	1,924,100	70,229,650
Huntington Bancshares, Inc.	60,200	1,034,838
Mellon Financial Corp.	2,266,900	85,280,778
PNC Financial Services Group, Inc.	706,400	39,699,680
U.S. Bancorp, Delaware	4,207,038	88,053,305
Wachovia Corp.	2,120,052	66,484,831
Wells Fargo & Co.	3,483,800	151,371,110
		952,739,052
Diversified Financials - 13.9%
American Express Co.	3,233,596	115,407,041
Brascan Corp. Class A (ltd. vtg.)	297,600	5,375,723
Charles Schwab Corp.	2,037,700	31,523,219
Citigroup, Inc.	7,517,820	379,499,531
Fannie Mae	4,652,500	369,873,750
Freddie Mac	747,100	48,860,340
Household International, Inc.	2,289,547	132,656,353
J.P. Morgan Chase & Co.	3,879,950	141,036,183
Kinder Morgan Management LLC	141,195	5,351,291
Merrill Lynch & Co., Inc.	1,210,800	63,106,896
Morgan Stanley Dean Witter & Co.	1,841,600	103,019,104
Nomura Holdings, Inc.	1,622,000	20,695,374
Washington Mutual Capital Trust unit (f)	339,000	16,314,375
		1,432,719,180
Insurance - 2.9%
ACE Ltd.	841,500	33,786,225
Allstate Corp.	1,480,900	49,906,330
American International Group, Inc.	702,550	55,782,470
Conseco, Inc. (a)	1,142,100	5,093,766
Hartford Financial Services Group, Inc.	1,560,100	98,021,083

	Shares	Value (Note 1)
Highlands Insurance Group, Inc. (a)	32,600	$ 3,586
Marsh & McLennan Companies, Inc.	294,400	31,633,280
Prudential Financial, Inc.	89,900	2,983,781
The Chubb Corp.	164,400	11,343,600
UnumProvident Corp.	543,700	14,413,487
		302,967,608
Real Estate - 1.1%
Crescent Real Estate Equities Co.	673,100	12,189,841
Equity Office Properties Trust	524,500	15,776,960
Equity Residential Properties Trust (SBI)	1,299,000	37,294,290
Liberty Property Trust (SBI)	884,250	26,394,863
Public Storage, Inc.	609,700	20,363,980
		112,019,934
TOTAL FINANCIALS		2,800,445,774
HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co.	680,800	22,568,520
Guidant Corp. (a)	301,380	15,008,724
		37,577,244
Health Care Providers & Services - 0.1%
McKesson Corp.	389,300	14,559,820
Pharmaceuticals - 4.6%
American Home Products Corp.	1,050,400	64,452,544
Bristol-Myers Squibb Co.	2,837,700	144,722,700
Eli Lilly & Co.	829,000	65,109,660
Merck & Co., Inc.	1,583,100	93,086,280
Pfizer, Inc.	661,700	26,368,745
Schering-Plough Corp.	2,129,530	76,258,469
		469,998,398
TOTAL HEALTH CARE		522,135,462
INDUSTRIALS - 14.1%
Aerospace & Defense - 2.7%
Boeing Co.	510,200	19,785,556
General Dynamics Corp.	287,700	22,912,428
Honeywell International, Inc.	2,740,325	92,677,792
Lockheed Martin Corp.	767,900	35,837,893
Northrop Grumman Corp.	191,500	19,305,115
Raytheon Co.	255,900	8,309,073
Rockwell Collins, Inc.	181,800	3,545,100
United Technologies Corp.	1,195,400	77,258,702
		279,631,659
Building Products - 0.4%
Masco Corp.	1,839,700	45,072,650
Commercial Services & Supplies - 1.8%
Avery Dennison Corp.	703,700	39,780,161
Ceridian Corp. (a)	454,000	8,512,500
IMS Health, Inc.	1,304,800	25,456,648
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	207,200	$ 3,967,880
Pitney Bowes, Inc.	1,181,300	44,428,693
R.R. Donnelley & Sons Co.	535,300	15,893,057
Republic Services, Inc. (a)	1,184,100	23,646,477
Viad Corp.	775,800	18,370,944
		180,056,360
Electrical Equipment - 0.3%
Rockwell International Corp.	1,863,700	33,285,682
Industrial Conglomerates - 4.2%
General Electric Co.	4,238,740	169,888,699
Minnesota Mining & Manufacturing Co.	356,400	42,130,044
Textron, Inc.	959,200	39,768,432
Tyco International Ltd.	3,126,846	184,171,229
		435,958,404
Machinery - 3.0%
Caterpillar, Inc.	1,120,200	58,530,450
Deere & Co.	1,138,650	49,713,459
Eaton Corp.	428,300	31,869,803
Illinois Tool Works, Inc.	514,400	34,835,168
Ingersoll-Rand Co.	1,074,144	44,909,961
Kennametal, Inc.	366,203	14,746,995
Milacron, Inc.	181,130	2,863,665
Navistar International Corp.	387,600	15,310,200
Parker Hannifin Corp.	1,047,700	48,099,907
Pentair, Inc.	300,200	10,960,302
		311,839,910
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	2,998,700	85,552,911
CSX Corp.	660,400	23,147,020
Norfolk Southern Corp.	159,700	2,927,301
Union Pacific Corp.	1,015,900	57,906,300
		169,533,532
TOTAL INDUSTRIALS		1,455,378,197
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 0.4%
Lucent Technologies, Inc.	911,600	5,733,964
Motorola, Inc.	2,536,200	38,093,724
		43,827,688
Computers & Peripherals - 2.3%
Compaq Computer Corp.	1,648,900	16,093,264
Dell Computer Corp. (a)	1,843,500	50,106,330
Hewlett-Packard Co.	2,648,000	54,389,920
International Business Machines Corp.	778,000	94,106,880
NCR Corp. (a)	227,100	8,370,906
Sun Microsystems, Inc. (a)	791,400	9,734,220
		232,801,520

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.8%
Arrow Electronics, Inc. (a)	604,700	$ 18,080,530
Avnet, Inc.	851,730	21,693,563
Tektronix, Inc. (a)	274,200	7,068,876
Thermo Electron Corp.	1,539,600	36,734,856
		83,577,825
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	215,100	10,535,598
Unisys Corp. (a)	1,722,317	21,597,855
		32,133,453
Semiconductor Equipment & Products - 1.1%
Intel Corp.	2,298,200	72,278,390
Micron Technology, Inc. (a)	723,300	22,422,300
National Semiconductor Corp. (a)	440,975	13,577,620
		108,278,310
Software - 0.8%
Computer Associates International, Inc.	728,400	25,122,516
Compuware Corp. (a)	389,700	4,594,563
Microsoft Corp. (a)	871,600	57,743,500
		87,460,579
TOTAL INFORMATION TECHNOLOGY		588,079,375
MATERIALS - 5.9%
Chemicals - 2.4%
Arch Chemicals, Inc.	352,800	8,184,960
Crompton Corp.	469,251	4,223,259
Dow Chemical Co.	1,112,300	37,573,494
E.I. du Pont de Nemours & Co.	1,024,149	43,536,574
Great Lakes Chemical Corp.	409,900	9,952,372
Hercules Trust II unit	15,700	6,142,625
Hercules, Inc. (a)	649,700	6,497,000
Lyondell Chemical Co.	821,000	11,764,930
Millennium Chemicals, Inc.	853,650	10,755,990
PolyOne Corp.	1,076,100	10,545,780
Praxair, Inc.	1,203,612	66,499,563
Solutia, Inc.	2,360,900	33,099,818
		248,776,365
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	1,242,900	19,849,113
Metals & Mining - 2.0%
Alcan, Inc.	820,900	29,476,272
Alcoa, Inc.	1,936,416	68,839,589
Allegheny Technologies, Inc.	636,350	10,658,863
Dofasco, Inc.	926,300	15,021,238
Newmont Mining Corp.	446,300	8,528,793
Nucor Corp.	540,900	28,646,064
Pechiney SA Series A	421,511	21,763,593
Phelps Dodge Corp.	811,800	26,302,320
		209,236,732
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 1.3%
Bowater, Inc.	798,600	$ 38,093,220
Georgia-Pacific Group	1,657,600	45,766,336
International Paper Co.	485,000	19,569,750
Weyerhaeuser Co.	469,900	25,412,192
		128,841,498
TOTAL MATERIALS		606,703,708
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	4,479,321	81,254,883
BellSouth Corp.	5,040,599	192,298,852
BT Group PLC sponsored ADR	79,800	2,932,650
Qwest Communications International, Inc.	1,504,960	21,265,085
SBC Communications, Inc.	5,542,893	217,115,119
Verizon Communications, Inc.	2,592,502	123,040,145
		637,906,734
UTILITIES - 1.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	428,700	18,661,311
Cinergy Corp.	286,600	9,581,038
DPL, Inc.	532,354	12,819,084
Entergy Corp.	2,080,900	81,383,999
FirstEnergy Corp.	90,600	3,169,188
Niagara Mohawk Holdings, Inc. (a)	64,300	1,140,039
Northeast Utilities	1,648,400	29,061,292
Southern Co.	448,300	11,364,405
		167,180,356
Multi-Utilities - 0.2%
SCANA Corp.	788,500	21,943,955
TOTAL UTILITIES		189,124,311
TOTAL COMMON STOCKS (Cost $7,940,631,040)		9,793,622,097
Preferred Stocks - 1.5%

Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	9,224,500
Media - 0.2%
Cox Communications, Inc. $6.858 PRIZES	154,200	8,951,310
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	317,100	8,601,338
		17,552,648
TOTAL CONSUMER DISCRETIONARY		26,777,148

	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.1%
Equity Securities Trust I (Cablevision Systems Corp. - NY Group Class A) $2.3725	193,300	$ 8,601,850
Xerox Capital Trust II $3.75 (f)	74,300	5,147,876
		13,749,726
Insurance - 0.2%
ACE Ltd. $4.125 PRIDES	225,800	18,522,374
Prudential Financial, Inc. $3.375 (a)	65,500	3,784,132
		22,306,506
TOTAL FINANCIALS		36,056,232
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	177,700	9,973,413
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Lucent Technologies, Inc. $80.00 (f)	5,660	6,258,545
Motorola, Inc. $3.50	273,200	12,702,980
		18,961,525
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81	227,800	12,813,750
TOTAL INFORMATION TECHNOLOGY		31,775,275
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	314,100	9,721,395
UTILITIES - 0.4%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,793,360
TXU Corp.:
$1.6575 PRIDES	398,400	9,960,000
$4.38	226,400	11,713,936
		30,467,296
Gas Utilities - 0.1%
NiSource, Inc. $3.875 PIES	299,300	13,618,150
TOTAL UTILITIES		44,085,446
TOTAL CONVERTIBLE PREFERRED STOCKS		158,388,909
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	18,573	1,982,668
TOTAL PREFERRED STOCKS (Cost $161,885,228)		160,371,577
Corporate Bonds - 1.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	Ba2	$ 15,369,000	$ 4,858,141
Media - 0.4%
Adelphia Communications Corp. 6% 2/15/06	B3	9,440,000	8,302,197
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	26,600,000	11,318,300
Liberty Media Corp.3.5% 1/15/31 (f)	Baa3	11,400,000	8,649,750
News America, Inc. liquid yield option note 0% 2/28/21 (f)	Baa3	22,670,000	11,128,703
			39,398,950
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	5,080,000	5,702,300
Specialty Retail - 0.1%
Lowe's Companies, Inc. liquid yield option note 0% 2/16/21 (f)	A3	7,800,000	6,490,380
TOTAL CONSUMER DISCRETIONARY			56,449,771
FINANCIALS - 0.1%
Diversified Financials - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (f)	-	3,680,000	3,532,800
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	5,340,000	4,566,715
TOTAL FINANCIALS			8,099,515
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp.:
liquid yield option note 0% 2/6/21 (f)	Ba3	19,570,000	14,229,347
0% 2/6/21	Ba3	4,620,000	3,359,202
			17,588,549

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Corning, Inc. 3.5% 11/1/08	Baa1	$ 13,700,000	$ 15,419,898
Nortel Networks Corp. 4.25% 9/1/08 (f)	Baa2	4,800,000	4,629,024
			20,048,922
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	6,802,400
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (f)	Baa2	6,670,000	7,462,730
Sanmina-SCI Corp. 0% 9/12/20	Ba3	480,000	178,176
			7,640,906
Semiconductor Equipment & Products - 0.0%
Teradyne, Inc. 3.75% 10/15/06 (f)	-	3,880,000	5,294,687
TOTAL INFORMATION TECHNOLOGY			39,786,915
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (f)	CCC	6,790,000	8,088,248
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	8,950,000	5,404,010
5.25% 1/15/10	B1	3,350,000	2,022,730
			7,426,740
TOTAL CONVERTIBLE BONDS			137,439,738
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	670,000	710,200
Extended Stay America, Inc. 9.875% 6/15/11	B2	640,000	659,200
International Game Technology 8.375% 5/15/09	Ba1	910,000	955,500
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	915,000	887,550
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	940,000	984,650
			4,197,100
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 0.1%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	$ 795,000	$ 763,200
Adelphia Communications Corp.:
10.25% 11/1/06	B2	80,000	80,800
10.25% 6/15/11	B2	1,060,000	1,049,400
10.875% 10/1/10	B2	80,000	81,400
CanWest Media, Inc. 10.625% 5/15/11	B2	785,000	832,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10 (e)	B2	1,445,000	1,018,725
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	1,670,000	384,100
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	720,000	741,600
Radio One, Inc. 8.875% 7/1/11	B3	1,190,000	1,237,600
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	15,000	14,100
Telewest PLC yankee 11% 10/1/07	B2	655,000	465,050
UIH Australia/Pacific, Inc. 14% 5/15/06 (d)	Ca	1,115,000	55,750
Yell Finance BV 0% 8/1/11 (e)	B2	760,000	448,400
			7,172,225
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (f)	Ba2	600,000	612,000
TOTAL CONSUMER DISCRETIONARY			11,981,325
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	1,020,000	1,040,400
Food & Drug Retailing - 0.0%
Rite Aid Corp. 12.5% 9/15/06	B-	1,285,000	1,320,338
Food Products - 0.0%
Dean Foods Co.:
6.625% 5/15/09	Baa2	150,000	135,000
6.75% 6/15/05	Baa2	230,000	228,850
8.15% 8/1/07	Baa2	130,000	127,400
			491,250
TOTAL CONSUMER STAPLES			2,851,988

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ENERGY - 0.0%
Oil & Gas - 0.0%
Chesapeake Energy Corp. 8.125% 4/1/11	B1	$ 1,150,000	$ 1,109,750
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	720,000	662,400
10% 11/1/08 (f)	Ba3	490,000	514,500
			2,286,650
FINANCIALS - 0.0%
Diversified Financials - 0.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	1,055,000	1,094,563
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	Ba3	735,000	723,975
TOTAL FINANCIALS			1,818,538
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
DaVita, Inc. 9.25% 4/15/11	B2	880,000	932,800
Service Corp. International (SCI) 6.5% 3/15/08	B1	720,000	626,400
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	855,000	910,575
			2,469,775
INDUSTRIALS - 0.0%
Building Products - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	605,000	614,075
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Crown Castle International Corp.:
9.375% 8/1/11	B3	340,000	311,950
10.75% 8/1/11	B3	570,000	558,600
			870,550
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	800,000	788,000
TOTAL INFORMATION TECHNOLOGY			1,658,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.1%
Chemicals - 0.0%
IMC Global, Inc. 10.875% 6/1/08	Ba1	$ 735,000	$ 782,775
Containers & Packaging - 0.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	660,000	699,600
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	540,000	507,600
7.8% 5/15/18	B3	160,000	132,000
7.85% 5/15/04	B3	160,000	155,200
8.1% 5/15/07	B3	90,000	81,000
			1,575,400
Metals & Mining - 0.0%
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	680,000	656,200
TOTAL MATERIALS			3,014,375
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
NTL Communications Corp. 11.5% 10/1/08	B3	320,000	99,200
Triton PCS, Inc. 0% 5/1/08 (e)	B2	1,055,000	954,775
			1,053,975
Wireless Telecommunication Services - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,460,000	1,518,400
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	1,735,000	1,223,175
			2,741,575
TOTAL TELECOMMUNICATION SERVICES			3,795,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
8% 12/31/08	Ba1	795,000	659,850
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	60,000	52,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	$ 915,000	$ 878,400
6.25% 3/1/04	B3	375,000	360,000
6.75% 10/1/23	B3	1,120,000	1,075,200
			3,568,750
Multi-Utilities - 0.0%
Enron Corp. 7.375% 5/15/19 (d)	Ca	520,000	98,800
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	425,000	442,000
			540,800
TOTAL UTILITIES			4,109,550
TOTAL NONCONVERTIBLE BONDS			34,600,376
TOTAL CORPORATE BONDS (Cost $175,277,651)			172,040,114
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (g)	B2	547,250	448,745
Tranche C term loan 6.2% 6/30/08 (g)	B2	547,250	448,745
			897,490
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (g)	Ba3	675,029	668,279
Tranche C term loan 4.9194% 7/21/07 (g)	Ba3	810,035	801,934
			1,470,213
TOTAL FLOATING RATE LOANS (Cost $2,288,824)			2,367,703
Money Market Funds - 2.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	197,091,501	$ 197,091,501
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	5,908,800	5,908,800
TOTAL MONEY MARKET FUNDS (Cost $203,000,301)		203,000,301
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $8,483,083,044)	10,331,401,792
NET OTHER ASSETS - (0.1)%	(13,101,923)
NET ASSETS - 100%	$ 10,318,299,869
Security Type Abbreviations
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Security
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $110,200,875 or 1.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,786,649,410 and $2,478,959,379, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183,147 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $3,458,750. The weighted average interest rate was 5.21%. Interest expense includes $2,001 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $4,526,000. The weighted average interest rate was 5.31%. Interest expense includes $2,669 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,367,703 or 0.0% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,487,022,190. Net unrealized appreciation aggregated $1,844,379,602, of which $2,567,493,643 related to appreciated investment securities and $723,114,041 related to depreciated investment securities.

The fund hereby designates approximately $493,631,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,906,672) (cost $8,483,083,044) - See accompanying schedule		$ 10,331,401,792
Receivable for investments sold		2,294,697
Receivable for fund shares sold		13,528,608
Dividends receivable		13,566,529
Interest receivable		2,536,293
Other receivables		43,501
Total assets		10,363,371,420
Liabilities
Payable for investments purchased	$ 1,579,181
Payable for fund shares redeemed	32,711,040
Accrued management fee	4,067,840
Distribution fees payable	112,366
Other payables and accrued expenses	692,324
Collateral on securities loaned, at value	5,908,800
Total liabilities		45,071,551
Net Assets		$ 10,318,299,869
Net Assets consist of:
Paid in capital		$ 8,090,393,503
Undistributed net investment income		152,099,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		227,529,812
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,848,276,674
Net Assets		$ 10,318,299,869
Initial Class: Net Asset Value, offering price and redemption price per share ($9,256,205,291 ÷ 406,950,402 shares)		$22.75
Service Class: Net Asset Value, offering price and redemption price per share ($836,016,927 ÷ 36,875,672 shares)		$22.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($226,077,651 ÷ 10,009,195 shares)		$22.59

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 198,279,609
Interest		15,284,496
Security lending		250,061
		213,814,166
Less foreign taxes withheld		(2,487,006)
Total income		211,327,160
Expenses
Management fee	$ 49,568,227
Transfer agent fees	6,884,172
Distribution fees	1,025,224
Accounting and security lending fees	889,583
Non-interested trustees' compensation	3,935
Custodian fees and expenses	178,814
Registration fees	4,929
Audit	74,491
Legal	66,215
Interest	4,670
Miscellaneous	2,623,654
Total expenses before reductions	61,323,914
Expense reductions	(1,355,145)	59,968,769
Net investment income		151,358,391
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	232,993,751
Foreign currency transactions	(101,176)	232,892,575
Change in net unrealized appreciation (depreciation) on:
Investment securities	(947,174,552)
Assets and liabilities in foreign currencies	(6,114)	(947,180,666)
Net gain (loss)		(714,288,091)
Net increase (decrease) in net assets resulting from operations		$ (562,929,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 151,358,391	$ 172,079,690
Net realized gain (loss)	232,892,575	500,168,037
Change in net unrealized appreciation (depreciation)	(947,180,666)	94,926,588
Net increase (decrease) in net assets resulting from operations	(562,929,700)	767,174,315
Distributions to shareholders From net investment income	(175,168,717)	(187,986,087)
From net realized gain	(493,630,239)	(694,753,499)
Total distributions	(668,798,956)	(882,739,586)
Share transactions - net increase (decrease)	906,134,648	(692,163,922)
Total increase (decrease) in net assets	(325,594,008)	(807,729,193)
Net Assets
Beginning of period	10,643,893,877	11,451,623,070
End of period (including undistributed net investment income of $152,099,880 and $170,138,206, respectively)	$ 10,318,299,869	$ 10,643,893,877

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	89,050,962	$ 2,064,705,585	45,973,673	$ 1,098,402,964
Reinvested	25,863,825	625,387,269	38,143,296	847,544,035
Redeemed	(98,534,150)	(2,255,942,678)	(121,903,326)	(2,861,778,639)
Net increase (decrease)	16,380,637	$ 434,150,176	(37,786,357)	$ (915,831,640)
Service Class Sold	13,139,614	$ 303,254,722	9,905,652	$ 235,854,814
Reinvested	1,673,997	40,376,818	1,585,963	35,176,653
Redeemed	(2,882,957)	(64,472,868)	(3,590,373)	(84,741,881)
Net increase (decrease)	11,930,654	$ 279,158,672	7,901,242	$ 186,289,586
Service Class 2 A Sold	9,931,367	$ 225,467,799	1,666,464	$ 39,694,526
Reinvested	126,086	3,034,869	852	18,898
Redeemed	(1,618,683)	(35,676,868)	(96,891)	(2,335,292)
Net increase (decrease)	8,438,770	$ 192,825,800	1,570,425	$ 37,378,132
Distributions From net investment income Initial Class		$ 164,164,158		$ 180,623,926
Service Class		10,221,979		7,358,208
Service Class 2 A		782,580		3,953
Total		$ 175,168,717		$ 187,986,087
From net realized gain Initial Class		$ 461,223,111		$ 666,920,109
Service Class		30,154,839		27,818,445
Service Class 2 A		2,252,289		14,945
Total		$ 493,630,239		$ 694,753,499
		$ 668,798,956		$ 882,739,586

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 25.52	$ 25.71	$ 25.42	$ 24.28	$ 21.03
Income from Investment Operations
Net investment income E	.34	.40	.41	.38	.36
Net realized and unrealized gain (loss)	(1.51)	1.46	1.10	2.31	5.06
Total from investment operations	(1.17)	1.86	1.51	2.69	5.42
Less Distributions
From net investment income	(.42)	(.44) G	(.38)	(.34)	(.36)
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	(1.81)
Total distributions	(1.60)	(2.05)	(1.22)	(1.55)	(2.17)
Net asset value, end of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Total Return C, D	(4.96)%	8.42%	6.33%	11.63%	28.11%
Ratios to Average Net Assets H
Expenses before expense reductions	.58%	.56%	.57%	.58%	.58%
Expenses net of voluntary waivers, if any	.58%	.56%	.57%	.58%	.58%
Expenses net of all reductions	.57%	.55%	.56%	.57%	.57%
Net investment income	1.47%	1.68%	1.57%	1.58%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912	$ 10,106,742
Portfolio turnover rate	24%	22%	27%	28%	44%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.45	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income E	.31	.37	.38	.36	.05
Net realized and unrealized gain (loss)	(1.51)	1.46	1.11	2.31	.78
Total from investment operations	(1.20)	1.83	1.49	2.67	.83
Less Distributions
From net investment income	(.40)	(.43) G	(.38)	(.34)	-
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	-
Total distributions	(1.58)	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Total Return B, C, D	(5.09)%	8.30%	6.25%	11.54%	3.54%
Ratios to Average Net Assets H
Expenses before expense reductions	.68%	.66%	.67%	.68%	.68% A
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.68%	.68% A
Expenses net of all reductions	.67%	.65%	.66%	.67%	.65% A
Net investment income	1.37%	1.58%	1.47%	1.51%	1.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836,017	$ 634,897	$ 437,332	$ 225,145	$ 5,328
Portfolio turnover rate	24%	22%	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income E	.27	.32
Net realized and unrealized gain (loss)	(1.50)	1.95
Total from investment operations	(1.23)	2.27
Less Distributions
From net investment income	(.41)	(.43) G
From net realized gain	(1.18)	(1.61) G
Total distributions	(1.59)	(2.04)
Net asset value, end of period	$ 22.59	$ 25.41
Total Return B, C, D	(5.23)%	10.19%
Ratios to Average Net Assets H
Expenses before expense reductions	.84%	.83% A
Expenses net of voluntary waivers, if any	.84%	.83% A
Expenses net of all reductions	.83%	.82% A
Net investment income	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 226,078	$ 39,911
Portfolio turnover rate	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Growth - Initial Class	-17.67%	11.66%	13.40%
Russell 3000 ® Growth Index	-19.63%	7.72%	10.41%
Variable Annuity Growth Funds Average	-17.50%	8.64%	11.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 ® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,156 - a 251.56% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,924 - a 169.24% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	6.1
Pfizer, Inc.	4.3
Intel Corp.	4.2
General Electric Co.	2.7
Wal-Mart Stores, Inc.	2.4
19.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	32.2
Health Care	18.6
Consumer Discretionary	16.1
Financials	10.3
Industrials	8.9
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.4%
Short-Term Investments and Net Other Assets	0.6%

* Foreign investments 6.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended December 31, 2001, the fund outperformed the Russell 3000 Growth Index which returned -19.63% and slightly trailed the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. Why did the fund beat its index, but trail its Lipper peer average during the period?

A. The fund's relatively light exposure to technology stocks explains the difference in both cases. I kept the fund's tech weighting below that of the Russell 3000 during the period, which helped relative to the index as growth stocks - particularly in the tech sector - struggled. Many of the fund's peers, however, appeared to be less committed to the growth style of investing, and my hunch is that many competitors went even lighter on tech stocks.

Q. Technology stocks still accounted for nearly one-third of the fund's investments during the period. What was your strategy within the sector?

A. Two areas of focus were semiconductors and PCs. Semiconductor fundamentals began to look attractive again, as chip customers trimmed inventories they had stockpiled during the 1990s bubble - when supply was tight and customers were afraid of not being able to obtain parts. When the bubble burst, many semiconductor companies produced below-end-demand levels to help reduce inventories. I started adding to semiconductor positions - such as Intel and Micron Technology - late in the summer as it began to look as if this artificially low production could be nearing an end. The September 11 tragedy, however, overshadowed these developments by threatening to delay the economic recovery, and the fund's semiconductor positions produced mixed results. On the PC front, I saw several positives. New products from Microsoft and Intel - as well as the aging of corporate PCs purchased in preparation for the year 2000 changeover - could all bode well for the industry. With this in mind, I added to our positions in both Microsoft and Dell Computer. Microsoft was a strong performer during the period, while Dell lagged.

Q. Considering the environment, it seems as though pharmaceutical stocks - with their defensive characteristics - would have thrived during the period. Was this the case?

A. Unfortunately, that model didn't hold true to form as it was an atypical year for most of the big drug stocks. Drug companies tend to offer relatively stable earnings growth during periods of economic weakness, but this time patent expirations - combined with difficulty getting new drugs approved - led to earnings disappointments within the group. Bristol-Myers Squibb, for example, suffered several legal setbacks surrounding patents on its diabetes drug, Glucophage, and Schering-Plough had to contend with manufacturing issues, which led to delays in the approval of its new allergy medicine, Clarinex. Both stocks, along with Merck, were disappointing. Pfizer - the fund's largest drug position - declined only marginally as the company managed to successfully deliver its original earnings projections. I also made ill-timed bets on several biotechnology stocks during the period, including Amgen and Human Genome Sciences, which performed poorly as investors looked to companies with better near-term earnings prospects. Two areas in health care that did perform well were hospitals and drug distributors. These companies benefited as demand for their products and services was relatively independent of the economy. Two solid performers in these areas were Tenet Healthcare and McKesson.

Q. Your highest weighting during the period - relative to the index - was in financial stocks. How did this group fare?

A. Finance stocks helped performance overall, as the group responded well to the 11 interest rate cuts that occurred during the period. As for my strategy within finance, I entered the period in a cautious mindset, and shifted to a more aggressive stance as the period progressed. Early on, for example, I focused on defensive areas within finance - such as mortgage lenders Fannie Mae and Freddie Mac - that benefited from lower interest rates and increased refinancing activity. The fund also was helped by its positions in banks, including Bank of America, which saw reduced borrowing costs due to the Fed rate cuts. As I began to believe the worst was over for the economy, I added to the fund's brokerage positions. This move hurt the fund following September 11, but stocks such as Citigroup began to come back toward the end of November.

Q. Which other stocks influenced fund returns?

A. Two retail names that helped were AutoZone and home-improvement chain Lowe's, which continued to compete effectively with Home Depot. Additional disappointments included Internet infrastructure stocks such as Cisco Systems, Sun Microsystems and EMC.

Q. What's your outlook, Jennifer?

A. I'm reasonably optimistic that growth stocks will come back into favor at some point in 2002. We're coming off a dramatic stretch of underperformance for growth versus the broader market, so now may be a good time to own these types of stocks. We've also had an unprecedented number of rate cuts in one year, and this powerful stimulus may begin to have a positive economic impact soon. It's too early to tell for sure, but I do see some encouraging signs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2001, more than $13.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.1%
Auto Components - 0.1%
Cooper Tire & Rubber Co.	1,356,000	$ 21,641,760
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,890,000	9,976,076
Hotels, Restaurants & Leisure - 1.4%
Brinker International, Inc. (a)	1,212,450	36,082,512
Harrah's Entertainment, Inc. (a)	261,400	9,674,414
McDonald's Corp.	1,398,700	37,023,589
Outback Steakhouse, Inc. (a)	1,127,810	38,627,493
Tricon Global Restaurants, Inc. (a)	893,850	43,977,420
Wendy's International, Inc.	550,000	16,043,500
		181,428,928
Household Durables - 2.6%
Black & Decker Corp.	874,140	32,981,302
Centex Corp.	566,000	32,312,940
D.R. Horton, Inc.	1,368,800	44,431,248
KB Home	246,800	9,896,680
Leggett & Platt, Inc.	1,149,300	26,433,900
Lennar Corp.	770,200	36,060,764
Maytag Corp.	1,057,070	32,800,882
Nintendo Co. Ltd.	93,600	16,314,421
Pulte Homes, Inc.	1,140,500	50,946,135
Sony Corp.	812,900	36,661,788
Whirlpool Corp.	382,000	28,012,060
		346,852,120
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	2,461,500	39,950,145
Mattel, Inc.	3,595,400	61,840,880
		101,791,025
Media - 2.1%
AOL Time Warner, Inc. (a)	4,128,452	132,523,309
Clear Channel Communications, Inc. (a)	1,040,600	52,976,946
Viacom, Inc. Class B (non-vtg.) (a)	2,055,625	90,755,844
		276,256,099
Multiline Retail - 4.1%
Dillard's, Inc. Class A	1,200,730	19,211,680
Family Dollar Stores, Inc.	1,386,800	41,576,264
JCPenney Co., Inc.	2,448,100	65,853,890
Kmart Corp. (a)	7,997,500	43,666,350
Kohls Corp. (a)	385,900	27,182,796
Sears, Roebuck & Co.	595,180	28,354,375
Wal-Mart Stores, Inc.	5,649,100	325,105,705
		550,951,060
Specialty Retail - 4.5%
Abercrombie & Fitch Co. Class A (a)	1,655,900	43,931,027
AutoZone, Inc. (a)	721,500	51,803,700
Bed Bath & Beyond, Inc. (a)	414,600	14,054,940
Best Buy Co., Inc. (a)	1,033,600	76,982,528
Home Depot, Inc.	4,141,200	211,242,612
Lowe's Companies, Inc.	3,149,100	146,149,731

	Shares	Value (Note 1)
Office Depot, Inc. (a)	1,820,500	$ 33,752,070
Toys 'R' Us, Inc. (a)	1,394,580	28,923,589
		606,840,197
Textiles & Apparel - 0.4%
NIKE, Inc. Class B	859,400	48,332,656
TOTAL CONSUMER DISCRETIONARY		2,144,069,921
CONSUMER STAPLES - 4.8%
Beverages - 2.6%
Pepsi Bottling Group, Inc.	2,322,800	54,585,800
PepsiAmericas, Inc.	277,100	3,823,980
PepsiCo, Inc.	2,775,380	135,133,252
The Coca-Cola Co.	3,212,200	151,455,230
		344,998,262
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	1,167,290	5,906,487
Food Products - 0.5%
Kellogg Co.	768,620	23,135,462
Kraft Foods, Inc. Class A	1,355,300	46,120,859
		69,256,321
Household Products - 0.3%
Procter & Gamble Co.	451,260	35,708,204
Personal Products - 0.5%
Gillette Co.	1,803,500	60,236,900
Tobacco - 0.9%
Philip Morris Companies, Inc.	2,591,300	118,811,105
TOTAL CONSUMER STAPLES		634,917,279
ENERGY - 3.8%
Energy Equipment & Services - 3.7%
Baker Hughes, Inc.	1,698,070	61,928,613
BJ Services Co. (a)	1,989,660	64,564,467
Cooper Cameron Corp. (a)	425,100	17,157,036
ENSCO International, Inc.	438,900	10,906,665
Global Industries Ltd. (a)	3,357,800	29,884,420
Nabors Industries, Inc. (a)	1,097,410	37,674,085
National-Oilwell, Inc. (a)	1,373,100	28,299,591
Noble Drilling Corp. (a)	257,000	8,748,280
Schlumberger Ltd. (NY Shares)	1,148,300	63,099,085
Smith International, Inc. (a)	655,250	35,134,505
Tidewater, Inc.	924,100	31,326,990
Transocean Sedco Forex, Inc.	915,900	30,975,738
Varco International, Inc. (a)	1,543,900	23,127,622
Weatherford International, Inc. (a)	1,309,540	48,793,460
		491,620,557
Oil & Gas - 0.1%
Noble Affiliates, Inc.	394,000	13,904,260
TOTAL ENERGY		505,524,817
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 10.3%
Banks - 1.9%
Bank of America Corp.	538,600	$ 33,904,870
Bank One Corp.	2,695,590	105,262,790
FleetBoston Financial Corp.	1,099,752	40,140,948
Wells Fargo & Co.	1,624,900	70,601,905
		249,910,513
Diversified Financials - 6.4%
American Express Co.	4,487,200	160,148,168
Charles Schwab Corp.	2,527,150	39,095,011
Citigroup, Inc.	3,134,210	158,214,921
Daiwa Securities Group, Inc.	6,360,000	33,280,472
Fannie Mae	1,028,800	81,789,600
Freddie Mac	1,353,700	88,531,980
Goldman Sachs Group, Inc.	679,100	62,986,525
Merrill Lynch & Co., Inc.	1,187,200	61,876,864
Morgan Stanley Dean Witter & Co.	1,261,200	70,551,528
Nikko Cordial Corp.	9,640,000	42,829,799
Nomura Holdings, Inc.	4,038,000	51,521,528
		850,826,396
Insurance - 2.0%
AFLAC, Inc.	1,396,820	34,305,899
American International Group, Inc.	2,990,866	237,474,760
Prudential Financial, Inc.	101,200	3,358,828
		275,139,487
TOTAL FINANCIALS		1,375,876,396
HEALTH CARE - 18.6%
Biotechnology - 2.7%
Abgenix, Inc. (a)	1,181,842	39,757,165
Alkermes, Inc. (a)	1,145,900	30,205,924
Amgen, Inc. (a)	1,369,500	77,294,580
Cambridge Antibody Technology Group PLC (a)	1,012,375	28,419,067
Geneprot, Inc. (c)	826,000	9,086,000
Human Genome Sciences, Inc. (a)	1,208,400	40,747,248
Medarex, Inc. (a)	1,158,500	20,806,660
Millennium Pharmaceuticals, Inc. (a)	2,555,380	62,632,364
Protein Design Labs, Inc. (a)	1,233,600	40,462,080
QLT, Inc. (a)	386,800	9,842,548
		359,253,636
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	1,194,400	64,055,672
Boston Scientific Corp. (a)	1,336,300	32,231,556
Medtronic, Inc.	3,167,000	162,182,070
Zimmer Holdings, Inc. (a)	220,650	6,738,651
		265,207,949
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	689,700	44,596,002
HCA, Inc.	695,000	26,785,300

	Shares	Value (Note 1)
McKesson Corp.	3,006,400	$ 112,439,360
Tenet Healthcare Corp. (a)	1,046,600	61,456,352
		245,277,014
Pharmaceuticals - 12.1%
Abbott Laboratories	1,935,400	107,898,550
American Home Products Corp.	2,991,200	183,540,032
Bristol-Myers Squibb Co.	1,306,600	66,636,600
Elan Corp. PLC sponsored ADR (a)	695,550	31,341,483
Eli Lilly & Co.	704,600	55,339,284
Forest Laboratories, Inc. (a)	592,800	48,579,960
ImClone Systems, Inc. (a)	292,747	13,601,026
Johnson & Johnson	2,683,500	158,594,850
King Pharmaceuticals, Inc. (a)	810,100	34,129,513
Merck & Co., Inc.	1,150,260	67,635,288
Pfizer, Inc.	14,486,385	577,282,442
Pharmacia Corp.	2,193,200	93,539,980
Schering-Plough Corp.	4,666,800	167,118,108
		1,605,237,116
TOTAL HEALTH CARE		2,474,975,715
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	545,200	25,444,484
Northrop Grumman Corp.	501,800	50,586,458
United Defense Industries, Inc.	43,600	917,780
		76,948,722
Airlines - 0.9%
AMR Corp. (a)	1,038,400	23,021,328
Delta Air Lines, Inc.	1,714,800	50,175,048
Northwest Airlines Corp. (a)	1,574,000	24,711,800
UAL Corp.	1,383,100	18,671,850
		116,580,026
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	1,410,800	83,096,120
Cintas Corp.	40,000	1,920,000
Concord EFS, Inc. (a)	2,276,900	74,636,782
First Data Corp.	906,800	71,138,460
Herman Miller, Inc.	245,856	5,816,953
ServiceMaster Co.	613,900	8,471,820
		245,080,135
Construction & Engineering - 0.4%
Fluor Corp.	1,658,110	62,013,314
Electrical Equipment - 0.3%
Mitsubishi Electric Corp.	9,338,000	35,956,298
Industrial Conglomerates - 3.3%
General Electric Co.	9,030,340	361,936,027
Minnesota Mining & Manufacturing Co.	620,180	73,311,478
		435,247,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 0.2%
Illinois Tool Works, Inc.	506,300	$ 34,286,636
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	1,802,200	51,416,766
Canadian National Railway Co.	1,245,010	59,997,655
Union Pacific Corp.	1,284,550	73,219,350
		184,633,771
TOTAL INDUSTRIALS		1,190,746,407
INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 3.6%
Brocade Communications System, Inc. (a)	908,300	30,082,896
CIENA Corp. (a)	2,297,500	32,877,225
Cisco Systems, Inc. (a)	11,711,020	212,086,572
Emulex Corp. (a)	149,500	5,906,745
JDS Uniphase Corp. (a)	3,461,400	30,044,952
Juniper Networks, Inc. (a)	1,725,900	32,705,805
Lucent Technologies, Inc.	1,945,600	12,237,824
McDATA Corp. Class A (a)	481,000	11,784,500
Motorola, Inc.	4,758,400	71,471,168
Nokia Corp. sponsored ADR	635,900	15,598,627
QUALCOMM, Inc. (a)	406,000	20,503,000
Tellium, Inc.	22,400	139,552
		475,438,866
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	1,654,300	36,229,170
Dell Computer Corp. (a)	5,237,400	142,352,532
EMC Corp. (a)	2,080,460	27,961,382
International Business Machines Corp.	2,609,700	315,669,312
Network Appliance, Inc. (a)	1,536,000	33,592,320
Sun Microsystems, Inc. (a)	3,115,200	38,316,960
		594,121,676
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc. (a)	2,555,060	72,844,761
Amphenol Corp. Class A (a)	694,400	33,365,920
Arrow Electronics, Inc. (a)	645,500	19,300,450
Avnet, Inc.	1,345,900	34,280,073
Jabil Circuit, Inc. (a)	364,400	8,279,168
		168,070,372
Internet Software & Services - 0.4%
Openwave Systems, Inc. (a)	674,500	6,603,355
Yahoo!, Inc. (a)	2,787,200	49,444,928
		56,048,283
Semiconductor Equipment & Products - 14.0%
Advanced Micro Devices, Inc. (a)	2,970,500	47,112,130
Agere Systems, Inc. Class A	11,231,100	63,904,959
Altera Corp. (a)	826,580	17,540,028

	Shares	Value (Note 1)
Analog Devices, Inc. (a)	2,152,800	$ 95,562,792
Applied Materials, Inc. (a)	1,850,200	74,193,020
ASML Holding NV (NY Shares) (a)	3,028,300	51,632,515
Atmel Corp. (a)	3,166,100	23,334,157
Chartered Semiconductor Manufacturing Ltd. ADR (a)	1,909,700	50,490,558
Integrated Circuit Systems, Inc. (a)	858,100	19,384,479
Integrated Device Technology, Inc. (a)	804,000	21,378,360
Intel Corp.	17,872,400	562,086,980
International Rectifier Corp. (a)	488,400	17,035,392
Intersil Corp. Class A (a)	663,600	21,401,100
KLA-Tencor Corp. (a)	1,265,120	62,699,347
LAM Research Corp. (a)	1,708,400	39,669,048
Lattice Semiconductor Corp. (a)	1,380,800	28,403,056
Linear Technology Corp.	482,500	18,836,800
Marvell Technology Group Ltd. (a)	1,095,700	39,247,974
Maxim Integrated Products, Inc. (a)	554,500	29,116,795
Micron Technology, Inc. (a)	3,346,800	103,750,800
National Semiconductor Corp. (a)	1,782,820	54,893,028
Novellus Systems, Inc. (a)	324,100	12,785,745
NVIDIA Corp. (a)	904,900	60,537,810
PMC-Sierra, Inc. (a)	38,900	827,014
QLogic Corp. (a)	524,437	23,342,691
Semtech Corp. (a)	861,900	30,761,211
Silicon Storage Technology, Inc. (a)	86,700	835,788
STMicroelectronics NV (NY Shares)	316,000	10,007,720
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,120,720	70,752,762
Teradyne, Inc. (a)	1,811,200	54,589,568
Texas Instruments, Inc.	3,125,150	87,504,200
United Microelectronics Corp. sponsored ADR	5,153,500	49,473,600
Xilinx, Inc. (a)	542,500	21,184,625
		1,864,276,052
Software - 8.4%
Adobe Systems, Inc.	414,700	12,876,435
Cerner Corp. (a)	377,200	18,833,596
Computer Associates International, Inc.	1,788,200	61,675,018
Compuware Corp. (a)	3,880,500	45,751,095
Electronic Arts, Inc. (a)	672,600	40,322,370
Microsoft Corp. (a)	12,214,423	809,205,523
Nassda Corp.	7,600	170,924
Oracle Corp. (a)	3,346,170	46,210,608
Red Hat, Inc. (a)	2,231,599	15,844,353
Synopsys, Inc. (a)	457,200	27,006,804
VERITAS Software Corp. (a)	1,019,300	45,695,219
		1,123,591,945
TOTAL INFORMATION TECHNOLOGY		4,281,547,194
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.4%
Chemicals - 0.3%
Lyondell Chemical Co.	3,010,600	$ 43,141,898
Construction Materials - 0.1%
Lafarge North America, Inc.	183,621	6,898,641
TOTAL MATERIALS		50,040,539
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.6%
AT&T Corp.	5,985,600	108,578,784
BellSouth Corp.	1,141,010	43,529,532
Qwest Communications International, Inc.	6,774,400	95,722,272
SBC Communications, Inc.	1,515,023	59,343,451
TeraBeam Networks (c)	60,800	60,800
Time Warner Telecom, Inc. Class A (a)	1,724,200	30,501,098
		337,735,937
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc. Class A (a)	3,818,570	41,851,527
Sprint Corp. - PCS Group Series 1 (a)	1,534,280	37,451,775
Vodafone Group PLC	43,004,311	110,435,305
		189,738,607
TOTAL TELECOMMUNICATION SERVICES		527,474,544
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	2,081,000	34,024,350
TOTAL COMMON STOCKS (Cost $11,503,551,605)		13,219,197,162
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	140,061
U.S. Government Agency Obligations - 0.0%
Moody's Ratings (unaudited) (d)		Principal Amount
Fannie Mae 5.5% 5/2/06 (Cost $3,592,346)	Aa2	$ 3,605,000	3,674,829
Money Market Funds - 1.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	115,770,008	$ 115,770,008
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	76,429,400	76,429,400
TOTAL MONEY MARKET FUNDS (Cost $192,199,408)		192,199,408
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $11,700,871,616)		13,415,211,460
NET OTHER ASSETS - (0.8)%		(109,318,774)
NET ASSETS - 100%		$ 13,305,892,686
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $15,039,873,338 and $14,890,187,201, respectively, of which long-term U.S. government and government agency obligations aggregated $3,592,346 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,029,527 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,286,861 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $32,759,515. The weighted average interest rate was 3.60%.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $11,781,931,231. Net unrealized appreciation aggregated $1,633,280,229, of which $2,441,922,025 related to appreciated investment securities and $808,641,796 related to depreciated investment securities.

The fund hereby designates approximately $1,122,869,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $2,090,079,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $73,254,342) (cost $11,700,871,616) - See accompanying schedule		$ 13,415,211,460
Receivable for investments sold		5,876,051
Receivable for fund shares sold		6,555,087
Dividends receivable		9,545,072
Interest receivable		192,365
Other receivables		98,324
Total assets		13,437,478,359
Liabilities
Payable for investments purchased	$ 10,227,679
Payable for fund shares redeemed	38,080,244
Accrued management fee	6,466,601
Distribution fees payable	174,306
Other payables and accrued expenses	207,443
Collateral on securities loaned, at value	76,429,400
Total liabilities		131,585,673
Net Assets		$ 13,305,892,686
Net Assets consist of:
Paid in capital		$ 13,738,852,958
Undistributed net investment income		24,523,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,171,833,740)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,714,350,032
Net Assets		$ 13,305,892,686
Initial Class: Net Asset Value, offering price and redemption price per share ($11,458,659,072 ÷ 340,924,762 shares)		$33.61
Service Class: Net Asset Value, offering price and redemption price per share ($1,655,758,439 ÷ 49,456,228 shares)		$33.48
Service Class 2: Net Asset Value, offering price and redemption price per share ($191,475,175 ÷ 5,743,219 shares)		$33.34

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 105,989,326
Interest		14,337,559
Security lending		1,421,758
Total income		121,748,643
Expenses
Management fee	$ 83,938,016
Transfer agent fees	9,517,850
Distribution fees	1,948,275
Accounting and security lending fees	1,087,573
Custodian fees and expenses	426,151
Registration fees	52,869
Audit	94,719
Legal	94,307
Interest	101,567
Miscellaneous	3,507,411
Total expenses before reductions	100,768,738
Expense reductions	(4,975,940)	95,792,798
Net investment income		25,955,845
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,008,495,147)
Foreign currency transactions	(485,636)	(2,008,980,783)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,103,294,681)
Assets and liabilities in foreign currencies	(4,082)	(1,103,298,763)
Net gain (loss)		(3,112,279,546)
Net increase (decrease) in net assets resulting from operations		$ (3,086,323,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 25,955,845	$ 11,145,934
Net realized gain (loss)	(2,008,980,783)	1,012,598,310
Change in net unrealized appreciation (depreciation)	(1,103,298,763)	(3,219,390,093)
Net increase (decrease) in net assets resulting from operations	(3,086,323,701)	(2,195,645,849)
Distributions to shareholders From net investment income	(10,651,148)	(20,008,543)
From net realized gain	(1,124,534,087)	(2,010,393,014)
Total distributions	(1,135,185,235)	(2,030,401,557)
Share transactions - net increase (decrease)	105,985,623	3,588,722,111
Total increase (decrease) in net assets	(4,115,523,313)	(637,325,295)
Net Assets
Beginning of period	17,421,415,999	18,058,741,294
End of period (including undistributed net investment income of $24,523,436 and $10,649,233, respectively)	$ 13,305,892,686	$ 17,421,415,999

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	39,041,869	$ 1,384,695,642	60,790,422	$ 3,083,045,212
Reinvested	24,560,455	1,006,978,664	38,128,847	1,912,161,690
Redeemed	(78,112,878)	(2,719,903,391)	(55,558,216)	(2,766,549,803)
Net increase (decrease)	(14,510,554)	$ (328,229,085)	43,361,053	$ 2,228,657,099
Service Class Sold	13,312,909	$ 479,702,662	25,312,442	$ 1,274,031,890
Reinvested	3,016,784	123,326,141	2,363,626	118,228,594
Redeemed	(9,325,901)	(324,004,271)	(1,943,579)	(95,706,253)
Net increase (decrease)	7,003,792	$ 279,024,532	25,732,489	$ 1,296,554,231
Service Class 2 A Sold	5,569,506	$ 192,198,699	1,360,003	$ 65,671,999
Reinvested	119,736	4,880,430	225	11,273
Redeemed	(1,260,574)	(41,888,953)	(45,677)	(2,172,491)
Net increase (decrease)	4,428,668	$ 155,190,176	1,314,551	$ 63,510,781
Distributions From net investment income Initial Class		$ 10,599,775		$ 19,026,484
Service Class		-		981,965
Service Class 2 A		51,373		94
Total		$ 10,651,148		$ 20,008,543
From net realized gain Initial Class		$ 996,378,889		$ 1,893,135,205
Service Class		123,326,141		117,246,629
Service Class 2 A		4,829,057		11,180
Total		$ 1,124,534,087		$ 2,010,393,014
		$ 1,135,185,235		$ 2,030,401,557

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 43.66	$ 54.93	$ 44.87	$ 37.10	$ 31.14
Income from Investment Operations
Net investment income E	.07	.03	.07	.08	.20
Net realized and unrealized gain (loss)	(7.27)	(5.27)	15.10	12.85	6.91
Total from investment operations	(7.20)	(5.24)	15.17	12.93	7.11
Less Distributions
From net investment income	(.03)	(.06)	(.08)	(.19)	(.21)
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	(.94)
Total distributions	(2.85)	(6.03)	(5.11)	(5.16)	(1.15)
Net asset value, end of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Total Return C, D	(17.67)%	(10.96)%	37.44%	39.49%	23.48%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.65%	.66%	.68%	.69%
Expenses net of voluntary waivers, if any	.68%	.65%	.66%	.68%	.69%
Expenses net of all reductions	.65%	.64%	.65%	.66%	.67%
Net investment income	.19%	.07%	.14%	.21%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824	$ 7,727,132
Portfolio turnover rate	105%	103%	84%	123%	113%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.51	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) E	.03	(.02)	.02	.06	.03
Net realized and unrealized gain (loss)	(7.24)	(5.25)	15.07	12.83	.14
Total from investment operations	(7.21)	(5.27)	15.09	12.89	.17
Less Distributions
From net investment income	-	(.05)	(.08)	(.19)	-
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	-
Total distributions	(2.82)	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Total Return B, C, D	(17.74)%	(11.05)%	37.29%	39.38%	.46%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.77%	.80%	.79% A
Expenses net of voluntary waivers, if any	.78%	.76%	.77%	.80%	.79% A
Expenses net of all reductions	.75%	.74%	.75%	.75%	.77% A
Net investment income (loss)	.09%	(.04)%	.04%	.15%	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142	$ 2,015
Portfolio turnover rate	105%	103%	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	(.02)	(.09)
Net realized and unrealized gain (loss)	(7.22)	(3.86)
Total from investment operations	(7.24)	(3.95)
Less Distributions
From net investment income	(.03)	(.05)
From net realized gain	(2.82)	(5.97)
Total distributions	(2.85)	(6.02)
Net asset value, end of period	$ 33.34	$ 43.43
Total Return B, C, D	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.91% A
Expenses net of all reductions	.90%	.90% A
Net investment income (loss)	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 191,475	$ 57,095
Portfolio turnover rate	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Initial Class	-11.73%	-3.58%	5.28%
ML High Yield Master II	4.48%	3.45%	7.98%
Variable Annuity High Current Yield Funds Average	1.17%	1.60%	6.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity high current yield funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 78 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,729 - a 67.29% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,543 - a 115.43% increase.

Investment Summary

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.2
CSC Holdings, Inc.	3.9
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.	2.9
AES Corp.	2.0
EchoStar Communications Corp.	2.0
16.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Cable TV	15.7
Telecommunications	13.0
Healthcare	6.2
Electric Utilities	5.8
Gaming	4.7
Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.1
Baa	5.7
Ba	22.7
B	46.1
Caa, Ca, C	10.2
Not Rated	2.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2001 account for 2% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Mark Notkin became Portfolio Manager of High Income Portfolio on October 2, 2001.

Q. How did the fund perform, Mark?

A. Disappointingly. For the 12-month period that ended December 31, 2001, the fund fell well short of the 1.17% average return earned by its competitors, as measured by the Lipper Inc. variable annuity high current yield funds average. The fund also trailed the 4.48% return of the Merrill Lynch High Yield Master II Index, which tracks the types of securities in which the fund invests.

Q. Why did the fund perform worse than its peer group average and the Merrill Lynch index?

A. The fund was heavily invested in areas of the market that performed very poorly. One such example was telecommunications. Early in the period, the fund's holdings were concentrated in emerging wireline carriers - upstart companies offering voice and data services directly to homes and businesses - such as Winstar (purchased by IDT in late December), XO Communications and McLeodUSA. The slowing economy hurt these and other telecoms because they found it harder to secure needed investment capital and successfully compete against more-established firms. Investments in European cable operators such as NTL and United Pan-Europe Communications (UPC) also hurt the fund during the period. These companies struggled with a lack of available financing, weak demand for their new products and excessive debt. The poor performance of individual securities, such as Huntsman, also weakened fund results during the year. Huntsman is a manufacturer of chemicals for a variety of industrial products. The company suffered through an extremely poor business climate for the chemical industry. Also, its high level of debt worried investors, who feared the company's ability to meet future financial obligations might be limited.

Q. You started managing the fund in early October. How did your management approach differ from your predecessor's?

A. I took a somewhat more cautious approach. In my opinion, the key to strong performance in the high-yield market is to avoid credit mistakes, and to seek to maximize yield while preserving principal as much as possible. In other words, I think investing in a speculative bond issue carries much more downside risk than upside potential. So, after assuming control of the fund, I looked to remove some of the fund's riskiest investments - immature companies that rely on unproven business models. These included some of the European cable and telecom names I already mentioned: UPC, XO Communications and McLeod. In their place, I added to the fund's weighting in more defensive sectors, focusing on securities issued by companies with strong asset positions and a record of generating stable earnings. One such area of the market was the U.S. cable industry. We increased our holdings in names such as Cablevision, Charter Communications and Adelphia. Other fund holdings that met my investment criteria during the period included Six Flags, the largest regional theme park operator in the country; Allied Waste, a U.S. company specializing in waste management; and Horseshoe Gaming, which operates riverboat casinos in the South and Midwest. Each of these companies had their debt backed by strong earnings, giving me confidence about their ability to meet their debt obligations. I didn't have that same level of confidence about some of the fund's telecom and other holdings.

Q. Which securities boosted fund performance during the year?

A. One of the fund's strongest-performing securities was Intermedia, a telecom company that benefited from its acquisition by global communications giant WorldCom. Echostar, a successful satellite broadcaster with a strong balance sheet, also performed very well for the fund, as it continued to gain market share in the U.S. pay-television market. Also helping results was Plains Resources, an energy and oil-drilling company that benefited from its strong asset position.

Q. What's your outlook, Mark?

A. Interest rates continue to be very low. This should continue to attract investors to the relatively robust yields available in the high-yield market. In addition, I think market discipline may put some constraints on the supply of new high-yield bonds. If this happens, lower supply coupled with potential stronger demand for such securities could boost returns. But regardless of overall market conditions, I will continue to manage the fund cautiously, looking for attractive high-yield opportunities as they become available and working hard to avoid significant credit problems that could hurt future results.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of December 31, 2001, more than $1.4 billion

Manager: Mark Notkin, since October 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 81.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 5.3%
Cable TV - 2.0%
EchoStar Communications Corp. 4.875% 1/1/07 (g)	Caa1	$ 32,665,000	$ 29,112,678
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	1,370,000	1,395,688
7% 5/15/09	B2	9,120,000	9,291,000
			10,686,688
Technology - 1.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	19,500,000	8,283,600
Sanmina-SCI Corp. 0% 9/12/20	Ba3	22,530,000	8,363,136
			16,646,736
Telecommunications - 1.4%
Covad Communications Group, Inc. 6% 9/15/05 (d)(g)	-	9,000,000	1,980,000
Nextel Communications, Inc.:
5.25% 1/15/10	B1	17,595,000	10,623,861
6% 6/1/11 (g)	B1	5,463,000	4,052,863
6% 6/1/11	B1	4,759,000	3,509,763
			20,166,487
TOTAL CONVERTIBLE BONDS			76,612,589
Nonconvertible Bonds - 76.4%
Aerospace - 0.8%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	10,955,000	11,338,425
Air Transportation - 0.5%
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	6,050,000	5,868,500
Delta Air Lines, Inc. pass thru trust certificate 7.92% 5/18/12	A3	1,195,000	1,123,276
			6,991,776
Automotive - 0.6%
Lear Corp.:
7.96% 5/15/05	Ba1	3,920,000	3,978,800
8.11% 5/15/09	Ba1	4,000,000	4,040,000
			8,018,800
Broadcasting - 1.6%
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	8,280,000	8,528,400
Radio One, Inc. 8.875% 7/1/11	B3	10,120,000	10,524,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	4,580,000	4,305,200
			23,358,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	$ 1,180,000	$ 1,180,000
Cable TV - 10.6%
Adelphia Communications Corp.:
9.875% 3/1/07	B2	3,365,000	3,314,525
10.25% 11/1/06	B2	900,000	909,000
10.25% 6/15/11	B2	17,950,000	17,770,500
10.5% 7/15/04	B2	2,540,000	2,565,400
10.875% 10/1/10	B2	3,470,000	3,530,725
Century Communications Corp.:
8.375% 12/15/07	B2	843,000	779,775
8.75% 10/1/07	B2	2,100,000	1,974,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	6,710,000	6,441,600
9.625% 11/15/09	B2	660,000	666,600
10% 4/1/09	B2	7,310,000	7,492,750
10% 5/15/11	B2	17,360,000	17,707,200
11.125% 1/15/11	B2	5,670,000	6,010,200
CSC Holdings, Inc. 7.625% 4/1/11	Ba1	17,670,000	17,404,950
Diamond Cable Communications PLC yankee 13.25% 9/30/04	Caa3	6,435,000	1,769,625
Echostar Broadband Corp. 10.375% 10/1/07	B1	17,640,000	18,345,600
EchoStar DBS Corp. 9.375% 2/1/09	B1	22,150,000	22,814,500
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	210,000	219,450
International Cabletel, Inc. 11.5% 2/1/06	Caa2	20,540,000	6,572,800
NTL Communications Corp. 11.5% 10/1/08	B3	2,490,000	771,900
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	5,245,000	5,192,550
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	Caa1	16,665,000	9,665,700
12.375% 8/1/06	B3	1,410,000	1,395,900
			153,315,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Capital Goods - 0.0%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	$ 270,000	$ 294,300
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	485,000	145,500
			439,800
Chemicals - 0.5%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	1,400,000	1,463,000
Huntsman Corp.:
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	1,950,000	1,969,500
			6,523,100
Consumer Products - 2.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	3,530,000	3,459,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	1,110,000	1,021,200
9.4% 12/1/02 (f)	Ba2	330,000	336,600
10% 11/1/08 (g)	Ba3	3,880,000	4,074,000
Playtex Products, Inc. 9.375% 6/1/11	B2	2,000,000	2,110,000
Quaker State Corp. 6.625% 10/15/05	Ba2	2,590,000	2,460,500
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	4,030,000	2,679,950
9% 11/1/06	Caa3	4,800,000	3,216,000
12% 12/1/05 (g)	Caa1	4,790,000	4,742,100
Sealy Mattress Co.:
0% 12/15/07 (e)	B3	3,160,000	2,701,800
9.875% 12/15/07	B2	4,000,000	3,970,000
			30,771,550
Containers - 1.5%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	5,450,000	5,777,000
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	7,300,000	6,862,000
7.35% 5/15/08	B3	440,000	393,800
7.5% 5/15/10	B3	640,000	563,200
7.8% 5/15/18	B3	480,000	396,000
7.85% 5/15/04	B3	2,510,000	2,434,700
8.1% 5/15/07	B3	6,000,000	5,400,000
			21,826,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diversified Financial Services - 0.3%
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	$ 3,620,000	$ 3,638,100
Diversified Media - 0.7%
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	5,000,000	4,975,000
9.25% 11/1/07	Baa1	3,855,000	4,201,950
Lamar Media Corp. 8.625% 9/15/07	B1	320,000	334,400
			9,511,350
Electric Utilities - 5.8%
AES Corp.:
7.375% 6/15/03	Ba1	3,430,000	3,258,500
8.75% 6/15/08	Ba1	970,000	853,600
8.875% 2/15/11	Ba1	3,800,000	3,287,000
9.375% 9/15/10	Ba1	24,840,000	21,735,000
9.5% 6/1/09	Ba1	740,000	651,200
CMS Energy Corp. 9.875% 10/15/07	Ba3	14,700,000	15,288,000
Edison Mission Energy:
9.875% 4/15/11	Baa3	6,390,000	6,453,900
10% 8/15/08	Baa3	7,500,000	7,575,000
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	2,450,000	2,695,000
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	3,625,000	3,480,000
6.25% 3/1/04	B3	2,875,000	2,760,000
8.375% 5/1/25	B3	1,390,000	1,341,350
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	14,645,000	15,230,800
			84,609,350
Energy - 3.9%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	4,620,000	4,793,250
Canadian Forest Oil Ltd. yankee 8.75% 9/15/07	B1	4,420,000	4,552,600
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	7,251,000	7,287,255
8.125% 4/1/11	B1	14,110,000	13,616,150
8.375% 11/1/08 (g)	B1	1,440,000	1,418,400
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	3,450,000	3,450,000
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	2,120,000	2,194,200
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,000,000	5,100,000
Series D, 10.25% 3/15/06	B2	6,615,000	6,747,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
Plains Resources, Inc.: - continued
Series F, 10.25% 3/15/06	B2	$ 3,270,000	$ 3,335,400
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	4,670,000	4,740,050
			57,234,605
Entertainment/Film - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	4,915,000	4,742,975
9.5% 2/1/11	Caa3	5,115,000	4,935,975
Cinemark USA, Inc.:
8.5% 8/1/08	Caa2	8,515,000	7,663,500
9.625% 8/1/08	Caa2	4,925,000	4,678,750
			22,021,200
Environmental - 1.8%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	13,340,000	12,939,800
7.875% 1/1/09	Ba3	710,000	685,150
8.5% 12/1/08 (g)	Ba3	6,090,000	6,090,000
8.875% 4/1/08	Ba3	6,580,000	6,711,600
			26,426,550
Food and Drug Retail - 2.1%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	1,620,000	1,676,700
Great Atlantic & Pacific Tea, Inc. 9.125% 12/15/11	B2	6,000,000	6,030,000
Rite Aid Corp.:
7.125% 1/15/07	Caa2	4,990,000	4,191,600
7.625% 4/15/05	Caa2	18,750,000	16,312,500
7.7% 2/15/27	Caa2	350,000	248,500
11.25% 7/1/08	Caa2	2,140,000	2,033,000
			30,492,300
Food/Beverage/Tobacco - 0.9%
Dean Foods Co.:
6.625% 5/15/09	Baa2	220,000	198,000
8.15% 8/1/07	Baa2	1,190,000	1,166,200
Del Monte Corp. 9.25% 5/15/11	B3	9,955,000	10,353,200
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	1,400,000	1,421,000
			13,138,400
Gaming - 4.7%
Argosy Gaming Co. 9% 9/1/11	B2	5,290,000	5,501,600
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	B2	1,393,000	1,427,825

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Harrah's Operating Co., Inc.:
7.5% 1/15/09	Baa3	$ 3,000,000	$ 2,992,500
8% 2/1/11	Baa3	1,000,000	1,025,000
Horseshoe Gaming LLC 8.625% 5/15/09	B2	24,160,000	25,247,200
International Game Technology:
7.875% 5/15/04	Ba1	2,250,000	2,323,125
8.375% 5/15/09	Ba1	3,550,000	3,727,500
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	990,000	1,009,800
Mirage Resorts, Inc.:
6.625% 2/1/05	Baa3	930,000	909,537
7.25% 10/15/06	Baa3	230,000	226,019
Station Casinos, Inc. 8.375% 2/15/08	Ba3	15,120,000	15,422,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	940,000	893,000
yankee:
8.625% 12/15/07	Ba3	2,750,000	2,585,000
9% 3/15/07	Ba3	2,880,000	2,764,800
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	1,510,000	1,532,650
			67,587,956
Healthcare - 4.8%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	3,460,000	2,041,400
9.75% 12/1/06	Caa1	4,100,000	3,864,250
11.625% 12/1/06 (g)	B2	2,320,000	2,505,600
Alderwoods Group, Inc.:
11% 1/2/07	-	1,070,000	1,078,025
12.25% 1/2/09	-	700,000	756,000
DaVita, Inc. 9.25% 4/15/11	B2	12,450,000	13,197,000
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	8,020,000	8,190,425
8.5% 2/1/08	Ba1	2,220,000	2,286,600
IASIS Healthcare Corp. 13% 10/15/09	B3	6,750,000	7,374,375
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (d)	C	11,630,000	1,163
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	Ba3	8,500,000	8,160,000
Service Corp. International (SCI):
6% 12/15/05	B1	5,000,000	4,300,000
7.2% 6/1/06	B1	1,000,000	920,000
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	5,000,000	5,475,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	$ 460,000	$ 501,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	8,940,000	9,297,600
			69,948,838
Homebuilding/Real Estate - 3.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	Ba2	3,415,000	3,521,719
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	1,470,000	1,425,900
8% 2/1/09	Ba1	3,630,000	3,557,400
Lennar Corp. 9.95% 5/1/10	Ba1	3,040,000	3,321,200
LNR Property Corp.:
9.375% 3/15/08	Ba3	3,090,000	3,059,100
10.5% 1/15/09	Ba3	10,000,000	10,200,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	5,000,000	5,150,000
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	7,900,000	7,979,000
WCI Communities, Inc. 10.625% 2/15/11	B1	10,000,000	10,300,000
			48,514,319
Hotels - 0.5%
Host Marriott LP 8.375% 2/15/06	Ba3	3,490,000	3,350,400
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	5,000,000	4,600,000
			7,950,400
Leisure - 2.9%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	7,350,000	7,350,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	11,000,000	11,440,000
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,000,000	850,000
9.25% 4/1/06	B3	13,995,000	14,169,938
9.75% 6/15/07	B3	4,610,000	4,656,100
Six Flags, Inc. 9.5% 2/1/09	B3	3,500,000	3,552,500
			42,018,538
Metals/Mining - 3.0%
Century Aluminum Co. 11.75% 4/15/08	Ba3	5,000,000	5,175,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	11,000,000	9,762,500
7.5% 11/15/06	B3	1,880,000	1,363,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	$ 14,509,000	$ 15,560,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	12,725,000	12,279,625
			44,141,028
Paper - 2.0%
Packaging Corp. of America 9.625% 4/1/09	Ba2	12,000,000	13,020,000
Riverwood International Corp.:
10.25% 4/1/06	B-	510,000	525,300
10.625% 8/1/07	B3	6,270,000	6,520,800
Stone Container Corp.:
9.75% 2/1/11	B2	6,775,000	7,249,250
12.58% 8/1/16 (h)	B2	1,150,000	1,207,500
			28,522,850
Publishing/Printing - 3.9%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	20,059,600
CanWest Media, Inc. 10.625% 5/15/11	B2	14,680,000	15,560,800
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	7,000,000	5,880,000
World Color Press, Inc. 7.75% 2/15/09	Baa2	590,000	590,000
Yell Finance BV:
0% 8/1/11 (e)	B2	11,180,000	6,596,200
10.75% 8/1/11	B2	8,000,000	8,560,000
			57,246,600
Railroad - 1.1%
TFM SA de CV yankee:
0% 6/15/09 (e)	B1	10,180,000	9,111,100
10.25% 6/15/07	B1	7,695,000	7,194,825
			16,305,925
Restaurants - 1.6%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	2,875,000	3,018,750
Domino's, Inc. 10.375% 1/15/09	B3	5,130,000	5,437,800
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	14,180,000	14,853,550
			23,310,100
Services - 1.2%
Iron Mountain, Inc.:
8.25% 7/1/11	B2	520,000	533,000
8.625% 4/1/13	B2	10,430,000	10,821,125
8.75% 9/30/09	B2	2,870,000	2,956,100
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	755,000	773,875
Pierce Leahy Corp. 9.125% 7/15/07	B2	1,800,000	1,876,500
			16,960,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Shipping - 1.1%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	$ 1,550,000	$ 1,588,750
8.875% 7/15/11	Ba2	12,210,000	12,515,250
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	1,000,000	825,000
10.25% 11/15/06	Ba3	970,000	732,350
			15,661,350
Super Retail - 1.2%
JCPenney Co., Inc.:
6.9% 8/15/26	Ba2	5,260,000	5,154,800
7.375% 6/15/04	Ba2	670,000	649,900
7.375% 8/15/08	Ba2	1,060,000	1,022,900
7.4% 4/1/37	Ba2	8,920,000	8,697,000
7.6% 4/1/07	Ba2	1,790,000	1,754,200
			17,278,800
Technology - 1.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	1,830,000	1,912,350
10.5% 2/1/09	B2	1,840,000	1,941,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	3,380,000	3,565,900
Micron Technology, Inc. 6.5% 9/30/05 (i)	B3	10,000,000	9,150,000
			16,569,450
Telecommunications - 7.9%
American Cellular Corp. 9.5% 10/15/09	B2	1,000,000	975,000
AXXENT, Inc. 15% 12/30/04 (d)(i)	-	17,227,552	689,102
Covad Communications Group, Inc.:
12% 2/15/10 (d)	-	15,500,000	3,720,000
12.5% 2/15/09 (d)	-	7,684,000	2,074,680
Crown Castle International Corp.:
9.375% 8/1/11	B3	5,490,000	5,037,075
10.75% 8/1/11	B3	5,480,000	5,370,400
Dobson Communications Corp. 10.875% 7/1/10	B3	10,000,000	10,400,000
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	11,810,000	7,794,600
Nextel Communications, Inc.:
9.375% 11/15/09	B1	14,610,000	11,395,800
12% 11/1/08	B1	2,495,000	2,170,650
Orbital Imaging Corp.:
11.625% 3/1/05 (d)	-	7,110,000	1,279,800
11.625% 3/1/05 (d)	-	3,680,000	662,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
PanAmSat Corp. 6% 1/15/03	Baa3	$ 570,000	$ 550,050
PTC International Finance II SA yankee 11.25% 12/1/09	B2	12,950,000	13,079,500
Satelites Mexicanos SA de CV 8.21% 6/30/04 (g)(h)	B1	12,567,000	10,933,290
SBA Communications Corp. 10.25% 2/1/09	B3	3,140,000	2,700,400
SpectraSite Holdings, Inc.:
0% 4/15/09 (e)	B3	14,500,000	4,060,000
0% 3/15/10 (e)	B3	1,030,000	226,600
10.75% 3/15/10	B3	7,885,000	3,863,650
12.5% 11/15/10	B3	2,220,000	1,132,200
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	5,000,000	4,375,000
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	7,350,000	6,247,500
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	2,637,000	2,248,043
10.375% 11/15/09	Baa1	12,043,000	13,608,590
			114,594,330
Textiles & Apparel - 0.8%
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	4,100,000
The William Carter Co. 10.875% 8/15/11 (g)	B3	6,870,000	7,247,850
			11,347,850
TOTAL NONCONVERTIBLE BONDS			1,108,794,590
TOTAL CORPORATE BONDS (Cost $1,242,697,644)			1,185,407,179
Asset-Backed Securities - 0.0%

Airplanes pass thru trust 10.875% 3/15/19 (Cost $776,432)	B2	716,083	93,091
Commercial Mortgage Securities - 1.7%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 11/17/13 (g)	Ba1	4,750,000	3,311,641
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.968% 4/25/21 (h)	Caa1	1,720,963	1,531,658
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (g)(j)	-	1,350,000	103,410
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.4977% 11/18/31 (g)(h)	Ba1	$ 4,500,000	$ 3,865,500
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (g)	BB	4,500,000	3,595,781
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (g)	BB+	2,553,000	1,772,739
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	1,915,000	1,843,929
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	4,000,000	3,919,279
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	BB+	2,600,000	2,554,500
Series 1995-C1 Class F, 7.375% 9/25/24 (g)	-	2,000,000	1,980,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $23,190,850)			24,478,437
Common Stocks - 0.2%
	Shares
Automotive - 0.0%
Insilco Corp. warrants 8/15/07 (a)	7,380	74
Capital Goods - 0.0%
Tokheim Corp. (a)	171,635	471,996
Diversified Financial Services - 0.1%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	515,700
Delta Funding Residual Management, Inc. (a)	1,350	0
ECM Corp. LP (g)	3,000	258,000
		773,843
Healthcare - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (i)	79,800	1
Class B (i)	19,817	0
		1
Hotels - 0.0%
MOA Hospitality, Inc. (a)	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	1,344

	Shares	Value (Note 1)
Telecommunications - 0.0%
AXXENT, Inc. Class B (a)	448,319	$ 11,267
Textiles & Apparel - 0.1%
Arena Brands Holdings Corp. Class B	48,889	1,087,780
TOTAL COMMON STOCKS (Cost $15,200,721)		2,358,337
Nonconvertible Preferred Stocks - 8.3%

Cable TV - 2.7%
CSC Holdings, Inc.:
Series H, $11.75	180,761	19,431,808
Series M, $11.125	184,123	19,655,130
		39,086,938
Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	8,480,093
Delta Financial Corp. Series A, $10.00 (a)	1,350	0
		8,480,093
Healthcare - 0.7%
Fresenius Medical Care Capital Trust II $78.75	10,025	10,193,861
Homebuilding/Real Estate - 0.6%
Swerdlow Real Estate Group, Inc.:
junior (i)	19,817	0
mezzanine (i)	79,800	1
senior (i)	79,800	8,309,438
		8,309,439
Technology - 0.0%
Ampex Corp. 8% non-cumulative	350	546,000
Telecommunications - 3.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	12,550	8,157,500
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	3,629	3,860,349
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	32,309	18,739,220
Series E, $111.25 pay-in-kind	48,027	23,052,960
XO Communications, Inc. $7.00 pay-in-kind	18	18
		53,810,047
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $156,131,963)		120,426,378
Floating Rate Loans - 1.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Automotive - 0.7%
Accuride Corp. Tranche B term loan 7.5% 1/23/06 (h)	-	$ 4,617,037	$ 3,970,652
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (h)	B2	4,223,301	3,463,107
Tranche C term loan 6.2% 6/30/08 (h)	B2	4,223,301	3,463,107
			10,896,866
Broadcasting - 0.2%
Telemundo Group, Inc. Tranche B term loan 5.25% 5/15/08 (h)	-	3,000,000	3,007,500
Cable TV - 0.4%
Charter Communication Operating LLC Tranche B term loan 4.87% 3/18/08 (h)	Ba3	6,000,000	5,880,000
Textiles & Apparel - 0.1%
Synthetic Industries, Inc. term loan 15% 6/14/08 (h)	-	3,600,000	1,080,000
TOTAL FLOATING RATE LOANS (Cost $23,239,985)			20,864,366
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $60,178,583)	60,178,583	60,178,583
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.65%, dated 12/31/01 due 1/2/02 (Cost $4,067,000)	$ 4,067,373	4,067,000
TOTAL INVESTMENT PORTFOLIO - 97.7% (Cost $1,525,483,178)		1,417,873,371
NET OTHER ASSETS - 2.3%		33,923,788
NET ASSETS - 100%		$ 1,451,797,159
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $159,377,323 or 11.0% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
(j) Partial interest payment received on the last interest payment date.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 16,695,295
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 0/7/99	$ 7,794,500
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.1%	AAA, AA, A	0.8%
Baa	5.7%	BBB	5.4%
Ba	22.2%	BB	20.1%
B	46.0%	B	51.0%
Caa	10.0%	CCC	4.4%
Ca, C	0.2%	CC, C	0.2%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 2%. FMR has determined that unrated debt securities that are lower quality account for 2% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $2,223,080,248 and $2,079,602,839, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,661 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,148,542 or 1.3% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $20,864,366 or 1.4% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $16,393,833. The weighted average interest rate was 4.71%. Interest expense includes $12,892 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $12,301,333. The weighted average interest rate was 4.3%. Interest earned from the interfund lending program amounted to $4,403 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,089,000. The weighted average interest rate was 5.79%. Interest expense includes $4,868 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 2,402,081	$ -	$ -
Polymer Group, Inc.	663,660	7,863,553	-	-
Tokheim Corp.	-	141,231	-	-
TOTALS	$ 663,660	$ 10,406,865	$ -	$ -
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,518,271,868. Net unrealized depreciation aggregated $100,398,497, of which $49,762,295 related to appreciated investment securities and $150,160,792 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $1,229,518,000 of which $78,331,000, $378,633,000 and $772,554,000 will expire on December 31, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $4,067,000) (cost $1,525,483,178) - See accompanying schedule		$ 1,417,873,371
Cash		6,684,147
Receivable for investments sold		4,354,962
Receivable for fund shares sold		10,235,762
Dividends receivable		1,438,459
Interest receivable		30,225,526
Total assets		1,470,812,227
Liabilities
Payable for investments purchased	$ 11,108,246
Payable for fund shares redeemed	7,023,914
Accrued management fee	712,768
Distribution fees payable	23,940
Other payables and accrued expenses	146,200
Total liabilities		19,015,068
Net Assets		$ 1,451,797,159
Net Assets consist of:
Paid in capital		$ 2,587,750,366
Undistributed net investment income		265,180,350
Accumulated undistributed net realized gain (loss) on investments		(1,293,523,675)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,609,882)
Net Assets		$ 1,451,797,159
Initial Class: Net Asset Value, offering price and redemption price per share ($1,201,085,050 ÷ 187,427,629 shares)		$6.41
Service Class: Net Asset Value, offering price and redemption price per share ($234,203,794 ÷ 36,682,122 shares)		$6.38
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,508,315 ÷ 2,596,982 shares)		$6.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 18,721,823
Interest		188,913,893
Total income		207,635,716
Expenses
Management fee	$ 9,387,257
Transfer agent fees	1,054,065
Distribution fees	269,934
Accounting fees and expenses	478,264
Non-interested trustees' compensation	4,498
Custodian fees and expenses	58,402
Audit	45,186
Legal	27,877
Interest	17,760
Miscellaneous	483,638
Total expenses before reductions	11,826,881
Expense reductions	(107,246)	11,719,635
Net investment income		195,916,081
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $5,961,298 on sales of investments in affiliated issuers)		(848,680,562)
Change in net unrealized appreciation (depreciation) on:
Investment securities	459,973,834
Assets and liabilities in foreign currencies	(75)	459,973,759
Net gain (loss)		(388,706,803)
Net increase (decrease) in net assets resulting from operations		$ (192,790,722)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 195,916,081	$ 241,029,869
Net realized gain (loss)	(848,680,562)	(394,809,674)
Change in net unrealized appreciation (depreciation)	459,973,759	(345,968,584)
Net increase (decrease) in net assets resulting from operations	(192,790,722)	(499,748,389)
Distributions to shareholders from net investment income	(225,311,206)	(160,774,241)
Share transactions - net increase (decrease)	170,357,427	(151,517,210)
Total increase (decrease) in net assets	(247,744,501)	(812,039,840)
Net Assets
Beginning of period	1,699,541,660	2,511,581,500
End of period (including undistributed net investment income of $265,180,350 and $308,860,512, respectively)	$ 1,451,797,159	$ 1,699,541,660

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	144,472,534	$ 1,039,766,530	68,262,740	$ 656,033,666
Reinvested	24,517,471	193,933,192	13,813,362	144,073,366
Redeemed	(160,943,304)	(1,145,326,697)	(102,114,895)	(1,010,388,142)
Net increase (decrease)	8,046,701	$ 88,373,025	(20,038,793)	$ (210,281,110)
Service Class Sold	28,397,679	$ 203,316,935	14,344,038	$ 139,520,383
Reinvested	3,882,761	30,634,983	1,603,673	16,694,232
Redeemed	(23,505,039)	(165,986,997)	(10,538,595)	(102,893,478)
Net increase (decrease)	8,775,401	$ 67,964,921	5,409,116	$ 53,321,137
Service Class 2 A Sold	2,198,430	$ 15,105,054	583,490	$ 5,445,535
Reinvested	94,413	743,031	639	6,643
Redeemed	(278,883)	(1,828,604)	(1,107)	(9,415)
Net increase (decrease)	2,013,960	$ 14,019,481	583,022	$ 5,442,763
Distributions
From net investment income Initial Class		$ 193,933,192		$ 144,073,366
Service Class		30,634,983		16,694,232
Service Class 2 A		743,031		6,643
Total		$ 225,311,206		$ 160,774,241

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 8.180	$ 11.320	$ 11.530	$ 13.580	$ 12.520
Income from Investment Operations
Net investment income E	.849 H	1.123	1.095	1.111	1.124
Net realized and unrealized gain (loss)	(1.619) H	(3.513)	(.195)	(1.591)	.936
Total from investment operations	(.770)	(2.390)	.900	(.480)	2.060
Less Distributions
From net investment income	(1.000)	(.750)	(1.075)	(.970)	(.890)
From net realized gain	-	-	(.030)	(.600)	(.110)
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(1.000)	(.750)	(1.110)	(1.570)	(1.000)
Net asset value, end of period	$ 6.410	$ 8.180	$ 11.320	$ 11.530	$ 13.580
Total Return C, D	(11.73)%	(22.54)%	8.25%	(4.33)%	17.67%
Ratios to Average Net Assets G
Expenses before expense reductions	.71%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.71%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.70%	.68%	.69%	.70%	.71%
Net investment income	12.08% H	11.38%	9.80%	9.14%	8.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954	$ 2,329,516
Portfolio turnover rate	138%	68%	82%	92%	118%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.150	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income E	.833 H	1.102	1.074	1.082	.203
Net realized and unrealized gain (loss)	(1.613) H	(3.502)	(.194)	(1.562)	(.013)
Total from investment operations	(.780)	(2.400)	.880	(.480)	.190
Less Distributions
From net investment income	(.990)	(.740)	(1.075)	(.970)	-
From net realized gain	-	-	(.030)	(.600)	-
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(.990)	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 6.380	$ 8.150	$ 11.290	$ 11.520	$ 13.570
Total Return B, C, D	(11.90)%	(22.68)%	8.08%	(4.34)%	1.42%
Ratios to Average Net Assets G
Expenses before expense reductions	.81%	.78%	.79%	.82%	.81% A
Expenses net of voluntary waivers, if any	.81%	.78%	.79%	.82%	.81% A
Expenses net of all reductions	.81%	.78%	.79%	.82%	.80% A
Net investment income	11.97% H	11.28%	9.69%	9.51%	10.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 234,204	$ 227,549	$ 253,972	$ 129,587	$ 2,919
Portfolio turnover rate	138%	68%	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.127 for Initial Class and $.126 for Service Class and decrease net realized and unrealized gain (loss) per share by $.127 for Initial Class and $.126 for Service Class. Without this change the ratio of net investment income to average net assets would have been 10.27% for Initial Class and 10.17% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.130	$ 11.140
Income from Investment Operations
Net investment income E	.788 H	.936
Net realized and unrealized gain (loss)	(1.568) H	(3.206)
Total from investment operations	(.780)	(2.270)
Less Distributions
From net investment income	(.990)	(.740)
Net asset value, end of period	$ 6.360	$ 8.130
Total Return B, C, D	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.98%	1.01% A
Expenses net of voluntary waivers, if any	.98%	1.01% A
Expenses net of all reductions	.98%	1.01% A
Net investment income	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,508	$ 4,742
Portfolio turnover rate	138%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.121 and decrease net realized and unrealized gain (loss) per share by $.121. Without this change the ratio of net investment income to average net assets would have been 10.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Initial Class	-12.09%	10.37%	13.43%
S&P 500 ®	-11.89%	10.70%	13.76%
Variable Annuity S&P 500 Index Objective Funds Average	-12.27%	10.34%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity S&P 500® index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Initial Class on August 27, 1992, when the fund started. As the chart shows, by December 31, 2001 the value of the investment would have grown to $32,496 - a 224.96% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,392 - a 233.92% increase.

Investment Summary

Top Ten Stocks as of December 31, 2001
% of fund's net assets
General Electric Co.	3.8
Microsoft Corp.	3.4
Exxon Mobil Corp.	2.5
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.4
Pfizer, Inc.	2.4
Intel Corp.	2.0
International Business Machines Corp.	2.0
American International Group, Inc.	2.0
Johnson & Johnson	1.7
24.6
Market Sectors as of December 31, 2001
% of fund's net assets
Financials	17.7
Information Technology	17.4
Health Care	14.2
Consumer Discretionary	13.0
Industrials	11.2
Consumer Staples	8.2
Energy	6.3
Telecommunication Services	5.4
Utilities	3.1
Materials	2.6

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with James Creighton, who oversees the Index 500 Portfolio's investment management personnel as Managing Director for Deutsche Asset Management, Inc., sub-adviser of the fund

Q. How did the fund perform, James?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the performance of the Standard & Poor's 500 Index and the variable annuity S&P 500 index objective funds average tracked by Lipper Inc., which returned -11.89% and -12.27%, respectively.

Q. James, can you describe to investors the factors that caused the market to suffer during the past year?

A. Certainly. Most investors are glad to put 2001 behind them because it was a difficult economic environment throughout the period. The U.S. economy simply couldn't shake itself out of its doldrums. At every turn, it seemed as though any small glimmer of hope was immediately dashed by heavier news of corporate cost cutting, rising unemployment or a general slowdown in production. In fact, the convergence of all these factors actually pushed the economy into a recession. The Federal Reserve Board, in an attempt to right the ship, implemented an aggressive interest rate reduction policy. If not for these rate cuts and the unexpected strength and resiliency of the housing market and consumer spending, the first half of the year may well have been much worse than it actually was. Unfortunately, just when it seemed that the economy was slowly beginning to turn for the better, the awful events of September 11 occurred, and the markets were forced to close for an unprecedented four days. Prior to their reopening, the Fed, in an attempt to provide a calming influence, swung into action and cut interest rates by another half point and guaranteed liquidity as needed. Even with this help, though, the index lost almost 12% in the chaotic days following the reopening, hitting its period low on September 21. However, as the immediate uncertainty started to clear, investors began to reaffirm their long-term belief in the underlying foundation of the U.S. economy. This faith helped drive the index up approximately 19% from its September low by the end of the period.

Q. Were there any stocks in the index that performed well during the past 12 months?

A. There were some standout stocks, but unfortunately these were relatively few and far between. The triumvirate of Microsoft, IBM and Dell Computer was able to resist the negative trend that most other technology stocks experienced and performed admirably. In fact, Microsoft, the largest contributor to performance, benefited on a couple of fronts, including the settlement of antitrust litigation against it and the release of its new Windows XP operating system and Xbox video game unit. IBM was another winner, gaining 40%. The company rode the wave of its services division success and diversified product line. Dell, despite sluggishness in the personal computer market, reaffirmed itself as the class of the PC makers. Investors felt that, in the long run, this low-cost producer had the best chance of weathering the downturn gripping the PC market. Finally, retailers Wal-Mart and Lowe's posted solid sales, which helped their share prices.

Q. What were some disappointments?

A. Far and away, the most noteworthy disappointment was the unexpected bankruptcy of energy trading giant Enron, due to its highly irregular and questionable financial reporting. The firm's collapse sent shockwaves throughout the utility sector, causing it to be the worst performing segment of the index in 2001. Wall Street analysts, banks and individual investors were left trying to determine how all the signs of trouble went unnoticed for so long, by so many. Technology leaders such as Cisco, EMC, Oracle, Nortel Networks and Sun Microsystems symbolized the overall problems still plaguing this sector. Slower spending by their customers continued to undercut the group's earnings, and their share prices plummeted. Another disappointment was General Electric. The conglomerate faced a number of different issues including the retirement of CEO Jack Welch, the rejection of its proposed acquisition of Honeywell by European regulators, and the impact September 11 had on its aerospace division. Pharmaceutical giant Merck also fell due to approaching patent expirations.

Q. What's your outlook?

A. I have tempered optimism for the near future, as most economic data point toward an economic recovery, albeit a slow one, at some point during 2002. However, a fair amount of uncertainty still abounds and these factors could influence the recovery that appears to be taking shape. For example, unemployment continues to remain relatively high, the tech sector is still working off its late 1990s hangover, consumer confidence remains tenuous due to the weak job market and, of course, the residual economic effects of September 11 still need to be considered. How quickly and strongly these factors begin to improve will help determine the timing and extent of the anticipated recovery for 2002.

The views expressed in this report reflect those of Deutsche Asset Management, Inc. only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page 222.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2001, more than $3.4 billion

Sub-adviser: Deutsche Asset Management, Inc., since 1997

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	23,593	$ 376,544
Dana Corp.	48,608	674,679
Delphi Automotive Systems Corp.	183,309	2,504,001
Goodyear Tire & Rubber Co.	52,541	1,251,001
Johnson Controls, Inc.	28,497	2,301,133
TRW, Inc.	40,627	1,504,824
Visteon Corp.	42,661	641,621
		9,253,803
Automobiles - 0.7%
Ford Motor Co.	617,748	9,710,999
General Motors Corp.	181,909	8,840,777
Harley-Davidson, Inc.	98,969	5,375,006
		23,926,782
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	200,240	5,622,739
Darden Restaurants, Inc.	38,751	1,371,785
Harrah's Entertainment, Inc. (a)	38,417	1,421,813
Hilton Hotels Corp.	120,799	1,319,125
International Game Technology (a)	23,495	1,604,709
Marriott International, Inc. Class A	79,946	3,249,805
McDonald's Corp.	427,625	11,319,234
Starbucks Corp. (a)	124,762	2,376,716
Starwood Hotels & Resorts Worldwide, Inc. unit	65,185	1,945,772
Tricon Global Restaurants, Inc. (a)	48,226	2,372,719
Wendy's International, Inc.	37,293	1,087,837
		33,692,254
Household Durables - 0.4%
American Greetings Corp. Class A	21,229	292,536
Black & Decker Corp.	27,159	1,024,709
Centex Corp.	20,046	1,144,426
Fortune Brands, Inc.	50,155	1,985,636
KB Home	15,098	605,430
Leggett & Platt, Inc.	65,384	1,503,832
Maytag Corp.	25,465	790,179
Newell Rubbermaid, Inc.	87,482	2,411,879
Pulte Homes, Inc.	18,632	832,291
Snap-On, Inc.	19,143	644,353
The Stanley Works	27,553	1,283,143
Tupperware Corp.	19,052	366,751
Whirlpool Corp.	22,126	1,622,500
		14,507,665
Leisure Equipment & Products - 0.2%
Brunswick Corp.	29,260	636,698
Eastman Kodak Co.	95,335	2,805,709
Hasbro, Inc.	57,674	936,049
Mattel, Inc.	142,312	2,447,766
		6,826,222

	Shares	Value (Note 1)
Media - 4.0%
AOL Time Warner, Inc. (a)	1,462,239	$ 46,937,872
Clear Channel Communications, Inc. (a)	193,645	9,858,467
Comcast Corp. Class A (special) (a)	315,798	11,368,728
Dow Jones & Co., Inc.	28,407	1,554,715
Gannett Co., Inc.	90,091	6,056,818
Interpublic Group of Companies, Inc.	123,586	3,650,730
Knight-Ridder, Inc.	24,163	1,568,904
McGraw-Hill Companies, Inc.	64,136	3,911,013
Meredith Corp.	16,454	586,585
Omnicom Group, Inc.	64,179	5,734,394
The New York Times Co. Class A	52,334	2,263,446
TMP Worldwide, Inc. (a)	35,460	1,521,234
Tribune Co.	98,121	3,672,669
Univision Communications, Inc. Class A (a)	69,876	2,827,183
Viacom, Inc. Class B (non-vtg.) (a)	588,570	25,985,366
Walt Disney Co.	675,417	13,994,640
		141,492,764
Multiline Retail - 3.8%
Big Lots, Inc.	37,210	386,984
Costco Wholesale Corp. (a)	148,585	6,594,202
Dillard's, Inc. Class A	29,162	466,592
Dollar General Corp.	108,533	1,617,142
Family Dollar Stores, Inc.	56,213	1,685,266
Federated Department Stores, Inc. (a)	64,636	2,643,612
JCPenney Co., Inc.	86,061	2,315,041
Kmart Corp. (a)	161,097	879,590
Kohls Corp. (a)	109,156	7,688,949
Nordstrom, Inc.	43,881	887,713
Sears, Roebuck & Co.	115,427	5,498,942
Target Corp.	294,794	12,101,294
The May Department Stores Co.	97,917	3,620,971
Wal-Mart Stores, Inc.	1,481,350	85,251,693
		131,637,991
Specialty Retail - 2.4%
AutoZone, Inc. (a)	36,758	2,639,224
Bed Bath & Beyond, Inc. (a)	94,686	3,209,855
Best Buy Co., Inc. (a)	71,668	5,337,833
Circuit City Stores, Inc. - Circuit City Group	68,291	1,772,151
Gap, Inc.	281,939	3,930,230
Home Depot, Inc.	776,666	39,617,733
Lowe's Companies, Inc.	252,302	11,709,336
Office Depot, Inc. (a)	97,633	1,810,116
RadioShack Corp.	60,864	1,832,006
Sherwin-Williams Co.	51,812	1,424,830
Staples, Inc. (a)	149,752	2,800,362
The Limited, Inc.	139,913	2,059,519
Tiffany & Co., Inc.	47,872	1,506,532
TJX Companies, Inc.	91,968	3,665,844
Toys 'R' Us, Inc. (a)	64,841	1,344,802
		84,660,373
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. (a)	37,767	$ 1,252,731
Liz Claiborne, Inc.	17,500	870,625
NIKE, Inc. Class B	88,712	4,989,163
Reebok International Ltd. (a)	19,725	522,713
VF Corp.	36,921	1,440,288
		9,075,520
TOTAL CONSUMER DISCRETIONARY		455,073,374
CONSUMER STAPLES - 8.2%
Beverages - 2.5%
Adolph Coors Co. Class B	12,343	659,116
Anheuser-Busch Companies, Inc.	294,560	13,317,058
Brown-Forman Corp. Class B (non-vtg.)	22,603	1,414,948
Coca-Cola Enterprises, Inc.	146,243	2,769,842
Pepsi Bottling Group, Inc.	94,520	2,221,220
PepsiCo, Inc.	580,010	28,240,687
The Coca-Cola Co.	826,944	38,990,410
		87,613,281
Food & Drug Retailing - 1.1%
Albertson's, Inc.	132,799	4,181,841
CVS Corp.	129,052	3,819,939
Kroger Co. (a)	267,699	5,586,878
Safeway, Inc. (a)	165,763	6,920,605
SUPERVALU, Inc.	43,544	963,193
Sysco Corp.	220,710	5,787,016
Walgreen Co.	338,831	11,405,051
Winn-Dixie Stores, Inc.	46,005	655,571
		39,320,094
Food Products - 1.4%
Archer-Daniels-Midland Co.	217,952	3,127,611
Campbell Soup Co.	134,061	4,004,402
ConAgra Foods, Inc.	176,280	4,190,176
General Mills, Inc.	120,208	6,252,018
H.J. Heinz Co.	120,206	4,942,871
Hershey Foods Corp.	44,917	3,040,881
Kellogg Co.	133,277	4,011,638
Sara Lee Corp.	258,108	5,737,741
Unilever NV (NY Shares)	187,571	10,805,965
Wm. Wrigley Jr. Co.	74,152	3,809,188
		49,922,491
Household Products - 1.7%
Clorox Co.	77,562	3,067,577
Colgate-Palmolive Co.	184,049	10,628,830
Kimberly-Clark Corp.	174,593	10,440,661
Procter & Gamble Co.	427,636	33,838,837
		57,975,905
Personal Products - 0.5%
Alberto-Culver Co. Class B	18,540	829,480

	Shares	Value (Note 1)
Avon Products, Inc.	77,817	$ 3,618,491
Gillette Co.	352,408	11,770,427
		16,218,398
Tobacco - 1.0%
Philip Morris Companies, Inc.	718,825	32,958,126
UST, Inc.	55,274	1,934,590
		34,892,716
TOTAL CONSUMER STAPLES		285,942,885
ENERGY - 6.3%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	109,954	4,010,022
Halliburton Co.	140,577	1,841,559
Nabors Industries, Inc. (a)	48,017	1,648,424
Noble Drilling Corp. (a)	43,860	1,492,994
Rowan Companies, Inc. (a)	30,801	596,615
Schlumberger Ltd. (NY Shares)	191,490	10,522,376
Transocean Sedco Forex, Inc.	104,170	3,523,029
		23,635,019
Oil & Gas - 5.6%
Amerada Hess Corp.	29,354	1,834,625
Anadarko Petroleum Corp.	81,603	4,639,131
Apache Corp.	45,048	2,246,994
Ashland, Inc.	23,075	1,063,296
Burlington Resources, Inc.	69,858	2,622,469
ChevronTexaco Corp.	352,518	31,589,138
Conoco, Inc.	204,871	5,797,849
Devon Energy Corp.	42,510	1,643,012
EOG Resources, Inc.	48,201	1,885,141
Exxon Mobil Corp.	2,259,770	88,808,961
Kerr-McGee Corp.	32,010	1,754,148
Occidental Petroleum Corp.	121,105	3,212,916
Phillips Petroleum Co.	127,710	7,695,805
Royal Dutch Petroleum Co. (NY Shares)	702,589	34,440,913
Sunoco, Inc.	29,583	1,104,629
Unocal Corp.	79,742	2,876,294
USX - Marathon Group	103,968	3,119,040
		196,334,361
TOTAL ENERGY		219,969,380
FINANCIALS - 17.7%
Banks - 5.8%
AmSouth Bancorp.	120,746	2,282,099
Bank of America Corp.	527,598	33,212,294
Bank of New York Co., Inc.	240,932	9,830,026
Bank One Corp.	381,923	14,914,093
BB&T Corp.	143,353	5,176,477
Charter One Financial, Inc.	72,723	1,974,429
Comerica, Inc.	58,313	3,341,335
Fifth Third Bancorp	193,744	11,930,756
FleetBoston Financial Corp.	346,698	12,654,477
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Golden West Financial Corp., Delaware	52,253	$ 3,075,089
Huntington Bancshares, Inc.	82,403	1,416,508
KeyCorp	138,646	3,374,644
Mellon Financial Corp.	156,126	5,873,460
National City Corp.	196,595	5,748,438
Northern Trust Corp.	72,797	4,383,835
PNC Financial Services Group, Inc.	94,623	5,317,813
Regions Financial Corp.	74,164	2,220,470
SouthTrust Corp.	110,968	2,737,581
SunTrust Banks, Inc.	95,533	5,989,919
Synovus Financial Corp.	94,665	2,371,358
U.S. Bancorp, Delaware	653,719	13,682,339
Union Planters Corp.	44,761	2,020,064
Wachovia Corp.	451,510	14,159,354
Washington Mutual, Inc.	287,905	9,414,494
Wells Fargo & Co.	566,710	24,623,550
Zions Bancorp	30,100	1,582,658
		203,307,560
Diversified Financials - 7.5%
AMBAC Financial Group, Inc.	34,687	2,006,990
American Express Co.	433,413	15,468,510
Bear Stearns Companies, Inc.	31,159	1,827,164
Capital One Financial Corp.	67,950	3,665,903
Charles Schwab Corp.	457,654	7,079,907
Citigroup, Inc.	1,697,948	85,712,415
Countrywide Credit Industries, Inc.	38,370	1,572,019
Fannie Mae	334,331	26,579,315
Franklin Resources, Inc.	87,088	3,071,594
Freddie Mac	226,902	14,839,391
Household International, Inc.	159,788	9,258,117
J.P. Morgan Chase & Co.	659,979	23,990,237
Lehman Brothers Holdings, Inc.	81,036	5,413,205
MBNA Corp.	281,220	9,898,944
Merrill Lynch & Co., Inc.	275,558	14,362,083
Moody's Corp.	51,949	2,070,687
Morgan Stanley Dean Witter & Co.	363,322	20,324,233
Providian Financial Corp.	94,426	335,212
State Street Corp.	106,434	5,561,177
Stilwell Financial, Inc.	72,319	1,968,523
T. Rowe Price Group, Inc.	40,680	1,412,816
USA Education, Inc.	53,194	4,469,360
		260,887,802
Insurance - 4.2%
AFLAC, Inc.	187,974	4,616,641
Allstate Corp.	236,790	7,979,823
American International Group, Inc.	864,436	68,636,218
Aon Corp.	85,448	3,035,113
Cincinnati Financial Corp.	52,469	2,001,692
Conseco, Inc. (a)	109,141	486,769
Hartford Financial Services Group, Inc.	77,253	4,853,806

	Shares	Value (Note 1)
Jefferson-Pilot Corp.	49,688	$ 2,299,064
John Hancock Financial Services, Inc.	101,367	4,186,457
Lincoln National Corp.	61,964	3,009,591
Loews Corp.	64,245	3,557,888
Marsh & McLennan Companies, Inc.	90,183	9,690,163
MBIA, Inc.	48,416	2,596,550
MetLife, Inc.	240,128	7,607,255
MGIC Investment Corp.	34,967	2,158,163
Progressive Corp.	24,060	3,592,158
SAFECO Corp.	42,176	1,313,782
The Chubb Corp.	63,269	4,365,561
The St. Paul Companies, Inc.	69,890	3,073,063
Torchmark Corp.	41,533	1,633,493
UnumProvident Corp.	79,852	2,116,877
XL Capital Ltd. Class A	45,100	4,120,336
		146,930,463
Real Estate - 0.2%
Equity Office Properties Trust	134,000	4,030,720
Equity Residential Properties Trust (SBI)	87,800	2,520,738
		6,551,458
TOTAL FINANCIALS		617,677,283
HEALTH CARE - 14.2%
Biotechnology - 1.1%
Amgen, Inc. (a)	344,468	19,441,774
Biogen, Inc. (a)	48,873	2,802,867
Chiron Corp. (a)	67,119	2,942,497
Genzyme Corp. - General Division (a)	68,700	4,112,382
Immunex Corp. (a)	184,900	5,123,579
Medimmune, Inc. (a)	69,984	3,243,758
		37,666,857
Health Care Equipment & Supplies - 1.6%
Applera Corp. - Applied Biosystems Group	69,404	2,725,495
Bausch & Lomb, Inc.	17,527	660,067
Baxter International, Inc.	198,456	10,643,195
Becton, Dickinson & Co.	84,360	2,796,534
Biomet, Inc.	87,888	2,715,739
Boston Scientific Corp. (a)	131,369	3,168,620
C.R. Bard, Inc.	20,672	1,333,344
Guidant Corp. (a)	100,570	5,008,386
Medtronic, Inc.	405,378	20,759,407
St. Jude Medical, Inc. (a)	28,022	2,175,908
Stryker Corp.	64,205	3,747,646
Zimmer Holdings, Inc. (a)	63,557	1,941,031
		57,675,372
Health Care Providers & Services - 1.4%
Aetna, Inc.	47,265	1,559,272
AmerisourceBergen Corp.	33,831	2,149,960
Cardinal Health, Inc.	150,324	9,719,950
CIGNA Corp.	49,332	4,570,610
HCA, Inc.	176,333	6,795,874
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	80,700	$ 1,484,880
HealthSouth Corp. (a)	127,827	1,894,396
Humana, Inc. (a)	55,655	656,172
Manor Care, Inc. (a)	33,719	799,477
McKesson Corp.	93,519	3,497,611
Quintiles Transnational Corp. (a)	39,379	632,033
Tenet Healthcare Corp. (a)	106,389	6,247,162
UnitedHealth Group, Inc.	104,015	7,361,142
Wellpoint Health Networks, Inc. (a)	20,735	2,422,885
		49,791,424
Pharmaceuticals - 10.1%
Abbott Laboratories	513,298	28,616,364
Allergan, Inc.	43,284	3,248,464
American Home Products Corp.	434,008	26,630,731
Bristol-Myers Squibb Co.	637,672	32,521,272
Eli Lilly & Co.	371,447	29,173,447
Forest Laboratories, Inc. (a)	57,811	4,737,611
Johnson & Johnson	1,019,054	60,226,091
King Pharmaceuticals, Inc. (a)	75,079	3,163,078
Merck & Co., Inc.	753,573	44,310,092
Pfizer, Inc.	2,086,476	83,146,069
Pharmacia Corp.	429,565	18,320,947
Schering-Plough Corp.	488,007	17,475,531
Watson Pharmaceuticals, Inc. (a)	34,814	1,092,811
		352,662,508
TOTAL HEALTH CARE		497,796,161
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.5%
Boeing Co.	283,636	10,999,404
General Dynamics Corp.	69,072	5,500,894
Goodrich Corp.	35,118	934,841
Honeywell International, Inc.	265,048	8,963,923
Lockheed Martin Corp.	142,235	6,638,107
Northrop Grumman Corp.	34,137	3,441,351
Raytheon Co.	126,632	4,111,741
Rockwell Collins, Inc.	61,248	1,194,336
United Technologies Corp.	155,462	10,047,509
		51,832,106
Air Freight & Couriers - 0.2%
FedEx Corp. (a)	101,374	5,259,283
Airlines - 0.2%
AMR Corp. (a)	50,299	1,115,129
Delta Air Lines, Inc.	40,294	1,179,002
Southwest Airlines Co.	249,773	4,615,805
U.S. Airways Group, Inc. (a)	21,692	137,527
		7,047,463

	Shares	Value (Note 1)
Building Products - 0.1%
Crane Co.	19,326	$ 495,519
Masco Corp.	149,803	3,670,174
		4,165,693
Commercial Services & Supplies - 2.0%
Allied Waste Industries, Inc. (a)	59,699	839,368
Automatic Data Processing, Inc.	206,128	12,140,939
Avery Dennison Corp.	36,327	2,053,565
Cendant Corp. (a)	316,117	6,199,054
Cintas Corp.	57,465	2,758,320
Concord EFS, Inc. (a)	170,270	5,581,451
Convergys Corp. (a)	56,539	2,119,647
Deluxe Corp.	23,372	971,808
Equifax, Inc.	47,575	1,148,936
First Data Corp.	126,400	9,916,080
Fiserv, Inc. (a)	61,496	2,602,511
H&R Block, Inc.	60,246	2,692,996
IMS Health, Inc.	97,074	1,893,914
Paychex, Inc.	130,555	4,549,842
Pitney Bowes, Inc.	81,128	3,051,224
R.R. Donnelley & Sons Co.	38,709	1,149,270
Robert Half International, Inc. (a)	61,776	1,649,419
Sabre Holdings Corp. Class A (a)	43,434	1,839,430
Waste Management, Inc.	211,759	6,757,230
		69,915,004
Construction & Engineering - 0.0%
Fluor Corp.	25,516	954,298
McDermott International, Inc. (a)	19,847	243,523
		1,197,821
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	68,431	989,512
Cooper Industries, Inc.	32,051	1,119,221
Emerson Electric Co.	141,027	8,052,642
Molex, Inc.	63,950	1,979,253
Power-One, Inc. (a)	25,639	266,902
Rockwell International Corp.	64,048	1,143,897
Thomas & Betts Corp.	22,597	477,927
		14,029,354
Industrial Conglomerates - 5.4%
General Electric Co.	3,279,918	131,459,107
Minnesota Mining & Manufacturing Co.	130,675	15,447,092
Textron, Inc.	45,788	1,898,370
Tyco International Ltd.	661,930	38,987,677
		187,792,246
Machinery - 0.9%
Caterpillar, Inc.	112,579	5,882,253
Cummins, Inc.	15,320	590,433
Danaher Corp.	51,500	3,105,965
Deere & Co.	77,458	3,381,816
Dover Corp.	66,545	2,466,823
Eaton Corp.	22,575	1,679,806
Illinois Tool Works, Inc.	102,373	6,932,700
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	54,787	$ 2,290,644
ITT Industries, Inc.	28,917	1,460,309
Navistar International Corp.	19,402	766,379
PACCAR, Inc.	25,165	1,651,327
Pall Corp.	39,676	954,605
Parker Hannifin Corp.	37,904	1,740,173
		32,903,233
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	128,510	3,666,390
CSX Corp.	70,007	2,453,745
Norfolk Southern Corp.	126,165	2,312,604
Ryder System, Inc.	24,434	541,213
Union Pacific Corp.	81,349	4,636,893
		13,610,845
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	55,978	2,054,393
W.W. Grainger, Inc.	30,713	1,474,224
		3,528,617
TOTAL INDUSTRIALS		391,281,665
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 2.8%
ADC Telecommunications, Inc. (a)	289,717	1,332,698
Andrew Corp. (a)	26,520	580,523
Avaya, Inc. (a)	93,778	1,139,403
CIENA Corp. (a)	107,100	1,532,601
Cisco Systems, Inc. (a)	2,439,018	44,170,616
Comverse Technology, Inc. (a)	60,632	1,356,338
Corning, Inc.	304,759	2,718,450
JDS Uniphase Corp. (a)	454,161	3,942,117
Lucent Technologies, Inc.	1,147,197	7,215,869
Motorola, Inc.	725,124	10,891,362
Nortel Networks Corp.	1,067,146	8,003,595
QUALCOMM, Inc. (a)	254,713	12,863,007
Scientific-Atlanta, Inc.	53,276	1,275,427
Tellabs, Inc. (a)	133,951	2,003,907
		99,025,913
Computers & Peripherals - 4.1%
Apple Computer, Inc. (a)	114,916	2,516,660
Compaq Computer Corp.	554,846	5,415,297
Dell Computer Corp. (a)	858,858	23,343,760
EMC Corp. (a)	724,533	9,737,724
Gateway, Inc. (a)	107,160	861,566
Hewlett-Packard Co.	641,525	13,176,924
International Business Machines Corp.	569,758	68,917,928
Lexmark International, Inc. Class A (a)	42,262	2,493,458
NCR Corp. (a)	31,552	1,163,007
Network Appliance, Inc. (a)	107,714	2,355,705

	Shares	Value (Note 1)
Palm, Inc. (a)	182,867	$ 709,524
Sun Microsystems, Inc. (a)	1,069,133	13,150,336
		143,841,889
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	149,684	4,267,491
Jabil Circuit, Inc. (a)	62,629	1,422,931
Millipore Corp.	15,535	942,975
PerkinElmer, Inc.	33,000	1,155,660
Sanmina-SCI Corp. (a)	177,399	3,530,240
Solectron Corp. (a)	254,322	2,868,752
Symbol Technologies, Inc.	74,890	1,189,253
Tektronix, Inc. (a)	30,619	789,358
Thermo Electron Corp.	59,207	1,412,679
Waters Corp. (a)	43,300	1,677,875
		19,257,214
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	187,192	3,320,786
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	55,669	2,726,668
Electronic Data Systems Corp.	153,662	10,533,530
Sapient Corp. (a)	40,313	311,216
Unisys Corp. (a)	103,634	1,299,570
		14,870,984
Office Electronics - 0.1%
Xerox Corp.	254,063	2,647,336
Semiconductor Equipment & Products - 4.3%
Advanced Micro Devices, Inc. (a)	123,991	1,966,497
Altera Corp. (a)	127,067	2,696,362
Analog Devices, Inc. (a)	118,127	5,243,658
Applied Materials, Inc. (a)	266,825	10,699,683
Applied Micro Circuits Corp. (a)	98,888	1,119,412
Broadcom Corp. Class A (a)	90,040	3,679,935
Conexant Systems, Inc. (a)	81,342	1,168,071
Intel Corp.	2,220,597	69,837,776
KLA-Tencor Corp. (a)	60,856	3,016,023
Linear Technology Corp.	104,338	4,073,356
LSI Logic Corp. (a)	118,770	1,874,191
Maxim Integrated Products, Inc. (a)	107,807	5,660,946
Micron Technology, Inc. (a)	195,770	6,068,870
National Semiconductor Corp. (a)	57,002	1,755,092
Novellus Systems, Inc. (a)	47,787	1,885,197
NVIDIA Corp. (a)	49,900	3,338,310
PMC-Sierra, Inc. (a)	54,124	1,150,676
QLogic Corp. (a)	30,354	1,351,057
Teradyne, Inc. (a)	57,064	1,719,909
Texas Instruments, Inc.	569,630	15,949,640
Vitesse Semiconductor Corp. (a)	60,471	751,655
Xilinx, Inc. (a)	114,252	4,461,541
		149,467,857
Software - 5.1%
Adobe Systems, Inc.	78,034	2,422,956
Autodesk, Inc.	17,719	660,387
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
BMC Software, Inc. (a)	79,454	$ 1,300,662
Citrix Systems, Inc. (a)	67,718	1,534,490
Computer Associates International, Inc.	193,802	6,684,231
Compuware Corp. (a)	120,030	1,415,154
Intuit, Inc. (a)	68,045	2,910,965
Mercury Interactive Corp. (a)	26,902	914,130
Microsoft Corp. (a)	1,780,835	117,980,319
Novell, Inc. (a)	105,647	484,920
Oracle Corp. (a)	1,842,549	25,445,602
Parametric Technology Corp. (a)	87,820	685,874
PeopleSoft, Inc. (a)	103,462	4,159,172
Siebel Systems, Inc. (a)	157,957	4,419,637
VERITAS Software Corp. (a)	134,223	6,017,217
		177,035,716
TOTAL INFORMATION TECHNOLOGY		609,467,695
MATERIALS - 2.6%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	74,969	3,516,796
Dow Chemical Co.	300,937	10,165,652
E.I. du Pont de Nemours & Co.	339,640	14,438,096
Eastman Chemical Co.	25,513	995,517
Ecolab, Inc.	42,084	1,693,881
Engelhard Corp.	43,223	1,196,413
Great Lakes Chemical Corp.	16,878	409,798
Hercules, Inc. (a)	36,438	364,380
International Flavors & Fragrances, Inc.	31,483	935,360
PPG Industries, Inc.	55,418	2,866,219
Praxair, Inc.	52,890	2,922,173
Rohm & Haas Co.	72,482	2,510,052
Sigma Aldrich Corp.	24,974	984,225
		42,998,562
Construction Materials - 0.1%
Vulcan Materials Co.	33,989	1,629,433
Containers & Packaging - 0.1%
Ball Corp.	9,011	637,078
Bemis Co., Inc.	17,454	858,388
Pactiv Corp. (a)	52,453	931,041
Sealed Air Corp. (a)	27,665	1,129,285
Temple-Inland, Inc.	16,349	927,479
		4,483,271
Metals & Mining - 0.7%
Alcan, Inc.	104,712	3,759,921
Alcoa, Inc.	284,986	10,131,252
Allegheny Technologies, Inc.	26,337	441,145
Barrick Gold Corp.	175,530	2,806,760
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	47,049	629,986
Inco Ltd. (a)	59,633	1,013,491

	Shares	Value (Note 1)
Newmont Mining Corp.	64,026	$ 1,223,537
Nucor Corp.	25,485	1,349,686
Phelps Dodge Corp.	25,859	837,832
Placer Dome, Inc.	107,411	1,174,259
USX - U.S. Steel Group	29,149	527,888
Worthington Industries, Inc.	27,991	397,472
		24,293,229
Paper & Forest Products - 0.5%
Boise Cascade Corp.	19,125	650,441
Georgia-Pacific Group	74,118	2,046,398
International Paper Co.	167,514	6,759,190
Louisiana-Pacific Corp.	35,564	300,160
Mead Corp.	32,733	1,011,122
Westvaco Corp.	33,297	947,300
Weyerhaeuser Co.	70,562	3,815,993
Willamette Industries, Inc.	35,985	1,875,538
		17,406,142
TOTAL MATERIALS		90,810,637
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 4.8%
ALLTEL Corp.	103,661	6,398,994
AT&T Corp.	1,173,730	21,291,462
BellSouth Corp.	619,890	23,648,804
CenturyTel, Inc.	46,163	1,514,146
Citizens Communications Co. (a)	89,018	948,932
Qwest Communications International, Inc.	563,029	7,955,600
SBC Communications, Inc.	1,114,770	43,665,541
Sprint Corp. - FON Group	293,041	5,884,263
Verizon Communications, Inc.	899,219	42,676,934
WorldCom, Inc. - WorldCom Group	958,256	13,492,244
		167,476,920
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	852,100	12,244,677
Nextel Communications, Inc. Class A (a)	262,776	2,880,025
Sprint Corp. - PCS Group Series 1 (a)	326,996	7,981,972
		23,106,674
TOTAL TELECOMMUNICATION SERVICES		190,583,594
UTILITIES - 3.1%
Electric Utilities - 2.4%
AES Corp. (a)	174,183	2,847,892
Allegheny Energy, Inc.	40,757	1,476,219
Ameren Corp.	44,883	1,898,551
American Electric Power Co., Inc.	105,539	4,594,113
Calpine Corp. (a)	97,810	1,642,230
Cinergy Corp.	52,028	1,739,296
CMS Energy Corp.	43,607	1,047,876
Consolidated Edison, Inc.	69,457	2,803,285
Constellation Energy Group, Inc.	53,490	1,420,160
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Dominion Resources, Inc.	81,125	$ 4,875,613
DTE Energy Co.	53,946	2,262,495
Duke Energy Corp.	254,827	10,004,508
Edison International (a)	106,586	1,609,449
Entergy Corp.	72,250	2,825,698
Exelon Corp.	105,105	5,032,427
FirstEnergy Corp.	107,271	3,752,340
FPL Group, Inc.	57,618	3,249,655
Mirant Corp. (a)	149,678	2,397,842
Niagara Mohawk Holdings, Inc. (a)	52,345	928,077
PG&E Corp.	126,780	2,439,247
Pinnacle West Capital Corp.	27,681	1,158,450
PPL Corp.	47,753	1,664,192
Progress Energy, Inc.	71,102	3,201,723
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	0
Public Service Enterprise Group, Inc.	68,390	2,885,374
Reliant Energy, Inc.	97,439	2,584,082
Southern Co.	232,545	5,895,016
TECO Energy, Inc.	44,300	1,162,432
TXU Corp.	91,282	4,303,946
Xcel Energy, Inc.	112,451	3,119,391
		84,821,579
Gas Utilities - 0.5%
El Paso Corp.	166,162	7,412,487
KeySpan Corp.	45,269	1,568,571
Kinder Morgan, Inc.	37,743	2,101,908
Nicor, Inc.	15,071	627,556
NiSource, Inc.	68,065	1,569,579
Peoples Energy Corp.	11,741	445,336
Sempra Energy	67,897	1,666,871
		15,392,308
Multi-Utilities - 0.2%
Dynegy, Inc. Class A	112,120	2,859,060
Williams Companies, Inc.	167,084	4,263,984
		7,123,044
TOTAL UTILITIES		107,336,931
TOTAL COMMON STOCKS (Cost $2,586,138,881)		3,465,939,605
U.S. Treasury Obligations - 0.8%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.56% to 1.84% 1/24/02 to 3/14/02 (c) (Cost $28,190,902)	-	$ 28,233,000	$ 28,194,607
Money Market Funds - 7.0%
	Shares
Deutsche Daily Assets Fund Institutional, 2.27% (b) (Cost $244,626,277)	244,626,277	244,626,277
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $2,858,956,060)		3,738,760,489
NET OTHER ASSETS - (6.9)%		(240,786,830)
NET ASSETS - 100%		$ 3,497,973,659
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
82 S&P 500 Index Contracts	March 2002	$ 23,558,600	$ 331,045
The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the daily rate of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,102,967.
Other Information

Purchases of securities, other than short-term securities, aggregated $342,851,552. Sales of securities, other than short-term securities, aggregated $455,137,429, of which $161,070,450 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $(11,896,554) on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $847,856,261 and $845,044,103, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Deutsche Asset Management Inc. The commissions paid to these affiliated firms were $34,194 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $13,310,667. The weighted average interest rate was 2.28%. Interest expense includes $2,526 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,480,200. The weighted average interest rate was 3.57%. Interest expense includes $2,720 paid under the bank borrowing program.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,882,481,071. Net unrealized appreciation aggregated $856,279,418, of which $1,207,587,464 related to appreciated investment securities and $351,308,046 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $55,550,000 of which $12,929,000 and $42,621,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $235,047,787) (cost $2,858,956,060) - See accompanying schedule		$ 3,738,760,489
Receivable for investments sold		4,357,267
Receivable for fund shares sold		9,971,102
Dividends receivable		3,518,028
Other receivables		160,087
Total assets		3,756,766,973
Liabilities
Payable to custodian bank	$ 88,899
Payable for investments purchased	11,058,940
Payable for fund shares redeemed	1,994,145
Accrued management fee	421,286
Distribution fees payable	4,152
Payable for daily variation on futures contracts	221,559
Other payables and accrued expenses	378,056
Collateral on securities loaned, at value	244,626,277
Total liabilities		258,793,314
Net Assets		$ 3,497,973,659
Net Assets consist of:
Paid in capital		$ 2,652,704,866
Undistributed net investment income		39,763,829
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,630,510)
Net unrealized appreciation (depreciation) on investments		880,135,474
Net Assets		$ 3,497,973,659
Initial Class: Net Asset Value, offering price and redemption price per share ($3,475,357,345 ÷ 26,717,993 shares)		$130.08
Service Class: Net Asset Value, offering price and redemption price per share ($3,277,938 ÷ 25,226 shares)		$129.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($19,338,376 ÷ 149,417 shares)		$129.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 47,536,059
Interest		1,399,970
Security lending		1,318,282
Total income		50,254,311
Expenses
Management fee	$ 8,772,801
Transfer agent fees	2,422,473
Distribution fees	28,957
Accounting fees	634,072
Non-interested trustees' compensation	12,752
Audit	45,170
Legal	23,055
Interest	5,246
Reports to shareholders	720,729
Miscellaneous	25,217
Total expenses before reductions	12,690,472
Expense reductions	(2,430,022)	10,260,450
Net investment income		39,993,861
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(76,327,152)
Foreign currency transactions	4,313
Futures contracts	1,252,255	(75,070,584)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(470,683,503)
Futures contracts	470,437	(470,213,066)
Net gain (loss)		(545,283,650)
Net increase (decrease) in net assets resulting from operations		$ (505,289,789)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 39,993,861	$ 44,181,536
Net realized gain (loss)	(75,070,584)	48,471,842
Change in net unrealized appreciation (depreciation)	(470,213,066)	(539,063,132)
Net increase (decrease) in net assets resulting from operations	(505,289,789)	(446,409,754)
Distributions to shareholders From net investment income	(44,349,182)	(51,736,686)
From net realized gain	-	(22,615,438)
Total distributions	(44,349,182)	(74,352,124)
Share transactions - net increase (decrease)	(101,528,167)	(868,832,015)
Total increase (decrease) in net assets	(651,167,138)	(1,389,593,893)
Net Assets
Beginning of period	4,149,140,797	5,538,734,690
End of period (including undistributed net investment income of $39,763,829 and $44,119,720, respectively)	$ 3,497,973,659	$ 4,149,140,797

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	6,184,955	$ 838,885,942	8,463,215	$ 1,364,549,374
Reinvested	292,574	44,278,192	477,249	74,350,653
Redeemed	(7,504,344)	(1,008,036,633)	(14,280,085)	(2,308,173,895)
Net increase (decrease)	(1,026,815)	$ (124,872,499)	(5,339,621)	$ (869,273,868)
Service Class B Sold	25,891	$ 3,293,163	600	$ 100,000
Reinvested	6	967	-	-
Redeemed	(1,271)	(160,944)	-	-
Net increase (decrease)	24,626	$ 3,133,186	600	$ 100,000
Service Class 2 A Sold	260,463	$ 34,748,747	2,387	$ 375,234
Reinvested	464	70,023	9	1,470
Redeemed	(113,677)	(14,607,624)	(229)	(34,851)
Net increase (decrease)	147,250	$ 20,211,146	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 44,278,192		$ 51,735,663
Service Class B		967		-
Service Class 2 A		70,023		1,023
Total		$ 44,349,182		$ 51,736,686
From net realized gain Initial Class		$ -		$ 22,614,991
Service Class B		-		-
Service Class 2 A		-		447
Total		$ -		$ 22,615,438
		$ 44,349,182		$ 74,352,124

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Income from Investment Operations
Net investment income E	1.48	1.51	1.64	1.65	1.80
Net realized and unrealized gain (loss)	(19.34)	(16.99)	26.88	29.70	26.67
Total from investment operations	(17.86)	(15.48)	28.52	31.35	28.47
Less Distributions
From net investment income	(1.59)	(1.67)	(1.40)	(1.36)	(1.03)
From net realized gain	-	(.73)	(.95)	(3.15)	(2.09)
Total distributions	(1.59)	(2.40)	(2.35)	(4.51)	(3.12)
Net asset value, end of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Total Return C, D	(12.09)%	(9.30)%	20.52%	28.31%	32.83%
Ratios to Average Net Assets G
Expenses before expense reductions	.35%	.33%	.34%	.35%	.40%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income	1.09%	.94%	1.09%	1.33%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042
Portfolio turnover rate	9%	10%	8%	4%	9%

Financial Highlights - Service Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income E	1.24	.65
Net realized and unrealized gain (loss)	(19.23)	(17.88)
Total from investment operations	(17.99)	(17.23)
Less Distributions
From net investment income	(1.53)	-
Net asset value, end of period	$ 129.94	$ 149.46
Total Return B, C, D	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38% A
Expenses net of all reductions	.38%	.38% A
Net investment income	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,278	$ 90
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income E	1.09	1.04
Net realized and unrealized gain (loss)	(19.23)	(12.71)
Total from investment operations	(18.14)	(11.67)
Less Distributions
From net investment income	(1.61)	(1.67)
From net realized gain	-	(.73)
Total distributions	(1.61)	(2.40)
Net asset value, end of period	$ 129.43	$ 149.18
Total Return B, C, D	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53% A
Expenses net of all reductions	.53%	.53% A
Net investment income	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,338	$ 323
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Initial Class	-21.21%	2.73%	5.89%
MSCI EAFE	-21.27%	1.11%	4.57%
Variable Annuity International Funds Average	-21.48%	2.13%	6.80%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity international funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 144 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,720 - a 77.20% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,636 - a 56.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Vodafone Group PLC (United Kingdom)	5.0
Micron Technology, Inc. (United States of America)	3.9
AstraZeneca PLC (United Kingdom)	3.2
Samsung Electronics Co. Ltd. (Korea (South))	2.9
TotalFinaElf SA Class B (France)	2.6
17.6
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	23.6
Information Technology	20.6
Health Care	11.8
Telecommunication Services	9.3
Consumer Discretionary	6.5
Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets
Japan	23.1
United Kingdom	16.9
United States of America	6.6
France	6.5
Switzerland	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the -21.27% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund's return also was roughly on par with the LipperSM variable annuity international funds average, which fell 21.48%.

Q. What factors drove the fund's performance during the past year?

A. My decision to maintain more exposure to the information technology sector - at more than double the average weighting of the index - during the past year had the biggest impact on the fund's performance relative to the MSCI EAFE index. During the first six months of the period, overweighting poor-performing technology stocks detracted from the fund's performance relative to its index and peer group, despite owning stocks in the sector that held up better during the global economic downturn. In the second half of the period, the equity markets' decline during the two-week period after the September 11 terrorist attacks on the U.S. created some unique buying opportunities. I added several cyclically sensitive technology stocks to the fund after they had fallen to attractive valuations. This decision proved extremely helpful during the fourth quarter of 2001, as tech stocks rebounded strongly and our increased exposure to the sector helped erase some of the year's earlier performance shortfall. Overall during the past year, technology was the worst-performing group in the index, but good stock selection within the sector more than offset the relative losses incurred by the fund's large overweighting.

Q. What specific areas of technology did you find attractive?

A. I believed that we could see a recovery in two areas of technology - personal computers (PCs) and cellular handsets. PC stocks, while not cheap on an absolute valuation basis, were extremely cheap relative to other cyclical areas of the market. PC sales may grow 15% per year on average during the next few years, which is a faster growth rate than many other industries. Turning to handsets, new technology is driving replacement demand in an environment of aging units. The market's consensus for handset sales is 400-450 million units in 2002, much greater than sales expectations for 2001. As a result of this potential growth, I increased the fund's holdings in selective holdings, such as U.S.-based Micron Technology from six months ago. Micron was among the fund's top performers in the fourth quarter.

Q. What other strategies did you pursue during the period?

A. I narrowed down the fund's phone company holdings, focusing on those firms that are well-capitalized, such as the U.K.'s Vodafone Group. Vodafone seemed better prepared for the industry's task of building out next-generation, or 3G, infrastructure - a daunting prospect that may price a lot of competitors out of business. Elsewhere, I generally avoided European pharmaceutical stocks because they remained overvalued relative to their U.S. counterparts.

Q. With respect to your strategy in the pharmaceuticals industry, the fund appears to have taken a sizable new position in U.K.-based AstraZeneca, which stood as the third-largest position at period end . . .

A. That's correct. Near the end of the period, I increased the fund's exposure to AstraZeneca, which has a new cholesterol drug, Crestor, that is expected to be available in the U.S. in mid-2002. The drug is thought to be substantially more effective than similar products from U.S.-based companies. If Crestor takes on as much market share as the current leading product, this business could boost the value of AstraZeneca considerably.

Q. What were some of the fund's top-performing stocks? What stocks disappointed?

A. A cyclical recovery in the semiconductor industry benefited South Korea's Samsung Electronics, Micron Technology and Taiwan Semiconductor, the fund's top-three contributors. France-based pharmaceutical and beauty products firm Sanofi-Synthelabo performed well on strong sales and profitability in the U.S. On the down side, the fund's biggest detractor, Finland's Nokia, despite a strong fourth quarter, was punished for rapidly declining earnings during the past year. Similarly, telecom equipment makers Sweden-based Ericsson and Nortel Networks of Canada suffered from slowing sales and reduced profits, and I sold out of both stocks. The telecommunication services sector's broad-based weakness also hurt shares of Vodafone and Japan's Nippon Telegraph & Telephone. Elsewhere, a slowdown in demand for its entertainment products and consumer electronics hurt shares of Japan-based Sony.

Q. What's your outlook, Rick?

A. I'm optimistic. There were encouraging signs that the equity markets had stabilized in the final months of the period. For example, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2001, more than $1.7 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 87.6%
	Shares	Value (Note 1)
Australia - 1.1%
BRL Hardy Ltd.	567,654	$ 3,203,091
News Corp. Ltd. sponsored ADR	622,200	16,463,412
TOTAL AUSTRALIA		19,666,503
Canada - 3.5%
Alcan, Inc.	986,600	35,426,106
Canadian Natural Resources Ltd.	149,200	3,591,262
Suncor Energy, Inc.	297,700	9,801,131
Talisman Energy, Inc.	386,100	14,676,458
TOTAL CANADA		63,494,957
Finland - 1.3%
Nokia Corp.	926,200	22,719,686
France - 6.5%
Aventis SA (France)	66,760	4,739,960
AXA SA	618,904	12,953,272
BNP Paribas SA	308,040	27,606,814
Sanofi-Synthelabo SA	212,200	15,857,420
TotalFinaElf SA Class B	327,244	45,971,237
Vivendi Environnement	81,700	2,729,185
Vivendi Environnement warrants 3/8/06 (a)	81,700	33,514
Vivendi Universal SA	110,300	6,049,142
TOTAL FRANCE		115,940,544
Germany - 3.8%
Allianz AG (Reg.)	80,000	18,976,440
BASF AG	240,200	8,942,781
Deutsche Boerse AG	111,363	4,291,097
Deutsche Lufthansa AG (Reg.)	354,200	4,684,172
Infineon Technologies AG	490,200	10,032,268
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	34,300	9,327,513
SAP AG	33,200	4,331,372
Schering AG	150,100	7,977,560
TOTAL GERMANY		68,563,203
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	4,286,500	14,985,606
CNOOC Ltd.	3,316,000	3,125,293
Hutchison Whampoa Ltd.	2,363,600	22,807,066
Johnson Electric Holdings Ltd.	3,135,000	3,296,403
TOTAL HONG KONG		44,214,368
Ireland - 1.0%
Elan Corp. PLC sponsored ADR (a)	382,700	17,244,462
Italy - 1.1%
Telecom Italia Spa	1,539,424	13,178,701
Unicredito Italiano Spa	1,834,000	7,326,903
TOTAL ITALY		20,505,604

	Shares	Value (Note 1)
Japan - 23.1%
Advantest Corp.	153,400	$ 8,644,550
Canon, Inc.	499,000	17,494,939
Credit Saison Co. Ltd.	479,800	9,292,093
Daiwa Securities Group, Inc.	5,733,000	29,999,520
Fujitsu Ltd.	966,000	6,999,043
Furukawa Electric Co. Ltd.	831,000	4,392,618
Ito-Yokado Co. Ltd.	461,000	20,726,968
JAFCO Co. Ltd.	226,200	13,520,118
Japan Telecom Co. Ltd.	1,211	3,614,513
Konami Corp.	144,200	4,260,181
Kyocera Corp.	220,000	14,680,599
Matsushita Electric Industrial Co. Ltd.	470,000	5,922,000
Mitsubishi Electric Corp.	3,295,000	12,687,514
Mizuho Holdings, Inc.	1,963	3,980,565
Murata Manufacturing Co. Ltd.	267,500	15,968,329
NEC Corp.	703,000	7,138,383
Nikko Cordial Corp.	9,722,000	43,194,119
Nikon Corp.	936,000	7,172,659
Nippon Telegraph & Telephone Corp.	3,780	12,247,199
Nissan Motor Co. Ltd.	2,055,000	10,847,003
Nomura Holdings, Inc.	3,445,000	43,955,340
Nomura Research Institute Ltd.	6,000	700,843
Omron Corp.	445,000	5,914,407
ORIX Corp.	293,000	26,124,552
Ricoh Co. Ltd.	190,000	3,520,923
Rohm Co. Ltd.	130,300	16,833,013
Sony Corp.	321,600	14,504,159
Takeda Chemical Industries Ltd.	497,000	22,383,305
Tokyo Electron Ltd.	166,200	8,116,245
Toshiba Corp.	2,238,000	7,648,667
Toyota Motor Corp.	334,200	8,515,416
Yamada Denki Co. Ltd.	20,500	1,432,369
TOTAL JAPAN		412,432,152
Korea (South) - 3.1%
Kookmin Bank (a)	83,808	3,177,495
Samsung Electronics Co. Ltd.	242,900	51,594,310
TOTAL KOREA (SOUTH)		54,771,805
Mexico - 1.0%
Grupo Televisa SA de CV sponsored ADR (a)	227,900	9,840,722
Telefonos de Mexico SA de CV sponsored ADR	228,500	8,002,070
TOTAL MEXICO		17,842,792
Netherlands - 4.2%
Akzo Nobel NV	262,100	11,721,443
ASML Holding NV (a)	393,200	6,844,417
ING Groep NV (Certificaten Van Aandelen)	806,124	20,588,181
Koninklijke Ahold NV	319,300	9,305,165
Koninklijke Philips Electronics NV	133,100	3,961,936
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
STMicroelectronics NV (NY Shares)	96,600	$ 3,059,322
Unilever NV (Certificaten Van Aandelen)	221,500	13,006,865
VNU NV	190,900	5,874,812
TOTAL NETHERLANDS		74,362,141
Norway - 0.2%
Norsk Hydro AS	111,800	4,697,322
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	436,100	11,530,048
United Overseas Bank Ltd.	384,393	2,643,808
TOTAL SINGAPORE		14,173,856
Spain - 1.6%
Banco Popular Espanol SA (Reg.)	173,200	5,696,157
Banco Santander Central Hispano SA	1,336,568	11,215,633
Telefonica SA	854,200	11,448,845
TOTAL SPAIN		28,360,635
Switzerland - 6.4%
Credit Suisse Group (Reg.)	652,766	27,881,173
Nestle SA (Reg.)	105,095	22,444,275
Novartis AG (Reg.)	682,810	24,715,613
Swiss Reinsurance Co. (Reg.)	70,917	7,144,751
UBS AG (Reg.)	420,614	21,264,149
Zurich Financial Services AG	45,640	10,724,409
TOTAL SWITZERLAND		114,174,370
Taiwan - 3.3%
Siliconware Precision Industries Co. Ltd.	4,293,975	3,792,592
Taiwan Semiconductor Manufacturing Co. Ltd.	9,684,166	24,220,796
United Microelectronics Corp.	21,404,860	31,203,312
TOTAL TAIWAN		59,216,700
United Kingdom - 16.9%
AstraZeneca PLC	1,225,800	57,122,272
BAA PLC	310,300	2,487,141
BHP Billiton PLC	1,170,400	5,947,317
BT Group PLC (a)	1,318,800	4,846,593
Cable & Wireless PLC	1,527,100	7,348,527
Carlton Communications PLC	970,000	3,431,938
Diageo PLC	697,800	7,975,575
GlaxoSmithKline PLC	1,451,694	36,161,705
HSBC Holdings PLC (United Kingdom) (Reg.)	1,126,000	13,446,687
Kingfisher PLC	6,522	38,079
Lloyds TSB Group PLC	3,040,100	33,020,837
Logica PLC	484,400	4,513,833
mmO2 PLC (a)	1,318,800	1,660,949
Old Mutual PLC	2,009,700	2,560,358
Prudential PLC	771,800	8,944,977

	Shares	Value (Note 1)
Reed International PLC	509,400	$ 4,227,612
Rio Tinto PLC (Reg.)	684,200	13,109,929
Vodafone Group PLC	34,659,403	89,005,535
WPP Group PLC	557,700	6,171,285
TOTAL UNITED KINGDOM		302,021,149
United States of America - 6.2%
Alcoa, Inc.	439,400	15,620,670
Bristol-Myers Squibb Co.	454,200	23,164,200
Micron Technology, Inc. (a)	2,248,700	69,709,700
Phelps Dodge Corp.	71,800	2,326,320
TOTAL UNITED STATES OF AMERICA		110,820,890
TOTAL COMMON STOCKS (Cost $1,536,946,956)		1,565,223,139
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (Cost $2,953,647)	189,820	763,076
Government Obligations - 0.4%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 1.8% to 2.2% 1/3/02 to 2/14/02 (c) (Cost $6,943,587)	-	$ 6,950,000	6,944,782
Money Market Funds - 12.5%
	Shares
Fidelity Cash Central Fund, 1.94% (b) (Cost $222,598,414)	222,598,414	222,598,414
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,769,442,604)		1,795,529,411
NET OTHER ASSETS - (0.5)%		(9,287,983)
NET ASSETS - 100%		$ 1,786,241,428
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
655 Nikkei 225 Index Contracts	March 2002	$ 34,043,625	$ (636,112)
The face value of futures purchased as a percentage of net assets - 1.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,507,076.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,781,184,030 and $2,010,435,813, respectively, of which long-term U.S. government and government agency obligations aggregated $7,459,920 and $8,328,720, respectively.

The market value of futures contracts opened and closed during the period amounted to $679,489,294 and $652,943,094, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,071 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,820,840,966. Net unrealized depreciation aggregated $25,311,555, of which $331,278,422 related to appreciated investment securities and $356,589,977 related to depreciated investment securities.

The fund hereby designates approximately $282,219,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $367,608,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $1,769,442,604) - See accompanying schedule		$ 1,795,529,411
Cash		1,070
Foreign currency held at value (cost $43,136,223)		42,041,290
Receivable for investments sold		1,272,679
Receivable for fund shares sold		1,450,297
Dividends receivable		2,430,713
Interest receivable		379,394
Other receivables		14,992
Total assets		1,843,119,846
Liabilities
Payable for investments purchased	$ 11,012,717
Payable for fund shares redeemed	43,921,549
Accrued management fee	1,113,242
Distribution fees payable	30,719
Payable for daily variation on futures contracts	524,000
Other payables and accrued expenses	276,191
Total liabilities		56,878,418
Net Assets		$ 1,786,241,428
Net Assets consist of:
Paid in capital		$ 2,175,881,375
Undistributed net investment income		4,814,201
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(418,769,157)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,315,009
Net Assets		$ 1,786,241,428
Initial Class: Net Asset Value, offering price and redemption price per share ($1,496,873,024 ÷ 107,847,737 shares)		$13.88
Service Class: Net Asset Value, offering price and redemption price per share ($240,525,235 ÷ 17,386,384 shares)		$13.83
Service Class 2: Net Asset Value, offering price and redemption price per share ($48,843,169 ÷ 3,537,346 shares)		$13.81

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 28,725,197
Interest		12,281,818
Security lending		925,774
		41,932,789
Less foreign taxes withheld		(4,337,257)
Total income		37,595,532
Expenses
Management fee	$ 15,400,613
Transfer agent fees	1,406,117
Distribution fees	318,030
Accounting and security lending fees	1,039,639
Custodian fees and expenses	777,902
Registration fees	1,728
Audit	110,378
Legal	15,188
Miscellaneous	804,162
Total expenses before reductions	19,873,757
Expense reductions	(1,180,806)	18,692,951
Net investment income		18,902,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(364,597,976)
Foreign currency transactions	(1,726,403)
Futures contracts	(22,073,697)	(388,398,076)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(132,523,690)
Assets and liabilities in foreign currencies	(1,080,294)
Futures contracts	1,265,471	(132,338,513)
Net gain (loss)		(520,736,589)
Net increase (decrease) in net assets resulting from operations		$ (501,834,008)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 18,902,581	$ 24,067,131
Net realized gain (loss)	(388,398,076)	265,613,586
Change in net unrealized appreciation (depreciation)	(132,338,513)	(848,849,479)
Net increase (decrease) in net assets resulting from operations	(501,834,008)	(559,168,762)
Distributions to shareholders From net investment income	(120,551,919)	(34,503,154)
In excess of net investment income	-	(6,990,235)
From net realized gain	(190,776,039)	(261,723,629)
Total distributions	(311,327,958)	(303,217,018)
Share transactions - net increase (decrease)	62,288,250	518,278,056
Total increase (decrease) in net assets	(750,873,716)	(344,107,724)
Net Assets
Beginning of period	2,537,115,144	2,881,222,868
End of period (including undistributed net investment income of $4,814,201 and $11,909,270, respectively)	$ 1,786,241,428	$ 2,537,115,144
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	173,999,497	$ 2,794,972,744	180,026,822	$ 4,102,377,245
Reinvested	15,519,663	275,163,626	11,650,005	284,959,118
Redeemed	(195,055,949)	(3,120,566,680)	(178,033,342)	(4,052,515,974)
Net increase (decrease)	(5,536,789)	$ (50,430,310)	13,643,485	$ 334,820,389
Service Class Sold	142,723,429	$ 2,146,873,700	68,519,615	$ 1,560,576,350
Reinvested	1,933,710	34,207,331	747,241	18,247,616
Redeemed	(140,169,677)	(2,110,121,164)	(61,639,680)	(1,408,864,371)
Net increase (decrease)	4,487,462	$ 70,959,867	7,627,176	$ 169,959,595
Service Class 2 A Sold	11,546,592	$ 163,704,441	734,419	$ 15,878,729
Reinvested	110,941	1,957,001	421	10,284
Redeemed	(8,740,638)	(123,902,749)	(114,389)	(2,390,941)
Net increase (decrease)	2,916,895	$ 41,758,693	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 106,625,905		$ 32,471,354
Service Class		13,167,676		2,030,655
Service Class 2 A		758,338		1,145
Total		$ 120,551,919		$ 34,503,154
In excess of net investment income Initial Class		$ -		$ 6,578,599
Service Class		-		411,405
Service Class 2 A		-		231
Total		$ -		$ 6,990,235
From net realized gain Initial Class		$ 168,537,721		$ 245,909,165
Service Class		21,039,655		15,805,556
Service Class 2 A		1,198,663		8,908
Total		$ 190,776,039		$ 261,723,629
		$ 311,327,958		$ 303,217,018

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Income from Investment Operations
Net investment income E	.14	.19 F	.24	.23	.30
Net realized and unrealized gain (loss)	(3.86)	(4.93)	7.95	2.13	1.70
Total from investment operations	(3.72)	(4.74)	8.19	2.36	2.00
Less Distributions
From net investment income	(.93)	(.31)	(.31)	(.38)	(.33)
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	(1.31)
Total distributions	(2.40)	(2.70)	(.81)	(1.50)	(1.64)
Net asset value, end of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Total Return C, D	(21.21)%	(19.07)%	42.55%	12.81%	11.56%
Ratios to Average Net Assets H
Expenses before expense reductions	.92%	.89%	.91%	.91%	.92%
Expenses net of voluntary waivers, if any	.92%	.89%	.91%	.91%	.92%
Expenses net of all reductions	.87%	.87%	.87%	.89%	.90%
Net investment income	.91%	.84%	1.10%	1.19%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322
Portfolio turnover rate	98%	136%	78%	84%	67%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income E	.12	.17 F	.22	.15	.01
Net realized and unrealized gain (loss)	(3.84)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(3.72)	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.92)	(.30)	(.31)	(.38)	-
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	-
Total distributions	(2.39)	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C, D	(21.27)%	(19.18)%	42.44%	12.69%	(0.83)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of voluntary waivers, if any	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of all reductions	.97%	.97%	.98%	.97%	1.01% A
Net investment income	.81%	.74%	1.00%	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,525	$ 257,257	$ 144,371	$ 34,720	$ 931
Portfolio turnover rate	98%	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income E	.10	.12 F
Net realized and unrealized gain (loss)	(3.80)	(3.68)
Total from investment operations	(3.70)	(3.56)
Less Distributions
From net investment income	(.93)	(.30)
In excess of net investment income	-	(.06)
From net realized gain	(1.47)	(2.33)
Total distributions	(2.40)	(2.69)
Net asset value, end of period	$ 13.81	$ 19.91
Total Return B, C, D	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.13% A
Net investment income	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,843	$ 12,351
Portfolio turnover rate	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio (the funds) are funds of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

High Income Portfolio. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager, Contrafund, Equity-Income, Growth, and Index 500 Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Certain funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, redemptions in kind, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income, accumulated loss and undistributed gain on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains/(Capital loss carryforwards)
Asset Manager	$ 128,014,622	$ (168,072,621)
Contrafund	$ 61,983,544	$ (675,097,976)
Equity-Income	$ 173,360,104	$ 208,724,239
Growth	$ 24,037,799	$ (2,090,078,664)
High Income	$ 146,847,462	$ (1,229,518,471)
Index 500	$ 39,768,142	$ (55,550,115)
Overseas	$ 12,124,045	$ (367,607,824)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager
Initial Class	$ 164,107,693	$ 61,540,385
Service Class	1,212,605	461,945
Service Class 2	213,169	79,938
	$ 165,533,467	$ 62,082,268
Contrafund
Initial Class	$ 60,769,746	$ 214,481,457
Service Class	8,007,964	32,031,857
Service Class 2	621,876	2,332,034
	$ 69,399,586	$ 248,845,348
Equity-Income
Initial Class	$ 164,164,158	$ 461,223,111
Service Class	10,221,979	30,154,839
Service Class 2	782,580	2,252,289
	$ 175,168,717	$ 493,630,239
Growth
Initial Class	$ 10,599,775	$ 996,378,889
Service Class	-	123,326,141
Service Class 2	51,373	4,829,057
	$ 10,651,148	$ 1,124,534,087

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

High Income
Initial Class	$ 193,933,192	$ -
Service Class	30,634,983	-
Service Class 2	743,031	-
	$ 225,311,206	$ -
Index 500
Initial Class	$ 44,278,192	$ -
Service Class	967	-
Service Class 2	70,023	-
	$ 44,349,182	$ -
Overseas
Initial Class	$ 25,842,929	$ 249,319,457
Service Class	3,082,842	31,125,729
Service Class 2	183,803	1,773,198
	$ 29,109,574	$ 282,218,384

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager	$ (6,812,771)
Contrafund	$ (255,028)
Equity-Income	$ 137,981
High-Income	$ 14,422,258

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation/ depreciation	Net realized gain (loss)
High-Income	$ 29,333,916	$ (5,098,784)	$ (24,235,132)

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds', or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Index 500 Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR.

The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the fund's average net assets for High Income and Overseas Portfolios, .30% for Contrafund and Growth Portfolios, .25% for Asset Manager Portfolio, and .20% for Equity-Income Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .24% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager	.53%
Contrafund	.58%
Equity-Income	.48%
Growth	.58%
High Income	.58%
Index 500.24%
Overseas	.73%

Sub-Adviser Fee. FMR and Index 500 Portfolio have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI receives a sub-advisory fee from FMR for providing investment management services to the fund. For these services, FMR pays DAMI fees at an annual rate of 0.006% of the fund's average net assets. Prior to May 1, 2001, Bankers Trust Company (Bankers Trust) was serving as sub-adviser of the fund. Under a separate custodian agreement, Bankers Trust receives a fee for providing custodial services to the fund. Bankers Trust and DAMI are both wholly owned subsidiaries of Deutsche Bank AG. All personnel employed by DAMI in managing the fund were employed by Bankers Trust in substantially the same capacity.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 75% of net income from the securities lending program. Bankers Trust retains no more than 25% of net income under this agreement. For the period, Bankers Trust retained $389,661.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager	$ 30,870	$ 20,099	$ 50,969
Contrafund	$ 1,176,634	$ 340,044	$ 1,516,678
Equity-Income	$ 723,293	$ 301,931	$ 1,025,224
Growth	$ 1,680,520	$ 267,755	$ 1,948,275
High Income	$ 243,657	$ 26,277	$ 269,934
Index 500	$ 1,003	$ 27,954	$ 28,957
Overseas	$ 266,963	$ 51,067	$ 318,030

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager
Initial Class	$ 2,482,628
Service Class	21,776
Service Class 2	6,388
$ 2,510,792
Contrafund
Initial Class	$ 4,818,838
Service Class	787,537
Service Class 2	99,759
$ 5,706,134
Equity-Income
Initial Class	$ 6,308,392
Service Class	485,933
Service Class 2	89,847
$ 6,884,172
Growth
Initial Class	$ 8,328,070
Service Class	1,113,901
Service Class 2	75,879
$ 9,517,850
High Income
Initial Class	$ 883,600
Service Class	161,507
Service Class 2	8,958
$ 1,054,065
Index 500
Initial Class	$ 2,411,271
Service Class	1,781
Service Class 2	9,421
$ 2,422,473
Overseas
Initial Class	$ 1,209,571
Service Class	181,904
Service Class 2	14,642
$ 1,406,117

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager	$ 10,856,960
Contrafund	$ 28,625,046
Equity-Income	$ 3,810,265
Growth	$ 14,438,593
High Income	$ 337,135
Overseas	$ 10,822,302

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser, or in the case of Index 500 Portfolio, Deutsche Asset Management Inc. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Index 500
Initial Class	.28%	$ 2,391,094
Service Class	.38%	1,784
Service Class 2.53%		9,348
		$ 2,402,226

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Asset Manager	$ 299,760	$ 26,848
Contrafund	$ 3,663,420	$ 16,612
Equity-Income	$ 1,353,005	$ 2,140
Growth	$ 4,974,266	$ 1,674
High Income	$ 100,059	$ 7,187
Index 500	$ -	$ 27,796
Overseas	$ 1,177,009	$ 3,797

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest
	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager	21%	1	19%
Contrafund	17%	2	32%
Equity-Income	13%	1	26%
Growth	13%	1	26%
High Income	12%	2	58%
Index 500	29%	-	-
Overseas	12%	1	31%

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio, Contrafund and Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio (the Funds), funds of Variable Insurance Products II, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (funds of Variable Insurance Products Fund) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR.
Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston,
Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity
Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000)
of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001), VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), VIP High Income (2001), VIP Index 500 (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International
Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the
College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or
Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and
Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition,
Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of VIP Index 500 and VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and VIP Equity-Income. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of VIP High Income. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997

Vice President of VIP Contrafund and VIP Growth. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

William Danoff (41)
Year of Election or Appointment: 1995 Vice President of Contrafund and another fund advised by FMR.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. Habermann managed a variety of Fidelity funds.

Richard R. Mace, Jr. (40)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager, VIP High Income, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Stephen R. Petersen (45)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

John J. Todd (52)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Jennifer Uhrig (40)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another funds advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and
VIP Overseas. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1987, 1989, 1992, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Index 500 (1992), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Equity-Income	2/8/02	2/8/02	$.36	$.49

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager	10.38%
Index 500	7.45%
Overseas	7.71%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager	14%
Contrafund	56%
Equity-Income	100%
Growth	100%
High Income	3%
Index 500	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Overseas	2/2/01	$.249	$.024

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Deutsche Asset Management Inc.
Index 500 Portfolio

FMR Co., Inc.
Asset Manager, Contrafund, Equity-Income, Growth,
High Income, Index 500, and Overseas Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager Portfolio

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

JPMorgan Chase Bank, New York, NY Asset Manager,
Equity-Income, and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Bankers Trust, New York, NY Index 500 Portfolio

Mellon Bank, N.A., Pittsburgh, PA Growth Portfolio

VIPICGRP1-ANN-0202 154153
1.768592.100

Fidelity® Variable Insurance Products
Initial Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Balanced Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Growth & Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Opportunities Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
Investment Grade Bond Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Mid Cap Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Money Market Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Annual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Initial Class	-7.39%	6.56%	10.64%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.** To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,246 - a 102.46% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager: Growth Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund underperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, and the Fidelity Asset Manager: Growth Composite Index, which returned -5.94%.

Q. What influence did asset allocation have on fund results?

R.H. A bias toward equities hurt relative to the index and peer average, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 76% - compared to 70% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® for most of the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. Steve's quantitative models focused on companies expected to achieve superior earnings growth, which hurt in the third quarter when economic improvement failed to materialize and earnings eroded. His slight overweighting in the technology sector hurt. Small positions in weak-performing telecommunications equipment and Internet software companies, including Powerwave Technologies and BEA Systems, respectively - which he sold during the period - did most of the damage. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, as such stocks as NVIDIA, Computer Associates and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income
investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as they outperformed Treasuries. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: maximize total return over the long term
by allocating assets among stocks, bonds and
short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2001, more than $414 million

Managers: Richard Habermann and
Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 74.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 2.0%
Hilton Hotels Corp.	340,100	$ 3,713,892
Mandalay Resort Group (a)	17,100	365,940
Starwood Hotels & Resorts Worldwide, Inc. unit	139,500	4,164,075
		8,243,907
Household Durables - 1.9%
Black & Decker Corp.	16,200	611,226
Centex Corp.	38,500	2,197,965
Fleetwood Enterprises, Inc.	43,600	493,988
Furniture Brands International, Inc. (a)	30,200	967,004
KB Home	4,600	184,460
Mohawk Industries, Inc. (a)	39,300	2,156,784
Pulte Homes, Inc.	15,000	670,050
Whirlpool Corp.	10,900	799,297
		8,080,774
Media - 4.3%
AOL Time Warner, Inc. (a)	119,300	3,829,530
Clear Channel Communications, Inc. (a)	72,100	3,670,611
Comcast Corp. Class A (special) (a)	17,700	637,200
Gemstar-TV Guide International, Inc. (a)	45,100	1,249,270
Liberty Media Corp. Class A (a)	90,800	1,271,200
NTL, Inc. warrants 10/14/08 (a)	427	4
Omnicom Group, Inc.	55,100	4,923,185
Tribune Co.	15,500	580,165
Viacom, Inc. Class B (non-vtg.) (a)	41,700	1,841,055
		18,002,220
Multiline Retail - 2.2%
Costco Wholesale Corp. (a)	20,500	909,790
Kmart Corp. (a)	150,600	822,276
Kohls Corp. (a)	13,000	915,720
Target Corp.	43,000	1,765,150
Wal-Mart Stores, Inc.	78,900	4,540,695
		8,953,631
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A (a)	15,900	421,827
American Eagle Outfitters, Inc. (a)	50,800	1,329,436
AutoNation, Inc. (a)	609,600	7,516,368
Bed Bath & Beyond, Inc. (a)	17,700	600,030
Best Buy Co., Inc. (a)	25,700	1,914,136
Lowe's Companies, Inc.	36,100	1,675,401
Pacific Sunwear of California, Inc. (a)	37,300	761,666
Sonic Automotive, Inc. Class A (a)	155,000	3,633,200
		17,852,064
TOTAL CONSUMER DISCRETIONARY		61,132,596

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	28,600	$ 672,100
PepsiCo, Inc.	60,700	2,955,483
The Coca-Cola Co.	155,100	7,312,965
		10,940,548
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	161,300	816,178
Sysco Corp.	30,400	797,088
Whole Foods Market, Inc. (a)	3,300	143,748
		1,757,014
Personal Products - 2.6%
Avon Products, Inc.	185,100	8,607,150
Gillette Co.	69,600	2,324,640
		10,931,790
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,140,725
TOTAL CONSUMER STAPLES		26,770,077
ENERGY - 3.4%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	13,900	506,933
BJ Services Co. (a)	20,800	674,960
ENSCO International, Inc.	45,200	1,123,220
Halliburton Co.	21,100	276,410
National-Oilwell, Inc. (a)	47,000	968,670
Noble Drilling Corp. (a)	44,200	1,504,568
Weatherford International, Inc. (a)	44,300	1,650,618
		6,705,379
Oil & Gas - 1.8%
ChevronTexaco Corp.	53,100	4,758,291
Conoco, Inc.	70,800	2,003,640
Valero Energy Corp.	15,900	606,108
		7,368,039
TOTAL ENERGY		14,073,418
FINANCIALS - 5.1%
Banks - 1.3%
Bank of America Corp.	22,300	1,403,785
Bank One Corp.	35,800	1,397,990
FleetBoston Financial Corp.	52,700	1,923,550
Pacific Century Financial Corp.	25,200	652,428
		5,377,753
Diversified Financials - 3.2%
Fannie Mae	60,100	4,777,950
Freddie Mac	127,600	8,345,040
		13,122,990
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	27,400	$ 672,944
MetLife, Inc.	60,900	1,929,312
		2,602,256
TOTAL FINANCIALS		21,102,999
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 2.1%
Cygnus, Inc. (a)	5,700	29,925
Guidant Corp. (a)	171,000	8,515,800
		8,545,725
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	21,900	1,391,745
Cardinal Health, Inc.	290,250	18,767,564
HealthSouth Corp. (a)	39,500	585,390
McKesson Corp.	28,200	1,054,680
Patterson Dental Co. (a)	2,100	85,953
Priority Healthcare Corp. Class B (a)	20,400	717,876
		22,603,208
Pharmaceuticals - 9.5%
American Home Products Corp.	129,300	7,933,848
Barr Laboratories, Inc. (a)	24,800	1,968,128
Bristol-Myers Squibb Co.	110,100	5,615,100
Forest Laboratories, Inc. (a)	32,900	2,696,155
Mylan Laboratories, Inc.	49,400	1,852,500
Perrigo Co. (a)	44,500	525,990
Pfizer, Inc.	349,100	13,911,635
Pharmacia Corp.	109,700	4,678,705
SICOR, Inc. (a)	21,400	335,552
		39,517,613
TOTAL HEALTH CARE		70,666,546
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	170,400	7,952,568
Northrop Grumman Corp.	16,600	1,673,446
		9,626,014
Airlines - 0.2%
Northwest Airlines Corp. (a)	43,000	675,100
Building Products - 0.7%
American Standard Companies, Inc. (a)	23,400	1,596,582
Dal-Tile International, Inc. (a)	30,700	713,775
Masco Corp.	29,200	715,400
		3,025,757
Commercial Services & Supplies - 2.6%
Aramark Corp. Class B	32,700	879,630
Cendant Corp. (a)	70,300	1,378,583
Concord EFS, Inc. (a)	29,700	973,566

	Shares	Value (Note 1)
First Data Corp.	15,900	$ 1,247,355
Manpower, Inc.	101,200	3,411,452
Viad Corp.	112,500	2,664,000
		10,554,586
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,100	9,488,790
Machinery - 1.2%
Albany International Corp. Class A	26,300	570,710
Danaher Corp.	10,600	639,286
Illinois Tool Works, Inc.	18,600	1,259,592
Ingersoll-Rand Co.	40,900	1,710,029
Quixote Corp.	14,900	283,100
SPX Corp. (a)	4,700	643,430
		5,106,147
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	17,600	508,904
TOTAL INDUSTRIALS		38,985,298
INFORMATION TECHNOLOGY - 13.9%
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. (a)	7,100	212,290
Mettler-Toledo International, Inc. (a)	16,600	860,710
		1,073,000
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	11,800	577,964
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. (a)	16,800	745,752
Atmel Corp. (a)	93,300	687,621
DuPont Photomasks, Inc. (a)	9,100	395,395
Fairchild Semiconductor International, Inc. Class A (a)	29,000	817,800
Integrated Silicon Solution (a)	25,600	313,344
Intel Corp.	196,400	6,176,780
International Rectifier Corp. (a)	13,000	453,440
LAM Research Corp. (a)	65,900	1,530,198
Lattice Semiconductor Corp. (a)	27,800	571,846
LSI Logic Corp. (a)	42,700	673,806
Micron Technology, Inc. (a)	43,000	1,333,000
NVIDIA Corp. (a)	68,400	4,575,960
Semtech Corp. (a)	25,700	917,233
		19,192,175
Software - 8.9%
Computer Associates International, Inc.	423,600	14,609,964
Compuware Corp. (a)	158,800	1,872,252
Microsoft Corp. (a)	283,400	18,775,246
Take-Two Interactive Software, Inc. (a)	85,100	1,376,067
		36,633,529
TOTAL INFORMATION TECHNOLOGY		57,476,668
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 0.6%
IMC Global, Inc.	59,000	$ 767,000
Lyondell Chemical Co.	34,900	500,117
Millennium Chemicals, Inc.	13,000	163,800
PolyOne Corp.	50,900	498,820
Solutia, Inc.	52,400	734,648
		2,664,385
Construction Materials - 0.1%
Lafarge North America, Inc.	14,261	535,786
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	90,500	1,211,795
Phelps Dodge Corp.	138,200	4,477,680
Ryerson Tull, Inc.	107,000	1,177,000
		6,866,475
Paper & Forest Products - 0.7%
Boise Cascade Corp.	27,300	928,473
Bowater, Inc.	4,100	195,570
Georgia-Pacific Group	69,200	1,910,612
		3,034,655
TOTAL MATERIALS		13,101,301
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T Corp.	178,200	3,232,548
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	0
Ono Finance PLC rights 5/31/09 (a)(f)	310	620
		3,233,168
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	21,800
TOTAL TELECOMMUNICATION SERVICES		3,254,968
UTILITIES - 0.3%
Electric Utilities - 0.1%
FirstEnergy Corp.	16,000	559,680
Water Utilities - 0.2%
American Water Works, Inc.	15,100	630,425
TOTAL UTILITIES		1,190,105
TOTAL COMMON STOCKS (Cost $283,122,806)		307,753,976
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	12,388	$ 1,322,419
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	77	55,440
		1,377,859
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	152,280
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	405	411,822
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	472	339,840
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	827,450
Wireless Telecommunication Services - 0.5%
Dobson Communications Corp.:
$122.50 pay-in-kind	157	155,430
$130.00 pay-in-kind	156	154,440
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,358	1,611,840
		1,921,710
TOTAL TELECOMMUNICATION SERVICES		2,749,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,069,247)		5,030,961
Corporate Bonds - 17.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	659,525
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	200,000	224,500
TOTAL CONSUMER DISCRETIONARY			884,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	$ 20,000	$ 21,788
Tenet Healthcare Corp. 6% 12/1/05	Ba1	1,040,000	1,027,655
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	509,375
7% 5/15/09	B2	580,000	590,875
			2,149,693
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	790,000	335,592
Sanmina-SCI Corp. 0% 9/12/20	Ba3	1,390,000	515,968
			851,560
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	165,000	92,598
TOTAL INFORMATION TECHNOLOGY			944,158
TOTAL CONVERTIBLE BONDS			3,977,876
Nonconvertible Bonds - 16.9%
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	100,000	87,000
Lear Corp. 7.96% 5/15/05	Ba1	380,000	385,700
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,597
			526,297
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	448,000	448,000
Domino's, Inc. 10.375% 1/15/09	B3	300,000	318,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	620,000	644,800
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	290,000	297,250
HMH Properties, Inc. 7.875% 8/1/08	Ba3	285,000	262,200
Horseshoe Gaming LLC 8.625% 5/15/09	B2	950,000	992,750
International Game Technology 8.375% 5/15/09	Ba1	220,000	231,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp. 7.375% 11/15/15	Ba1	$ 245,000	$ 209,475
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	190,000	182,400
Mandalay Resort Group 9.5% 8/1/08	Ba2	95,000	99,513
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	115,000	117,300
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,285,000	1,092,250
9.25% 4/1/06	B3	150,000	151,875
9.75% 6/15/07	B3	135,000	136,350
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	20,000	16,200
Station Casinos, Inc. 8.375% 2/15/08	Ba3	970,000	989,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	100,000	95,000
yankee:
8.625% 12/15/07	Ba3	295,000	277,300
9% 3/15/07	Ba3	120,000	115,200
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	180,000	185,400
8.875% 4/15/11	Ba1	290,000	303,775
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	80,000	81,200
			7,351,638
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	400,000	412,500
8.875% 4/1/08	Ba2	55,000	56,856
D.R. Horton, Inc. 8% 2/1/09	Ba1	300,000	294,000
KB Home 8.625% 12/15/08	Ba3	360,000	360,000
Lennar Corp. 7.625% 3/1/09	Ba1	150,000	150,000
Pulte Homes, Inc. 7.875% 8/1/11 (f)	Baa3	310,000	306,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3	220,000	226,600
Sealy Mattress Co.:
9.875% 12/15/07	B2	460,000	456,550
9.875% 12/15/07 (f)	B2	180,000	178,650
			2,441,281
Media - 3.6%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	70,000	70,700
10.25% 6/15/11	B2	580,000	574,200
10.875% 10/1/10	B2	625,000	635,938
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 265,000	$ 255,725
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	275,311
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	113,609
CanWest Media, Inc. 10.625% 5/15/11	B2	260,000	275,600
Callahan Nordrhein- Westfalen 0% 7/15/10 (e)	B3	170,000	39,100
Century Communications Corp. 0% 1/15/08	B2	30,000	15,000
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	42,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	77,550
0% 4/1/11 (e)	B2	840,000	604,800
0% 5/15/11 (e)	B2	470,000	286,700
10% 4/1/09	B2	845,000	866,125
10% 5/15/11	B2	340,000	346,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	247,000
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	520,000	512,200
9.875% 4/1/23	B1	70,000	72,625
10.5% 5/15/16	Ba2	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	555,000	127,650
11.75% 12/15/05	Caa3	345,000	79,350
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	380,000	380,950
9.375% 2/1/09	B1	875,000	901,250
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	990,000	985,050
9.25% 11/1/07	Baa1	195,000	212,550
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	60,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	375,000	391,875
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	100,000	104,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	$ 340,000	$ 346,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	113,732
Lamar Media Corp.:
8.625% 9/15/07	B1	30,000	31,350
9.25% 8/15/07	B1	435,000	450,225
9.625% 12/1/06	Ba3	135,000	141,413
News America Holdings, Inc. 7.7% 10/30/25	Baa3	110,000	107,349
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	350,000	360,500
Quebecor Media, Inc. 11.125% 7/15/11	B2	10,000	10,600
Radio One, Inc. 8.875% 7/1/11	B3	1,185,000	1,232,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,675,000	1,574,500
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	125,000	139,723
Yell Finance BV:
0% 8/1/11 (e)	B2	1,050,000	619,500
10.75% 8/1/11	B2	600,000	642,000
			14,868,925
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	100,000	102,344
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	66,750
6.125% 11/15/03	Ba2	25,000	24,250
6.9% 8/15/26	Ba2	252,000	246,960
7.375% 6/15/04	Ba2	115,000	111,550
7.375% 8/15/08	Ba2	25,000	24,125
7.4% 4/1/37	Ba2	295,000	287,625
7.6% 4/1/07	Ba2	25,000	24,500
7.95% 4/1/17	Ba2	40,000	35,400
Kmart Corp. 9.375% 2/1/06	Ba2	90,000	74,025
			997,529
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	95,000	96,967
The William Carter Co. 10.875% 8/15/11 (f)	B3	350,000	369,250
			466,217
TOTAL CONSUMER DISCRETIONARY			26,651,887
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (f)	B2	$ 190,000	$ 186,200
Cott Corp. yankee 8.5% 5/1/07	-	80,000	82,000
			268,200
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	140,000	133,700
9.125% 12/15/11	B2	200,000	201,000
Kroger Co. 6.8% 4/1/11	Baa3	130,000	132,516
Rite Aid Corp.:
6% 10/1/03 (f)(g)	Caa2	60,000	56,550
6.125% 12/15/08 (f)	Caa2	235,000	168,025
6.875% 8/15/13	Caa2	165,000	120,450
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08	Caa2	550,000	522,500
			1,714,241
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	122,039
Dean Foods Co.:
6.625% 5/15/09	Baa2	50,000	45,000
8.15% 8/1/07	Baa2	80,000	78,400
Del Monte Corp. 9.25% 5/15/11	B3	290,000	301,600
Kellogg Co. 6.6% 4/1/11	Baa2	50,000	51,311
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	70,000	71,050
			669,400
Personal Products - 0.2%
Playtex Products, Inc. 9.375% 6/1/11	B2	185,000	195,175
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	240,000	159,600
9% 11/1/06	Caa3	260,000	174,200
12% 12/1/05 (f)	Caa1	270,000	267,300
			796,275

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 73,628
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	103,014
			176,642
TOTAL CONSUMER STAPLES			3,624,758
ENERGY - 0.8%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	60,000	49,500
Oil & Gas - 0.8%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	40,000	39,284
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	610,000	588,650
8.375% 11/1/08 (f)	B1	230,000	226,550
8.5% 3/15/12	B1	425,000	417,563
Forest Oil Corp. 8% 12/15/11 (f)	Ba3	220,000	220,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	60,000	55,200
10% 11/1/08 (f)	Ba3	290,000	304,500
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,425
Phillips Petroleum Co. 8.75% 5/25/10	A3	60,000	69,840
Plains Resources, Inc.:
10.25% 3/15/06 Series B	B2	732,000	746,640
10.25% 3/15/06 Series D	B2	70,000	71,400
The Coastal Corp. 9.625% 5/15/12	Baa2	55,000	63,403
Westport Resources Corp. 8.25% 11/1/11 (f)	Ba3	310,000	314,650
			3,165,105
TOTAL ENERGY			3,214,605
FINANCIALS - 1.7%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,880
BankBoston Corp. 6.625% 2/1/04	A2	60,000	63,066
Den Danske Bank AS 6.375% 6/15/08 (f)(g)	Aa3	170,000	173,451
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	98,743
Long Island Savings Bank FSB 7% 6/13/02	Baa2	140,000	142,587
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	Aa3	$ 50,000	$ 50,628
7.816% 11/29/49	A1	100,000	106,350
			656,705
Diversified Financials - 1.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	124,833
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	280,000	271,600
American Gen. Finance Corp. 5.875% 7/14/06	A1	100,000	103,370
Amvescap PLC 5.9% 1/15/07 (f)	A2	25,000	24,959
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	73,212
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	20,000	20,750
8.875% 2/15/08 (f)	Ba3	180,000	186,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	89,519
Citigroup, Inc. 7.25% 10/1/10	Aa2	100,000	107,263
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	436,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	80,000	79,799
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	80,750
Devon Financing Corp. ULC 6.875% 9/30/11 (f)	Baa2	50,000	48,731
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	151,200
Ford Motor Credit Co.:
6.5% 1/25/07	A2	50,000	48,865
7.375% 10/28/09	A2	50,000	49,364
7.5% 3/15/05	A2	140,000	143,224
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	40,000	40,513
6.875% 9/15/11	A2	190,000	185,830
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	530,000	445,200
Household Finance Corp.:
6.5% 1/24/06	A2	40,000	41,124
8% 5/9/05	A2	35,000	37,657

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	$ 100,000	$ 109,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	65,000	66,629
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (f)	B1	180,000	180,900
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	82,936
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	129,276
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	756,800
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	85,850
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	55,000	56,200
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	40,000	40,663
Sprint Capital Corp. 6.875% 11/15/28	Baa1	65,000	59,455
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	120,000	117,670
			4,476,592
Insurance - 0.0%
MetLife, Inc. 6.125% 12/1/11	A1	35,000	34,665
The Chubb Corp. 6.8% 11/15/31	Aa3	100,000	97,850
			132,515
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	102,664
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	103,069
7.75% 11/15/07	Baa1	100,000	107,718
ERP Operating LP 7.1% 6/23/04	A3	100,000	104,917
LNR Property Corp. 10.5% 1/15/09	Ba3	375,000	382,500
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	354,600
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	420,000	424,200
WCI Communities, Inc. 10.625% 2/15/11	B1	345,000	355,350
			2,036,383
TOTAL FINANCIALS			7,302,195
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	$ 200,000	$ 118,000
9.75% 12/1/06	Caa1	300,000	282,750
11.625% 12/1/06 (f)	B2	140,000	151,200
Boston Scientific Corp. 6.625% 3/15/05	Baa2	110,000	111,650
			663,600
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	-	60,000	60,450
12.25% 1/2/09	-	50,000	54,000
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	70,000	72,450
DaVita, Inc. 9.25% 4/15/11	B2	240,000	254,400
Fountain View, Inc. 11.25% 4/15/08 (d)	-	460,000	234,600
HealthSouth Corp.:
8.375% 10/1/11 (f)	Ba1	260,000	265,525
8.5% 2/1/08	Ba1	110,000	113,300
10.75% 10/1/08	Ba2	120,000	130,950
Service Corp. International (SCI):
6.3% 3/15/03	B1	140,000	134,400
7.2% 6/1/06	B1	120,000	110,400
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	320,000	350,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	385,000	400,400
Unilab Corp. 12.75% 10/1/09	B3	97,000	112,520
			2,293,795
TOTAL HEALTH CARE			2,957,395
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	595,000	615,825
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	30,000	25,886
7.73% 9/15/12	Ba2	10,161	7,535
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	30,000	29,447
7.92% 5/18/12	A3	80,000	75,198
			138,066

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.6%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 745,000	$ 722,650
7.875% 1/1/09	Ba3	40,000	38,600
8.5% 12/1/08 (f)	Ba3	280,000	280,000
8.875% 4/1/08	Ba3	40,000	40,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	197,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	345,000	353,625
8.625% 4/1/13	B2	215,000	223,063
8.75% 9/30/09	B2	60,000	61,800
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	87,125
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,888
World Color Press, Inc. 7.75% 2/15/09	Baa2	90,000	90,000
			2,412,951
Machinery - 0.0%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	120,872
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	80,000	82,000
8.875% 7/15/11	Ba2	695,000	712,375
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	70,000	57,750
10.25% 11/15/06	Ba3	90,000	67,950
			920,075
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	149,543
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	60,096
6.46% 6/22/05	Baa2	100,000	103,639
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	20,000	21,800
TFM SA de CV yankee 0% 6/15/09 (e)	B1	885,000	792,075
			1,127,153
TOTAL INDUSTRIALS			5,334,942
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 170,000	$ 155,975
10.75% 8/1/11	B3	100,000	98,000
Motorola, Inc. 8% 11/1/11 (f)	A3	50,000	50,544
SBA Communications Corp. 10.25% 2/1/09	B3	290,000	249,400
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	1,320,000	290,400
12.5% 11/15/10	B3	130,000	66,300
			910,619
Computers & Peripherals - 0.0%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	60,000	61,508
7.65% 8/1/05	Baa2	40,000	40,389
			101,897
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	260,000	274,300
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	120,000	125,400
10.5% 2/1/09	B2	80,000	84,400
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	915,000
			1,124,800
TOTAL INFORMATION TECHNOLOGY			2,411,616
MATERIALS - 1.0%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	100,000	104,500
Huntsman Corp. 9.5% 7/1/07 (d)(f)	Ca	375,000	67,500
OM Group, Inc. 9.25% 12/15/11 (f)	B3	100,000	101,000
			273,000
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	290,000	307,400
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	190,000	178,600
7.35% 5/15/08	B3	80,000	71,600
7.5% 5/15/10	B3	70,000	61,600
7.8% 5/15/18	B3	30,000	24,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.85% 5/15/04	B3	$ 320,000	$ 310,400
8.1% 5/15/07	B3	150,000	135,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	375,000	406,875
Riverwood International Corp. 10.625% 8/1/07	B3	275,000	286,000
			1,782,225
Metals & Mining - 0.4%
Century Aluminum Co. 11.75% 4/15/08	Ba3	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	450,000	399,375
7.5% 11/15/06	B3	80,000	58,000
Luscar Coal Ltd. 9.75% 10/15/11 (f)	Ba3	110,000	113,850
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	310,000	332,475
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	805,000	776,825
			1,711,575
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	40,000	41,800
Potlatch Corp. 6.25% 3/15/02	Baa3	80,000	79,200
Stone Container Corp. 9.75% 2/1/11	B2	180,000	192,600
			313,600
TOTAL MATERIALS			4,080,400
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T Corp.:
6.5% 3/15/29	A3	100,000	87,353
8% 11/15/31 (f)	A3	30,000	30,968
British Telecommunications PLC 8.875% 12/15/30	Baa1	80,000	91,803
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	A2	100,000	109,194
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	74,330
9% 8/15/31 (f)	Baa2	25,000	27,281
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	100,000	102,153
8% 10/1/10	Baa3	60,000	60,584
NTL Communications Corp.:
0% 10/1/08 (e)	B3	605,000	133,100
11.5% 10/1/08	B3	390,000	120,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	100,000	101,182
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 90,000	$ 98,179
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,210
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	110,660
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	575,000	488,750
Triton PCS, Inc. 8.75% 11/15/11 (f)	B2	350,000	350,000
			1,990,647
Wireless Telecommunication Services - 1.7%
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	239,200
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,890,000	1,965,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	605,000	399,300
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,945,800
0% 2/15/08 (e)	B1	160,000	108,800
Orange PLC yankee 9% 6/1/09	Baa1	365,000	390,550
PanAmSat Corp. 6% 1/15/03	Baa3	40,000	38,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	455,000	398,125
10.625% 7/15/10	B3	135,000	155,925
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,061,000	904,503
10.375% 11/15/09	Baa1	701,000	792,130
			7,338,533
TOTAL TELECOMMUNICATION SERVICES			9,329,180
UTILITIES - 1.2%
Electric Utilities - 1.0%
AES Corp.:
7.375% 6/15/03	Ba1	170,000	161,500
8.75% 6/15/08	Ba1	50,000	44,000
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	915,000	805,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	125,956
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	150,400
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Edison Mission Energy:
9.875% 4/15/11	Baa3	$ 250,000	$ 252,500
10% 8/15/08	Baa3	270,000	272,700
FirstEnergy Corp. 6.45% 11/15/11	Baa2	40,000	38,826
Illinois Power Co. 7.5% 6/15/09	Baa2	60,000	57,238
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	154,669
7.875% 12/15/26 (f)	A3	80,000	73,884
Mission Energy Co. 8.125% 6/15/02 (f)	Baa3	380,000	376,200
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	242,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	105,000	100,800
7.05% 3/1/24	B3	55,000	51,975
7.875% 3/1/02	B3	125,000	122,500
PSI Energy, Inc. 6.65% 6/15/06	A3	65,000	64,676
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,826
			4,256,100
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	25,000	25,355
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,153
Sempra Energy 7.95% 3/1/10	A2	40,000	40,977
			118,485
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	525,000	546,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	10,000	9,840
7.5% 1/15/31	Baa2	70,000	67,784
			623,624
TOTAL UTILITIES			4,998,209
TOTAL NONCONVERTIBLE BONDS			69,905,187
TOTAL CORPORATE BONDS (Cost $75,149,848)			73,883,063
U.S. Government and Government Agency Obligations - 1.2%

U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	86,554
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 2/15/06	Aaa	$ 85,000	$ 87,576
5.5% 5/2/06	Aa2	125,000	127,421
6.25% 2/1/11	Aa2	65,000	66,026
7.25% 5/15/30	Aaa	105,000	117,479
Freddie Mac:
5.875% 3/21/11	Aa2	205,000	202,597
6% 6/15/11	Aaa	150,000	152,295
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			839,948
U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02	-	350,000	349,984
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	150,000	161,930
8.125% 8/15/19	Aaa	80,000	101,013
8.875% 8/15/17	Aaa	50,000	66,422
8.875% 2/15/19	Aaa	259,000	347,464
U.S. Treasury Notes:
2.75% 10/31/03	Aaa	1,275,000	1,272,208
3.5% 11/15/06	Aaa	180,000	173,475
5% 2/15/11	Aaa	290,000	288,913
5% 8/15/11	Aaa	305,000	304,045
6.125% 8/15/07	Aaa	30,000	32,250
6.5% 10/15/06	Aaa	470,000	511,125
7% 7/15/06	Aaa	520,000	574,922
7.25% 8/15/04	Aaa	20,000	21,831
TOTAL U.S. TREASURY OBLIGATIONS			4,205,582
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,029,933)			5,045,530
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.6%
6% 4/1/13 to 1/1/29	Aaa	869,598	876,344
6.5% 2/1/26 to 10/1/31	Aaa	3,766,570	3,771,030
7.5% 5/1/24 to 12/1/30	Aaa	1,902,028	1,964,459
TOTAL FANNIE MAE			6,611,833
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	87,189	90,430

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	$ 463,225	$ 465,541
7% 7/15/28 to 7/15/31	Aaa	1,074,558	1,097,576
7.5% 1/15/26 to 8/15/28	Aaa	469,975	486,965
8.5% 11/15/30	Aaa	64,250	68,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,118,207
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,711,414)			8,820,470
Asset-Backed Securities - 0.2%

Airplanes pass thru trust 10.875% 3/15/19	B2	83,955	10,914
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	150,984
CIT Marine Trust 5.8% 4/15/10	Aaa	86,401	88,183
CPS Auto Receivables Trust 6% 8/15/03	Aaa	20,483	20,489
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	185,484
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	133,470
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	36,073
7.03% 11/15/03	Aaa	24,000	24,338
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (f)(g)	Baa2	5,495	5,483
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,953
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	26,906	27,478
TOTAL ASSET-BACKED SECURITIES (Cost $796,301)			735,849
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (f)(g)	Ba3	102,001	48,762
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 99,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	98,875
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	120,521	126,772
TOTAL U.S. GOVERNMENT AGENCY			325,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $359,461)			373,909
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	194,022	204,358
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (g)(h)	Aaa	1,465,909	92,650
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	105,492
Class B, 7.48% 2/1/08	A	80,000	83,934
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	70,000	67,361
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	133,613
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (f)(g)	-	320,000	248,800
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (f)(h)	Aaa	997,259	35,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (f)(g)	-	$ 250,000	$ 25,000
Series 1997-B Class E, 0% 9/15/19 (f)(g)	-	40,245	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (f)	BBB-	68,664	64,887
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	250,000	242,109
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (f)(g)	Baa3	180,000	169,425
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (f)(g)(h)	Aaa	1,330,000	53,824
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	376,563
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	98,992	100,307
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (f)(g)	-	125,000	120,361
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	82,322
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	138,250
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,866,545)			2,440,837
Foreign Government and Government Agency Obligations (i) - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chilean Republic 7.125% 1/11/12	Baa1	$ 40,000	$ 40,940
Quebec Province 7.5% 9/15/29	A1	90,000	98,604
United Mexican States 9.875% 2/1/10	Baa3	80,000	89,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $222,540)			228,744
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $6,049,411)	6,049,411	6,049,411
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $389,377,506)		410,362,750
NET OTHER ASSETS - 0.9%		3,665,511
NET ASSETS - 100%		$ 414,028,261
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,586,557 or 2.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.3%	AAA, AA, A	4.3%
Baa	2.9%	BBB	2.8%
Ba	4.4%	BB	3.8%
B	9.0%	B	9.5%
Caa	1.0%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $463,750,862 and $483,721,132, respectively, of which long-term U.S. government and government agency obligations aggregated $26,874,123 and $35,888,561, respectively.

The market value of futures contracts opened and closed during the period amounted to $56,342,616 and $71,288,257, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,226 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $915,000 or 0.2% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,550,000. The weighted average interest rate was 2.2%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $393,366,800. Net unrealized appreciation aggregated $16,995,950, of which $37,407,570 related to appreciated investment securities and $20,411,620 related to depreciated investment securities.

The fund hereby designates approximately $16,008,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $54,724,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $389,377,506) - See accompanying schedule		$ 410,362,750
Cash		91,267
Receivable for investments sold		8,866,074
Receivable for fund shares sold		49,841
Dividends receivable		233,158
Interest receivable		1,529,385
Total assets		421,132,475
Liabilities
Payable for investments purchased	$ 6,367,167
Payable for fund shares redeemed	486,262
Accrued management fee	198,147
Distribution fees payable	1,858
Other payables and accrued expenses	50,780
Total liabilities		7,104,214
Net Assets		$ 414,028,261
Net Assets consist of:
Paid in capital		$ 440,338,834
Undistributed net investment income		12,720,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,016,956)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,985,441
Net Assets		$ 414,028,261
Initial Class: Net Asset Value, offering price and redemption price per share ($399,273,107 ÷ 31,801,411 shares)		$12.56
Service Class: Net Asset Value, offering price and redemption price per share ($9,542,346 ÷ 764,950 shares)		$12.47
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,212,808 ÷ 419,509 shares)		$12.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 3,856,533
Interest		10,319,128
Security lending		15,550
Total income		14,191,211
Expenses
Management fee	$ 2,515,093
Transfer agent fees	293,058
Distribution fees	22,063
Accounting and security lending fees	166,260
Non-interested trustees' compensation	1,519
Custodian fees and expenses	29,236
Audit	28,436
Legal	2,756
Interest	2,063
Miscellaneous	125,122
Total expenses before reductions	3,185,606
Expense reductions	(44,094)	3,141,512
Net investment income		11,049,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,459,132)
Foreign currency transactions	219
Futures contracts	(4,580,262)	(61,039,175)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,246,218
Assets and liabilities in foreign currencies	(46)
Futures contracts	836,103	12,082,275
Net gain (loss)		(48,956,900)
Net increase (decrease) in net assets resulting from operations		$ (37,907,201)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 11,049,699	$ 14,340,647
Net realized gain (loss)	(61,039,175)	16,729,357
Change in net unrealized appreciation (depreciation)	12,082,275	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(37,907,201)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	(16,320,571)	37,231,520
Total increase (decrease) in net assets	(83,676,685)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $12,720,942 and $15,347,357, respectively)	$ 414,028,261	$ 497,704,946

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,648,332	$ 33,703,712	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,157	3,619,549	58,129,957
Redeemed	(6,380,641)	(80,043,164)	(5,674,304)	(91,790,709)
Net increase (decrease)	(1,660,568)	$ (17,832,295)	1,868,348	$ 29,399,721
Service Class Sold	86,383	$ 1,109,889	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(244,489)	(3,021,914)	(108,353)	(1,714,212)
Net increase (decrease)	(104,573)	$ (1,179,699)	277,240	$ 4,458,198
Service Class 2 A Sold	262,678	$ 3,373,478	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(74,696)	(891,486)	(14,590)	(228,060)
Net increase (decrease)	203,325	$ 2,691,423	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,493		$ 46,628,308
Service Class		409,753		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Income from Investment Operations
Net investment income E	.32	.42	.40	.41	.36
Net realized and unrealized gain (loss)	(1.31)	(2.52)	2.04	2.19	2.92
Total from investment operations	(.99)	(2.10)	2.44	2.60	3.28
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)
Net asset value, end of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Total Return C, D	(7.39)%	(12.47)%	15.26%	17.57%	25.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.73%	.69%	.71%	.73%	.77%
Expenses net of voluntary waivers, if any	.73%	.69%	.71%	.73%	.77%
Expenses net of all reductions	.72%	.68%	.70%	.72%	.76%
Net investment income	2.55%	2.61%	2.38%	2.60%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,273	$ 482,165	$ 580,555	$ 528,874	$ 483,231
Portfolio turnover rate	111%	147%	92%	98%	90%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income E	.31	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(1.32)	(2.50)	2.03	2.14	.34
Total from investment operations	(1.01)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C, D	(7.57)%	(12.54)%	15.13%	17.18%	2.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.80%	.82%	.89%	.88% A
Expenses net of voluntary waivers, if any	.83%	.80%	.82%	.89%	.87% A
Expenses net of all reductions	.82%	.79%	.81%	.88%	.87% A
Net investment income	2.44%	2.50%	2.27%	2.65%	2.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,542	$ 12,449	$ 10,825	$ 3,165	$ 10
Portfolio turnover rate	111%	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income E	.28	.34
Net realized and unrealized gain (loss)	(1.30)	(1.96)
Total from investment operations	(1.02)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.43	$ 14.30
Total Return B, C, D	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.00%	.97% A
Expenses net of all reductions	.99%	.95% A
Net investment income	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,213	$ 3,091
Portfolio turnover rate	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Initial Class	-1.58%	7.20%	8.53%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,733 - a 77.33% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended December 31, 2001, the fund beat the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which declined 3.71% and 2.87%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. We benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I reduced the position and added more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten down in the March-April time frame, and again in September.

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I eliminated Nortel and Oracle from the portfolio during the period. Having ample exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. Good examples are Microsoft and Philip Morris, which benefited from a new product cycle and waning tobacco litigation concerns, respectively. On the down side, I was disappointed with the results of our financial holdings. Underweighting banks hurt us during a period of falling interest rates, as did prematurely overweighting brokers such as Charles Schwab and diversified financials, such as American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the yield curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that equity valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Note to shareholders: Effective February 6, 2002, Louis Salemy became Lead Portfolio Manager of Balanced Portfolio.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2001, more than $306 million

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 54.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	29,300	$ 400,238
TRW, Inc.	9,100	337,064
		737,302
Automobiles - 0.1%
Ford Motor Co.	24,600	386,712
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	12,800	473,728
McDonald's Corp.	12,700	336,169
		809,897
Household Durables - 1.0%
Black & Decker Corp.	14,300	539,539
Maytag Corp.	14,900	462,347
Mohawk Industries, Inc. (a)	21,900	1,201,872
Whirlpool Corp.	10,400	762,632
		2,966,390
Media - 2.9%
AOL Time Warner, Inc. (a)	49,512	1,589,335
Clear Channel Communications, Inc. (a)	17,200	875,652
Liberty Media Corp. Class A (a)	45,700	639,800
McGraw-Hill Companies, Inc.	24,900	1,518,402
NTL, Inc. warrants 10/14/08 (a)	199	2
Omnicom Group, Inc.	16,500	1,474,275
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Viacom, Inc. Class B (non-vtg.) (a)	48,611	2,146,158
Walt Disney Co.	28,100	582,232
		8,825,856
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	21,400	949,732
Dillard's, Inc. Class A	31,200	499,200
Federated Department Stores, Inc. (a)	13,400	548,060
JCPenney Co., Inc.	22,900	616,010
Target Corp.	19,100	784,055
Wal-Mart Stores, Inc.	77,200	4,442,860
		7,839,917
Specialty Retail - 1.7%
Best Buy Co., Inc. (a)	6,300	469,224
Gap, Inc.	27,200	379,168
Home Depot, Inc.	38,750	1,976,638
Lowe's Companies, Inc.	31,200	1,447,992
Mothers Work, Inc. (a)(m)	3	28
Staples, Inc. (a)	52,400	979,880
		5,252,930
TOTAL CONSUMER DISCRETIONARY		26,819,004

	Shares	Value (Note 1)
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	12,500	$ 565,125
PepsiCo, Inc.	30,700	1,494,783
The Coca-Cola Co.	32,000	1,508,800
		3,568,708
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	30,392	153,784
Food Products - 0.3%
Kraft Foods, Inc. Class A	14,300	486,629
Sara Lee Corp.	16,100	357,903
		844,532
Household Products - 0.8%
Colgate-Palmolive Co.	5,900	340,725
Kimberly-Clark Corp.	12,100	723,580
Procter & Gamble Co.	17,800	1,408,514
		2,472,819
Personal Products - 1.1%
Gillette Co.	100,100	3,343,340
Tobacco - 1.2%
Philip Morris Companies, Inc.	79,100	3,626,735
TOTAL CONSUMER STAPLES		14,009,918
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	15,300	557,991
BJ Services Co. (a)	19,000	616,550
Diamond Offshore Drilling, Inc.	10,200	310,080
Nabors Industries, Inc. (a)	18,600	638,538
Schlumberger Ltd. (NY Shares)	9,300	511,035
		2,634,194
Oil & Gas - 2.0%
ChevronTexaco Corp.	14,700	1,317,267
Conoco, Inc.	24,700	699,010
Exxon Mobil Corp.	91,532	3,597,208
Royal Dutch Petroleum Co. (NY Shares)	11,000	539,220
		6,152,705
TOTAL ENERGY		8,786,899
FINANCIALS - 8.3%
Banks - 1.8%
Bank of America Corp.	35,600	2,241,020
FleetBoston Financial Corp.	19,700	719,050
Pacific Century Financial Corp.	46,200	1,196,118
U.S. Bancorp, Delaware	15,300	320,229
Wells Fargo & Co.	25,000	1,086,250
		5,562,667
Diversified Financials - 5.3%
American Express Co.	37,000	1,320,530
Bear Stearns Companies, Inc.	11,900	697,816
Charles Schwab Corp.	86,550	1,338,929
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Citigroup, Inc.	91,600	$ 4,623,968
Fannie Mae	20,500	1,629,750
Freddie Mac	14,100	922,140
Goldman Sachs Group, Inc.	7,400	686,350
Household International, Inc.	8,800	509,872
J.P. Morgan Chase & Co.	9,600	348,960
Merrill Lynch & Co., Inc.	42,300	2,204,676
Morgan Stanley Dean Witter & Co.	34,200	1,913,148
		16,196,139
Insurance - 1.2%
American International Group, Inc.	48,150	3,823,110
TOTAL FINANCIALS		25,581,916
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	20,900	1,179,596
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.	47,000	211,500
Becton, Dickinson & Co.	27,000	895,050
Biomet, Inc.	16,200	500,580
Guidant Corp. (a)	21,900	1,090,620
Medtronic, Inc.	20,900	1,070,289
St. Jude Medical, Inc. (a)	13,000	1,009,450
Viasys Healthcare, Inc. (a)	1,066	21,544
Zimmer Holdings, Inc. (a)	20,440	624,238
		5,423,271
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	9,000	581,940
McKesson Corp.	25,500	953,700
		1,535,640
Pharmaceuticals - 5.8%
Abbott Laboratories	13,800	769,350
Allergan, Inc.	12,300	923,115
American Home Products Corp.	44,900	2,755,064
Barr Laboratories, Inc. (a)	6,000	476,160
Bristol-Myers Squibb Co.	48,000	2,448,000
Eli Lilly & Co.	12,500	981,750
Johnson & Johnson	38,600	2,281,260
Merck & Co., Inc.	18,000	1,058,400
Pfizer, Inc.	105,300	4,196,205
Pharmacia Corp.	12,000	511,800
Schering-Plough Corp.	38,100	1,364,361
		17,765,465
TOTAL HEALTH CARE		25,903,972
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.1%
Boeing Co.	9,400	364,532

	Shares	Value (Note 1)
Building Products - 0.4%
Masco Corp.	43,700	$ 1,070,650
Electrical Equipment - 0.1%
Emerson Electric Co.	5,700	325,470
Industrial Conglomerates - 3.4%
General Electric Co.	161,400	6,468,912
Minnesota Mining & Manufacturing Co.	11,000	1,300,310
Tyco International Ltd.	42,170	2,483,813
		10,253,035
Machinery - 1.5%
Albany International Corp. Class A	20,700	449,190
Danaher Corp.	18,900	1,139,859
Eaton Corp.	10,000	744,100
Illinois Tool Works, Inc.	18,400	1,246,048
Ingersoll-Rand Co.	14,200	593,702
Milacron, Inc.	30,500	482,205
		4,655,104
Road & Rail - 0.3%
ANC Rental Corp. (a)	462	1
Norfolk Southern Corp.	16,000	293,280
Union Pacific Corp.	12,300	701,100
		994,381
TOTAL INDUSTRIALS		17,663,172
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	57,900	1,048,569
Motorola, Inc.	34,300	515,186
		1,563,755
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	43,000	1,168,740
International Business Machines Corp.	18,900	2,286,144
		3,454,884
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	20,700	590,157
Amphenol Corp. Class A (a)	10,800	518,940
Arrow Electronics, Inc. (a)	18,600	556,140
Avnet, Inc.	25,882	659,215
AVX Corp.	17,500	412,825
Insilco Corp. warrants 8/15/07 (a)	60	1
Millipore Corp.	9,300	564,510
Tektronix, Inc. (a)	14,100	363,498
Thermo Electron Corp.	7,300	174,178
Vishay Intertechnology, Inc. (a)	17,500	341,250
		4,180,714
Semiconductor Equipment & Products - 5.0%
Applied Materials, Inc. (a)	8,800	352,880
ASML Holding NV (NY Shares) (a)	27,800	473,990
Cypress Semiconductor Corp. (a)	23,000	458,390
Fairchild Semiconductor International, Inc. Class A (a)	46,200	1,302,840
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Helix Technology, Inc.	16,900	$ 381,095
Integrated Circuit Systems, Inc. (a)	26,000	587,340
Intel Corp.	91,100	2,865,095
Intersil Corp. Class A (a)	34,400	1,109,400
LAM Research Corp. (a)	26,200	608,364
LTX Corp. (a)	19,000	397,860
Micron Technology, Inc. (a)	48,200	1,494,200
National Semiconductor Corp. (a)	18,800	578,852
NVIDIA Corp. (a)	29,100	1,946,790
Photronics, Inc. (a)	15,300	479,655
Teradyne, Inc. (a)	70,800	2,133,912
		15,170,663
Software - 2.7%
Computer Associates International, Inc.	21,500	741,535
Microsoft Corp. (a)	115,400	7,645,250
		8,386,785
TOTAL INFORMATION TECHNOLOGY		32,756,801
MATERIALS - 2.5%
Chemicals - 1.3%
Dow Chemical Co.	27,900	942,462
E.I. du Pont de Nemours & Co.	23,504	999,155
Ecolab, Inc.	10,200	410,550
Praxair, Inc.	28,200	1,558,050
		3,910,217
Metals & Mining - 0.9%
Alcan, Inc.	22,600	811,504
Alcoa, Inc.	54,800	1,948,140
		2,759,644
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	229,163
International Paper Co.	19,400	782,790
		1,011,953
TOTAL MATERIALS		7,681,814
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	57,804	1,048,565
BellSouth Corp.	64,600	2,464,490
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	102
warrants 1/15/07 (CV ratio .6) (a)	50	18
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
Ono Finance PLC rights 5/31/09 (a)(g)	210	420

	Shares	Value (Note 1)
Qwest Communications International, Inc.	21,700	$ 306,621
SBC Communications, Inc.	59,770	2,341,191
Verizon Communications, Inc.	33,200	1,575,672
		7,737,079
TOTAL COMMON STOCKS (Cost $142,976,938)		166,940,575
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	100	110,575
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	5,466	583,496
PRIMEDIA, Inc. Series F, $9.20	4,135	198,480
		781,976
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,588
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	198,000
TOTAL FINANCIALS		245,588
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	259,295
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,286,859
TOTAL PREFERRED STOCKS (Cost $1,479,751)		1,397,434
Corporate Bonds - 15.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	$ 170,000	190,205
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	330,000	175,725
			365,930
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	$ 50,000	$ 58,250
TOTAL INFORMATION TECHNOLOGY			424,180
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	120,760
TOTAL CONVERTIBLE BONDS			544,940
Nonconvertible Bonds - 14.9%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	34,800
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	184,000
			218,800
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	178,500
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	104,000
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	97,850
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	92,000
International Game Technology:
7.875% 5/15/04	Ba1	30,000	30,975
8.375% 5/15/09	Ba1	205,000	215,250
ITT Corp. 6.75% 11/15/05	Ba1	60,000	57,600
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	82,800
MGM Mirage, Inc. 8.375% 2/1/11	Ba1	180,000	176,850
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	210,000	203,700
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	40,000	32,400
Six Flags, Inc. 9.5% 2/1/09	B3	170,000	172,550
Station Casinos, Inc. 8.375% 2/15/08	Ba3	100,000	102,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	$ 150,000	$ 157,125
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	100,000	101,500
			2,039,700
Household Durables - 0.1%
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	150,000	150,000
KB Home 8.625% 12/15/08	Ba3	60,000	60,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	164,800
			374,800
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	190,000	182,400
Adelphia Communications Corp.:
10.25% 11/1/06	B2	30,000	30,300
10.25% 6/15/11	B2	280,000	277,200
10.875% 10/1/10	B2	230,000	234,025
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	671,327
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	485,000	341,925
8.25% 4/1/07	B2	180,000	172,800
10.75% 10/1/09	B2	70,000	73,500
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	126,262
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	460,000	105,800
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	161,000	140,070
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	519,890
News America, Inc. 7.28% 6/30/28	Baa3	200,000	186,234
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	220,000	226,600
NTL, Inc. 0% 4/1/08 (e)	B3	260,000	70,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	168,300
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	116,000
Quebecor Media, Inc. 11.125% 7/15/11	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc. 8.875% 7/1/11	B3	$ 220,000	$ 228,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	70,000	65,800
Telewest PLC yankee 11% 10/1/07	B2	435,000	308,850
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	169,677
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	1,017,699
UIH Australia/Pacific, Inc.:
14% 5/15/06 (d)	Ca	380,000	19,000
14% 5/15/06 (d)	Ca	30,000	1,500
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	76,700
			5,658,059
Multiline Retail - 0.2%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	17,800
6.5% 6/15/02	Ba2	100,000	99,250
6.9% 8/15/26	Ba2	50,000	49,000
7.375% 6/15/04	Ba2	20,000	19,400
7.375% 8/15/08	Ba2	35,000	33,775
7.4% 4/1/37	Ba2	20,000	19,500
7.6% 4/1/07	Ba2	10,000	9,800
7.95% 4/1/17	Ba2	15,000	13,275
Kmart Corp. 12.5% 3/1/05	Ba2	280,000	260,400
			522,200
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (g)	Ba2	110,000	112,200
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	100,000	105,500
TOTAL CONSUMER DISCRETIONARY			9,170,759
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	220,000	224,400
Cott Corp. yankee 9.375% 7/1/05	-	180,000	181,800
			406,200
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	300,000	316,848
Kroger Co. 8.05% 2/1/10	Baa3	225,000	246,020

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Rite Aid Corp.:
11.25% 7/1/08	Caa2	$ 40,000	$ 38,000
12.5% 9/15/06	B-	215,000	220,913
			821,781
Food Products - 0.1%
Dean Foods Co.:
6.625% 5/15/09	Baa2	40,000	36,000
6.75% 6/15/05	Baa2	50,000	49,750
8.15% 8/1/07	Baa2	130,000	127,400
			213,150
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,471
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	524,740
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	206,028
			730,768
TOTAL CONSUMER STAPLES			2,216,370
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	150,000	147,314
Chesapeake Energy Corp. 8.125% 4/1/11	B1	360,000	347,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	193,200
10% 11/1/08 (g)	Ba3	180,000	189,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	194,757
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	150,000	152,250
			1,223,921
FINANCIALS - 5.0%
Banks - 1.0%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	494,650
BankBoston Corp. 6.625% 2/1/04	A2	200,000	210,220
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	145,000	161,540
Capital One Bank 6.375% 2/15/03	Baa2	250,000	253,930
First Union Corp. 7.55% 8/18/05	A1	715,000	775,089
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	295,980
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	176,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 80,000	$ 84,426
7.375% 9/17/04	Baa2	160,000	170,333
MBNA Corp. 6.34% 6/2/03	Baa2	100,000	101,171
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	157,248
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	Aa3	145,000	146,821
8.817% 3/31/49	A1	120,000	130,056
			3,158,162
Diversified Financials - 3.4%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	250,000	249,665
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	149,595
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,850
Amvescap PLC yankee 6.6% 5/15/05	A2	100,000	102,948
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	230,000	242,650
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	258,188
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	300,000	313,767
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	212,688
CanWest Media, Inc. 10.625% 5/15/11	B2	225,000	238,500
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	187,990
Citigroup, Inc. 7.25% 10/1/10	Aa2	400,000	429,052
Conoco Funding Co.:
6.35% 10/15/11	Baa1	170,000	172,191
7.25% 10/15/31	Baa1	125,000	131,710
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	55,000	56,374
5.25% 6/15/04	A3	25,000	25,477
5.5% 8/1/06	A3	170,000	169,573
6.85% 6/15/04	A3	245,000	257,561

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	$ 170,000	$ 172,506
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,266
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	250,000	243,655
Ford Motor Credit Co.:
6.5% 1/25/07	A2	190,000	185,687
6.875% 2/1/06	A2	150,000	149,948
7.375% 10/28/09	A2	650,000	641,732
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	220,000	224,299
6.75% 1/15/06	A2	80,000	81,026
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	200,000	208,478
Household Finance Corp.:
6.5% 1/24/06	A2	75,000	77,107
8% 5/9/05	A2	75,000	80,693
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	200,000	230,990
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	382,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	185,000	189,636
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	156,360
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	145,138
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	207,328
7.875% 11/15/10	Baa2	315,000	325,776
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	212,916
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	190,000	167,200
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	200,000	204,364
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	250,000	254,143
Sprint Capital Corp. 6.875% 11/15/28	Baa1	390,000	356,729
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	150,000	161,250
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	200,077
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	102,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	156,893
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	$ 300,000	$ 333,102
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	213,156
			10,400,434
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	130,000	128,755
The Chubb Corp. 6.8% 11/15/31	Aa3	300,000	293,550
			422,305
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,423
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	523,290
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	207,284
ERP Operating LP 7.1% 6/23/04	A3	200,000	209,834
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	152,675
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	56,760
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	60,000	60,600
			1,327,231
TOTAL FINANCIALS			15,308,132
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (g)	B2	160,000	172,800
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	230,000	238,050
DaVita, Inc. 9.25% 4/15/11	B2	205,000	217,300
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	183,150
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	17,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
6.5% 3/15/08	B1	$ 140,000	$ 121,800
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,360
			830,860
TOTAL HEALTH CARE			1,003,660
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	543,085
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	70,000	60,401
7.73% 9/15/12	Ba2	22,860	16,954
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	70,000	68,711
7.92% 5/18/12	Baa1	50,000	46,999
			193,065
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	360,000	360,000
Commercial Services & Supplies - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,600
Iron Mountain, Inc. 8.75% 9/30/09	B2	130,000	133,900
			171,500
Machinery - 0.1%
Case Corp. 7.25% 1/15/16	Ba2	100,000	71,500
Terex Corp. 9.25% 7/15/11 (g)	B2	50,000	50,000
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	250,000	238,998
			360,498
Marine - 0.0%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	100,000	102,500
8.875% 7/15/11	Ba2	50,000	51,250
			153,750
Road & Rail - 0.2%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	500,800
TOTAL INDUSTRIALS			2,282,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11 (g)	A3	$ 225,000	$ 227,448
SpectraSite Holdings, Inc. 12.5% 11/15/10	B3	170,000	86,700
			314,148
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	120,000	118,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	100,000	105,500
			223,700
Office Electronics - 0.1%
Xerox Corp. 7.2% 4/1/16	A2	280,000	224,000
TOTAL INFORMATION TECHNOLOGY			761,848
MATERIALS - 0.5%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	30,000	31,350
IMC Global, Inc. 10.875% 6/1/08	Ba1	110,000	117,150
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	325,000
Sterling Chemicals, Inc. 12.375% 7/15/06 (d)	-	100,000	84,000
			557,500
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	170,000	180,200
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	10,000	9,400
7.35% 5/15/08	B3	190,000	170,050
Sealed Air Corp.:
6.95% 5/15/09 (g)	Baa3	200,000	190,000
8.75% 7/1/08 (g)	Baa3	50,000	49,500
			599,150
Metals & Mining - 0.1%
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	30,000	31,050
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	116,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	185,000	178,525
			326,478
TOTAL MATERIALS			1,483,128

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
American Cellular Corp. 9.5% 10/15/09	B2	$ 190,000	$ 185,250
AT&T Corp.:
6.5% 3/15/29	A3	575,000	502,280
8% 11/15/31 (g)	A3	100,000	103,226
British Telecommunications PLC:
8.375% 12/15/10	Baa1	100,000	110,486
8.875% 12/15/30	Baa1	250,000	286,885
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	700,000	764,358
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	175,207
9% 8/15/31 (g)	Baa2	105,000	114,579
Hyperion Telecommunications, Inc. 12% 11/1/07	C	190,000	1,900
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	B1	150,000	156,750
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	457,000	461,447
NTL Communications Corp. 11.5% 10/1/08	B3	60,000	18,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	193,450
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	522,031
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	222,600
Telefonica Europe BV 8.25% 9/15/30	A2	465,000	507,259
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	450,000	471,375
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	114,524
TELUS Corp. yankee 7.5% 6/1/07	Baa2	670,000	697,396
Triton PCS, Inc. 9.375% 2/1/11	B3	300,000	309,750
			5,919,353
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	150,000	113,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	890,000	925,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	211,000	139,260
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	$ 600,000	$ 423,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	171,200
			1,772,310
TOTAL TELECOMMUNICATION SERVICES			7,691,663
UTILITIES - 1.6%
Electric Utilities - 1.1%
AES Corp.:
8% 12/31/08	Ba1	405,000	336,150
9.375% 9/15/10	Ba1	185,000	161,875
9.5% 6/1/09	Ba1	20,000	17,600
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	290,667
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	161,522
FirstEnergy Corp. 6.45% 11/15/11	Baa2	150,000	145,596
Hydro-Quebec 6.3% 5/11/11	A1	700,000	711,970
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	143,094
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	495,852
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,767
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	153,600
6.25% 3/1/04	B3	60,000	57,600
6.75% 10/1/23	B3	170,000	163,200
Southern California Edison Co. 8.95% 11/3/03 (d)	Caa2	200,000	202,000
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	39,303
			3,379,596
Gas Utilities - 0.4%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	70,994
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	197,219
7.625% 11/15/10	A3	135,000	146,602

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 500,000	$ 521,530
Sempra Energy 7.95% 3/1/10	A2	95,000	97,321
			1,033,666
Multi-Utilities - 0.1%
Enron Corp. 7.375% 5/15/19 (d)	Ca	110,000	20,900
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	110,000	114,400
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	170,000	167,280
7.5% 1/15/31	Baa2	70,000	67,784
			370,364
TOTAL UTILITIES			4,783,626
TOTAL NONCONVERTIBLE BONDS			45,925,805
TOTAL CORPORATE BONDS (Cost $46,850,167)			46,470,745
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	539,688
5.5% 5/2/06	Aa2	350,000	356,780
6.25% 2/1/11	Aa2	165,000	167,604
7.125% 6/15/10	Aaa	320,000	350,899
7.25% 5/15/30	Aaa	1,383,000	1,547,367
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	712,796
6.75% 3/15/31	Aaa	400,000	424,188
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	2,483	2,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,101,866
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	1,000,000	999,955
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	530,000	560,973
11.25% 2/15/15	Aaa	845,000	1,296,416
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	280,000	269,850
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.625% 8/31/03	Aaa	$ 500,000	$ 506,955
4.75% 11/15/08	Aaa	80,000	79,650
5% 8/15/11	Aaa	1,410,000	1,405,587
5.75% 11/30/02	Aaa	5,680,000	5,870,791
5.75% 11/15/05	Aaa	5,800,000	6,125,322
6.5% 10/15/06	Aaa	220,000	239,250
TOTAL U.S. TREASURY OBLIGATIONS			17,354,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,296,930)			21,456,615
U.S. Government Agency - Mortgage Securities - 9.9%

Fannie Mae - 6.6%
5.5% 2/1/11 to 11/1/16	Aaa	406,587	401,271
6% 4/1/09 to 1/1/29	Aaa	1,451,995	1,441,196
6% 1/1/31 (h)	Aaa	4,993,986	4,886,303
6.5% 11/1/25 to 11/1/31	Aaa	9,462,821	9,480,447
7% 12/1/24 to 2/1/28	Aaa	926,385	946,962
7.5% 5/1/15 to 8/1/28	Aaa	2,428,274	2,519,208
8% 1/1/26	Aaa	555,077	585,956
TOTAL FANNIE MAE			20,261,343
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	235,256	244,003
Government National Mortgage Association - 3.2%
6.5% 10/15/27 to 8/15/28	Aaa	4,094,176	4,110,378
7% 1/15/28 to 7/15/31	Aaa	1,303,397	1,331,414
7% 1/1/31 (h)	Aaa	900,000	918,281
7% 1/1/32 (h)	Aaa	2,613,209	2,666,290
7.5% 6/15/27 to 3/15/28	Aaa	769,414	797,711
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			9,824,074
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,996,940)			30,329,420
Asset-Backed Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust:
2.43% 12/15/08 (j)	A1	$ 200,000	$ 198,906
6.1% 12/15/06	A1	200,000	208,853
Capital One Master Trust:
2.45% 4/16/07 (j)	A2	200,000	199,694
5.45% 3/16/09	Aaa	400,000	404,563
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,033
5.07% 2/15/08	Aaa	430,000	434,166
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	615,839
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	102,488
5.71% 9/15/05	A2	90,000	92,760
7.03% 11/15/03	Aaa	145,000	147,039
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	275,611
5.09% 10/18/06	Aaa	145,000	147,764
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	205,570
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	200,000	198,781
6.75% 9/16/09	Aaa	365,000	387,698
7.5% 11/15/07	A2	200,000	211,813
TOTAL ASSET-BACKED SECURITIES (Cost $3,805,071)			3,897,578
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	417,882	416,576
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	536,627
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	223,060
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	538,133
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 500,000	$ 520,313
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(j)	Baa3	500,000	470,625
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(j)(k)	Aaa	4,900,000	198,297
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	511,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,334,768)			3,415,037
Foreign Government and Government Agency Obligations (l) - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	163,760
Malaysian Government yankee 8.75% 6/1/09	Baa2	50,000	56,124
Ontario Province 6% 2/21/06	Aa3	200,000	208,976
Quebec Province:
yankee 7.125% 2/9/24	A1	30,000	31,812
7.5% 9/15/29	A1	530,000	580,668
United Mexican States:
8.5% 2/1/06	Baa3	175,000	187,425
9.875% 2/1/10	Baa3	200,000	223,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,432,482)			1,451,765
Floating Rate Loans - 0.1%

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (j)	Ba3	157,094	155,523
Tranche C term loan 4.9194% 7/21/07 (j)	Ba3	188,513	186,628
TOTAL FLOATING RATE LOANS (Cost $330,059)			342,151
Money Market Funds - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	39,506,837	$ 39,506,837
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	95,495	95,495
TOTAL MONEY MARKET FUNDS (Cost $39,602,332)		39,602,332
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $291,105,438)	315,303,652
NET OTHER ASSETS - (2.8)%	(8,443,388)
NET ASSETS - 100%	$ 306,860,264
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
41 S&P 500 Index Contracts	March 2002	$ 11,779,300	$ 316,479
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,756,484 or 2.2% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,955.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(l) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.2%	AAA, AA, A	21.4%
Baa	4.8%	BBB	5.2%
Ba	2.3%	BB	2.4%
B	2.7%	B	2.7%
Caa	0.3%	CCC	0.4%
Ca, C	0.1%	CC, C	0.1%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment securities.

Purchases and sales of securities, other than short-term securities, aggregated $352,572,860 and $336,440,393, respectively, of which long-term U.S. government and government agency obligations aggregated $176,940,330 and $188,453,572, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,533,184 and $48,154,406, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,903 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28 or 0% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $342,151 or 0.1% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $292,566,567. Net unrealized appreciation aggregated $22,737,085, of which $32,292,873 related to appreciated investment securities and $9,555,788 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

Balanced Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $95,495) (cost $291,105,438) - See accompanying schedule		$ 315,303,652
Cash		158,195
Receivable for investments sold		469,698
Receivable for fund shares sold		268,646
Dividends receivable		176,859
Interest receivable		1,337,360
Other receivables		174
Total assets		317,714,584
Liabilities
Payable for investments purchased Regular delivery	$ 1,921,344
Delayed delivery	8,443,621
Payable for fund shares redeemed	110,657
Accrued management fee	109,156
Distribution fees payable	5,535
Payable for daily variation on futures contracts	103,525
Other payables and accrued expenses	64,987
Collateral on securities loaned, at value	95,495
Total liabilities		10,854,320
Net Assets		$ 306,860,264
Net Assets consist of:
Paid in capital		$ 288,118,908
Undistributed net investment income		8,952,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,725,666)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,514,169
Net Assets		$ 306,860,264
Initial Class: Net Asset Value, offering price and redemption price per share ($264,608,053 ÷ 19,290,852 shares)		$13.72
Service Class: Net Asset Value, offering price and redemption price per share ($25,454,620 ÷ 1,862,877 shares)		$13.66
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,797,591 ÷ 1,234,178 shares)		$13.61

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 2,046,364
Interest		8,556,652
Security lending		2,474
Total income		10,605,490
Expenses
Management fee	$ 1,239,932
Transfer agent fees	197,296
Distribution fees	52,794
Accounting and security lending fees	113,867
Non-interested trustees' compensation	986
Custodian fees and expenses	25,031
Audit	30,498
Legal	2,243
Miscellaneous	30,282
Total expenses before reductions	1,692,929
Expense reductions	(39,926)	1,653,003
Net investment income		8,952,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,355,839)
Foreign currency transactions	(81)
Futures contracts	(1,915,957)	(11,271,877)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,338,941)
Assets and liabilities in foreign currencies	(134)
Futures contracts	316,479	(2,022,596)
Net gain (loss)		(13,294,473)
Net increase (decrease) in net assets resulting from operations		$ (4,341,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,952,487	$ 9,644,723
Net realized gain (loss)	(11,271,877)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(2,022,596)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(4,341,986)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	38,243,415	(37,111,951)
Total increase (decrease) in net assets	23,698,572	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $8,952,853 and $9,715,285, respectively)	$ 306,860,264	$ 283,161,692
Other Information:	Year ended December 31, 2001		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	4,491,272	$ 61,013,674	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(3,194,837)	(43,357,523)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,933,408	$ 26,707,539	(2,977,247)	$ (45,320,343)
Service Class Sold	478,642	$ 6,436,065	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(597,940)	(8,040,756)	(236,923)	(3,533,009)
Net increase (decrease)	(52,520)	$ (658,450)	218,540	$ 3,254,680
Service Class 2 A Sold	997,411	$ 13,467,721	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(111,657)	(1,478,623)	(1,490)	(22,328)
Net increase (decrease)	900,278	$ 12,194,326	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income E	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(.21)	(.67)	.69	2.44	2.66
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return C, D	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets G
Expenses before expense reductions	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.55%	.56%	.55%	.58%	.60%
Net investment income	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	126%	126%	108%	94%	98%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income E	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(.23)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.68%	.67%	.70%	.71% A
Expenses net of voluntary waivers, if any	.67%	.68%	.67%	.70%	.71% A
Expenses net of all reductions	.65%	.66%	.66%	.69%	.71% A
Net investment income	3.01%	3.08%	2.77%	2.79%	3.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	126%	126%	108%	94%	98%
Selected Per-Share Data

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income E	.38	.40
Net realized and unrealized gain (loss)	(.63)	(.75)
Total from investment operations	(.25)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.61	$ 14.37
Total Return B, C, D	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.85% A
Expenses net of all reductions	.81%	.83% A
Net investment income	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,798	$ 4,797
Portfolio turnover rate	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-8.75%	10.11%	9.88%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,025 - a 60.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy,
Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months ending December 31, 2001, the fund beat the -11.89% return of the Standard & Poor's 500 Index while trailing the -7.19% mark of the Lipper variable annuity growth & income funds average.

Q. Why did the fund outperform the index but lag the Lipper average during the period?

A. Underweighting technology and health care helped the fund outperform the S&P 500. Although underweighting technology hurt the fund's comparative performance during the relatively strong second and fourth quarters, it was a positive influence for the period overall because of the extremely weak first and third quarters, the latter of which included the downdraft resulting from the September 11 terrorist attacks. In the health care sector, drug stocks languished for most of 2001 because of a lull in new product development and branded drugs' rapid loss of market share to generics. Underweighting pharmaceutical stocks, therefore, proved to be timely. Finally, carrying roughly 10% of the fund's assets in cash in a weak market environment was beneficial to relative performance. The fund trailed the peer group average mainly because value outperformed growth during the period, and my peers tended to carry a heavier weighting in value stocks than I did.

Q. Why did you remain defensively positioned during the strong fourth-quarter rally?

A. I think a lot of investors bought stocks in the fourth quarter mainly because of one factor - the Federal Reserve Board. The Fed, which cut short-term interest rates a record 11 times in 2001, was particularly aggressive following the September 11 tragedy. Historically, repeated cuts in interest rates have usually resulted in a stronger economy and higher stock prices. However, falling interest rates tend to have the most direct impact on consumer spending, which remained fairly strong during the period. The current recession, on the other hand, was triggered by a drop in corporate capital spending caused by a prior overbuilding spree in telecommunications and other industries. I believed that no matter how low rates went, it would take more time to work those excesses out of the system.

Q. What stocks did well for the fund?

A. Microsoft contributed the most positively to performance. The stock had sold off sharply toward the end of 2000 and rebounded during the period, as investors looked for stocks with reliable earnings in a weakening economy. In addition, the outlook for Microsoft brightened when a federal appeals court overturned a lower court's ruling that the company must be split in two as a remedy for its anticompetitive practices. Finally, the stock was helped by new product cycles for Microsoft's Windows operating system and Office software suite, as well as the introduction of its Xbox video game console. Another holding that performed well, Gillette, attracted investors' interest partly because it's in a sector considered to offer stable earnings growth. I also timed my purchases well, so Gillette helped performance even though it advanced only marginally during the period. Moreover, investors reacted positively to recently appointed CEO Jim Kilts' stated goals of refocusing the company on its core businesses and driving return on invested capital higher.

Q. What stocks detracted from performance?

A. Cisco Systems was the biggest detractor. Throughout the 1990s, the stock had offered extremely reliable earnings growth, but substantial earnings shortfalls in 2001 drove the stock sharply lower, especially in the first half of the period. Wireless telephone service provider Nextel Communications was another detractor. Continued strong growth in wireless subscribers could not offset the negative impact of the company's weak cash flow and balance sheet position. In the brokerage group, I expected Morgan Stanley and Merrill Lynch to benefit from falling interest rates, but the stocks were hurt by a slowdown in initial public offerings, fewer mergers and acquisitions and overall weak economic activity.

Q. What's your outlook, Louis?

A. Given the market's strong fourth-quarter rally, I think that stocks might be vulnerable to a correction in the near term. I plan to continue with a cautious approach, emphasizing stocks with strong balance sheets and cash flows, solid management teams and a history of stable earnings growth. Eventually, there should come a time to be more aggressive, but I think that the "throw caution to the winds" approach of many investors in the fourth quarter could be premature.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2001, more than
$1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 0.3%
Ford Motor Co.	225,500	$ 3,544,860
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	128,700	3,406,689
Starwood Hotels & Resorts Worldwide, Inc. unit	187,200	5,587,920
		8,994,609
Media - 14.3%
Adelphia Communications Corp. Class A (a)	180,200	5,618,636
AOL Time Warner, Inc. (a)	89,700	2,879,370
Comcast Corp. Class A (special) (a)	286,300	10,306,800
E.W. Scripps Co. Class A	68,700	4,534,200
EchoStar Communications Corp. Class A (a)	1,543,200	42,391,704
Gannett Co., Inc.	148,200	9,963,486
General Motors Corp. Class H (a)	906,500	14,005,425
Knight-Ridder, Inc.	152,100	9,875,853
Liberty Media Corp. Class A (a)	506,300	7,088,200
LodgeNet Entertainment Corp. (a)	42,900	733,161
Omnicom Group, Inc.	367,400	32,827,190
Pegasus Communications Corp. Class A (a)	1,351,200	14,065,992
The New York Times Co. Class A	97,500	4,216,875
Viacom, Inc. Class B (non-vtg.) (a)	143,592	6,339,604
Walt Disney Co.	649,100	13,449,352
		178,295,848
Multiline Retail - 3.9%
Kohls Corp. (a)	198,900	14,010,516
Wal-Mart Stores, Inc.	608,700	35,030,685
		49,041,201
Specialty Retail - 1.2%
Home Depot, Inc.	297,500	15,175,475
Textiles & Apparel - 0.5%
Liz Claiborne, Inc.	138,900	6,910,275
TOTAL CONSUMER DISCRETIONARY		261,962,268
CONSUMER STAPLES - 11.6%
Beverages - 1.2%
The Coca-Cola Co.	312,100	14,715,515
Food & Drug Retailing - 1.4%
Kroger Co. (a)	196,600	4,103,042
Walgreen Co.	388,500	13,076,910
		17,179,952
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	92,800	3,894,816
Unilever NV (NY Shares)	127,200	7,327,992
		11,222,808

	Shares	Value (Note 1)
Household Products - 1.9%
Colgate-Palmolive Co.	209,100	$ 12,075,525
Kimberly-Clark Corp.	202,100	12,085,580
		24,161,105
Personal Products - 3.6%
Gillette Co.	1,345,200	44,929,680
Tobacco - 2.6%
Philip Morris Companies, Inc.	720,360	33,028,506
TOTAL CONSUMER STAPLES		145,237,566
ENERGY - 2.7%
Oil & Gas - 2.7%
Exxon Mobil Corp.	851,056	33,446,501
FINANCIALS - 17.4%
Banks - 0.9%
Bank One Corp.	153,700	6,001,985
Wells Fargo & Co.	126,400	5,492,080
		11,494,065
Diversified Financials - 13.5%
Fannie Mae	450,100	35,782,950
Freddie Mac	592,332	38,738,513
Goldman Sachs Group, Inc.	161,500	14,979,125
Merrill Lynch & Co., Inc.	589,800	30,740,376
Morgan Stanley Dean Witter & Co.	880,800	49,271,952
		169,512,916
Insurance - 1.9%
American International Group, Inc.	293,605	23,312,237
Real Estate - 1.1%
Equity Office Properties Trust	221,600	6,665,728
Equity Residential Properties Trust (SBI)	229,800	6,597,558
		13,263,286
TOTAL FINANCIALS		217,582,504
HEALTH CARE - 7.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	560,900	31,657,196
Pharmaceuticals - 4.8%
Allergan, Inc.	109,200	8,195,460
Bristol-Myers Squibb Co.	207,800	10,597,800
Merck & Co., Inc.	85,500	5,027,400
Pfizer, Inc.	780,900	31,118,865
Schering-Plough Corp.	50,700	1,815,567
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,900	3,075,337
		59,830,429
TOTAL HEALTH CARE		91,487,625
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	208,300	$ 7,044,706
Lockheed Martin Corp.	189,600	8,848,632
Northrop Grumman Corp.	70,200	7,076,862
United Technologies Corp.	51,500	3,328,445
		26,298,645
Airlines - 0.8%
Mesaba Holdings, Inc. (a)	408,000	2,904,960
Southwest Airlines Co.	369,800	6,833,904
		9,738,864
Building Products - 0.8%
American Standard Companies, Inc. (a)	69,400	4,735,162
Masco Corp.	226,200	5,541,900
		10,277,062
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	242,600	13,714,178
Industrial Conglomerates - 3.5%
General Electric Co.	1,105,600	44,312,448
Machinery - 0.8%
Eaton Corp.	92,800	6,905,248
Kennametal, Inc.	76,032	3,061,809
		9,967,057
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	386,200	11,018,286
Union Pacific Corp.	245,000	13,965,000
		24,983,286
TOTAL INDUSTRIALS		139,291,540
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	806,700	14,609,337
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	241,800	6,572,124
Sun Microsystems, Inc. (a)	387,000	4,760,100
		11,332,224
Software - 4.5%
Adobe Systems, Inc.	62,400	1,937,520
Microsoft Corp. (a)	823,100	54,530,375
		56,467,895
TOTAL INFORMATION TECHNOLOGY		82,409,456

	Shares	Value (Note 1)
MATERIALS - 0.5%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	152,100	$ 6,465,771
Containers & Packaging - 0.0%
Ball Corp.	3	212
TOTAL MATERIALS		6,465,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	962,900	36,734,635
Qwest Communications International, Inc.	202,800	2,865,564
SBC Communications, Inc.	361,930	14,176,798
		53,776,997
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc. Class A (a)	2,232,000	24,462,720
TOTAL TELECOMMUNICATION SERVICES		78,239,717
TOTAL COMMON STOCKS (Cost $1,048,564,966)		1,056,123,160
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,545,000)	3,090	1,483,200
Corporate Bonds - 2.8%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.6%
CONSUMER DISCRETIONARY - 1.6%
Media - 1.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 21,240,000	19,169,100
Nonconvertible Bonds - 1.2%
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B1	6,200,000	4,371,000
9.375% 11/15/09	B1	7,970,000	6,216,600
9.5% 2/1/11	B1	6,050,000	4,658,500
			15,246,100
TOTAL CORPORATE BONDS (Cost $35,582,665)			34,415,200
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $2,749,498)	-	$ 2,750,000	$ 2,749,876
Money Market Funds - 14.9%
Fidelity Cash Central Fund, 1.94% (b)	185,703,445	185,703,445
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	622,800	622,800
TOTAL MONEY MARKET FUNDS (Cost $186,326,245)		186,326,245
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,274,768,374)	1,281,097,681
NET OTHER ASSETS - (2.4)%	(30,307,928)
NET ASSETS - 100%	$ 1,250,789,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
138 S&P 500 Index Contracts	March 2002	$ 39,647,400	$ 1,065,222

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,169,100 or 1.5% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,524,886.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $750,723,317 and $587,927,477, respectively.
The market value of futures contracts opened and closed during the period amounted to $180,955,700 and $196,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,669 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,283,171,419. Net unrealized
depreciation aggregated $2,073,738, of which $123,490,514 related to appreciated investment securities and $125,564,252 related to depreciated investment securities.

The fund hereby designates approximately $49,913,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $568,824) (cost $1,274,768,374) - See accompanying schedule		$ 1,281,097,681
Receivable for fund shares sold		1,935,021
Dividends receivable		1,106,355
Interest receivable		770,158
Other receivables		239
Total assets		1,284,909,454
Liabilities
Payable for investments purchased	$ 32,400,554
Payable for fund shares redeemed	148,215
Accrued management fee	487,202
Distribution fees payable	34,772
Payable for daily variation on futures contracts	348,450
Other payables and accrued expenses	77,708
Collateral on securities loaned, at value	622,800
Total liabilities		34,119,701
Net Assets		$ 1,250,789,753
Net Assets consist of:
Paid in capital		$ 1,283,469,618
Undistributed net investment income		15,180,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,256,514)
Net unrealized appreciation (depreciation) on investments		7,396,530
Net Assets		$ 1,250,789,753
Initial Class: Net Asset Value, offering price and redemption price per share($893,358,593 ÷ 67,723,643 shares)		$13.19
Service Class: Net Asset Value, offering price and redemption price per share ($281,193,721 ÷ 21,436,225 shares)		$13.12
Service Class 2: Net Asset Value, offering price and redemption price per share($76,237,439 ÷ 5,834,859 shares)		$13.07

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,328,506
Interest		9,298,151
Security lending		4,289
Total income		22,630,946
Expenses
Management fee	$ 5,687,390
Transfer agent fees	794,956
Distribution fees	317,341
Accounting and security lending fees	292,123
Non-interested trustees' compensation	4,084
Custodian fees and expenses	18,693
Audit	32,890
Legal	8,860
Miscellaneous	81,661
Total expenses before reductions	7,237,998
Expense reductions	(225,005)	7,012,993
Net investment income		15,617,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,746,360)
Foreign currency transactions	(16)
Futures contracts	(9,596,779)	(55,343,155)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(76,518,126)
Assets and liabilities in foreign currencies	(78)
Futures contracts	3,282,503	(73,235,701)
Net gain (loss)		(128,578,856)
Net increase (decrease) in net assets resulting from operations		$ (112,960,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,617,953	$ 15,412,988
Net realized gain (loss)	(55,343,155)	51,522,057
Change in net unrealized appreciation (depreciation)	(73,235,701)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(112,960,903)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	192,076,906	40,278,821
Total increase (decrease) in net assets	13,377,932	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $15,180,119 and $15,511,227, respectively)	$ 1,250,789,753	$ 1,237,411,821

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,754,467	$ 118,081,480	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(11,004,137)	(145,071,678)	(20,994,145)	(328,655,829)
Net increase (decrease)	1,463,054	$ 26,287,397	(6,535,871)	$ (104,547,382)
Service Class Sold	7,628,976	$ 102,324,030	8,415,703	$ 130,655,851
Reinvested	812,593	11,603,819	601,152	9,239,713
Redeemed	(1,028,965)	(13,471,861)	(538,927)	(8,390,790)
Net increase (decrease)	7,412,604	$ 100,455,988	8,477,928	$ 131,504,774
Service Class 2 A Sold	5,096,985	$ 66,757,918	904,808	$ 14,041,948
Reinvested	60,117	856,657	550	8,442
Redeemed	(181,025)	(2,281,054)	(46,576)	(728,961)
Net increase (decrease)	4,976,077	$ 65,333,521	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income E	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.27)	(.61)	1.45	3.69	2.97
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total Return C, D	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net Assets G
Expenses before expense reductions	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.70%
Net investment income	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	58%	72%	58%	66%	81%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income E	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.28)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C, D	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.69%	.70%	.71%	.81% A
Expenses net of voluntary waivers, if any	.68%	.69%	.70%	.71%	.80% A
Expenses net of all reductions	.66%	.68%	.69%	.70%	.80% A
Net investment income	1.24%	1.16%	.98%	1.05%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income E	.14	.15
Net realized and unrealized gain (loss)	(1.44)	(.49)
Total from investment operations	(1.30)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.07	$ 15.17
Total Return B,C, D	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.85% A
Expenses net of voluntary waivers, if any	.84%	.85% A
Expenses net of all reductions	.82%	.84% A
Net investment income	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,237	$ 13,025
Portfolio turnover rate	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-14.42%	3.69%	9.43%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,783 - an 87.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2001, the fund outperformed the variable annuity growth funds average as tracked by Lipper Inc., which fell 17.50%, but trailed the -11.89% return of the Standard & Poor's 500 Index.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance in a slowing economy. Historically, that's been an effective strategy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Overweighting Bristol-Myers also hurt, as its stock struggled due to setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft, PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer all made the list of top-10 absolute contributors to fund performance. On the other hand, EMC, Cisco and Sun Microsystems - all of which I fortunately underweighted - still were among the fund's worst absolute detractors. Tech stocks in general had a great run in the final quarter of 2001; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that didn't perform as I'd hoped. Bank of America was the fund's second-best contributor on an individual security basis. Shifting away from a multi-year acquisition strategy, management has refocused on improving the efficiencies of its operations and increasing the returns on assets. Conversely, the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. At the same time, I think it may be too late to be fully invested in defensive sectors. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2001, more than $975 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	24,200	$ 895,642
Starwood Hotels & Resorts Worldwide, Inc. unit	76,900	2,295,465
		3,191,107
Household Durables - 0.4%
Black & Decker Corp.	115,270	4,349,137
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	126,300	3,717,009
Media - 8.4%
AOL Time Warner, Inc. (a)	331,000	10,625,100
Clear Channel Communications, Inc. (a)	193,100	9,830,721
Comcast Corp. Class A (special) (a)	52,500	1,890,000
Fox Entertainment Group, Inc. Class A (a)	410,900	10,901,177
McGraw-Hill Companies, Inc.	51,100	3,116,078
Omnicom Group, Inc.	101,900	9,104,765
The New York Times Co. Class A	17,500	756,875
Univision Communications, Inc. Class A (a)	344,000	13,918,240
Viacom, Inc.:
Class A (a)	21,800	964,650
Class B (non-vtg.) (a)	461,020	20,354,033
		81,461,639
Multiline Retail - 1.7%
Costco Wholesale Corp. (a)	34,900	1,548,862
Federated Department Stores, Inc. (a)	27,600	1,128,840
JCPenney Co., Inc.	266,400	7,166,160
Target Corp.	41,000	1,683,050
Wal-Mart Stores, Inc.	86,200	4,960,810
		16,487,722
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A (a)	58,100	1,541,393
Home Depot, Inc.	244,800	12,487,248
Lowe's Companies, Inc.	224,100	10,400,481
RadioShack Corp.	18,500	556,850
Staples, Inc. (a)	162,300	3,035,010
		28,020,982
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	54,100	3,042,584
TOTAL CONSUMER DISCRETIONARY		140,270,180
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	21,000	1,022,490
The Coca-Cola Co.	389,200	18,350,780
		19,373,270
Food & Drug Retailing - 0.9%
Albertson's, Inc.	98,200	3,092,318
Rite Aid Corp. (a)	45,600	230,736

	Shares	Value (Note 1)
Rite Aid Corp.	108,000	$ 546,480
Safeway, Inc. (a)	109,900	4,588,325
		8,457,859
Food Products - 0.2%
Kraft Foods, Inc. Class A	75,800	2,579,474
Household Products - 0.8%
Colgate-Palmolive Co.	34,200	1,975,050
Kimberly-Clark Corp.	68,100	4,072,380
Procter & Gamble Co.	18,920	1,497,140
		7,544,570
Personal Products - 2.9%
Avon Products, Inc.	72,722	3,381,573
Gillette Co.	758,370	25,329,558
		28,711,131
Tobacco - 2.0%
Philip Morris Companies, Inc.	425,220	19,496,337
TOTAL CONSUMER STAPLES		86,162,641
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	81,200	2,961,364
Cooper Cameron Corp. (a)	64,500	2,603,220
Halliburton Co.	163,500	2,141,850
Schlumberger Ltd. (NY Shares)	230,000	12,638,500
		20,344,934
Oil & Gas - 4.8%
BP PLC sponsored ADR	185,990	8,650,395
ChevronTexaco Corp.	140,800	12,617,088
Conoco, Inc.	148,700	4,208,210
Exxon Mobil Corp.	501,800	19,720,740
TotalFinaElf SA:
Class B	6,153	864,373
sponsored ADR	9,405	660,607
		46,721,413
TOTAL ENERGY		67,066,347
FINANCIALS - 20.5%
Banks - 2.9%
Bank of America Corp.	242,400	15,259,080
Bank One Corp.	71,600	2,795,980
FleetBoston Financial Corp.	281,000	10,256,500
		28,311,560
Diversified Financials - 14.8%
American Express Co.	240,000	8,565,600
Charles Schwab Corp.	334,300	5,171,621
Citigroup, Inc.	978,900	49,414,872
Fannie Mae	310,600	24,692,700
Freddie Mac	326,300	21,340,020
Merrill Lynch & Co., Inc.	308,600	16,084,232
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	212,300	$ 11,876,062
USA Education, Inc.	83,800	7,040,876
		144,185,983
Insurance - 2.8%
AFLAC, Inc.	58,100	1,426,936
American International Group, Inc.	315,562	25,055,623
Hartford Financial Services Group, Inc.	12,700	797,941
Prudential Financial, Inc.	7,400	245,606
		27,526,106
TOTAL FINANCIALS		200,023,649
HEALTH CARE - 14.0%
Biotechnology - 1.2%
Amgen, Inc. (a)	103,100	5,818,964
Celgene Corp. (a)	76,700	2,448,264
Sepracor, Inc. (a)	66,300	3,783,078
Vertex Pharmaceuticals, Inc. (a)	4,500	110,655
		12,160,961
Health Care Equipment & Supplies - 1.8%
Guidant Corp. (a)	198,300	9,875,340
Medtronic, Inc.	122,500	6,273,225
Zimmer Holdings, Inc. (a)	47,550	1,452,177
		17,600,742
Health Care Providers & Services - 1.0%
Cardinal Health, Inc.	158,605	10,255,399
Pharmaceuticals - 10.0%
American Home Products Corp.	286,900	17,604,184
Bristol-Myers Squibb Co.	301,300	15,366,300
Eli Lilly & Co.	45,600	3,581,424
Forest Laboratories, Inc. (a)	140,240	11,492,668
Johnson & Johnson	110,600	6,536,460
King Pharmaceuticals, Inc. (a)	35,600	1,499,828
Merck & Co., Inc.	22,400	1,317,120
Pfizer, Inc.	828,093	32,999,506
Schering-Plough Corp.	188,000	6,732,280
		97,129,770
TOTAL HEALTH CARE		137,146,872
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	22,000	1,199,000
Airlines - 0.4%
Delta Air Lines, Inc.	22,200	649,572
Southwest Airlines Co.	165,350	3,055,668
		3,705,240
Building Products - 0.1%
Masco Corp.	55,700	1,364,650

	Shares	Value (Note 1)
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	167,400	$ 2,353,644
Avery Dennison Corp.	16,800	949,704
Dun & Bradstreet Corp. (a)	21,450	757,185
Paychex, Inc.	96,223	3,353,372
Robert Half International, Inc. (a)	60,900	1,626,030
		9,039,935
Industrial Conglomerates - 6.6%
General Electric Co.	958,450	38,414,676
Minnesota Mining & Manufacturing Co.	80,300	9,492,263
Textron, Inc.	71,700	2,972,682
Tyco International Ltd.	225,700	13,293,730
		64,173,351
Machinery - 1.1%
Danaher Corp.	139,400	8,407,214
Ingersoll-Rand Co.	46,700	1,952,527
		10,359,741
Road & Rail - 1.2%
CSX Corp.	171,990	6,028,250
Union Pacific Corp.	96,740	5,514,180
		11,542,430
TOTAL INDUSTRIALS		101,384,347
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.6%
Brocade Communications System, Inc. (a)	22,700	751,824
Cisco Systems, Inc. (a)	322,860	5,846,995
Comverse Technology, Inc. (a)	49,900	1,116,263
Corning, Inc.	180,400	1,609,168
Lucent Technologies, Inc.	144,900	911,421
Nokia Corp. sponsored ADR	79,600	1,952,588
QUALCOMM, Inc. (a)	63,600	3,211,800
		15,400,059
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	221,400	6,017,652
EMC Corp. (a)	178,740	2,402,266
International Business Machines Corp.	36,300	4,390,848
Sun Microsystems, Inc. (a)	120,500	1,482,150
		14,292,916
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	40,600	1,988,588
Electronic Data Systems Corp.	37,800	2,591,190
Investment Technology Group, Inc. (a)	25,050	978,704
		5,558,482
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	85,500	3,795,345
Applied Materials, Inc. (a)	12,300	493,230
Atmel Corp. (a)	168,300	1,240,371
Intel Corp.	396,610	12,473,385
International Rectifier Corp. (a)	27,900	973,152
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	73,400	$ 3,637,704
LAM Research Corp. (a)	55,600	1,291,032
Micron Technology, Inc. (a)	217,800	6,751,800
National Semiconductor Corp. (a)	168,500	5,188,115
Teradyne, Inc. (a)	108,400	3,267,176
Xilinx, Inc. (a)	74,100	2,893,605
		42,004,915
Software - 6.9%
BEA Systems, Inc. (a)	70,800	1,090,320
Computer Associates International, Inc.	172,500	5,949,525
Microsoft Corp. (a)	842,900	55,842,122
PeopleSoft, Inc. (a)	37,300	1,499,460
Siebel Systems, Inc. (a)	44,900	1,256,302
Synopsys, Inc. (a)	26,800	1,583,076
		67,220,805
TOTAL INFORMATION TECHNOLOGY		144,477,177
MATERIALS - 1.3%
Chemicals - 0.4%
Praxair, Inc.	67,200	3,712,800
Metals & Mining - 0.1%
Alcoa, Inc.	45,500	1,617,525
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,061,949
International Paper Co.	40,200	1,622,070
Weyerhaeuser Co.	54,800	2,963,584
		7,647,603
TOTAL MATERIALS		12,977,928
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,111,166
AT&T Corp.	35,400	642,156
BellSouth Corp.	228,700	8,724,905
SBC Communications, Inc.	279,060	10,930,780
		22,409,007
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	311,000	3,408,560
Vodafone Group PLC	122,991	315,842
		3,724,402
TOTAL TELECOMMUNICATION SERVICES		26,133,409
TOTAL COMMON STOCKS (Cost $844,935,141)		915,642,550
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	$ 442,700
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	317,625
TOTAL CORPORATE BONDS (Cost $663,250)			760,325
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	58,844,220	58,844,220
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	5,586,000	5,586,000
TOTAL MONEY MARKET FUNDS (Cost $64,430,220)		64,430,220
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $910,028,611)		980,833,095
NET OTHER ASSETS - (0.5)%		(5,251,472)
NET ASSETS - 100%		$ 975,581,623
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $442,700 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $890,188,503 and $956,077,373, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,330 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $915,157,074. Net unrealized appreciation aggregated $65,676,021, of which $127,914,640 related to appreciated investment securities and $62,238,619 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

Growth Opportunities Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,385,100) (cost $910,028,611) - See accompanying schedule		$ 980,833,095
Receivable for investments sold		5,956,186
Receivable for fund shares sold		567,671
Dividends receivable		814,165
Interest receivable		122,722
Other receivables		17,163
Total assets		988,311,002
Liabilities
Payable for investments purchased	$ 5,318,130
Payable for fund shares redeemed	1,174,038
Accrued management fee	470,385
Distribution fees payable	32,259
Other payables and accrued expenses	148,567
Collateral on securities loaned, at value	5,586,000
Total liabilities		12,729,379
Net Assets		$ 975,581,623
Net Assets consist of:
Paid in capital		$ 1,083,717,421
Undistributed net investment income		8,073,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,010,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,800,265
Net Assets		$ 975,581,623
Initial Class: Net Asset Value, offering price and redemption price per share ($652,492,820 ÷ 43,124,544 shares)		$15.13
Service Class: Net Asset Value, offering price and redemption price per share ($278,445,984 ÷18,433,884 shares)		$15.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,642,819 ÷ 2,968,403 shares)		$15.04

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,706,366
Interest		4,054,388
Security lending		41,517
Total income		15,802,271
Expenses
Management fee	$ 6,264,611
Transfer agent fees	721,777
Distribution fees	388,030
Accounting and security lending fees	275,340
Non-interested trustees' compensation	3,825
Custodian fees and expenses	48,556
Registration fees	369
Audit	27,084
Legal	8,449
Miscellaneous	101,673
Total expenses before reductions	7,839,714
Expense reductions	(223,343)	7,616,371
Net investment income		8,185,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(137,476,105)
Foreign currency transactions	(9,178)
Futures contracts	(12,018,735)	(149,504,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,485,765)
Assets and liabilities in foreign currencies	(23,418)
Futures contracts	2,539,863	(46,969,320)
Net gain (loss)		(196,473,338)
Net increase (decrease) in net assets resulting from operations		$ (188,287,438)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,185,900	$ 4,525,883
Net realized gain (loss)	(149,504,018)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(46,969,320)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(188,287,438)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(155,735,950)	(142,511,511)
Total increase (decrease) in net assets	(348,080,179)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $8,073,998 and $3,904,996, respectively)	$ 975,581,623	$ 1,323,661,802

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,904,497	$ 154,769,236	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(20,623,054)	(321,562,633)	(31,115,720)	(637,099,314)
Net increase (decrease)	(10,537,396)	$ (163,621,270)	(12,923,924)	$ (265,425,972)
Service Class Sold	3,240,124	$ 50,526,723	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(4,389,986)	(67,420,661)	(2,725,190)	(55,547,216)
Net increase (decrease)	(1,104,998)	$ (16,108,809)	4,628,410	$ 94,285,196
Service Class 2 A Sold	2,152,732	$ 33,624,263	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(650,918)	(9,729,669)	(73,833)	(1,451,276)
Net increase (decrease)	1,507,518	$ 23,994,129	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income E	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(2.55)	(3.71)	.93	4.55	4.47
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total Return C, D	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.67%	.66%	.68%	.70%	.73%
Net investment income	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	89%	117%	42%	29%	26%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income E	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C, D	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.79%	.80%	.84% A
Expenses net of voluntary waivers, if any	.79%	.79%	.79%	.80%	.84% A
Expenses net of all reductions	.77%	.76%	.78%	.79%	.83% A
Net investment income	.69%	.21%	1.09%	1.16%	1.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income E	.08	.01
Net realized and unrealized gain (loss)	(2.66)	(3.34)
Total from investment operations	(2.58)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 15.04	$ 17.68
Total Return B, C, D	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.95% A
Expenses net of voluntary waivers, if any	.95%	.95% A
Expenses net of all reductions	.93%	.93% A
Net investment income	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,643	$ 25,827
Portfolio turnover rate	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Initial Class	8.46%	7.22%	6.93%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,539 - a 95.39% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Ford O'Neil became Portfolio Manager of Investment Grade Bond Portfolio on October 29, 2001.

Q. How did the fund perform, Ford?

A. Quite well. For the year that ended December 31, 2001, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 8.44%, and the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 8.11%.

Q. How would you recap the past year for investment-grade bonds?

A. In 2001, we saw bonds outperform stocks for the second straight year, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate 11 times during the period in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as the market began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly corporate bonds, performed well and garnered a healthy advantage over Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and government agency securities. Treasuries were further bolstered by the U.S. government's decision in late October to discontinue future issuance of the 30-year bond, which sent its price soaring and its yield plummeting to the lowest level in nearly three years. However, this rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate cutting campaign.

Q. What factors helped shape the fund's returns amid this volatile market?

A. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads - rebounding from historically wide levels despite weak corporate earnings and a record amount of supply - tightened significantly relative to government issues. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance concentrated in this section of the yield curve. Moreover, the fund benefited from the excess yield it generated over Treasuries, as well as by becoming less aggressive and pulling back our corporate weighting during their summer rally, based on our concerns about supply and a weakening economy. We also further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates - including transportation, technology and consumer cyclical issues - at attractive prices. This move helped, as these securities bounced back strongly late in the period.

Q. What other moves had an influence on performance?

A. Diversification remained an important theme throughout the year. Although good credit analysis enabled us to avoid several companies that encountered severe financial stress, having a highly diverse portfolio helped partially protect us from credit events that were impossible to model, analyze or predict. Holding smaller positions in more securities helped reduce our risk exposure and limit our downside relative to the index and many of our peers. Spreading out our sector exposure further aided performance. While emphasizing higher-yielding mortgage securities proved wise for much of the year, diversifying the position late in the period also was an effective strategy. Record low mortgage rates finally triggered a massive refinancing wave - where mortgages get prepaid at par, or face value - a big negative in a market where nearly all bonds were trading at a premium, or above par. We were able to minimize the prepayment risk by shifting our focus toward bonds with strong cash-flow protection characteristics, such as commercial mortgage-backed securities, which performed well. Finally, we captured some additional yield by increasing our stake in high-quality, short-term asset-backed securities.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front - or short - end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight mortgages at the expense of Treasuries and agencies, with the belief that the current level of refinancing is unsustainable. Corporates are still the cheapest asset class in the index by far, but security selection and diversification will remain critical to good performance in that sector going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2><2>.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2001, more than $1.4 billion

Manager: Ford O'Neil, since October 2001; joined Fidelity in 1990

3

Annual Report

Investments December 31, 2001

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	$ 290,000	$ 234,900
Media - 2.9%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,168,901
Clear Channel Communications, Inc.:
6% 11/1/06	Baa3	1,500,000	1,467,720
7.875% 6/15/05	Baa3	2,880,000	3,015,446
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	5,000,000	5,053,000
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	810,000	889,323
Cox Communications, Inc. 7.75% 11/1/10	Baa2	3,700,000	3,979,757
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,964,528
News America Holdings, Inc. 7.75% 1/20/24	Baa3	2,475,000	2,431,267
News America, Inc. 7.28% 6/30/28	Baa3	7,175,000	6,681,145
TCI Communications, Inc. 9.8% 2/1/12	Baa2	1,915,000	2,314,699
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,954,384
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,386,754
			42,306,924
Multiline Retail - 0.1%
Kmart Corp. 9.375% 2/1/06	Ba2	900,000	740,250
TOTAL CONSUMER DISCRETIONARY			43,282,074
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.6%
Kroger Co.:
6.8% 4/1/11	Baa3	4,500,000	4,587,075
8.05% 2/1/10	Baa3	3,195,000	3,493,477
			8,080,552
Food Products - 0.5%
ConAgra Foods, Inc.:
6.75% 9/15/11	Baa1	3,870,000	3,977,238
7.125% 10/1/26	Baa1	1,270,000	1,347,737
Kellogg Co. 6.6% 4/1/11	Baa2	2,400,000	2,462,904
			7,787,879

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	$ 2,000,000	$ 2,019,240
6.625% 9/15/04	Baa3	350,000	345,884
			2,365,124
Tobacco - 0.8%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	1,500,000	1,577,745
7.65% 7/1/08	A2	5,000,000	5,349,100
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	5,325,000	5,485,496
			12,412,341
TOTAL CONSUMER STAPLES			30,645,896
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	2,320,000	2,278,449
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,093,020
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,336,980
			5,708,449
FINANCIALS - 14.0%
Banks - 3.0%
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,021,270
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,035,000	1,990,271
7.8% 2/15/10	Aa3	6,600,000	7,220,268
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,088,170
BankBoston Corp. 6.625% 12/1/05	A2	5,400,000	5,685,606
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,292,321
Capital One Bank 6.375% 2/15/03	Baa2	930,000	944,620
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,598,959
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,481,750
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,695,000	1,824,312
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	261,903
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	266,440
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,699,419
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 1,025,000	$ 1,081,713
7.375% 9/17/04	Baa2	1,320,000	1,405,246
MBNA Corp. 6.34% 6/2/03	Baa2	350,000	354,097
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,563,810
PNC Funding Corp. 5.75% 8/1/06	A2	1,800,000	1,826,100
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	1,750,000	1,771,980
8.817% 3/31/49	A1	1,640,000	1,777,432
Union Planters Corp. 6.75% 11/1/05	A3	400,000	411,952
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	985,815
			43,553,454
Diversified Financials - 9.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,123,493
Alliance Capital Management LP 5.625% 8/15/06	A2	2,475,000	2,468,318
American Gen. Finance Corp. 5.875% 7/14/06	A1	5,400,000	5,581,980
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,250,348
Associates Corp. of North America 6% 7/15/05	Aa1	2,500,000	2,581,875
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	7,750,000	8,105,648
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,188,022
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,154,795
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	513,490
Citigroup, Inc. 7.25% 10/1/10	Aa2	2,900,000	3,110,627
Conoco Funding Co.:
6.35% 10/15/11	Baa1	2,460,000	2,491,709
7.25% 10/15/31	Baa1	1,795,000	1,891,356
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	575,000	589,364
5.25% 6/15/04	A3	235,000	239,486

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
5.5% 8/1/06	A3	$ 2,000,000	$ 1,994,980
6.85% 6/15/04	A3	2,435,000	2,559,842
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	2,000,000	2,029,478
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,165
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	4,000,000	3,898,480
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,900,000	2,834,170
6.875% 2/1/06	A2	4,600,000	4,598,390
7.375% 10/28/09	A2	4,020,000	3,968,866
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,840,000	1,875,954
6.75% 1/15/06	A2	2,660,000	2,694,128
6.875% 9/15/11	A2	1,720,000	1,682,246
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	4,300,000	4,482,277
Household Finance Corp.:
6.375% 10/15/11	A2	4,000,000	3,873,760
6.5% 1/24/06	A2	605,000	621,994
8% 5/9/05	A2	595,000	640,166
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	6,600,000	7,622,670
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	5,050,000	5,514,600
J.P. Morgan Chase & Co.:
5.625% 8/15/06	Aa3	1,905,000	1,928,051
6.75% 2/1/11	A1	2,130,000	2,183,378
Mellon Funding Corp. 7.5% 6/15/05	A1	5,650,000	6,156,579
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	3,970,000	4,115,699
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,865,952
7.875% 11/15/10	Baa2	2,120,000	2,192,525
Popular North America, Inc. 6.125% 10/15/06	A3	3,235,000	3,130,833
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,110,000	2,156,040
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	3,250,000	3,303,853
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	6,000,000	5,847,000
Sprint Capital Corp.:
6.875% 11/15/28	Baa1	5,380,000	4,921,032
7.125% 1/30/06	Baa1	1,480,000	1,542,900
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,667,310
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	826,200
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	$ 785,000	$ 769,755
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,776,544
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,598,670
			133,937,998
Insurance - 0.5%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	792,368
MetLife, Inc. 6.125% 12/1/11	A1	2,150,000	2,129,403
The Chubb Corp. 6.8% 11/15/31	Aa3	5,000,000	4,892,500
			7,814,271
Real Estate - 1.4%
Arden Realty LP 7% 11/15/07	Baa3	5,000,000	4,851,050
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,430,000	1,470,312
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	516,962
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,569,870
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,999,304
6.625% 2/15/05	Baa1	4,500,000	4,663,890
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,049,170
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,736,369
ProLogis Trust 6.7% 4/15/04	Baa1	460,000	474,720
			20,331,647
TOTAL FINANCIALS			205,637,370
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	2,000,000	2,251,520
Raytheon Co.:
5.7% 11/1/03	Baa3	1,800,000	1,841,886
7.9% 3/1/03	Baa3	2,535,000	2,655,336
8.2% 3/1/06	Baa3	5,900,000	6,408,403
			13,157,145
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	550,000	474,579
7.73% 9/15/12	Ba2	180,342	133,747

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	$ 334,701	$ 301,231
pass thru trust certificate:
7.57% 11/18/10	A3	465,000	456,435
7.92% 5/18/12	Baa1	500,000	469,990
			1,835,982
Commercial Services & Supplies - 0.3%
First Data Corp. 5.625% 11/1/11	A1	4,000,000	3,764,800
Machinery - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	4,750,000	4,540,953
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,102,120
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,431,920
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	2,800,000	2,887,752
			10,421,792
TOTAL INDUSTRIALS			33,720,672
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11 (c)	A3	3,375,000	3,411,720
Computers & Peripherals - 0.4%
International Business Machines Corp. 4.875% 10/1/06	A1	6,400,000	6,294,912
TOTAL INFORMATION TECHNOLOGY			9,706,632
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6.5% 3/15/29	A3	10,135,000	8,853,227
8% 11/15/31 (c)	A3	1,625,000	1,677,427
British Telecommunications PLC:
8.375% 12/15/10	Baa1	1,300,000	1,436,318
8.875% 12/15/30	Baa1	3,250,000	3,729,505
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	1,000,000	1,091,940
8.125% 6/15/09 (c)	A2	3,000,000	3,249,750
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,858,255
9% 8/15/31 (c)	Baa2	2,065,000	2,253,390
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	6,750,000	6,815,678
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,327,786
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	$ 1,730,000	$ 1,750,449
Telefonica Europe BV 8.25% 9/15/30	A2	7,060,000	7,701,613
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,500,000	3,666,250
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	2,899,105
7.7% 7/20/29	Baa1	1,066,000	897,668
TELUS Corp. yankee 7.5% 6/1/07	Baa2	5,310,000	5,527,126
			58,735,487
Wireless Telecommunication Services - 0.2%
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	3,500,000	3,503,500
TOTAL TELECOMMUNICATION SERVICES			62,238,987
UTILITIES - 2.2%
Electric Utilities - 1.3%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,453,335
7.05% 12/11/07 (c)	Baa2	3,000,000	3,024,000
Detroit Edison Co. 6.125% 10/1/10	A3	2,350,000	2,300,462
FirstEnergy Corp. 6.45% 11/15/11	Baa2	2,300,000	2,232,472
Hydro-Quebec 6.3% 5/11/11	A1	8,000,000	8,136,800
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,728,658
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	201,429
			19,077,156
Gas Utilities - 0.6%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	2,190,000	2,156,055
6.85% 4/15/11	A3	445,000	451,319
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,337,893
7.625% 11/15/10	A3	925,000	1,004,495
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	1,900,000	1,958,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,043,060

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 624,902
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,027,890
			9,603,944
Multi-Utilities - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	2,230,000	2,194,320
7.5% 1/15/31	Baa2	2,080,000	2,014,147
			4,208,467
TOTAL UTILITIES			32,889,567
TOTAL NONCONVERTIBLE BONDS (Cost $416,671,948)			423,829,647
U.S. Government and Government Agency Obligations - 15.1%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,448,963
6.25% 2/1/11	Aa2	1,255,000	1,274,804
7.125% 6/15/10	Aaa	2,600,000	2,851,056
7.25% 1/15/10	Aaa	7,765,000	8,576,675
7.25% 5/15/30	Aaa	17,684,000	19,785,708
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,797
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,590,338
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,378,604
5.875% 3/21/11	Aa2	7,205,000	7,120,557
6% 6/15/11	Aaa	16,240,000	16,488,472
6.75% 3/15/31	Aaa	2,415,000	2,561,035
6.77% 9/15/02	Aaa	150,000	154,218
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,232,507	1,352,381
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	Aaa	18,533	18,992
Class 3-T, 9.625% 5/15/02	Aaa	975	997
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 2,667	$ 2,738
Series 1993-D, 5.23% 5/15/05	Aaa	5,957	6,117
Series 1994-A, 7.12% 4/15/06	Aaa	4,763	5,095
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	4,718	5,057
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	3,529	3,622
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	71,225	74,006
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	60,750	62,237
6.86% 4/30/04	Aaa	572,958	600,319
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			71,372,788
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa	5,000,000	4,927,350
6.125% 8/15/29	Aaa	15,380,000	16,278,807
6.25% 5/15/30	Aaa	10,910,000	11,806,693
11.25% 2/15/15	Aaa	14,060,000	21,571,133
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	1,400,000	1,349,250
3.625% 8/31/03	Aaa	6,000,000	6,083,460
5% 2/15/11	Aaa	1,920,000	1,912,800
5% 8/15/11	Aaa	25,400,000	25,320,498
5.75% 11/15/05	Aaa	40,000,000	42,243,600

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
6.125% 8/15/07	Aaa	$ 12,225,000	$ 13,141,875
6.5% 10/15/06	Aaa	5,000,000	5,437,500
TOTAL U.S. TREASURY OBLIGATIONS			150,072,966
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,142,048)			221,445,754
U.S. Government Agency - Mortgage Securities - 34.0%

Fannie Mae - 18.0%
5.5% 9/1/16 to 12/1/16	Aaa	23,030,953	22,642,191
6% 2/1/13 to 2/1/29	Aaa	10,583,441	10,474,710
6% 1/1/31 (d)	Aaa	39,823,673	38,964,975
6.5% 2/1/10 to 10/1/31	Aaa	148,160,597	148,324,366
7% 12/1/24 to 9/1/31	Aaa	14,636,615	14,944,420
7.5% 7/1/07 to 5/1/31	Aaa	26,268,473	27,195,941
8% 3/1/23 to 3/1/30	Aaa	841,620	893,373
8.5% 3/1/25 to 6/1/25	Aaa	12,953	13,864
TOTAL FANNIE MAE			263,453,840
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	Aaa	1,412,472	1,512,049
Government National Mortgage Association - 15.9%
6% 8/15/08 to 4/15/31	Aaa	33,974,346	33,412,065
6.5% 10/15/27 to 12/15/28	Aaa	11,598,882	11,647,112
7% 1/15/28 to 11/15/31	Aaa	64,087,995	65,464,405
7% 1/1/31 (d)	Aaa	29,950,000	30,558,359
7% 1/1/31 (d)	Aaa	1,444,569	1,473,912
7% 1/1/32 (d)	Aaa	82,177,268	83,846,494
7.5% 3/15/06 to 10/15/28	Aaa	5,974,388	6,206,929
8% 2/15/17	Aaa	86,264	91,881
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			232,701,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $496,021,221)			497,667,046
Asset-Backed Securities - 4.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	A1	$ 1,500,000	$ 1,566,401
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	4,045,625
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	735,000	746,685
5.07% 2/15/08	Aaa	4,900,000	4,947,469
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,000,000	4,967,000
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	7,000,000	7,184,790
5.85% 11/16/04	A2	4,000,000	4,062,574
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,434,836
5.71% 9/15/05	A2	755,000	778,151
7.03% 11/15/03	Aaa	209,000	211,939
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	3,080,000	3,144,006
5.09% 10/18/06	Aaa	1,640,000	1,671,263
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,215,469
MBNA Credit Card Master Note Trust:
2.26% 1/15/09 (e)	A2	12,100,000	12,100,000
5.75% 10/15/08	Aaa	1,800,000	1,850,133
Railcar Trust 7.75% 6/1/04	Aaa	309,030	327,379
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,395,233
7.5% 11/15/07	A2	1,300,000	1,376,781
TOTAL ASSET-BACKED SECURITIES (Cost $58,899,563)			60,025,734
Commercial Mortgage Securities - 2.4%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	3,872,981	3,921,998
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (c)(e)	A1	2,636,637	2,628,398
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,180,578
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,095,020
Series 2001-CKN5 Class AX, 1.1177% 9/15/34 (c)(g)	Aaa	32,570,000	2,320,319
Series 1998-C1 Class C, 6.78% 5/17/40	A	5,000,000	4,940,105

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,000,000	$ 3,228,798
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	527,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	525,859
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,081,252
GGP Mall Properties Trust Series 2001-GGPA Class A2, 5.007% 12/15/11 (c)	Aaa	3,496,573	3,381,978
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (c)(e)	Baa3	1,000,000	941,250
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (c)(e)(g)	Aaa	78,570,000	3,179,634
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	3,000,000	3,125,132
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,557,031
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,891,527)			35,634,383
Foreign Government and Government Agency Obligations (h) - 1.6%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	518,260
Chilean Republic 7.125% 1/11/12	Baa1	3,520,000	3,602,720
Malaysian Government yankee 8.75% 6/1/09	Baa2	1,500,000	1,683,705
Manitoba Province yankee 6.75% 3/1/03	Aa1	500,000	524,870
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,880,784
Quebec Province:
yankee 7.125% 2/9/24	A1	250,000	265,100
7% 1/30/07	A1	1,000,000	1,077,780
7.5% 9/15/29	A1	8,550,000	9,367,380
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,285,200
9.875% 2/1/10	Baa3	2,290,000	2,553,350
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,361,814)			22,759,149
Fixed-Income Funds - 3.4%
	Shares	Value (Note 1)
Fidelity® Ultra-Short Central Fund (f) (Cost $50,000,000)	5,000,000	$ 49,900,000
Cash Equivalents - 21.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.82%, dated 12/31/01 due 1/2/02 (Cost $307,083,000)	$ 307,114,063	307,083,000
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,608,071,121)	1,618,344,713
NET OTHER ASSETS - (10.5)%	(154,079,159)
NET ASSETS - 100%	$ 1,464,265,554
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,534,415 or 3.9% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.3%	AAA, AA, A	60.2%
Baa	13.3%	BBB	14.5%
Ba	0.3%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $3,316,150,853 and $2,787,796,859, respectively, of which long-term U.S. government and government agency obligations aggregated $574,704,452 and $2,459,832,689, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,161,583. The weighted average interest rate was 3.3%. Interest earned from the interfund lending program amounted to $11,279 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,608,278,071. Net unrealized appreciation aggregated $10,066,642, of which $18,758,278 related to appreciated investment securities and $8,691,636 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $3,067,000 all of which will expire on December 31, 2008.

A total of 14.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $25,679,400 and repurchase agreements of $307,083,000) (cost $1,608,071,121) - See accompanying schedule		$ 1,618,344,713
Cash		3,925,135
Receivable for fund shares sold		12,613,587
Interest receivable		14,004,928
Total assets		1,648,888,363
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 156,014,880
Payable for fund shares redeemed	1,715,808
Accrued management fee	508,847
Distribution fees payable	3,516
Other payables and accrued expenses	186,770
Collateral on securities loaned, at value	26,192,988
Total liabilities		184,622,809
Net Assets		$ 1,464,265,554
Net Assets consist of:
Paid in capital		$ 1,399,569,360
Undistributed net investment income		59,683,304
Accumulated undistributed net realized gain (loss) on investments		(5,260,702)
Net unrealized appreciation (depreciation) on investments		10,273,592
Net Assets		$ 1,464,265,554
Initial Class: Net Asset Value, offering price and redemption price per share ($1,445,925,032 ÷ 111,917,021 shares)		$12.92
Service Class: Net Asset Value, offering price and redemption price per share ($115,484 ÷ 8,957 shares)		$12.89
Service Class 2: Net Asset Value, offering price and redemption price per share ($18,225,038 ÷ 1,421,226 shares)		$12.82

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 66,344,238
Security lending		108,034
Total income		66,452,272
Expenses
Management fee	$ 4,733,249
Transfer agent fees	761,488
Distribution fees	17,600
Accounting and security lending fees	272,164
Non-interested trustees' compensation	3,471
Custodian fees and expenses	73,970
Audit	13,812
Legal	5,183
Miscellaneous	156,172
Total expenses before reductions	6,037,109
Expense reductions	(7,158)	6,029,951
Net investment income		60,422,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,264,143
Change in net unrealized appreciation (depreciation) on investment securities		2,695,000
Net gain (loss)		20,959,143
Net increase (decrease) in net assets resulting from operations		$ 81,381,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 60,422,321	$ 41,654,684
Net realized gain (loss)	18,264,143	(10,492,303)
Change in net unrealized appreciation (depreciation)	2,695,000	37,499,798
Net increase (decrease) in net assets resulting from operations	81,381,464	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	684,676,925	56,071,728
Total increase (decrease) in net assets	724,019,305	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $59,683,304 and $41,328,235, respectively)	$ 1,464,265,554	$ 740,246,249
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	76,499,188	$ 964,627,665	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(26,813,346)	(339,570,756)	(19,290,975)	(229,327,088)
Net increase (decrease)	53,150,220	$ 667,045,167	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	1,835,171	$ 23,132,398	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(435,939)	(5,551,466)	(147)	(1,778)
Net increase (decrease)	1,402,962	$ 17,625,911	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Income from Investment Operations
Net investment income D	.685 G	.771	.743	.725	.759
Net realized and unrealized gain (loss)	.335 G	.499	(.873)	.335	.291
Total from investment operations	1.020	1.270	(.130)	1.060	1.050
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)
From net realized gain	-	-	(.160)	(.070)	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)
Net asset value, end of period	$ 12.920	$ 12.590	$ 12.160	$ 12.960	$ 12.560
Total Return C	8.46%	11.22%	(1.05)%	8.85%	9.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.54%	.54%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.57%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.57%	.58%
Net investment income	5.47% G	6.50%	6.07%	5.85%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813	$ 324,525
Portfolio turnover rate	278%	154%	87%	239%	191%

Financial Highlights - Service Class

Years ended December 31,	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income D	.674G	.377
Net realized and unrealized gain (loss)	.326G	.403
Total from investment operations	1.000	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.890	$ 12.580
Total Return B, C	8.30%	6.61%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64% A
Expenses net of all reductions	.64%	.64% A
Net investment income	5.37%G	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115	$ 107
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 for Initial Class and $.009 for Service Class and increase net realized and unrealized gain (loss) per share by $.009 for Initial Class and $.009 for Service Class. Without this change the ratio of net investment income to average net assets would have been 5.54% for Initial Class and 5.45% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income E	.643 H	.686
Net realized and unrealized gain (loss)	.327 H	.634
Total from investment operations	.970	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.820	$ 12.540
Total Return B, C, D	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	1.75% A
Expenses net of voluntary waivers, if any	.82%	1.05% A
Expenses net of all reductions	.82%	1.05% A
Net investment income	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,225	$ 229
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 and increase net realized and unrealized gain (loss) per share by $.009. Without this change the ratio of net investment income to average net assets would have been 5.27%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	-3.26%	25.65%
S&P ® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,887 - a 98.87% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's MidCap 400 Index, which returned -0.60% for the 12-month period that ended on December 31, 2001, but substantially outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -12.97% for the same period.

Q. What major factors affected performance during the period?

A. The fund significantly underweighted technology stocks throughout the period. On December 31, 2001, information technology stocks accounted for only 3.6% of the fund's net assets, compared with 18.8% for the S&P MidCap index. Tech stocks were de-emphasized because of concerns over high valuations at a time of slowing industry growth and overbuilt inventories. This defensive posture helped the fund's relative performance in the early part of the year, especially compared to its mutual fund peers, many of which held large technology positions. But it also caused the fund to miss most of the upside when tech rallied in the late spring and again in the fourth quarter of 2001. I made a few changes after I became manager in mid-June, but for the most part maintained a defensive posture. That strategy generally benefited performance during the second half of the year as the economy continued to weaken.

Q. What changes did you make after taking over the fund?

A. I gradually transitioned the portfolio into names I was comfortable owning in expectation of a softening economy. In the consumer area, I chose to underweight cyclical stocks and overweight consumer staples, where I thought earnings growth would be better. I looked for sectors and companies that I thought would continue to grow in spite of economic slowness, so I increased holdings in utilities, energy and health care, and reduced exposure to financial services, a strategy that generally worked well. I also added to the fund's gold position - as a sort of insurance measure against unforeseen world events - and that investment did well for the year. I would've liked to own more technology companies and to have participated in the rally that occurred after the market bottomed in the fall. I believe their valuations are still too high, however, so I intend to be patient as I look to move back into that sector.

Q. The largest contribution to performance came from owning S&P MidCap 400 futures. What was the strategy there?

A. When the market bottomed at the end of September, I realized that it was oversold. Valuations had corrected significantly, and I believed I couldn't afford to have shareholders sitting on the sidelines in too much cash. However, since I was relatively new to managing mid-cap stocks, I didn't have enough individual names that I was comfortable buying en masse. Therefore, I decided to buy MidCap 400 futures as a temporary measure that would give shareholders a chance to participate in the oversold market. The strategy worked well as a timing move. Going forward, it is not my intention to make extensive use of futures.

Q. What individual stocks did the most to help performance?

A. Two names stand out in the energy sector - BJ Services and Suncor Energy. Late in the period, both were selling at attractive valuations and had good upswings in price along with the energy sector in general. Another strong contributor was CVS, the drug store chain, which was bought after a significant price correction. Affiliated Computer Services, a top 10 holding during the period, also was a great stock. This business process outsourcing company, a traditionally steady performer even in down cycles, had 44% earnings growth in 2001.

Q. Which holdings were most responsible for holding back performance?

A. Valuations plummeted significantly for Waters Corp., which provides products and services to the pharmaceutical, chemical and environmental testing industries. Its decelerating earnings growth was likely responsible for some of that contraction. Sumitomo, the Japanese banking company, was a disappointment as well. I bought it because I think it's a high-quality name, but it underperformed as a result of ongoing difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. Growth stocks did quite well after the market bottomed. Valuations are still high on an absolute basis. And we're still not sure how robust any recovery will be. For those reasons, I think that the market may take a bit of a rest in the near term, and value-style investing may come back into vogue. The strategy I'll pursue is to look for companies with good balance sheets, good visibility in understandable businesses, and multiples that are a bit lower and earnings growth that is a bit faster than the market average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2001, more than $1.1 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Superior Industries International, Inc.	96,900	$ 3,900,225
Distributors - 0.5%
Handleman Co. (a)	378,400	5,619,240
Hotels, Restaurants & Leisure - 1.8%
Jack in the Box, Inc. (a)	29,180	803,617
Sonic Corp. (a)	496,100	17,859,600
Wendy's International, Inc.	81,400	2,374,438
WMS Industries, Inc. (a)	8,600	172,000
		21,209,655
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	38,200	1,588,738
Furniture Brands International, Inc. (a)	36,300	1,162,326
Ryland Group, Inc.	113,100	8,278,920
		11,029,984
Leisure Equipment & Products - 0.5%
Mattel, Inc.	105,100	1,807,720
Oakley, Inc. (a)	225,500	3,666,630
		5,474,350
Media - 0.0%
Westwood One, Inc. (a)	4,200	126,210
Multiline Retail - 0.3%
Factory 2-U Stores, Inc. (a)	148,700	2,979,948
Specialty Retail - 1.6%
AutoZone, Inc. (a)	51,400	3,690,520
Galyan's Trading Co., Inc.	250,000	3,560,000
Michaels Stores, Inc. (a)	163,100	5,374,145
O'Reilly Automotive, Inc. (a)	51,900	1,892,793
Pier 1 Imports, Inc.	261,000	4,525,740
		19,043,198
Textiles & Apparel - 1.3%
Columbia Sportswear Co. (a)	220,800	7,352,640
Liz Claiborne, Inc.	18,470	918,883
Quiksilver, Inc. (a)	236,300	4,064,360
Vans, Inc. (a)	200,200	2,550,548
		14,886,431
TOTAL CONSUMER DISCRETIONARY		84,269,241
CONSUMER STAPLES - 12.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	243,600	5,724,600
Food & Drug Retailing - 3.5%
CVS Corp.	1,066,100	31,556,560
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	2,643,840
George Weston Ltd.	43,450	2,822,776
Performance Food Group Co. (a)	71,100	2,500,587
Whole Foods Market, Inc. (a)	3,300	143,748
		39,667,511

	Shares	Value (Note 1)
Food Products - 7.3%
Archer-Daniels-Midland Co.	288,645	$ 4,142,056
Dean Foods Co. (a)	358,200	24,429,240
H.J. Heinz Co.	42,200	1,735,264
Hershey Foods Corp.	325,400	22,029,580
Hormel Foods Corp.	64,100	1,722,367
McCormick & Co., Inc. (non-vtg.)	271,600	11,399,052
Nestle SA (Reg.)	17,000	3,630,550
Smithfield Foods, Inc. (a)	571,200	12,589,248
Wm. Wrigley Jr. Co.	51,800	2,660,966
		84,338,323
Personal Products - 0.4%
Alberto-Culver Co. Class B	102,000	4,563,480
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,531,590
TOTAL CONSUMER STAPLES		143,825,504
ENERGY - 10.3%
Energy Equipment & Services - 6.3%
BJ Services Co. (a)	736,660	23,904,617
ENSCO International, Inc.	44,910	1,116,014
GlobalSantaFe Corp.	246,050	7,017,346
National-Oilwell, Inc. (a)	588,600	12,131,046
Smith International, Inc. (a)	13,700	734,594
Tidewater, Inc.	374,850	12,707,415
Varco International, Inc. (a)	745,548	11,168,302
W-H Energy Services, Inc. (a)	207,100	3,945,255
		72,724,589
Oil & Gas - 4.0%
Ashland, Inc.	48,600	2,239,488
Devon Energy Corp.	0	15
Equitable Resources, Inc.	88,800	3,025,416
Occidental Petroleum Corp.	91,900	2,438,107
Suncor Energy, Inc.	580,700	19,118,296
Sunoco, Inc.	64,600	2,412,164
USX - Marathon Group	345,800	10,374,000
Valero Energy Corp.	172,500	6,575,700
		46,183,186
TOTAL ENERGY		118,907,775
FINANCIALS - 10.3%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	73,196	2,879,531
Diversified Financials - 1.1%
Sumitomo Trust & Banking Ltd.	3,268,000	13,204,040
Insurance - 6.0%
AFLAC, Inc.	21,500	528,040
Alleghany Corp.	76,800	14,780,160
Allmerica Financial Corp.	145,900	6,499,845
Arthur J. Gallagher & Co.	50,300	1,734,847
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,635,600
Class B (a)	2,543	6,421,075
Everest Re Group Ltd.	52,880	3,738,616
Hilb, Rogal & Hamilton Co.	22,200	1,244,310
Mercury General Corp.	49,100	2,143,706
MIIX Group, Inc.	39,400	480,680
Ohio Casualty Corp.	99,100	1,590,555
Old Republic International Corp.	139,400	3,904,594
PartnerRe Ltd.	28,100	1,517,400
Principal Financial Group, Inc.	140,200	3,364,800
ProAssurance Corp. (a)	33,800	594,204
Progressive Corp.	21,300	3,180,090
Protective Life Corp.	78,880	2,281,998
Prudential Financial, Inc.	8,000	265,520
RenaissanceRe Holdings Ltd.	14,100	1,345,140
SCPIE Holding, Inc.	45,700	1,336,725
StanCorp Financial Group, Inc.	7,542	356,360
W.R. Berkley Corp.	76,800	4,124,160
Zenith National Insurance Corp.	300	8,382
		69,076,807
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	268,800	12,292,224
Duke Realty Corp.	872,600	21,230,358
		33,522,582
TOTAL FINANCIALS		118,682,960
HEALTH CARE - 13.0%
Biotechnology - 0.6%
Charles River Labs International, Inc. (a)	4,900	164,052
Invitrogen Corp. (a)	51,300	3,177,009
Sepracor, Inc. (a)	41,160	2,348,590
Techne Corp. (a)	32,900	1,212,365
		6,902,016
Health Care Equipment & Supplies - 2.6%
Apogent Technologies, Inc.	156,700	4,042,860
Becton, Dickinson & Co.	55,000	1,823,250
Biomet, Inc.	99,450	3,073,005
DENTSPLY International, Inc.	5,200	261,040
Guidant Corp. (a)	136,100	6,777,780
Invacare Corp.	80,300	2,706,913
St. Jude Medical, Inc. (a)	111,500	8,657,975
Vital Signs, Inc.	68,300	2,383,670
		29,726,493
Health Care Providers & Services - 3.6%
AmeriPath, Inc. (a)	182,000	5,871,320
Andrx Group (a)	62,100	4,372,461
Centene Corp.	2,300	50,485

	Shares	Value (Note 1)
First Health Group Corp. (a)	52,100	$ 1,288,954
McKesson Corp.	196,500	7,349,100
Pharmaceutical Product Development, Inc. (a)	388,400	12,549,204
RehabCare Group, Inc. (a)	303,700	8,989,520
Res-Care, Inc. (a)	178,900	1,583,265
		42,054,309
Pharmaceuticals - 6.2%
Alpharma, Inc. Class A	1,403,000	37,109,346
American Pharmaceutical Partners, Inc.	15,000	312,000
Atrix Laboratories, Inc. (a)	80,000	1,648,800
Barr Laboratories, Inc. (a)	26,800	2,126,848
Biovail Corp. (a)	68,500	3,826,979
King Pharmaceuticals, Inc. (a)	0	14
Mylan Laboratories, Inc.	194,100	7,278,750
Perrigo Co. (a)	211,600	2,501,112
SICOR, Inc. (a)	662,800	10,392,704
Watson Pharmaceuticals, Inc. (a)	190,300	5,973,517
		71,170,070
TOTAL HEALTH CARE		149,852,888
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp. Class B	305	14,183
United Defense Industries, Inc.	4,000	84,200
		98,383
Air Freight & Couriers - 0.0%
Expeditors International of Washington, Inc.	2,200	125,290
Forward Air Corp. (a)	7,285	247,107
		372,397
Building Products - 1.4%
American Standard Companies, Inc. (a)	113,830	7,766,621
York International Corp.	218,400	8,327,592
		16,094,213
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	3,000	80,700
Avery Dennison Corp.	34,300	1,938,979
ChoicePoint, Inc. (a)	100,500	5,094,345
DeVry, Inc. (a)	304,300	8,657,335
eFunds Corp. (a)	442,100	6,078,875
Ionics, Inc. (a)	113,200	3,399,396
Valassis Communications, Inc. (a)	157,800	5,620,836
		30,870,466
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	213,700	3,570,927
Fluor Corp.	26,000	972,400
		4,543,327
Electrical Equipment - 0.3%
C&D Technologies, Inc.	149,690	3,420,417
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.3%
Danaher Corp.	34,800	$ 2,098,788
Flowserve Corp. (a)	97,800	2,602,458
Pall Corp.	313,300	7,537,998
Parker Hannifin Corp.	32,300	1,482,893
Tennant Co.	18,800	697,480
		14,419,617
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	31,600	901,548
C.H. Robinson Worldwide, Inc.	44,650	1,291,055
Canadian National Railway Co.	142,500	6,867,146
Norfolk Southern Corp.	70,000	1,283,100
		10,342,849
TOTAL INDUSTRIALS		80,161,669
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.5%
SBA Communications Corp. Class A (a)	474,700	6,180,594
Computers & Peripherals - 0.1%
Netscreen Technologies, Inc. (a)	900	19,917
O2Micro International Ltd. (a)	40,500	974,025
		993,942
Electronic Equipment & Instruments - 1.0%
Anritsu Corp.	633,000	5,062,269
Diebold, Inc.	42,200	1,706,568
Waters Corp. (a)	126,520	4,902,650
		11,671,487
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	109,120	11,580,906
SunGard Data Systems, Inc. (a)	273,960	7,925,663
		19,506,569
Semiconductor Equipment & Products - 0.1%
Cypress Semiconductor Corp. (a)	41,100	819,123
Software - 0.2%
Borland Software Corp. (a)	7,700	120,582
Cadence Design Systems, Inc. (a)	9,600	210,432
Lawson Software, Inc.	2,000	31,500
Nassda Corp.	600	13,494
Numerical Technologies, Inc. (a)	14,200	499,840
Sanchez Computer Associates, Inc. (a)	180,100	1,539,855
		2,415,703
TOTAL INFORMATION TECHNOLOGY		41,587,418
MATERIALS - 14.2%
Chemicals - 2.3%
Agrium, Inc.	428,100	4,532,222
Calgon Carbon Corp.	185,300	1,547,255
Ecolab, Inc.	2,900	116,725

	Shares	Value (Note 1)
IMC Global, Inc.	216,500	$ 2,814,500
Lyondell Chemical Co.	29,480	422,448
Potash Corp. of Saskatchewan	100,620	6,174,007
Praxair, Inc.	84,600	4,674,150
Sigma Aldrich Corp.	144,200	5,682,922
		25,964,229
Containers & Packaging - 3.5%
Ball Corp.	34,312	2,425,858
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	141,500	2,568,225
Pactiv Corp. (a)	1,019,500	18,096,125
Sealed Air Corp. (a)	336,900	13,752,258
Silgan Holdings, Inc. (a)	53,000	1,386,480
Smurfit-Stone Container Corp. (a)	78,000	1,245,660
		40,175,706
Metals & Mining - 7.6%
Agnico-Eagle Mines Ltd.	1,072,430	10,578,758
Alcan, Inc.	76,700	2,754,087
Allegheny Technologies, Inc.	91,900	1,539,325
Antofagasta PLC	62,400	480,620
Barrick Gold Corp.	449,440	7,186,635
Century Aluminum Co.	32,200	430,192
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,491,646
Meridian Gold, Inc. (a)	1,992,400	20,467,291
Newmont Mining Corp.	940,280	17,968,751
Nucor Corp.	39,400	2,086,624
Phelps Dodge Corp.	64,300	2,083,320
Placer Dome, Inc.	586,530	6,412,178
Teck Cominco Ltd. Class B (sub. vtg.)	1,793,500	14,333,576
Worthington Industries, Inc.	24,000	340,800
		88,153,803
Paper & Forest Products - 0.8%
Bowater, Inc.	33,500	1,597,950
International Paper Co.	96,300	3,885,705
Mead Corp.	34,600	1,068,794
Weyerhaeuser Co.	57,000	3,082,560
		9,635,009
TOTAL MATERIALS		163,928,747
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	315,100	10,335,280
Citizens Communications Co. (a)	793,100	8,454,446
		18,789,726
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	321,870	3,277,855
TOTAL TELECOMMUNICATION SERVICES		22,067,581
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 6.2%
Electric Utilities - 3.4%
DPL, Inc.	115,000	$ 2,769,200
FirstEnergy Corp.	620,000	21,687,600
NSTAR	162,800	7,301,580
Southern Co.	81,500	2,066,025
TXU Corp.	116,700	5,502,405
		39,326,810
Gas Utilities - 0.8%
KeySpan Corp.	81,000	2,806,650
NiSource, Inc.	91,370	2,106,992
Sempra Energy	36,000	883,800
Southwestern Energy Co. (a)	349,000	3,629,600
		9,427,042
Multi-Utilities - 2.0%
SCANA Corp.	797,400	22,191,642
TOTAL UTILITIES		70,945,494
TOTAL COMMON STOCKS (Cost $902,261,215)		994,229,277
U.S. Treasury Obligations - 0.5%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.2% 1/3/02 to 3/21/02 (Cost $5,484,948)	-	$ 5,500,000	5,485,373
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	142,959,162	142,959,162
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	17,279,700	17,279,700
TOTAL MONEY MARKET FUNDS (Cost $160,238,862)		160,238,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,067,985,025)		1,159,953,512
NET OTHER ASSETS - (0.7)%		(7,998,246)
NET ASSETS - 100%		$ 1,151,955,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,402,828,991 and $1,201,749,766, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $40,595,074, respectively.

The market value of futures contracts opened and closed during the period amounted to $94,535,037 and $105,803,224, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,816 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	9.2
Japan	1.5
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,070,872,063. Net unrealized appreciation aggregated $89,081,449, of which $115,678,783 related to appreciated investment securities and $26,597,334 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $16,832,230) (cost $1,067,985,025) - See accompanying schedule		$ 1,159,953,512
Cash		72,131
Receivable for investments sold		12,302,884
Receivable for fund shares sold		3,287,375
Dividends receivable		699,618
Interest receivable		230,849
Other receivables		196,560
Total assets		1,176,742,929
Liabilities
Payable for investments purchased	$ 5,411,198
Payable for fund shares redeemed	1,492,216
Accrued management fee	534,374
Distribution fees payable	70,175
Collateral on securities loaned, at value	17,279,700
Total liabilities		24,787,663
Net Assets		$ 1,151,955,266
Net Assets consist of:
Paid in capital		$ 1,110,972,784
Undistributed net investment income		9,876,712
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,862,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,968,086
Net Assets		$ 1,151,955,266
Initial Class: Net Asset Value, offering price and redemption price per share ($574,934,085 ÷ 29,340,172 shares)		$19.60
Service Class: Net Asset Value, offering price and redemption price per share ($366,664,961 ÷ 18,762,671 shares)		$19.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($210,356,220 ÷ 10,791,254 shares)		$19.49

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 8,661,391
Interest		8,023,289
Security lending		93,870
Total income		16,778,550
Expenses
Management fee	$ 5,753,040
Transfer agent fees	671,722
Distribution fees	625,199
Accounting and security lending fees	262,864
Non-interested trustees' compensation	3,340
Custodian fees and expenses	61,322
Registration fees	15
Audit	27,192
Legal	7,149
Miscellaneous	76,489
Total expenses before reductions	7,488,332
Expense reductions	(661,974)	6,826,358
Net investment income		9,952,192
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(32,888,181)
Foreign currency transactions	(75,194)
Futures contracts	11,268,187	(21,695,188)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,912,478)
Assets and liabilities in foreign currencies	616	(14,911,862)
Net gain (loss)		(36,607,050)
Net increase (decrease) in net assets resulting from operations		$ (26,654,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 9,952,192	$ 3,463,098
Net realized gain (loss)	(21,695,188)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(14,911,862)	102,504,149
Net increase (decrease) in net assets resulting from operations	(26,654,858)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	233,603,651	854,104,079
Total increase (decrease) in net assets	206,948,793	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $9,876,712 and $0, respectively)	$ 1,151,955,266	$ 945,006,473
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,676,112	$ 182,558,139	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(9,413,601)	(173,494,579)	(1,207,719)	(23,158,134)
Net increase (decrease)	262,511	$ 9,063,560	28,963,303	$ 553,531,748
Service Class Sold	9,095,820	$ 170,632,678	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(4,323,424)	(80,200,595)	(1,662,521)	(31,588,706)
Net increase (decrease)	4,772,396	$ 90,432,083	12,290,357	$ 230,943,018
Service Class 2 A Sold	8,986,545	$ 167,539,684	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(1,810,628)	(33,431,676)	(234,954)	(4,248,922)
Net increase (decrease)	7,175,917	$ 134,108,008	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.19	.00	.00
Net realized and unrealized gain (loss)	(.86)	4.95	5.05	.31
Total from investment operations	(.66)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.62%	.69%	.97%	1.00% A
Net investment income (loss)	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.17	(.01)	.00
Net realized and unrealized gain (loss)	(.86)	4.93	5.05	.31
Total from investment operations	(.68)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income E	.15	.14
Net realized and unrealized gain (loss)	(.86)	5.35
Total from investment operations	(.71)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 19.49	$ 20.20
Total Return B, C, D	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.99% A
Expenses net of voluntary waivers, if any	.94%	.99% A
Expenses net of all reductions	.88%	.94% A
Net investment income	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,356	$ 73,039
Portfolio turnover rate	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Initial Class	4.18%	5.32%	4.92%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01
Fidelity VIP:
Money Market -
Initial Class	2.05%	3.21%	3.92%	5.16%	6.35%

MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2001?

A. During the entire period, the Federal Reserve Board moved aggressively to bolster economic growth. The Fed opened the year with a surprise cut in the rate banks charge each other for overnight loans - known as the fed funds target rate - and continued to lower it through the first eight months of 2001. As August turned to September, the market was divided as to whether the economy was recovering or if more Fed rate cuts were in the offing. Then came the events of September 11. From that point on, the terrorist attacks and their aftereffects were the most influential developments. After September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the fed funds rate on September 17, when the markets reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 6.50% at the beginning of the period down to 1.75% at the end of 2001.

Q. What other economic developments had an effect on money markets in 2001?

A. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity, in order to lock in yields before they declined. More recently, we sought to maintain a longer average maturity than our peers because we believed that current yields factor in aggressive interest-rate increases by the Fed that we don't think will occur. I focused the portfolio on government agency discount notes, due to concerns regarding the credit quality of longer-term corporate obligations. In addition, issuance of corporate paper declined as funding needs diminished during the economic slowdown, while agency issuance increased significantly. These developments, in turn, made government securities more attractively valued than many corporate alternatives.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Federal Reserve Board, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that the economy has reached a bottom and may be headed toward a recovery. Consumer spending has remained steady, inventories have declined and lower interest rates have helped sustain the housing market. In fact, some believe that the rebound will come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, our feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2001, more than $2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Certificates of Deposit - 48.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
J.P. Morgan Chase Bank
3/11/02	1.75%	$ 30,000,000	$ 30,000,000
London Branch, Eurodollar, Foreign Banks - 25.0%
Abbey National Treasury Services PLC
2/20/02	3.50	60,000,000	60,000,000
ABN-AMRO Bank NV
4/23/02	2.21	55,000,000	55,000,000
Alliance & Leicester PLC
2/13/02	1.92	5,000,000	5,000,030
4/26/02	2.23	5,000,000	5,000,079
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	10,000,000	10,011,677
Bank of Nova Scotia
2/6/02	1.90	40,000,000	40,000,000
Bank of Scotland Treasury Services PLC
2/4/02	1.95	10,000,000	10,000,000
2/6/02	3.56	15,000,000	15,000,127
Barclays Bank PLC
1/22/02	2.05	10,000,000	10,000,000
2/19/02	1.84	15,000,000	15,000,000
Bayerische Hypo-und Vereinsbank AG
2/22/02	2.29	10,000,000	10,000,000
3/11/02	1.86	10,000,000	10,000,000
5/29/02	2.15	15,000,000	15,000,000
Bayerische Landesbank Girozentrale
5/23/02	2.10	15,000,000	14,997,051
Commerzbank AG
2/4/02	1.93	5,000,000	5,007,711
Credit Agricole Indosuez
2/8/02	1.90	25,000,000	25,003,401
5/20/02	2.02	15,000,000	15,000,000
Dresdner Bank AG
2/7/02	1.88	20,000,000	20,000,000
3/11/02	1.90	20,000,000	20,000,000
5/23/02	2.10	10,000,000	9,999,205
Halifax PLC
2/11/02	1.90	5,000,000	5,000,000
2/14/02	1.78	25,000,000	25,000,000
3/12/02	1.76	25,000,000	25,001,928
ING Bank NV
2/7/02	1.87	5,000,000	5,000,000
2/7/02	1.88	5,000,000	5,000,000
2/13/02	3.50	5,000,000	5,000,000
2/19/02	3.47	40,000,000	40,000,000
3/18/02	1.82	10,000,000	10,000,000
5/23/02	2.08	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
4/25/02	2.24	5,000,000	5,000,000
5/7/02	2.08	30,000,000	30,001,037

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Lloyds TSB Bank PLC
2/19/02	1.92%	$ 50,000,000	$ 50,000,000
4/2/02	2.30	25,000,000	25,007,992
Merita Bank PLC
2/13/02	1.91	5,000,000	5,000,000
Nationwide Building Society
2/6/02	1.92	5,000,000	5,000,025
Norddeutsche Landesbank Girozentrale
2/1/02	1.86	5,000,000	5,000,808
3/18/02	1.80	40,000,000	40,000,420
UBS AG
5/3/02	3.60	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
2/20/02	3.52	5,000,000	5,000,034
5/29/02	2.18	10,000,000	10,000,000
			700,031,525
New York Branch, Yankee Dollar, Foreign Banks - 22.9%
Bank of Scotland Treasury Services PLC
3/4/02	3.30	30,000,000	30,002,957
Bayerische Hypo-und Vereinsbank AG
2/6/02	1.90	5,000,000	5,000,894
2/11/02	1.85	10,000,000	10,002,119
2/15/02	1.92	35,000,000	35,000,000
BNP Paribas SA
2/20/02	3.50	10,000,000	10,000,000
2/22/02	2.28	10,000,000	10,000,000
3/7/02	1.85	15,000,000	15,000,000
3/22/02	2.26	10,000,000	10,000,000
3/26/02	2.20	25,000,000	25,000,000
4/24/02	2.22	10,000,000	10,000,000
5/6/02	3.63	20,000,000	20,000,000
Commerzbank AG
2/7/02	1.91	10,000,000	10,000,000
Credit Agricole Indosuez
5/8/02	1.95	20,000,000	20,000,000
5/21/02	2.10	10,000,000	10,000,000
Credit Suisse First Boston Bank
1/22/02	1.90	50,000,000	50,000,000
Deutsche Bank AG
1/1/02	2.06 (a)	50,000,000	49,981,301
1/7/02	1.98 (a)	50,000,000	49,972,137
Dexia Bank SA
1/14/02	1.80 (a)	5,000,000	4,997,575
2/8/02	2.08	10,000,000	10,000,000
National Westminster Bank PLC
7/5/02	4.10	30,000,000	29,996,858
Norddeutsche Landesbank Girozentrale
4/30/02	2.10	5,000,000	4,999,996
Royal Bank of Canada
1/7/02	2.01 (a)	25,000,000	24,991,873
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
1/22/02	1.83% (a)	$ 10,000,000	$ 9,996,142
11/20/02	2.55	28,500,000	28,458,872
Royal Bank of Scotland PLC
2/7/02	1.87	35,000,000	35,000,000
2/19/02	1.93	10,000,000	10,000,000
Societe Generale
1/14/02	1.80 (a)	5,000,000	4,997,718
UBS AG
5/20/02	2.01	16,000,000	16,000,000
6/10/02	1.96	56,000,000	56,000,000
11/27/02	2.56	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	10,000,000	10,000,000
			640,398,442
TOTAL CERTIFICATES OF DEPOSIT			1,370,429,967
Commercial Paper - 24.9%

American Home Products Corp.
1/29/02	1.98	5,000,000	4,992,300
Amsterdam Funding Corp.
2/5/02	1.89	25,000,000	24,954,306
AT&T Corp.
1/23/02	3.28	10,000,000	9,980,139
CBA Finance, Inc.
2/5/02	2.09	15,000,000	14,969,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/02	1.82	5,000,000	4,994,439
Commerzbank U.S. Finance, Inc.
2/6/02	1.93	35,000,000	34,932,625
Delaware Funding Corp.
1/9/02	1.98	10,198,000	10,193,513
Dexia Delaware LLC
3/12/02	1.75	20,000,000	19,932,333
Dominion Resources, Inc.
1/17/02	2.71	5,000,000	4,994,000
Enterprise Funding Corp.
1/9/02	2.00	4,372,000	4,370,057
1/22/02	2.10	25,000,000	24,969,521
Falcon Asset Securitization Corp.
1/16/02	2.00	13,000,000	12,989,167
1/23/02	1.90	26,165,000	26,134,620
Ford Motor Credit Co.
1/30/02	2.63	5,000,000	4,989,447
2/4/02	2.63	5,000,000	4,987,628
3/4/02	2.82	4,000,000	3,980,711
3/11/02	2.74	8,000,000	7,958,293
3/11/02	2.79	5,000,000	4,973,454

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
GE Capital International Funding, Inc.
3/21/02	1.82%	$ 25,000,000	$ 24,900,701
General Electric Capital Corp.
2/13/02	2.30	10,000,000	9,972,767
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	50,000,000	49,657,778
5/6/02	2.07	17,000,000	16,878,993
General Electric Capital Services, Inc.
3/11/02	3.41	12,500,000	12,419,859
3/12/02	3.45	10,000,000	9,934,083
5/21/02	2.10	10,000,000	9,919,111
General Mills, Inc.
1/14/02	2.63	5,000,000	4,995,269
1/30/02	2.51	5,000,000	4,989,931
3/1/02	2.72	5,000,000	4,977,875
3/1/02	2.74	5,000,000	4,977,711
Jupiter Securitization Corp.
1/17/02	2.00	31,190,000	31,162,276
1/29/02	1.90	20,000,000	19,970,444
Montauk Funding Corp.
2/19/02	2.32	10,000,000	9,968,694
New Center Asset Trust
2/1/02	1.92	15,000,000	14,975,329
Newport Funding Corp.
3/11/02	1.91	10,000,000	9,963,583
Phillips Petroleum Co.
1/29/02	2.53	5,000,000	4,990,200
Quincy Capital Corp.
1/7/02	1.97	12,293,000	12,288,964
Santander Finance, Inc.
2/13/02	3.53	15,000,000	14,937,919
2/15/02	1.93	15,000,000	14,964,000
3/5/02	1.87	25,000,000	24,918,625
Sears Roebuck Acceptance Corp.
2/4/02	3.07	5,000,000	4,985,597
2/7/02	3.28	9,000,000	8,969,938
Sheffield Receivables Corp.
1/7/02	1.95	25,666,000	25,657,659
1/23/02	2.11	30,110,000	30,071,359
Tyco International Group SA
1/17/02	2.21	10,000,000	9,990,222
1/31/02	2.00	5,000,000	4,991,667
UBS Finance, Inc.
2/13/02	1.76	15,000,000	14,968,646
Windmill Funding Corp.
1/31/02	1.88	25,000,000	24,960,833
2/12/02	1.86	5,000,000	4,989,208
2/26/02	1.86	25,000,000	24,928,056
TOTAL COMMERCIAL PAPER			696,532,939
Federal Agencies - 10.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 9.3%
Agency Coupons - 1.8%
1/2/02	1.56% (a)	$ 50,000,000	$ 49,975,914
Discount Notes - 7.5%
2/22/02	4.05	25,000,000	24,858,444
4/19/02	3.98	25,000,000	24,712,750
5/3/02	4.03	40,000,000	39,474,044
5/16/02	1.91	46,000,000	45,673,975
7/15/02	1.89	50,000,000	49,493,542
7/26/02	3.61	25,000,000	24,500,736
			208,713,491
			258,689,405
Federal Home Loan Bank - 0.7%
Discount Notes - 0.7%
6/19/02	1.85	20,085,000	19,912,453
TOTAL FEDERAL AGENCIES			278,601,858
Bank Notes - 1.4%

American Express Centurion Bank
1/15/02	1.87 (a)	5,000,000	5,000,000
Bank One NA, Chicago
1/17/02	2.00 (a)	25,000,000	25,034,904
U.S. Bank NA, Minnesota
5/23/02	2.22	10,000,000	10,000,000
TOTAL BANK NOTES			40,034,904
Master Notes - 1.4%

General Motors Acceptance Corp. Mortgage Credit
1/22/02	3.17	20,000,000	19,963,170
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	20,000,000	20,000,000
TOTAL MASTER NOTES			39,963,170
Medium-Term Notes - 5.0%

Alliance & Leicester Group Treasury PLC
1/24/02	2.42 (a)	5,000,000	5,000,567
Asset Securitization Cooperative Corp.
1/28/02	1.90 (a)	10,000,000	10,000,000
AT&T Corp.
2/6/02	3.33 (a)	25,000,000	25,000,000
BMW U.S. Capital Corp.
1/23/02	1.93 (a)	5,000,000	5,000,000
6/7/02	4.25	5,000,000	4,997,084
Citigroup, Inc.
1/14/02	1.91 (a)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
1/1/02	2.25 (a)(b)	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
1/22/02	1.87% (a)	$ 25,000,000	$ 25,000,000
Harwood Street Funding I LLC
1/21/02	2.06 (a)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
1/21/02	1.96 (a)	5,000,000	5,000,000
Northern Rock PLC
1/14/02	1.94 (a)	10,000,000	10,000,025
Variable Funding Capital Corp.
1/9/02	2.00 (a)	15,000,000	14,999,596
1/22/02	1.88 (a)	5,000,000	4,999,652
TOTAL MEDIUM-TERM NOTES			139,996,924
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/02	2.76 (a)(b)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/02	2.28 (a)(b)	5,000,000	5,000,000
1/1/02	2.31 (a)(b)	5,000,000	5,000,000
New York Life Insurance Co.
2/28/02	2.18 (a)(b)	5,000,000	5,000,000
4/1/02	2.03 (a)(b)	15,000,000	15,000,000
Pacific Life Insurance Co.
3/7/02	2.08 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/02	2.40 (a)(b)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			67,000,000
Repurchase Agreements - 4.0%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 12/31/01 due 1/2/02 At 1.82%	$ 365,037	365,000
With J.P. Morgan Securities At 1.94%, dated 12/31/01 due 1/2/02 (Corporate Obligations) (principal amount $112,583,000) 0% - 8.20%, 2/15/02 - 7/2/19	112,012,071	112,000,000
TOTAL REPURCHASE AGREEMENTS		112,365,000
TOTAL INVESTMENT PORTFOLIO - 98.0%	2,744,924,762
NET OTHER ASSETS - 2.0%	54,863,825
NET ASSETS - 100%	$ 2,799,788,587
Total Cost for Income Tax Purposes $ 2,744,924,762
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 2.25%, 1/1/02	3/30/01	$ 15,000,000
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 20,000,000
Jackson National Life Insurance Co. 2.76%, 1/2/02	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 2.28%, 1/1/02	9/17/98	$ 5,000,000
2.31%, 1/1/02	3/12/99	$ 5,000,000
New York Life Insurance Co.: 2.03%, 4/1/02	12/20/01	$ 15,000,000
2.18%, 2/28/02	8/27/01	$ 5,000,000
Pacific Life Insurance Co. 2.08%, 3/7/02	9/6/01	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 15,000,000
Transamerica Occidental Life Insurance Co. 2.4%, 2/1/02	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $102,000,000 or 3.6% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $52,558,500. The weighted average interest rate was 3.88%. Interest earned from the interfund lending program amounted to $34,022 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $112,365,000) - See accompanying schedule		$ 2,744,924,762
Cash		552
Receivable for fund shares sold		59,680,734
Interest receivable		6,619,820
Total assets		2,811,225,868
Liabilities
Payable for fund shares redeemed	$ 10,826,983
Accrued management fee	459,090
Distribution fees payable	7,415
Other payables and accrued expenses	143,793
Total liabilities		11,437,281
Net Assets		$ 2,799,788,587
Net Assets consist of:
Paid in capital		$ 2,799,787,736
Accumulated net realized gain (loss) on investments		851
Net Assets		$ 2,799,788,587
Initial Class: Net Asset Value, offering price and redemption price per share ($2,753,378,620 ÷ 2,753,362,976 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($6,142,790 ÷ 6,142,755 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,267,177 ÷ 40,266,949 shares)		$1.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 112,413,922
Expenses
Management fee	$ 4,759,319
Transfer agent fees	1,748,361
Distribution fees	32,220
Accounting fees and expenses	239,506
Non-interested trustees' compensation	9,025
Custodian fees and expenses	61,970
Registration fees	687
Audit	29,229
Legal	12,788
Miscellaneous	405,785
Total expenses		7,298,890
Net investment income		105,115,032
Net Realized Gain (Loss) on Investments		71,154
Net increase in net assets resulting from operations		$ 105,186,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 105,115,032	$ 129,065,682
Net realized gain (loss)	71,154	31,844
Net increase (decrease) in net assets resulting from operations	105,186,186	129,097,526
Distributions to shareholders from net investment income	(105,115,032)	(129,065,682)
Share transactions - net increase (decrease)	566,164,645	294,030,275
Total increase (decrease) in net assets	566,235,799	294,062,119
Net Assets
Beginning of period	2,233,552,788	1,939,490,669
End of period	$ 2,799,788,587	$ 2,233,552,788
Other Information:
	Year ended December 31, 2001	Year ended December 31, 2000
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 6,279,947,605	$ 5,928,688,982
Reinvestment of distributions from net investment income	104,611,787	128,280,587
Cost of shares redeemed	(5,864,593,497)	(5,763,150,248)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 519,965,895	$ 293,819,321
Service Class A Proceeds from sales of shares	$ 7,671,735	$ 100,000
Reinvestment of distributions from net investment income	50,876	3,061
Cost of shares redeemed	(1,682,917)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 6,039,694	$ 103,061
Service Class 2 B Proceeds from sales of shares	$ 244,909,763	$ 102,001
Reinvestment of distributions from net investment income	452,369	5,900
Cost of shares redeemed	(205,203,076)	(8)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 40,159,056	$ 107,893
Distributions From net investment income Initial Class	$ 104,611,787	$ 129,056,642
Service Class A	50,876	3,095
Service Class 2 B	452,369	5,945
Total	$ 105,115,032	$ 129,065,682

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.041	.062	.050	.053	.053
Less Distributions
From net investment income	(.041)	(.062)	(.050)	(.053)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return C	4.18%	6.30%	5.17%	5.46%	5.51%
Ratios to Average Net Assets F
Expenses before expense reductions	.28%	.33%	.27%	.30%	.31%
Expenses net of voluntary waivers, if any	.28%	.33%	.27%	.30%	.31%
Expenses net of all reductions	.28%	.33%	.27%	.30%	.31%
Net investment income	3.99%	6.18%	5.06%	5.33%	5.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794

Financial Highlights - Service Class

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.040	.031
Less Distributions
From net investment income	(.040)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.45% A
Expenses net of all reductions	.39%	.45% A
Net investment income	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.039	.058
Less Distributions
From net investment income	(.039)	(.058)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.55%	.96% A
Expenses net of voluntary waivers, if any	.55%	.60% A
Expenses net of all reductions	.55%	.60% A
Net investment income	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Balanced Portfolio. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Growth & Income, Growth Opportunities, and Mid Cap Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Asset Manager: Growth	$ 10,153,088	$ (54,724,175)
Balanced	$ 8,741,255	$ (12,626,374)
Growth & Income	$ 14,782,356	$ (49,149,293)
Growth Opportunities	$ 8,064,821	$ (180,430,678)
Investment Grade Bond	$ 58,372,899	$ (3,066,791)
Mid Cap	$ 9,876,712	$ (58,213,586)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager: Growth
Initial Class	$ 12,927,664	$ 15,579,493
Service Class	322,572	409,753
Service Class 2	93,628	115,803
	$ 13,343,864	$ 16,105,049
Balanced
Initial Class	$ 9,051,388	$ -
Service Class	946,241	-
Service Class 2	205,228	-
	$ 10,202,857	$ -
Growth & Income
Initial Class	$ 12,653,429	$ 40,624,166
Service Class	2,643,908	8,959,911
Service Class 2	203,456	653,201
	$ 15,500,793	$ 50,237,278
Growth Opportunities
Initial Class	$ 3,172,127	$ -
Service Class	785,129	-
Service Class 2	99,535	-
	$ 4,056,791	$ -
Investment Grade Bond
Initial Class	$ 41,988,258	$ -
Service Class	5,847	-
Service Class 2	44,979	-
	$ 42,039,084	$ -

There were no significant book-to-tax differences for Money Market Portfolio.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager: Growth	$ 278,873
Balanced	$ (26,257)
Investment Grade Bond	$ (627,119)

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation depreciation	Net realized gain (loss)
Investment Grade Bond	$ (826,921)	$ 442,524	$ 384,397

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable funds' Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio, a new management contract took effect on May 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract for the Money Market Portfolio the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of the management fee was $744,542 or an annual rate of .03% of the fund's average net assets. FMR has voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through October 31, 2001.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.18%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 10,628	$ 11,435	$ 22,063
Balanced	$ 26,077	$ 26,717	$ 52,794
Growth & Income	$ 242,792	$ 74,549	$ 317,341
Growth Opportunities	$ 297,480	$ 90,550	$ 388,030
Investment Grade Bond	$ 112	$ 17,488	$ 17,600
Mid Cap	$ 308,088	$ 317,111	$ 625,199
Money Market	$ 1,310	$ 30,910	$ 32,220

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth
Initial Class	$ 281,447
Service Class	7,617
Service Class 2	3,994
$ 293,058
Balanced
Initial Class	$ 171,315
Service Class	17,754
Service Class 2	8,227
$ 197,296
Growth & Income
Initial Class	$ 608,732
Service Class	164,118
Service Class 2	22,106
$ 794,956
Growth Opportunities
Initial Class	$ 495,277
Service Class	198,275
Service Class 2	28,225
$ 721,777
Investment Grade Bond
Initial Class	$ 754,988
Service Class	73
Service Class 2	6,427
$ 761,488
Mid Cap
Initial Class	$ 372,955
Service Class	208,980
Service Class 2	89,787
$ 671,722
Money Market
Initial Class	$ 1,736,840
Service Class	1,049
Service Class 2	10,472
$ 1,748,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 732,192
Balanced	$ 931,948
Growth & Income	$ 8,077,685
Growth Opportunities	$ 3,901,047
Investment Grade Bond	$ 689,242
Mid Cap	$ 5,905,824

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 39,914	$ 4,180
Balanced	$ 35,178	$ 4,748
Growth & Income	$ 224,443	$ 562
Growth Opportunities	$ 223,343	$ -
Investment Grade Bond	$ -	$ 7,158
Mid Cap	$ 656,404	$ 5,570

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest

	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager: Growth	64%	-	-
Balanced	46%	1	41%
Growth & Income	32%	3	46%
Growth Opportunities	14%	1	58%
Investment Grade Bond	53%	-	-
Mid Cap	45%	1	22%
Money Market	60%	-	-

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manger: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manger: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994).Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2001

Vice President of VIP Money Market (2000) and VIP Investment Grade Bond (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of VIP Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), and VIP Growth & Income (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of VIP Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997 or 1998

Vice President of VIP Growth Opportunities (1997) and VIP Mid Cap (1998). Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Bettina Doulton (37)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (55)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (40)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002), VIP Growth & Income (2000), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (52)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager: Growth	5.11%
Balanced	15.23%
Growth & Income	10.36%
Growth Opportunities	11.31%
Investment Grade Bond	14.43%
Mid Cap	10.79%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	24%
Balanced	15%
Growth & Income	75%
Growth Opportunities	100%

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPICGRP2-ANN-0202 154155
1.768593.100

Fidelity® Variable Insurance Products
Service Class

Asset Manager SM Portfolio

Contrafund® Portfolio

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Index 500 Portfolio

Overseas Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	3	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Contrafund Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Equity-Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
High Income Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Index 500 Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Overseas Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Semiannual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class	-4.24%	7.13%	9.17%
Fidelity Asset Manager Composite	-2.05%	9.28%	9.50%
S&P 500 ®	-11.89%	10.70%	12.94%
LB Aggregate Bond	8.44%	7.43%	7.23%
LB 3 Month T-Bill	4.46%	5.28%	4.82%
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	9.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $24,056 - a 140.56% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $33,762 over the same period - a 237.62% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,103 - a 101.03% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,792 - a 147.92% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	3.3
Cardinal Health, Inc.	3.3
Computer Associates International, Inc.	2.5
Pfizer, Inc.	2.4
Avon Products, Inc.	2.0
13.5
Top Five Bond Issuers as of December 31, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.6
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.5
Freddie Mac	0.5
VoiceStream Wireless Corp.	0.3
14.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	54.5%
Bond Class	35.4%
Short-Term Class	10.1%

* Foreign investments	3.4%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund outperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, yet trailed the Fidelity Asset Manager Composite Index, which returned -2.05%.

Q. What factors affected fund results during the past year?

R.H. A bias toward equities hurt relative to the index, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 56% - compared to 50% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® during the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. While he remained underweighted in the lagging technology sector, which helped, his exposure to weak-performing telecommunications equipment companies, such as Comverse Technology and Corning - which he sold during the period - really hurt. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, particularly versus our generally more value-oriented peers, as such stocks as Computer Associates, NVIDIA and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads tightened significantly relative to government issues despite having to absorb a record amount of supply. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin avoided some of the severe credit problems that plagued several corporate issuers in 2001. He benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2001, more than $3.5 billion

Managers: Richard Habermann and Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 53.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	2	$ 1
Hotels, Restaurants & Leisure - 1.4%
Hilton Hotels Corp.	2,055,600	22,447,152
Mandalay Resort Group (a)	84,100	1,799,740
Starwood Hotels & Resorts Worldwide, Inc. unit	843,000	25,163,550
		49,410,442
Household Durables - 1.4%
Black & Decker Corp.	94,800	3,576,804
Centex Corp.	240,400	13,724,436
Fleetwood Enterprises, Inc.	285,700	3,236,981
Furniture Brands International, Inc. (a)	170,300	5,453,006
KB Home	30,100	1,207,010
Mohawk Industries, Inc. (a)	245,500	13,473,040
Pulte Homes, Inc.	97,300	4,346,391
Whirlpool Corp.	69,300	5,081,769
		50,099,437
Media - 2.8%
AOL Time Warner, Inc. (a)	753,400	24,184,140
Clear Channel Communications, Inc. (a)	452,600	23,041,866
Comcast Corp. Class A (special) (a)	153,400	5,522,400
Gemstar-TV Guide International, Inc. (a)	287,300	7,958,210
Liberty Media Corp. Class A (a)	578,100	8,093,400
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Omnicom Group, Inc.	333,200	29,771,420
Tribune Co.	100,700	3,769,201
		102,340,674
Multiline Retail - 1.6%
Costco Wholesale Corp. (a)	129,100	5,729,458
Kmart Corp. (a)	987,300	5,390,658
Kohls Corp. (a)	82,200	5,790,168
Target Corp.	270,700	11,112,235
Wal-Mart Stores, Inc.	498,100	28,665,655
		56,688,174
Specialty Retail - 3.2%
Abercrombie & Fitch Co. Class A (a)	103,000	2,732,590
American Eagle Outfitters, Inc. (a)	318,800	8,342,996
AutoNation, Inc. (a)	3,815,900	47,050,047
Bed Bath & Beyond, Inc. (a)	116,200	3,939,180
Best Buy Co., Inc. (a)	159,800	11,901,904
Lowe's Companies, Inc.	236,700	10,985,247
Pacific Sunwear of California, Inc. (a)	239,700	4,894,674
Sonic Automotive, Inc. Class A (a)	1,015,700	23,808,008
		113,654,646

	Shares	Value (Note 1)
Textiles & Apparel - 0.0%
Arena Brands Holdings Corp. Class B	8,445	$ 187,901
TOTAL CONSUMER DISCRETIONARY		372,381,275
CONSUMER STAPLES - 5.1%
Beverages - 1.9%
Pepsi Bottling Group, Inc.	144,300	3,391,050
PepsiCo, Inc.	381,400	18,570,366
The Coca-Cola Co.	973,500	45,900,525
		67,861,941
Food & Drug Retailing - 0.3%
Rite Aid Corp. (a)	1,044,900	5,287,194
Sysco Corp.	193,500	5,073,570
Whole Foods Market, Inc. (a)	28,100	1,224,036
		11,584,800
Personal Products - 2.4%
Avon Products, Inc.	1,545,720	71,875,980
Gillette Co.	420,800	14,054,720
		85,930,700
Tobacco - 0.5%
Philip Morris Companies, Inc.	414,000	18,981,900
TOTAL CONSUMER STAPLES		184,359,341
ENERGY - 2.4%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	90,400	3,296,888
BJ Services Co. (a)	135,600	4,400,220
ENSCO International, Inc.	254,000	6,311,900
Halliburton Co.	134,100	1,756,710
National-Oilwell, Inc. (a)	305,100	6,288,111
Noble Drilling Corp. (a)	277,400	9,442,696
Weatherford International, Inc. (a)	276,500	10,302,390
		41,798,915
Oil & Gas - 1.3%
ChevronTexaco Corp.	331,200	29,678,832
Conoco, Inc.	442,000	12,508,600
Valero Energy Corp.	102,000	3,888,240
		46,075,672
TOTAL ENERGY		87,874,587
FINANCIALS - 3.7%
Banks - 0.9%
Bank of America Corp.	139,600	8,787,820
Bank One Corp.	216,400	8,450,420
FleetBoston Financial Corp.	341,200	12,453,800
Pacific Century Financial Corp.	126,800	3,282,852
		32,974,892
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 2.3%
Fannie Mae	375,200	$ 29,828,400
Freddie Mac	796,000	52,058,400
		81,886,800
Insurance - 0.5%
AFLAC, Inc.	179,500	4,408,520
MetLife, Inc.	379,900	12,035,232
		16,443,752
TOTAL FINANCIALS		131,305,444
HEALTH CARE - 12.3%
Health Care Equipment & Supplies - 1.5%
Cygnus, Inc. (a)	51,120	268,380
Guidant Corp. (a)	1,067,100	53,141,580
		53,409,960
Health Care Providers & Services - 4.0%
AmerisourceBergen Corp.	143,400	9,113,070
Cardinal Health, Inc.	1,810,900	117,092,794
HealthSouth Corp. (a)	256,300	3,798,366
McKesson Corp.	184,900	6,915,260
Patterson Dental Co. (a)	18,300	749,019
Priority Healthcare Corp. Class B (a)	134,300	4,726,017
		142,394,526
Pharmaceuticals - 6.8%
American Home Products Corp.	806,900	49,511,384
Barr Laboratories, Inc. (a)	154,900	12,292,864
Bristol-Myers Squibb Co.	687,000	35,037,000
Forest Laboratories, Inc. (a)	205,500	16,840,725
Mylan Laboratories, Inc.	279,700	10,488,750
Perrigo Co. (a)	292,300	3,454,986
Pfizer, Inc.	2,178,500	86,813,225
Pharmacia Corp.	681,200	29,053,180
SICOR, Inc. (a)	138,700	2,174,816
		245,666,930
TOTAL HEALTH CARE		441,471,416
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	1,069,300	49,904,231
Northrop Grumman Corp.	104,000	10,484,240
		60,388,471
Airlines - 0.1%
Northwest Airlines Corp. (a)	237,500	3,728,750
Building Products - 0.5%
American Standard Companies, Inc. (a)	147,000	10,029,810

	Shares	Value (Note 1)
Dal-Tile International, Inc. (a)	159,000	$ 3,696,750
Masco Corp.	188,900	4,628,050
		18,354,610
Commercial Services & Supplies - 1.8%
Aramark Corp. Class B	207,100	5,570,990
Cendant Corp. (a)	438,500	8,598,985
Concord EFS, Inc. (a)	190,100	6,231,478
First Data Corp.	103,000	8,080,350
Manpower, Inc.	622,700	20,991,217
Viad Corp.	705,900	16,715,712
		66,188,732
Industrial Conglomerates - 1.6%
Tyco International Ltd.	981,700	57,822,130
Machinery - 0.9%
Albany International Corp. Class A	170,500	3,699,850
Danaher Corp.	68,700	4,143,297
Illinois Tool Works, Inc.	118,400	8,018,048
Ingersoll-Rand Co.	247,500	10,347,975
Quixote Corp.	87,100	1,654,900
SPX Corp. (a)	29,600	4,052,240
		31,916,310
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	128,900	3,727,144
TOTAL INDUSTRIALS		242,126,147
INFORMATION TECHNOLOGY - 10.0%
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	67,500	2,018,250
Mettler-Toledo International, Inc. (a)	100,100	5,190,185
		7,208,435
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	75,900	3,717,582
Semiconductor Equipment & Products - 3.3%
Analog Devices, Inc. (a)	106,700	4,736,413
Atmel Corp. (a)	468,900	3,455,793
DuPont Photomasks, Inc. (a)	59,100	2,567,895
Fairchild Semiconductor International, Inc. Class A (a)	190,500	5,372,100
Integrated Silicon Solution (a)	166,300	2,035,512
Intel Corp.	1,225,600	38,545,120
International Rectifier Corp. (a)	75,800	2,643,904
LAM Research Corp. (a)	426,800	9,910,296
Lattice Semiconductor Corp. (a)	180,000	3,702,600
LSI Logic Corp. (a)	276,500	4,363,170
Micron Technology, Inc. (a)	260,200	8,066,200
NVIDIA Corp. (a)	426,970	28,564,293
Semtech Corp. (a)	169,100	6,035,179
		119,998,475
Software - 6.4%
Computer Associates International, Inc.	2,643,100	91,160,519
Compuware Corp. (a)	990,800	11,681,532
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp. (a)	1,768,800	$ 117,182,985
Take-Two Interactive Software, Inc. (a)	551,900	8,924,223
		228,949,259
TOTAL INFORMATION TECHNOLOGY		359,873,751
MATERIALS - 2.2%
Chemicals - 0.4%
IMC Global, Inc.	387,000	5,031,000
Lyondell Chemical Co.	312,738	4,481,536
Millennium Chemicals, Inc.	103,000	1,297,800
PolyOne Corp.	299,200	2,932,160
		13,742,496
Construction Materials - 0.1%
Lafarge North America, Inc.	91,900	3,452,683
Metals & Mining - 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	495,900	6,640,101
Phelps Dodge Corp.	844,600	27,365,040
Ryerson Tull, Inc.	697,421	7,671,631
		41,676,772
Paper & Forest Products - 0.5%
Boise Cascade Corp.	179,300	6,097,993
Bowater, Inc.	26,300	1,254,510
Georgia-Pacific Group	448,300	12,377,563
		19,730,066
TOTAL MATERIALS		78,602,017
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	1,077,200	19,540,408
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	1
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	3,480
		19,543,889
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	2,845	113,800
TOTAL TELECOMMUNICATION SERVICES		19,657,689
UTILITIES - 0.2%
Electric Utilities - 0.1%
FirstEnergy Corp.	104,600	3,658,908

	Shares	Value (Note 1)
Water Utilities - 0.1%
American Water Works, Inc.	75,700	$ 3,160,475
TOTAL UTILITIES		6,819,383
TOTAL COMMON STOCKS (Cost $1,764,476,277)		1,924,471,050
Nonconvertible Preferred Stocks - 0.9%

CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	97,879	10,448,583
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	414	298,080
		10,746,663
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,490	1,418,108
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	2,490	2,531,942
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	2,447	1,761,840
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	5,355,350
Wireless Telecommunication Services - 0.3%
Dobson Communications Corp.:
$122.50 pay-in-kind	1,022	1,011,780
$130.00 pay-in-kind	778	770,220
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	17,293	8,300,640
		10,082,640
TOTAL TELECOMMUNICATION SERVICES		15,437,990
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $42,928,831)		31,896,543
Corporate Bonds - 19.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 4,940,000	$ 4,402,775
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (g)	Ba3	1,700,000	1,908,250
TOTAL CONSUMER DISCRETIONARY			6,311,025
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	280,000	305,026
Tenet Healthcare Corp. 6% 12/1/05	Ba1	4,710,000	4,654,092
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	2,940,000	2,995,125
7% 5/15/09	B2	3,970,000	4,044,438
			11,998,681
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	4,930,000	2,094,264
Sanmina-SCI Corp. 0% 9/12/20	Ba3	8,520,000	3,162,624
			5,256,888
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	1,045,000	586,454
TOTAL INFORMATION TECHNOLOGY			5,843,342
TOTAL CONVERTIBLE BONDS			24,153,048
Nonconvertible Bonds - 18.3%
CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	610,000	530,700
Lear Corp. 7.96% 5/15/05	Ba1	2,280,000	2,314,200
TRW, Inc. 8.75% 5/15/06	Baa2	1,910,000	2,047,386
			4,892,286
Hotels, Restaurants & Leisure - 1.2%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	510,000	535,500
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	2,435,000	2,435,000
Domino's, Inc. 10.375% 1/15/09	B3	1,500,000	1,590,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	$ 4,330,000	$ 4,503,200
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	1,710,000	1,752,750
HMH Properties, Inc. 7.875% 8/1/08	Ba3	1,990,000	1,830,800
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,585,000	5,836,325
International Game Technology 8.375% 5/15/09	Ba1	1,220,000	1,281,000
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,128,600
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	1,110,000	1,065,600
Mandalay Resort Group 9.5% 8/1/08	Ba2	490,000	513,275
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	835,000	851,700
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	7,875,000	6,693,750
9.75% 6/15/07	B3	1,760,000	1,777,600
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	475,000	384,750
Station Casinos, Inc. 8.375% 2/15/08	Ba3	5,940,000	6,058,800
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	610,000	579,500
yankee:
8.625% 12/15/07	Ba3	1,630,000	1,532,200
9% 3/15/07	Ba3	680,000	652,800
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	1,070,000	1,102,100
8.875% 4/15/11	Ba1	1,790,000	1,875,025
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	440,000	446,600
			44,426,875
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	2,480,000	2,557,500
8.875% 4/1/08	Ba2	325,000	335,969
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	420,000	407,400
8% 2/1/09	Ba1	1,040,000	1,019,200
KB Home 8.625% 12/15/08	Ba3	2,140,000	2,140,000
Pulte Homes, Inc. 7.875% 8/1/11 (g)	Baa3	1,890,000	1,866,375
Ryland Group, Inc. 9.125% 6/15/11	Ba3	1,340,000	1,380,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sealy Mattress Co.:
9.875% 12/15/07	B2	$ 2,895,000	$ 2,873,288
9.875% 12/15/07 (g)	B2	1,060,000	1,052,050
			13,631,982
Media - 3.0%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	280,000	282,800
10.25% 6/15/11	B2	3,235,000	3,202,650
10.875% 10/1/10	B2	3,515,000	3,576,513
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	1,355,000	1,307,575
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,630,466
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	3,740,000	3,862,709
CanWest Media, Inc. 10.625% 5/15/11	B2	2,420,000	2,565,200
Callahan Nordrhein-Westfalen 0% 7/15/10 (e)	B3	720,000	165,600
Century Communications Corp. 0% 1/15/08	B2	170,000	85,000
Chancellor Media Corp. 8% 11/1/08	Ba1	2,630,000	2,768,075
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	398,325
0% 4/1/11 (e)	B2	8,375,000	6,030,000
0% 5/15/11 (e)	B2	2,950,000	1,799,500
10% 4/1/09	B2	3,990,000	4,089,750
10% 5/15/11	B2	425,000	433,500
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	1,625,000	1,543,750
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	5,975,000	6,560,132
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	2,290,000	2,255,650
9.875% 4/1/23	B1	1,370,000	1,421,375
10.5% 5/15/16	Ba2	1,130,000	1,231,700
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	3,230,000	742,900
11.75% 12/15/05	Caa3	3,000,000	690,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	4,485,000	4,619,550

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	$ 5,215,000	$ 5,188,925
9.25% 11/1/07	Baa1	1,020,000	1,111,800
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	345,000	345,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	2,275,000	2,377,375
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	620,000	647,900
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,945,813
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,799,552
International Cabletel, Inc. 11.5% 2/1/06	Caa2	2,000,000	640,000
Lamar Media Corp.:
8.625% 9/15/07	B1	100,000	104,500
9.25% 8/15/07	B1	2,275,000	2,354,625
9.625% 12/1/06	Ba3	2,805,000	2,938,238
News America Holdings, Inc. 7.7% 10/30/25	Baa3	4,300,000	4,196,370
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	2,110,000	2,173,300
Quebecor Media, Inc. 11.125% 7/15/11	B2	35,000	37,100
Radio One, Inc. 8.875% 7/1/11	B3	7,970,000	8,288,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	9,048,000	8,505,120
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	4,500,000	5,030,010
Yell Finance BV:
0% 8/1/11 (e)	B2	6,390,000	3,770,100
10.75% 8/1/11	B2	3,520,000	3,766,400
			107,483,648
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	3,000,000	3,070,320
JCPenney Co., Inc.:
6% 5/1/06	Ba2	445,000	396,050
6.125% 11/15/03	Ba2	130,000	126,100
6.9% 8/15/26	Ba2	1,465,000	1,435,700
7.375% 6/15/04	Ba2	620,000	601,400
7.375% 8/15/08	Ba2	135,000	130,275
7.4% 4/1/37	Ba2	1,615,000	1,574,625
7.6% 4/1/07	Ba2	135,000	132,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.: - continued
7.95% 4/1/17	Ba2	$ 205,000	$ 181,425
Kmart Corp. 9.375% 2/1/06	Ba2	4,790,000	3,939,775
			11,587,970
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	3,110,000	3,174,377
The William Carter Co. 10.875% 8/15/11 (g)	B3	1,670,000	1,761,850
			4,936,227
TOTAL CONSUMER DISCRETIONARY			186,958,988
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	1,070,000	1,048,600
Cott Corp. yankee 8.5% 5/1/07	-	389,000	398,725
			1,447,325
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	840,000	802,200
9.125% 12/15/11	B2	1,140,000	1,145,700
Kroger Co. 6.8% 4/1/11	Baa3	4,390,000	4,474,947
Rite Aid Corp.:
6% 10/1/03 (g)(h)	Caa2	320,000	301,600
6.125% 12/15/08 (g)	Caa2	1,350,000	965,250
6.875% 8/15/13	Caa2	855,000	624,150
7.125% 1/15/07	Caa2	640,000	537,600
7.625% 4/15/05	Caa2	1,845,000	1,605,150
11.25% 7/1/08	Caa2	3,230,000	3,068,500
			13,525,097
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,395,872
Dean Foods Co.:
6.625% 5/15/09	Baa2	180,000	162,000
8.15% 8/1/07	Baa2	440,000	431,200
Del Monte Corp. 9.25% 5/15/11	B3	1,685,000	1,752,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Kellogg Co. 6.6% 4/1/11	Baa2	$ 1,490,000	$ 1,529,053
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	400,000	406,000
			7,676,525
Personal Products - 0.1%
Playtex Products, Inc. 9.375% 6/1/11	B2	1,105,000	1,165,775
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	1,170,000	778,050
9% 11/1/06	Caa3	1,350,000	904,500
12% 12/1/05 (g)	Caa1	1,350,000	1,336,500
			4,184,825
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	A2	3,955,000	4,159,988
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,605,490
			7,765,478
TOTAL CONSUMER STAPLES			34,599,250
ENERGY - 0.7%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	310,000	255,750
Oil & Gas - 0.7%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	1,610,000	1,581,165
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	890,000	894,450
8.125% 4/1/11	B1	3,610,000	3,483,650
8.375% 11/1/08 (g)	B1	1,350,000	1,329,750
8.5% 3/15/12	B1	2,600,000	2,554,500
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	1,030,000	1,030,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	310,000	285,200
10% 11/1/08 (g)	Ba3	1,190,000	1,249,500
Petro-Canada yankee 7% 11/15/28	A3	1,290,000	1,223,552
Phillips Petroleum Co. 8.75% 5/25/10	A3	1,880,000	2,188,320
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	5,425,000	5,533,500
The Coastal Corp. 9.625% 5/15/12	Baa2	1,775,000	2,046,202
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	1,640,000	1,664,600
			25,064,389
TOTAL ENERGY			25,320,139
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - 4.5%
Banks - 1.0%
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 1,120,000	$ 1,225,258
BankBoston Corp. 6.625% 2/1/04	A2	1,700,000	1,786,870
Capital One Bank 6.48% 6/28/02	Baa2	1,740,000	1,756,808
Den Danske Bank AS 6.375% 6/15/08 (g)(h)	Aa3	8,340,000	8,509,302
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,730,000	1,861,982
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	523,805
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,329,101
7.125% 4/22/04	Baa2	2,015,000	2,126,490
7.375% 9/17/04	Baa2	615,000	654,717
Long Island Savings Bank FSB 7% 6/13/02	Baa2	3,400,000	3,462,832
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	Aa3	1,660,000	1,680,850
7.816% 11/29/49	A1	3,230,000	3,435,105
Wachovia Corp. 4.95% 11/1/06	A1	5,000,000	4,911,400
			36,264,520
Diversified Financials - 2.7%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	4,244,305
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	1,710,000	1,658,700
American Gen. Finance Corp. 5.875% 7/14/06	A1	3,340,000	3,452,558
Amvescap PLC:
5.9% 1/15/07 (g)	A2	1,015,000	1,013,325
yankee 6.6% 5/15/05	A2	4,410,000	4,540,007
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	2,130,000	2,227,746
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	60,000	62,250
8.875% 2/15/08 (g)	Ba3	790,000	819,625
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,511,758
CIT Group, Inc. 5.5% 2/15/04	A2	680,000	698,346
Citigroup, Inc. 7.25% 10/1/10	Aa2	3,975,000	4,263,704

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ComEd Financing II 8.5% 1/15/27	Baa3	$ 2,800,000	$ 2,716,000
Conoco Funding Co.:
6.35% 10/15/11	Baa1	1,730,000	1,752,300
7.25% 10/15/31	Baa1	1,265,000	1,332,905
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	2,590,000	2,583,499
Details Capital Corp. 0% 11/15/07 (e)	B3	505,000	479,750
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	1,900,000	1,851,778
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	815,400
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,010,000	1,964,373
7.375% 10/28/09	A2	1,150,000	1,135,372
7.5% 3/15/05	A2	3,850,000	3,938,666
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	1,290,000	1,306,551
6.875% 9/15/11	A2	7,830,000	7,658,132
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	3,180,000	2,671,200
Household Finance Corp.:
6.5% 1/24/06	A2	1,565,000	1,608,961
8% 5/9/05	A2	1,535,000	1,651,522
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	1,600,000	1,847,920
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	3,900,000	4,258,800
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	2,090,000	2,142,375
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	1,030,000	1,035,150
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	1,315,000	1,363,261
NiSource Finance Corp. 7.875% 11/15/10	Baa2	4,065,000	4,204,064
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	5,950,000	5,236,000
PTC International Finance II SA yankee 11.25% 12/1/09	B2	870,000	878,700
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	1,760,000	1,798,403
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	Aa1	4,580,000	4,694,317
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	1,300,000	1,321,541
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Sprint Capital Corp. 6.875% 11/15/28	Baa1	$ 1,980,000	$ 1,811,086
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	3,925,000	3,848,777
			95,399,127
Insurance - 0.1%
MetLife, Inc. 6.125% 12/1/11	A1	1,350,000	1,337,067
The Chubb Corp. 6.8% 11/15/31	Aa3	3,300,000	3,229,050
			4,566,117
Real Estate - 0.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,590,000	1,611,704
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	3,028,588
EOP Operating LP:
6.375% 2/15/03	Baa1	3,600,000	3,710,484
7.75% 11/15/07	Baa1	3,220,000	3,468,520
ERP Operating LP 7.1% 6/23/04	A3	3,980,000	4,175,697
LNR Property Corp. 10.5% 1/15/09	Ba3	2,425,000	2,473,500
Meditrust Corp. 7.82% 9/10/26	Ba3	2,215,000	2,181,775
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	2,350,000	2,373,500
WCI Communities, Inc. 10.625% 2/15/11	B1	2,110,000	2,173,300
			25,197,068
TOTAL FINANCIALS			161,426,832
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	1,010,000	595,900
9.75% 12/1/06	Caa1	1,450,000	1,366,625
11.625% 12/1/06 (g)	B2	1,680,000	1,814,400
Boston Scientific Corp. 6.625% 3/15/05	Baa2	655,000	664,825
			4,441,750
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc.:
11% 1/2/07	-	330,000	332,475
12.25% 1/2/09	-	220,000	237,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	$ 410,000	$ 424,350
DaVita, Inc. 9.25% 4/15/11	B2	1,375,000	1,457,500
Fountain View, Inc. 11.25% 4/15/08 (d)	-	2,330,000	1,188,300
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	1,500,000	1,531,875
8.5% 2/1/08	Ba1	620,000	638,600
10.75% 10/1/08	Ba2	680,000	742,050
Medpartners, Inc. 7.375% 10/1/06	Ba3	1,020,000	1,014,900
Service Corp. International (SCI):
6.3% 3/15/03	B1	780,000	748,800
7.2% 6/1/06	B1	580,000	533,600
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	1,960,000	2,146,200
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	465,000	495,225
Triad Hospitals, Inc. 8.75% 5/1/09	B1	2,325,000	2,418,000
Unilab Corp. 12.75% 10/1/09	B3	470,000	545,200
			14,454,675
TOTAL HEALTH CARE			18,896,425
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	3,465,000	3,586,275
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	1,110,000	957,786
7.73% 9/15/12	Ba2	368,304	273,145
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	895,000	878,514
7.92% 5/18/12	A3	340,000	319,593
			2,429,038
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	6,510,000	6,314,700
7.875% 1/1/09	Ba3	210,000	202,650
8.5% 12/1/08 (g)	Ba3	1,670,000	1,670,000
8.875% 4/1/08	Ba3	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	991,700
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	1,098,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	2,035,000	2,085,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.: - continued
8.625% 4/1/13	B2	$ 1,320,000	$ 1,369,500
8.75% 9/30/09	B2	290,000	298,700
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	510,000	522,750
Pierce Leahy Corp. 9.125% 7/15/07	B2	705,000	734,963
World Color Press, Inc. 7.75% 2/15/09	Baa2	340,000	340,000
			15,822,638
Machinery - 0.1%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	3,790,000	3,817,553
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	450,000	461,250
8.875% 7/15/11	Ba2	4,070,000	4,171,750
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	320,000	264,000
10.25% 11/15/06	Ba3	310,000	234,050
			5,131,050
Road & Rail - 0.4%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	3,390,000	3,379,661
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,388,816
6.46% 6/22/05	Baa2	5,120,000	5,306,317
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	80,000	87,200
TFM SA de CV yankee 0% 6/15/09 (e)	B1	4,820,000	4,313,900
			15,475,894
TOTAL INDUSTRIALS			46,262,448
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	1,610,000	1,477,175
10.75% 8/1/11	B3	540,000	529,200
Motorola, Inc. 8% 11/1/11 (g)	A3	2,250,000	2,274,480
SBA Communications Corp. 10.25% 2/1/09	B3	1,060,000	911,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	$ 6,500,000	$ 1,430,000
12.5% 11/15/10	B3	1,600,000	816,000
			7,438,455
Computers & Peripherals - 0.1%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	2,050,000	2,101,517
7.65% 8/1/05	Baa2	1,650,000	1,666,038
			3,767,555
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	1,350,000	1,424,250
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	540,000	564,300
10.5% 2/1/09	B2	340,000	358,700
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,745,000
			3,668,000
TOTAL INFORMATION TECHNOLOGY			16,298,260
MATERIALS - 0.7%
Chemicals - 0.0%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	400,000	418,000
Huntsman Corp. 9.5% 7/1/07 (d)(g)	Ca	2,235,000	402,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	560,000	565,600
			1,385,900
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	1,380,000	1,462,800
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	770,000	723,800
7.35% 5/15/08	B3	330,000	295,350
7.5% 5/15/10	B3	310,000	272,800
7.8% 5/15/18	B3	140,000	115,500
7.85% 5/15/04	B3	1,460,000	1,416,200
8.1% 5/15/07	B3	630,000	567,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	2,185,000	2,370,725
Riverwood International Corp. 10.625% 8/1/07	B3	1,700,000	1,768,000
			8,992,175
Metals & Mining - 0.3%
Century Aluminum Co. 11.75% 4/15/08	Ba3	160,000	165,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	$ 2,630,000	$ 2,334,125
7.5% 11/15/06	B3	460,000	333,500
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	610,000	631,350
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3	170,000	181,050
9.625% 5/15/08	B1	1,552,000	1,664,520
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	5,060,000	4,882,900
			10,193,045
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (g)	Ba2	190,000	198,550
Potlatch Corp. 6.25% 3/15/02	Baa3	3,320,000	3,286,800
Stone Container Corp. 9.75% 2/1/11	B2	920,000	984,400
			4,469,750
TOTAL MATERIALS			25,040,870
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.2%
AT&T Corp.:
6.5% 3/15/29	A3	3,465,000	3,026,781
8% 11/15/31 (g)	A3	1,010,000	1,042,586
British Telecommunications PLC 8.875% 12/15/30	Baa1	2,580,000	2,960,653
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	3,020,000	3,297,659
Citizens Communications Co.:
8.5% 5/15/06	Baa2	2,900,000	3,079,394
9% 8/15/31 (g)	Baa2	1,000,000	1,091,230
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	3,410,000	3,483,417
8% 10/1/10	Baa3	1,950,000	1,968,974
NTL Communications Corp. 11.5% 10/1/08	B3	3,045,000	943,950
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	3,540,000	3,581,843
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	3,010,829
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,000,000	3,142,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	$ 340,000	$ 286,311
TELUS Corp. yankee 8% 6/1/11	Baa2	3,525,000	3,714,998
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	5,205,000	4,424,250
Triton PCS, Inc. 8.75% 11/15/11 (g)	B2	2,150,000	2,150,000
			41,205,375
Wireless Telecommunication Services - 1.3%
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,284,400
Echostar Broadband Corp. 10.375% 10/1/07	B1	12,365,000	12,859,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	3,415,000	2,253,900
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	11,498,550
0% 2/15/08 (e)	B1	840,000	571,200
Orange PLC yankee 9% 6/1/09	Baa1	3,455,000	3,696,850
PanAmSat Corp. 6% 1/15/03	Baa3	170,000	164,050
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	2,440,000	2,135,000
10.625% 7/15/10	B3	715,000	825,825
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	8,711,000	7,426,128
10.375% 11/15/09	Baa1	4,829,000	5,456,770
			48,172,273
TOTAL TELECOMMUNICATION SERVICES			89,377,648
UTILITIES - 1.5%
Electric Utilities - 1.2%
AES Corp.:
7.375% 6/15/03	Ba1	970,000	921,500
8.75% 6/15/08	Ba1	280,000	246,400
9.375% 9/15/10	Ba1	4,540,000	3,972,500
9.5% 6/1/09	Ba1	5,425,000	4,774,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,836,804
6.73% 12/11/02 (g)	Baa2	4,910,000	5,032,652
CMS Energy Corp.:
7.5% 1/15/09	Ba3	985,000	925,900
8.375% 7/1/03	Ba3	1,755,000	1,737,450
9.875% 10/15/07	Ba3	1,655,000	1,721,200
Edison Mission Energy:
9.875% 4/15/11	Baa3	1,780,000	1,797,800
10% 8/15/08	Baa3	1,660,000	1,676,600
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,520,000	1,475,373
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Illinois Power Co. 7.5% 6/15/09	Baa2	$ 1,880,000	$ 1,793,445
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,566,494
7.875% 12/15/26 (g)	A3	1,960,000	1,810,158
Mission Energy Co. 8.125% 6/15/02 (g)	Baa3	2,330,000	2,306,700
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	1,280,000	1,408,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	675,000	648,000
7.05% 3/1/24	B3	340,000	321,300
7.875% 3/1/02	B3	790,000	774,200
PSI Energy, Inc. 6.65% 6/15/06	A3	2,055,000	2,044,766
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	383,206
			43,174,448
Gas Utilities - 0.1%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	885,000	897,567
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	2,550,000	2,659,803
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,239,560
			4,796,930
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	3,290,000	3,421,600
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	395,000	388,680
7.5% 1/15/31	Baa2	2,635,000	2,551,576
			6,361,856
TOTAL UTILITIES			54,333,234
TOTAL NONCONVERTIBLE BONDS			658,514,094
TOTAL CORPORATE BONDS (Cost $684,929,748)			682,667,142
U.S. Government and Government Agency Obligations - 4.7%

U.S. Government Agency Obligations - 1.0%
Fannie Mae:
5.25% 6/15/06	Aaa	4,720,000	4,806,282

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.5% 2/15/06	Aaa	$ 3,255,000	$ 3,353,659
5.5% 5/2/06	Aa2	4,185,000	4,266,063
6.25% 2/1/11	Aa2	2,115,000	2,148,375
7.25% 5/15/30	Aaa	4,280,000	4,788,669
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,273,740
Freddie Mac:
5.875% 3/21/11	Aa2	9,265,000	9,156,414
6.875% 9/15/10	Aaa	1,400,000	1,510,908
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,958,481
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			35,262,591
U.S. Treasury Obligations - 3.7%
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.17% 1/3/02 to 3/21/02	-	5,650,000	5,638,961
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	8,050,000	8,690,217
7.625% 2/15/25	Aaa	1,290,000	1,593,756
8.125% 8/15/19	Aaa	22,210,000	28,043,679
8.875% 8/15/17	Aaa	2,000,000	2,656,880
10% 5/15/10	Aaa	9,600,000	11,340,000
11.75% 2/15/10 (callable)	Aaa	13,045,000	15,953,644
12% 8/15/13	Aaa	3,740,000	5,217,898
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	5,500,000	5,300,625
5% 2/15/11	Aaa	16,215,000	16,154,194
5% 8/15/11	Aaa	11,050,000	11,015,414
6.125% 8/15/07	Aaa	785,000	843,875
6.5% 10/15/06	Aaa	4,140,000	4,502,250
7% 7/15/06	Aaa	13,980,000	15,456,568
7.25% 8/15/04	Aaa	1,404,000	1,532,550
TOTAL U.S. TREASURY OBLIGATIONS			133,940,511
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $165,068,267)			169,203,102
U.S. Government Agency - Mortgage Securities - 9.5%

Fannie Mae - 6.8%
6% 6/1/13 to 1/1/29	Aaa	44,714,905	44,472,282
6.5% 5/1/23 to 10/1/31	Aaa	110,121,121	110,291,619
7% 8/1/13 to 9/1/31	Aaa	59,429,089	60,663,481
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fannie Mae - continued
7.5% 7/1/16 to 10/1/30	Aaa	$ 23,946,150	$ 24,784,328
8% 1/1/26 to 6/1/30	Aaa	3,616,653	3,793,404
TOTAL FANNIE MAE			244,005,114
Freddie Mac - 0.2%
7.5% 5/1/17 to 11/1/30	Aaa	8,767,888	9,067,451
8% 7/1/17 to 5/1/27	Aaa	308,033	323,852
8.5% 7/1/22 to 6/1/23	Aaa	22,763	24,427
TOTAL FREDDIE MAC			9,415,730
Government National Mortgage Association - 2.5%
6% 12/15/08 to 6/15/09	Aaa	1,625,242	1,644,630
6.5% 6/15/08 to 8/15/27	Aaa	27,446,063	27,787,693
7% 7/15/28 to 7/15/31	Aaa	19,770,957	20,194,978
7% 1/1/31	Aaa	12,434,979	12,687,565
7% 1/1/32	Aaa	3,526,700	3,598,336
7.5% 9/15/22 to 8/15/28	Aaa	13,147,953	13,649,049
8% 5/15/25 to 1/15/31	Aaa	6,245,910	6,539,015
8.5% 12/15/16 to 12/15/30	Aaa	2,329,577	2,470,427
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			88,571,693
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $333,723,903)			341,992,537
Asset-Backed Securities - 0.6%

Airplanes pass thru trust 10.875% 3/15/19	B2	419,773	54,570
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,754,478
CIT Marine Trust 5.8% 4/15/10	Aaa	4,262,437	4,350,350
CPS Auto Receivables Trust 6% 8/15/03	Aaa	609,366	609,557
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	4,600,000	4,740,156
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	4,285,000	4,399,371
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	1,055,000	1,087,351
7.03% 11/15/03	Aaa	704,000	713,900
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (g)(h)	Baa2	155,974	155,609

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	$ 2,650,000	$ 2,806,516
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	710,316	725,410
TOTAL ASSET-BACKED SECURITIES (Cost $23,227,812)			23,397,268
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (g)(h)	Ba3	612,008	292,574
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,283,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,570,750
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	3,842,127	4,041,418
TOTAL U.S. GOVERNMENT AGENCY			9,895,668
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,610,585)			10,188,242
Commercial Mortgage Securities - 1.6%

Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (h)(i)	Aaa	45,443,862	2,872,193
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(h)	-	1,900,000	1,284,875
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class D, 0% 2/25/43 (g)(h)	BBB	1	1
BTR 1 Trust weighted average coupon Series 1998-S1A Class G, 0% 11/28/02 (g)(h)	-	0	0
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 3,164,766
Class B, 7.48% 2/1/08	A	2,320,000	2,434,097
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	2,500,000	2,405,768
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,065,638
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,689,219
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,418,953
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,263,938
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (g)(h)	-	1,600,000	1,244,000
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (g)(i)	Aaa	21,082,052	756,812
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (g)(h)	-	500,000	50,000
Series 1997-B Class E, 0% 9/15/19 (g)(h)	-	301,838	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (g)	BBB-	2,138,389	2,020,778
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(h)	-	1,300,000	962,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (g)	Ba1	750,000	726,328

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(h)	Baa3	$ 4,930,000	$ 4,640,363
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(h)(i)	Aaa	50,235,000	2,032,950
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,879,768	2,918,015
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	695,000	669,207
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	285,000	279,249
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,040,767
Class L, 7.9% 11/15/26 (g)	-	1,133,000	635,896
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	2,390,000	2,459,366
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,295,813
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	4,068,500
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,346,641
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $57,677,019)			55,746,133
Foreign Government and Government Agency Obligations (j) - 0.4%

Chilean Republic 7.125% 1/11/12	Baa1	1,590,000	1,627,365
Newfoundland Province yankee 11.625% 10/15/07	Aa1	2,000,000	2,584,460
Quebec Province:
5.75% 2/15/09	A1	2,500,000	2,506,900
Foreign Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Quebec Province: - continued
7.5% 9/15/29	A1	$ 2,620,000	$ 2,870,472
United Mexican States 9.875% 2/1/10	Baa3	2,770,000	3,088,550
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,358,999)			12,677,747
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.94% (c)	164,349,493	164,349,493
Fidelity Money Market Central Fund, 2.33% (c)	123,860,162	123,860,162
TOTAL MONEY MARKET FUNDS (Cost $288,209,655)		288,209,655
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $3,382,211,096)		3,540,449,419
NET OTHER ASSETS - 1.4%		50,597,340
NET ASSETS - 100%		$ 3,591,046,759
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $119,447,727 or 3.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	19.3%	AAA, AA, A	18.1%
Baa	6.4%	BBB	6.3%
Ba	3.3%	BB	3.0%
B	6.1%	B	6.6%
Caa	0.7%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,787,501,291 and $4,158,044,290, respectively, of which long-term U.S. government and government agency obligations aggregated $783,384,800 and $1,045,992,398, respectively.

The market value of futures contracts opened and closed during the period amounted to $765,344,026 and $904,774,223, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $140,674 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,745,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,553,000. The weighted average interest rate was 4.32%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $3,390,830,376. Net unrealized appreciation aggregated $149,619,043, of which $251,376,599 related to appreciated investment securities and $101,757,556 related to depreciated investment securities.

The fund hereby designates approximately $62,253,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $168,073,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $3,382,211,096) - See accompanying schedule		$ 3,540,449,419
Cash		352,818
Receivable for investments sold		78,516,167
Receivable for fund shares sold		1,751,396
Dividends receivable		1,591,714
Interest receivable		18,651,302
Other receivables		56
Total assets		3,641,312,872
Liabilities
Payable for investments purchased Regular delivery	$ 29,774,255
Delayed delivery	16,301,314
Payable for fund shares redeemed	2,296,238
Accrued management fee	1,581,530
Distribution fees payable	5,117
Other payables and accrued expenses	307,659
Total liabilities		50,266,113
Net Assets		$ 3,591,046,759
Net Assets consist of:
Paid in capital		$ 3,473,672,151
Undistributed net investment income		144,946,442
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(185,808,636)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,236,802
Net Assets		$ 3,591,046,759
Initial Class: Net Asset Value, offering price and redemption price per share ($3,547,729,625 ÷ 244,565,552 shares)		$14.51
Service Class: Net Asset Value, offering price and redemption price per share ($31,324,375 ÷ 2,173,329 shares)		$14.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,992,759 ÷ 835,331 shares)		$14.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 25,271,892
Interest		131,600,641
Security lending		9,940
Total income		156,882,473
Expenses
Management fee	$ 19,936,689
Transfer agent fees	2,510,792
Distribution fees	50,969
Accounting and security lending fees	643,336
Custodian fees and expenses	101,353
Audit	49,394
Legal	23,732
Interest	1,333
Miscellaneous	715,751
Total expenses before reductions	24,033,349
Expense reductions	(326,608)	23,706,741
Net investment income		133,175,732
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,540,523)
Foreign currency transactions	2,952
Futures contracts	(49,909,591)	(186,447,162)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(133,104,380)
Assets and liabilities in foreign currencies	(317)
Futures contracts	8,113,538	(124,991,159)
Net gain (loss)		(311,438,321)
Net increase (decrease) in net assets resulting from operations		$ (178,262,589)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 133,175,732	$ 169,689,841
Net realized gain (loss)	(186,447,162)	71,952,466
Change in net unrealized appreciation (depreciation)	(124,991,159)	(417,674,101)
Net increase (decrease) in net assets resulting from operations	(178,262,589)	(176,031,794)
Distributions to shareholders From net investment income	(165,533,467)	(155,528,551)
From net realized gain	(62,082,268)	(361,637,025)
Total distributions	(227,615,735)	(517,165,576)
Share transactions - net increase (decrease)	(166,612,262)	(103,868,167)
Total increase (decrease) in net assets	(572,490,586)	(797,065,537)
Net Assets
Beginning of period	4,163,537,345	4,960,602,882
End of period (including undistributed net investment income of $144,946,442 and $177,028,055, respectively)	$ 3,591,046,759	$ 4,163,537,345

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	14,430,722	$ 210,075,603	15,773,125	$ 262,419,927
Reinvested	14,767,544	225,648,078	31,454,002	514,587,479
Redeemed	(42,543,930)	(613,757,840)	(53,688,174)	(896,416,716)
Net increase (decrease)	(13,345,664)	$ (178,034,159)	(6,461,047)	$ (119,409,310)
Service Class Sold	570,655	$ 8,204,922	741,504	$ 12,184,248
Reinvested	110,168	1,674,550	157,694	2,567,255
Redeemed	(429,185)	(6,155,901)	(251,421)	(4,163,614)
Net increase (decrease)	251,638	$ 3,723,571	647,777	$ 10,587,889
Service Class 2 A Sold	583,205	$ 8,374,378	312,250	$ 5,136,587
Reinvested	19,334	293,107	666	10,842
Redeemed	(68,344)	(969,159)	(11,780)	(194,175)
Net increase (decrease)	534,195	$ 7,698,326	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 164,107,693		$ 154,762,338
Service Class		1,212,605		762,991
Service Class 2 A		213,169		3,222
Total		$ 165,533,467		$ 155,528,551
From net realized gain Initial Class		$ 61,540,385		$ 359,825,141
Service Class		461,945		1,804,264
Service Class 2 A		79,938		7,620
Total		$ 62,082,268		$ 361,637,025
		$ 227,615,735		$ 517,165,576

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Income from Investment Operations
Net investment income E	.51	.62	.59	.59	.57
Net realized and unrealized gain (loss)	(1.13)	(1.30)	1.28	1.84	2.58
Total from investment operations	(.62)	(.68)	1.87	2.43	3.15
Less Distributions
From net investment income	(.64)	(.60) G	(.60)	(.57)	(.59)
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	(1.48)
Total distributions	(.88)	(1.98)	(1.36)	(2.28)	(2.07)
Net asset value, end of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Total Return C, D	(4.15)%	(3.87)%	11.09%	15.05%	20.65%
Ratios to Average Net Assets H
Expenses before expense reductions	.64%	.61%	.63%	.64%	.65%
Expenses net of voluntary waivers, if any	.64%	.61%	.63%	.64%	.65%
Expenses net of all reductions	.63%	.61%	.62%	.63%	.64%
Net investment income	3.53%	3.73%	3.36%	3.46%	3.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937
Portfolio turnover rate	108%	76%	94%	113%	101%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income E	.49	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(1.12)	(1.31)	1.29	1.82	.29
Total from investment operations	(.63)	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.63)	(.59) G	(.60)	(.57)	-
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	-
Total distributions	(.87)	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C, D	(4.24)%	(4.06)%	11.01%	14.82%	2.22%
Ratios to Average Net Assets H
Expenses before expense reductions	.74%	.72%	.74%	.78%	.75% A
Expenses net of voluntary waivers, if any	.74%	.72%	.74%	.78%	.75% A
Expenses net of all reductions	.73%	.71%	.73%	.77%	.75% A
Net investment income	3.43%	3.62%	3.25%	3.49%	3.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,324	$ 30,583	$ 23,677	$ 5,801	$ 10
Portfolio turnover rate	108%	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income E	.46	.53
Net realized and unrealized gain (loss)	(1.11)	(.84)
Total from investment operations	(.65)	(.31)
Less Distributions
From net investment income	(.64)	(.59) G
From net realized gain	(.24)	(1.38) G
Total distributions	(.88)	(1.97)
Net asset value, end of period	$ 14.36	$ 15.89
Total Return B, C,D	(4.38)%	(1.97)%
Ratios to Average Net Assets H
Expenses before expense reductions	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.88% A
Expenses net of all reductions	.89%	.88% A
Net investment income	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,993	$ 4,785
Portfolio turnover rate	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class	-12.36%	10.35%	15.68%
S&P 500®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a *

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $27,715 - a 177.15% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
PepsiCo, Inc.	2.8
Colgate-Palmolive Co.	2.7
Minnesota Mining & Manufacturing Co.	2.4
Berkshire Hathaway, Inc. Class A	2.3
Exxon Mobil Corp.	2.1
12.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	18.9
Financials	16.1
Consumer Staples	14.7
Industrials	14.4
Consumer Discretionary	10.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	0.5%
Short-Term Investments and Net Other Assets	3.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2001, the fund's return slightly lagged the Standard & Poor's 500 Index - which returned -11.89% - and beat the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. What factors shaped the fund's performance?

A. I anticipated the difficult corporate earnings environment in 2001 - particularly in the technology sector - and, as a result, had the fund positioned conservatively as the year began. The fund's heavy emphasis on consumer staples, financials and health care companies - as well as its low weighting in technology - helped it perform well through the first three quarters of the year. But aggressive monetary easing following the tragedy of September 11 caused the market to shift dramatically toward technology, and the sector rallied sharply. With its low tech exposure, the fund gave up all of its gains from earlier in the year relative to the S&P 500, but still finished well ahead of the competition. The fund outperformed its peer group average during the period because many peers held higher weightings in technology.

Q. Why were you so cautious on technology?

A. I didn't think the rich valuations within the sector reflected the slower growth rates of most companies. Tech and telecommunications stocks traded at extremely high valuations throughout 1999 and 2000, and these high valuations attracted huge waves of new capital and capacity to the sector. So when demand fell during 2001, profits collapsed. Some leading companies - including EMC and Sun Microsystems - fell by as much as 50%. In retrospect, my cautious approach - the fund's average exposure to tech stocks was around 8% during the period - was the right call as technology stocks declined 30% in 2001. The fund did not own positions in EMC or Sun at the end of the period.

Q. On average, health care and finance were the fund's largest sector exposures during the period. How did the fund's investments in each area perform?

A. Within health care, the fund benefited from its positions in hospital stocks, but those gains were muted by the poor performance of pharmaceuticals. Two of the fund's leading hospital stocks during the period were HCA and Tenet Healthcare, both of which prospered from favorable demographics, strong market positions, excellent cost control and more free cash flow. Finance stocks, meanwhile, outperformed the overall market as lower interest rates contributed to improved margins and increased refinancing activity. The fund's stakes in Fannie Mae and Fifth Third Bancorp, for example, were solid performers in 2001. Insurance stocks American International Group and Berkshire Hathaway also helped, as profits for both companies accelerated due to firmer industry pricing trends.

Q. Where else did you look for opportunities?

A. My concerns about technology stocks led me to work harder to find good growth stories outside that sector. As always, I looked for companies experiencing positive fundamental change and accelerating earnings growth. One example was defense company Lockheed Martin, which continued to improve its overall business profile by cutting costs, increasing free cash flow and selling underperforming, non-strategic businesses. The fund's largest service-related position - First Data - also helped performance as the company's Western Union and credit card processing divisions grew profits nicely.

Q. Which stocks were disappointments?

A. I try to learn from my mistakes every year, and this year's lesson was that high valuations leave no room for earnings disappointments. The fund's investment in American Tower, for example, performed poorly as the stock was expensive and business suffered from the slowing economy. Other disappointments included drugmaker Schering-Plough - which ran into patent protection issues and manufacturing problems - and drugstore chain CVS, which declined due to a pharmacist shortage and the weak economy. I had sold off both positions by year-end.

Q. What's your outlook going forward?

A. I'll most likely continue to emphasize growth companies and turnaround situations outside of the technology sector. The aggressive monetary stimulus last year - in the form of 11 interest rate cuts - coupled with the absence of inflation could result in a more stable market. Both corporate and consumer debt levels, however, are quite high, which could mute any recovery. My biggest concerns for 2002 are uncertain profit growth and high valuations. I would caution investors from assuming significant stock market appreciation this year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2001, more than $8.4 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.1%
Exide Technologies	100	$ 123
Gentex Corp. (a)	153,500	4,103,055
Michelin SA (Compagnie Generale des Etablissements) Series B	196,706	6,499,036
		10,602,214
Automobiles - 1.2%
Harley-Davidson, Inc.	532,300	28,909,213
Honda Motor Co. Ltd.	516,400	21,045,881
Nissan Motor Co. Ltd.	1,893,000	9,991,911
Toyota Motor Corp.	1,680,700	42,824,234
		102,771,239
Hotels, Restaurants & Leisure - 0.6%
AFC Enterprises, Inc.	128,300	3,642,437
Aztar Corp. (a)	97,600	1,786,080
CBRL Group, Inc.	40,700	1,198,208
CEC Entertainment, Inc. (a)	2,100	91,119
Cheesecake Factory, Inc. (a)	164,700	5,726,619
Darden Restaurants, Inc.	119,200	4,219,680
Friendly Ice Cream Corp. (a)	204,600	810,216
Harrah's Entertainment, Inc. (a)	39,800	1,472,998
International Game Technology (a)	77,000	5,259,100
Krispy Kreme Doughnuts, Inc. (a)	15,400	680,680
McDonald's Corp.	192,200	5,087,534
MGM Mirage, Inc. (a)	99,500	2,872,565
P.F. Chang's China Bistro, Inc. (a)	267,750	12,664,575
Ryan's Family Steak Houses, Inc. (a)	188,500	4,081,025
Starwood Hotels & Resorts Worldwide, Inc. unit	61,100	1,823,835
		51,416,671
Household Durables - 1.8%
Beazer Homes USA, Inc. (a)	62,900	4,602,393
Blyth, Inc.	69,000	1,604,250
Centex Corp.	421,800	24,080,562
D.R. Horton, Inc.	105,700	3,431,022
Furniture Brands International, Inc. (a)	18,400	589,168
Harman International Industries, Inc.	724,100	32,656,910
KB Home	33,800	1,355,380
Lennar Corp.	413,800	19,374,116
Mohawk Industries, Inc. (a)	603,120	33,099,226
Newell Rubbermaid, Inc.	332,600	9,169,782
Nintendo Co. Ltd.	53,300	9,290,157
Schuler Homes, Inc. Class A (a)	189,400	3,759,590
Whirlpool Corp.	137,200	10,060,876
		153,073,432
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	447,700	29,951,130
Lands' End, Inc. (a)	131,500	6,596,040
		36,547,170

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.3%
Mattel, Inc.	1,312,300	$ 22,571,560
Media - 2.6%
Charter Communications, Inc. Class A (a)	2,280,000	37,460,400
Comcast Corp. Class A (special) (a)	1,546,100	55,659,600
Cox Communications, Inc. Class A (a)	27,500	1,152,525
E.W. Scripps Co. Class A	247,700	16,348,200
Hispanic Broadcasting Corp. (a)	103,000	2,626,500
Liberty Media Corp. Class A (a)	1,467,200	20,540,800
Mediacom Communications Corp. Class A (a)	604,400	11,036,344
Omnicom Group, Inc.	203,000	18,138,050
Univision Communications, Inc. Class A (a)	227,900	9,220,834
USA Networks, Inc. (a)	205,500	5,612,205
Viacom, Inc. Class B (non-vtg.) (a)	881,236	38,906,569
		216,702,027
Multiline Retail - 0.6%
99 Cents Only Stores (a)	334,800	12,755,880
Costco Wholesale Corp. (a)	86,600	3,843,308
Kohls Corp. (a)	309,100	21,773,004
Nordstrom, Inc.	102,200	2,067,506
Stein Mart, Inc. (a)	435,500	3,640,780
Wal-Mart Stores, Inc.	75,200	4,327,760
		48,408,238
Specialty Retail - 2.5%
AutoZone, Inc. (a)	444,600	31,922,280
Bed Bath & Beyond, Inc. (a)	550,200	18,651,780
Best Buy Co., Inc. (a)	186,100	13,860,728
CDW Computer Centers, Inc. (a)	76,900	4,130,299
Charming Shoppes, Inc. (a)	930,900	4,943,079
Copart, Inc. (a)	316,500	11,511,105
Footstar, Inc. (a)	361,200	11,305,560
Gap, Inc.	825,700	11,510,258
Home Depot, Inc.	43,610	2,224,546
Lowe's Companies, Inc.	695,000	32,254,950
Michaels Stores, Inc. (a)	162,800	5,364,260
Ross Stores, Inc.	73,800	2,367,504
Staples, Inc. (a)	159,500	2,982,650
Talbots, Inc.	176,500	6,398,125
The Bombay Company, Inc. (a)	505,500	1,152,540
The Pep Boys - Manny, Moe & Jack	550,100	9,434,215
TJX Companies, Inc.	884,600	35,260,156
Toys 'R' Us, Inc. (a)	2,500	51,850
		205,325,885
Textiles & Apparel - 0.3%
Coach, Inc. (a)	102,931	4,012,250
Delta Apparel, Inc.	8,870	185,383
Delta Woodside Industries, Inc. (a)	88,700	78,056
Liz Claiborne, Inc.	261,600	13,014,600
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
Tommy Hilfiger Corp. (a)	292,600	$ 4,023,250
Wolverine World Wide, Inc.	326,400	4,912,320
		26,225,859
TOTAL CONSUMER DISCRETIONARY		873,644,295
CONSUMER STAPLES - 14.7%
Beverages - 4.9%
Anheuser-Busch Companies, Inc.	1,344,000	60,762,240
Diageo PLC	2,971,623	33,964,462
Molson, Inc. Class A	1,123,100	19,757,979
Pepsi Bottling Group, Inc.	2,488,300	58,475,050
PepsiCo, Inc.	4,846,550	235,978,514
		408,938,245
Food & Drug Retailing - 2.3%
Albertson's, Inc.	722,800	22,760,972
Coles Myer Ltd.	1,920,460	8,237,736
Fleming Companies, Inc.	526,918	9,747,983
George Weston Ltd.	437,100	28,396,670
J. Sainsbury PLC	5,087,892	27,113,173
Loblaw Companies Ltd.	240,140	7,845,740
Performance Food Group Co. (a)	201,100	7,072,687
Safeway PLC	1,780,314	8,294,839
Sysco Corp.	473,400	12,412,548
Tesco PLC	4,653,300	16,870,260
Walgreen Co.	69,200	2,329,272
Whole Foods Market, Inc. (a)	894,900	38,981,844
William Morrison Supermarkets PLC	1,899,534	5,579,843
		195,643,567
Food Products - 2.4%
American Italian Pasta Co. Class A (a)	148,400	6,237,252
Bunge Ltd.	19,900	463,272
Cadbury Schweppes PLC	3,160,234	20,153,697
Dreyer's Grand Ice Cream, Inc.	12,416	478,140
Hershey Foods Corp.	541,300	36,646,010
Hormel Foods Corp.	34,800	935,076
J.M. Smucker Co.	36,300	1,284,294
Kellogg Co.	97,200	2,925,720
Kraft Foods, Inc. Class A	1,695,470	57,696,844
Nestle SA (Reg.)	202,781	43,306,271
Smithfield Foods, Inc. (a)	114,500	2,523,580
Wm. Wrigley Jr. Co.	630,700	32,399,059
		205,049,215
Household Products - 2.7%
Colgate-Palmolive Co.	3,880,930	224,123,708
Personal Products - 2.4%
Avon Products, Inc.	2,671,828	124,240,002

	Shares	Value (Note 1)
Estee Lauder Companies, Inc. Class A	267,000	$ 8,560,020
Gillette Co.	2,063,300	68,914,220
		201,714,242
TOTAL CONSUMER STAPLES		1,235,468,977
ENERGY - 8.5%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	174,200	6,353,074
BJ Services Co. (a)	122,200	3,965,390
ENSCO International, Inc.	380,600	9,457,910
Hanover Compressor Co. (a)	752,800	19,015,728
Noble Drilling Corp. (a)	133,800	4,554,552
Schlumberger Ltd. (NY Shares)	137,300	7,544,635
Smith International, Inc. (a)	23,100	1,238,622
		52,129,911
Oil & Gas - 7.9%
Alberta Energy Co. Ltd.	3,516,920	132,956,193
BP PLC sponsored ADR	3,679,932	171,153,637
Burlington Resources, Inc.	487,590	18,304,129
Canadian Natural Resources Ltd.	103,870	2,500,163
ChevronTexaco Corp.	20,295	1,818,635
Equitable Resources, Inc.	314,100	10,701,387
Exxon Mobil Corp.	4,514,442	177,417,571
Murphy Oil Corp.	251,600	21,144,464
Noble Affiliates, Inc.	288,900	10,195,281
Phillips Petroleum Co.	159,500	9,611,470
Storm Energy, Inc. (a)	102,100	609,418
Suncor Energy, Inc.	1,800,220	59,268,364
Talisman Energy, Inc.	304,370	11,569,732
Valero Energy Corp.	924,700	35,249,564
		662,500,008
TOTAL ENERGY		714,629,919
FINANCIALS - 15.8%
Banks - 5.0%
Australia & New Zealand Banking Group Ltd.	1,029,961	9,366,636
Bank of America Corp.	67,200	4,230,240
Bank of Ireland	772,797	7,180,857
Bank One Corp.	2,278,500	88,975,425
Barclays PLC	164,300	5,442,273
Commerce Bancorp, Inc., New Jersey	862,484	33,930,121
Compass Bancshares, Inc.	24,700	699,010
Credit Suisse Group (Reg.)	81,880	3,497,288
Fifth Third Bancorp	1,335,580	82,245,016
Golden West Financial Corp., Delaware	648,400	38,158,340
Lloyds TSB Group PLC	2,064,400	22,423,017
M&T Bank Corp.	193,600	14,103,760
NetBank, Inc. (a)	207,700	2,176,696
North Fork Bancorp, Inc.	458,600	14,670,614
Royal Bank of Scotland Group PLC	2,150,213	52,345,473
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
SouthTrust Corp.	747,200	$ 18,433,424
Synovus Financial Corp.	197,400	4,944,870
TCF Financial Corp.	101,900	4,889,162
U.S. Bancorp, Delaware	733,394	15,349,936
		423,062,158
Diversified Financials - 4.2%
Alliance Data Systems Corp.	27,000	517,050
Allied Capital Corp.	20,500	533,000
American Express Co.	2,000	71,380
Capital One Financial Corp.	747,300	40,316,835
Citigroup, Inc.	171,315	8,647,981
Daiwa Securities Group, Inc.	1,860,000	9,732,968
Doral Financial Corp.	336,000	10,486,560
Fannie Mae	1,347,700	107,142,150
Household International, Inc.	1,889,190	109,459,669
MBNA Corp.	123,400	4,343,680
Merrill Lynch & Co., Inc.	2,000	104,240
Moody's Corp.	279,400	11,136,884
Nikko Cordial Corp.	922,000	4,096,377
Nomura Holdings, Inc.	448,000	5,716,108
USA Education, Inc.	500,100	42,018,402
		354,323,284
Insurance - 5.9%
ACE Ltd.	106,900	4,292,035
AFLAC, Inc.	2,000	49,120
Allstate Corp.	207,000	6,975,900
American International Group, Inc.	1,580,584	125,498,370
Berkshire Hathaway, Inc.:
Class A (a)	2,577	194,821,200
Class B (a)	2,800	7,070,000
Everest Re Group Ltd.	416,480	29,445,136
IPC Holdings Ltd.	117,800	3,486,880
MBIA, Inc.	39,750	2,131,793
MetLife, Inc.	2,027,300	64,224,864
Ohio Casualty Corp.	76,700	1,231,035
PartnerRe Ltd.	81,300	4,390,200
RenaissanceRe Holdings Ltd.	215,255	20,535,327
SAFECO Corp.	181,200	5,644,380
Swiss Reinsurance Co. (Reg.)	152,614	15,375,566
Unitrin, Inc.	11,000	434,720
XL Capital Ltd. Class A	82,500	7,537,200
Zenith National Insurance Corp.	127,700	3,567,938
		496,711,664
Real Estate - 0.7%
AvalonBay Communities, Inc.	97,500	4,612,725
Equity Office Properties Trust	180,000	5,414,400

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	1,515,600	$ 43,512,876
ResortQuest International, Inc. (a)	192,100	914,396
		54,454,397
TOTAL FINANCIALS		1,328,551,503
HEALTH CARE - 18.9%
Biotechnology - 1.0%
Cephalon, Inc. (a)	172,900	13,068,647
Charles River Labs International, Inc. (a)	466,900	15,631,812
Enzon, Inc. (a)	77,300	4,350,444
Genentech, Inc. (a)	244,100	13,242,425
Gilead Sciences, Inc. (a)	177,690	11,677,787
IDEC Pharmaceuticals Corp. (a)	245,260	16,905,772
Neurocrine Biosciences, Inc. (a)	181,000	9,287,110
QLT, Inc. (a)	20,400	519,100
Serologicals Corp. (a)	21,400	460,100
		85,143,197
Health Care Equipment & Supplies - 3.4%
Amersham PLC	509,700	4,931,409
Apogent Technologies, Inc.	102,900	2,654,820
Baxter International, Inc.	342,400	18,362,912
Becton, Dickinson & Co.	282,900	9,378,135
Bio-Rad Laboratories, Inc. Class A (a)	95,900	6,070,470
Biomet, Inc.	573,200	17,711,880
Cooper Companies, Inc.	279,700	13,979,406
Cyberonics, Inc. (a)	2,000	53,060
Cytyc Corp. (a)	667,200	17,413,920
DENTSPLY International, Inc.	526,966	26,453,693
Disetronic Holding AG (Reg.)	6,155	5,120,503
Edwards Lifesciences Corp. (a)	20,300	560,889
Guidant Corp. (a)	182,500	9,088,500
ICU Medical, Inc. (a)	67,300	2,994,850
Luxottica Group Spa sponsored ADR	343,960	5,668,461
Medtronic, Inc.	208,134	10,658,542
Ocular Sciences, Inc. (a)	10,900	253,970
Resmed, Inc. (a)	21,000	1,132,320
Smith & Nephew PLC	6,534,753	39,485,592
St. Jude Medical, Inc. (a)	249,988	19,411,568
Sybron Dental Specialties, Inc. (a)	390,833	8,434,176
Therasense, Inc.	101,700	2,522,160
Varian Medical Systems, Inc. (a)	301,500	21,484,890
Zimmer Holdings, Inc. (a)	1,356,977	41,442,078
		285,268,204
Health Care Providers & Services - 5.6%
Accredo Health, Inc. (a)	24,600	976,620
AdvancePCS Class A (a)	101,700	2,984,895
American Healthways, Inc. (a)	6,200	198,028
AMN Healthcare Services, Inc.	159,600	4,373,040
Caremark Rx, Inc. (a)	685,664	11,183,180
Community Health Systems, Inc. (a)	869,300	22,167,150
Dianon Systems, Inc. (a)	35,700	2,170,560
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	1,840,016	$ 70,914,217
Health Management Associates, Inc. Class A (a)	1,723,190	31,706,696
HealthSouth Corp. (a)	305,200	4,523,064
ICON PLC sponsored ADR (a)	20,300	605,143
Laboratory Corp. of America Holdings (a)	118,000	9,540,300
Manor Care, Inc. (a)	595,700	14,124,047
Matria Healthcare, Inc. (a)	600	20,778
Maximus, Inc. (a)	55,200	2,321,712
McKesson Corp.	138,900	5,194,860
Patterson Dental Co. (a)	1,378,400	56,417,912
PDI, Inc. (a)	9,500	212,040
Pediatrix Medical Group (a)	64,800	2,198,016
Quest Diagnostics, Inc. (a)	362,500	25,994,875
Rightchoice Managed Care, Inc. (a)	1,500	104,985
Tenet Healthcare Corp. (a)	1,664,900	97,762,928
UnitedHealth Group, Inc.	1,344,600	95,157,342
Wellpoint Health Networks, Inc. (a)	41,800	4,884,330
		465,736,718
Pharmaceuticals - 8.9%
Abbott Laboratories	424,100	23,643,575
Altana AG	175,050	8,741,647
American Home Products Corp.	1,307,000	80,197,520
AstraZeneca PLC sponsored ADR	753,300	35,103,780
Aventis SA (France)	357,200	25,361,201
Barr Laboratories, Inc. (a)	158,900	12,610,304
Biovail Corp. (a)	343,520	19,191,881
Bristol-Myers Squibb Co.	25,700	1,310,700
Elan Corp. PLC sponsored ADR (a)	1,529,200	68,905,752
Eli Lilly & Co.	14,400	1,130,976
Forest Laboratories, Inc. (a)	623,800	51,120,410
InterMune, Inc. (a)	268,600	13,231,236
Johnson & Johnson	2,165,000	127,951,500
King Pharmaceuticals, Inc. (a)	192,233	8,098,776
Mylan Laboratories, Inc.	90,000	3,375,000
Novartis AG sponsored ADR	1,648,800	60,181,200
Pfizer, Inc.	4,283,465	170,696,080
Pharmaceutical Resources, Inc. (a)	200,400	6,773,520
Sanofi-Synthelabo SA	181,889	13,592,319
Schering AG	130,700	6,946,483
Teva Pharmaceutical Industries Ltd. sponsored ADR	203,100	12,517,053
		750,680,913
TOTAL HEALTH CARE		1,586,829,032
INDUSTRIALS - 14.3%
Aerospace & Defense - 2.1%
Alliant Techsystems, Inc. (a)	12,000	926,400

	Shares	Value (Note 1)
Curtiss-Wright Corp. Class B	402	$ 18,693
Lockheed Martin Corp.	3,792,940	177,016,510
		177,961,603
Air Freight & Couriers - 0.1%
Expeditors International of Washington, Inc.	33,616	1,914,431
United Parcel Service, Inc. Class B	91,100	4,964,950
		6,879,381
Airlines - 1.1%
British Airways PLC	1,011,248	2,871,135
Ryanair Holdings PLC sponsored ADR (a)	1,709,420	54,786,911
Southwest Airlines Co.	2,082,730	38,488,850
		96,146,896
Building Products - 0.1%
American Standard Companies, Inc. (a)	136,400	9,306,572
Commercial Services & Supplies - 4.8%
Administaff, Inc. (a)	37,600	1,030,616
Advisory Board Co.	82,300	2,279,710
Automatic Data Processing, Inc.	2,133,100	125,639,590
Avery Dennison Corp.	88,400	4,997,252
Brambles Industries Ltd.	831,013	4,413,311
Career Education Corp. (a)	273,800	9,385,864
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	452,100
Certegy, Inc. (a)	161,800	5,536,796
Cintas Corp.	691,100	33,172,800
Concord EFS, Inc. (a)	267,500	8,768,650
Corinthian Colleges, Inc. (a)	104,380	4,268,098
Corporate Executive Board Co. (a)	93,700	3,438,790
Cross Country, Inc.	58,100	1,539,650
CSG Systems International, Inc. (a)	140,200	5,671,090
Dun & Bradstreet Corp. (a)	70,000	2,471,000
Edison Schools, Inc. Class A (a)	200	3,930
Exult, Inc. (a)	677,200	10,869,060
First Data Corp.	1,458,100	114,387,945
Fiserv, Inc. (a)	446,800	18,908,576
Robert Half International, Inc. (a)	159,749	4,265,298
The BISYS Group, Inc. (a)	352,585	22,561,914
Waste Management, Inc.	496,700	15,849,697
Weight Watchers International, Inc.	200	6,764
		399,918,501
Construction & Engineering - 0.3%
Fluor Corp.	466,884	17,461,462
Jacobs Engineering Group, Inc. (a)	141,460	9,336,360
		26,797,822
Electrical Equipment - 0.0%
Molex, Inc. Class A (non-vtg.)	79,000	2,136,950
Power-One, Inc. (a)	17,500	182,175
		2,319,125
Industrial Conglomerates - 2.8%
Minnesota Mining & Manufacturing Co.	1,737,910	205,438,341
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tomkins PLC	1,783,100	$ 5,503,930
Tyco International Ltd.	429,100	25,273,990
		236,216,261
Machinery - 0.5%
Danaher Corp.	201,122	12,129,668
Graco, Inc.	9,700	378,785
Illinois Tool Works, Inc.	30,800	2,085,776
Kennametal, Inc.	10,800	434,916
PACCAR, Inc.	200,500	13,156,810
SPX Corp. (a)	99,631	13,639,484
		41,825,439
Road & Rail - 2.2%
C.H. Robinson Worldwide, Inc.	1,097,754	31,741,557
Canadian National Railway Co.	985,850	47,508,604
Canadian Pacific Railway Ltd.	522,850	10,545,040
CSX Corp.	905,930	31,752,847
Heartland Express, Inc. (a)	113,770	3,159,393
Knight Transportation, Inc. (a)	225,750	4,239,585
Landstar System, Inc. (a)	60,200	4,365,102
Norfolk Southern Corp.	413,600	7,581,288
Swift Transportation Co., Inc. (a)	1,576,392	33,908,192
Werner Enterprises, Inc.	232,656	5,653,541
		180,455,149
Trading Companies & Distributors - 0.3%
Fastenal Co.	322,900	21,450,247
MSC Industrial Direct, Inc. Class A (a)	18,100	357,475
		21,807,722
TOTAL INDUSTRIALS		1,199,634,471
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.1%
Brocade Communications System, Inc. (a)	94,500	3,129,840
Cisco Systems, Inc. (a)	20,400	369,444
Riverstone Networks, Inc.	85,700	1,422,620
Tellium, Inc.	720,900	4,491,207
UTStarcom, Inc. (a)	200	5,700
		9,418,811
Computers & Peripherals - 1.3%
Apple Computer, Inc. (a)	486,163	10,646,970
Dell Computer Corp. (a)	666,200	18,107,316
Handspring, Inc. (a)	97,800	659,172
International Business Machines Corp.	432,200	52,278,912
Logitech International SA (Reg.) (a)	426,899	15,645,581
O2Micro International Ltd. (a)	84,200	2,025,010
Storage Technology Corp. (a)	627,800	12,976,626
		112,339,587

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	65,000	$ 3,123,250
Flir Systems, Inc. (a)	265,600	10,071,552
Itron, Inc. (a)	51,000	1,545,300
Mettler-Toledo International, Inc. (a)	350,600	18,178,610
Roper Industries, Inc.	222,800	11,028,600
Symbol Technologies, Inc.	245,500	3,898,540
Thermo Electron Corp.	699,832	16,697,992
Waters Corp. (a)	325,500	12,613,125
		77,156,969
Internet Software & Services - 0.1%
Keynote Systems, Inc. (a)	520,000	4,862,000
WebEx Communications, Inc. (a)	164,400	4,085,340
WebMD Corp. (a)	21,600	152,496
Websense, Inc. (a)	8,600	275,802
		9,375,638
IT Consulting & Services - 1.1%
Accenture Ltd. Class A	1,273,100	34,271,852
Affiliated Computer Services, Inc. Class A (a)	35,600	3,778,228
Computer Sciences Corp. (a)	66,500	3,257,170
Electronic Data Systems Corp.	486,600	33,356,430
Perot Systems Corp. Class A (a)	64,800	1,323,216
SunGard Data Systems, Inc. (a)	536,100	15,509,373
		91,496,269
Office Electronics - 0.0%
Xerox Corp.	49,800	518,916
Semiconductor Equipment & Products - 0.8%
Analog Devices, Inc. (a)	2,600	115,414
Cabot Microelectronics Corp. (a)	114,200	9,050,350
Intel Corp.	814,600	25,619,170
Intersil Corp. Class A (a)	188,000	6,063,000
Linear Technology Corp.	225,100	8,787,904
Marvell Technology Group Ltd. (a)	35,200	1,260,864
Maxim Integrated Products, Inc. (a)	71,600	3,759,716
Photronics, Inc. (a)	47,600	1,492,260
Semtech Corp. (a)	95,400	3,404,826
Silicon Laboratories, Inc. (a)	61,000	2,056,310
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	122,700	2,106,759
Virage Logic Corp. (a)	47,400	911,502
		64,628,075
Software - 2.5%
Adobe Systems, Inc.	2,000	62,100
BEA Systems, Inc. (a)	908,880	13,996,752
Cadence Design Systems, Inc. (a)	119,400	2,617,248
Cerner Corp. (a)	214,900	10,729,957
Electronic Arts, Inc. (a)	112,951	6,771,412
Fair, Isaac & Co., Inc.	31,200	1,966,224
Intuit, Inc. (a)	423,242	18,106,293
Magma Design Automation, Inc.	3,700	112,036
Microsoft Corp. (a)	1,287,000	85,263,750
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Network Associates, Inc. (a)	903,100	$ 23,345,135
Numerical Technologies, Inc. (a)	52,100	1,833,920
PeopleSoft, Inc. (a)	221,608	8,908,642
Red Hat, Inc. (a)	706,800	5,018,280
Synopsys, Inc. (a)	145,464	8,592,558
THQ, Inc. (a)	20,500	993,635
VERITAS Software Corp. (a)	428,952	19,229,918
		207,547,860
TOTAL INFORMATION TECHNOLOGY		572,482,125
MATERIALS - 4.8%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	336,000	15,761,760
Engelhard Corp.	213,900	5,920,752
OM Group, Inc.	158,400	10,484,496
Praxair, Inc.	742,812	41,040,363
RPM, Inc.	57,900	837,234
Valspar Corp.	176,300	6,981,480
		81,026,085
Construction Materials - 0.0%
Lafarge North America, Inc.	250	9,393
Containers & Packaging - 0.1%
Bemis Co., Inc.	34,500	1,696,710
Pactiv Corp. (a)	170,400	3,024,600
Peak International Ltd. (a)	200,000	1,500,000
		6,221,310
Metals & Mining - 3.2%
Agnico-Eagle Mines Ltd.	305,300	3,011,567
Alcoa, Inc.	1,024,200	36,410,310
Barrick Gold Corp.	1,041,000	16,645,797
BHP Billiton Ltd.	4,179,257	22,408,445
BHP Billiton PLC	4,659,263	23,675,765
Compania de Minas Buenaventura SA sponsored ADR	471,100	9,765,903
Fording, Inc.	168,803	3,001,461
Franco Nevada Mining Corp. Ltd.	2,879,164	42,601,352
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,308,600	17,522,154
Gold Fields Ltd.	997,200	4,784,230
Goldcorp, Inc.	1,783,280	21,624,343
Impala Platinum Holdings Ltd.	97,600	4,578,283
Lonmin PLC	11,100	169,697
Massey Energy Corp.	467,300	9,687,129
Meridian Gold, Inc. (a)	373,600	3,837,874
Newmont Mining Corp.	793,110	15,156,332
Normandy Mining Ltd.	3,190,883	2,949,258

	Shares	Value (Note 1)
Placer Dome, Inc.	790,000	$ 8,636,592
Rio Tinto PLC (Reg.)	1,416,300	27,137,668
		273,604,160
Paper & Forest Products - 0.5%
International Paper Co.	334,100	13,480,935
Mead Corp.	188,600	5,825,854
Sappi Ltd.	706,200	7,070,839
Stora Enso Oyj (R Shares)	508,800	6,524,528
Westvaco Corp.	101,600	2,890,520
Weyerhaeuser Co.	58,600	3,169,088
		38,961,764
TOTAL MATERIALS		399,822,712
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.1%
Cable & Wireless PLC	1,160,600	5,584,900
Cable & Wireless PLC sponsored ADR	102,100	1,512,101
		7,097,001
Wireless Telecommunication Services - 1.5%
AirGate PCS, Inc. (a)	135,700	6,181,135
Alamosa Holdings, Inc. (a)	241,200	2,877,516
American Tower Corp. Class A (a)	2,008,070	19,016,423
Mobile TeleSystems Ojsc sponsored ADR (a)	200	7,132
Sprint Corp. - PCS Group Series 1 (a)	2,002,300	48,876,143
Triton PCS Holdings, Inc. Class A (a)	837,400	24,577,690
Vimpel Communications sponsored ADR (a)	200	5,210
Vodafone Group PLC sponsored ADR	987,100	25,348,728
		126,889,977
TOTAL TELECOMMUNICATION SERVICES		133,986,978
UTILITIES - 0.2%
Electric Utilities - 0.2%
Entergy Corp.	36,600	1,431,426
FirstEnergy Corp.	218,300	7,636,134
Southern Co.	465,540	11,801,439
		20,868,999
Gas Utilities - 0.0%
Southern Union Co.	23,165	436,892
TOTAL UTILITIES		21,305,891
TOTAL COMMON STOCKS (Cost $7,244,706,223)		8,066,355,903
Convertible Preferred Stocks - 0.4%
	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
Xerox Capital Trust II $3.75 (e)	342,900	$ 23,757,827
Real Estate - 0.0%
Vornado Realty Trust Series A, $3.25	45,900	2,639,250
TOTAL FINANCIALS		26,397,077
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (e)	9,200	10,172,900
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,372,629)		36,569,977
Convertible Bonds - 0.3%
Moody's Ratings (unaudited) (d)		Principal Amount (c)
CONSUMER DISCRETIONARY - 0.1%
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (e)	Ba3	$ 4,540,000	5,096,150
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp. 0% 2/6/21	Ba3	10,160,000	7,387,336
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Redback Networks, Inc. 5% 4/1/07	CCC-	6,710,000	3,355,000
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (e)	CCC	5,025,000	5,985,780
TOTAL CONVERTIBLE BONDS (Cost $19,065,467)			21,824,266
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.63% to 2.2% 1/3/02 to 3/21/02	-	3,400,000	3,393,996
U.S. Treasury Bonds 6.875% 8/15/25	Aaa	14,800,000	16,876,588
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,297,302)			20,270,584
Money Market Funds - 7.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	543,547,695	$ 543,547,695
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	89,714,500	89,714,500
TOTAL MONEY MARKET FUNDS (Cost $633,262,195)		633,262,195
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $7,950,703,816)		8,778,282,925
NET OTHER ASSETS - (4.4)%		(372,877,176)
NET ASSETS - 100%		$ 8,405,405,749
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,012,657 or 0.5% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
PJ America, Inc.	$ -	$ 8,247,615	$ -	$ -
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $11,825,672,661 and $11,236,897,839, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $233,229,004, respectively.

The market value of futures contracts opened and closed during the period amounted to $498,802,371 and $551,784,208, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $789,160 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.5%
United Kingdom	6.6
Canada	5.2
Switzerland	1.7
Ireland	1.5
Japan	1.2
Bermuda	1.1
Others (individually less than 1%)	2.2
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,008,815,953. Net unrealized appreciation aggregated $769,466,972, of which $1,028,470,929 related to appreciated investment securities and $259,003,957 related to depreciated investment securities.

The fund hereby designates approximately $248,988,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $675,098,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $86,361,377) (cost $7,950,703,816) - See accompanying schedule		$ 8,778,282,925
Cash		78,150
Receivable for investments sold		13,425,820
Receivable for fund shares sold		7,581,084
Dividends receivable		5,208,028
Interest receivable		1,846,130
Other receivables		88,522
Total assets		8,806,510,659
Liabilities
Payable for investments purchased	$ 293,410,349
Payable for fund shares redeemed	13,510,889
Accrued management fee	3,993,674
Distribution fees payable	144,406
Payable for daily variation on futures contracts	62,911
Other payables and accrued expenses	268,181
Collateral on securities loaned, at value	89,714,500
Total liabilities		401,104,910
Net Assets		$ 8,405,405,749
Net Assets consist of:
Paid in capital		$ 8,248,254,052
Undistributed net investment income		62,524,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(732,966,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		827,594,136
Net Assets		$ 8,405,405,749
Initial Class: Net Asset Value, offering price and redemption price per share ($6,972,615,331 ÷ 346,456,881 shares)		$20.13
Service Class: Net Asset Value, offering price and redemption price per share ($1,201,104,730 ÷ 59,870,948 shares)		$20.06
Service Class 2: Net Asset Value, offering price and redemption price per share ($231,685,688 ÷ 11,586,879 shares)		$20.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 82,986,154
Interest		37,573,076
Security lending		993,617
Total income		121,552,847
Expenses
Management fee	$ 49,785,927
Transfer agent fees	5,706,134
Distribution fees	1,516,678
Accounting and security lending fees	837,913
Non-interested trustees' compensation	29,548
Custodian fees and expenses	524,381
Audit	58,127
Legal	56,374
Miscellaneous	1,691,531
Total expenses before reductions	60,206,613
Expense reductions	(3,680,032)	56,526,581
Net investment income		65,026,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(5,029,365) on sales of investments in affiliated issuers)	(604,378,310)
Foreign currency transactions	(40,011)
Futures contracts	(6,550,601)	(610,968,922)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(676,795,259)
Assets and liabilities in foreign currencies	48,020
Futures contracts	458,688	(676,288,551)
Net gain (loss)		(1,287,257,473)
Net increase (decrease) in net assets resulting from operations		$ (1,222,231,207)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 65,026,266	$ 68,317,627
Net realized gain (loss)	(610,968,922)	204,849,547
Change in net unrealized appreciation (depreciation)	(676,288,551)	(962,270,276)
Net increase (decrease) in net assets resulting from operations	(1,222,231,207)	(689,103,102)
Distributions to shareholders From net investment income	(69,399,586)	(35,814,293)
From net realized gain	(248,845,348)	(1,235,476,968)
Total distributions	(318,244,934)	(1,271,291,261)
Share transactions - net increase (decrease)	102,246,420	2,023,685,153
Total increase (decrease) in net assets	(1,438,229,721)	63,290,790
Net Assets
Beginning of period	9,843,635,470	9,780,344,680
End of period (including undistributed net investment income of $62,524,412 and $67,012,238, respectively)	$ 8,405,405,749	$ 9,843,635,470
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	46,135,846	$ 938,388,669	53,448,851	$ 1,355,965,735
Reinvested	12,488,712	275,251,203	45,653,334	1,161,877,344
Redeemed	(70,827,054)	(1,431,503,158)	(49,325,329)	(1,240,820,402)
Net increase (decrease)	(12,202,496)	$ (217,863,286)	49,776,856	$ 1,277,022,677
Service Class Sold	13,891,953	$ 284,903,951	24,126,050	$ 612,579,539
Reinvested	1,820,820	40,039,821	4,305,875	109,369,237
Redeemed	(8,440,108)	(168,326,292)	(2,471,479)	(61,156,455)
Net increase (decrease)	7,272,665	$ 156,617,480	25,960,446	$ 660,792,321
Service Class 2 A Sold	9,228,820	$ 185,001,257	3,591,561	$ 88,871,209
Reinvested	134,574	2,953,910	1,759	44,679
Redeemed	(1,242,618)	(24,462,941)	(127,217)	(3,045,733)
Net increase (decrease)	8,120,776	$ 163,492,226	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 60,769,746		$ 32,731,929
Service Class		8,007,964		3,081,105
Service Class 2 A		621,876		1,259
Total		$ 69,399,586		$ 35,814,293
From net realized gain Initial Class		$ 214,481,457		$ 1,129,145,416
Service Class		32,031,857		106,288,132
Service Class 2 A		2,332,034		43,420
Total		$ 248,845,348		$ 1,235,476,968
		$ 318,244,934		$ 1,271,291,261

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Income from Investment Operations
Net investment income E	.16	.17	.12	.13	.16
Net realized and unrealized gain (loss)	(3.01)	(1.84)	5.59	5.54	3.73
Total from investment operations	(2.85)	(1.67)	5.71	5.67	3.89
Less Distributions
From net investment income	(.17)	(.11)	(.12)	(.14)	(.14)
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	(.37)
Total distributions	(.77)	(3.73)	(1.00)	(1.17)	(.51)
Net asset value, end of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Total Return C, D	(12.28)%	(6.58)%	24.25%	29.98%	24.14%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.66%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.70%	.71%
Expenses net of all reductions	.64%	.63%	.65%	.66%	.68%
Net investment income	.77%	.69%	.48%	.62%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868
Portfolio turnover rate	140%	177%	172%	201%	142%
Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income E	.14	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(3.00)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(2.86)	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.15)	(.11)	(.12)	(.14)	-
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	-
Total distributions	(.75)	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C, D	(12.36)%	(6.71)%	24.15%	29.94%	(0.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.78%	.80%	.81% A
Expenses net of voluntary waivers, if any	.78%	.76%	.78%	.80%	.81% A
Expenses net of all reductions	.74%	.74%	.75%	.75%	.78% A
Net investment income	.67%	.59%	.37%	.53%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Portfolio turnover rate	140%	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income E	.10	.10
Net realized and unrealized gain (loss)	(2.98)	(.93)
Total from investment operations	(2.88)	(.83)
Less Distributions
From net investment income	(.16)	(.11)
From net realized gain	(.60)	(3.62)
Total distributions	(.76)	(3.73)
Net asset value, end of period	$ 20.00	$ 23.64
Total Return B, C, D	(12.47)%	(3.86)%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.92% A
Expenses net of voluntary waivers, if any	.94%	.92% A
Expenses net of all reductions	.90%	.90% A
Net investment income	.52%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,686	$ 81,950
Portfolio turnover rate	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class	-5.09%	9.30%	13.56%
Russell 3000® Value	-4.33%	11.02%	14.15%
Variable Annuity Equity Income Funds Average	-4.26%	9.82%	11.76%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity equity income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,656 - a 256.56% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,572 - a 275.72% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Citigroup, Inc.	3.7
Fannie Mae	3.6
Exxon Mobil Corp.	3.4
SBC Communications, Inc.	2.1
BellSouth Corp.	1.9
14.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	27.5
Industrials	14.3
Consumer Discretionary	12.5
Energy	12.2
Information Technology	6.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	1.7%
Short-Term Investments and Net Other Assets	1.9%

* Foreign investments	6.6%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Petersen, Portfolio Manager of Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2001, the fund marginally underperformed the Russell 3000® Value Index and the Lipper Inc. variable annuity equity income funds average, which fell 4.33% and 4.26%, respectively. The fund's underperformance was due primarily to its higher weighting in energy stocks and stock selection in pharmaceutical issues during the period.

Q. How did you position the fund in a difficult year for equities?

A. Throughout most of the period, I focused on cyclical and economically sensitive stocks. The fund's sector weightings stayed relatively the same throughout the period, with an emphasis on stocks of companies that were attractively valued and paid dividends. I looked to industrial stocks, which were among the cheapest stocks due to the recessionary environment. I also focused on financial stocks - the largest sector weighting in the portfolio - which delivered mixed performance in a slowing economy. Additionally, I was able to find attractively priced technology companies in the more conservative areas of the sector. I reduced the fund's exposure to health care stocks early in the period because they had performed very well and I wanted to lock in profits. However, the fund's pharmaceutical holdings were negatively affected by investors' concerns that the industry's future growth could be slower than in the past. The fund's large-cap orientation hurt performance relative to its peer group through much of the year, but during the fourth-quarter rally the fund performed better than the Russell index because of our slightly more aggressive stance.

Q. Which of your stock selections in these sectors helped performance?

A. Good performers included Bank of America, a larger holding, which went through a fairly long and difficult merger with NationsBank a few years ago. By focusing on cutting costs and streamlining operations following the merger, it avoided the riskier lending practices that came back to haunt some of its competitors this year when the economy slowed. Investors also gravitated to IBM, a steady and consistent performer that survived the volatile year in good shape. The company expanded its business services operations, which were not as affected by the slowing economy's technology fallout. IBM continued to meet earnings expectations, delivering better relative performance than many of its competitors. Staples and Office Depot benefited from their conservative approach this year after years of rapid expansion. Staples' Web site recently broke even in terms of profitability, and the company's acquisitions in Europe were doing well at the end of 2001. Office Depot also performed well by strengthening its share in existing markets.

Q. Which stocks hurt the fund's performance?

A. Although Fannie Mae's underlying fundamentals were intact throughout the period, its performance suffered late in the year as investors became increasingly interested in other companies that had greater potential to increase earnings growth. Halliburton, an energy services company involved in exploration and drilling, was hurt by the lower worldwide demand for oil and by asbestos-related litigation against several of its subsidiaries. Exxon Mobil was another large fund holding whose performance suffered from the declining global demand for oil. SBC Communications, a regional telephone company and a top fund holding, was hurt by the slowing growth in business and consumer lines, as well as lower demand for second telephone lines as customers substituted wireless phones and other types of providers for Internet access.

Q. What's your outlook, Steve?

A. I think it's becoming increasingly apparent that underlying business conditions are, if not actually improving, holding steady. The Federal Reserve Board's efforts to reduce interest rates and provide liquidity, combined with the U.S. government's tax reduction and economic stimulus programs, may be starting to work, which may have been reflected in the stock market's 2001 fourth-quarter rally. Hopefully, the economy will show more positive signs in 2002, with perhaps the first indicator being better first-quarter GDP growth. I am somewhat concerned about the potential for a stumble, given that we've already had a strong stock market recovery and technology stocks still look expensive. In general, though, economic trends look more positive, and the outlook for corporate earnings should improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500®; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2001, more than $10.3 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.5%
Johnson Controls, Inc.	328,900	$ 26,558,675
TRW, Inc.	524,600	19,431,184
		45,989,859
Automobiles - 0.4%
Ford Motor Co.	391,900	6,160,668
General Motors Corp.	738,600	35,895,960
		42,056,628
Hotels, Restaurants & Leisure - 2.1%
Harrah's Entertainment, Inc. (a)	407,730	15,090,087
Mandalay Resort Group (a)	889,100	19,026,740
McDonald's Corp.	2,280,400	60,362,188
MGM Mirage, Inc. (a)	1,814,070	52,372,201
Park Place Entertainment Corp. (a)	1,649,600	15,126,832
Six Flags, Inc. (a)	1,364,556	20,986,871
Starwood Hotels & Resorts Worldwide, Inc. unit	1,017,381	30,368,823
		213,333,742
Household Durables - 1.1%
Black & Decker Corp.	595,500	22,468,215
Maytag Corp.	1,100,820	34,158,445
Snap-On, Inc.	1,102,000	37,093,320
Whirlpool Corp.	270,900	19,865,097
		113,585,077
Media - 4.0%
Clear Channel Communications, Inc. (a)	1,003,500	51,088,185
Dow Jones & Co., Inc.	375,800	20,567,534
Fox Entertainment Group, Inc. Class A (a)	1,251,600	33,204,948
Gannett Co., Inc.	486,200	32,687,226
Liberty Media Corp. Class A (a)	1,430,200	20,022,800
News Corp. Ltd.:
ADR	297,734	9,470,919
sponsored ADR	303,867	8,040,321
Reader's Digest Association, Inc. Class A (non-vtg.)	1,357,303	31,326,553
Tribune Co.	991,100	37,096,873
Viacom, Inc. Class B (non-vtg.) (a)	3,261,318	143,987,190
Walt Disney Co.	1,342,900	27,824,888
		415,317,437
Multiline Retail - 1.7%
Big Lots, Inc.	864,056	8,986,185
Costco Wholesale Corp. (a)	94,690	4,202,342
Dillard's, Inc. Class A	658,900	10,542,400
Federated Department Stores, Inc. (a)	953,000	38,977,700
JCPenney Co., Inc.	164,500	4,425,050
Kmart Corp. (a)	1,245,375	6,799,748
Sears, Roebuck & Co.	554,100	26,397,324
Target Corp.	1,166,100	47,868,405
Wal-Mart Stores, Inc.	522,400	30,064,120
		178,263,274

	Shares	Value (Note 1)
Specialty Retail - 1.7%
Charming Shoppes, Inc. (a)	612,800	$ 3,253,968
Gap, Inc.	1,612,400	22,476,856
Office Depot, Inc. (a)	1,167,100	21,638,034
RadioShack Corp.	634,600	19,101,460
Staples, Inc. (a)	3,626,562	67,816,709
The Limited, Inc.	2,698,200	39,717,504
		174,004,531
Textiles & Apparel - 0.1%
Kellwood Co.	612,840	14,714,288
TOTAL CONSUMER DISCRETIONARY		1,197,264,836
CONSUMER STAPLES - 5.2%
Beverages - 0.2%
The Coca-Cola Co.	385,500	18,176,325
Food & Drug Retailing - 0.3%
Albertson's, Inc.	821,200	25,859,588
CVS Corp.	251,400	7,441,440
Rite Aid Corp. (a)	8,323	42,114
		33,343,142
Food Products - 0.5%
H.J. Heinz Co.	396,400	16,299,968
Kellogg Co.	613,500	18,466,350
Kraft Foods, Inc. Class A	624,400	21,248,332
		56,014,650
Household Products - 1.2%
Kimberly-Clark Corp.	1,215,300	72,674,940
Procter & Gamble Co.	646,400	51,149,632
		123,824,572
Personal Products - 1.8%
Avon Products, Inc.	915,600	42,575,400
Estee Lauder Companies, Inc. Class A	308,300	9,884,098
Gillette Co.	3,872,320	129,335,488
		181,794,986
Tobacco - 1.2%
Philip Morris Companies, Inc.	2,794,900	128,146,165
TOTAL CONSUMER STAPLES		541,299,840
ENERGY - 12.2%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	1,658,000	60,467,260
Halliburton Co.	3,159,800	41,393,380
Schlumberger Ltd. (NY Shares)	1,508,800	82,908,560
		184,769,200
Oil & Gas - 10.4%
Anadarko Petroleum Corp.	136,900	7,782,765
BP PLC sponsored ADR	3,305,342	153,731,456
Burlington Resources, Inc.	512,900	19,254,266
ChevronTexaco Corp.	976,471	87,501,566
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	3,142,815	$ 88,941,665
Devon Energy Corp.	293,965	11,361,734
Exxon Mobil Corp.	8,805,436	346,053,635
Royal Dutch Petroleum Co. (NY Shares)	1,934,900	94,848,798
TotalFinaElf SA:
Class B	448,000	62,935,040
sponsored ADR	2,183,396	153,361,735
USX - Marathon Group	1,491,400	44,742,000
		1,070,514,660
TOTAL ENERGY		1,255,283,860
FINANCIALS - 27.1%
Banks - 9.2%
Bank of America Corp.	2,438,190	153,484,061
Bank of New York Co., Inc.	3,077,800	125,574,240
Bank One Corp.	2,471,138	96,497,939
Comerica, Inc.	1,309,400	75,028,620
FleetBoston Financial Corp.	1,924,100	70,229,650
Huntington Bancshares, Inc.	60,200	1,034,838
Mellon Financial Corp.	2,266,900	85,280,778
PNC Financial Services Group, Inc.	706,400	39,699,680
U.S. Bancorp, Delaware	4,207,038	88,053,305
Wachovia Corp.	2,120,052	66,484,831
Wells Fargo & Co.	3,483,800	151,371,110
		952,739,052
Diversified Financials - 13.9%
American Express Co.	3,233,596	115,407,041
Brascan Corp. Class A (ltd. vtg.)	297,600	5,375,723
Charles Schwab Corp.	2,037,700	31,523,219
Citigroup, Inc.	7,517,820	379,499,531
Fannie Mae	4,652,500	369,873,750
Freddie Mac	747,100	48,860,340
Household International, Inc.	2,289,547	132,656,353
J.P. Morgan Chase & Co.	3,879,950	141,036,183
Kinder Morgan Management LLC	141,195	5,351,291
Merrill Lynch & Co., Inc.	1,210,800	63,106,896
Morgan Stanley Dean Witter & Co.	1,841,600	103,019,104
Nomura Holdings, Inc.	1,622,000	20,695,374
Washington Mutual Capital Trust unit (f)	339,000	16,314,375
		1,432,719,180
Insurance - 2.9%
ACE Ltd.	841,500	33,786,225
Allstate Corp.	1,480,900	49,906,330
American International Group, Inc.	702,550	55,782,470
Conseco, Inc. (a)	1,142,100	5,093,766
Hartford Financial Services Group, Inc.	1,560,100	98,021,083

	Shares	Value (Note 1)
Highlands Insurance Group, Inc. (a)	32,600	$ 3,586
Marsh & McLennan Companies, Inc.	294,400	31,633,280
Prudential Financial, Inc.	89,900	2,983,781
The Chubb Corp.	164,400	11,343,600
UnumProvident Corp.	543,700	14,413,487
		302,967,608
Real Estate - 1.1%
Crescent Real Estate Equities Co.	673,100	12,189,841
Equity Office Properties Trust	524,500	15,776,960
Equity Residential Properties Trust (SBI)	1,299,000	37,294,290
Liberty Property Trust (SBI)	884,250	26,394,863
Public Storage, Inc.	609,700	20,363,980
		112,019,934
TOTAL FINANCIALS		2,800,445,774
HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co.	680,800	22,568,520
Guidant Corp. (a)	301,380	15,008,724
		37,577,244
Health Care Providers & Services - 0.1%
McKesson Corp.	389,300	14,559,820
Pharmaceuticals - 4.6%
American Home Products Corp.	1,050,400	64,452,544
Bristol-Myers Squibb Co.	2,837,700	144,722,700
Eli Lilly & Co.	829,000	65,109,660
Merck & Co., Inc.	1,583,100	93,086,280
Pfizer, Inc.	661,700	26,368,745
Schering-Plough Corp.	2,129,530	76,258,469
		469,998,398
TOTAL HEALTH CARE		522,135,462
INDUSTRIALS - 14.1%
Aerospace & Defense - 2.7%
Boeing Co.	510,200	19,785,556
General Dynamics Corp.	287,700	22,912,428
Honeywell International, Inc.	2,740,325	92,677,792
Lockheed Martin Corp.	767,900	35,837,893
Northrop Grumman Corp.	191,500	19,305,115
Raytheon Co.	255,900	8,309,073
Rockwell Collins, Inc.	181,800	3,545,100
United Technologies Corp.	1,195,400	77,258,702
		279,631,659
Building Products - 0.4%
Masco Corp.	1,839,700	45,072,650
Commercial Services & Supplies - 1.8%
Avery Dennison Corp.	703,700	39,780,161
Ceridian Corp. (a)	454,000	8,512,500
IMS Health, Inc.	1,304,800	25,456,648
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	207,200	$ 3,967,880
Pitney Bowes, Inc.	1,181,300	44,428,693
R.R. Donnelley & Sons Co.	535,300	15,893,057
Republic Services, Inc. (a)	1,184,100	23,646,477
Viad Corp.	775,800	18,370,944
		180,056,360
Electrical Equipment - 0.3%
Rockwell International Corp.	1,863,700	33,285,682
Industrial Conglomerates - 4.2%
General Electric Co.	4,238,740	169,888,699
Minnesota Mining & Manufacturing Co.	356,400	42,130,044
Textron, Inc.	959,200	39,768,432
Tyco International Ltd.	3,126,846	184,171,229
		435,958,404
Machinery - 3.0%
Caterpillar, Inc.	1,120,200	58,530,450
Deere & Co.	1,138,650	49,713,459
Eaton Corp.	428,300	31,869,803
Illinois Tool Works, Inc.	514,400	34,835,168
Ingersoll-Rand Co.	1,074,144	44,909,961
Kennametal, Inc.	366,203	14,746,995
Milacron, Inc.	181,130	2,863,665
Navistar International Corp.	387,600	15,310,200
Parker Hannifin Corp.	1,047,700	48,099,907
Pentair, Inc.	300,200	10,960,302
		311,839,910
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	2,998,700	85,552,911
CSX Corp.	660,400	23,147,020
Norfolk Southern Corp.	159,700	2,927,301
Union Pacific Corp.	1,015,900	57,906,300
		169,533,532
TOTAL INDUSTRIALS		1,455,378,197
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 0.4%
Lucent Technologies, Inc.	911,600	5,733,964
Motorola, Inc.	2,536,200	38,093,724
		43,827,688
Computers & Peripherals - 2.3%
Compaq Computer Corp.	1,648,900	16,093,264
Dell Computer Corp. (a)	1,843,500	50,106,330
Hewlett-Packard Co.	2,648,000	54,389,920
International Business Machines Corp.	778,000	94,106,880
NCR Corp. (a)	227,100	8,370,906
Sun Microsystems, Inc. (a)	791,400	9,734,220
		232,801,520

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.8%
Arrow Electronics, Inc. (a)	604,700	$ 18,080,530
Avnet, Inc.	851,730	21,693,563
Tektronix, Inc. (a)	274,200	7,068,876
Thermo Electron Corp.	1,539,600	36,734,856
		83,577,825
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	215,100	10,535,598
Unisys Corp. (a)	1,722,317	21,597,855
		32,133,453
Semiconductor Equipment & Products - 1.1%
Intel Corp.	2,298,200	72,278,390
Micron Technology, Inc. (a)	723,300	22,422,300
National Semiconductor Corp. (a)	440,975	13,577,620
		108,278,310
Software - 0.8%
Computer Associates International, Inc.	728,400	25,122,516
Compuware Corp. (a)	389,700	4,594,563
Microsoft Corp. (a)	871,600	57,743,500
		87,460,579
TOTAL INFORMATION TECHNOLOGY		588,079,375
MATERIALS - 5.9%
Chemicals - 2.4%
Arch Chemicals, Inc.	352,800	8,184,960
Crompton Corp.	469,251	4,223,259
Dow Chemical Co.	1,112,300	37,573,494
E.I. du Pont de Nemours & Co.	1,024,149	43,536,574
Great Lakes Chemical Corp.	409,900	9,952,372
Hercules Trust II unit	15,700	6,142,625
Hercules, Inc. (a)	649,700	6,497,000
Lyondell Chemical Co.	821,000	11,764,930
Millennium Chemicals, Inc.	853,650	10,755,990
PolyOne Corp.	1,076,100	10,545,780
Praxair, Inc.	1,203,612	66,499,563
Solutia, Inc.	2,360,900	33,099,818
		248,776,365
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	1,242,900	19,849,113
Metals & Mining - 2.0%
Alcan, Inc.	820,900	29,476,272
Alcoa, Inc.	1,936,416	68,839,589
Allegheny Technologies, Inc.	636,350	10,658,863
Dofasco, Inc.	926,300	15,021,238
Newmont Mining Corp.	446,300	8,528,793
Nucor Corp.	540,900	28,646,064
Pechiney SA Series A	421,511	21,763,593
Phelps Dodge Corp.	811,800	26,302,320
		209,236,732
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 1.3%
Bowater, Inc.	798,600	$ 38,093,220
Georgia-Pacific Group	1,657,600	45,766,336
International Paper Co.	485,000	19,569,750
Weyerhaeuser Co.	469,900	25,412,192
		128,841,498
TOTAL MATERIALS		606,703,708
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	4,479,321	81,254,883
BellSouth Corp.	5,040,599	192,298,852
BT Group PLC sponsored ADR	79,800	2,932,650
Qwest Communications International, Inc.	1,504,960	21,265,085
SBC Communications, Inc.	5,542,893	217,115,119
Verizon Communications, Inc.	2,592,502	123,040,145
		637,906,734
UTILITIES - 1.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	428,700	18,661,311
Cinergy Corp.	286,600	9,581,038
DPL, Inc.	532,354	12,819,084
Entergy Corp.	2,080,900	81,383,999
FirstEnergy Corp.	90,600	3,169,188
Niagara Mohawk Holdings, Inc. (a)	64,300	1,140,039
Northeast Utilities	1,648,400	29,061,292
Southern Co.	448,300	11,364,405
		167,180,356
Multi-Utilities - 0.2%
SCANA Corp.	788,500	21,943,955
TOTAL UTILITIES		189,124,311
TOTAL COMMON STOCKS (Cost $7,940,631,040)		9,793,622,097
Preferred Stocks - 1.5%

Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	9,224,500
Media - 0.2%
Cox Communications, Inc. $6.858 PRIZES	154,200	8,951,310
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	317,100	8,601,338
		17,552,648
TOTAL CONSUMER DISCRETIONARY		26,777,148

	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.1%
Equity Securities Trust I (Cablevision Systems Corp. - NY Group Class A) $2.3725	193,300	$ 8,601,850
Xerox Capital Trust II $3.75 (f)	74,300	5,147,876
		13,749,726
Insurance - 0.2%
ACE Ltd. $4.125 PRIDES	225,800	18,522,374
Prudential Financial, Inc. $3.375 (a)	65,500	3,784,132
		22,306,506
TOTAL FINANCIALS		36,056,232
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	177,700	9,973,413
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Lucent Technologies, Inc. $80.00 (f)	5,660	6,258,545
Motorola, Inc. $3.50	273,200	12,702,980
		18,961,525
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81	227,800	12,813,750
TOTAL INFORMATION TECHNOLOGY		31,775,275
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	314,100	9,721,395
UTILITIES - 0.4%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,793,360
TXU Corp.:
$1.6575 PRIDES	398,400	9,960,000
$4.38	226,400	11,713,936
		30,467,296
Gas Utilities - 0.1%
NiSource, Inc. $3.875 PIES	299,300	13,618,150
TOTAL UTILITIES		44,085,446
TOTAL CONVERTIBLE PREFERRED STOCKS		158,388,909
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	18,573	1,982,668
TOTAL PREFERRED STOCKS (Cost $161,885,228)		160,371,577
Corporate Bonds - 1.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	Ba2	$ 15,369,000	$ 4,858,141
Media - 0.4%
Adelphia Communications Corp. 6% 2/15/06	B3	9,440,000	8,302,197
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	26,600,000	11,318,300
Liberty Media Corp.3.5% 1/15/31 (f)	Baa3	11,400,000	8,649,750
News America, Inc. liquid yield option note 0% 2/28/21 (f)	Baa3	22,670,000	11,128,703
			39,398,950
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	5,080,000	5,702,300
Specialty Retail - 0.1%
Lowe's Companies, Inc. liquid yield option note 0% 2/16/21 (f)	A3	7,800,000	6,490,380
TOTAL CONSUMER DISCRETIONARY			56,449,771
FINANCIALS - 0.1%
Diversified Financials - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (f)	-	3,680,000	3,532,800
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	5,340,000	4,566,715
TOTAL FINANCIALS			8,099,515
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp.:
liquid yield option note 0% 2/6/21 (f)	Ba3	19,570,000	14,229,347
0% 2/6/21	Ba3	4,620,000	3,359,202
			17,588,549

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Corning, Inc. 3.5% 11/1/08	Baa1	$ 13,700,000	$ 15,419,898
Nortel Networks Corp. 4.25% 9/1/08 (f)	Baa2	4,800,000	4,629,024
			20,048,922
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	6,802,400
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (f)	Baa2	6,670,000	7,462,730
Sanmina-SCI Corp. 0% 9/12/20	Ba3	480,000	178,176
			7,640,906
Semiconductor Equipment & Products - 0.0%
Teradyne, Inc. 3.75% 10/15/06 (f)	-	3,880,000	5,294,687
TOTAL INFORMATION TECHNOLOGY			39,786,915
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (f)	CCC	6,790,000	8,088,248
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	8,950,000	5,404,010
5.25% 1/15/10	B1	3,350,000	2,022,730
			7,426,740
TOTAL CONVERTIBLE BONDS			137,439,738
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	670,000	710,200
Extended Stay America, Inc. 9.875% 6/15/11	B2	640,000	659,200
International Game Technology 8.375% 5/15/09	Ba1	910,000	955,500
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	915,000	887,550
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	940,000	984,650
			4,197,100
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 0.1%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	$ 795,000	$ 763,200
Adelphia Communications Corp.:
10.25% 11/1/06	B2	80,000	80,800
10.25% 6/15/11	B2	1,060,000	1,049,400
10.875% 10/1/10	B2	80,000	81,400
CanWest Media, Inc. 10.625% 5/15/11	B2	785,000	832,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10 (e)	B2	1,445,000	1,018,725
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	1,670,000	384,100
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	720,000	741,600
Radio One, Inc. 8.875% 7/1/11	B3	1,190,000	1,237,600
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	15,000	14,100
Telewest PLC yankee 11% 10/1/07	B2	655,000	465,050
UIH Australia/Pacific, Inc. 14% 5/15/06 (d)	Ca	1,115,000	55,750
Yell Finance BV 0% 8/1/11 (e)	B2	760,000	448,400
			7,172,225
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (f)	Ba2	600,000	612,000
TOTAL CONSUMER DISCRETIONARY			11,981,325
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	1,020,000	1,040,400
Food & Drug Retailing - 0.0%
Rite Aid Corp. 12.5% 9/15/06	B-	1,285,000	1,320,338
Food Products - 0.0%
Dean Foods Co.:
6.625% 5/15/09	Baa2	150,000	135,000
6.75% 6/15/05	Baa2	230,000	228,850
8.15% 8/1/07	Baa2	130,000	127,400
			491,250
TOTAL CONSUMER STAPLES			2,851,988

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ENERGY - 0.0%
Oil & Gas - 0.0%
Chesapeake Energy Corp. 8.125% 4/1/11	B1	$ 1,150,000	$ 1,109,750
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	720,000	662,400
10% 11/1/08 (f)	Ba3	490,000	514,500
			2,286,650
FINANCIALS - 0.0%
Diversified Financials - 0.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	1,055,000	1,094,563
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	Ba3	735,000	723,975
TOTAL FINANCIALS			1,818,538
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
DaVita, Inc. 9.25% 4/15/11	B2	880,000	932,800
Service Corp. International (SCI) 6.5% 3/15/08	B1	720,000	626,400
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	855,000	910,575
			2,469,775
INDUSTRIALS - 0.0%
Building Products - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	605,000	614,075
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Crown Castle International Corp.:
9.375% 8/1/11	B3	340,000	311,950
10.75% 8/1/11	B3	570,000	558,600
			870,550
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	800,000	788,000
TOTAL INFORMATION TECHNOLOGY			1,658,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.1%
Chemicals - 0.0%
IMC Global, Inc. 10.875% 6/1/08	Ba1	$ 735,000	$ 782,775
Containers & Packaging - 0.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	660,000	699,600
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	540,000	507,600
7.8% 5/15/18	B3	160,000	132,000
7.85% 5/15/04	B3	160,000	155,200
8.1% 5/15/07	B3	90,000	81,000
			1,575,400
Metals & Mining - 0.0%
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	680,000	656,200
TOTAL MATERIALS			3,014,375
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
NTL Communications Corp. 11.5% 10/1/08	B3	320,000	99,200
Triton PCS, Inc. 0% 5/1/08 (e)	B2	1,055,000	954,775
			1,053,975
Wireless Telecommunication Services - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,460,000	1,518,400
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	1,735,000	1,223,175
			2,741,575
TOTAL TELECOMMUNICATION SERVICES			3,795,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
8% 12/31/08	Ba1	795,000	659,850
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	60,000	52,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	$ 915,000	$ 878,400
6.25% 3/1/04	B3	375,000	360,000
6.75% 10/1/23	B3	1,120,000	1,075,200
			3,568,750
Multi-Utilities - 0.0%
Enron Corp. 7.375% 5/15/19 (d)	Ca	520,000	98,800
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	425,000	442,000
			540,800
TOTAL UTILITIES			4,109,550
TOTAL NONCONVERTIBLE BONDS			34,600,376
TOTAL CORPORATE BONDS (Cost $175,277,651)			172,040,114
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (g)	B2	547,250	448,745
Tranche C term loan 6.2% 6/30/08 (g)	B2	547,250	448,745
			897,490
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (g)	Ba3	675,029	668,279
Tranche C term loan 4.9194% 7/21/07 (g)	Ba3	810,035	801,934
			1,470,213
TOTAL FLOATING RATE LOANS (Cost $2,288,824)			2,367,703
Money Market Funds - 2.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	197,091,501	$ 197,091,501
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	5,908,800	5,908,800
TOTAL MONEY MARKET FUNDS (Cost $203,000,301)		203,000,301
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $8,483,083,044)	10,331,401,792
NET OTHER ASSETS - (0.1)%	(13,101,923)
NET ASSETS - 100%	$ 10,318,299,869
Security Type Abbreviations
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Security
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $110,200,875 or 1.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,786,649,410 and $2,478,959,379, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183,147 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $3,458,750. The weighted average interest rate was 5.21%. Interest expense includes $2,001 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $4,526,000. The weighted average interest rate was 5.31%. Interest expense includes $2,669 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,367,703 or 0.0% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,487,022,190. Net unrealized appreciation aggregated $1,844,379,602, of which $2,567,493,643 related to appreciated investment securities and $723,114,041 related to depreciated investment securities.

The fund hereby designates approximately $493,631,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,906,672) (cost $8,483,083,044) - See accompanying schedule		$ 10,331,401,792
Receivable for investments sold		2,294,697
Receivable for fund shares sold		13,528,608
Dividends receivable		13,566,529
Interest receivable		2,536,293
Other receivables		43,501
Total assets		10,363,371,420
Liabilities
Payable for investments purchased	$ 1,579,181
Payable for fund shares redeemed	32,711,040
Accrued management fee	4,067,840
Distribution fees payable	112,366
Other payables and accrued expenses	692,324
Collateral on securities loaned, at value	5,908,800
Total liabilities		45,071,551
Net Assets		$ 10,318,299,869
Net Assets consist of:
Paid in capital		$ 8,090,393,503
Undistributed net investment income		152,099,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		227,529,812
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,848,276,674
Net Assets		$ 10,318,299,869
Initial Class: Net Asset Value, offering price and redemption price per share ($9,256,205,291 ÷ 406,950,402 shares)		$22.75
Service Class: Net Asset Value, offering price and redemption price per share ($836,016,927 ÷ 36,875,672 shares)		$22.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($226,077,651 ÷ 10,009,195 shares)		$22.59

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 198,279,609
Interest		15,284,496
Security lending		250,061
		213,814,166
Less foreign taxes withheld		(2,487,006)
Total income		211,327,160
Expenses
Management fee	$ 49,568,227
Transfer agent fees	6,884,172
Distribution fees	1,025,224
Accounting and security lending fees	889,583
Non-interested trustees' compensation	3,935
Custodian fees and expenses	178,814
Registration fees	4,929
Audit	74,491
Legal	66,215
Interest	4,670
Miscellaneous	2,623,654
Total expenses before reductions	61,323,914
Expense reductions	(1,355,145)	59,968,769
Net investment income		151,358,391
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	232,993,751
Foreign currency transactions	(101,176)	232,892,575
Change in net unrealized appreciation (depreciation) on:
Investment securities	(947,174,552)
Assets and liabilities in foreign currencies	(6,114)	(947,180,666)
Net gain (loss)		(714,288,091)
Net increase (decrease) in net assets resulting from operations		$ (562,929,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 151,358,391	$ 172,079,690
Net realized gain (loss)	232,892,575	500,168,037
Change in net unrealized appreciation (depreciation)	(947,180,666)	94,926,588
Net increase (decrease) in net assets resulting from operations	(562,929,700)	767,174,315
Distributions to shareholders From net investment income	(175,168,717)	(187,986,087)
From net realized gain	(493,630,239)	(694,753,499)
Total distributions	(668,798,956)	(882,739,586)
Share transactions - net increase (decrease)	906,134,648	(692,163,922)
Total increase (decrease) in net assets	(325,594,008)	(807,729,193)
Net Assets
Beginning of period	10,643,893,877	11,451,623,070
End of period (including undistributed net investment income of $152,099,880 and $170,138,206, respectively)	$ 10,318,299,869	$ 10,643,893,877

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	89,050,962	$ 2,064,705,585	45,973,673	$ 1,098,402,964
Reinvested	25,863,825	625,387,269	38,143,296	847,544,035
Redeemed	(98,534,150)	(2,255,942,678)	(121,903,326)	(2,861,778,639)
Net increase (decrease)	16,380,637	$ 434,150,176	(37,786,357)	$ (915,831,640)
Service Class Sold	13,139,614	$ 303,254,722	9,905,652	$ 235,854,814
Reinvested	1,673,997	40,376,818	1,585,963	35,176,653
Redeemed	(2,882,957)	(64,472,868)	(3,590,373)	(84,741,881)
Net increase (decrease)	11,930,654	$ 279,158,672	7,901,242	$ 186,289,586
Service Class 2 A Sold	9,931,367	$ 225,467,799	1,666,464	$ 39,694,526
Reinvested	126,086	3,034,869	852	18,898
Redeemed	(1,618,683)	(35,676,868)	(96,891)	(2,335,292)
Net increase (decrease)	8,438,770	$ 192,825,800	1,570,425	$ 37,378,132
Distributions From net investment income Initial Class		$ 164,164,158		$ 180,623,926
Service Class		10,221,979		7,358,208
Service Class 2 A		782,580		3,953
Total		$ 175,168,717		$ 187,986,087
From net realized gain Initial Class		$ 461,223,111		$ 666,920,109
Service Class		30,154,839		27,818,445
Service Class 2 A		2,252,289		14,945
Total		$ 493,630,239		$ 694,753,499
		$ 668,798,956		$ 882,739,586

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 25.52	$ 25.71	$ 25.42	$ 24.28	$ 21.03
Income from Investment Operations
Net investment income E	.34	.40	.41	.38	.36
Net realized and unrealized gain (loss)	(1.51)	1.46	1.10	2.31	5.06
Total from investment operations	(1.17)	1.86	1.51	2.69	5.42
Less Distributions
From net investment income	(.42)	(.44) G	(.38)	(.34)	(.36)
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	(1.81)
Total distributions	(1.60)	(2.05)	(1.22)	(1.55)	(2.17)
Net asset value, end of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Total Return C, D	(4.96)%	8.42%	6.33%	11.63%	28.11%
Ratios to Average Net Assets H
Expenses before expense reductions	.58%	.56%	.57%	.58%	.58%
Expenses net of voluntary waivers, if any	.58%	.56%	.57%	.58%	.58%
Expenses net of all reductions	.57%	.55%	.56%	.57%	.57%
Net investment income	1.47%	1.68%	1.57%	1.58%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912	$ 10,106,742
Portfolio turnover rate	24%	22%	27%	28%	44%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.45	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income E	.31	.37	.38	.36	.05
Net realized and unrealized gain (loss)	(1.51)	1.46	1.11	2.31	.78
Total from investment operations	(1.20)	1.83	1.49	2.67	.83
Less Distributions
From net investment income	(.40)	(.43) G	(.38)	(.34)	-
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	-
Total distributions	(1.58)	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Total Return B, C, D	(5.09)%	8.30%	6.25%	11.54%	3.54%
Ratios to Average Net Assets H
Expenses before expense reductions	.68%	.66%	.67%	.68%	.68% A
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.68%	.68% A
Expenses net of all reductions	.67%	.65%	.66%	.67%	.65% A
Net investment income	1.37%	1.58%	1.47%	1.51%	1.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836,017	$ 634,897	$ 437,332	$ 225,145	$ 5,328
Portfolio turnover rate	24%	22%	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income E	.27	.32
Net realized and unrealized gain (loss)	(1.50)	1.95
Total from investment operations	(1.23)	2.27
Less Distributions
From net investment income	(.41)	(.43) G
From net realized gain	(1.18)	(1.61) G
Total distributions	(1.59)	(2.04)
Net asset value, end of period	$ 22.59	$ 25.41
Total Return B, C, D	(5.23)%	10.19%
Ratios to Average Net Assets H
Expenses before expense reductions	.84%	.83% A
Expenses net of voluntary waivers, if any	.84%	.83% A
Expenses net of all reductions	.83%	.82% A
Net investment income	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 226,078	$ 39,911
Portfolio turnover rate	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class	-17.74%	11.56%	13.35%
Russell 3000® Growth Index	-19.63%	7.72%	10.41%
Variable Annuity Growth Funds Average	-17.50%	8.64%	11.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Growth Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,013 - a 250.13% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,924 - a 169.24% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	6.1
Pfizer, Inc.	4.3
Intel Corp.	4.2
General Electric Co.	2.7
Wal-Mart Stores, Inc.	2.4
19.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	32.2
Health Care	18.6
Consumer Discretionary	16.1
Financials	10.3
Industrials	8.9
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.4%
Short-Term Investments and Net Other Assets	0.6%

* Foreign investments 6.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended December 31, 2001, the fund outperformed the Russell 3000 Growth Index which returned -19.63% and slightly trailed the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. Why did the fund beat its index, but trail its Lipper peer average during the period?

A. The fund's relatively light exposure to technology stocks explains the difference in both cases. I kept the fund's tech weighting below that of the Russell 3000 during the period, which helped relative to the index as growth stocks - particularly in the tech sector - struggled. Many of the fund's peers, however, appeared to be less committed to the growth style of investing, and my hunch is that many competitors went even lighter on tech stocks.

Q. Technology stocks still accounted for nearly one-third of the fund's investments during the period. What was your strategy within the sector?

A. Two areas of focus were semiconductors and PCs. Semiconductor fundamentals began to look attractive again, as chip customers trimmed inventories they had stockpiled during the 1990s bubble - when supply was tight and customers were afraid of not being able to obtain parts. When the bubble burst, many semiconductor companies produced below-end-demand levels to help reduce inventories. I started adding to semiconductor positions - such as Intel and Micron Technology - late in the summer as it began to look as if this artificially low production could be nearing an end. The September 11 tragedy, however, overshadowed these developments by threatening to delay the economic recovery, and the fund's semiconductor positions produced mixed results. On the PC front, I saw several positives. New products from Microsoft and Intel - as well as the aging of corporate PCs purchased in preparation for the year 2000 changeover - could all bode well for the industry. With this in mind, I added to our positions in both Microsoft and Dell Computer. Microsoft was a strong performer during the period, while Dell lagged.

Q. Considering the environment, it seems as though pharmaceutical stocks - with their defensive characteristics - would have thrived during the period. Was this the case?

A. Unfortunately, that model didn't hold true to form as it was an atypical year for most of the big drug stocks. Drug companies tend to offer relatively stable earnings growth during periods of economic weakness, but this time patent expirations - combined with difficulty getting new drugs approved - led to earnings disappointments within the group. Bristol-Myers Squibb, for example, suffered several legal setbacks surrounding patents on its diabetes drug, Glucophage, and Schering-Plough had to contend with manufacturing issues, which led to delays in the approval of its new allergy medicine, Clarinex. Both stocks, along with Merck, were disappointing. Pfizer - the fund's largest drug position - declined only marginally as the company managed to successfully deliver its original earnings projections. I also made ill-timed bets on several biotechnology stocks during the period, including Amgen and Human Genome Sciences, which performed poorly as investors looked to companies with better near-term earnings prospects. Two areas in health care that did perform well were hospitals and drug distributors. These companies benefited as demand for their products and services was relatively independent of the economy. Two solid performers in these areas were Tenet Healthcare and McKesson.

Q. Your highest weighting during the period - relative to the index - was in financial stocks. How did this group fare?

A. Finance stocks helped performance overall, as the group responded well to the 11 interest rate cuts that occurred during the period. As for my strategy within finance, I entered the period in a cautious mindset, and shifted to a more aggressive stance as the period progressed. Early on, for example, I focused on defensive areas within finance - such as mortgage lenders Fannie Mae and Freddie Mac - that benefited from lower interest rates and increased refinancing activity. The fund also was helped by its positions in banks, including Bank of America, which saw reduced borrowing costs due to the Fed rate cuts. As I began to believe the worst was over for the economy, I added to the fund's brokerage positions. This move hurt the fund following September 11, but stocks such as Citigroup began to come back toward the end of November.

Q. Which other stocks influenced fund returns?

A. Two retail names that helped were AutoZone and home-improvement chain Lowe's, which continued to compete effectively with Home Depot. Additional disappointments included Internet infrastructure stocks such as Cisco Systems, Sun Microsystems and EMC.

Q. What's your outlook, Jennifer?

A. I'm reasonably optimistic that growth stocks will come back into favor at some point in 2002. We're coming off a dramatic stretch of underperformance for growth versus the broader market, so now may be a good time to own these types of stocks. We've also had an unprecedented number of rate cuts in one year, and this powerful stimulus may begin to have a positive economic impact soon. It's too early to tell for sure, but I do see some encouraging signs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2001, more than $13.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.1%
Auto Components - 0.1%
Cooper Tire & Rubber Co.	1,356,000	$ 21,641,760
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,890,000	9,976,076
Hotels, Restaurants & Leisure - 1.4%
Brinker International, Inc. (a)	1,212,450	36,082,512
Harrah's Entertainment, Inc. (a)	261,400	9,674,414
McDonald's Corp.	1,398,700	37,023,589
Outback Steakhouse, Inc. (a)	1,127,810	38,627,493
Tricon Global Restaurants, Inc. (a)	893,850	43,977,420
Wendy's International, Inc.	550,000	16,043,500
		181,428,928
Household Durables - 2.6%
Black & Decker Corp.	874,140	32,981,302
Centex Corp.	566,000	32,312,940
D.R. Horton, Inc.	1,368,800	44,431,248
KB Home	246,800	9,896,680
Leggett & Platt, Inc.	1,149,300	26,433,900
Lennar Corp.	770,200	36,060,764
Maytag Corp.	1,057,070	32,800,882
Nintendo Co. Ltd.	93,600	16,314,421
Pulte Homes, Inc.	1,140,500	50,946,135
Sony Corp.	812,900	36,661,788
Whirlpool Corp.	382,000	28,012,060
		346,852,120
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	2,461,500	39,950,145
Mattel, Inc.	3,595,400	61,840,880
		101,791,025
Media - 2.1%
AOL Time Warner, Inc. (a)	4,128,452	132,523,309
Clear Channel Communications, Inc. (a)	1,040,600	52,976,946
Viacom, Inc. Class B (non-vtg.) (a)	2,055,625	90,755,844
		276,256,099
Multiline Retail - 4.1%
Dillard's, Inc. Class A	1,200,730	19,211,680
Family Dollar Stores, Inc.	1,386,800	41,576,264
JCPenney Co., Inc.	2,448,100	65,853,890
Kmart Corp. (a)	7,997,500	43,666,350
Kohls Corp. (a)	385,900	27,182,796
Sears, Roebuck & Co.	595,180	28,354,375
Wal-Mart Stores, Inc.	5,649,100	325,105,705
		550,951,060
Specialty Retail - 4.5%
Abercrombie & Fitch Co. Class A (a)	1,655,900	43,931,027
AutoZone, Inc. (a)	721,500	51,803,700
Bed Bath & Beyond, Inc. (a)	414,600	14,054,940
Best Buy Co., Inc. (a)	1,033,600	76,982,528
Home Depot, Inc.	4,141,200	211,242,612
Lowe's Companies, Inc.	3,149,100	146,149,731

	Shares	Value (Note 1)
Office Depot, Inc. (a)	1,820,500	$ 33,752,070
Toys 'R' Us, Inc. (a)	1,394,580	28,923,589
		606,840,197
Textiles & Apparel - 0.4%
NIKE, Inc. Class B	859,400	48,332,656
TOTAL CONSUMER DISCRETIONARY		2,144,069,921
CONSUMER STAPLES - 4.8%
Beverages - 2.6%
Pepsi Bottling Group, Inc.	2,322,800	54,585,800
PepsiAmericas, Inc.	277,100	3,823,980
PepsiCo, Inc.	2,775,380	135,133,252
The Coca-Cola Co.	3,212,200	151,455,230
		344,998,262
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	1,167,290	5,906,487
Food Products - 0.5%
Kellogg Co.	768,620	23,135,462
Kraft Foods, Inc. Class A	1,355,300	46,120,859
		69,256,321
Household Products - 0.3%
Procter & Gamble Co.	451,260	35,708,204
Personal Products - 0.5%
Gillette Co.	1,803,500	60,236,900
Tobacco - 0.9%
Philip Morris Companies, Inc.	2,591,300	118,811,105
TOTAL CONSUMER STAPLES		634,917,279
ENERGY - 3.8%
Energy Equipment & Services - 3.7%
Baker Hughes, Inc.	1,698,070	61,928,613
BJ Services Co. (a)	1,989,660	64,564,467
Cooper Cameron Corp. (a)	425,100	17,157,036
ENSCO International, Inc.	438,900	10,906,665
Global Industries Ltd. (a)	3,357,800	29,884,420
Nabors Industries, Inc. (a)	1,097,410	37,674,085
National-Oilwell, Inc. (a)	1,373,100	28,299,591
Noble Drilling Corp. (a)	257,000	8,748,280
Schlumberger Ltd. (NY Shares)	1,148,300	63,099,085
Smith International, Inc. (a)	655,250	35,134,505
Tidewater, Inc.	924,100	31,326,990
Transocean Sedco Forex, Inc.	915,900	30,975,738
Varco International, Inc. (a)	1,543,900	23,127,622
Weatherford International, Inc. (a)	1,309,540	48,793,460
		491,620,557
Oil & Gas - 0.1%
Noble Affiliates, Inc.	394,000	13,904,260
TOTAL ENERGY		505,524,817
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 10.3%
Banks - 1.9%
Bank of America Corp.	538,600	$ 33,904,870
Bank One Corp.	2,695,590	105,262,790
FleetBoston Financial Corp.	1,099,752	40,140,948
Wells Fargo & Co.	1,624,900	70,601,905
		249,910,513
Diversified Financials - 6.4%
American Express Co.	4,487,200	160,148,168
Charles Schwab Corp.	2,527,150	39,095,011
Citigroup, Inc.	3,134,210	158,214,921
Daiwa Securities Group, Inc.	6,360,000	33,280,472
Fannie Mae	1,028,800	81,789,600
Freddie Mac	1,353,700	88,531,980
Goldman Sachs Group, Inc.	679,100	62,986,525
Merrill Lynch & Co., Inc.	1,187,200	61,876,864
Morgan Stanley Dean Witter & Co.	1,261,200	70,551,528
Nikko Cordial Corp.	9,640,000	42,829,799
Nomura Holdings, Inc.	4,038,000	51,521,528
		850,826,396
Insurance - 2.0%
AFLAC, Inc.	1,396,820	34,305,899
American International Group, Inc.	2,990,866	237,474,760
Prudential Financial, Inc.	101,200	3,358,828
		275,139,487
TOTAL FINANCIALS		1,375,876,396
HEALTH CARE - 18.6%
Biotechnology - 2.7%
Abgenix, Inc. (a)	1,181,842	39,757,165
Alkermes, Inc. (a)	1,145,900	30,205,924
Amgen, Inc. (a)	1,369,500	77,294,580
Cambridge Antibody Technology Group PLC (a)	1,012,375	28,419,067
Geneprot, Inc. (c)	826,000	9,086,000
Human Genome Sciences, Inc. (a)	1,208,400	40,747,248
Medarex, Inc. (a)	1,158,500	20,806,660
Millennium Pharmaceuticals, Inc. (a)	2,555,380	62,632,364
Protein Design Labs, Inc. (a)	1,233,600	40,462,080
QLT, Inc. (a)	386,800	9,842,548
		359,253,636
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	1,194,400	64,055,672
Boston Scientific Corp. (a)	1,336,300	32,231,556
Medtronic, Inc.	3,167,000	162,182,070
Zimmer Holdings, Inc. (a)	220,650	6,738,651
		265,207,949
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	689,700	44,596,002
HCA, Inc.	695,000	26,785,300

	Shares	Value (Note 1)
McKesson Corp.	3,006,400	$ 112,439,360
Tenet Healthcare Corp. (a)	1,046,600	61,456,352
		245,277,014
Pharmaceuticals - 12.1%
Abbott Laboratories	1,935,400	107,898,550
American Home Products Corp.	2,991,200	183,540,032
Bristol-Myers Squibb Co.	1,306,600	66,636,600
Elan Corp. PLC sponsored ADR (a)	695,550	31,341,483
Eli Lilly & Co.	704,600	55,339,284
Forest Laboratories, Inc. (a)	592,800	48,579,960
ImClone Systems, Inc. (a)	292,747	13,601,026
Johnson & Johnson	2,683,500	158,594,850
King Pharmaceuticals, Inc. (a)	810,100	34,129,513
Merck & Co., Inc.	1,150,260	67,635,288
Pfizer, Inc.	14,486,385	577,282,442
Pharmacia Corp.	2,193,200	93,539,980
Schering-Plough Corp.	4,666,800	167,118,108
		1,605,237,116
TOTAL HEALTH CARE		2,474,975,715
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	545,200	25,444,484
Northrop Grumman Corp.	501,800	50,586,458
United Defense Industries, Inc.	43,600	917,780
		76,948,722
Airlines - 0.9%
AMR Corp. (a)	1,038,400	23,021,328
Delta Air Lines, Inc.	1,714,800	50,175,048
Northwest Airlines Corp. (a)	1,574,000	24,711,800
UAL Corp.	1,383,100	18,671,850
		116,580,026
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	1,410,800	83,096,120
Cintas Corp.	40,000	1,920,000
Concord EFS, Inc. (a)	2,276,900	74,636,782
First Data Corp.	906,800	71,138,460
Herman Miller, Inc.	245,856	5,816,953
ServiceMaster Co.	613,900	8,471,820
		245,080,135
Construction & Engineering - 0.4%
Fluor Corp.	1,658,110	62,013,314
Electrical Equipment - 0.3%
Mitsubishi Electric Corp.	9,338,000	35,956,298
Industrial Conglomerates - 3.3%
General Electric Co.	9,030,340	361,936,027
Minnesota Mining & Manufacturing Co.	620,180	73,311,478
		435,247,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 0.2%
Illinois Tool Works, Inc.	506,300	$ 34,286,636
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	1,802,200	51,416,766
Canadian National Railway Co.	1,245,010	59,997,655
Union Pacific Corp.	1,284,550	73,219,350
		184,633,771
TOTAL INDUSTRIALS		1,190,746,407
INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 3.6%
Brocade Communications System, Inc. (a)	908,300	30,082,896
CIENA Corp. (a)	2,297,500	32,877,225
Cisco Systems, Inc. (a)	11,711,020	212,086,572
Emulex Corp. (a)	149,500	5,906,745
JDS Uniphase Corp. (a)	3,461,400	30,044,952
Juniper Networks, Inc. (a)	1,725,900	32,705,805
Lucent Technologies, Inc.	1,945,600	12,237,824
McDATA Corp. Class A (a)	481,000	11,784,500
Motorola, Inc.	4,758,400	71,471,168
Nokia Corp. sponsored ADR	635,900	15,598,627
QUALCOMM, Inc. (a)	406,000	20,503,000
Tellium, Inc.	22,400	139,552
		475,438,866
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	1,654,300	36,229,170
Dell Computer Corp. (a)	5,237,400	142,352,532
EMC Corp. (a)	2,080,460	27,961,382
International Business Machines Corp.	2,609,700	315,669,312
Network Appliance, Inc. (a)	1,536,000	33,592,320
Sun Microsystems, Inc. (a)	3,115,200	38,316,960
		594,121,676
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc. (a)	2,555,060	72,844,761
Amphenol Corp. Class A (a)	694,400	33,365,920
Arrow Electronics, Inc. (a)	645,500	19,300,450
Avnet, Inc.	1,345,900	34,280,073
Jabil Circuit, Inc. (a)	364,400	8,279,168
		168,070,372
Internet Software & Services - 0.4%
Openwave Systems, Inc. (a)	674,500	6,603,355
Yahoo!, Inc. (a)	2,787,200	49,444,928
		56,048,283
Semiconductor Equipment & Products - 14.0%
Advanced Micro Devices, Inc. (a)	2,970,500	47,112,130
Agere Systems, Inc. Class A	11,231,100	63,904,959
Altera Corp. (a)	826,580	17,540,028

	Shares	Value (Note 1)
Analog Devices, Inc. (a)	2,152,800	$ 95,562,792
Applied Materials, Inc. (a)	1,850,200	74,193,020
ASML Holding NV (NY Shares) (a)	3,028,300	51,632,515
Atmel Corp. (a)	3,166,100	23,334,157
Chartered Semiconductor Manufacturing Ltd. ADR (a)	1,909,700	50,490,558
Integrated Circuit Systems, Inc. (a)	858,100	19,384,479
Integrated Device Technology, Inc. (a)	804,000	21,378,360
Intel Corp.	17,872,400	562,086,980
International Rectifier Corp. (a)	488,400	17,035,392
Intersil Corp. Class A (a)	663,600	21,401,100
KLA-Tencor Corp. (a)	1,265,120	62,699,347
LAM Research Corp. (a)	1,708,400	39,669,048
Lattice Semiconductor Corp. (a)	1,380,800	28,403,056
Linear Technology Corp.	482,500	18,836,800
Marvell Technology Group Ltd. (a)	1,095,700	39,247,974
Maxim Integrated Products, Inc. (a)	554,500	29,116,795
Micron Technology, Inc. (a)	3,346,800	103,750,800
National Semiconductor Corp. (a)	1,782,820	54,893,028
Novellus Systems, Inc. (a)	324,100	12,785,745
NVIDIA Corp. (a)	904,900	60,537,810
PMC-Sierra, Inc. (a)	38,900	827,014
QLogic Corp. (a)	524,437	23,342,691
Semtech Corp. (a)	861,900	30,761,211
Silicon Storage Technology, Inc. (a)	86,700	835,788
STMicroelectronics NV (NY Shares)	316,000	10,007,720
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,120,720	70,752,762
Teradyne, Inc. (a)	1,811,200	54,589,568
Texas Instruments, Inc.	3,125,150	87,504,200
United Microelectronics Corp. sponsored ADR	5,153,500	49,473,600
Xilinx, Inc. (a)	542,500	21,184,625
		1,864,276,052
Software - 8.4%
Adobe Systems, Inc.	414,700	12,876,435
Cerner Corp. (a)	377,200	18,833,596
Computer Associates International, Inc.	1,788,200	61,675,018
Compuware Corp. (a)	3,880,500	45,751,095
Electronic Arts, Inc. (a)	672,600	40,322,370
Microsoft Corp. (a)	12,214,423	809,205,523
Nassda Corp.	7,600	170,924
Oracle Corp. (a)	3,346,170	46,210,608
Red Hat, Inc. (a)	2,231,599	15,844,353
Synopsys, Inc. (a)	457,200	27,006,804
VERITAS Software Corp. (a)	1,019,300	45,695,219
		1,123,591,945
TOTAL INFORMATION TECHNOLOGY		4,281,547,194
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.4%
Chemicals - 0.3%
Lyondell Chemical Co.	3,010,600	$ 43,141,898
Construction Materials - 0.1%
Lafarge North America, Inc.	183,621	6,898,641
TOTAL MATERIALS		50,040,539
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.6%
AT&T Corp.	5,985,600	108,578,784
BellSouth Corp.	1,141,010	43,529,532
Qwest Communications International, Inc.	6,774,400	95,722,272
SBC Communications, Inc.	1,515,023	59,343,451
TeraBeam Networks (c)	60,800	60,800
Time Warner Telecom, Inc. Class A (a)	1,724,200	30,501,098
		337,735,937
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc. Class A (a)	3,818,570	41,851,527
Sprint Corp. - PCS Group Series 1 (a)	1,534,280	37,451,775
Vodafone Group PLC	43,004,311	110,435,305
		189,738,607
TOTAL TELECOMMUNICATION SERVICES		527,474,544
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	2,081,000	34,024,350
TOTAL COMMON STOCKS (Cost $11,503,551,605)		13,219,197,162
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	140,061
U.S. Government Agency Obligations - 0.0%
Moody's Ratings (unaudited) (d)		Principal Amount
Fannie Mae 5.5% 5/2/06 (Cost $3,592,346)	Aa2	$ 3,605,000	3,674,829
Money Market Funds - 1.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	115,770,008	$ 115,770,008
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	76,429,400	76,429,400
TOTAL MONEY MARKET FUNDS (Cost $192,199,408)		192,199,408
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $11,700,871,616)		13,415,211,460
NET OTHER ASSETS - (0.8)%		(109,318,774)
NET ASSETS - 100%		$ 13,305,892,686
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $15,039,873,338 and $14,890,187,201, respectively, of which long-term U.S. government and government agency obligations aggregated $3,592,346 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,029,527 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,286,861 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $32,759,515. The weighted average interest rate was 3.60%.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $11,781,931,231. Net unrealized appreciation aggregated $1,633,280,229, of which $2,441,922,025 related to appreciated investment securities and $808,641,796 related to depreciated investment securities.

The fund hereby designates approximately $1,122,869,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $2,090,079,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $73,254,342) (cost $11,700,871,616) - See accompanying schedule		$ 13,415,211,460
Receivable for investments sold		5,876,051
Receivable for fund shares sold		6,555,087
Dividends receivable		9,545,072
Interest receivable		192,365
Other receivables		98,324
Total assets		13,437,478,359
Liabilities
Payable for investments purchased	$ 10,227,679
Payable for fund shares redeemed	38,080,244
Accrued management fee	6,466,601
Distribution fees payable	174,306
Other payables and accrued expenses	207,443
Collateral on securities loaned, at value	76,429,400
Total liabilities		131,585,673
Net Assets		$ 13,305,892,686
Net Assets consist of:
Paid in capital		$ 13,738,852,958
Undistributed net investment income		24,523,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,171,833,740)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,714,350,032
Net Assets		$ 13,305,892,686
Initial Class: Net Asset Value, offering price and redemption price per share ($11,458,659,072 ÷ 340,924,762 shares)		$33.61
Service Class: Net Asset Value, offering price and redemption price per share ($1,655,758,439 ÷ 49,456,228 shares)		$33.48
Service Class 2: Net Asset Value, offering price and redemption price per share ($191,475,175 ÷ 5,743,219 shares)		$33.34

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 105,989,326
Interest		14,337,559
Security lending		1,421,758
Total income		121,748,643
Expenses
Management fee	$ 83,938,016
Transfer agent fees	9,517,850
Distribution fees	1,948,275
Accounting and security lending fees	1,087,573
Custodian fees and expenses	426,151
Registration fees	52,869
Audit	94,719
Legal	94,307
Interest	101,567
Miscellaneous	3,507,411
Total expenses before reductions	100,768,738
Expense reductions	(4,975,940)	95,792,798
Net investment income		25,955,845
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,008,495,147)
Foreign currency transactions	(485,636)	(2,008,980,783)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,103,294,681)
Assets and liabilities in foreign currencies	(4,082)	(1,103,298,763)
Net gain (loss)		(3,112,279,546)
Net increase (decrease) in net assets resulting from operations		$ (3,086,323,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 25,955,845	$ 11,145,934
Net realized gain (loss)	(2,008,980,783)	1,012,598,310
Change in net unrealized appreciation (depreciation)	(1,103,298,763)	(3,219,390,093)
Net increase (decrease) in net assets resulting from operations	(3,086,323,701)	(2,195,645,849)
Distributions to shareholders From net investment income	(10,651,148)	(20,008,543)
From net realized gain	(1,124,534,087)	(2,010,393,014)
Total distributions	(1,135,185,235)	(2,030,401,557)
Share transactions - net increase (decrease)	105,985,623	3,588,722,111
Total increase (decrease) in net assets	(4,115,523,313)	(637,325,295)
Net Assets
Beginning of period	17,421,415,999	18,058,741,294
End of period (including undistributed net investment income of $24,523,436 and $10,649,233, respectively)	$ 13,305,892,686	$ 17,421,415,999

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	39,041,869	$ 1,384,695,642	60,790,422	$ 3,083,045,212
Reinvested	24,560,455	1,006,978,664	38,128,847	1,912,161,690
Redeemed	(78,112,878)	(2,719,903,391)	(55,558,216)	(2,766,549,803)
Net increase (decrease)	(14,510,554)	$ (328,229,085)	43,361,053	$ 2,228,657,099
Service Class Sold	13,312,909	$ 479,702,662	25,312,442	$ 1,274,031,890
Reinvested	3,016,784	123,326,141	2,363,626	118,228,594
Redeemed	(9,325,901)	(324,004,271)	(1,943,579)	(95,706,253)
Net increase (decrease)	7,003,792	$ 279,024,532	25,732,489	$ 1,296,554,231
Service Class 2 A Sold	5,569,506	$ 192,198,699	1,360,003	$ 65,671,999
Reinvested	119,736	4,880,430	225	11,273
Redeemed	(1,260,574)	(41,888,953)	(45,677)	(2,172,491)
Net increase (decrease)	4,428,668	$ 155,190,176	1,314,551	$ 63,510,781
Distributions From net investment income Initial Class		$ 10,599,775		$ 19,026,484
Service Class		-		981,965
Service Class 2 A		51,373		94
Total		$ 10,651,148		$ 20,008,543
From net realized gain Initial Class		$ 996,378,889		$ 1,893,135,205
Service Class		123,326,141		117,246,629
Service Class 2 A		4,829,057		11,180
Total		$ 1,124,534,087		$ 2,010,393,014
		$ 1,135,185,235		$ 2,030,401,557

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 43.66	$ 54.93	$ 44.87	$ 37.10	$ 31.14
Income from Investment Operations
Net investment income E	.07	.03	.07	.08	.20
Net realized and unrealized gain (loss)	(7.27)	(5.27)	15.10	12.85	6.91
Total from investment operations	(7.20)	(5.24)	15.17	12.93	7.11
Less Distributions
From net investment income	(.03)	(.06)	(.08)	(.19)	(.21)
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	(.94)
Total distributions	(2.85)	(6.03)	(5.11)	(5.16)	(1.15)
Net asset value, end of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Total Return C, D	(17.67)%	(10.96)%	37.44%	39.49%	23.48%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.65%	.66%	.68%	.69%
Expenses net of voluntary waivers, if any	.68%	.65%	.66%	.68%	.69%
Expenses net of all reductions	.65%	.64%	.65%	.66%	.67%
Net investment income	.19%	.07%	.14%	.21%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824	$ 7,727,132
Portfolio turnover rate	105%	103%	84%	123%	113%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.51	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) E	.03	(.02)	.02	.06	.03
Net realized and unrealized gain (loss)	(7.24)	(5.25)	15.07	12.83	.14
Total from investment operations	(7.21)	(5.27)	15.09	12.89	.17
Less Distributions
From net investment income	-	(.05)	(.08)	(.19)	-
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	-
Total distributions	(2.82)	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Total Return B, C, D	(17.74)%	(11.05)%	37.29%	39.38%	.46%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.77%	.80%	.79% A
Expenses net of voluntary waivers, if any	.78%	.76%	.77%	.80%	.79% A
Expenses net of all reductions	.75%	.74%	.75%	.75%	.77% A
Net investment income (loss)	.09%	(.04)%	.04%	.15%	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142	$ 2,015
Portfolio turnover rate	105%	103%	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	(.02)	(.09)
Net realized and unrealized gain (loss)	(7.22)	(3.86)
Total from investment operations	(7.24)	(3.95)
Less Distributions
From net investment income	(.03)	(.05)
From net realized gain	(2.82)	(5.97)
Total distributions	(2.85)	(6.02)
Net asset value, end of period	$ 33.34	$ 43.43
Total Return B, C, D	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.91% A
Expenses net of all reductions	.90%	.90% A
Net investment income (loss)	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 191,475	$ 57,095
Portfolio turnover rate	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class	-11.90%	-3.70%	5.22%
ML High Yield Master II	4.48%	3.45%	7.98%
Variable Annuity High Current Yield Funds Average	1.17%	1.60%	6.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity high current yield funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 78 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,627 - a 66.27% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,543 - a 115.43% increase.

Investment Summary

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.2
CSC Holdings, Inc.	3.9
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.	2.9
AES Corp.	2.0
EchoStar Communications Corp.	2.0
16.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Cable TV	15.7
Telecommunications	13.0
Healthcare	6.2
Electric Utilities	5.8
Gaming	4.7
Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.1
Baa	5.7
Ba	22.7
B	46.1
Caa, Ca, C	10.2
Not Rated	2.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2001 account for 2% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Mark Notkin became Portfolio Manager of High Income Portfolio on October 2, 2001.

Q. How did the fund perform, Mark?

A. Disappointingly. For the 12-month period that ended December 31, 2001, the fund fell well short of the 1.17% average return earned by its competitors, as measured by the Lipper Inc. variable annuity high current yield funds average. The fund also trailed the 4.48% return of the Merrill Lynch High Yield Master II Index, which tracks the types of securities in which the fund invests.

Q. Why did the fund perform worse than its peer group average and the Merrill Lynch index?

A. The fund was heavily invested in areas of the market that performed very poorly. One such example was telecommunications. Early in the period, the fund's holdings were concentrated in emerging wireline carriers - upstart companies offering voice and data services directly to homes and businesses - such as Winstar (purchased by IDT in late December), XO Communications and McLeodUSA. The slowing economy hurt these and other telecoms because they found it harder to secure needed investment capital and successfully compete against more-established firms. Investments in European cable operators such as NTL and United Pan-Europe Communications (UPC) also hurt the fund during the period. These companies struggled with a lack of available financing, weak demand for their new products and excessive debt. The poor performance of individual securities, such as Huntsman, also weakened fund results during the year. Huntsman is a manufacturer of chemicals for a variety of industrial products. The company suffered through an extremely poor business climate for the chemical industry. Also, its high level of debt worried investors, who feared the company's ability to meet future financial obligations might be limited.

Q. You started managing the fund in early October. How did your management approach differ from your predecessor's?

A. I took a somewhat more cautious approach. In my opinion, the key to strong performance in the high-yield market is to avoid credit mistakes, and to seek to maximize yield while preserving principal as much as possible. In other words, I think investing in a speculative bond issue carries much more downside risk than upside potential. So, after assuming control of the fund, I looked to remove some of the fund's riskiest investments - immature companies that rely on unproven business models. These included some of the European cable and telecom names I already mentioned: UPC, XO Communications and McLeod. In their place, I added to the fund's weighting in more defensive sectors, focusing on securities issued by companies with strong asset positions and a record of generating stable earnings. One such area of the market was the U.S. cable industry. We increased our holdings in names such as Cablevision, Charter Communications and Adelphia. Other fund holdings that met my investment criteria during the period included Six Flags, the largest regional theme park operator in the country; Allied Waste, a U.S. company specializing in waste management; and Horseshoe Gaming, which operates riverboat casinos in the South and Midwest. Each of these companies had their debt backed by strong earnings, giving me confidence about their ability to meet their debt obligations. I didn't have that same level of confidence about some of the fund's telecom and other holdings.

Q. Which securities boosted fund performance during the year?

A. One of the fund's strongest-performing securities was Intermedia, a telecom company that benefited from its acquisition by global communications giant WorldCom. Echostar, a successful satellite broadcaster with a strong balance sheet, also performed very well for the fund, as it continued to gain market share in the U.S. pay-television market. Also helping results was Plains Resources, an energy and oil-drilling company that benefited from its strong asset position.

Q. What's your outlook, Mark?

A. Interest rates continue to be very low. This should continue to attract investors to the relatively robust yields available in the high-yield market. In addition, I think market discipline may put some constraints on the supply of new high-yield bonds. If this happens, lower supply coupled with potential stronger demand for such securities could boost returns. But regardless of overall market conditions, I will continue to manage the fund cautiously, looking for attractive high-yield opportunities as they become available and working hard to avoid significant credit problems that could hurt future results.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of December 31, 2001, more than $1.4 billion

Manager: Mark Notkin, since October 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 81.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 5.3%
Cable TV - 2.0%
EchoStar Communications Corp. 4.875% 1/1/07 (g)	Caa1	$ 32,665,000	$ 29,112,678
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	1,370,000	1,395,688
7% 5/15/09	B2	9,120,000	9,291,000
			10,686,688
Technology - 1.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	19,500,000	8,283,600
Sanmina-SCI Corp. 0% 9/12/20	Ba3	22,530,000	8,363,136
			16,646,736
Telecommunications - 1.4%
Covad Communications Group, Inc. 6% 9/15/05 (d)(g)	-	9,000,000	1,980,000
Nextel Communications, Inc.:
5.25% 1/15/10	B1	17,595,000	10,623,861
6% 6/1/11 (g)	B1	5,463,000	4,052,863
6% 6/1/11	B1	4,759,000	3,509,763
			20,166,487
TOTAL CONVERTIBLE BONDS			76,612,589
Nonconvertible Bonds - 76.4%
Aerospace - 0.8%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	10,955,000	11,338,425
Air Transportation - 0.5%
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	6,050,000	5,868,500
Delta Air Lines, Inc. pass thru trust certificate 7.92% 5/18/12	A3	1,195,000	1,123,276
			6,991,776
Automotive - 0.6%
Lear Corp.:
7.96% 5/15/05	Ba1	3,920,000	3,978,800
8.11% 5/15/09	Ba1	4,000,000	4,040,000
			8,018,800
Broadcasting - 1.6%
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	8,280,000	8,528,400
Radio One, Inc. 8.875% 7/1/11	B3	10,120,000	10,524,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	4,580,000	4,305,200
			23,358,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	$ 1,180,000	$ 1,180,000
Cable TV - 10.6%
Adelphia Communications Corp.:
9.875% 3/1/07	B2	3,365,000	3,314,525
10.25% 11/1/06	B2	900,000	909,000
10.25% 6/15/11	B2	17,950,000	17,770,500
10.5% 7/15/04	B2	2,540,000	2,565,400
10.875% 10/1/10	B2	3,470,000	3,530,725
Century Communications Corp.:
8.375% 12/15/07	B2	843,000	779,775
8.75% 10/1/07	B2	2,100,000	1,974,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	6,710,000	6,441,600
9.625% 11/15/09	B2	660,000	666,600
10% 4/1/09	B2	7,310,000	7,492,750
10% 5/15/11	B2	17,360,000	17,707,200
11.125% 1/15/11	B2	5,670,000	6,010,200
CSC Holdings, Inc. 7.625% 4/1/11	Ba1	17,670,000	17,404,950
Diamond Cable Communications PLC yankee 13.25% 9/30/04	Caa3	6,435,000	1,769,625
Echostar Broadband Corp. 10.375% 10/1/07	B1	17,640,000	18,345,600
EchoStar DBS Corp. 9.375% 2/1/09	B1	22,150,000	22,814,500
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	210,000	219,450
International Cabletel, Inc. 11.5% 2/1/06	Caa2	20,540,000	6,572,800
NTL Communications Corp. 11.5% 10/1/08	B3	2,490,000	771,900
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	5,245,000	5,192,550
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	Caa1	16,665,000	9,665,700
12.375% 8/1/06	B3	1,410,000	1,395,900
			153,315,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Capital Goods - 0.0%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	$ 270,000	$ 294,300
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	485,000	145,500
			439,800
Chemicals - 0.5%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	1,400,000	1,463,000
Huntsman Corp.:
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	1,950,000	1,969,500
			6,523,100
Consumer Products - 2.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	3,530,000	3,459,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	1,110,000	1,021,200
9.4% 12/1/02 (f)	Ba2	330,000	336,600
10% 11/1/08 (g)	Ba3	3,880,000	4,074,000
Playtex Products, Inc. 9.375% 6/1/11	B2	2,000,000	2,110,000
Quaker State Corp. 6.625% 10/15/05	Ba2	2,590,000	2,460,500
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	4,030,000	2,679,950
9% 11/1/06	Caa3	4,800,000	3,216,000
12% 12/1/05 (g)	Caa1	4,790,000	4,742,100
Sealy Mattress Co.:
0% 12/15/07 (e)	B3	3,160,000	2,701,800
9.875% 12/15/07	B2	4,000,000	3,970,000
			30,771,550
Containers - 1.5%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	5,450,000	5,777,000
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	7,300,000	6,862,000
7.35% 5/15/08	B3	440,000	393,800
7.5% 5/15/10	B3	640,000	563,200
7.8% 5/15/18	B3	480,000	396,000
7.85% 5/15/04	B3	2,510,000	2,434,700
8.1% 5/15/07	B3	6,000,000	5,400,000
			21,826,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diversified Financial Services - 0.3%
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	$ 3,620,000	$ 3,638,100
Diversified Media - 0.7%
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	5,000,000	4,975,000
9.25% 11/1/07	Baa1	3,855,000	4,201,950
Lamar Media Corp. 8.625% 9/15/07	B1	320,000	334,400
			9,511,350
Electric Utilities - 5.8%
AES Corp.:
7.375% 6/15/03	Ba1	3,430,000	3,258,500
8.75% 6/15/08	Ba1	970,000	853,600
8.875% 2/15/11	Ba1	3,800,000	3,287,000
9.375% 9/15/10	Ba1	24,840,000	21,735,000
9.5% 6/1/09	Ba1	740,000	651,200
CMS Energy Corp. 9.875% 10/15/07	Ba3	14,700,000	15,288,000
Edison Mission Energy:
9.875% 4/15/11	Baa3	6,390,000	6,453,900
10% 8/15/08	Baa3	7,500,000	7,575,000
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	2,450,000	2,695,000
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	3,625,000	3,480,000
6.25% 3/1/04	B3	2,875,000	2,760,000
8.375% 5/1/25	B3	1,390,000	1,341,350
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	14,645,000	15,230,800
			84,609,350
Energy - 3.9%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	4,620,000	4,793,250
Canadian Forest Oil Ltd. yankee 8.75% 9/15/07	B1	4,420,000	4,552,600
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	7,251,000	7,287,255
8.125% 4/1/11	B1	14,110,000	13,616,150
8.375% 11/1/08 (g)	B1	1,440,000	1,418,400
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	3,450,000	3,450,000
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	2,120,000	2,194,200
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,000,000	5,100,000
Series D, 10.25% 3/15/06	B2	6,615,000	6,747,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
Plains Resources, Inc.: - continued
Series F, 10.25% 3/15/06	B2	$ 3,270,000	$ 3,335,400
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	4,670,000	4,740,050
			57,234,605
Entertainment/Film - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	4,915,000	4,742,975
9.5% 2/1/11	Caa3	5,115,000	4,935,975
Cinemark USA, Inc.:
8.5% 8/1/08	Caa2	8,515,000	7,663,500
9.625% 8/1/08	Caa2	4,925,000	4,678,750
			22,021,200
Environmental - 1.8%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	13,340,000	12,939,800
7.875% 1/1/09	Ba3	710,000	685,150
8.5% 12/1/08 (g)	Ba3	6,090,000	6,090,000
8.875% 4/1/08	Ba3	6,580,000	6,711,600
			26,426,550
Food and Drug Retail - 2.1%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	1,620,000	1,676,700
Great Atlantic & Pacific Tea, Inc. 9.125% 12/15/11	B2	6,000,000	6,030,000
Rite Aid Corp.:
7.125% 1/15/07	Caa2	4,990,000	4,191,600
7.625% 4/15/05	Caa2	18,750,000	16,312,500
7.7% 2/15/27	Caa2	350,000	248,500
11.25% 7/1/08	Caa2	2,140,000	2,033,000
			30,492,300
Food/Beverage/Tobacco - 0.9%
Dean Foods Co.:
6.625% 5/15/09	Baa2	220,000	198,000
8.15% 8/1/07	Baa2	1,190,000	1,166,200
Del Monte Corp. 9.25% 5/15/11	B3	9,955,000	10,353,200
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	1,400,000	1,421,000
			13,138,400
Gaming - 4.7%
Argosy Gaming Co. 9% 9/1/11	B2	5,290,000	5,501,600
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	B2	1,393,000	1,427,825

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Harrah's Operating Co., Inc.:
7.5% 1/15/09	Baa3	$ 3,000,000	$ 2,992,500
8% 2/1/11	Baa3	1,000,000	1,025,000
Horseshoe Gaming LLC 8.625% 5/15/09	B2	24,160,000	25,247,200
International Game Technology:
7.875% 5/15/04	Ba1	2,250,000	2,323,125
8.375% 5/15/09	Ba1	3,550,000	3,727,500
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	990,000	1,009,800
Mirage Resorts, Inc.:
6.625% 2/1/05	Baa3	930,000	909,537
7.25% 10/15/06	Baa3	230,000	226,019
Station Casinos, Inc. 8.375% 2/15/08	Ba3	15,120,000	15,422,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	940,000	893,000
yankee:
8.625% 12/15/07	Ba3	2,750,000	2,585,000
9% 3/15/07	Ba3	2,880,000	2,764,800
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	1,510,000	1,532,650
			67,587,956
Healthcare - 4.8%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	3,460,000	2,041,400
9.75% 12/1/06	Caa1	4,100,000	3,864,250
11.625% 12/1/06 (g)	B2	2,320,000	2,505,600
Alderwoods Group, Inc.:
11% 1/2/07	-	1,070,000	1,078,025
12.25% 1/2/09	-	700,000	756,000
DaVita, Inc. 9.25% 4/15/11	B2	12,450,000	13,197,000
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	8,020,000	8,190,425
8.5% 2/1/08	Ba1	2,220,000	2,286,600
IASIS Healthcare Corp. 13% 10/15/09	B3	6,750,000	7,374,375
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (d)	C	11,630,000	1,163
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	Ba3	8,500,000	8,160,000
Service Corp. International (SCI):
6% 12/15/05	B1	5,000,000	4,300,000
7.2% 6/1/06	B1	1,000,000	920,000
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	5,000,000	5,475,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	$ 460,000	$ 501,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	8,940,000	9,297,600
			69,948,838
Homebuilding/Real Estate - 3.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	Ba2	3,415,000	3,521,719
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	1,470,000	1,425,900
8% 2/1/09	Ba1	3,630,000	3,557,400
Lennar Corp. 9.95% 5/1/10	Ba1	3,040,000	3,321,200
LNR Property Corp.:
9.375% 3/15/08	Ba3	3,090,000	3,059,100
10.5% 1/15/09	Ba3	10,000,000	10,200,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	5,000,000	5,150,000
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	7,900,000	7,979,000
WCI Communities, Inc. 10.625% 2/15/11	B1	10,000,000	10,300,000
			48,514,319
Hotels - 0.5%
Host Marriott LP 8.375% 2/15/06	Ba3	3,490,000	3,350,400
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	5,000,000	4,600,000
			7,950,400
Leisure - 2.9%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	7,350,000	7,350,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	11,000,000	11,440,000
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,000,000	850,000
9.25% 4/1/06	B3	13,995,000	14,169,938
9.75% 6/15/07	B3	4,610,000	4,656,100
Six Flags, Inc. 9.5% 2/1/09	B3	3,500,000	3,552,500
			42,018,538
Metals/Mining - 3.0%
Century Aluminum Co. 11.75% 4/15/08	Ba3	5,000,000	5,175,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	11,000,000	9,762,500
7.5% 11/15/06	B3	1,880,000	1,363,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	$ 14,509,000	$ 15,560,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	12,725,000	12,279,625
			44,141,028
Paper - 2.0%
Packaging Corp. of America 9.625% 4/1/09	Ba2	12,000,000	13,020,000
Riverwood International Corp.:
10.25% 4/1/06	B-	510,000	525,300
10.625% 8/1/07	B3	6,270,000	6,520,800
Stone Container Corp.:
9.75% 2/1/11	B2	6,775,000	7,249,250
12.58% 8/1/16 (h)	B2	1,150,000	1,207,500
			28,522,850
Publishing/Printing - 3.9%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	20,059,600
CanWest Media, Inc. 10.625% 5/15/11	B2	14,680,000	15,560,800
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	7,000,000	5,880,000
World Color Press, Inc. 7.75% 2/15/09	Baa2	590,000	590,000
Yell Finance BV:
0% 8/1/11 (e)	B2	11,180,000	6,596,200
10.75% 8/1/11	B2	8,000,000	8,560,000
			57,246,600
Railroad - 1.1%
TFM SA de CV yankee:
0% 6/15/09 (e)	B1	10,180,000	9,111,100
10.25% 6/15/07	B1	7,695,000	7,194,825
			16,305,925
Restaurants - 1.6%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	2,875,000	3,018,750
Domino's, Inc. 10.375% 1/15/09	B3	5,130,000	5,437,800
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	14,180,000	14,853,550
			23,310,100
Services - 1.2%
Iron Mountain, Inc.:
8.25% 7/1/11	B2	520,000	533,000
8.625% 4/1/13	B2	10,430,000	10,821,125
8.75% 9/30/09	B2	2,870,000	2,956,100
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	755,000	773,875
Pierce Leahy Corp. 9.125% 7/15/07	B2	1,800,000	1,876,500
			16,960,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Shipping - 1.1%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	$ 1,550,000	$ 1,588,750
8.875% 7/15/11	Ba2	12,210,000	12,515,250
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	1,000,000	825,000
10.25% 11/15/06	Ba3	970,000	732,350
			15,661,350
Super Retail - 1.2%
JCPenney Co., Inc.:
6.9% 8/15/26	Ba2	5,260,000	5,154,800
7.375% 6/15/04	Ba2	670,000	649,900
7.375% 8/15/08	Ba2	1,060,000	1,022,900
7.4% 4/1/37	Ba2	8,920,000	8,697,000
7.6% 4/1/07	Ba2	1,790,000	1,754,200
			17,278,800
Technology - 1.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	1,830,000	1,912,350
10.5% 2/1/09	B2	1,840,000	1,941,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	3,380,000	3,565,900
Micron Technology, Inc. 6.5% 9/30/05 (i)	B3	10,000,000	9,150,000
			16,569,450
Telecommunications - 7.9%
American Cellular Corp. 9.5% 10/15/09	B2	1,000,000	975,000
AXXENT, Inc. 15% 12/30/04 (d)(i)	-	17,227,552	689,102
Covad Communications Group, Inc.:
12% 2/15/10 (d)	-	15,500,000	3,720,000
12.5% 2/15/09 (d)	-	7,684,000	2,074,680
Crown Castle International Corp.:
9.375% 8/1/11	B3	5,490,000	5,037,075
10.75% 8/1/11	B3	5,480,000	5,370,400
Dobson Communications Corp. 10.875% 7/1/10	B3	10,000,000	10,400,000
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	11,810,000	7,794,600
Nextel Communications, Inc.:
9.375% 11/15/09	B1	14,610,000	11,395,800
12% 11/1/08	B1	2,495,000	2,170,650
Orbital Imaging Corp.:
11.625% 3/1/05 (d)	-	7,110,000	1,279,800
11.625% 3/1/05 (d)	-	3,680,000	662,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
PanAmSat Corp. 6% 1/15/03	Baa3	$ 570,000	$ 550,050
PTC International Finance II SA yankee 11.25% 12/1/09	B2	12,950,000	13,079,500
Satelites Mexicanos SA de CV 8.21% 6/30/04 (g)(h)	B1	12,567,000	10,933,290
SBA Communications Corp. 10.25% 2/1/09	B3	3,140,000	2,700,400
SpectraSite Holdings, Inc.:
0% 4/15/09 (e)	B3	14,500,000	4,060,000
0% 3/15/10 (e)	B3	1,030,000	226,600
10.75% 3/15/10	B3	7,885,000	3,863,650
12.5% 11/15/10	B3	2,220,000	1,132,200
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	5,000,000	4,375,000
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	7,350,000	6,247,500
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	2,637,000	2,248,043
10.375% 11/15/09	Baa1	12,043,000	13,608,590
			114,594,330
Textiles & Apparel - 0.8%
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	4,100,000
The William Carter Co. 10.875% 8/15/11 (g)	B3	6,870,000	7,247,850
			11,347,850
TOTAL NONCONVERTIBLE BONDS			1,108,794,590
TOTAL CORPORATE BONDS (Cost $1,242,697,644)			1,185,407,179
Asset-Backed Securities - 0.0%

Airplanes pass thru trust 10.875% 3/15/19 (Cost $776,432)	B2	716,083	93,091
Commercial Mortgage Securities - 1.7%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 11/17/13 (g)	Ba1	4,750,000	3,311,641
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.968% 4/25/21 (h)	Caa1	1,720,963	1,531,658
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (g)(j)	-	1,350,000	103,410
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.4977% 11/18/31 (g)(h)	Ba1	$ 4,500,000	$ 3,865,500
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (g)	BB	4,500,000	3,595,781
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (g)	BB+	2,553,000	1,772,739
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	1,915,000	1,843,929
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	4,000,000	3,919,279
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	BB+	2,600,000	2,554,500
Series 1995-C1 Class F, 7.375% 9/25/24 (g)	-	2,000,000	1,980,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $23,190,850)			24,478,437
Common Stocks - 0.2%
	Shares
Automotive - 0.0%
Insilco Corp. warrants 8/15/07 (a)	7,380	74
Capital Goods - 0.0%
Tokheim Corp. (a)	171,635	471,996
Diversified Financial Services - 0.1%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	515,700
Delta Funding Residual Management, Inc. (a)	1,350	0
ECM Corp. LP (g)	3,000	258,000
		773,843
Healthcare - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (i)	79,800	1
Class B (i)	19,817	0
		1
Hotels - 0.0%
MOA Hospitality, Inc. (a)	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	1,344

	Shares	Value (Note 1)
Telecommunications - 0.0%
AXXENT, Inc. Class B (a)	448,319	$ 11,267
Textiles & Apparel - 0.1%
Arena Brands Holdings Corp. Class B	48,889	1,087,780
TOTAL COMMON STOCKS (Cost $15,200,721)		2,358,337
Nonconvertible Preferred Stocks - 8.3%

Cable TV - 2.7%
CSC Holdings, Inc.:
Series H, $11.75	180,761	19,431,808
Series M, $11.125	184,123	19,655,130
		39,086,938
Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	8,480,093
Delta Financial Corp. Series A, $10.00 (a)	1,350	0
		8,480,093
Healthcare - 0.7%
Fresenius Medical Care Capital Trust II $78.75	10,025	10,193,861
Homebuilding/Real Estate - 0.6%
Swerdlow Real Estate Group, Inc.:
junior (i)	19,817	0
mezzanine (i)	79,800	1
senior (i)	79,800	8,309,438
		8,309,439
Technology - 0.0%
Ampex Corp. 8% non-cumulative	350	546,000
Telecommunications - 3.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	12,550	8,157,500
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	3,629	3,860,349
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	32,309	18,739,220
Series E, $111.25 pay-in-kind	48,027	23,052,960
XO Communications, Inc. $7.00 pay-in-kind	18	18
		53,810,047
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $156,131,963)		120,426,378
Floating Rate Loans - 1.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Automotive - 0.7%
Accuride Corp. Tranche B term loan 7.5% 1/23/06 (h)	-	$ 4,617,037	$ 3,970,652
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (h)	B2	4,223,301	3,463,107
Tranche C term loan 6.2% 6/30/08 (h)	B2	4,223,301	3,463,107
			10,896,866
Broadcasting - 0.2%
Telemundo Group, Inc. Tranche B term loan 5.25% 5/15/08 (h)	-	3,000,000	3,007,500
Cable TV - 0.4%
Charter Communication Operating LLC Tranche B term loan 4.87% 3/18/08 (h)	Ba3	6,000,000	5,880,000
Textiles & Apparel - 0.1%
Synthetic Industries, Inc. term loan 15% 6/14/08 (h)	-	3,600,000	1,080,000
TOTAL FLOATING RATE LOANS (Cost $23,239,985)			20,864,366
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $60,178,583)	60,178,583	60,178,583
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.65%, dated 12/31/01 due 1/2/02 (Cost $4,067,000)	$ 4,067,373	4,067,000
TOTAL INVESTMENT PORTFOLIO - 97.7% (Cost $1,525,483,178)		1,417,873,371
NET OTHER ASSETS - 2.3%		33,923,788
NET ASSETS - 100%		$ 1,451,797,159
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $159,377,323 or 11.0% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
(j) Partial interest payment received on the last interest payment date.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 16,695,295
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 0/7/99	$ 7,794,500
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.1%	AAA, AA, A	0.8%
Baa	5.7%	BBB	5.4%
Ba	22.2%	BB	20.1%
B	46.0%	B	51.0%
Caa	10.0%	CCC	4.4%
Ca, C	0.2%	CC, C	0.2%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 2%. FMR has determined that unrated debt securities that are lower quality account for 2% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $2,223,080,248 and $2,079,602,839, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,661 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,148,542 or 1.3% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $20,864,366 or 1.4% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $16,393,833. The weighted average interest rate was 4.71%. Interest expense includes $12,892 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $12,301,333. The weighted average interest rate was 4.3%. Interest earned from the interfund lending program amounted to $4,403 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,089,000. The weighted average interest rate was 5.79%. Interest expense includes $4,868 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 2,402,081	$ -	$ -
Polymer Group, Inc.	663,660	7,863,553	-	-
Tokheim Corp.	-	141,231	-	-
TOTALS	$ 663,660	$ 10,406,865	$ -	$ -
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,518,271,868. Net unrealized depreciation aggregated $100,398,497, of which $49,762,295 related to appreciated investment securities and $150,160,792 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $1,229,518,000 of which $78,331,000, $378,633,000 and $772,554,000 will expire on December 31, 2007, 2008 and 2009, respectively.

High Income Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $4,067,000) (cost $1,525,483,178) - See accompanying schedule		$ 1,417,873,371
Cash		6,684,147
Receivable for investments sold		4,354,962
Receivable for fund shares sold		10,235,762
Dividends receivable		1,438,459
Interest receivable		30,225,526
Total assets		1,470,812,227
Liabilities
Payable for investments purchased	$ 11,108,246
Payable for fund shares redeemed	7,023,914
Accrued management fee	712,768
Distribution fees payable	23,940
Other payables and accrued expenses	146,200
Total liabilities		19,015,068
Net Assets		$ 1,451,797,159
Net Assets consist of:
Paid in capital		$ 2,587,750,366
Undistributed net investment income		265,180,350
Accumulated undistributed net realized gain (loss) on investments		(1,293,523,675)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,609,882)
Net Assets		$ 1,451,797,159
Initial Class: Net Asset Value, offering price and redemption price per share ($1,201,085,050 ÷ 187,427,629 shares)		$6.41
Service Class: Net Asset Value, offering price and redemption price per share ($234,203,794 ÷ 36,682,122 shares)		$6.38
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,508,315 ÷ 2,596,982 shares)		$6.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 18,721,823
Interest		188,913,893
Total income		207,635,716
Expenses
Management fee	$ 9,387,257
Transfer agent fees	1,054,065
Distribution fees	269,934
Accounting fees and expenses	478,264
Non-interested trustees' compensation	4,498
Custodian fees and expenses	58,402
Audit	45,186
Legal	27,877
Interest	17,760
Miscellaneous	483,638
Total expenses before reductions	11,826,881
Expense reductions	(107,246)	11,719,635
Net investment income		195,916,081
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $5,961,298 on sales of investments in affiliated issuers)		(848,680,562)
Change in net unrealized appreciation (depreciation) on:
Investment securities	459,973,834
Assets and liabilities in foreign currencies	(75)	459,973,759
Net gain (loss)		(388,706,803)
Net increase (decrease) in net assets resulting from operations		$ (192,790,722)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 195,916,081	$ 241,029,869
Net realized gain (loss)	(848,680,562)	(394,809,674)
Change in net unrealized appreciation (depreciation)	459,973,759	(345,968,584)
Net increase (decrease) in net assets resulting from operations	(192,790,722)	(499,748,389)
Distributions to shareholders from net investment income	(225,311,206)	(160,774,241)
Share transactions - net increase (decrease)	170,357,427	(151,517,210)
Total increase (decrease) in net assets	(247,744,501)	(812,039,840)
Net Assets
Beginning of period	1,699,541,660	2,511,581,500
End of period (including undistributed net investment income of $265,180,350 and $308,860,512, respectively)	$ 1,451,797,159	$ 1,699,541,660

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	144,472,534	$ 1,039,766,530	68,262,740	$ 656,033,666
Reinvested	24,517,471	193,933,192	13,813,362	144,073,366
Redeemed	(160,943,304)	(1,145,326,697)	(102,114,895)	(1,010,388,142)
Net increase (decrease)	8,046,701	$ 88,373,025	(20,038,793)	$ (210,281,110)
Service Class Sold	28,397,679	$ 203,316,935	14,344,038	$ 139,520,383
Reinvested	3,882,761	30,634,983	1,603,673	16,694,232
Redeemed	(23,505,039)	(165,986,997)	(10,538,595)	(102,893,478)
Net increase (decrease)	8,775,401	$ 67,964,921	5,409,116	$ 53,321,137
Service Class 2 A Sold	2,198,430	$ 15,105,054	583,490	$ 5,445,535
Reinvested	94,413	743,031	639	6,643
Redeemed	(278,883)	(1,828,604)	(1,107)	(9,415)
Net increase (decrease)	2,013,960	$ 14,019,481	583,022	$ 5,442,763
Distributions
From net investment income Initial Class		$ 193,933,192		$ 144,073,366
Service Class		30,634,983		16,694,232
Service Class 2 A		743,031		6,643
Total		$ 225,311,206		$ 160,774,241

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 8.180	$ 11.320	$ 11.530	$ 13.580	$ 12.520
Income from Investment Operations
Net investment income E	.849 H	1.123	1.095	1.111	1.124
Net realized and unrealized gain (loss)	(1.619) H	(3.513)	(.195)	(1.591)	.936
Total from investment operations	(.770)	(2.390)	.900	(.480)	2.060
Less Distributions
From net investment income	(1.000)	(.750)	(1.075)	(.970)	(.890)
From net realized gain	-	-	(.030)	(.600)	(.110)
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(1.000)	(.750)	(1.110)	(1.570)	(1.000)
Net asset value, end of period	$ 6.410	$ 8.180	$ 11.320	$ 11.530	$ 13.580
Total Return C, D	(11.73)%	(22.54)%	8.25%	(4.33)%	17.67%
Ratios to Average Net Assets G
Expenses before expense reductions	.71%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.71%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.70%	.68%	.69%	.70%	.71%
Net investment income	12.08% H	11.38%	9.80%	9.14%	8.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954	$ 2,329,516
Portfolio turnover rate	138%	68%	82%	92%	118%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.150	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income E	.833 H	1.102	1.074	1.082	.203
Net realized and unrealized gain (loss)	(1.613) H	(3.502)	(.194)	(1.562)	(.013)
Total from investment operations	(.780)	(2.400)	.880	(.480)	.190
Less Distributions
From net investment income	(.990)	(.740)	(1.075)	(.970)	-
From net realized gain	-	-	(.030)	(.600)	-
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(.990)	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 6.380	$ 8.150	$ 11.290	$ 11.520	$ 13.570
Total Return B, C, D	(11.90)%	(22.68)%	8.08%	(4.34)%	1.42%
Ratios to Average Net Assets G
Expenses before expense reductions	.81%	.78%	.79%	.82%	.81% A
Expenses net of voluntary waivers, if any	.81%	.78%	.79%	.82%	.81% A
Expenses net of all reductions	.81%	.78%	.79%	.82%	.80% A
Net investment income	11.97% H	11.28%	9.69%	9.51%	10.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 234,204	$ 227,549	$ 253,972	$ 129,587	$ 2,919
Portfolio turnover rate	138%	68%	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.127 for Initial Class and $.126 for Service Class and decrease net realized and unrealized gain (loss) per share by $.127 for Initial Class and $.126 for Service Class. Without this change the ratio of net investment income to average net assets would have been 10.27% for Initial Class and 10.17% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.130	$ 11.140
Income from Investment Operations
Net investment income E	.788 H	.936
Net realized and unrealized gain (loss)	(1.568) H	(3.206)
Total from investment operations	(.780)	(2.270)
Less Distributions
From net investment income	(.990)	(.740)
Net asset value, end of period	$ 6.360	$ 8.130
Total Return B, C, D	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.98%	1.01% A
Expenses net of voluntary waivers, if any	.98%	1.01% A
Expenses net of all reductions	.98%	1.01% A
Net investment income	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,508	$ 4,742
Portfolio turnover rate	138%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.121 and decrease net realized and unrealized gain (loss) per share by $.121. Without this change the ratio of net investment income to average net assets would have been 10.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Service Class	-12.18%	10.33%	13.41%
S&P 500®	-11.89%	10.70%	13.76%
Variable Annuity S&P 500 Index Objective Funds Average	-12.27%	10.34%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity S&P 500® index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class on August 27, 1992, when the fund started. As the chart shows, by December 31, 2001 the value of the investment would have grown to $32,448 - a 224.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,392 - a 233.92% increase.

Investment Summary

Top Ten Stocks as of December 31, 2001
% of fund's net assets
General Electric Co.	3.8
Microsoft Corp.	3.4
Exxon Mobil Corp.	2.5
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.4
Pfizer, Inc.	2.4
Intel Corp.	2.0
International Business Machines Corp.	2.0
American International Group, Inc.	2.0
Johnson & Johnson	1.7
24.6
Market Sectors as of December 31, 2001
% of fund's net assets
Financials	17.7
Information Technology	17.4
Health Care	14.2
Consumer Discretionary	13.0
Industrials	11.2
Consumer Staples	8.2
Energy	6.3
Telecommunication Services	5.4
Utilities	3.1
Materials	2.6

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with James Creighton, who oversees the Index 500 Portfolio's investment management personnel as Managing Director for Deutsche Asset Management, Inc., sub-adviser of the fund

Q. How did the fund perform, James?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the performance of the Standard & Poor's 500 Index and the variable annuity S&P 500 index objective funds average tracked by Lipper Inc., which returned -11.89% and -12.27%, respectively.

Q. James, can you describe to investors the factors that caused the market to suffer during the past year?

A. Certainly. Most investors are glad to put 2001 behind them because it was a difficult economic environment throughout the period. The U.S. economy simply couldn't shake itself out of its doldrums. At every turn, it seemed as though any small glimmer of hope was immediately dashed by heavier news of corporate cost cutting, rising unemployment or a general slowdown in production. In fact, the convergence of all these factors actually pushed the economy into a recession. The Federal Reserve Board, in an attempt to right the ship, implemented an aggressive interest rate reduction policy. If not for these rate cuts and the unexpected strength and resiliency of the housing market and consumer spending, the first half of the year may well have been much worse than it actually was. Unfortunately, just when it seemed that the economy was slowly beginning to turn for the better, the awful events of September 11 occurred, and the markets were forced to close for an unprecedented four days. Prior to their reopening, the Fed, in an attempt to provide a calming influence, swung into action and cut interest rates by another half point and guaranteed liquidity as needed. Even with this help, though, the index lost almost 12% in the chaotic days following the reopening, hitting its period low on September 21. However, as the immediate uncertainty started to clear, investors began to reaffirm their long-term belief in the underlying foundation of the U.S. economy. This faith helped drive the index up approximately 19% from its September low by the end of the period.

Q. Were there any stocks in the index that performed well during the past 12 months?

A. There were some standout stocks, but unfortunately these were relatively few and far between. The triumvirate of Microsoft, IBM and Dell Computer was able to resist the negative trend that most other technology stocks experienced and performed admirably. In fact, Microsoft, the largest contributor to performance, benefited on a couple of fronts, including the settlement of antitrust litigation against it and the release of its new Windows XP operating system and Xbox video game unit. IBM was another winner, gaining 40%. The company rode the wave of its services division success and diversified product line. Dell, despite sluggishness in the personal computer market, reaffirmed itself as the class of the PC makers. Investors felt that, in the long run, this low-cost producer had the best chance of weathering the downturn gripping the PC market. Finally, retailers Wal-Mart and Lowe's posted solid sales, which helped their share prices.

Q. What were some disappointments?

A. Far and away, the most noteworthy disappointment was the unexpected bankruptcy of energy trading giant Enron, due to its highly irregular and questionable financial reporting. The firm's collapse sent shockwaves throughout the utility sector, causing it to be the worst performing segment of the index in 2001. Wall Street analysts, banks and individual investors were left trying to determine how all the signs of trouble went unnoticed for so long, by so many. Technology leaders such as Cisco, EMC, Oracle, Nortel Networks and Sun Microsystems symbolized the overall problems still plaguing this sector. Slower spending by their customers continued to undercut the group's earnings, and their share prices plummeted. Another disappointment was General Electric. The conglomerate faced a number of different issues including the retirement of CEO Jack Welch, the rejection of its proposed acquisition of Honeywell by European regulators, and the impact September 11 had on its aerospace division. Pharmaceutical giant Merck also fell due to approaching patent expirations.

Q. What's your outlook?

A. I have tempered optimism for the near future, as most economic data point toward an economic recovery, albeit a slow one, at some point during 2002. However, a fair amount of uncertainty still abounds and these factors could influence the recovery that appears to be taking shape. For example, unemployment continues to remain relatively high, the tech sector is still working off its late 1990s hangover, consumer confidence remains tenuous due to the weak job market and, of course, the residual economic effects of September 11 still need to be considered. How quickly and strongly these factors begin to improve will help determine the timing and extent of the anticipated recovery for 2002.

The views expressed in this report reflect those of Deutsche Asset Management, Inc. only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2001, more than $3.4 billion

Sub-adviser: Deutsche Asset Management, Inc., since 1997

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	23,593	$ 376,544
Dana Corp.	48,608	674,679
Delphi Automotive Systems Corp.	183,309	2,504,001
Goodyear Tire & Rubber Co.	52,541	1,251,001
Johnson Controls, Inc.	28,497	2,301,133
TRW, Inc.	40,627	1,504,824
Visteon Corp.	42,661	641,621
		9,253,803
Automobiles - 0.7%
Ford Motor Co.	617,748	9,710,999
General Motors Corp.	181,909	8,840,777
Harley-Davidson, Inc.	98,969	5,375,006
		23,926,782
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	200,240	5,622,739
Darden Restaurants, Inc.	38,751	1,371,785
Harrah's Entertainment, Inc. (a)	38,417	1,421,813
Hilton Hotels Corp.	120,799	1,319,125
International Game Technology (a)	23,495	1,604,709
Marriott International, Inc. Class A	79,946	3,249,805
McDonald's Corp.	427,625	11,319,234
Starbucks Corp. (a)	124,762	2,376,716
Starwood Hotels & Resorts Worldwide, Inc. unit	65,185	1,945,772
Tricon Global Restaurants, Inc. (a)	48,226	2,372,719
Wendy's International, Inc.	37,293	1,087,837
		33,692,254
Household Durables - 0.4%
American Greetings Corp. Class A	21,229	292,536
Black & Decker Corp.	27,159	1,024,709
Centex Corp.	20,046	1,144,426
Fortune Brands, Inc.	50,155	1,985,636
KB Home	15,098	605,430
Leggett & Platt, Inc.	65,384	1,503,832
Maytag Corp.	25,465	790,179
Newell Rubbermaid, Inc.	87,482	2,411,879
Pulte Homes, Inc.	18,632	832,291
Snap-On, Inc.	19,143	644,353
The Stanley Works	27,553	1,283,143
Tupperware Corp.	19,052	366,751
Whirlpool Corp.	22,126	1,622,500
		14,507,665
Leisure Equipment & Products - 0.2%
Brunswick Corp.	29,260	636,698
Eastman Kodak Co.	95,335	2,805,709
Hasbro, Inc.	57,674	936,049
Mattel, Inc.	142,312	2,447,766
		6,826,222

	Shares	Value (Note 1)
Media - 4.0%
AOL Time Warner, Inc. (a)	1,462,239	$ 46,937,872
Clear Channel Communications, Inc. (a)	193,645	9,858,467
Comcast Corp. Class A (special) (a)	315,798	11,368,728
Dow Jones & Co., Inc.	28,407	1,554,715
Gannett Co., Inc.	90,091	6,056,818
Interpublic Group of Companies, Inc.	123,586	3,650,730
Knight-Ridder, Inc.	24,163	1,568,904
McGraw-Hill Companies, Inc.	64,136	3,911,013
Meredith Corp.	16,454	586,585
Omnicom Group, Inc.	64,179	5,734,394
The New York Times Co. Class A	52,334	2,263,446
TMP Worldwide, Inc. (a)	35,460	1,521,234
Tribune Co.	98,121	3,672,669
Univision Communications, Inc. Class A (a)	69,876	2,827,183
Viacom, Inc. Class B (non-vtg.) (a)	588,570	25,985,366
Walt Disney Co.	675,417	13,994,640
		141,492,764
Multiline Retail - 3.8%
Big Lots, Inc.	37,210	386,984
Costco Wholesale Corp. (a)	148,585	6,594,202
Dillard's, Inc. Class A	29,162	466,592
Dollar General Corp.	108,533	1,617,142
Family Dollar Stores, Inc.	56,213	1,685,266
Federated Department Stores, Inc. (a)	64,636	2,643,612
JCPenney Co., Inc.	86,061	2,315,041
Kmart Corp. (a)	161,097	879,590
Kohls Corp. (a)	109,156	7,688,949
Nordstrom, Inc.	43,881	887,713
Sears, Roebuck & Co.	115,427	5,498,942
Target Corp.	294,794	12,101,294
The May Department Stores Co.	97,917	3,620,971
Wal-Mart Stores, Inc.	1,481,350	85,251,693
		131,637,991
Specialty Retail - 2.4%
AutoZone, Inc. (a)	36,758	2,639,224
Bed Bath & Beyond, Inc. (a)	94,686	3,209,855
Best Buy Co., Inc. (a)	71,668	5,337,833
Circuit City Stores, Inc. - Circuit City Group	68,291	1,772,151
Gap, Inc.	281,939	3,930,230
Home Depot, Inc.	776,666	39,617,733
Lowe's Companies, Inc.	252,302	11,709,336
Office Depot, Inc. (a)	97,633	1,810,116
RadioShack Corp.	60,864	1,832,006
Sherwin-Williams Co.	51,812	1,424,830
Staples, Inc. (a)	149,752	2,800,362
The Limited, Inc.	139,913	2,059,519
Tiffany & Co., Inc.	47,872	1,506,532
TJX Companies, Inc.	91,968	3,665,844
Toys 'R' Us, Inc. (a)	64,841	1,344,802
		84,660,373
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. (a)	37,767	$ 1,252,731
Liz Claiborne, Inc.	17,500	870,625
NIKE, Inc. Class B	88,712	4,989,163
Reebok International Ltd. (a)	19,725	522,713
VF Corp.	36,921	1,440,288
		9,075,520
TOTAL CONSUMER DISCRETIONARY		455,073,374
CONSUMER STAPLES - 8.2%
Beverages - 2.5%
Adolph Coors Co. Class B	12,343	659,116
Anheuser-Busch Companies, Inc.	294,560	13,317,058
Brown-Forman Corp. Class B (non-vtg.)	22,603	1,414,948
Coca-Cola Enterprises, Inc.	146,243	2,769,842
Pepsi Bottling Group, Inc.	94,520	2,221,220
PepsiCo, Inc.	580,010	28,240,687
The Coca-Cola Co.	826,944	38,990,410
		87,613,281
Food & Drug Retailing - 1.1%
Albertson's, Inc.	132,799	4,181,841
CVS Corp.	129,052	3,819,939
Kroger Co. (a)	267,699	5,586,878
Safeway, Inc. (a)	165,763	6,920,605
SUPERVALU, Inc.	43,544	963,193
Sysco Corp.	220,710	5,787,016
Walgreen Co.	338,831	11,405,051
Winn-Dixie Stores, Inc.	46,005	655,571
		39,320,094
Food Products - 1.4%
Archer-Daniels-Midland Co.	217,952	3,127,611
Campbell Soup Co.	134,061	4,004,402
ConAgra Foods, Inc.	176,280	4,190,176
General Mills, Inc.	120,208	6,252,018
H.J. Heinz Co.	120,206	4,942,871
Hershey Foods Corp.	44,917	3,040,881
Kellogg Co.	133,277	4,011,638
Sara Lee Corp.	258,108	5,737,741
Unilever NV (NY Shares)	187,571	10,805,965
Wm. Wrigley Jr. Co.	74,152	3,809,188
		49,922,491
Household Products - 1.7%
Clorox Co.	77,562	3,067,577
Colgate-Palmolive Co.	184,049	10,628,830
Kimberly-Clark Corp.	174,593	10,440,661
Procter & Gamble Co.	427,636	33,838,837
		57,975,905
Personal Products - 0.5%
Alberto-Culver Co. Class B	18,540	829,480

	Shares	Value (Note 1)
Avon Products, Inc.	77,817	$ 3,618,491
Gillette Co.	352,408	11,770,427
		16,218,398
Tobacco - 1.0%
Philip Morris Companies, Inc.	718,825	32,958,126
UST, Inc.	55,274	1,934,590
		34,892,716
TOTAL CONSUMER STAPLES		285,942,885
ENERGY - 6.3%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	109,954	4,010,022
Halliburton Co.	140,577	1,841,559
Nabors Industries, Inc. (a)	48,017	1,648,424
Noble Drilling Corp. (a)	43,860	1,492,994
Rowan Companies, Inc. (a)	30,801	596,615
Schlumberger Ltd. (NY Shares)	191,490	10,522,376
Transocean Sedco Forex, Inc.	104,170	3,523,029
		23,635,019
Oil & Gas - 5.6%
Amerada Hess Corp.	29,354	1,834,625
Anadarko Petroleum Corp.	81,603	4,639,131
Apache Corp.	45,048	2,246,994
Ashland, Inc.	23,075	1,063,296
Burlington Resources, Inc.	69,858	2,622,469
ChevronTexaco Corp.	352,518	31,589,138
Conoco, Inc.	204,871	5,797,849
Devon Energy Corp.	42,510	1,643,012
EOG Resources, Inc.	48,201	1,885,141
Exxon Mobil Corp.	2,259,770	88,808,961
Kerr-McGee Corp.	32,010	1,754,148
Occidental Petroleum Corp.	121,105	3,212,916
Phillips Petroleum Co.	127,710	7,695,805
Royal Dutch Petroleum Co. (NY Shares)	702,589	34,440,913
Sunoco, Inc.	29,583	1,104,629
Unocal Corp.	79,742	2,876,294
USX - Marathon Group	103,968	3,119,040
		196,334,361
TOTAL ENERGY		219,969,380
FINANCIALS - 17.7%
Banks - 5.8%
AmSouth Bancorp.	120,746	2,282,099
Bank of America Corp.	527,598	33,212,294
Bank of New York Co., Inc.	240,932	9,830,026
Bank One Corp.	381,923	14,914,093
BB&T Corp.	143,353	5,176,477
Charter One Financial, Inc.	72,723	1,974,429
Comerica, Inc.	58,313	3,341,335
Fifth Third Bancorp	193,744	11,930,756
FleetBoston Financial Corp.	346,698	12,654,477
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Golden West Financial Corp., Delaware	52,253	$ 3,075,089
Huntington Bancshares, Inc.	82,403	1,416,508
KeyCorp	138,646	3,374,644
Mellon Financial Corp.	156,126	5,873,460
National City Corp.	196,595	5,748,438
Northern Trust Corp.	72,797	4,383,835
PNC Financial Services Group, Inc.	94,623	5,317,813
Regions Financial Corp.	74,164	2,220,470
SouthTrust Corp.	110,968	2,737,581
SunTrust Banks, Inc.	95,533	5,989,919
Synovus Financial Corp.	94,665	2,371,358
U.S. Bancorp, Delaware	653,719	13,682,339
Union Planters Corp.	44,761	2,020,064
Wachovia Corp.	451,510	14,159,354
Washington Mutual, Inc.	287,905	9,414,494
Wells Fargo & Co.	566,710	24,623,550
Zions Bancorp	30,100	1,582,658
		203,307,560
Diversified Financials - 7.5%
AMBAC Financial Group, Inc.	34,687	2,006,990
American Express Co.	433,413	15,468,510
Bear Stearns Companies, Inc.	31,159	1,827,164
Capital One Financial Corp.	67,950	3,665,903
Charles Schwab Corp.	457,654	7,079,907
Citigroup, Inc.	1,697,948	85,712,415
Countrywide Credit Industries, Inc.	38,370	1,572,019
Fannie Mae	334,331	26,579,315
Franklin Resources, Inc.	87,088	3,071,594
Freddie Mac	226,902	14,839,391
Household International, Inc.	159,788	9,258,117
J.P. Morgan Chase & Co.	659,979	23,990,237
Lehman Brothers Holdings, Inc.	81,036	5,413,205
MBNA Corp.	281,220	9,898,944
Merrill Lynch & Co., Inc.	275,558	14,362,083
Moody's Corp.	51,949	2,070,687
Morgan Stanley Dean Witter & Co.	363,322	20,324,233
Providian Financial Corp.	94,426	335,212
State Street Corp.	106,434	5,561,177
Stilwell Financial, Inc.	72,319	1,968,523
T. Rowe Price Group, Inc.	40,680	1,412,816
USA Education, Inc.	53,194	4,469,360
		260,887,802
Insurance - 4.2%
AFLAC, Inc.	187,974	4,616,641
Allstate Corp.	236,790	7,979,823
American International Group, Inc.	864,436	68,636,218
Aon Corp.	85,448	3,035,113
Cincinnati Financial Corp.	52,469	2,001,692
Conseco, Inc. (a)	109,141	486,769
Hartford Financial Services Group, Inc.	77,253	4,853,806

	Shares	Value (Note 1)
Jefferson-Pilot Corp.	49,688	$ 2,299,064
John Hancock Financial Services, Inc.	101,367	4,186,457
Lincoln National Corp.	61,964	3,009,591
Loews Corp.	64,245	3,557,888
Marsh & McLennan Companies, Inc.	90,183	9,690,163
MBIA, Inc.	48,416	2,596,550
MetLife, Inc.	240,128	7,607,255
MGIC Investment Corp.	34,967	2,158,163
Progressive Corp.	24,060	3,592,158
SAFECO Corp.	42,176	1,313,782
The Chubb Corp.	63,269	4,365,561
The St. Paul Companies, Inc.	69,890	3,073,063
Torchmark Corp.	41,533	1,633,493
UnumProvident Corp.	79,852	2,116,877
XL Capital Ltd. Class A	45,100	4,120,336
		146,930,463
Real Estate - 0.2%
Equity Office Properties Trust	134,000	4,030,720
Equity Residential Properties Trust (SBI)	87,800	2,520,738
		6,551,458
TOTAL FINANCIALS		617,677,283
HEALTH CARE - 14.2%
Biotechnology - 1.1%
Amgen, Inc. (a)	344,468	19,441,774
Biogen, Inc. (a)	48,873	2,802,867
Chiron Corp. (a)	67,119	2,942,497
Genzyme Corp. - General Division (a)	68,700	4,112,382
Immunex Corp. (a)	184,900	5,123,579
Medimmune, Inc. (a)	69,984	3,243,758
		37,666,857
Health Care Equipment & Supplies - 1.6%
Applera Corp. - Applied Biosystems Group	69,404	2,725,495
Bausch & Lomb, Inc.	17,527	660,067
Baxter International, Inc.	198,456	10,643,195
Becton, Dickinson & Co.	84,360	2,796,534
Biomet, Inc.	87,888	2,715,739
Boston Scientific Corp. (a)	131,369	3,168,620
C.R. Bard, Inc.	20,672	1,333,344
Guidant Corp. (a)	100,570	5,008,386
Medtronic, Inc.	405,378	20,759,407
St. Jude Medical, Inc. (a)	28,022	2,175,908
Stryker Corp.	64,205	3,747,646
Zimmer Holdings, Inc. (a)	63,557	1,941,031
		57,675,372
Health Care Providers & Services - 1.4%
Aetna, Inc.	47,265	1,559,272
AmerisourceBergen Corp.	33,831	2,149,960
Cardinal Health, Inc.	150,324	9,719,950
CIGNA Corp.	49,332	4,570,610
HCA, Inc.	176,333	6,795,874
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	80,700	$ 1,484,880
HealthSouth Corp. (a)	127,827	1,894,396
Humana, Inc. (a)	55,655	656,172
Manor Care, Inc. (a)	33,719	799,477
McKesson Corp.	93,519	3,497,611
Quintiles Transnational Corp. (a)	39,379	632,033
Tenet Healthcare Corp. (a)	106,389	6,247,162
UnitedHealth Group, Inc.	104,015	7,361,142
Wellpoint Health Networks, Inc. (a)	20,735	2,422,885
		49,791,424
Pharmaceuticals - 10.1%
Abbott Laboratories	513,298	28,616,364
Allergan, Inc.	43,284	3,248,464
American Home Products Corp.	434,008	26,630,731
Bristol-Myers Squibb Co.	637,672	32,521,272
Eli Lilly & Co.	371,447	29,173,447
Forest Laboratories, Inc. (a)	57,811	4,737,611
Johnson & Johnson	1,019,054	60,226,091
King Pharmaceuticals, Inc. (a)	75,079	3,163,078
Merck & Co., Inc.	753,573	44,310,092
Pfizer, Inc.	2,086,476	83,146,069
Pharmacia Corp.	429,565	18,320,947
Schering-Plough Corp.	488,007	17,475,531
Watson Pharmaceuticals, Inc. (a)	34,814	1,092,811
		352,662,508
TOTAL HEALTH CARE		497,796,161
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.5%
Boeing Co.	283,636	10,999,404
General Dynamics Corp.	69,072	5,500,894
Goodrich Corp.	35,118	934,841
Honeywell International, Inc.	265,048	8,963,923
Lockheed Martin Corp.	142,235	6,638,107
Northrop Grumman Corp.	34,137	3,441,351
Raytheon Co.	126,632	4,111,741
Rockwell Collins, Inc.	61,248	1,194,336
United Technologies Corp.	155,462	10,047,509
		51,832,106
Air Freight & Couriers - 0.2%
FedEx Corp. (a)	101,374	5,259,283
Airlines - 0.2%
AMR Corp. (a)	50,299	1,115,129
Delta Air Lines, Inc.	40,294	1,179,002
Southwest Airlines Co.	249,773	4,615,805
U.S. Airways Group, Inc. (a)	21,692	137,527
		7,047,463

	Shares	Value (Note 1)
Building Products - 0.1%
Crane Co.	19,326	$ 495,519
Masco Corp.	149,803	3,670,174
		4,165,693
Commercial Services & Supplies - 2.0%
Allied Waste Industries, Inc. (a)	59,699	839,368
Automatic Data Processing, Inc.	206,128	12,140,939
Avery Dennison Corp.	36,327	2,053,565
Cendant Corp. (a)	316,117	6,199,054
Cintas Corp.	57,465	2,758,320
Concord EFS, Inc. (a)	170,270	5,581,451
Convergys Corp. (a)	56,539	2,119,647
Deluxe Corp.	23,372	971,808
Equifax, Inc.	47,575	1,148,936
First Data Corp.	126,400	9,916,080
Fiserv, Inc. (a)	61,496	2,602,511
H&R Block, Inc.	60,246	2,692,996
IMS Health, Inc.	97,074	1,893,914
Paychex, Inc.	130,555	4,549,842
Pitney Bowes, Inc.	81,128	3,051,224
R.R. Donnelley & Sons Co.	38,709	1,149,270
Robert Half International, Inc. (a)	61,776	1,649,419
Sabre Holdings Corp. Class A (a)	43,434	1,839,430
Waste Management, Inc.	211,759	6,757,230
		69,915,004
Construction & Engineering - 0.0%
Fluor Corp.	25,516	954,298
McDermott International, Inc. (a)	19,847	243,523
		1,197,821
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	68,431	989,512
Cooper Industries, Inc.	32,051	1,119,221
Emerson Electric Co.	141,027	8,052,642
Molex, Inc.	63,950	1,979,253
Power-One, Inc. (a)	25,639	266,902
Rockwell International Corp.	64,048	1,143,897
Thomas & Betts Corp.	22,597	477,927
		14,029,354
Industrial Conglomerates - 5.4%
General Electric Co.	3,279,918	131,459,107
Minnesota Mining & Manufacturing Co.	130,675	15,447,092
Textron, Inc.	45,788	1,898,370
Tyco International Ltd.	661,930	38,987,677
		187,792,246
Machinery - 0.9%
Caterpillar, Inc.	112,579	5,882,253
Cummins, Inc.	15,320	590,433
Danaher Corp.	51,500	3,105,965
Deere & Co.	77,458	3,381,816
Dover Corp.	66,545	2,466,823
Eaton Corp.	22,575	1,679,806
Illinois Tool Works, Inc.	102,373	6,932,700
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	54,787	$ 2,290,644
ITT Industries, Inc.	28,917	1,460,309
Navistar International Corp.	19,402	766,379
PACCAR, Inc.	25,165	1,651,327
Pall Corp.	39,676	954,605
Parker Hannifin Corp.	37,904	1,740,173
		32,903,233
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	128,510	3,666,390
CSX Corp.	70,007	2,453,745
Norfolk Southern Corp.	126,165	2,312,604
Ryder System, Inc.	24,434	541,213
Union Pacific Corp.	81,349	4,636,893
		13,610,845
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	55,978	2,054,393
W.W. Grainger, Inc.	30,713	1,474,224
		3,528,617
TOTAL INDUSTRIALS		391,281,665
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 2.8%
ADC Telecommunications, Inc. (a)	289,717	1,332,698
Andrew Corp. (a)	26,520	580,523
Avaya, Inc. (a)	93,778	1,139,403
CIENA Corp. (a)	107,100	1,532,601
Cisco Systems, Inc. (a)	2,439,018	44,170,616
Comverse Technology, Inc. (a)	60,632	1,356,338
Corning, Inc.	304,759	2,718,450
JDS Uniphase Corp. (a)	454,161	3,942,117
Lucent Technologies, Inc.	1,147,197	7,215,869
Motorola, Inc.	725,124	10,891,362
Nortel Networks Corp.	1,067,146	8,003,595
QUALCOMM, Inc. (a)	254,713	12,863,007
Scientific-Atlanta, Inc.	53,276	1,275,427
Tellabs, Inc. (a)	133,951	2,003,907
		99,025,913
Computers & Peripherals - 4.1%
Apple Computer, Inc. (a)	114,916	2,516,660
Compaq Computer Corp.	554,846	5,415,297
Dell Computer Corp. (a)	858,858	23,343,760
EMC Corp. (a)	724,533	9,737,724
Gateway, Inc. (a)	107,160	861,566
Hewlett-Packard Co.	641,525	13,176,924
International Business Machines Corp.	569,758	68,917,928
Lexmark International, Inc. Class A (a)	42,262	2,493,458
NCR Corp. (a)	31,552	1,163,007
Network Appliance, Inc. (a)	107,714	2,355,705

	Shares	Value (Note 1)
Palm, Inc. (a)	182,867	$ 709,524
Sun Microsystems, Inc. (a)	1,069,133	13,150,336
		143,841,889
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	149,684	4,267,491
Jabil Circuit, Inc. (a)	62,629	1,422,931
Millipore Corp.	15,535	942,975
PerkinElmer, Inc.	33,000	1,155,660
Sanmina-SCI Corp. (a)	177,399	3,530,240
Solectron Corp. (a)	254,322	2,868,752
Symbol Technologies, Inc.	74,890	1,189,253
Tektronix, Inc. (a)	30,619	789,358
Thermo Electron Corp.	59,207	1,412,679
Waters Corp. (a)	43,300	1,677,875
		19,257,214
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	187,192	3,320,786
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	55,669	2,726,668
Electronic Data Systems Corp.	153,662	10,533,530
Sapient Corp. (a)	40,313	311,216
Unisys Corp. (a)	103,634	1,299,570
		14,870,984
Office Electronics - 0.1%
Xerox Corp.	254,063	2,647,336
Semiconductor Equipment & Products - 4.3%
Advanced Micro Devices, Inc. (a)	123,991	1,966,497
Altera Corp. (a)	127,067	2,696,362
Analog Devices, Inc. (a)	118,127	5,243,658
Applied Materials, Inc. (a)	266,825	10,699,683
Applied Micro Circuits Corp. (a)	98,888	1,119,412
Broadcom Corp. Class A (a)	90,040	3,679,935
Conexant Systems, Inc. (a)	81,342	1,168,071
Intel Corp.	2,220,597	69,837,776
KLA-Tencor Corp. (a)	60,856	3,016,023
Linear Technology Corp.	104,338	4,073,356
LSI Logic Corp. (a)	118,770	1,874,191
Maxim Integrated Products, Inc. (a)	107,807	5,660,946
Micron Technology, Inc. (a)	195,770	6,068,870
National Semiconductor Corp. (a)	57,002	1,755,092
Novellus Systems, Inc. (a)	47,787	1,885,197
NVIDIA Corp. (a)	49,900	3,338,310
PMC-Sierra, Inc. (a)	54,124	1,150,676
QLogic Corp. (a)	30,354	1,351,057
Teradyne, Inc. (a)	57,064	1,719,909
Texas Instruments, Inc.	569,630	15,949,640
Vitesse Semiconductor Corp. (a)	60,471	751,655
Xilinx, Inc. (a)	114,252	4,461,541
		149,467,857
Software - 5.1%
Adobe Systems, Inc.	78,034	2,422,956
Autodesk, Inc.	17,719	660,387
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
BMC Software, Inc. (a)	79,454	$ 1,300,662
Citrix Systems, Inc. (a)	67,718	1,534,490
Computer Associates International, Inc.	193,802	6,684,231
Compuware Corp. (a)	120,030	1,415,154
Intuit, Inc. (a)	68,045	2,910,965
Mercury Interactive Corp. (a)	26,902	914,130
Microsoft Corp. (a)	1,780,835	117,980,319
Novell, Inc. (a)	105,647	484,920
Oracle Corp. (a)	1,842,549	25,445,602
Parametric Technology Corp. (a)	87,820	685,874
PeopleSoft, Inc. (a)	103,462	4,159,172
Siebel Systems, Inc. (a)	157,957	4,419,637
VERITAS Software Corp. (a)	134,223	6,017,217
		177,035,716
TOTAL INFORMATION TECHNOLOGY		609,467,695
MATERIALS - 2.6%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	74,969	3,516,796
Dow Chemical Co.	300,937	10,165,652
E.I. du Pont de Nemours & Co.	339,640	14,438,096
Eastman Chemical Co.	25,513	995,517
Ecolab, Inc.	42,084	1,693,881
Engelhard Corp.	43,223	1,196,413
Great Lakes Chemical Corp.	16,878	409,798
Hercules, Inc. (a)	36,438	364,380
International Flavors & Fragrances, Inc.	31,483	935,360
PPG Industries, Inc.	55,418	2,866,219
Praxair, Inc.	52,890	2,922,173
Rohm & Haas Co.	72,482	2,510,052
Sigma Aldrich Corp.	24,974	984,225
		42,998,562
Construction Materials - 0.1%
Vulcan Materials Co.	33,989	1,629,433
Containers & Packaging - 0.1%
Ball Corp.	9,011	637,078
Bemis Co., Inc.	17,454	858,388
Pactiv Corp. (a)	52,453	931,041
Sealed Air Corp. (a)	27,665	1,129,285
Temple-Inland, Inc.	16,349	927,479
		4,483,271
Metals & Mining - 0.7%
Alcan, Inc.	104,712	3,759,921
Alcoa, Inc.	284,986	10,131,252
Allegheny Technologies, Inc.	26,337	441,145
Barrick Gold Corp.	175,530	2,806,760
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	47,049	629,986
Inco Ltd. (a)	59,633	1,013,491

	Shares	Value (Note 1)
Newmont Mining Corp.	64,026	$ 1,223,537
Nucor Corp.	25,485	1,349,686
Phelps Dodge Corp.	25,859	837,832
Placer Dome, Inc.	107,411	1,174,259
USX - U.S. Steel Group	29,149	527,888
Worthington Industries, Inc.	27,991	397,472
		24,293,229
Paper & Forest Products - 0.5%
Boise Cascade Corp.	19,125	650,441
Georgia-Pacific Group	74,118	2,046,398
International Paper Co.	167,514	6,759,190
Louisiana-Pacific Corp.	35,564	300,160
Mead Corp.	32,733	1,011,122
Westvaco Corp.	33,297	947,300
Weyerhaeuser Co.	70,562	3,815,993
Willamette Industries, Inc.	35,985	1,875,538
		17,406,142
TOTAL MATERIALS		90,810,637
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 4.8%
ALLTEL Corp.	103,661	6,398,994
AT&T Corp.	1,173,730	21,291,462
BellSouth Corp.	619,890	23,648,804
CenturyTel, Inc.	46,163	1,514,146
Citizens Communications Co. (a)	89,018	948,932
Qwest Communications International, Inc.	563,029	7,955,600
SBC Communications, Inc.	1,114,770	43,665,541
Sprint Corp. - FON Group	293,041	5,884,263
Verizon Communications, Inc.	899,219	42,676,934
WorldCom, Inc. - WorldCom Group	958,256	13,492,244
		167,476,920
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	852,100	12,244,677
Nextel Communications, Inc. Class A (a)	262,776	2,880,025
Sprint Corp. - PCS Group Series 1 (a)	326,996	7,981,972
		23,106,674
TOTAL TELECOMMUNICATION SERVICES		190,583,594
UTILITIES - 3.1%
Electric Utilities - 2.4%
AES Corp. (a)	174,183	2,847,892
Allegheny Energy, Inc.	40,757	1,476,219
Ameren Corp.	44,883	1,898,551
American Electric Power Co., Inc.	105,539	4,594,113
Calpine Corp. (a)	97,810	1,642,230
Cinergy Corp.	52,028	1,739,296
CMS Energy Corp.	43,607	1,047,876
Consolidated Edison, Inc.	69,457	2,803,285
Constellation Energy Group, Inc.	53,490	1,420,160
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Dominion Resources, Inc.	81,125	$ 4,875,613
DTE Energy Co.	53,946	2,262,495
Duke Energy Corp.	254,827	10,004,508
Edison International (a)	106,586	1,609,449
Entergy Corp.	72,250	2,825,698
Exelon Corp.	105,105	5,032,427
FirstEnergy Corp.	107,271	3,752,340
FPL Group, Inc.	57,618	3,249,655
Mirant Corp. (a)	149,678	2,397,842
Niagara Mohawk Holdings, Inc. (a)	52,345	928,077
PG&E Corp.	126,780	2,439,247
Pinnacle West Capital Corp.	27,681	1,158,450
PPL Corp.	47,753	1,664,192
Progress Energy, Inc.	71,102	3,201,723
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	0
Public Service Enterprise Group, Inc.	68,390	2,885,374
Reliant Energy, Inc.	97,439	2,584,082
Southern Co.	232,545	5,895,016
TECO Energy, Inc.	44,300	1,162,432
TXU Corp.	91,282	4,303,946
Xcel Energy, Inc.	112,451	3,119,391
		84,821,579
Gas Utilities - 0.5%
El Paso Corp.	166,162	7,412,487
KeySpan Corp.	45,269	1,568,571
Kinder Morgan, Inc.	37,743	2,101,908
Nicor, Inc.	15,071	627,556
NiSource, Inc.	68,065	1,569,579
Peoples Energy Corp.	11,741	445,336
Sempra Energy	67,897	1,666,871
		15,392,308
Multi-Utilities - 0.2%
Dynegy, Inc. Class A	112,120	2,859,060
Williams Companies, Inc.	167,084	4,263,984
		7,123,044
TOTAL UTILITIES		107,336,931
TOTAL COMMON STOCKS (Cost $2,586,138,881)		3,465,939,605
U.S. Treasury Obligations - 0.8%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.56% to 1.84% 1/24/02 to 3/14/02 (c) (Cost $28,190,902)	-	$ 28,233,000	$ 28,194,607
Money Market Funds - 7.0%
	Shares
Deutsche Daily Assets Fund Institutional, 2.27% (b) (Cost $244,626,277)	244,626,277	244,626,277
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $2,858,956,060)		3,738,760,489
NET OTHER ASSETS - (6.9)%		(240,786,830)
NET ASSETS - 100%		$ 3,497,973,659
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
82 S&P 500 Index Contracts	March 2002	$ 23,558,600	$ 331,045
The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the daily rate of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,102,967.
Other Information

Purchases of securities, other than short-term securities, aggregated $342,851,552. Sales of securities, other than short-term securities, aggregated $455,137,429, of which $161,070,450 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $(11,896,554) on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $847,856,261 and $845,044,103, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Deutsche Asset Management Inc. The commissions paid to these affiliated firms were $34,194 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $13,310,667. The weighted average interest rate was 2.28%. Interest expense includes $2,526 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,480,200. The weighted average interest rate was 3.57%. Interest expense includes $2,720 paid under the bank borrowing program.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,882,481,071. Net unrealized appreciation aggregated $856,279,418, of which $1,207,587,464 related to appreciated investment securities and $351,308,046 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $55,550,000 of which $12,929,000 and $42,621,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $235,047,787) (cost $2,858,956,060) - See accompanying schedule		$ 3,738,760,489
Receivable for investments sold		4,357,267
Receivable for fund shares sold		9,971,102
Dividends receivable		3,518,028
Other receivables		160,087
Total assets		3,756,766,973
Liabilities
Payable to custodian bank	$ 88,899
Payable for investments purchased	11,058,940
Payable for fund shares redeemed	1,994,145
Accrued management fee	421,286
Distribution fees payable	4,152
Payable for daily variation on futures contracts	221,559
Other payables and accrued expenses	378,056
Collateral on securities loaned, at value	244,626,277
Total liabilities		258,793,314
Net Assets		$ 3,497,973,659
Net Assets consist of:
Paid in capital		$ 2,652,704,866
Undistributed net investment income		39,763,829
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,630,510)
Net unrealized appreciation (depreciation) on investments		880,135,474
Net Assets		$ 3,497,973,659
Initial Class: Net Asset Value, offering price and redemption price per share ($3,475,357,345 ÷ 26,717,993 shares)		$130.08
Service Class: Net Asset Value, offering price and redemption price per share ($3,277,938 ÷ 25,226 shares)		$129.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($19,338,376 ÷ 149,417 shares)		$129.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 47,536,059
Interest		1,399,970
Security lending		1,318,282
Total income		50,254,311
Expenses
Management fee	$ 8,772,801
Transfer agent fees	2,422,473
Distribution fees	28,957
Accounting fees	634,072
Non-interested trustees' compensation	12,752
Audit	45,170
Legal	23,055
Interest	5,246
Reports to shareholders	720,729
Miscellaneous	25,217
Total expenses before reductions	12,690,472
Expense reductions	(2,430,022)	10,260,450
Net investment income		39,993,861
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(76,327,152)
Foreign currency transactions	4,313
Futures contracts	1,252,255	(75,070,584)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(470,683,503)
Futures contracts	470,437	(470,213,066)
Net gain (loss)		(545,283,650)
Net increase (decrease) in net assets resulting from operations		$ (505,289,789)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 39,993,861	$ 44,181,536
Net realized gain (loss)	(75,070,584)	48,471,842
Change in net unrealized appreciation (depreciation)	(470,213,066)	(539,063,132)
Net increase (decrease) in net assets resulting from operations	(505,289,789)	(446,409,754)
Distributions to shareholders From net investment income	(44,349,182)	(51,736,686)
From net realized gain	-	(22,615,438)
Total distributions	(44,349,182)	(74,352,124)
Share transactions - net increase (decrease)	(101,528,167)	(868,832,015)
Total increase (decrease) in net assets	(651,167,138)	(1,389,593,893)
Net Assets
Beginning of period	4,149,140,797	5,538,734,690
End of period (including undistributed net investment income of $39,763,829 and $44,119,720, respectively)	$ 3,497,973,659	$ 4,149,140,797

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	6,184,955	$ 838,885,942	8,463,215	$ 1,364,549,374
Reinvested	292,574	44,278,192	477,249	74,350,653
Redeemed	(7,504,344)	(1,008,036,633)	(14,280,085)	(2,308,173,895)
Net increase (decrease)	(1,026,815)	$ (124,872,499)	(5,339,621)	$ (869,273,868)
Service Class B Sold	25,891	$ 3,293,163	600	$ 100,000
Reinvested	6	967	-	-
Redeemed	(1,271)	(160,944)	-	-
Net increase (decrease)	24,626	$ 3,133,186	600	$ 100,000
Service Class 2 A Sold	260,463	$ 34,748,747	2,387	$ 375,234
Reinvested	464	70,023	9	1,470
Redeemed	(113,677)	(14,607,624)	(229)	(34,851)
Net increase (decrease)	147,250	$ 20,211,146	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 44,278,192		$ 51,735,663
Service Class B		967		-
Service Class 2 A		70,023		1,023
Total		$ 44,349,182		$ 51,736,686
From net realized gain Initial Class		$ -		$ 22,614,991
Service Class B		-		-
Service Class 2 A		-		447
Total		$ -		$ 22,615,438
		$ 44,349,182		$ 74,352,124

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Income from Investment Operations
Net investment income E	1.48	1.51	1.64	1.65	1.80
Net realized and unrealized gain (loss)	(19.34)	(16.99)	26.88	29.70	26.67
Total from investment operations	(17.86)	(15.48)	28.52	31.35	28.47
Less Distributions
From net investment income	(1.59)	(1.67)	(1.40)	(1.36)	(1.03)
From net realized gain	-	(.73)	(.95)	(3.15)	(2.09)
Total distributions	(1.59)	(2.40)	(2.35)	(4.51)	(3.12)
Net asset value, end of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Total Return C, D	(12.09)%	(9.30)%	20.52%	28.31%	32.83%
Ratios to Average Net Assets G
Expenses before expense reductions	.35%	.33%	.34%	.35%	.40%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income	1.09%	.94%	1.09%	1.33%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042
Portfolio turnover rate	9%	10%	8%	4%	9%

Financial Highlights - Service Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income E	1.24	.65
Net realized and unrealized gain (loss)	(19.23)	(17.88)
Total from investment operations	(17.99)	(17.23)
Less Distributions
From net investment income	(1.53)	-
Net asset value, end of period	$ 129.94	$ 149.46
Total Return B, C, D	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38% A
Expenses net of all reductions	.38%	.38% A
Net investment income	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,278	$ 90
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income E	1.09	1.04
Net realized and unrealized gain (loss)	(19.23)	(12.71)
Total from investment operations	(18.14)	(11.67)
Less Distributions
From net investment income	(1.61)	(1.67)
From net realized gain	-	(.73)
Total distributions	(1.61)	(2.40)
Net asset value, end of period	$ 129.43	$ 149.18
Total Return B, C, D	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53% A
Expenses net of all reductions	.53%	.53% A
Net investment income	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,338	$ 323
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class	-21.27%	2.64%	5.85%
MSCI EAFE	-21.27%	1.11%	4.57%
Variable Annuity International Funds Average	-21.48%	2.13%	6.80%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity international funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 144 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,649 - a 76.49% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,636 - a 56.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Vodafone Group PLC (United Kingdom)	5.0
Micron Technology, Inc. (United States of America)	3.9
AstraZeneca PLC (United Kingdom)	3.2
Samsung Electronics Co. Ltd. (Korea (South))	2.9
TotalFinaElf SA Class B (France)	2.6
17.6
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	23.6
Information Technology	20.6
Health Care	11.8
Telecommunication Services	9.3
Consumer Discretionary	6.5
Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets
Japan	23.1
United Kingdom	16.9
United States of America	6.6
France	6.5
Switzerland	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the -21.27% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund's return also was roughly on par with the LipperSM variable annuity international funds average, which fell 21.48%.

Q. What factors drove the fund's performance during the past year?

A. My decision to maintain more exposure to the information technology sector - at more than double the average weighting of the index - during the past year had the biggest impact on the fund's performance relative to the MSCI EAFE index. During the first six months of the period, overweighting poor-performing technology stocks detracted from the fund's performance relative to its index and peer group, despite owning stocks in the sector that held up better during the global economic downturn. In the second half of the period, the equity markets' decline during the two-week period after the September 11 terrorist attacks on the U.S. created some unique buying opportunities. I added several cyclically sensitive technology stocks to the fund after they had fallen to attractive valuations. This decision proved extremely helpful during the fourth quarter of 2001, as tech stocks rebounded strongly and our increased exposure to the sector helped erase some of the year's earlier performance shortfall. Overall during the past year, technology was the worst-performing group in the index, but good stock selection within the sector more than offset the relative losses incurred by the fund's large overweighting.

Q. What specific areas of technology did you find attractive?

A. I believed that we could see a recovery in two areas of technology - personal computers (PCs) and cellular handsets. PC stocks, while not cheap on an absolute valuation basis, were extremely cheap relative to other cyclical areas of the market. PC sales may grow 15% per year on average during the next few years, which is a faster growth rate than many other industries. Turning to handsets, new technology is driving replacement demand in an environment of aging units. The market's consensus for handset sales is 400-450 million units in 2002, much greater than sales expectations for 2001. As a result of this potential growth, I increased the fund's holdings in selective holdings, such as U.S.-based Micron Technology from six months ago. Micron was among the fund's top performers in the fourth quarter.

Q. What other strategies did you pursue during the period?

A. I narrowed down the fund's phone company holdings, focusing on those firms that are well-capitalized, such as the U.K.'s Vodafone Group. Vodafone seemed better prepared for the industry's task of building out next-generation, or 3G, infrastructure - a daunting prospect that may price a lot of competitors out of business. Elsewhere, I generally avoided European pharmaceutical stocks because they remained overvalued relative to their U.S. counterparts.

Q. With respect to your strategy in the pharmaceuticals industry, the fund appears to have taken a sizable new position in U.K.-based AstraZeneca, which stood as the third-largest position at period end . . .

A. That's correct. Near the end of the period, I increased the fund's exposure to AstraZeneca, which has a new cholesterol drug, Crestor, that is expected to be available in the U.S. in mid-2002. The drug is thought to be substantially more effective than similar products from U.S.-based companies. If Crestor takes on as much market share as the current leading product, this business could boost the value of AstraZeneca considerably.

Q. What were some of the fund's top-performing stocks? What stocks disappointed?

A. A cyclical recovery in the semiconductor industry benefited South Korea's Samsung Electronics, Micron Technology and Taiwan Semiconductor, the fund's top-three contributors. France-based pharmaceutical and beauty products firm Sanofi-Synthelabo performed well on strong sales and profitability in the U.S. On the down side, the fund's biggest detractor, Finland's Nokia, despite a strong fourth quarter, was punished for rapidly declining earnings during the past year. Similarly, telecom equipment makers Sweden-based Ericsson and Nortel Networks of Canada suffered from slowing sales and reduced profits, and I sold out of both stocks. The telecommunication services sector's broad-based weakness also hurt shares of Vodafone and Japan's Nippon Telegraph & Telephone. Elsewhere, a slowdown in demand for its entertainment products and consumer electronics hurt shares of Japan-based Sony.

Q. What's your outlook, Rick?

A. I'm optimistic. There were encouraging signs that the equity markets had stabilized in the final months of the period. For example, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2001, more than $1.7 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 87.6%
	Shares	Value (Note 1)
Australia - 1.1%
BRL Hardy Ltd.	567,654	$ 3,203,091
News Corp. Ltd. sponsored ADR	622,200	16,463,412
TOTAL AUSTRALIA		19,666,503
Canada - 3.5%
Alcan, Inc.	986,600	35,426,106
Canadian Natural Resources Ltd.	149,200	3,591,262
Suncor Energy, Inc.	297,700	9,801,131
Talisman Energy, Inc.	386,100	14,676,458
TOTAL CANADA		63,494,957
Finland - 1.3%
Nokia Corp.	926,200	22,719,686
France - 6.5%
Aventis SA (France)	66,760	4,739,960
AXA SA	618,904	12,953,272
BNP Paribas SA	308,040	27,606,814
Sanofi-Synthelabo SA	212,200	15,857,420
TotalFinaElf SA Class B	327,244	45,971,237
Vivendi Environnement	81,700	2,729,185
Vivendi Environnement warrants 3/8/06 (a)	81,700	33,514
Vivendi Universal SA	110,300	6,049,142
TOTAL FRANCE		115,940,544
Germany - 3.8%
Allianz AG (Reg.)	80,000	18,976,440
BASF AG	240,200	8,942,781
Deutsche Boerse AG	111,363	4,291,097
Deutsche Lufthansa AG (Reg.)	354,200	4,684,172
Infineon Technologies AG	490,200	10,032,268
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	34,300	9,327,513
SAP AG	33,200	4,331,372
Schering AG	150,100	7,977,560
TOTAL GERMANY		68,563,203
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	4,286,500	14,985,606
CNOOC Ltd.	3,316,000	3,125,293
Hutchison Whampoa Ltd.	2,363,600	22,807,066
Johnson Electric Holdings Ltd.	3,135,000	3,296,403
TOTAL HONG KONG		44,214,368
Ireland - 1.0%
Elan Corp. PLC sponsored ADR (a)	382,700	17,244,462
Italy - 1.1%
Telecom Italia Spa	1,539,424	13,178,701
Unicredito Italiano Spa	1,834,000	7,326,903
TOTAL ITALY		20,505,604

	Shares	Value (Note 1)
Japan - 23.1%
Advantest Corp.	153,400	$ 8,644,550
Canon, Inc.	499,000	17,494,939
Credit Saison Co. Ltd.	479,800	9,292,093
Daiwa Securities Group, Inc.	5,733,000	29,999,520
Fujitsu Ltd.	966,000	6,999,043
Furukawa Electric Co. Ltd.	831,000	4,392,618
Ito-Yokado Co. Ltd.	461,000	20,726,968
JAFCO Co. Ltd.	226,200	13,520,118
Japan Telecom Co. Ltd.	1,211	3,614,513
Konami Corp.	144,200	4,260,181
Kyocera Corp.	220,000	14,680,599
Matsushita Electric Industrial Co. Ltd.	470,000	5,922,000
Mitsubishi Electric Corp.	3,295,000	12,687,514
Mizuho Holdings, Inc.	1,963	3,980,565
Murata Manufacturing Co. Ltd.	267,500	15,968,329
NEC Corp.	703,000	7,138,383
Nikko Cordial Corp.	9,722,000	43,194,119
Nikon Corp.	936,000	7,172,659
Nippon Telegraph & Telephone Corp.	3,780	12,247,199
Nissan Motor Co. Ltd.	2,055,000	10,847,003
Nomura Holdings, Inc.	3,445,000	43,955,340
Nomura Research Institute Ltd.	6,000	700,843
Omron Corp.	445,000	5,914,407
ORIX Corp.	293,000	26,124,552
Ricoh Co. Ltd.	190,000	3,520,923
Rohm Co. Ltd.	130,300	16,833,013
Sony Corp.	321,600	14,504,159
Takeda Chemical Industries Ltd.	497,000	22,383,305
Tokyo Electron Ltd.	166,200	8,116,245
Toshiba Corp.	2,238,000	7,648,667
Toyota Motor Corp.	334,200	8,515,416
Yamada Denki Co. Ltd.	20,500	1,432,369
TOTAL JAPAN		412,432,152
Korea (South) - 3.1%
Kookmin Bank (a)	83,808	3,177,495
Samsung Electronics Co. Ltd.	242,900	51,594,310
TOTAL KOREA (SOUTH)		54,771,805
Mexico - 1.0%
Grupo Televisa SA de CV sponsored ADR (a)	227,900	9,840,722
Telefonos de Mexico SA de CV sponsored ADR	228,500	8,002,070
TOTAL MEXICO		17,842,792
Netherlands - 4.2%
Akzo Nobel NV	262,100	11,721,443
ASML Holding NV (a)	393,200	6,844,417
ING Groep NV (Certificaten Van Aandelen)	806,124	20,588,181
Koninklijke Ahold NV	319,300	9,305,165
Koninklijke Philips Electronics NV	133,100	3,961,936
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
STMicroelectronics NV (NY Shares)	96,600	$ 3,059,322
Unilever NV (Certificaten Van Aandelen)	221,500	13,006,865
VNU NV	190,900	5,874,812
TOTAL NETHERLANDS		74,362,141
Norway - 0.2%
Norsk Hydro AS	111,800	4,697,322
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	436,100	11,530,048
United Overseas Bank Ltd.	384,393	2,643,808
TOTAL SINGAPORE		14,173,856
Spain - 1.6%
Banco Popular Espanol SA (Reg.)	173,200	5,696,157
Banco Santander Central Hispano SA	1,336,568	11,215,633
Telefonica SA	854,200	11,448,845
TOTAL SPAIN		28,360,635
Switzerland - 6.4%
Credit Suisse Group (Reg.)	652,766	27,881,173
Nestle SA (Reg.)	105,095	22,444,275
Novartis AG (Reg.)	682,810	24,715,613
Swiss Reinsurance Co. (Reg.)	70,917	7,144,751
UBS AG (Reg.)	420,614	21,264,149
Zurich Financial Services AG	45,640	10,724,409
TOTAL SWITZERLAND		114,174,370
Taiwan - 3.3%
Siliconware Precision Industries Co. Ltd.	4,293,975	3,792,592
Taiwan Semiconductor Manufacturing Co. Ltd.	9,684,166	24,220,796
United Microelectronics Corp.	21,404,860	31,203,312
TOTAL TAIWAN		59,216,700
United Kingdom - 16.9%
AstraZeneca PLC	1,225,800	57,122,272
BAA PLC	310,300	2,487,141
BHP Billiton PLC	1,170,400	5,947,317
BT Group PLC (a)	1,318,800	4,846,593
Cable & Wireless PLC	1,527,100	7,348,527
Carlton Communications PLC	970,000	3,431,938
Diageo PLC	697,800	7,975,575
GlaxoSmithKline PLC	1,451,694	36,161,705
HSBC Holdings PLC (United Kingdom) (Reg.)	1,126,000	13,446,687
Kingfisher PLC	6,522	38,079
Lloyds TSB Group PLC	3,040,100	33,020,837
Logica PLC	484,400	4,513,833
mmO2 PLC (a)	1,318,800	1,660,949
Old Mutual PLC	2,009,700	2,560,358
Prudential PLC	771,800	8,944,977

	Shares	Value (Note 1)
Reed International PLC	509,400	$ 4,227,612
Rio Tinto PLC (Reg.)	684,200	13,109,929
Vodafone Group PLC	34,659,403	89,005,535
WPP Group PLC	557,700	6,171,285
TOTAL UNITED KINGDOM		302,021,149
United States of America - 6.2%
Alcoa, Inc.	439,400	15,620,670
Bristol-Myers Squibb Co.	454,200	23,164,200
Micron Technology, Inc. (a)	2,248,700	69,709,700
Phelps Dodge Corp.	71,800	2,326,320
TOTAL UNITED STATES OF AMERICA		110,820,890
TOTAL COMMON STOCKS (Cost $1,536,946,956)		1,565,223,139
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (Cost $2,953,647)	189,820	763,076
Government Obligations - 0.4%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 1.8% to 2.2% 1/3/02 to 2/14/02 (c) (Cost $6,943,587)	-	$ 6,950,000	6,944,782
Money Market Funds - 12.5%
	Shares
Fidelity Cash Central Fund, 1.94% (b) (Cost $222,598,414)	222,598,414	222,598,414
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,769,442,604)		1,795,529,411
NET OTHER ASSETS - (0.5)%		(9,287,983)
NET ASSETS - 100%		$ 1,786,241,428
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
655 Nikkei 225 Index Contracts	March 2002	$ 34,043,625	$ (636,112)
The face value of futures purchased as a percentage of net assets - 1.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,507,076.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,781,184,030 and $2,010,435,813, respectively, of which long-term U.S. government and government agency obligations aggregated $7,459,920 and $8,328,720, respectively.

The market value of futures contracts opened and closed during the period amounted to $679,489,294 and $652,943,094, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,071 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,820,840,966. Net unrealized depreciation aggregated $25,311,555, of which $331,278,422 related to appreciated investment securities and $356,589,977 related to depreciated investment securities.

The fund hereby designates approximately $282,219,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $367,608,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $1,769,442,604) - See accompanying schedule		$ 1,795,529,411
Cash		1,070
Foreign currency held at value (cost $43,136,223)		42,041,290
Receivable for investments sold		1,272,679
Receivable for fund shares sold		1,450,297
Dividends receivable		2,430,713
Interest receivable		379,394
Other receivables		14,992
Total assets		1,843,119,846
Liabilities
Payable for investments purchased	$ 11,012,717
Payable for fund shares redeemed	43,921,549
Accrued management fee	1,113,242
Distribution fees payable	30,719
Payable for daily variation on futures contracts	524,000
Other payables and accrued expenses	276,191
Total liabilities		56,878,418
Net Assets		$ 1,786,241,428
Net Assets consist of:
Paid in capital		$ 2,175,881,375
Undistributed net investment income		4,814,201
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(418,769,157)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,315,009
Net Assets		$ 1,786,241,428
Initial Class: Net Asset Value, offering price and redemption price per share ($1,496,873,024 ÷ 107,847,737 shares)		$13.88
Service Class: Net Asset Value, offering price and redemption price per share ($240,525,235 ÷ 17,386,384 shares)		$13.83
Service Class 2: Net Asset Value, offering price and redemption price per share ($48,843,169 ÷ 3,537,346 shares)		$13.81

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 28,725,197
Interest		12,281,818
Security lending		925,774
		41,932,789
Less foreign taxes withheld		(4,337,257)
Total income		37,595,532
Expenses
Management fee	$ 15,400,613
Transfer agent fees	1,406,117
Distribution fees	318,030
Accounting and security lending fees	1,039,639
Custodian fees and expenses	777,902
Registration fees	1,728
Audit	110,378
Legal	15,188
Miscellaneous	804,162
Total expenses before reductions	19,873,757
Expense reductions	(1,180,806)	18,692,951
Net investment income		18,902,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(364,597,976)
Foreign currency transactions	(1,726,403)
Futures contracts	(22,073,697)	(388,398,076)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(132,523,690)
Assets and liabilities in foreign currencies	(1,080,294)
Futures contracts	1,265,471	(132,338,513)
Net gain (loss)		(520,736,589)
Net increase (decrease) in net assets resulting from operations		$ (501,834,008)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 18,902,581	$ 24,067,131
Net realized gain (loss)	(388,398,076)	265,613,586
Change in net unrealized appreciation (depreciation)	(132,338,513)	(848,849,479)
Net increase (decrease) in net assets resulting from operations	(501,834,008)	(559,168,762)
Distributions to shareholders From net investment income	(120,551,919)	(34,503,154)
In excess of net investment income	-	(6,990,235)
From net realized gain	(190,776,039)	(261,723,629)
Total distributions	(311,327,958)	(303,217,018)
Share transactions - net increase (decrease)	62,288,250	518,278,056
Total increase (decrease) in net assets	(750,873,716)	(344,107,724)
Net Assets
Beginning of period	2,537,115,144	2,881,222,868
End of period (including undistributed net investment income of $4,814,201 and $11,909,270, respectively)	$ 1,786,241,428	$ 2,537,115,144
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	173,999,497	$ 2,794,972,744	180,026,822	$ 4,102,377,245
Reinvested	15,519,663	275,163,626	11,650,005	284,959,118
Redeemed	(195,055,949)	(3,120,566,680)	(178,033,342)	(4,052,515,974)
Net increase (decrease)	(5,536,789)	$ (50,430,310)	13,643,485	$ 334,820,389
Service Class Sold	142,723,429	$ 2,146,873,700	68,519,615	$ 1,560,576,350
Reinvested	1,933,710	34,207,331	747,241	18,247,616
Redeemed	(140,169,677)	(2,110,121,164)	(61,639,680)	(1,408,864,371)
Net increase (decrease)	4,487,462	$ 70,959,867	7,627,176	$ 169,959,595
Service Class 2 A Sold	11,546,592	$ 163,704,441	734,419	$ 15,878,729
Reinvested	110,941	1,957,001	421	10,284
Redeemed	(8,740,638)	(123,902,749)	(114,389)	(2,390,941)
Net increase (decrease)	2,916,895	$ 41,758,693	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 106,625,905		$ 32,471,354
Service Class		13,167,676		2,030,655
Service Class 2 A		758,338		1,145
Total		$ 120,551,919		$ 34,503,154
In excess of net investment income Initial Class		$ -		$ 6,578,599
Service Class		-		411,405
Service Class 2 A		-		231
Total		$ -		$ 6,990,235
From net realized gain Initial Class		$ 168,537,721		$ 245,909,165
Service Class		21,039,655		15,805,556
Service Class 2 A		1,198,663		8,908
Total		$ 190,776,039		$ 261,723,629
		$ 311,327,958		$ 303,217,018

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Income from Investment Operations
Net investment income E	.14	.19 F	.24	.23	.30
Net realized and unrealized gain (loss)	(3.86)	(4.93)	7.95	2.13	1.70
Total from investment operations	(3.72)	(4.74)	8.19	2.36	2.00
Less Distributions
From net investment income	(.93)	(.31)	(.31)	(.38)	(.33)
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	(1.31)
Total distributions	(2.40)	(2.70)	(.81)	(1.50)	(1.64)
Net asset value, end of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Total Return C, D	(21.21)%	(19.07)%	42.55%	12.81%	11.56%
Ratios to Average Net Assets H
Expenses before expense reductions	.92%	.89%	.91%	.91%	.92%
Expenses net of voluntary waivers, if any	.92%	.89%	.91%	.91%	.92%
Expenses net of all reductions	.87%	.87%	.87%	.89%	.90%
Net investment income	.91%	.84%	1.10%	1.19%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322
Portfolio turnover rate	98%	136%	78%	84%	67%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income E	.12	.17 F	.22	.15	.01
Net realized and unrealized gain (loss)	(3.84)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(3.72)	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.92)	(.30)	(.31)	(.38)	-
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	-
Total distributions	(2.39)	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C, D	(21.27)%	(19.18)%	42.44%	12.69%	(0.83)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of voluntary waivers, if any	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of all reductions	.97%	.97%	.98%	.97%	1.01% A
Net investment income	.81%	.74%	1.00%	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,525	$ 257,257	$ 144,371	$ 34,720	$ 931
Portfolio turnover rate	98%	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income E	.10	.12 F
Net realized and unrealized gain (loss)	(3.80)	(3.68)
Total from investment operations	(3.70)	(3.56)
Less Distributions
From net investment income	(.93)	(.30)
In excess of net investment income	-	(.06)
From net realized gain	(1.47)	(2.33)
Total distributions	(2.40)	(2.69)
Net asset value, end of period	$ 13.81	$ 19.91
Total Return B, C, D	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.13% A
Net investment income	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,843	$ 12,351
Portfolio turnover rate	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio (the funds) are funds of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

High Income Portfolio. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager, Contrafund, Equity-Income, Growth, and Index 500 Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Certain funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, redemptions in kind, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income, accumulated loss and undistributed gain on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains/(Capital loss carryforwards)
Asset Manager	$ 128,014,622	$ (168,072,621)
Contrafund	$ 61,983,544	$ (675,097,976)
Equity-Income	$ 173,360,104	$ 208,724,239
Growth	$ 24,037,799	$ (2,090,078,664)
High Income	$ 146,847,462	$ (1,229,518,471)
Index 500	$ 39,768,142	$ (55,550,115)
Overseas	$ 12,124,045	$ (367,607,824)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager
Initial Class	$ 164,107,693	$ 61,540,385
Service Class	1,212,605	461,945
Service Class 2	213,169	79,938
	$ 165,533,467	$ 62,082,268
Contrafund
Initial Class	$ 60,769,746	$ 214,481,457
Service Class	8,007,964	32,031,857
Service Class 2	621,876	2,332,034
	$ 69,399,586	$ 248,845,348
Equity-Income
Initial Class	$ 164,164,158	$ 461,223,111
Service Class	10,221,979	30,154,839
Service Class 2	782,580	2,252,289
	$ 175,168,717	$ 493,630,239
Growth
Initial Class	$ 10,599,775	$ 996,378,889
Service Class	-	123,326,141
Service Class 2	51,373	4,829,057
	$ 10,651,148	$ 1,124,534,087

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

High Income
Initial Class	$ 193,933,192	$ -
Service Class	30,634,983	-
Service Class 2	743,031	-
	$ 225,311,206	$ -
Index 500
Initial Class	$ 44,278,192	$ -
Service Class	967	-
Service Class 2	70,023	-
	$ 44,349,182	$ -
Overseas
Initial Class	$ 25,842,929	$ 249,319,457
Service Class	3,082,842	31,125,729
Service Class 2	183,803	1,773,198
	$ 29,109,574	$ 282,218,384

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager	$ (6,812,771)
Contrafund	$ (255,028)
Equity-Income	$ 137,981
High-Income	$ 14,422,258

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation/ depreciation	Net realized gain (loss)
High-Income	$ 29,333,916	$ (5,098,784)	$ (24,235,132)

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds', or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Index 500 Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR.

The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the fund's average net assets for High Income and Overseas Portfolios, .30% for Contrafund and Growth Portfolios, .25% for Asset Manager Portfolio, and .20% for Equity-Income Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .24% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager	.53%
Contrafund	.58%
Equity-Income	.48%
Growth	.58%
High Income	.58%
Index 500.24%
Overseas	.73%

Sub-Adviser Fee. FMR and Index 500 Portfolio have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI receives a sub-advisory fee from FMR for providing investment management services to the fund. For these services, FMR pays DAMI fees at an annual rate of 0.006% of the fund's average net assets. Prior to May 1, 2001, Bankers Trust Company (Bankers Trust) was serving as sub-adviser of the fund. Under a separate custodian agreement, Bankers Trust receives a fee for providing custodial services to the fund. Bankers Trust and DAMI are both wholly owned subsidiaries of Deutsche Bank AG. All personnel employed by DAMI in managing the fund were employed by Bankers Trust in substantially the same capacity.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 75% of net income from the securities lending program. Bankers Trust retains no more than 25% of net income under this agreement. For the period, Bankers Trust retained $389,661.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager	$ 30,870	$ 20,099	$ 50,969
Contrafund	$ 1,176,634	$ 340,044	$ 1,516,678
Equity-Income	$ 723,293	$ 301,931	$ 1,025,224
Growth	$ 1,680,520	$ 267,755	$ 1,948,275
High Income	$ 243,657	$ 26,277	$ 269,934
Index 500	$ 1,003	$ 27,954	$ 28,957
Overseas	$ 266,963	$ 51,067	$ 318,030

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager
Initial Class	$ 2,482,628
Service Class	21,776
Service Class 2	6,388
$ 2,510,792
Contrafund
Initial Class	$ 4,818,838
Service Class	787,537
Service Class 2	99,759
$ 5,706,134
Equity-Income
Initial Class	$ 6,308,392
Service Class	485,933
Service Class 2	89,847
$ 6,884,172
Growth
Initial Class	$ 8,328,070
Service Class	1,113,901
Service Class 2	75,879
$ 9,517,850
High Income
Initial Class	$ 883,600
Service Class	161,507
Service Class 2	8,958
$ 1,054,065
Index 500
Initial Class	$ 2,411,271
Service Class	1,781
Service Class 2	9,421
$ 2,422,473
Overseas
Initial Class	$ 1,209,571
Service Class	181,904
Service Class 2	14,642
$ 1,406,117

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager	$ 10,856,960
Contrafund	$ 28,625,046
Equity-Income	$ 3,810,265
Growth	$ 14,438,593
High Income	$ 337,135
Overseas	$ 10,822,302

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser, or in the case of Index 500 Portfolio, Deutsche Asset Management Inc. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Index 500
Initial Class	.28%	$ 2,391,094
Service Class	.38%	1,784
Service Class 2.53%		9,348
		$ 2,402,226

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Asset Manager	$ 299,760	$ 26,848
Contrafund	$ 3,663,420	$ 16,612
Equity-Income	$ 1,353,005	$ 2,140
Growth	$ 4,974,266	$ 1,674
High Income	$ 100,059	$ 7,187
Index 500	$ -	$ 27,796
Overseas	$ 1,177,009	$ 3,797

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest
	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager	21%	1	19%
Contrafund	17%	2	32%
Equity-Income	13%	1	26%
Growth	13%	1	26%
High Income	12%	2	58%
Index 500	29%	-	-
Overseas	12%	1	31%

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio, Contrafund and Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio (the Funds), funds of Variable Insurance Products II, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (funds of Variable Insurance Products Fund) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR.
Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston,
Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity
Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000)
of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001), VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), VIP High Income (2001), VIP Index 500 (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International
Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the
College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or
Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and
Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition,
Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of VIP Index 500 and VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and VIP Equity-Income. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of VIP High Income. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997

Vice President of VIP Contrafund and VIP Growth. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

William Danoff (41)
Year of Election or Appointment: 1995 Vice President of Contrafund and another fund advised by FMR.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. Habermann managed a variety of Fidelity funds.

Richard R. Mace, Jr. (40)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager, VIP High Income, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Stephen R. Petersen (45)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

John J. Todd (52)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Jennifer Uhrig (40)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another funds advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and
VIP Overseas. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1987, 1989, 1992, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Index 500 (1992), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Equity-Income	2/8/02	2/8/02	$.34	$.49

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager	10.38%
Index 500	7.45%
Overseas	7.71%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager	14%
Contrafund	64%
Equity-Income	77%
High Income	3%
Index 500	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Overseas	2/2/01	$.239	$.024

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Deutsche Asset Management Inc.
Index 500 Portfolio

FMR Co., Inc.
Asset Manager, Contrafund, Equity-Income, Growth,
High Income, Index 500, and Overseas Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager Portfolio

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

JPMorgan Chase Bank, New York, NY Asset Manager,
Equity-Income, and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Bankers Trust, New York, NY Index 500 Portfolio

Mellon Bank, N.A., Pittsburgh, PA Growth Portfolio

VIPSCGRP1-ANN-0202 154151
1.768594.100

Fidelity® Variable Insurance Products
Service Class

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Balanced Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Growth & Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Opportunities Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
Investment Grade Bond Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Mid Cap Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Money Market Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Annual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Service Class	-7.57%	6.39%	10.52%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity ® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers ® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,090 - a 100.90% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager: Growth Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund underperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, and the Fidelity Asset Manager: Growth Composite Index, which returned -5.94%.

Q. What influence did asset allocation have on fund results?

R.H. A bias toward equities hurt relative to the index and peer average, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 76% - compared to 70% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® for most of the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. Steve's quantitative models focused on companies expected to achieve superior earnings growth, which hurt in the third quarter when economic improvement failed to materialize and earnings eroded. His slight overweighting in the technology sector hurt. Small positions in weak-performing telecommunications equipment and Internet software companies, including Powerwave Technologies and BEA Systems, respectively - which he sold during the period - did most of the damage. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, as such stocks as NVIDIA, Computer Associates and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income
investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as they outperformed Treasuries. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: maximize total return over the long term
by allocating assets among stocks, bonds and
short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2001, more than $414 million

Managers: Richard Habermann and
Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 74.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 2.0%
Hilton Hotels Corp.	340,100	$ 3,713,892
Mandalay Resort Group (a)	17,100	365,940
Starwood Hotels & Resorts Worldwide, Inc. unit	139,500	4,164,075
		8,243,907
Household Durables - 1.9%
Black & Decker Corp.	16,200	611,226
Centex Corp.	38,500	2,197,965
Fleetwood Enterprises, Inc.	43,600	493,988
Furniture Brands International, Inc. (a)	30,200	967,004
KB Home	4,600	184,460
Mohawk Industries, Inc. (a)	39,300	2,156,784
Pulte Homes, Inc.	15,000	670,050
Whirlpool Corp.	10,900	799,297
		8,080,774
Media - 4.3%
AOL Time Warner, Inc. (a)	119,300	3,829,530
Clear Channel Communications, Inc. (a)	72,100	3,670,611
Comcast Corp. Class A (special) (a)	17,700	637,200
Gemstar-TV Guide International, Inc. (a)	45,100	1,249,270
Liberty Media Corp. Class A (a)	90,800	1,271,200
NTL, Inc. warrants 10/14/08 (a)	427	4
Omnicom Group, Inc.	55,100	4,923,185
Tribune Co.	15,500	580,165
Viacom, Inc. Class B (non-vtg.) (a)	41,700	1,841,055
		18,002,220
Multiline Retail - 2.2%
Costco Wholesale Corp. (a)	20,500	909,790
Kmart Corp. (a)	150,600	822,276
Kohls Corp. (a)	13,000	915,720
Target Corp.	43,000	1,765,150
Wal-Mart Stores, Inc.	78,900	4,540,695
		8,953,631
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A (a)	15,900	421,827
American Eagle Outfitters, Inc. (a)	50,800	1,329,436
AutoNation, Inc. (a)	609,600	7,516,368
Bed Bath & Beyond, Inc. (a)	17,700	600,030
Best Buy Co., Inc. (a)	25,700	1,914,136
Lowe's Companies, Inc.	36,100	1,675,401
Pacific Sunwear of California, Inc. (a)	37,300	761,666
Sonic Automotive, Inc. Class A (a)	155,000	3,633,200
		17,852,064
TOTAL CONSUMER DISCRETIONARY		61,132,596

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	28,600	$ 672,100
PepsiCo, Inc.	60,700	2,955,483
The Coca-Cola Co.	155,100	7,312,965
		10,940,548
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	161,300	816,178
Sysco Corp.	30,400	797,088
Whole Foods Market, Inc. (a)	3,300	143,748
		1,757,014
Personal Products - 2.6%
Avon Products, Inc.	185,100	8,607,150
Gillette Co.	69,600	2,324,640
		10,931,790
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,140,725
TOTAL CONSUMER STAPLES		26,770,077
ENERGY - 3.4%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	13,900	506,933
BJ Services Co. (a)	20,800	674,960
ENSCO International, Inc.	45,200	1,123,220
Halliburton Co.	21,100	276,410
National-Oilwell, Inc. (a)	47,000	968,670
Noble Drilling Corp. (a)	44,200	1,504,568
Weatherford International, Inc. (a)	44,300	1,650,618
		6,705,379
Oil & Gas - 1.8%
ChevronTexaco Corp.	53,100	4,758,291
Conoco, Inc.	70,800	2,003,640
Valero Energy Corp.	15,900	606,108
		7,368,039
TOTAL ENERGY		14,073,418
FINANCIALS - 5.1%
Banks - 1.3%
Bank of America Corp.	22,300	1,403,785
Bank One Corp.	35,800	1,397,990
FleetBoston Financial Corp.	52,700	1,923,550
Pacific Century Financial Corp.	25,200	652,428
		5,377,753
Diversified Financials - 3.2%
Fannie Mae	60,100	4,777,950
Freddie Mac	127,600	8,345,040
		13,122,990
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	27,400	$ 672,944
MetLife, Inc.	60,900	1,929,312
		2,602,256
TOTAL FINANCIALS		21,102,999
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 2.1%
Cygnus, Inc. (a)	5,700	29,925
Guidant Corp. (a)	171,000	8,515,800
		8,545,725
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	21,900	1,391,745
Cardinal Health, Inc.	290,250	18,767,564
HealthSouth Corp. (a)	39,500	585,390
McKesson Corp.	28,200	1,054,680
Patterson Dental Co. (a)	2,100	85,953
Priority Healthcare Corp. Class B (a)	20,400	717,876
		22,603,208
Pharmaceuticals - 9.5%
American Home Products Corp.	129,300	7,933,848
Barr Laboratories, Inc. (a)	24,800	1,968,128
Bristol-Myers Squibb Co.	110,100	5,615,100
Forest Laboratories, Inc. (a)	32,900	2,696,155
Mylan Laboratories, Inc.	49,400	1,852,500
Perrigo Co. (a)	44,500	525,990
Pfizer, Inc.	349,100	13,911,635
Pharmacia Corp.	109,700	4,678,705
SICOR, Inc. (a)	21,400	335,552
		39,517,613
TOTAL HEALTH CARE		70,666,546
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	170,400	7,952,568
Northrop Grumman Corp.	16,600	1,673,446
		9,626,014
Airlines - 0.2%
Northwest Airlines Corp. (a)	43,000	675,100
Building Products - 0.7%
American Standard Companies, Inc. (a)	23,400	1,596,582
Dal-Tile International, Inc. (a)	30,700	713,775
Masco Corp.	29,200	715,400
		3,025,757
Commercial Services & Supplies - 2.6%
Aramark Corp. Class B	32,700	879,630
Cendant Corp. (a)	70,300	1,378,583
Concord EFS, Inc. (a)	29,700	973,566

	Shares	Value (Note 1)
First Data Corp.	15,900	$ 1,247,355
Manpower, Inc.	101,200	3,411,452
Viad Corp.	112,500	2,664,000
		10,554,586
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,100	9,488,790
Machinery - 1.2%
Albany International Corp. Class A	26,300	570,710
Danaher Corp.	10,600	639,286
Illinois Tool Works, Inc.	18,600	1,259,592
Ingersoll-Rand Co.	40,900	1,710,029
Quixote Corp.	14,900	283,100
SPX Corp. (a)	4,700	643,430
		5,106,147
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	17,600	508,904
TOTAL INDUSTRIALS		38,985,298
INFORMATION TECHNOLOGY - 13.9%
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. (a)	7,100	212,290
Mettler-Toledo International, Inc. (a)	16,600	860,710
		1,073,000
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	11,800	577,964
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. (a)	16,800	745,752
Atmel Corp. (a)	93,300	687,621
DuPont Photomasks, Inc. (a)	9,100	395,395
Fairchild Semiconductor International, Inc. Class A (a)	29,000	817,800
Integrated Silicon Solution (a)	25,600	313,344
Intel Corp.	196,400	6,176,780
International Rectifier Corp. (a)	13,000	453,440
LAM Research Corp. (a)	65,900	1,530,198
Lattice Semiconductor Corp. (a)	27,800	571,846
LSI Logic Corp. (a)	42,700	673,806
Micron Technology, Inc. (a)	43,000	1,333,000
NVIDIA Corp. (a)	68,400	4,575,960
Semtech Corp. (a)	25,700	917,233
		19,192,175
Software - 8.9%
Computer Associates International, Inc.	423,600	14,609,964
Compuware Corp. (a)	158,800	1,872,252
Microsoft Corp. (a)	283,400	18,775,246
Take-Two Interactive Software, Inc. (a)	85,100	1,376,067
		36,633,529
TOTAL INFORMATION TECHNOLOGY		57,476,668
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 0.6%
IMC Global, Inc.	59,000	$ 767,000
Lyondell Chemical Co.	34,900	500,117
Millennium Chemicals, Inc.	13,000	163,800
PolyOne Corp.	50,900	498,820
Solutia, Inc.	52,400	734,648
		2,664,385
Construction Materials - 0.1%
Lafarge North America, Inc.	14,261	535,786
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	90,500	1,211,795
Phelps Dodge Corp.	138,200	4,477,680
Ryerson Tull, Inc.	107,000	1,177,000
		6,866,475
Paper & Forest Products - 0.7%
Boise Cascade Corp.	27,300	928,473
Bowater, Inc.	4,100	195,570
Georgia-Pacific Group	69,200	1,910,612
		3,034,655
TOTAL MATERIALS		13,101,301
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T Corp.	178,200	3,232,548
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	0
Ono Finance PLC rights 5/31/09 (a)(f)	310	620
		3,233,168
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	21,800
TOTAL TELECOMMUNICATION SERVICES		3,254,968
UTILITIES - 0.3%
Electric Utilities - 0.1%
FirstEnergy Corp.	16,000	559,680
Water Utilities - 0.2%
American Water Works, Inc.	15,100	630,425
TOTAL UTILITIES		1,190,105
TOTAL COMMON STOCKS (Cost $283,122,806)		307,753,976
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	12,388	$ 1,322,419
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	77	55,440
		1,377,859
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	152,280
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	405	411,822
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	472	339,840
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	827,450
Wireless Telecommunication Services - 0.5%
Dobson Communications Corp.:
$122.50 pay-in-kind	157	155,430
$130.00 pay-in-kind	156	154,440
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,358	1,611,840
		1,921,710
TOTAL TELECOMMUNICATION SERVICES		2,749,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,069,247)		5,030,961
Corporate Bonds - 17.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	659,525
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	200,000	224,500
TOTAL CONSUMER DISCRETIONARY			884,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	$ 20,000	$ 21,788
Tenet Healthcare Corp. 6% 12/1/05	Ba1	1,040,000	1,027,655
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	509,375
7% 5/15/09	B2	580,000	590,875
			2,149,693
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	790,000	335,592
Sanmina-SCI Corp. 0% 9/12/20	Ba3	1,390,000	515,968
			851,560
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	165,000	92,598
TOTAL INFORMATION TECHNOLOGY			944,158
TOTAL CONVERTIBLE BONDS			3,977,876
Nonconvertible Bonds - 16.9%
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	100,000	87,000
Lear Corp. 7.96% 5/15/05	Ba1	380,000	385,700
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,597
			526,297
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	448,000	448,000
Domino's, Inc. 10.375% 1/15/09	B3	300,000	318,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	620,000	644,800
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	290,000	297,250
HMH Properties, Inc. 7.875% 8/1/08	Ba3	285,000	262,200
Horseshoe Gaming LLC 8.625% 5/15/09	B2	950,000	992,750
International Game Technology 8.375% 5/15/09	Ba1	220,000	231,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp. 7.375% 11/15/15	Ba1	$ 245,000	$ 209,475
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	190,000	182,400
Mandalay Resort Group 9.5% 8/1/08	Ba2	95,000	99,513
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	115,000	117,300
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,285,000	1,092,250
9.25% 4/1/06	B3	150,000	151,875
9.75% 6/15/07	B3	135,000	136,350
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	20,000	16,200
Station Casinos, Inc. 8.375% 2/15/08	Ba3	970,000	989,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	100,000	95,000
yankee:
8.625% 12/15/07	Ba3	295,000	277,300
9% 3/15/07	Ba3	120,000	115,200
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	180,000	185,400
8.875% 4/15/11	Ba1	290,000	303,775
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	80,000	81,200
			7,351,638
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	400,000	412,500
8.875% 4/1/08	Ba2	55,000	56,856
D.R. Horton, Inc. 8% 2/1/09	Ba1	300,000	294,000
KB Home 8.625% 12/15/08	Ba3	360,000	360,000
Lennar Corp. 7.625% 3/1/09	Ba1	150,000	150,000
Pulte Homes, Inc. 7.875% 8/1/11 (f)	Baa3	310,000	306,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3	220,000	226,600
Sealy Mattress Co.:
9.875% 12/15/07	B2	460,000	456,550
9.875% 12/15/07 (f)	B2	180,000	178,650
			2,441,281
Media - 3.6%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	70,000	70,700
10.25% 6/15/11	B2	580,000	574,200
10.875% 10/1/10	B2	625,000	635,938
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 265,000	$ 255,725
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	275,311
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	113,609
CanWest Media, Inc. 10.625% 5/15/11	B2	260,000	275,600
Callahan Nordrhein- Westfalen 0% 7/15/10 (e)	B3	170,000	39,100
Century Communications Corp. 0% 1/15/08	B2	30,000	15,000
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	42,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	77,550
0% 4/1/11 (e)	B2	840,000	604,800
0% 5/15/11 (e)	B2	470,000	286,700
10% 4/1/09	B2	845,000	866,125
10% 5/15/11	B2	340,000	346,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	247,000
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	520,000	512,200
9.875% 4/1/23	B1	70,000	72,625
10.5% 5/15/16	Ba2	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	555,000	127,650
11.75% 12/15/05	Caa3	345,000	79,350
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	380,000	380,950
9.375% 2/1/09	B1	875,000	901,250
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	990,000	985,050
9.25% 11/1/07	Baa1	195,000	212,550
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	60,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	375,000	391,875
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	100,000	104,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	$ 340,000	$ 346,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	113,732
Lamar Media Corp.:
8.625% 9/15/07	B1	30,000	31,350
9.25% 8/15/07	B1	435,000	450,225
9.625% 12/1/06	Ba3	135,000	141,413
News America Holdings, Inc. 7.7% 10/30/25	Baa3	110,000	107,349
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	350,000	360,500
Quebecor Media, Inc. 11.125% 7/15/11	B2	10,000	10,600
Radio One, Inc. 8.875% 7/1/11	B3	1,185,000	1,232,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,675,000	1,574,500
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	125,000	139,723
Yell Finance BV:
0% 8/1/11 (e)	B2	1,050,000	619,500
10.75% 8/1/11	B2	600,000	642,000
			14,868,925
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	100,000	102,344
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	66,750
6.125% 11/15/03	Ba2	25,000	24,250
6.9% 8/15/26	Ba2	252,000	246,960
7.375% 6/15/04	Ba2	115,000	111,550
7.375% 8/15/08	Ba2	25,000	24,125
7.4% 4/1/37	Ba2	295,000	287,625
7.6% 4/1/07	Ba2	25,000	24,500
7.95% 4/1/17	Ba2	40,000	35,400
Kmart Corp. 9.375% 2/1/06	Ba2	90,000	74,025
			997,529
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	95,000	96,967
The William Carter Co. 10.875% 8/15/11 (f)	B3	350,000	369,250
			466,217
TOTAL CONSUMER DISCRETIONARY			26,651,887
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (f)	B2	$ 190,000	$ 186,200
Cott Corp. yankee 8.5% 5/1/07	-	80,000	82,000
			268,200
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	140,000	133,700
9.125% 12/15/11	B2	200,000	201,000
Kroger Co. 6.8% 4/1/11	Baa3	130,000	132,516
Rite Aid Corp.:
6% 10/1/03 (f)(g)	Caa2	60,000	56,550
6.125% 12/15/08 (f)	Caa2	235,000	168,025
6.875% 8/15/13	Caa2	165,000	120,450
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08	Caa2	550,000	522,500
			1,714,241
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	122,039
Dean Foods Co.:
6.625% 5/15/09	Baa2	50,000	45,000
8.15% 8/1/07	Baa2	80,000	78,400
Del Monte Corp. 9.25% 5/15/11	B3	290,000	301,600
Kellogg Co. 6.6% 4/1/11	Baa2	50,000	51,311
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	70,000	71,050
			669,400
Personal Products - 0.2%
Playtex Products, Inc. 9.375% 6/1/11	B2	185,000	195,175
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	240,000	159,600
9% 11/1/06	Caa3	260,000	174,200
12% 12/1/05 (f)	Caa1	270,000	267,300
			796,275

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 73,628
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	103,014
			176,642
TOTAL CONSUMER STAPLES			3,624,758
ENERGY - 0.8%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	60,000	49,500
Oil & Gas - 0.8%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	40,000	39,284
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	610,000	588,650
8.375% 11/1/08 (f)	B1	230,000	226,550
8.5% 3/15/12	B1	425,000	417,563
Forest Oil Corp. 8% 12/15/11 (f)	Ba3	220,000	220,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	60,000	55,200
10% 11/1/08 (f)	Ba3	290,000	304,500
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,425
Phillips Petroleum Co. 8.75% 5/25/10	A3	60,000	69,840
Plains Resources, Inc.:
10.25% 3/15/06 Series B	B2	732,000	746,640
10.25% 3/15/06 Series D	B2	70,000	71,400
The Coastal Corp. 9.625% 5/15/12	Baa2	55,000	63,403
Westport Resources Corp. 8.25% 11/1/11 (f)	Ba3	310,000	314,650
			3,165,105
TOTAL ENERGY			3,214,605
FINANCIALS - 1.7%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,880
BankBoston Corp. 6.625% 2/1/04	A2	60,000	63,066
Den Danske Bank AS 6.375% 6/15/08 (f)(g)	Aa3	170,000	173,451
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	98,743
Long Island Savings Bank FSB 7% 6/13/02	Baa2	140,000	142,587
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	Aa3	$ 50,000	$ 50,628
7.816% 11/29/49	A1	100,000	106,350
			656,705
Diversified Financials - 1.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	124,833
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	280,000	271,600
American Gen. Finance Corp. 5.875% 7/14/06	A1	100,000	103,370
Amvescap PLC 5.9% 1/15/07 (f)	A2	25,000	24,959
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	73,212
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	20,000	20,750
8.875% 2/15/08 (f)	Ba3	180,000	186,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	89,519
Citigroup, Inc. 7.25% 10/1/10	Aa2	100,000	107,263
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	436,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	80,000	79,799
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	80,750
Devon Financing Corp. ULC 6.875% 9/30/11 (f)	Baa2	50,000	48,731
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	151,200
Ford Motor Credit Co.:
6.5% 1/25/07	A2	50,000	48,865
7.375% 10/28/09	A2	50,000	49,364
7.5% 3/15/05	A2	140,000	143,224
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	40,000	40,513
6.875% 9/15/11	A2	190,000	185,830
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	530,000	445,200
Household Finance Corp.:
6.5% 1/24/06	A2	40,000	41,124
8% 5/9/05	A2	35,000	37,657

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	$ 100,000	$ 109,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	65,000	66,629
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (f)	B1	180,000	180,900
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	82,936
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	129,276
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	756,800
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	85,850
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	55,000	56,200
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	40,000	40,663
Sprint Capital Corp. 6.875% 11/15/28	Baa1	65,000	59,455
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	120,000	117,670
			4,476,592
Insurance - 0.0%
MetLife, Inc. 6.125% 12/1/11	A1	35,000	34,665
The Chubb Corp. 6.8% 11/15/31	Aa3	100,000	97,850
			132,515
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	102,664
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	103,069
7.75% 11/15/07	Baa1	100,000	107,718
ERP Operating LP 7.1% 6/23/04	A3	100,000	104,917
LNR Property Corp. 10.5% 1/15/09	Ba3	375,000	382,500
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	354,600
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	420,000	424,200
WCI Communities, Inc. 10.625% 2/15/11	B1	345,000	355,350
			2,036,383
TOTAL FINANCIALS			7,302,195
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	$ 200,000	$ 118,000
9.75% 12/1/06	Caa1	300,000	282,750
11.625% 12/1/06 (f)	B2	140,000	151,200
Boston Scientific Corp. 6.625% 3/15/05	Baa2	110,000	111,650
			663,600
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	-	60,000	60,450
12.25% 1/2/09	-	50,000	54,000
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	70,000	72,450
DaVita, Inc. 9.25% 4/15/11	B2	240,000	254,400
Fountain View, Inc. 11.25% 4/15/08 (d)	-	460,000	234,600
HealthSouth Corp.:
8.375% 10/1/11 (f)	Ba1	260,000	265,525
8.5% 2/1/08	Ba1	110,000	113,300
10.75% 10/1/08	Ba2	120,000	130,950
Service Corp. International (SCI):
6.3% 3/15/03	B1	140,000	134,400
7.2% 6/1/06	B1	120,000	110,400
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	320,000	350,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	385,000	400,400
Unilab Corp. 12.75% 10/1/09	B3	97,000	112,520
			2,293,795
TOTAL HEALTH CARE			2,957,395
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	595,000	615,825
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	30,000	25,886
7.73% 9/15/12	Ba2	10,161	7,535
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	30,000	29,447
7.92% 5/18/12	A3	80,000	75,198
			138,066

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.6%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 745,000	$ 722,650
7.875% 1/1/09	Ba3	40,000	38,600
8.5% 12/1/08 (f)	Ba3	280,000	280,000
8.875% 4/1/08	Ba3	40,000	40,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	197,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	345,000	353,625
8.625% 4/1/13	B2	215,000	223,063
8.75% 9/30/09	B2	60,000	61,800
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	87,125
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,888
World Color Press, Inc. 7.75% 2/15/09	Baa2	90,000	90,000
			2,412,951
Machinery - 0.0%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	120,872
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	80,000	82,000
8.875% 7/15/11	Ba2	695,000	712,375
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	70,000	57,750
10.25% 11/15/06	Ba3	90,000	67,950
			920,075
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	149,543
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	60,096
6.46% 6/22/05	Baa2	100,000	103,639
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	20,000	21,800
TFM SA de CV yankee 0% 6/15/09 (e)	B1	885,000	792,075
			1,127,153
TOTAL INDUSTRIALS			5,334,942
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 170,000	$ 155,975
10.75% 8/1/11	B3	100,000	98,000
Motorola, Inc. 8% 11/1/11 (f)	A3	50,000	50,544
SBA Communications Corp. 10.25% 2/1/09	B3	290,000	249,400
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	1,320,000	290,400
12.5% 11/15/10	B3	130,000	66,300
			910,619
Computers & Peripherals - 0.0%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	60,000	61,508
7.65% 8/1/05	Baa2	40,000	40,389
			101,897
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	260,000	274,300
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	120,000	125,400
10.5% 2/1/09	B2	80,000	84,400
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	915,000
			1,124,800
TOTAL INFORMATION TECHNOLOGY			2,411,616
MATERIALS - 1.0%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	100,000	104,500
Huntsman Corp. 9.5% 7/1/07 (d)(f)	Ca	375,000	67,500
OM Group, Inc. 9.25% 12/15/11 (f)	B3	100,000	101,000
			273,000
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	290,000	307,400
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	190,000	178,600
7.35% 5/15/08	B3	80,000	71,600
7.5% 5/15/10	B3	70,000	61,600
7.8% 5/15/18	B3	30,000	24,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.85% 5/15/04	B3	$ 320,000	$ 310,400
8.1% 5/15/07	B3	150,000	135,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	375,000	406,875
Riverwood International Corp. 10.625% 8/1/07	B3	275,000	286,000
			1,782,225
Metals & Mining - 0.4%
Century Aluminum Co. 11.75% 4/15/08	Ba3	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	450,000	399,375
7.5% 11/15/06	B3	80,000	58,000
Luscar Coal Ltd. 9.75% 10/15/11 (f)	Ba3	110,000	113,850
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	310,000	332,475
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	805,000	776,825
			1,711,575
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	40,000	41,800
Potlatch Corp. 6.25% 3/15/02	Baa3	80,000	79,200
Stone Container Corp. 9.75% 2/1/11	B2	180,000	192,600
			313,600
TOTAL MATERIALS			4,080,400
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T Corp.:
6.5% 3/15/29	A3	100,000	87,353
8% 11/15/31 (f)	A3	30,000	30,968
British Telecommunications PLC 8.875% 12/15/30	Baa1	80,000	91,803
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	A2	100,000	109,194
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	74,330
9% 8/15/31 (f)	Baa2	25,000	27,281
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	100,000	102,153
8% 10/1/10	Baa3	60,000	60,584
NTL Communications Corp.:
0% 10/1/08 (e)	B3	605,000	133,100
11.5% 10/1/08	B3	390,000	120,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	100,000	101,182
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 90,000	$ 98,179
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,210
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	110,660
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	575,000	488,750
Triton PCS, Inc. 8.75% 11/15/11 (f)	B2	350,000	350,000
			1,990,647
Wireless Telecommunication Services - 1.7%
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	239,200
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,890,000	1,965,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	605,000	399,300
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,945,800
0% 2/15/08 (e)	B1	160,000	108,800
Orange PLC yankee 9% 6/1/09	Baa1	365,000	390,550
PanAmSat Corp. 6% 1/15/03	Baa3	40,000	38,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	455,000	398,125
10.625% 7/15/10	B3	135,000	155,925
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,061,000	904,503
10.375% 11/15/09	Baa1	701,000	792,130
			7,338,533
TOTAL TELECOMMUNICATION SERVICES			9,329,180
UTILITIES - 1.2%
Electric Utilities - 1.0%
AES Corp.:
7.375% 6/15/03	Ba1	170,000	161,500
8.75% 6/15/08	Ba1	50,000	44,000
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	915,000	805,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	125,956
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	150,400
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Edison Mission Energy:
9.875% 4/15/11	Baa3	$ 250,000	$ 252,500
10% 8/15/08	Baa3	270,000	272,700
FirstEnergy Corp. 6.45% 11/15/11	Baa2	40,000	38,826
Illinois Power Co. 7.5% 6/15/09	Baa2	60,000	57,238
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	154,669
7.875% 12/15/26 (f)	A3	80,000	73,884
Mission Energy Co. 8.125% 6/15/02 (f)	Baa3	380,000	376,200
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	242,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	105,000	100,800
7.05% 3/1/24	B3	55,000	51,975
7.875% 3/1/02	B3	125,000	122,500
PSI Energy, Inc. 6.65% 6/15/06	A3	65,000	64,676
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,826
			4,256,100
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	25,000	25,355
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,153
Sempra Energy 7.95% 3/1/10	A2	40,000	40,977
			118,485
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	525,000	546,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	10,000	9,840
7.5% 1/15/31	Baa2	70,000	67,784
			623,624
TOTAL UTILITIES			4,998,209
TOTAL NONCONVERTIBLE BONDS			69,905,187
TOTAL CORPORATE BONDS (Cost $75,149,848)			73,883,063
U.S. Government and Government Agency Obligations - 1.2%

U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	86,554
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 2/15/06	Aaa	$ 85,000	$ 87,576
5.5% 5/2/06	Aa2	125,000	127,421
6.25% 2/1/11	Aa2	65,000	66,026
7.25% 5/15/30	Aaa	105,000	117,479
Freddie Mac:
5.875% 3/21/11	Aa2	205,000	202,597
6% 6/15/11	Aaa	150,000	152,295
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			839,948
U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02	-	350,000	349,984
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	150,000	161,930
8.125% 8/15/19	Aaa	80,000	101,013
8.875% 8/15/17	Aaa	50,000	66,422
8.875% 2/15/19	Aaa	259,000	347,464
U.S. Treasury Notes:
2.75% 10/31/03	Aaa	1,275,000	1,272,208
3.5% 11/15/06	Aaa	180,000	173,475
5% 2/15/11	Aaa	290,000	288,913
5% 8/15/11	Aaa	305,000	304,045
6.125% 8/15/07	Aaa	30,000	32,250
6.5% 10/15/06	Aaa	470,000	511,125
7% 7/15/06	Aaa	520,000	574,922
7.25% 8/15/04	Aaa	20,000	21,831
TOTAL U.S. TREASURY OBLIGATIONS			4,205,582
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,029,933)			5,045,530
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.6%
6% 4/1/13 to 1/1/29	Aaa	869,598	876,344
6.5% 2/1/26 to 10/1/31	Aaa	3,766,570	3,771,030
7.5% 5/1/24 to 12/1/30	Aaa	1,902,028	1,964,459
TOTAL FANNIE MAE			6,611,833
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	87,189	90,430

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	$ 463,225	$ 465,541
7% 7/15/28 to 7/15/31	Aaa	1,074,558	1,097,576
7.5% 1/15/26 to 8/15/28	Aaa	469,975	486,965
8.5% 11/15/30	Aaa	64,250	68,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,118,207
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,711,414)			8,820,470
Asset-Backed Securities - 0.2%

Airplanes pass thru trust 10.875% 3/15/19	B2	83,955	10,914
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	150,984
CIT Marine Trust 5.8% 4/15/10	Aaa	86,401	88,183
CPS Auto Receivables Trust 6% 8/15/03	Aaa	20,483	20,489
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	185,484
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	133,470
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	36,073
7.03% 11/15/03	Aaa	24,000	24,338
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (f)(g)	Baa2	5,495	5,483
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,953
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	26,906	27,478
TOTAL ASSET-BACKED SECURITIES (Cost $796,301)			735,849
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (f)(g)	Ba3	102,001	48,762
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 99,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	98,875
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	120,521	126,772
TOTAL U.S. GOVERNMENT AGENCY			325,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $359,461)			373,909
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	194,022	204,358
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (g)(h)	Aaa	1,465,909	92,650
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	105,492
Class B, 7.48% 2/1/08	A	80,000	83,934
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	70,000	67,361
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	133,613
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (f)(g)	-	320,000	248,800
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (f)(h)	Aaa	997,259	35,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (f)(g)	-	$ 250,000	$ 25,000
Series 1997-B Class E, 0% 9/15/19 (f)(g)	-	40,245	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (f)	BBB-	68,664	64,887
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	250,000	242,109
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (f)(g)	Baa3	180,000	169,425
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (f)(g)(h)	Aaa	1,330,000	53,824
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	376,563
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	98,992	100,307
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (f)(g)	-	125,000	120,361
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	82,322
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	138,250
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,866,545)			2,440,837
Foreign Government and Government Agency Obligations (i) - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chilean Republic 7.125% 1/11/12	Baa1	$ 40,000	$ 40,940
Quebec Province 7.5% 9/15/29	A1	90,000	98,604
United Mexican States 9.875% 2/1/10	Baa3	80,000	89,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $222,540)			228,744
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $6,049,411)	6,049,411	6,049,411
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $389,377,506)		410,362,750
NET OTHER ASSETS - 0.9%		3,665,511
NET ASSETS - 100%		$ 414,028,261
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,586,557 or 2.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.3%	AAA, AA, A	4.3%
Baa	2.9%	BBB	2.8%
Ba	4.4%	BB	3.8%
B	9.0%	B	9.5%
Caa	1.0%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $463,750,862 and $483,721,132, respectively, of which long-term U.S. government and government agency obligations aggregated $26,874,123 and $35,888,561, respectively.

The market value of futures contracts opened and closed during the period amounted to $56,342,616 and $71,288,257, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,226 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $915,000 or 0.2% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,550,000. The weighted average interest rate was 2.2%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $393,366,800. Net unrealized appreciation aggregated $16,995,950, of which $37,407,570 related to appreciated investment securities and $20,411,620 related to depreciated investment securities.

The fund hereby designates approximately $16,008,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $54,724,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $389,377,506) - See accompanying schedule		$ 410,362,750
Cash		91,267
Receivable for investments sold		8,866,074
Receivable for fund shares sold		49,841
Dividends receivable		233,158
Interest receivable		1,529,385
Total assets		421,132,475
Liabilities
Payable for investments purchased	$ 6,367,167
Payable for fund shares redeemed	486,262
Accrued management fee	198,147
Distribution fees payable	1,858
Other payables and accrued expenses	50,780
Total liabilities		7,104,214
Net Assets		$ 414,028,261
Net Assets consist of:
Paid in capital		$ 440,338,834
Undistributed net investment income		12,720,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,016,956)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,985,441
Net Assets		$ 414,028,261
Initial Class: Net Asset Value, offering price and redemption price per share ($399,273,107 ÷ 31,801,411 shares)		$12.56
Service Class: Net Asset Value, offering price and redemption price per share ($9,542,346 ÷ 764,950 shares)		$12.47
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,212,808 ÷ 419,509 shares)		$12.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 3,856,533
Interest		10,319,128
Security lending		15,550
Total income		14,191,211
Expenses
Management fee	$ 2,515,093
Transfer agent fees	293,058
Distribution fees	22,063
Accounting and security lending fees	166,260
Non-interested trustees' compensation	1,519
Custodian fees and expenses	29,236
Audit	28,436
Legal	2,756
Interest	2,063
Miscellaneous	125,122
Total expenses before reductions	3,185,606
Expense reductions	(44,094)	3,141,512
Net investment income		11,049,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,459,132)
Foreign currency transactions	219
Futures contracts	(4,580,262)	(61,039,175)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,246,218
Assets and liabilities in foreign currencies	(46)
Futures contracts	836,103	12,082,275
Net gain (loss)		(48,956,900)
Net increase (decrease) in net assets resulting from operations		$ (37,907,201)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 11,049,699	$ 14,340,647
Net realized gain (loss)	(61,039,175)	16,729,357
Change in net unrealized appreciation (depreciation)	12,082,275	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(37,907,201)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	(16,320,571)	37,231,520
Total increase (decrease) in net assets	(83,676,685)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $12,720,942 and $15,347,357, respectively)	$ 414,028,261	$ 497,704,946

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,648,332	$ 33,703,712	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,157	3,619,549	58,129,957
Redeemed	(6,380,641)	(80,043,164)	(5,674,304)	(91,790,709)
Net increase (decrease)	(1,660,568)	$ (17,832,295)	1,868,348	$ 29,399,721
Service Class Sold	86,383	$ 1,109,889	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(244,489)	(3,021,914)	(108,353)	(1,714,212)
Net increase (decrease)	(104,573)	$ (1,179,699)	277,240	$ 4,458,198
Service Class 2 A Sold	262,678	$ 3,373,478	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(74,696)	(891,486)	(14,590)	(228,060)
Net increase (decrease)	203,325	$ 2,691,423	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,493		$ 46,628,308
Service Class		409,753		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Income from Investment Operations
Net investment income E	.32	.42	.40	.41	.36
Net realized and unrealized gain (loss)	(1.31)	(2.52)	2.04	2.19	2.92
Total from investment operations	(.99)	(2.10)	2.44	2.60	3.28
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)
Net asset value, end of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Total Return C, D	(7.39)%	(12.47)%	15.26%	17.57%	25.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.73%	.69%	.71%	.73%	.77%
Expenses net of voluntary waivers, if any	.73%	.69%	.71%	.73%	.77%
Expenses net of all reductions	.72%	.68%	.70%	.72%	.76%
Net investment income	2.55%	2.61%	2.38%	2.60%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,273	$ 482,165	$ 580,555	$ 528,874	$ 483,231
Portfolio turnover rate	111%	147%	92%	98%	90%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income E	.31	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(1.32)	(2.50)	2.03	2.14	.34
Total from investment operations	(1.01)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C, D	(7.57)%	(12.54)%	15.13%	17.18%	2.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.80%	.82%	.89%	.88% A
Expenses net of voluntary waivers, if any	.83%	.80%	.82%	.89%	.87% A
Expenses net of all reductions	.82%	.79%	.81%	.88%	.87% A
Net investment income	2.44%	2.50%	2.27%	2.65%	2.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,542	$ 12,449	$ 10,825	$ 3,165	$ 10
Portfolio turnover rate	111%	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income E	.28	.34
Net realized and unrealized gain (loss)	(1.30)	(1.96)
Total from investment operations	(1.02)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.43	$ 14.30
Total Return B, C, D	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.00%	.97% A
Expenses net of all reductions	.99%	.95% A
Net investment income	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,213	$ 3,091
Portfolio turnover rate	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class	-1.72%	7.07%	8.44%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,628 - a 76.28% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended December 31, 2001, the fund beat the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which declined 3.71% and 2.87%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. We benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I reduced the position and added more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten down in the March-April time frame, and again in September.

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I eliminated Nortel and Oracle from the portfolio during the period. Having ample exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. Good examples are Microsoft and Philip Morris, which benefited from a new product cycle and waning tobacco litigation concerns, respectively. On the down side, I was disappointed with the results of our financial holdings. Underweighting banks hurt us during a period of falling interest rates, as did prematurely overweighting brokers such as Charles Schwab and diversified financials, such as American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the yield curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that equity valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Note to shareholders: Effective February 6, 2002, Louis Salemy became Lead Portfolio Manager of Balanced Portfolio.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2001, more than $306 million

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 54.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	29,300	$ 400,238
TRW, Inc.	9,100	337,064
		737,302
Automobiles - 0.1%
Ford Motor Co.	24,600	386,712
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	12,800	473,728
McDonald's Corp.	12,700	336,169
		809,897
Household Durables - 1.0%
Black & Decker Corp.	14,300	539,539
Maytag Corp.	14,900	462,347
Mohawk Industries, Inc. (a)	21,900	1,201,872
Whirlpool Corp.	10,400	762,632
		2,966,390
Media - 2.9%
AOL Time Warner, Inc. (a)	49,512	1,589,335
Clear Channel Communications, Inc. (a)	17,200	875,652
Liberty Media Corp. Class A (a)	45,700	639,800
McGraw-Hill Companies, Inc.	24,900	1,518,402
NTL, Inc. warrants 10/14/08 (a)	199	2
Omnicom Group, Inc.	16,500	1,474,275
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Viacom, Inc. Class B (non-vtg.) (a)	48,611	2,146,158
Walt Disney Co.	28,100	582,232
		8,825,856
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	21,400	949,732
Dillard's, Inc. Class A	31,200	499,200
Federated Department Stores, Inc. (a)	13,400	548,060
JCPenney Co., Inc.	22,900	616,010
Target Corp.	19,100	784,055
Wal-Mart Stores, Inc.	77,200	4,442,860
		7,839,917
Specialty Retail - 1.7%
Best Buy Co., Inc. (a)	6,300	469,224
Gap, Inc.	27,200	379,168
Home Depot, Inc.	38,750	1,976,638
Lowe's Companies, Inc.	31,200	1,447,992
Mothers Work, Inc. (a)(m)	3	28
Staples, Inc. (a)	52,400	979,880
		5,252,930
TOTAL CONSUMER DISCRETIONARY		26,819,004

	Shares	Value (Note 1)
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	12,500	$ 565,125
PepsiCo, Inc.	30,700	1,494,783
The Coca-Cola Co.	32,000	1,508,800
		3,568,708
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	30,392	153,784
Food Products - 0.3%
Kraft Foods, Inc. Class A	14,300	486,629
Sara Lee Corp.	16,100	357,903
		844,532
Household Products - 0.8%
Colgate-Palmolive Co.	5,900	340,725
Kimberly-Clark Corp.	12,100	723,580
Procter & Gamble Co.	17,800	1,408,514
		2,472,819
Personal Products - 1.1%
Gillette Co.	100,100	3,343,340
Tobacco - 1.2%
Philip Morris Companies, Inc.	79,100	3,626,735
TOTAL CONSUMER STAPLES		14,009,918
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	15,300	557,991
BJ Services Co. (a)	19,000	616,550
Diamond Offshore Drilling, Inc.	10,200	310,080
Nabors Industries, Inc. (a)	18,600	638,538
Schlumberger Ltd. (NY Shares)	9,300	511,035
		2,634,194
Oil & Gas - 2.0%
ChevronTexaco Corp.	14,700	1,317,267
Conoco, Inc.	24,700	699,010
Exxon Mobil Corp.	91,532	3,597,208
Royal Dutch Petroleum Co. (NY Shares)	11,000	539,220
		6,152,705
TOTAL ENERGY		8,786,899
FINANCIALS - 8.3%
Banks - 1.8%
Bank of America Corp.	35,600	2,241,020
FleetBoston Financial Corp.	19,700	719,050
Pacific Century Financial Corp.	46,200	1,196,118
U.S. Bancorp, Delaware	15,300	320,229
Wells Fargo & Co.	25,000	1,086,250
		5,562,667
Diversified Financials - 5.3%
American Express Co.	37,000	1,320,530
Bear Stearns Companies, Inc.	11,900	697,816
Charles Schwab Corp.	86,550	1,338,929
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Citigroup, Inc.	91,600	$ 4,623,968
Fannie Mae	20,500	1,629,750
Freddie Mac	14,100	922,140
Goldman Sachs Group, Inc.	7,400	686,350
Household International, Inc.	8,800	509,872
J.P. Morgan Chase & Co.	9,600	348,960
Merrill Lynch & Co., Inc.	42,300	2,204,676
Morgan Stanley Dean Witter & Co.	34,200	1,913,148
		16,196,139
Insurance - 1.2%
American International Group, Inc.	48,150	3,823,110
TOTAL FINANCIALS		25,581,916
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	20,900	1,179,596
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.	47,000	211,500
Becton, Dickinson & Co.	27,000	895,050
Biomet, Inc.	16,200	500,580
Guidant Corp. (a)	21,900	1,090,620
Medtronic, Inc.	20,900	1,070,289
St. Jude Medical, Inc. (a)	13,000	1,009,450
Viasys Healthcare, Inc. (a)	1,066	21,544
Zimmer Holdings, Inc. (a)	20,440	624,238
		5,423,271
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	9,000	581,940
McKesson Corp.	25,500	953,700
		1,535,640
Pharmaceuticals - 5.8%
Abbott Laboratories	13,800	769,350
Allergan, Inc.	12,300	923,115
American Home Products Corp.	44,900	2,755,064
Barr Laboratories, Inc. (a)	6,000	476,160
Bristol-Myers Squibb Co.	48,000	2,448,000
Eli Lilly & Co.	12,500	981,750
Johnson & Johnson	38,600	2,281,260
Merck & Co., Inc.	18,000	1,058,400
Pfizer, Inc.	105,300	4,196,205
Pharmacia Corp.	12,000	511,800
Schering-Plough Corp.	38,100	1,364,361
		17,765,465
TOTAL HEALTH CARE		25,903,972
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.1%
Boeing Co.	9,400	364,532

	Shares	Value (Note 1)
Building Products - 0.4%
Masco Corp.	43,700	$ 1,070,650
Electrical Equipment - 0.1%
Emerson Electric Co.	5,700	325,470
Industrial Conglomerates - 3.4%
General Electric Co.	161,400	6,468,912
Minnesota Mining & Manufacturing Co.	11,000	1,300,310
Tyco International Ltd.	42,170	2,483,813
		10,253,035
Machinery - 1.5%
Albany International Corp. Class A	20,700	449,190
Danaher Corp.	18,900	1,139,859
Eaton Corp.	10,000	744,100
Illinois Tool Works, Inc.	18,400	1,246,048
Ingersoll-Rand Co.	14,200	593,702
Milacron, Inc.	30,500	482,205
		4,655,104
Road & Rail - 0.3%
ANC Rental Corp. (a)	462	1
Norfolk Southern Corp.	16,000	293,280
Union Pacific Corp.	12,300	701,100
		994,381
TOTAL INDUSTRIALS		17,663,172
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	57,900	1,048,569
Motorola, Inc.	34,300	515,186
		1,563,755
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	43,000	1,168,740
International Business Machines Corp.	18,900	2,286,144
		3,454,884
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	20,700	590,157
Amphenol Corp. Class A (a)	10,800	518,940
Arrow Electronics, Inc. (a)	18,600	556,140
Avnet, Inc.	25,882	659,215
AVX Corp.	17,500	412,825
Insilco Corp. warrants 8/15/07 (a)	60	1
Millipore Corp.	9,300	564,510
Tektronix, Inc. (a)	14,100	363,498
Thermo Electron Corp.	7,300	174,178
Vishay Intertechnology, Inc. (a)	17,500	341,250
		4,180,714
Semiconductor Equipment & Products - 5.0%
Applied Materials, Inc. (a)	8,800	352,880
ASML Holding NV (NY Shares) (a)	27,800	473,990
Cypress Semiconductor Corp. (a)	23,000	458,390
Fairchild Semiconductor International, Inc. Class A (a)	46,200	1,302,840
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Helix Technology, Inc.	16,900	$ 381,095
Integrated Circuit Systems, Inc. (a)	26,000	587,340
Intel Corp.	91,100	2,865,095
Intersil Corp. Class A (a)	34,400	1,109,400
LAM Research Corp. (a)	26,200	608,364
LTX Corp. (a)	19,000	397,860
Micron Technology, Inc. (a)	48,200	1,494,200
National Semiconductor Corp. (a)	18,800	578,852
NVIDIA Corp. (a)	29,100	1,946,790
Photronics, Inc. (a)	15,300	479,655
Teradyne, Inc. (a)	70,800	2,133,912
		15,170,663
Software - 2.7%
Computer Associates International, Inc.	21,500	741,535
Microsoft Corp. (a)	115,400	7,645,250
		8,386,785
TOTAL INFORMATION TECHNOLOGY		32,756,801
MATERIALS - 2.5%
Chemicals - 1.3%
Dow Chemical Co.	27,900	942,462
E.I. du Pont de Nemours & Co.	23,504	999,155
Ecolab, Inc.	10,200	410,550
Praxair, Inc.	28,200	1,558,050
		3,910,217
Metals & Mining - 0.9%
Alcan, Inc.	22,600	811,504
Alcoa, Inc.	54,800	1,948,140
		2,759,644
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	229,163
International Paper Co.	19,400	782,790
		1,011,953
TOTAL MATERIALS		7,681,814
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	57,804	1,048,565
BellSouth Corp.	64,600	2,464,490
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	102
warrants 1/15/07 (CV ratio .6) (a)	50	18
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
Ono Finance PLC rights 5/31/09 (a)(g)	210	420

	Shares	Value (Note 1)
Qwest Communications International, Inc.	21,700	$ 306,621
SBC Communications, Inc.	59,770	2,341,191
Verizon Communications, Inc.	33,200	1,575,672
		7,737,079
TOTAL COMMON STOCKS (Cost $142,976,938)		166,940,575
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	100	110,575
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	5,466	583,496
PRIMEDIA, Inc. Series F, $9.20	4,135	198,480
		781,976
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,588
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	198,000
TOTAL FINANCIALS		245,588
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	259,295
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,286,859
TOTAL PREFERRED STOCKS (Cost $1,479,751)		1,397,434
Corporate Bonds - 15.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	$ 170,000	190,205
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	330,000	175,725
			365,930
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	$ 50,000	$ 58,250
TOTAL INFORMATION TECHNOLOGY			424,180
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	120,760
TOTAL CONVERTIBLE BONDS			544,940
Nonconvertible Bonds - 14.9%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	34,800
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	184,000
			218,800
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	178,500
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	104,000
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	97,850
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	92,000
International Game Technology:
7.875% 5/15/04	Ba1	30,000	30,975
8.375% 5/15/09	Ba1	205,000	215,250
ITT Corp. 6.75% 11/15/05	Ba1	60,000	57,600
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	82,800
MGM Mirage, Inc. 8.375% 2/1/11	Ba1	180,000	176,850
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	210,000	203,700
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	40,000	32,400
Six Flags, Inc. 9.5% 2/1/09	B3	170,000	172,550
Station Casinos, Inc. 8.375% 2/15/08	Ba3	100,000	102,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	$ 150,000	$ 157,125
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	100,000	101,500
			2,039,700
Household Durables - 0.1%
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	150,000	150,000
KB Home 8.625% 12/15/08	Ba3	60,000	60,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	164,800
			374,800
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	190,000	182,400
Adelphia Communications Corp.:
10.25% 11/1/06	B2	30,000	30,300
10.25% 6/15/11	B2	280,000	277,200
10.875% 10/1/10	B2	230,000	234,025
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	671,327
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	485,000	341,925
8.25% 4/1/07	B2	180,000	172,800
10.75% 10/1/09	B2	70,000	73,500
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	126,262
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	460,000	105,800
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	161,000	140,070
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	519,890
News America, Inc. 7.28% 6/30/28	Baa3	200,000	186,234
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	220,000	226,600
NTL, Inc. 0% 4/1/08 (e)	B3	260,000	70,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	168,300
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	116,000
Quebecor Media, Inc. 11.125% 7/15/11	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc. 8.875% 7/1/11	B3	$ 220,000	$ 228,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	70,000	65,800
Telewest PLC yankee 11% 10/1/07	B2	435,000	308,850
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	169,677
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	1,017,699
UIH Australia/Pacific, Inc.:
14% 5/15/06 (d)	Ca	380,000	19,000
14% 5/15/06 (d)	Ca	30,000	1,500
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	76,700
			5,658,059
Multiline Retail - 0.2%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	17,800
6.5% 6/15/02	Ba2	100,000	99,250
6.9% 8/15/26	Ba2	50,000	49,000
7.375% 6/15/04	Ba2	20,000	19,400
7.375% 8/15/08	Ba2	35,000	33,775
7.4% 4/1/37	Ba2	20,000	19,500
7.6% 4/1/07	Ba2	10,000	9,800
7.95% 4/1/17	Ba2	15,000	13,275
Kmart Corp. 12.5% 3/1/05	Ba2	280,000	260,400
			522,200
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (g)	Ba2	110,000	112,200
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	100,000	105,500
TOTAL CONSUMER DISCRETIONARY			9,170,759
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	220,000	224,400
Cott Corp. yankee 9.375% 7/1/05	-	180,000	181,800
			406,200
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	300,000	316,848
Kroger Co. 8.05% 2/1/10	Baa3	225,000	246,020

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Rite Aid Corp.:
11.25% 7/1/08	Caa2	$ 40,000	$ 38,000
12.5% 9/15/06	B-	215,000	220,913
			821,781
Food Products - 0.1%
Dean Foods Co.:
6.625% 5/15/09	Baa2	40,000	36,000
6.75% 6/15/05	Baa2	50,000	49,750
8.15% 8/1/07	Baa2	130,000	127,400
			213,150
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,471
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	524,740
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	206,028
			730,768
TOTAL CONSUMER STAPLES			2,216,370
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	150,000	147,314
Chesapeake Energy Corp. 8.125% 4/1/11	B1	360,000	347,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	193,200
10% 11/1/08 (g)	Ba3	180,000	189,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	194,757
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	150,000	152,250
			1,223,921
FINANCIALS - 5.0%
Banks - 1.0%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	494,650
BankBoston Corp. 6.625% 2/1/04	A2	200,000	210,220
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	145,000	161,540
Capital One Bank 6.375% 2/15/03	Baa2	250,000	253,930
First Union Corp. 7.55% 8/18/05	A1	715,000	775,089
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	295,980
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	176,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 80,000	$ 84,426
7.375% 9/17/04	Baa2	160,000	170,333
MBNA Corp. 6.34% 6/2/03	Baa2	100,000	101,171
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	157,248
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	Aa3	145,000	146,821
8.817% 3/31/49	A1	120,000	130,056
			3,158,162
Diversified Financials - 3.4%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	250,000	249,665
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	149,595
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,850
Amvescap PLC yankee 6.6% 5/15/05	A2	100,000	102,948
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	230,000	242,650
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	258,188
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	300,000	313,767
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	212,688
CanWest Media, Inc. 10.625% 5/15/11	B2	225,000	238,500
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	187,990
Citigroup, Inc. 7.25% 10/1/10	Aa2	400,000	429,052
Conoco Funding Co.:
6.35% 10/15/11	Baa1	170,000	172,191
7.25% 10/15/31	Baa1	125,000	131,710
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	55,000	56,374
5.25% 6/15/04	A3	25,000	25,477
5.5% 8/1/06	A3	170,000	169,573
6.85% 6/15/04	A3	245,000	257,561

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	$ 170,000	$ 172,506
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,266
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	250,000	243,655
Ford Motor Credit Co.:
6.5% 1/25/07	A2	190,000	185,687
6.875% 2/1/06	A2	150,000	149,948
7.375% 10/28/09	A2	650,000	641,732
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	220,000	224,299
6.75% 1/15/06	A2	80,000	81,026
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	200,000	208,478
Household Finance Corp.:
6.5% 1/24/06	A2	75,000	77,107
8% 5/9/05	A2	75,000	80,693
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	200,000	230,990
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	382,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	185,000	189,636
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	156,360
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	145,138
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	207,328
7.875% 11/15/10	Baa2	315,000	325,776
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	212,916
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	190,000	167,200
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	200,000	204,364
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	250,000	254,143
Sprint Capital Corp. 6.875% 11/15/28	Baa1	390,000	356,729
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	150,000	161,250
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	200,077
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	102,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	156,893
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	$ 300,000	$ 333,102
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	213,156
			10,400,434
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	130,000	128,755
The Chubb Corp. 6.8% 11/15/31	Aa3	300,000	293,550
			422,305
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,423
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	523,290
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	207,284
ERP Operating LP 7.1% 6/23/04	A3	200,000	209,834
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	152,675
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	56,760
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	60,000	60,600
			1,327,231
TOTAL FINANCIALS			15,308,132
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (g)	B2	160,000	172,800
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	230,000	238,050
DaVita, Inc. 9.25% 4/15/11	B2	205,000	217,300
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	183,150
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	17,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
6.5% 3/15/08	B1	$ 140,000	$ 121,800
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,360
			830,860
TOTAL HEALTH CARE			1,003,660
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	543,085
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	70,000	60,401
7.73% 9/15/12	Ba2	22,860	16,954
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	70,000	68,711
7.92% 5/18/12	Baa1	50,000	46,999
			193,065
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	360,000	360,000
Commercial Services & Supplies - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,600
Iron Mountain, Inc. 8.75% 9/30/09	B2	130,000	133,900
			171,500
Machinery - 0.1%
Case Corp. 7.25% 1/15/16	Ba2	100,000	71,500
Terex Corp. 9.25% 7/15/11 (g)	B2	50,000	50,000
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	250,000	238,998
			360,498
Marine - 0.0%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	100,000	102,500
8.875% 7/15/11	Ba2	50,000	51,250
			153,750
Road & Rail - 0.2%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	500,800
TOTAL INDUSTRIALS			2,282,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11 (g)	A3	$ 225,000	$ 227,448
SpectraSite Holdings, Inc. 12.5% 11/15/10	B3	170,000	86,700
			314,148
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	120,000	118,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	100,000	105,500
			223,700
Office Electronics - 0.1%
Xerox Corp. 7.2% 4/1/16	A2	280,000	224,000
TOTAL INFORMATION TECHNOLOGY			761,848
MATERIALS - 0.5%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	30,000	31,350
IMC Global, Inc. 10.875% 6/1/08	Ba1	110,000	117,150
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	325,000
Sterling Chemicals, Inc. 12.375% 7/15/06 (d)	-	100,000	84,000
			557,500
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	170,000	180,200
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	10,000	9,400
7.35% 5/15/08	B3	190,000	170,050
Sealed Air Corp.:
6.95% 5/15/09 (g)	Baa3	200,000	190,000
8.75% 7/1/08 (g)	Baa3	50,000	49,500
			599,150
Metals & Mining - 0.1%
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	30,000	31,050
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	116,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	185,000	178,525
			326,478
TOTAL MATERIALS			1,483,128

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
American Cellular Corp. 9.5% 10/15/09	B2	$ 190,000	$ 185,250
AT&T Corp.:
6.5% 3/15/29	A3	575,000	502,280
8% 11/15/31 (g)	A3	100,000	103,226
British Telecommunications PLC:
8.375% 12/15/10	Baa1	100,000	110,486
8.875% 12/15/30	Baa1	250,000	286,885
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	700,000	764,358
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	175,207
9% 8/15/31 (g)	Baa2	105,000	114,579
Hyperion Telecommunications, Inc. 12% 11/1/07	C	190,000	1,900
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	B1	150,000	156,750
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	457,000	461,447
NTL Communications Corp. 11.5% 10/1/08	B3	60,000	18,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	193,450
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	522,031
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	222,600
Telefonica Europe BV 8.25% 9/15/30	A2	465,000	507,259
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	450,000	471,375
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	114,524
TELUS Corp. yankee 7.5% 6/1/07	Baa2	670,000	697,396
Triton PCS, Inc. 9.375% 2/1/11	B3	300,000	309,750
			5,919,353
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	150,000	113,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	890,000	925,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	211,000	139,260
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	$ 600,000	$ 423,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	171,200
			1,772,310
TOTAL TELECOMMUNICATION SERVICES			7,691,663
UTILITIES - 1.6%
Electric Utilities - 1.1%
AES Corp.:
8% 12/31/08	Ba1	405,000	336,150
9.375% 9/15/10	Ba1	185,000	161,875
9.5% 6/1/09	Ba1	20,000	17,600
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	290,667
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	161,522
FirstEnergy Corp. 6.45% 11/15/11	Baa2	150,000	145,596
Hydro-Quebec 6.3% 5/11/11	A1	700,000	711,970
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	143,094
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	495,852
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,767
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	153,600
6.25% 3/1/04	B3	60,000	57,600
6.75% 10/1/23	B3	170,000	163,200
Southern California Edison Co. 8.95% 11/3/03 (d)	Caa2	200,000	202,000
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	39,303
			3,379,596
Gas Utilities - 0.4%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	70,994
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	197,219
7.625% 11/15/10	A3	135,000	146,602

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 500,000	$ 521,530
Sempra Energy 7.95% 3/1/10	A2	95,000	97,321
			1,033,666
Multi-Utilities - 0.1%
Enron Corp. 7.375% 5/15/19 (d)	Ca	110,000	20,900
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	110,000	114,400
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	170,000	167,280
7.5% 1/15/31	Baa2	70,000	67,784
			370,364
TOTAL UTILITIES			4,783,626
TOTAL NONCONVERTIBLE BONDS			45,925,805
TOTAL CORPORATE BONDS (Cost $46,850,167)			46,470,745
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	539,688
5.5% 5/2/06	Aa2	350,000	356,780
6.25% 2/1/11	Aa2	165,000	167,604
7.125% 6/15/10	Aaa	320,000	350,899
7.25% 5/15/30	Aaa	1,383,000	1,547,367
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	712,796
6.75% 3/15/31	Aaa	400,000	424,188
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	2,483	2,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,101,866
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	1,000,000	999,955
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	530,000	560,973
11.25% 2/15/15	Aaa	845,000	1,296,416
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	280,000	269,850
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.625% 8/31/03	Aaa	$ 500,000	$ 506,955
4.75% 11/15/08	Aaa	80,000	79,650
5% 8/15/11	Aaa	1,410,000	1,405,587
5.75% 11/30/02	Aaa	5,680,000	5,870,791
5.75% 11/15/05	Aaa	5,800,000	6,125,322
6.5% 10/15/06	Aaa	220,000	239,250
TOTAL U.S. TREASURY OBLIGATIONS			17,354,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,296,930)			21,456,615
U.S. Government Agency - Mortgage Securities - 9.9%

Fannie Mae - 6.6%
5.5% 2/1/11 to 11/1/16	Aaa	406,587	401,271
6% 4/1/09 to 1/1/29	Aaa	1,451,995	1,441,196
6% 1/1/31 (h)	Aaa	4,993,986	4,886,303
6.5% 11/1/25 to 11/1/31	Aaa	9,462,821	9,480,447
7% 12/1/24 to 2/1/28	Aaa	926,385	946,962
7.5% 5/1/15 to 8/1/28	Aaa	2,428,274	2,519,208
8% 1/1/26	Aaa	555,077	585,956
TOTAL FANNIE MAE			20,261,343
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	235,256	244,003
Government National Mortgage Association - 3.2%
6.5% 10/15/27 to 8/15/28	Aaa	4,094,176	4,110,378
7% 1/15/28 to 7/15/31	Aaa	1,303,397	1,331,414
7% 1/1/31 (h)	Aaa	900,000	918,281
7% 1/1/32 (h)	Aaa	2,613,209	2,666,290
7.5% 6/15/27 to 3/15/28	Aaa	769,414	797,711
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			9,824,074
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,996,940)			30,329,420
Asset-Backed Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust:
2.43% 12/15/08 (j)	A1	$ 200,000	$ 198,906
6.1% 12/15/06	A1	200,000	208,853
Capital One Master Trust:
2.45% 4/16/07 (j)	A2	200,000	199,694
5.45% 3/16/09	Aaa	400,000	404,563
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,033
5.07% 2/15/08	Aaa	430,000	434,166
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	615,839
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	102,488
5.71% 9/15/05	A2	90,000	92,760
7.03% 11/15/03	Aaa	145,000	147,039
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	275,611
5.09% 10/18/06	Aaa	145,000	147,764
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	205,570
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	200,000	198,781
6.75% 9/16/09	Aaa	365,000	387,698
7.5% 11/15/07	A2	200,000	211,813
TOTAL ASSET-BACKED SECURITIES (Cost $3,805,071)			3,897,578
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	417,882	416,576
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	536,627
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	223,060
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	538,133
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 500,000	$ 520,313
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(j)	Baa3	500,000	470,625
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(j)(k)	Aaa	4,900,000	198,297
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	511,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,334,768)			3,415,037
Foreign Government and Government Agency Obligations (l) - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	163,760
Malaysian Government yankee 8.75% 6/1/09	Baa2	50,000	56,124
Ontario Province 6% 2/21/06	Aa3	200,000	208,976
Quebec Province:
yankee 7.125% 2/9/24	A1	30,000	31,812
7.5% 9/15/29	A1	530,000	580,668
United Mexican States:
8.5% 2/1/06	Baa3	175,000	187,425
9.875% 2/1/10	Baa3	200,000	223,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,432,482)			1,451,765
Floating Rate Loans - 0.1%

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (j)	Ba3	157,094	155,523
Tranche C term loan 4.9194% 7/21/07 (j)	Ba3	188,513	186,628
TOTAL FLOATING RATE LOANS (Cost $330,059)			342,151
Money Market Funds - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	39,506,837	$ 39,506,837
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	95,495	95,495
TOTAL MONEY MARKET FUNDS (Cost $39,602,332)		39,602,332
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $291,105,438)	315,303,652
NET OTHER ASSETS - (2.8)%	(8,443,388)
NET ASSETS - 100%	$ 306,860,264
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
41 S&P 500 Index Contracts	March 2002	$ 11,779,300	$ 316,479
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,756,484 or 2.2% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,955.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(l) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.2%	AAA, AA, A	21.4%
Baa	4.8%	BBB	5.2%
Ba	2.3%	BB	2.4%
B	2.7%	B	2.7%
Caa	0.3%	CCC	0.4%
Ca, C	0.1%	CC, C	0.1%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment securities.

Purchases and sales of securities, other than short-term securities, aggregated $352,572,860 and $336,440,393, respectively, of which long-term U.S. government and government agency obligations aggregated $176,940,330 and $188,453,572, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,533,184 and $48,154,406, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,903 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28 or 0% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $342,151 or 0.1% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $292,566,567. Net unrealized appreciation aggregated $22,737,085, of which $32,292,873 related to appreciated investment securities and $9,555,788 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

Balanced Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $95,495) (cost $291,105,438) - See accompanying schedule		$ 315,303,652
Cash		158,195
Receivable for investments sold		469,698
Receivable for fund shares sold		268,646
Dividends receivable		176,859
Interest receivable		1,337,360
Other receivables		174
Total assets		317,714,584
Liabilities
Payable for investments purchased Regular delivery	$ 1,921,344
Delayed delivery	8,443,621
Payable for fund shares redeemed	110,657
Accrued management fee	109,156
Distribution fees payable	5,535
Payable for daily variation on futures contracts	103,525
Other payables and accrued expenses	64,987
Collateral on securities loaned, at value	95,495
Total liabilities		10,854,320
Net Assets		$ 306,860,264
Net Assets consist of:
Paid in capital		$ 288,118,908
Undistributed net investment income		8,952,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,725,666)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,514,169
Net Assets		$ 306,860,264
Initial Class: Net Asset Value, offering price and redemption price per share ($264,608,053 ÷ 19,290,852 shares)		$13.72
Service Class: Net Asset Value, offering price and redemption price per share ($25,454,620 ÷ 1,862,877 shares)		$13.66
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,797,591 ÷ 1,234,178 shares)		$13.61

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 2,046,364
Interest		8,556,652
Security lending		2,474
Total income		10,605,490
Expenses
Management fee	$ 1,239,932
Transfer agent fees	197,296
Distribution fees	52,794
Accounting and security lending fees	113,867
Non-interested trustees' compensation	986
Custodian fees and expenses	25,031
Audit	30,498
Legal	2,243
Miscellaneous	30,282
Total expenses before reductions	1,692,929
Expense reductions	(39,926)	1,653,003
Net investment income		8,952,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,355,839)
Foreign currency transactions	(81)
Futures contracts	(1,915,957)	(11,271,877)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,338,941)
Assets and liabilities in foreign currencies	(134)
Futures contracts	316,479	(2,022,596)
Net gain (loss)		(13,294,473)
Net increase (decrease) in net assets resulting from operations		$ (4,341,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,952,487	$ 9,644,723
Net realized gain (loss)	(11,271,877)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(2,022,596)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(4,341,986)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	38,243,415	(37,111,951)
Total increase (decrease) in net assets	23,698,572	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $8,952,853 and $9,715,285, respectively)	$ 306,860,264	$ 283,161,692
Other Information:	Year ended December 31, 2001		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	4,491,272	$ 61,013,674	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(3,194,837)	(43,357,523)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,933,408	$ 26,707,539	(2,977,247)	$ (45,320,343)
Service Class Sold	478,642	$ 6,436,065	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(597,940)	(8,040,756)	(236,923)	(3,533,009)
Net increase (decrease)	(52,520)	$ (658,450)	218,540	$ 3,254,680
Service Class 2 A Sold	997,411	$ 13,467,721	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(111,657)	(1,478,623)	(1,490)	(22,328)
Net increase (decrease)	900,278	$ 12,194,326	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income E	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(.21)	(.67)	.69	2.44	2.66
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return C, D	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets G
Expenses before expense reductions	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.55%	.56%	.55%	.58%	.60%
Net investment income	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	126%	126%	108%	94%	98%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income E	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(.23)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.68%	.67%	.70%	.71% A
Expenses net of voluntary waivers, if any	.67%	.68%	.67%	.70%	.71% A
Expenses net of all reductions	.65%	.66%	.66%	.69%	.71% A
Net investment income	3.01%	3.08%	2.77%	2.79%	3.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	126%	126%	108%	94%	98%
Selected Per-Share Data

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income E	.38	.40
Net realized and unrealized gain (loss)	(.63)	(.75)
Total from investment operations	(.25)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.61	$ 14.37
Total Return B, C, D	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.85% A
Expenses net of all reductions	.81%	.83% A
Net investment income	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,798	$ 4,797
Portfolio turnover rate	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class	-8.85%	9.99%	9.76%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $15,940 - a 59.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy,
Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months ending December 31, 2001, the fund beat the -11.89% return of the Standard & Poor's 500 Index while trailing the -7.19% mark of the Lipper variable annuity growth & income funds average.

Q. Why did the fund outperform the index but lag the Lipper average during the period?

A. Underweighting technology and health care helped the fund outperform the S&P 500. Although underweighting technology hurt the fund's comparative performance during the relatively strong second and fourth quarters, it was a positive influence for the period overall because of the extremely weak first and third quarters, the latter of which included the downdraft resulting from the September 11 terrorist attacks. In the health care sector, drug stocks languished for most of 2001 because of a lull in new product development and branded drugs' rapid loss of market share to generics. Underweighting pharmaceutical stocks, therefore, proved to be timely. Finally, carrying roughly 10% of the fund's assets in cash in a weak market environment was beneficial to relative performance. The fund trailed the peer group average mainly because value outperformed growth during the period, and my peers tended to carry a heavier weighting in value stocks than I did.

Q. Why did you remain defensively positioned during the strong fourth-quarter rally?

A. I think a lot of investors bought stocks in the fourth quarter mainly because of one factor - the Federal Reserve Board. The Fed, which cut short-term interest rates a record 11 times in 2001, was particularly aggressive following the September 11 tragedy. Historically, repeated cuts in interest rates have usually resulted in a stronger economy and higher stock prices. However, falling interest rates tend to have the most direct impact on consumer spending, which remained fairly strong during the period. The current recession, on the other hand, was triggered by a drop in corporate capital spending caused by a prior overbuilding spree in telecommunications and other industries. I believed that no matter how low rates went, it would take more time to work those excesses out of the system.

Q. What stocks did well for the fund?

A. Microsoft contributed the most positively to performance. The stock had sold off sharply toward the end of 2000 and rebounded during the period, as investors looked for stocks with reliable earnings in a weakening economy. In addition, the outlook for Microsoft brightened when a federal appeals court overturned a lower court's ruling that the company must be split in two as a remedy for its anticompetitive practices. Finally, the stock was helped by new product cycles for Microsoft's Windows operating system and Office software suite, as well as the introduction of its Xbox video game console. Another holding that performed well, Gillette, attracted investors' interest partly because it's in a sector considered to offer stable earnings growth. I also timed my purchases well, so Gillette helped performance even though it advanced only marginally during the period. Moreover, investors reacted positively to recently appointed CEO Jim Kilts' stated goals of refocusing the company on its core businesses and driving return on invested capital higher.

Q. What stocks detracted from performance?

A. Cisco Systems was the biggest detractor. Throughout the 1990s, the stock had offered extremely reliable earnings growth, but substantial earnings shortfalls in 2001 drove the stock sharply lower, especially in the first half of the period. Wireless telephone service provider Nextel Communications was another detractor. Continued strong growth in wireless subscribers could not offset the negative impact of the company's weak cash flow and balance sheet position. In the brokerage group, I expected Morgan Stanley and Merrill Lynch to benefit from falling interest rates, but the stocks were hurt by a slowdown in initial public offerings, fewer mergers and acquisitions and overall weak economic activity.

Q. What's your outlook, Louis?

A. Given the market's strong fourth-quarter rally, I think that stocks might be vulnerable to a correction in the near term. I plan to continue with a cautious approach, emphasizing stocks with strong balance sheets and cash flows, solid management teams and a history of stable earnings growth. Eventually, there should come a time to be more aggressive, but I think that the "throw caution to the winds" approach of many investors in the fourth quarter could be premature.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2001, more than
$1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 0.3%
Ford Motor Co.	225,500	$ 3,544,860
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	128,700	3,406,689
Starwood Hotels & Resorts Worldwide, Inc. unit	187,200	5,587,920
		8,994,609
Media - 14.3%
Adelphia Communications Corp. Class A (a)	180,200	5,618,636
AOL Time Warner, Inc. (a)	89,700	2,879,370
Comcast Corp. Class A (special) (a)	286,300	10,306,800
E.W. Scripps Co. Class A	68,700	4,534,200
EchoStar Communications Corp. Class A (a)	1,543,200	42,391,704
Gannett Co., Inc.	148,200	9,963,486
General Motors Corp. Class H (a)	906,500	14,005,425
Knight-Ridder, Inc.	152,100	9,875,853
Liberty Media Corp. Class A (a)	506,300	7,088,200
LodgeNet Entertainment Corp. (a)	42,900	733,161
Omnicom Group, Inc.	367,400	32,827,190
Pegasus Communications Corp. Class A (a)	1,351,200	14,065,992
The New York Times Co. Class A	97,500	4,216,875
Viacom, Inc. Class B (non-vtg.) (a)	143,592	6,339,604
Walt Disney Co.	649,100	13,449,352
		178,295,848
Multiline Retail - 3.9%
Kohls Corp. (a)	198,900	14,010,516
Wal-Mart Stores, Inc.	608,700	35,030,685
		49,041,201
Specialty Retail - 1.2%
Home Depot, Inc.	297,500	15,175,475
Textiles & Apparel - 0.5%
Liz Claiborne, Inc.	138,900	6,910,275
TOTAL CONSUMER DISCRETIONARY		261,962,268
CONSUMER STAPLES - 11.6%
Beverages - 1.2%
The Coca-Cola Co.	312,100	14,715,515
Food & Drug Retailing - 1.4%
Kroger Co. (a)	196,600	4,103,042
Walgreen Co.	388,500	13,076,910
		17,179,952
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	92,800	3,894,816
Unilever NV (NY Shares)	127,200	7,327,992
		11,222,808

	Shares	Value (Note 1)
Household Products - 1.9%
Colgate-Palmolive Co.	209,100	$ 12,075,525
Kimberly-Clark Corp.	202,100	12,085,580
		24,161,105
Personal Products - 3.6%
Gillette Co.	1,345,200	44,929,680
Tobacco - 2.6%
Philip Morris Companies, Inc.	720,360	33,028,506
TOTAL CONSUMER STAPLES		145,237,566
ENERGY - 2.7%
Oil & Gas - 2.7%
Exxon Mobil Corp.	851,056	33,446,501
FINANCIALS - 17.4%
Banks - 0.9%
Bank One Corp.	153,700	6,001,985
Wells Fargo & Co.	126,400	5,492,080
		11,494,065
Diversified Financials - 13.5%
Fannie Mae	450,100	35,782,950
Freddie Mac	592,332	38,738,513
Goldman Sachs Group, Inc.	161,500	14,979,125
Merrill Lynch & Co., Inc.	589,800	30,740,376
Morgan Stanley Dean Witter & Co.	880,800	49,271,952
		169,512,916
Insurance - 1.9%
American International Group, Inc.	293,605	23,312,237
Real Estate - 1.1%
Equity Office Properties Trust	221,600	6,665,728
Equity Residential Properties Trust (SBI)	229,800	6,597,558
		13,263,286
TOTAL FINANCIALS		217,582,504
HEALTH CARE - 7.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	560,900	31,657,196
Pharmaceuticals - 4.8%
Allergan, Inc.	109,200	8,195,460
Bristol-Myers Squibb Co.	207,800	10,597,800
Merck & Co., Inc.	85,500	5,027,400
Pfizer, Inc.	780,900	31,118,865
Schering-Plough Corp.	50,700	1,815,567
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,900	3,075,337
		59,830,429
TOTAL HEALTH CARE		91,487,625
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	208,300	$ 7,044,706
Lockheed Martin Corp.	189,600	8,848,632
Northrop Grumman Corp.	70,200	7,076,862
United Technologies Corp.	51,500	3,328,445
		26,298,645
Airlines - 0.8%
Mesaba Holdings, Inc. (a)	408,000	2,904,960
Southwest Airlines Co.	369,800	6,833,904
		9,738,864
Building Products - 0.8%
American Standard Companies, Inc. (a)	69,400	4,735,162
Masco Corp.	226,200	5,541,900
		10,277,062
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	242,600	13,714,178
Industrial Conglomerates - 3.5%
General Electric Co.	1,105,600	44,312,448
Machinery - 0.8%
Eaton Corp.	92,800	6,905,248
Kennametal, Inc.	76,032	3,061,809
		9,967,057
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	386,200	11,018,286
Union Pacific Corp.	245,000	13,965,000
		24,983,286
TOTAL INDUSTRIALS		139,291,540
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	806,700	14,609,337
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	241,800	6,572,124
Sun Microsystems, Inc. (a)	387,000	4,760,100
		11,332,224
Software - 4.5%
Adobe Systems, Inc.	62,400	1,937,520
Microsoft Corp. (a)	823,100	54,530,375
		56,467,895
TOTAL INFORMATION TECHNOLOGY		82,409,456

	Shares	Value (Note 1)
MATERIALS - 0.5%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	152,100	$ 6,465,771
Containers & Packaging - 0.0%
Ball Corp.	3	212
TOTAL MATERIALS		6,465,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	962,900	36,734,635
Qwest Communications International, Inc.	202,800	2,865,564
SBC Communications, Inc.	361,930	14,176,798
		53,776,997
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc. Class A (a)	2,232,000	24,462,720
TOTAL TELECOMMUNICATION SERVICES		78,239,717
TOTAL COMMON STOCKS (Cost $1,048,564,966)		1,056,123,160
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,545,000)	3,090	1,483,200
Corporate Bonds - 2.8%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.6%
CONSUMER DISCRETIONARY - 1.6%
Media - 1.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 21,240,000	19,169,100
Nonconvertible Bonds - 1.2%
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B1	6,200,000	4,371,000
9.375% 11/15/09	B1	7,970,000	6,216,600
9.5% 2/1/11	B1	6,050,000	4,658,500
			15,246,100
TOTAL CORPORATE BONDS (Cost $35,582,665)			34,415,200
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $2,749,498)	-	$ 2,750,000	$ 2,749,876
Money Market Funds - 14.9%
Fidelity Cash Central Fund, 1.94% (b)	185,703,445	185,703,445
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	622,800	622,800
TOTAL MONEY MARKET FUNDS (Cost $186,326,245)		186,326,245
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,274,768,374)	1,281,097,681
NET OTHER ASSETS - (2.4)%	(30,307,928)
NET ASSETS - 100%	$ 1,250,789,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
138 S&P 500 Index Contracts	March 2002	$ 39,647,400	$ 1,065,222

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,169,100 or 1.5% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,524,886.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $750,723,317 and $587,927,477, respectively.
The market value of futures contracts opened and closed during the period amounted to $180,955,700 and $196,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,669 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,283,171,419. Net unrealized
depreciation aggregated $2,073,738, of which $123,490,514 related to appreciated investment securities and $125,564,252 related to depreciated investment securities.

The fund hereby designates approximately $49,913,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $568,824) (cost $1,274,768,374) - See accompanying schedule		$ 1,281,097,681
Receivable for fund shares sold		1,935,021
Dividends receivable		1,106,355
Interest receivable		770,158
Other receivables		239
Total assets		1,284,909,454
Liabilities
Payable for investments purchased	$ 32,400,554
Payable for fund shares redeemed	148,215
Accrued management fee	487,202
Distribution fees payable	34,772
Payable for daily variation on futures contracts	348,450
Other payables and accrued expenses	77,708
Collateral on securities loaned, at value	622,800
Total liabilities		34,119,701
Net Assets		$ 1,250,789,753
Net Assets consist of:
Paid in capital		$ 1,283,469,618
Undistributed net investment income		15,180,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,256,514)
Net unrealized appreciation (depreciation) on investments		7,396,530
Net Assets		$ 1,250,789,753
Initial Class: Net Asset Value, offering price and redemption price per share($893,358,593 ÷ 67,723,643 shares)		$13.19
Service Class: Net Asset Value, offering price and redemption price per share ($281,193,721 ÷ 21,436,225 shares)		$13.12
Service Class 2: Net Asset Value, offering price and redemption price per share($76,237,439 ÷ 5,834,859 shares)		$13.07

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,328,506
Interest		9,298,151
Security lending		4,289
Total income		22,630,946
Expenses
Management fee	$ 5,687,390
Transfer agent fees	794,956
Distribution fees	317,341
Accounting and security lending fees	292,123
Non-interested trustees' compensation	4,084
Custodian fees and expenses	18,693
Audit	32,890
Legal	8,860
Miscellaneous	81,661
Total expenses before reductions	7,237,998
Expense reductions	(225,005)	7,012,993
Net investment income		15,617,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,746,360)
Foreign currency transactions	(16)
Futures contracts	(9,596,779)	(55,343,155)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(76,518,126)
Assets and liabilities in foreign currencies	(78)
Futures contracts	3,282,503	(73,235,701)
Net gain (loss)		(128,578,856)
Net increase (decrease) in net assets resulting from operations		$ (112,960,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,617,953	$ 15,412,988
Net realized gain (loss)	(55,343,155)	51,522,057
Change in net unrealized appreciation (depreciation)	(73,235,701)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(112,960,903)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	192,076,906	40,278,821
Total increase (decrease) in net assets	13,377,932	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $15,180,119 and $15,511,227, respectively)	$ 1,250,789,753	$ 1,237,411,821

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,754,467	$ 118,081,480	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(11,004,137)	(145,071,678)	(20,994,145)	(328,655,829)
Net increase (decrease)	1,463,054	$ 26,287,397	(6,535,871)	$ (104,547,382)
Service Class Sold	7,628,976	$ 102,324,030	8,415,703	$ 130,655,851
Reinvested	812,593	11,603,819	601,152	9,239,713
Redeemed	(1,028,965)	(13,471,861)	(538,927)	(8,390,790)
Net increase (decrease)	7,412,604	$ 100,455,988	8,477,928	$ 131,504,774
Service Class 2 A Sold	5,096,985	$ 66,757,918	904,808	$ 14,041,948
Reinvested	60,117	856,657	550	8,442
Redeemed	(181,025)	(2,281,054)	(46,576)	(728,961)
Net increase (decrease)	4,976,077	$ 65,333,521	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income E	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.27)	(.61)	1.45	3.69	2.97
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total Return C, D	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net Assets G
Expenses before expense reductions	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.70%
Net investment income	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	58%	72%	58%	66%	81%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income E	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.28)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C, D	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.69%	.70%	.71%	.81% A
Expenses net of voluntary waivers, if any	.68%	.69%	.70%	.71%	.80% A
Expenses net of all reductions	.66%	.68%	.69%	.70%	.80% A
Net investment income	1.24%	1.16%	.98%	1.05%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income E	.14	.15
Net realized and unrealized gain (loss)	(1.44)	(.49)
Total from investment operations	(1.30)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.07	$ 15.17
Total Return B,C, D	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.85% A
Expenses net of voluntary waivers, if any	.84%	.85% A
Expenses net of all reductions	.82%	.84% A
Net investment income	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,237	$ 13,025
Portfolio turnover rate	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class	-14.49%	3.62%	9.38%
S&P 500 ®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,722 - an 87.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2001, the fund outperformed the variable annuity growth funds average as tracked by Lipper Inc., which fell 17.50%, but trailed the -11.89% return of the Standard & Poor's 500 Index.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance in a slowing economy. Historically, that's been an effective strategy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Overweighting Bristol-Myers also hurt, as its stock struggled due to setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft, PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer all made the list of top-10 absolute contributors to fund performance. On the other hand, EMC, Cisco and Sun Microsystems - all of which I fortunately underweighted - still were among the fund's worst absolute detractors. Tech stocks in general had a great run in the final quarter of 2001; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that didn't perform as I'd hoped. Bank of America was the fund's second-best contributor on an individual security basis. Shifting away from a multi-year acquisition strategy, management has refocused on improving the efficiencies of its operations and increasing the returns on assets. Conversely, the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. At the same time, I think it may be too late to be fully invested in defensive sectors. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2001, more than $975 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	24,200	$ 895,642
Starwood Hotels & Resorts Worldwide, Inc. unit	76,900	2,295,465
		3,191,107
Household Durables - 0.4%
Black & Decker Corp.	115,270	4,349,137
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	126,300	3,717,009
Media - 8.4%
AOL Time Warner, Inc. (a)	331,000	10,625,100
Clear Channel Communications, Inc. (a)	193,100	9,830,721
Comcast Corp. Class A (special) (a)	52,500	1,890,000
Fox Entertainment Group, Inc. Class A (a)	410,900	10,901,177
McGraw-Hill Companies, Inc.	51,100	3,116,078
Omnicom Group, Inc.	101,900	9,104,765
The New York Times Co. Class A	17,500	756,875
Univision Communications, Inc. Class A (a)	344,000	13,918,240
Viacom, Inc.:
Class A (a)	21,800	964,650
Class B (non-vtg.) (a)	461,020	20,354,033
		81,461,639
Multiline Retail - 1.7%
Costco Wholesale Corp. (a)	34,900	1,548,862
Federated Department Stores, Inc. (a)	27,600	1,128,840
JCPenney Co., Inc.	266,400	7,166,160
Target Corp.	41,000	1,683,050
Wal-Mart Stores, Inc.	86,200	4,960,810
		16,487,722
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A (a)	58,100	1,541,393
Home Depot, Inc.	244,800	12,487,248
Lowe's Companies, Inc.	224,100	10,400,481
RadioShack Corp.	18,500	556,850
Staples, Inc. (a)	162,300	3,035,010
		28,020,982
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	54,100	3,042,584
TOTAL CONSUMER DISCRETIONARY		140,270,180
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	21,000	1,022,490
The Coca-Cola Co.	389,200	18,350,780
		19,373,270
Food & Drug Retailing - 0.9%
Albertson's, Inc.	98,200	3,092,318
Rite Aid Corp. (a)	45,600	230,736

	Shares	Value (Note 1)
Rite Aid Corp.	108,000	$ 546,480
Safeway, Inc. (a)	109,900	4,588,325
		8,457,859
Food Products - 0.2%
Kraft Foods, Inc. Class A	75,800	2,579,474
Household Products - 0.8%
Colgate-Palmolive Co.	34,200	1,975,050
Kimberly-Clark Corp.	68,100	4,072,380
Procter & Gamble Co.	18,920	1,497,140
		7,544,570
Personal Products - 2.9%
Avon Products, Inc.	72,722	3,381,573
Gillette Co.	758,370	25,329,558
		28,711,131
Tobacco - 2.0%
Philip Morris Companies, Inc.	425,220	19,496,337
TOTAL CONSUMER STAPLES		86,162,641
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	81,200	2,961,364
Cooper Cameron Corp. (a)	64,500	2,603,220
Halliburton Co.	163,500	2,141,850
Schlumberger Ltd. (NY Shares)	230,000	12,638,500
		20,344,934
Oil & Gas - 4.8%
BP PLC sponsored ADR	185,990	8,650,395
ChevronTexaco Corp.	140,800	12,617,088
Conoco, Inc.	148,700	4,208,210
Exxon Mobil Corp.	501,800	19,720,740
TotalFinaElf SA:
Class B	6,153	864,373
sponsored ADR	9,405	660,607
		46,721,413
TOTAL ENERGY		67,066,347
FINANCIALS - 20.5%
Banks - 2.9%
Bank of America Corp.	242,400	15,259,080
Bank One Corp.	71,600	2,795,980
FleetBoston Financial Corp.	281,000	10,256,500
		28,311,560
Diversified Financials - 14.8%
American Express Co.	240,000	8,565,600
Charles Schwab Corp.	334,300	5,171,621
Citigroup, Inc.	978,900	49,414,872
Fannie Mae	310,600	24,692,700
Freddie Mac	326,300	21,340,020
Merrill Lynch & Co., Inc.	308,600	16,084,232
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	212,300	$ 11,876,062
USA Education, Inc.	83,800	7,040,876
		144,185,983
Insurance - 2.8%
AFLAC, Inc.	58,100	1,426,936
American International Group, Inc.	315,562	25,055,623
Hartford Financial Services Group, Inc.	12,700	797,941
Prudential Financial, Inc.	7,400	245,606
		27,526,106
TOTAL FINANCIALS		200,023,649
HEALTH CARE - 14.0%
Biotechnology - 1.2%
Amgen, Inc. (a)	103,100	5,818,964
Celgene Corp. (a)	76,700	2,448,264
Sepracor, Inc. (a)	66,300	3,783,078
Vertex Pharmaceuticals, Inc. (a)	4,500	110,655
		12,160,961
Health Care Equipment & Supplies - 1.8%
Guidant Corp. (a)	198,300	9,875,340
Medtronic, Inc.	122,500	6,273,225
Zimmer Holdings, Inc. (a)	47,550	1,452,177
		17,600,742
Health Care Providers & Services - 1.0%
Cardinal Health, Inc.	158,605	10,255,399
Pharmaceuticals - 10.0%
American Home Products Corp.	286,900	17,604,184
Bristol-Myers Squibb Co.	301,300	15,366,300
Eli Lilly & Co.	45,600	3,581,424
Forest Laboratories, Inc. (a)	140,240	11,492,668
Johnson & Johnson	110,600	6,536,460
King Pharmaceuticals, Inc. (a)	35,600	1,499,828
Merck & Co., Inc.	22,400	1,317,120
Pfizer, Inc.	828,093	32,999,506
Schering-Plough Corp.	188,000	6,732,280
		97,129,770
TOTAL HEALTH CARE		137,146,872
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	22,000	1,199,000
Airlines - 0.4%
Delta Air Lines, Inc.	22,200	649,572
Southwest Airlines Co.	165,350	3,055,668
		3,705,240
Building Products - 0.1%
Masco Corp.	55,700	1,364,650

	Shares	Value (Note 1)
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	167,400	$ 2,353,644
Avery Dennison Corp.	16,800	949,704
Dun & Bradstreet Corp. (a)	21,450	757,185
Paychex, Inc.	96,223	3,353,372
Robert Half International, Inc. (a)	60,900	1,626,030
		9,039,935
Industrial Conglomerates - 6.6%
General Electric Co.	958,450	38,414,676
Minnesota Mining & Manufacturing Co.	80,300	9,492,263
Textron, Inc.	71,700	2,972,682
Tyco International Ltd.	225,700	13,293,730
		64,173,351
Machinery - 1.1%
Danaher Corp.	139,400	8,407,214
Ingersoll-Rand Co.	46,700	1,952,527
		10,359,741
Road & Rail - 1.2%
CSX Corp.	171,990	6,028,250
Union Pacific Corp.	96,740	5,514,180
		11,542,430
TOTAL INDUSTRIALS		101,384,347
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.6%
Brocade Communications System, Inc. (a)	22,700	751,824
Cisco Systems, Inc. (a)	322,860	5,846,995
Comverse Technology, Inc. (a)	49,900	1,116,263
Corning, Inc.	180,400	1,609,168
Lucent Technologies, Inc.	144,900	911,421
Nokia Corp. sponsored ADR	79,600	1,952,588
QUALCOMM, Inc. (a)	63,600	3,211,800
		15,400,059
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	221,400	6,017,652
EMC Corp. (a)	178,740	2,402,266
International Business Machines Corp.	36,300	4,390,848
Sun Microsystems, Inc. (a)	120,500	1,482,150
		14,292,916
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	40,600	1,988,588
Electronic Data Systems Corp.	37,800	2,591,190
Investment Technology Group, Inc. (a)	25,050	978,704
		5,558,482
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	85,500	3,795,345
Applied Materials, Inc. (a)	12,300	493,230
Atmel Corp. (a)	168,300	1,240,371
Intel Corp.	396,610	12,473,385
International Rectifier Corp. (a)	27,900	973,152
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	73,400	$ 3,637,704
LAM Research Corp. (a)	55,600	1,291,032
Micron Technology, Inc. (a)	217,800	6,751,800
National Semiconductor Corp. (a)	168,500	5,188,115
Teradyne, Inc. (a)	108,400	3,267,176
Xilinx, Inc. (a)	74,100	2,893,605
		42,004,915
Software - 6.9%
BEA Systems, Inc. (a)	70,800	1,090,320
Computer Associates International, Inc.	172,500	5,949,525
Microsoft Corp. (a)	842,900	55,842,122
PeopleSoft, Inc. (a)	37,300	1,499,460
Siebel Systems, Inc. (a)	44,900	1,256,302
Synopsys, Inc. (a)	26,800	1,583,076
		67,220,805
TOTAL INFORMATION TECHNOLOGY		144,477,177
MATERIALS - 1.3%
Chemicals - 0.4%
Praxair, Inc.	67,200	3,712,800
Metals & Mining - 0.1%
Alcoa, Inc.	45,500	1,617,525
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,061,949
International Paper Co.	40,200	1,622,070
Weyerhaeuser Co.	54,800	2,963,584
		7,647,603
TOTAL MATERIALS		12,977,928
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,111,166
AT&T Corp.	35,400	642,156
BellSouth Corp.	228,700	8,724,905
SBC Communications, Inc.	279,060	10,930,780
		22,409,007
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	311,000	3,408,560
Vodafone Group PLC	122,991	315,842
		3,724,402
TOTAL TELECOMMUNICATION SERVICES		26,133,409
TOTAL COMMON STOCKS (Cost $844,935,141)		915,642,550
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	$ 442,700
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	317,625
TOTAL CORPORATE BONDS (Cost $663,250)			760,325
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	58,844,220	58,844,220
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	5,586,000	5,586,000
TOTAL MONEY MARKET FUNDS (Cost $64,430,220)		64,430,220
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $910,028,611)		980,833,095
NET OTHER ASSETS - (0.5)%		(5,251,472)
NET ASSETS - 100%		$ 975,581,623
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $442,700 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $890,188,503 and $956,077,373, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,330 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $915,157,074. Net unrealized appreciation aggregated $65,676,021, of which $127,914,640 related to appreciated investment securities and $62,238,619 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,385,100) (cost $910,028,611) - See accompanying schedule		$ 980,833,095
Receivable for investments sold		5,956,186
Receivable for fund shares sold		567,671
Dividends receivable		814,165
Interest receivable		122,722
Other receivables		17,163
Total assets		988,311,002
Liabilities
Payable for investments purchased	$ 5,318,130
Payable for fund shares redeemed	1,174,038
Accrued management fee	470,385
Distribution fees payable	32,259
Other payables and accrued expenses	148,567
Collateral on securities loaned, at value	5,586,000
Total liabilities		12,729,379
Net Assets		$ 975,581,623
Net Assets consist of:
Paid in capital		$ 1,083,717,421
Undistributed net investment income		8,073,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,010,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,800,265
Net Assets		$ 975,581,623
Initial Class: Net Asset Value, offering price and redemption price per share ($652,492,820 ÷ 43,124,544 shares)		$15.13
Service Class: Net Asset Value, offering price and redemption price per share ($278,445,984 ÷18,433,884 shares)		$15.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,642,819 ÷ 2,968,403 shares)		$15.04

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,706,366
Interest		4,054,388
Security lending		41,517
Total income		15,802,271
Expenses
Management fee	$ 6,264,611
Transfer agent fees	721,777
Distribution fees	388,030
Accounting and security lending fees	275,340
Non-interested trustees' compensation	3,825
Custodian fees and expenses	48,556
Registration fees	369
Audit	27,084
Legal	8,449
Miscellaneous	101,673
Total expenses before reductions	7,839,714
Expense reductions	(223,343)	7,616,371
Net investment income		8,185,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(137,476,105)
Foreign currency transactions	(9,178)
Futures contracts	(12,018,735)	(149,504,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,485,765)
Assets and liabilities in foreign currencies	(23,418)
Futures contracts	2,539,863	(46,969,320)
Net gain (loss)		(196,473,338)
Net increase (decrease) in net assets resulting from operations		$ (188,287,438)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,185,900	$ 4,525,883
Net realized gain (loss)	(149,504,018)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(46,969,320)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(188,287,438)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(155,735,950)	(142,511,511)
Total increase (decrease) in net assets	(348,080,179)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $8,073,998 and $3,904,996, respectively)	$ 975,581,623	$ 1,323,661,802

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,904,497	$ 154,769,236	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(20,623,054)	(321,562,633)	(31,115,720)	(637,099,314)
Net increase (decrease)	(10,537,396)	$ (163,621,270)	(12,923,924)	$ (265,425,972)
Service Class Sold	3,240,124	$ 50,526,723	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(4,389,986)	(67,420,661)	(2,725,190)	(55,547,216)
Net increase (decrease)	(1,104,998)	$ (16,108,809)	4,628,410	$ 94,285,196
Service Class 2 A Sold	2,152,732	$ 33,624,263	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(650,918)	(9,729,669)	(73,833)	(1,451,276)
Net increase (decrease)	1,507,518	$ 23,994,129	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income E	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(2.55)	(3.71)	.93	4.55	4.47
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total Return C, D	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.67%	.66%	.68%	.70%	.73%
Net investment income	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	89%	117%	42%	29%	26%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income E	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C, D	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.79%	.80%	.84% A
Expenses net of voluntary waivers, if any	.79%	.79%	.79%	.80%	.84% A
Expenses net of all reductions	.77%	.76%	.78%	.79%	.83% A
Net investment income	.69%	.21%	1.09%	1.16%	1.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income E	.08	.01
Net realized and unrealized gain (loss)	(2.66)	(3.34)
Total from investment operations	(2.58)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 15.04	$ 17.68
Total Return B, C, D	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.95% A
Expenses net of voluntary waivers, if any	.95%	.95% A
Expenses net of all reductions	.93%	.93% A
Net investment income	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,643	$ 25,827
Portfolio turnover rate	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class	8.30%	7.17%	6.90%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers® Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,494 - a 94.94% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

Note to shareholders: Ford O'Neil became Portfolio Manager of Investment Grade Bond Portfolio on October 29, 2001.

Q. How did the fund perform, Ford?

A. Quite well. For the year that ended December 31, 2001, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 8.44%, and the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 8.11%.

Q. How would you recap the past year for investment-grade bonds?

A. In 2001, we saw bonds outperform stocks for the second straight year, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate 11 times during the period in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as the market began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly corporate bonds, performed well and garnered a healthy advantage over Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and government agency securities. Treasuries were further bolstered by the U.S. government's decision in late October to discontinue future issuance of the 30-year bond, which sent its price soaring and its yield plummeting to the lowest level in nearly three years. However, this rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate cutting campaign.

Q. What factors helped shape the fund's returns amid this volatile market?

A. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads - rebounding from historically wide levels despite weak corporate earnings and a record amount of supply - tightened significantly relative to government issues. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance concentrated in this section of the yield curve. Moreover, the fund benefited from the excess yield it generated over Treasuries, as well as by becoming less aggressive and pulling back our corporate weighting during their summer rally, based on our concerns about supply and a weakening economy. We also further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates - including transportation, technology and consumer cyclical issues - at attractive prices. This move helped, as these securities bounced back strongly late in the period.

Q. What other moves had an influence on performance?

A. Diversification remained an important theme throughout the year. Although good credit analysis enabled us to avoid several companies that encountered severe financial stress, having a highly diverse portfolio helped partially protect us from credit events that were impossible to model, analyze or predict. Holding smaller positions in more securities helped reduce our risk exposure and limit our downside relative to the index and many of our peers. Spreading out our sector exposure further aided performance. While emphasizing higher-yielding mortgage securities proved wise for much of the year, diversifying the position late in the period also was an effective strategy. Record low mortgage rates finally triggered a massive refinancing wave - where mortgages get prepaid at par, or face value - a big negative in a market where nearly all bonds were trading at a premium, or above par. We were able to minimize the prepayment risk by shifting our focus toward bonds with strong cash-flow protection characteristics, such as commercial mortgage-backed securities, which performed well. Finally, we captured some additional yield by increasing our stake in high-quality, short-term asset-backed securities.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front - or short - end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight mortgages at the expense of Treasuries and agencies, with the belief that the current level of refinancing is unsustainable. Corporates are still the cheapest asset class in the index by far, but security selection and diversification will remain critical to good performance in that sector going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2001, more than $1.4 billion

Manager: Ford O'Neil, since October 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	$ 290,000	$ 234,900
Media - 2.9%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,168,901
Clear Channel Communications, Inc.:
6% 11/1/06	Baa3	1,500,000	1,467,720
7.875% 6/15/05	Baa3	2,880,000	3,015,446
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	5,000,000	5,053,000
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	810,000	889,323
Cox Communications, Inc. 7.75% 11/1/10	Baa2	3,700,000	3,979,757
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,964,528
News America Holdings, Inc. 7.75% 1/20/24	Baa3	2,475,000	2,431,267
News America, Inc. 7.28% 6/30/28	Baa3	7,175,000	6,681,145
TCI Communications, Inc. 9.8% 2/1/12	Baa2	1,915,000	2,314,699
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,954,384
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,386,754
			42,306,924
Multiline Retail - 0.1%
Kmart Corp. 9.375% 2/1/06	Ba2	900,000	740,250
TOTAL CONSUMER DISCRETIONARY			43,282,074
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.6%
Kroger Co.:
6.8% 4/1/11	Baa3	4,500,000	4,587,075
8.05% 2/1/10	Baa3	3,195,000	3,493,477
			8,080,552
Food Products - 0.5%
ConAgra Foods, Inc.:
6.75% 9/15/11	Baa1	3,870,000	3,977,238
7.125% 10/1/26	Baa1	1,270,000	1,347,737
Kellogg Co. 6.6% 4/1/11	Baa2	2,400,000	2,462,904
			7,787,879

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	$ 2,000,000	$ 2,019,240
6.625% 9/15/04	Baa3	350,000	345,884
			2,365,124
Tobacco - 0.8%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	1,500,000	1,577,745
7.65% 7/1/08	A2	5,000,000	5,349,100
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	5,325,000	5,485,496
			12,412,341
TOTAL CONSUMER STAPLES			30,645,896
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	2,320,000	2,278,449
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,093,020
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,336,980
			5,708,449
FINANCIALS - 14.0%
Banks - 3.0%
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,021,270
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,035,000	1,990,271
7.8% 2/15/10	Aa3	6,600,000	7,220,268
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,088,170
BankBoston Corp. 6.625% 12/1/05	A2	5,400,000	5,685,606
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,292,321
Capital One Bank 6.375% 2/15/03	Baa2	930,000	944,620
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,598,959
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,481,750
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,695,000	1,824,312
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	261,903
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	266,440
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,699,419
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 1,025,000	$ 1,081,713
7.375% 9/17/04	Baa2	1,320,000	1,405,246
MBNA Corp. 6.34% 6/2/03	Baa2	350,000	354,097
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,563,810
PNC Funding Corp. 5.75% 8/1/06	A2	1,800,000	1,826,100
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	1,750,000	1,771,980
8.817% 3/31/49	A1	1,640,000	1,777,432
Union Planters Corp. 6.75% 11/1/05	A3	400,000	411,952
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	985,815
			43,553,454
Diversified Financials - 9.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,123,493
Alliance Capital Management LP 5.625% 8/15/06	A2	2,475,000	2,468,318
American Gen. Finance Corp. 5.875% 7/14/06	A1	5,400,000	5,581,980
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,250,348
Associates Corp. of North America 6% 7/15/05	Aa1	2,500,000	2,581,875
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	7,750,000	8,105,648
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,188,022
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,154,795
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	513,490
Citigroup, Inc. 7.25% 10/1/10	Aa2	2,900,000	3,110,627
Conoco Funding Co.:
6.35% 10/15/11	Baa1	2,460,000	2,491,709
7.25% 10/15/31	Baa1	1,795,000	1,891,356
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	575,000	589,364
5.25% 6/15/04	A3	235,000	239,486

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
5.5% 8/1/06	A3	$ 2,000,000	$ 1,994,980
6.85% 6/15/04	A3	2,435,000	2,559,842
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	2,000,000	2,029,478
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,165
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	4,000,000	3,898,480
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,900,000	2,834,170
6.875% 2/1/06	A2	4,600,000	4,598,390
7.375% 10/28/09	A2	4,020,000	3,968,866
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,840,000	1,875,954
6.75% 1/15/06	A2	2,660,000	2,694,128
6.875% 9/15/11	A2	1,720,000	1,682,246
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	4,300,000	4,482,277
Household Finance Corp.:
6.375% 10/15/11	A2	4,000,000	3,873,760
6.5% 1/24/06	A2	605,000	621,994
8% 5/9/05	A2	595,000	640,166
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	6,600,000	7,622,670
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	5,050,000	5,514,600
J.P. Morgan Chase & Co.:
5.625% 8/15/06	Aa3	1,905,000	1,928,051
6.75% 2/1/11	A1	2,130,000	2,183,378
Mellon Funding Corp. 7.5% 6/15/05	A1	5,650,000	6,156,579
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	3,970,000	4,115,699
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,865,952
7.875% 11/15/10	Baa2	2,120,000	2,192,525
Popular North America, Inc. 6.125% 10/15/06	A3	3,235,000	3,130,833
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,110,000	2,156,040
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	3,250,000	3,303,853
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	6,000,000	5,847,000
Sprint Capital Corp.:
6.875% 11/15/28	Baa1	5,380,000	4,921,032
7.125% 1/30/06	Baa1	1,480,000	1,542,900
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,667,310
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	826,200
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	$ 785,000	$ 769,755
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,776,544
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,598,670
			133,937,998
Insurance - 0.5%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	792,368
MetLife, Inc. 6.125% 12/1/11	A1	2,150,000	2,129,403
The Chubb Corp. 6.8% 11/15/31	Aa3	5,000,000	4,892,500
			7,814,271
Real Estate - 1.4%
Arden Realty LP 7% 11/15/07	Baa3	5,000,000	4,851,050
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,430,000	1,470,312
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	516,962
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,569,870
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,999,304
6.625% 2/15/05	Baa1	4,500,000	4,663,890
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,049,170
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,736,369
ProLogis Trust 6.7% 4/15/04	Baa1	460,000	474,720
			20,331,647
TOTAL FINANCIALS			205,637,370
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	2,000,000	2,251,520
Raytheon Co.:
5.7% 11/1/03	Baa3	1,800,000	1,841,886
7.9% 3/1/03	Baa3	2,535,000	2,655,336
8.2% 3/1/06	Baa3	5,900,000	6,408,403
			13,157,145
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	550,000	474,579
7.73% 9/15/12	Ba2	180,342	133,747

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	$ 334,701	$ 301,231
pass thru trust certificate:
7.57% 11/18/10	A3	465,000	456,435
7.92% 5/18/12	Baa1	500,000	469,990
			1,835,982
Commercial Services & Supplies - 0.3%
First Data Corp. 5.625% 11/1/11	A1	4,000,000	3,764,800
Machinery - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	4,750,000	4,540,953
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,102,120
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,431,920
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	2,800,000	2,887,752
			10,421,792
TOTAL INDUSTRIALS			33,720,672
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11 (c)	A3	3,375,000	3,411,720
Computers & Peripherals - 0.4%
International Business Machines Corp. 4.875% 10/1/06	A1	6,400,000	6,294,912
TOTAL INFORMATION TECHNOLOGY			9,706,632
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6.5% 3/15/29	A3	10,135,000	8,853,227
8% 11/15/31 (c)	A3	1,625,000	1,677,427
British Telecommunications PLC:
8.375% 12/15/10	Baa1	1,300,000	1,436,318
8.875% 12/15/30	Baa1	3,250,000	3,729,505
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	1,000,000	1,091,940
8.125% 6/15/09 (c)	A2	3,000,000	3,249,750
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,858,255
9% 8/15/31 (c)	Baa2	2,065,000	2,253,390
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	6,750,000	6,815,678
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,327,786
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	$ 1,730,000	$ 1,750,449
Telefonica Europe BV 8.25% 9/15/30	A2	7,060,000	7,701,613
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,500,000	3,666,250
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	2,899,105
7.7% 7/20/29	Baa1	1,066,000	897,668
TELUS Corp. yankee 7.5% 6/1/07	Baa2	5,310,000	5,527,126
			58,735,487
Wireless Telecommunication Services - 0.2%
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	3,500,000	3,503,500
TOTAL TELECOMMUNICATION SERVICES			62,238,987
UTILITIES - 2.2%
Electric Utilities - 1.3%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,453,335
7.05% 12/11/07 (c)	Baa2	3,000,000	3,024,000
Detroit Edison Co. 6.125% 10/1/10	A3	2,350,000	2,300,462
FirstEnergy Corp. 6.45% 11/15/11	Baa2	2,300,000	2,232,472
Hydro-Quebec 6.3% 5/11/11	A1	8,000,000	8,136,800
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,728,658
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	201,429
			19,077,156
Gas Utilities - 0.6%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	2,190,000	2,156,055
6.85% 4/15/11	A3	445,000	451,319
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,337,893
7.625% 11/15/10	A3	925,000	1,004,495
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	1,900,000	1,958,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,043,060

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 624,902
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,027,890
			9,603,944
Multi-Utilities - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	2,230,000	2,194,320
7.5% 1/15/31	Baa2	2,080,000	2,014,147
			4,208,467
TOTAL UTILITIES			32,889,567
TOTAL NONCONVERTIBLE BONDS (Cost $416,671,948)			423,829,647
U.S. Government and Government Agency Obligations - 15.1%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,448,963
6.25% 2/1/11	Aa2	1,255,000	1,274,804
7.125% 6/15/10	Aaa	2,600,000	2,851,056
7.25% 1/15/10	Aaa	7,765,000	8,576,675
7.25% 5/15/30	Aaa	17,684,000	19,785,708
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,797
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,590,338
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,378,604
5.875% 3/21/11	Aa2	7,205,000	7,120,557
6% 6/15/11	Aaa	16,240,000	16,488,472
6.75% 3/15/31	Aaa	2,415,000	2,561,035
6.77% 9/15/02	Aaa	150,000	154,218
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,232,507	1,352,381
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	Aaa	18,533	18,992
Class 3-T, 9.625% 5/15/02	Aaa	975	997
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 2,667	$ 2,738
Series 1993-D, 5.23% 5/15/05	Aaa	5,957	6,117
Series 1994-A, 7.12% 4/15/06	Aaa	4,763	5,095
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	4,718	5,057
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	3,529	3,622
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	71,225	74,006
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	60,750	62,237
6.86% 4/30/04	Aaa	572,958	600,319
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			71,372,788
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa	5,000,000	4,927,350
6.125% 8/15/29	Aaa	15,380,000	16,278,807
6.25% 5/15/30	Aaa	10,910,000	11,806,693
11.25% 2/15/15	Aaa	14,060,000	21,571,133
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	1,400,000	1,349,250
3.625% 8/31/03	Aaa	6,000,000	6,083,460
5% 2/15/11	Aaa	1,920,000	1,912,800
5% 8/15/11	Aaa	25,400,000	25,320,498
5.75% 11/15/05	Aaa	40,000,000	42,243,600

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
6.125% 8/15/07	Aaa	$ 12,225,000	$ 13,141,875
6.5% 10/15/06	Aaa	5,000,000	5,437,500
TOTAL U.S. TREASURY OBLIGATIONS			150,072,966
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,142,048)			221,445,754
U.S. Government Agency - Mortgage Securities - 34.0%

Fannie Mae - 18.0%
5.5% 9/1/16 to 12/1/16	Aaa	23,030,953	22,642,191
6% 2/1/13 to 2/1/29	Aaa	10,583,441	10,474,710
6% 1/1/31 (d)	Aaa	39,823,673	38,964,975
6.5% 2/1/10 to 10/1/31	Aaa	148,160,597	148,324,366
7% 12/1/24 to 9/1/31	Aaa	14,636,615	14,944,420
7.5% 7/1/07 to 5/1/31	Aaa	26,268,473	27,195,941
8% 3/1/23 to 3/1/30	Aaa	841,620	893,373
8.5% 3/1/25 to 6/1/25	Aaa	12,953	13,864
TOTAL FANNIE MAE			263,453,840
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	Aaa	1,412,472	1,512,049
Government National Mortgage Association - 15.9%
6% 8/15/08 to 4/15/31	Aaa	33,974,346	33,412,065
6.5% 10/15/27 to 12/15/28	Aaa	11,598,882	11,647,112
7% 1/15/28 to 11/15/31	Aaa	64,087,995	65,464,405
7% 1/1/31 (d)	Aaa	29,950,000	30,558,359
7% 1/1/31 (d)	Aaa	1,444,569	1,473,912
7% 1/1/32 (d)	Aaa	82,177,268	83,846,494
7.5% 3/15/06 to 10/15/28	Aaa	5,974,388	6,206,929
8% 2/15/17	Aaa	86,264	91,881
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			232,701,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $496,021,221)			497,667,046
Asset-Backed Securities - 4.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	A1	$ 1,500,000	$ 1,566,401
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	4,045,625
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	735,000	746,685
5.07% 2/15/08	Aaa	4,900,000	4,947,469
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,000,000	4,967,000
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	7,000,000	7,184,790
5.85% 11/16/04	A2	4,000,000	4,062,574
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,434,836
5.71% 9/15/05	A2	755,000	778,151
7.03% 11/15/03	Aaa	209,000	211,939
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	3,080,000	3,144,006
5.09% 10/18/06	Aaa	1,640,000	1,671,263
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,215,469
MBNA Credit Card Master Note Trust:
2.26% 1/15/09 (e)	A2	12,100,000	12,100,000
5.75% 10/15/08	Aaa	1,800,000	1,850,133
Railcar Trust 7.75% 6/1/04	Aaa	309,030	327,379
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,395,233
7.5% 11/15/07	A2	1,300,000	1,376,781
TOTAL ASSET-BACKED SECURITIES (Cost $58,899,563)			60,025,734
Commercial Mortgage Securities - 2.4%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	3,872,981	3,921,998
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (c)(e)	A1	2,636,637	2,628,398
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,180,578
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,095,020
Series 2001-CKN5 Class AX, 1.1177% 9/15/34 (c)(g)	Aaa	32,570,000	2,320,319
Series 1998-C1 Class C, 6.78% 5/17/40	A	5,000,000	4,940,105

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,000,000	$ 3,228,798
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	527,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	525,859
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,081,252
GGP Mall Properties Trust Series 2001-GGPA Class A2, 5.007% 12/15/11 (c)	Aaa	3,496,573	3,381,978
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (c)(e)	Baa3	1,000,000	941,250
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (c)(e)(g)	Aaa	78,570,000	3,179,634
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	3,000,000	3,125,132
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,557,031
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,891,527)			35,634,383
Foreign Government and Government Agency Obligations (h) - 1.6%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	518,260
Chilean Republic 7.125% 1/11/12	Baa1	3,520,000	3,602,720
Malaysian Government yankee 8.75% 6/1/09	Baa2	1,500,000	1,683,705
Manitoba Province yankee 6.75% 3/1/03	Aa1	500,000	524,870
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,880,784
Quebec Province:
yankee 7.125% 2/9/24	A1	250,000	265,100
7% 1/30/07	A1	1,000,000	1,077,780
7.5% 9/15/29	A1	8,550,000	9,367,380
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,285,200
9.875% 2/1/10	Baa3	2,290,000	2,553,350
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,361,814)			22,759,149
Fixed-Income Funds - 3.4%
	Shares	Value (Note 1)
Fidelity® Ultra-Short Central Fund (f) (Cost $50,000,000)	5,000,000	$ 49,900,000
Cash Equivalents - 21.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.82%, dated 12/31/01 due 1/2/02 (Cost $307,083,000)	$ 307,114,063	307,083,000
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,608,071,121)	1,618,344,713
NET OTHER ASSETS - (10.5)%	(154,079,159)
NET ASSETS - 100%	$ 1,464,265,554
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,534,415 or 3.9% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.3%	AAA, AA, A	60.2%
Baa	13.3%	BBB	14.5%
Ba	0.3%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $3,316,150,853 and $2,787,796,859, respectively, of which long-term U.S. government and government agency obligations aggregated $574,704,452 and $2,459,832,689, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,161,583. The weighted average interest rate was 3.3%. Interest earned from the interfund lending program amounted to $11,279 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,608,278,071. Net unrealized appreciation aggregated $10,066,642, of which $18,758,278 related to appreciated investment securities and $8,691,636 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $3,067,000 all of which will expire on December 31, 2008.

A total of 14.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $25,679,400 and repurchase agreements of $307,083,000) (cost $1,608,071,121) - See accompanying schedule		$ 1,618,344,713
Cash		3,925,135
Receivable for fund shares sold		12,613,587
Interest receivable		14,004,928
Total assets		1,648,888,363
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 156,014,880
Payable for fund shares redeemed	1,715,808
Accrued management fee	508,847
Distribution fees payable	3,516
Other payables and accrued expenses	186,770
Collateral on securities loaned, at value	26,192,988
Total liabilities		184,622,809
Net Assets		$ 1,464,265,554
Net Assets consist of:
Paid in capital		$ 1,399,569,360
Undistributed net investment income		59,683,304
Accumulated undistributed net realized gain (loss) on investments		(5,260,702)
Net unrealized appreciation (depreciation) on investments		10,273,592
Net Assets		$ 1,464,265,554
Initial Class: Net Asset Value, offering price and redemption price per share ($1,445,925,032 ÷ 111,917,021 shares)		$12.92
Service Class: Net Asset Value, offering price and redemption price per share ($115,484 ÷ 8,957 shares)		$12.89
Service Class 2: Net Asset Value, offering price and redemption price per share ($18,225,038 ÷ 1,421,226 shares)		$12.82

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 66,344,238
Security lending		108,034
Total income		66,452,272
Expenses
Management fee	$ 4,733,249
Transfer agent fees	761,488
Distribution fees	17,600
Accounting and security lending fees	272,164
Non-interested trustees' compensation	3,471
Custodian fees and expenses	73,970
Audit	13,812
Legal	5,183
Miscellaneous	156,172
Total expenses before reductions	6,037,109
Expense reductions	(7,158)	6,029,951
Net investment income		60,422,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,264,143
Change in net unrealized appreciation (depreciation) on investment securities		2,695,000
Net gain (loss)		20,959,143
Net increase (decrease) in net assets resulting from operations		$ 81,381,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 60,422,321	$ 41,654,684
Net realized gain (loss)	18,264,143	(10,492,303)
Change in net unrealized appreciation (depreciation)	2,695,000	37,499,798
Net increase (decrease) in net assets resulting from operations	81,381,464	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	684,676,925	56,071,728
Total increase (decrease) in net assets	724,019,305	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $59,683,304 and $41,328,235, respectively)	$ 1,464,265,554	$ 740,246,249
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	76,499,188	$ 964,627,665	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(26,813,346)	(339,570,756)	(19,290,975)	(229,327,088)
Net increase (decrease)	53,150,220	$ 667,045,167	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	1,835,171	$ 23,132,398	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(435,939)	(5,551,466)	(147)	(1,778)
Net increase (decrease)	1,402,962	$ 17,625,911	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Income from Investment Operations
Net investment income D	.685 G	.771	.743	.725	.759
Net realized and unrealized gain (loss)	.335 G	.499	(.873)	.335	.291
Total from investment operations	1.020	1.270	(.130)	1.060	1.050
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)
From net realized gain	-	-	(.160)	(.070)	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)
Net asset value, end of period	$ 12.920	$ 12.590	$ 12.160	$ 12.960	$ 12.560
Total Return C	8.46%	11.22%	(1.05)%	8.85%	9.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.54%	.54%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.57%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.57%	.58%
Net investment income	5.47% G	6.50%	6.07%	5.85%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813	$ 324,525
Portfolio turnover rate	278%	154%	87%	239%	191%

Financial Highlights - Service Class

Years ended December 31,	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income D	.674G	.377
Net realized and unrealized gain (loss)	.326G	.403
Total from investment operations	1.000	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.890	$ 12.580
Total Return B, C	8.30%	6.61%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64% A
Expenses net of all reductions	.64%	.64% A
Net investment income	5.37%G	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115	$ 107
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 for Initial Class and $.009 for Service Class and increase net realized and unrealized gain (loss) per share by $.009 for Initial Class and $.009 for Service Class. Without this change the ratio of net investment income to average net assets would have been 5.54% for Initial Class and 5.45% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income E	.643 H	.686
Net realized and unrealized gain (loss)	.327 H	.634
Total from investment operations	.970	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.820	$ 12.540
Total Return B, C, D	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	1.75% A
Expenses net of voluntary waivers, if any	.82%	1.05% A
Expenses net of all reductions	.82%	1.05% A
Net investment income	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,225	$ 229
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 and increase net realized and unrealized gain (loss) per share by $.009. Without this change the ratio of net investment income to average net assets would have been 5.27%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset-based service fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class	-3.36%	25.50%
S&P® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,816 - a 98.16% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's MidCap 400 Index, which returned -0.60% for the 12-month period that ended on December 31, 2001, but substantially outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -12.97% for the same period.

Q. What major factors affected performance during the period?

A. The fund significantly underweighted technology stocks throughout the period. On December 31, 2001, information technology stocks accounted for only 3.6% of the fund's net assets, compared with 18.8% for the S&P MidCap index. Tech stocks were de-emphasized because of concerns over high valuations at a time of slowing industry growth and overbuilt inventories. This defensive posture helped the fund's relative performance in the early part of the year, especially compared to its mutual fund peers, many of which held large technology positions. But it also caused the fund to miss most of the upside when tech rallied in the late spring and again in the fourth quarter of 2001. I made a few changes after I became manager in mid-June, but for the most part maintained a defensive posture. That strategy generally benefited performance during the second half of the year as the economy continued to weaken.

Q. What changes did you make after taking over the fund?

A. I gradually transitioned the portfolio into names I was comfortable owning in expectation of a softening economy. In the consumer area, I chose to underweight cyclical stocks and overweight consumer staples, where I thought earnings growth would be better. I looked for sectors and companies that I thought would continue to grow in spite of economic slowness, so I increased holdings in utilities, energy and health care, and reduced exposure to financial services, a strategy that generally worked well. I also added to the fund's gold position - as a sort of insurance measure against unforeseen world events - and that investment did well for the year. I would've liked to own more technology companies and to have participated in the rally that occurred after the market bottomed in the fall. I believe their valuations are still too high, however, so I intend to be patient as I look to move back into that sector.

Q. The largest contribution to performance came from owning S&P MidCap 400 futures. What was the strategy there?

A. When the market bottomed at the end of September, I realized that it was oversold. Valuations had corrected significantly, and I believed I couldn't afford to have shareholders sitting on the sidelines in too much cash. However, since I was relatively new to managing mid-cap stocks, I didn't have enough individual names that I was comfortable buying en masse. Therefore, I decided to buy MidCap 400 futures as a temporary measure that would give shareholders a chance to participate in the oversold market. The strategy worked well as a timing move. Going forward, it is not my intention to make extensive use of futures.

Q. What individual stocks did the most to help performance?

A. Two names stand out in the energy sector - BJ Services and Suncor Energy. Late in the period, both were selling at attractive valuations and had good upswings in price along with the energy sector in general. Another strong contributor was CVS, the drug store chain, which was bought after a significant price correction. Affiliated Computer Services, a top 10 holding during the period, also was a great stock. This business process outsourcing company, a traditionally steady performer even in down cycles, had 44% earnings growth in 2001.

Q. Which holdings were most responsible for holding back performance?

A. Valuations plummeted significantly for Waters Corp., which provides products and services to the pharmaceutical, chemical and environmental testing industries. Its decelerating earnings growth was likely responsible for some of that contraction. Sumitomo, the Japanese banking company, was a disappointment as well. I bought it because I think it's a high-quality name, but it underperformed as a result of ongoing difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. Growth stocks did quite well after the market bottomed. Valuations are still high on an absolute basis. And we're still not sure how robust any recovery will be. For those reasons, I think that the market may take a bit of a rest in the near term, and value-style investing may come back into vogue. The strategy I'll pursue is to look for companies with good balance sheets, good visibility in understandable businesses, and multiples that are a bit lower and earnings growth that is a bit faster than the market average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2001, more than $1.1 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Superior Industries International, Inc.	96,900	$ 3,900,225
Distributors - 0.5%
Handleman Co. (a)	378,400	5,619,240
Hotels, Restaurants & Leisure - 1.8%
Jack in the Box, Inc. (a)	29,180	803,617
Sonic Corp. (a)	496,100	17,859,600
Wendy's International, Inc.	81,400	2,374,438
WMS Industries, Inc. (a)	8,600	172,000
		21,209,655
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	38,200	1,588,738
Furniture Brands International, Inc. (a)	36,300	1,162,326
Ryland Group, Inc.	113,100	8,278,920
		11,029,984
Leisure Equipment & Products - 0.5%
Mattel, Inc.	105,100	1,807,720
Oakley, Inc. (a)	225,500	3,666,630
		5,474,350
Media - 0.0%
Westwood One, Inc. (a)	4,200	126,210
Multiline Retail - 0.3%
Factory 2-U Stores, Inc. (a)	148,700	2,979,948
Specialty Retail - 1.6%
AutoZone, Inc. (a)	51,400	3,690,520
Galyan's Trading Co., Inc.	250,000	3,560,000
Michaels Stores, Inc. (a)	163,100	5,374,145
O'Reilly Automotive, Inc. (a)	51,900	1,892,793
Pier 1 Imports, Inc.	261,000	4,525,740
		19,043,198
Textiles & Apparel - 1.3%
Columbia Sportswear Co. (a)	220,800	7,352,640
Liz Claiborne, Inc.	18,470	918,883
Quiksilver, Inc. (a)	236,300	4,064,360
Vans, Inc. (a)	200,200	2,550,548
		14,886,431
TOTAL CONSUMER DISCRETIONARY		84,269,241
CONSUMER STAPLES - 12.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	243,600	5,724,600
Food & Drug Retailing - 3.5%
CVS Corp.	1,066,100	31,556,560
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	2,643,840
George Weston Ltd.	43,450	2,822,776
Performance Food Group Co. (a)	71,100	2,500,587
Whole Foods Market, Inc. (a)	3,300	143,748
		39,667,511

	Shares	Value (Note 1)
Food Products - 7.3%
Archer-Daniels-Midland Co.	288,645	$ 4,142,056
Dean Foods Co. (a)	358,200	24,429,240
H.J. Heinz Co.	42,200	1,735,264
Hershey Foods Corp.	325,400	22,029,580
Hormel Foods Corp.	64,100	1,722,367
McCormick & Co., Inc. (non-vtg.)	271,600	11,399,052
Nestle SA (Reg.)	17,000	3,630,550
Smithfield Foods, Inc. (a)	571,200	12,589,248
Wm. Wrigley Jr. Co.	51,800	2,660,966
		84,338,323
Personal Products - 0.4%
Alberto-Culver Co. Class B	102,000	4,563,480
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,531,590
TOTAL CONSUMER STAPLES		143,825,504
ENERGY - 10.3%
Energy Equipment & Services - 6.3%
BJ Services Co. (a)	736,660	23,904,617
ENSCO International, Inc.	44,910	1,116,014
GlobalSantaFe Corp.	246,050	7,017,346
National-Oilwell, Inc. (a)	588,600	12,131,046
Smith International, Inc. (a)	13,700	734,594
Tidewater, Inc.	374,850	12,707,415
Varco International, Inc. (a)	745,548	11,168,302
W-H Energy Services, Inc. (a)	207,100	3,945,255
		72,724,589
Oil & Gas - 4.0%
Ashland, Inc.	48,600	2,239,488
Devon Energy Corp.	0	15
Equitable Resources, Inc.	88,800	3,025,416
Occidental Petroleum Corp.	91,900	2,438,107
Suncor Energy, Inc.	580,700	19,118,296
Sunoco, Inc.	64,600	2,412,164
USX - Marathon Group	345,800	10,374,000
Valero Energy Corp.	172,500	6,575,700
		46,183,186
TOTAL ENERGY		118,907,775
FINANCIALS - 10.3%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	73,196	2,879,531
Diversified Financials - 1.1%
Sumitomo Trust & Banking Ltd.	3,268,000	13,204,040
Insurance - 6.0%
AFLAC, Inc.	21,500	528,040
Alleghany Corp.	76,800	14,780,160
Allmerica Financial Corp.	145,900	6,499,845
Arthur J. Gallagher & Co.	50,300	1,734,847
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,635,600
Class B (a)	2,543	6,421,075
Everest Re Group Ltd.	52,880	3,738,616
Hilb, Rogal & Hamilton Co.	22,200	1,244,310
Mercury General Corp.	49,100	2,143,706
MIIX Group, Inc.	39,400	480,680
Ohio Casualty Corp.	99,100	1,590,555
Old Republic International Corp.	139,400	3,904,594
PartnerRe Ltd.	28,100	1,517,400
Principal Financial Group, Inc.	140,200	3,364,800
ProAssurance Corp. (a)	33,800	594,204
Progressive Corp.	21,300	3,180,090
Protective Life Corp.	78,880	2,281,998
Prudential Financial, Inc.	8,000	265,520
RenaissanceRe Holdings Ltd.	14,100	1,345,140
SCPIE Holding, Inc.	45,700	1,336,725
StanCorp Financial Group, Inc.	7,542	356,360
W.R. Berkley Corp.	76,800	4,124,160
Zenith National Insurance Corp.	300	8,382
		69,076,807
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	268,800	12,292,224
Duke Realty Corp.	872,600	21,230,358
		33,522,582
TOTAL FINANCIALS		118,682,960
HEALTH CARE - 13.0%
Biotechnology - 0.6%
Charles River Labs International, Inc. (a)	4,900	164,052
Invitrogen Corp. (a)	51,300	3,177,009
Sepracor, Inc. (a)	41,160	2,348,590
Techne Corp. (a)	32,900	1,212,365
		6,902,016
Health Care Equipment & Supplies - 2.6%
Apogent Technologies, Inc.	156,700	4,042,860
Becton, Dickinson & Co.	55,000	1,823,250
Biomet, Inc.	99,450	3,073,005
DENTSPLY International, Inc.	5,200	261,040
Guidant Corp. (a)	136,100	6,777,780
Invacare Corp.	80,300	2,706,913
St. Jude Medical, Inc. (a)	111,500	8,657,975
Vital Signs, Inc.	68,300	2,383,670
		29,726,493
Health Care Providers & Services - 3.6%
AmeriPath, Inc. (a)	182,000	5,871,320
Andrx Group (a)	62,100	4,372,461
Centene Corp.	2,300	50,485

	Shares	Value (Note 1)
First Health Group Corp. (a)	52,100	$ 1,288,954
McKesson Corp.	196,500	7,349,100
Pharmaceutical Product Development, Inc. (a)	388,400	12,549,204
RehabCare Group, Inc. (a)	303,700	8,989,520
Res-Care, Inc. (a)	178,900	1,583,265
		42,054,309
Pharmaceuticals - 6.2%
Alpharma, Inc. Class A	1,403,000	37,109,346
American Pharmaceutical Partners, Inc.	15,000	312,000
Atrix Laboratories, Inc. (a)	80,000	1,648,800
Barr Laboratories, Inc. (a)	26,800	2,126,848
Biovail Corp. (a)	68,500	3,826,979
King Pharmaceuticals, Inc. (a)	0	14
Mylan Laboratories, Inc.	194,100	7,278,750
Perrigo Co. (a)	211,600	2,501,112
SICOR, Inc. (a)	662,800	10,392,704
Watson Pharmaceuticals, Inc. (a)	190,300	5,973,517
		71,170,070
TOTAL HEALTH CARE		149,852,888
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp. Class B	305	14,183
United Defense Industries, Inc.	4,000	84,200
		98,383
Air Freight & Couriers - 0.0%
Expeditors International of Washington, Inc.	2,200	125,290
Forward Air Corp. (a)	7,285	247,107
		372,397
Building Products - 1.4%
American Standard Companies, Inc. (a)	113,830	7,766,621
York International Corp.	218,400	8,327,592
		16,094,213
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	3,000	80,700
Avery Dennison Corp.	34,300	1,938,979
ChoicePoint, Inc. (a)	100,500	5,094,345
DeVry, Inc. (a)	304,300	8,657,335
eFunds Corp. (a)	442,100	6,078,875
Ionics, Inc. (a)	113,200	3,399,396
Valassis Communications, Inc. (a)	157,800	5,620,836
		30,870,466
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	213,700	3,570,927
Fluor Corp.	26,000	972,400
		4,543,327
Electrical Equipment - 0.3%
C&D Technologies, Inc.	149,690	3,420,417
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.3%
Danaher Corp.	34,800	$ 2,098,788
Flowserve Corp. (a)	97,800	2,602,458
Pall Corp.	313,300	7,537,998
Parker Hannifin Corp.	32,300	1,482,893
Tennant Co.	18,800	697,480
		14,419,617
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	31,600	901,548
C.H. Robinson Worldwide, Inc.	44,650	1,291,055
Canadian National Railway Co.	142,500	6,867,146
Norfolk Southern Corp.	70,000	1,283,100
		10,342,849
TOTAL INDUSTRIALS		80,161,669
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.5%
SBA Communications Corp. Class A (a)	474,700	6,180,594
Computers & Peripherals - 0.1%
Netscreen Technologies, Inc. (a)	900	19,917
O2Micro International Ltd. (a)	40,500	974,025
		993,942
Electronic Equipment & Instruments - 1.0%
Anritsu Corp.	633,000	5,062,269
Diebold, Inc.	42,200	1,706,568
Waters Corp. (a)	126,520	4,902,650
		11,671,487
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	109,120	11,580,906
SunGard Data Systems, Inc. (a)	273,960	7,925,663
		19,506,569
Semiconductor Equipment & Products - 0.1%
Cypress Semiconductor Corp. (a)	41,100	819,123
Software - 0.2%
Borland Software Corp. (a)	7,700	120,582
Cadence Design Systems, Inc. (a)	9,600	210,432
Lawson Software, Inc.	2,000	31,500
Nassda Corp.	600	13,494
Numerical Technologies, Inc. (a)	14,200	499,840
Sanchez Computer Associates, Inc. (a)	180,100	1,539,855
		2,415,703
TOTAL INFORMATION TECHNOLOGY		41,587,418
MATERIALS - 14.2%
Chemicals - 2.3%
Agrium, Inc.	428,100	4,532,222
Calgon Carbon Corp.	185,300	1,547,255
Ecolab, Inc.	2,900	116,725

	Shares	Value (Note 1)
IMC Global, Inc.	216,500	$ 2,814,500
Lyondell Chemical Co.	29,480	422,448
Potash Corp. of Saskatchewan	100,620	6,174,007
Praxair, Inc.	84,600	4,674,150
Sigma Aldrich Corp.	144,200	5,682,922
		25,964,229
Containers & Packaging - 3.5%
Ball Corp.	34,312	2,425,858
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	141,500	2,568,225
Pactiv Corp. (a)	1,019,500	18,096,125
Sealed Air Corp. (a)	336,900	13,752,258
Silgan Holdings, Inc. (a)	53,000	1,386,480
Smurfit-Stone Container Corp. (a)	78,000	1,245,660
		40,175,706
Metals & Mining - 7.6%
Agnico-Eagle Mines Ltd.	1,072,430	10,578,758
Alcan, Inc.	76,700	2,754,087
Allegheny Technologies, Inc.	91,900	1,539,325
Antofagasta PLC	62,400	480,620
Barrick Gold Corp.	449,440	7,186,635
Century Aluminum Co.	32,200	430,192
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,491,646
Meridian Gold, Inc. (a)	1,992,400	20,467,291
Newmont Mining Corp.	940,280	17,968,751
Nucor Corp.	39,400	2,086,624
Phelps Dodge Corp.	64,300	2,083,320
Placer Dome, Inc.	586,530	6,412,178
Teck Cominco Ltd. Class B (sub. vtg.)	1,793,500	14,333,576
Worthington Industries, Inc.	24,000	340,800
		88,153,803
Paper & Forest Products - 0.8%
Bowater, Inc.	33,500	1,597,950
International Paper Co.	96,300	3,885,705
Mead Corp.	34,600	1,068,794
Weyerhaeuser Co.	57,000	3,082,560
		9,635,009
TOTAL MATERIALS		163,928,747
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	315,100	10,335,280
Citizens Communications Co. (a)	793,100	8,454,446
		18,789,726
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	321,870	3,277,855
TOTAL TELECOMMUNICATION SERVICES		22,067,581
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 6.2%
Electric Utilities - 3.4%
DPL, Inc.	115,000	$ 2,769,200
FirstEnergy Corp.	620,000	21,687,600
NSTAR	162,800	7,301,580
Southern Co.	81,500	2,066,025
TXU Corp.	116,700	5,502,405
		39,326,810
Gas Utilities - 0.8%
KeySpan Corp.	81,000	2,806,650
NiSource, Inc.	91,370	2,106,992
Sempra Energy	36,000	883,800
Southwestern Energy Co. (a)	349,000	3,629,600
		9,427,042
Multi-Utilities - 2.0%
SCANA Corp.	797,400	22,191,642
TOTAL UTILITIES		70,945,494
TOTAL COMMON STOCKS (Cost $902,261,215)		994,229,277
U.S. Treasury Obligations - 0.5%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.2% 1/3/02 to 3/21/02 (Cost $5,484,948)	-	$ 5,500,000	5,485,373
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	142,959,162	142,959,162
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	17,279,700	17,279,700
TOTAL MONEY MARKET FUNDS (Cost $160,238,862)		160,238,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,067,985,025)		1,159,953,512
NET OTHER ASSETS - (0.7)%		(7,998,246)
NET ASSETS - 100%		$ 1,151,955,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,402,828,991 and $1,201,749,766, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $40,595,074, respectively.

The market value of futures contracts opened and closed during the period amounted to $94,535,037 and $105,803,224, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,816 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	9.2
Japan	1.5
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,070,872,063. Net unrealized appreciation aggregated $89,081,449, of which $115,678,783 related to appreciated investment securities and $26,597,334 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $16,832,230) (cost $1,067,985,025) - See accompanying schedule		$ 1,159,953,512
Cash		72,131
Receivable for investments sold		12,302,884
Receivable for fund shares sold		3,287,375
Dividends receivable		699,618
Interest receivable		230,849
Other receivables		196,560
Total assets		1,176,742,929
Liabilities
Payable for investments purchased	$ 5,411,198
Payable for fund shares redeemed	1,492,216
Accrued management fee	534,374
Distribution fees payable	70,175
Collateral on securities loaned, at value	17,279,700
Total liabilities		24,787,663
Net Assets		$ 1,151,955,266
Net Assets consist of:
Paid in capital		$ 1,110,972,784
Undistributed net investment income		9,876,712
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,862,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,968,086
Net Assets		$ 1,151,955,266
Initial Class: Net Asset Value, offering price and redemption price per share ($574,934,085 ÷ 29,340,172 shares)		$19.60
Service Class: Net Asset Value, offering price and redemption price per share ($366,664,961 ÷ 18,762,671 shares)		$19.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($210,356,220 ÷ 10,791,254 shares)		$19.49

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 8,661,391
Interest		8,023,289
Security lending		93,870
Total income		16,778,550
Expenses
Management fee	$ 5,753,040
Transfer agent fees	671,722
Distribution fees	625,199
Accounting and security lending fees	262,864
Non-interested trustees' compensation	3,340
Custodian fees and expenses	61,322
Registration fees	15
Audit	27,192
Legal	7,149
Miscellaneous	76,489
Total expenses before reductions	7,488,332
Expense reductions	(661,974)	6,826,358
Net investment income		9,952,192
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(32,888,181)
Foreign currency transactions	(75,194)
Futures contracts	11,268,187	(21,695,188)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,912,478)
Assets and liabilities in foreign currencies	616	(14,911,862)
Net gain (loss)		(36,607,050)
Net increase (decrease) in net assets resulting from operations		$ (26,654,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 9,952,192	$ 3,463,098
Net realized gain (loss)	(21,695,188)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(14,911,862)	102,504,149
Net increase (decrease) in net assets resulting from operations	(26,654,858)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	233,603,651	854,104,079
Total increase (decrease) in net assets	206,948,793	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $9,876,712 and $0, respectively)	$ 1,151,955,266	$ 945,006,473
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,676,112	$ 182,558,139	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(9,413,601)	(173,494,579)	(1,207,719)	(23,158,134)
Net increase (decrease)	262,511	$ 9,063,560	28,963,303	$ 553,531,748
Service Class Sold	9,095,820	$ 170,632,678	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(4,323,424)	(80,200,595)	(1,662,521)	(31,588,706)
Net increase (decrease)	4,772,396	$ 90,432,083	12,290,357	$ 230,943,018
Service Class 2 A Sold	8,986,545	$ 167,539,684	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(1,810,628)	(33,431,676)	(234,954)	(4,248,922)
Net increase (decrease)	7,175,917	$ 134,108,008	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.19	.00	.00
Net realized and unrealized gain (loss)	(.86)	4.95	5.05	.31
Total from investment operations	(.66)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.62%	.69%	.97%	1.00% A
Net investment income (loss)	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.17	(.01)	.00
Net realized and unrealized gain (loss)	(.86)	4.93	5.05	.31
Total from investment operations	(.68)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income E	.15	.14
Net realized and unrealized gain (loss)	(.86)	5.35
Total from investment operations	(.71)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 19.49	$ 20.20
Total Return B, C, D	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.99% A
Expenses net of voluntary waivers, if any	.94%	.99% A
Expenses net of all reductions	.88%	.94% A
Net investment income	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,356	$ 73,039
Portfolio turnover rate	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Performance

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class	4.10%	5.28%	4.90%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01
Fidelity VIP:
Money Market -
Service Class	2.00%	3.13%	3.82%	5.08%	6.25%
MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2001?

A. During the entire period, the Federal Reserve Board moved aggressively to bolster economic growth. The Fed opened the year with a surprise cut in the rate banks charge each other for overnight loans - known as the fed funds target rate - and continued to lower it through the first eight months of 2001. As August turned to September, the market was divided as to whether the economy was recovering or if more Fed rate cuts were in the offing. Then came the events of September 11. From that point on, the terrorist attacks and their aftereffects were the most influential developments. After September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the fed funds rate on September 17, when the markets reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 6.50% at the beginning of the period down to 1.75% at the end of 2001.

Q. What other economic developments had an effect on money markets in 2001?

A. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity, in order to lock in yields before they declined. More recently, we sought to maintain a longer average maturity than our peers because we believed that current yields factor in aggressive interest-rate increases by the Fed that we don't think will occur. I focused the portfolio on government agency discount notes, due to concerns regarding the credit quality of longer-term corporate obligations. In addition, issuance of corporate paper declined as funding needs diminished during the economic slowdown, while agency issuance increased significantly. These developments, in turn, made government securities more attractively valued than many corporate alternatives.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Federal Reserve Board, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that the economy has reached a bottom and may be headed toward a recovery. Consumer spending has remained steady, inventories have declined and lower interest rates have helped sustain the housing market. In fact, some believe that the rebound will come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, our feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2001, more than $2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Certificates of Deposit - 48.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
J.P. Morgan Chase Bank
3/11/02	1.75%	$ 30,000,000	$ 30,000,000
London Branch, Eurodollar, Foreign Banks - 25.0%
Abbey National Treasury Services PLC
2/20/02	3.50	60,000,000	60,000,000
ABN-AMRO Bank NV
4/23/02	2.21	55,000,000	55,000,000
Alliance & Leicester PLC
2/13/02	1.92	5,000,000	5,000,030
4/26/02	2.23	5,000,000	5,000,079
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	10,000,000	10,011,677
Bank of Nova Scotia
2/6/02	1.90	40,000,000	40,000,000
Bank of Scotland Treasury Services PLC
2/4/02	1.95	10,000,000	10,000,000
2/6/02	3.56	15,000,000	15,000,127
Barclays Bank PLC
1/22/02	2.05	10,000,000	10,000,000
2/19/02	1.84	15,000,000	15,000,000
Bayerische Hypo-und Vereinsbank AG
2/22/02	2.29	10,000,000	10,000,000
3/11/02	1.86	10,000,000	10,000,000
5/29/02	2.15	15,000,000	15,000,000
Bayerische Landesbank Girozentrale
5/23/02	2.10	15,000,000	14,997,051
Commerzbank AG
2/4/02	1.93	5,000,000	5,007,711
Credit Agricole Indosuez
2/8/02	1.90	25,000,000	25,003,401
5/20/02	2.02	15,000,000	15,000,000
Dresdner Bank AG
2/7/02	1.88	20,000,000	20,000,000
3/11/02	1.90	20,000,000	20,000,000
5/23/02	2.10	10,000,000	9,999,205
Halifax PLC
2/11/02	1.90	5,000,000	5,000,000
2/14/02	1.78	25,000,000	25,000,000
3/12/02	1.76	25,000,000	25,001,928
ING Bank NV
2/7/02	1.87	5,000,000	5,000,000
2/7/02	1.88	5,000,000	5,000,000
2/13/02	3.50	5,000,000	5,000,000
2/19/02	3.47	40,000,000	40,000,000
3/18/02	1.82	10,000,000	10,000,000
5/23/02	2.08	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
4/25/02	2.24	5,000,000	5,000,000
5/7/02	2.08	30,000,000	30,001,037

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Lloyds TSB Bank PLC
2/19/02	1.92%	$ 50,000,000	$ 50,000,000
4/2/02	2.30	25,000,000	25,007,992
Merita Bank PLC
2/13/02	1.91	5,000,000	5,000,000
Nationwide Building Society
2/6/02	1.92	5,000,000	5,000,025
Norddeutsche Landesbank Girozentrale
2/1/02	1.86	5,000,000	5,000,808
3/18/02	1.80	40,000,000	40,000,420
UBS AG
5/3/02	3.60	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
2/20/02	3.52	5,000,000	5,000,034
5/29/02	2.18	10,000,000	10,000,000
			700,031,525
New York Branch, Yankee Dollar, Foreign Banks - 22.9%
Bank of Scotland Treasury Services PLC
3/4/02	3.30	30,000,000	30,002,957
Bayerische Hypo-und Vereinsbank AG
2/6/02	1.90	5,000,000	5,000,894
2/11/02	1.85	10,000,000	10,002,119
2/15/02	1.92	35,000,000	35,000,000
BNP Paribas SA
2/20/02	3.50	10,000,000	10,000,000
2/22/02	2.28	10,000,000	10,000,000
3/7/02	1.85	15,000,000	15,000,000
3/22/02	2.26	10,000,000	10,000,000
3/26/02	2.20	25,000,000	25,000,000
4/24/02	2.22	10,000,000	10,000,000
5/6/02	3.63	20,000,000	20,000,000
Commerzbank AG
2/7/02	1.91	10,000,000	10,000,000
Credit Agricole Indosuez
5/8/02	1.95	20,000,000	20,000,000
5/21/02	2.10	10,000,000	10,000,000
Credit Suisse First Boston Bank
1/22/02	1.90	50,000,000	50,000,000
Deutsche Bank AG
1/1/02	2.06 (a)	50,000,000	49,981,301
1/7/02	1.98 (a)	50,000,000	49,972,137
Dexia Bank SA
1/14/02	1.80 (a)	5,000,000	4,997,575
2/8/02	2.08	10,000,000	10,000,000
National Westminster Bank PLC
7/5/02	4.10	30,000,000	29,996,858
Norddeutsche Landesbank Girozentrale
4/30/02	2.10	5,000,000	4,999,996
Royal Bank of Canada
1/7/02	2.01 (a)	25,000,000	24,991,873
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
1/22/02	1.83% (a)	$ 10,000,000	$ 9,996,142
11/20/02	2.55	28,500,000	28,458,872
Royal Bank of Scotland PLC
2/7/02	1.87	35,000,000	35,000,000
2/19/02	1.93	10,000,000	10,000,000
Societe Generale
1/14/02	1.80 (a)	5,000,000	4,997,718
UBS AG
5/20/02	2.01	16,000,000	16,000,000
6/10/02	1.96	56,000,000	56,000,000
11/27/02	2.56	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	10,000,000	10,000,000
			640,398,442
TOTAL CERTIFICATES OF DEPOSIT			1,370,429,967
Commercial Paper - 24.9%

American Home Products Corp.
1/29/02	1.98	5,000,000	4,992,300
Amsterdam Funding Corp.
2/5/02	1.89	25,000,000	24,954,306
AT&T Corp.
1/23/02	3.28	10,000,000	9,980,139
CBA Finance, Inc.
2/5/02	2.09	15,000,000	14,969,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/02	1.82	5,000,000	4,994,439
Commerzbank U.S. Finance, Inc.
2/6/02	1.93	35,000,000	34,932,625
Delaware Funding Corp.
1/9/02	1.98	10,198,000	10,193,513
Dexia Delaware LLC
3/12/02	1.75	20,000,000	19,932,333
Dominion Resources, Inc.
1/17/02	2.71	5,000,000	4,994,000
Enterprise Funding Corp.
1/9/02	2.00	4,372,000	4,370,057
1/22/02	2.10	25,000,000	24,969,521
Falcon Asset Securitization Corp.
1/16/02	2.00	13,000,000	12,989,167
1/23/02	1.90	26,165,000	26,134,620
Ford Motor Credit Co.
1/30/02	2.63	5,000,000	4,989,447
2/4/02	2.63	5,000,000	4,987,628
3/4/02	2.82	4,000,000	3,980,711
3/11/02	2.74	8,000,000	7,958,293
3/11/02	2.79	5,000,000	4,973,454

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
GE Capital International Funding, Inc.
3/21/02	1.82%	$ 25,000,000	$ 24,900,701
General Electric Capital Corp.
2/13/02	2.30	10,000,000	9,972,767
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	50,000,000	49,657,778
5/6/02	2.07	17,000,000	16,878,993
General Electric Capital Services, Inc.
3/11/02	3.41	12,500,000	12,419,859
3/12/02	3.45	10,000,000	9,934,083
5/21/02	2.10	10,000,000	9,919,111
General Mills, Inc.
1/14/02	2.63	5,000,000	4,995,269
1/30/02	2.51	5,000,000	4,989,931
3/1/02	2.72	5,000,000	4,977,875
3/1/02	2.74	5,000,000	4,977,711
Jupiter Securitization Corp.
1/17/02	2.00	31,190,000	31,162,276
1/29/02	1.90	20,000,000	19,970,444
Montauk Funding Corp.
2/19/02	2.32	10,000,000	9,968,694
New Center Asset Trust
2/1/02	1.92	15,000,000	14,975,329
Newport Funding Corp.
3/11/02	1.91	10,000,000	9,963,583
Phillips Petroleum Co.
1/29/02	2.53	5,000,000	4,990,200
Quincy Capital Corp.
1/7/02	1.97	12,293,000	12,288,964
Santander Finance, Inc.
2/13/02	3.53	15,000,000	14,937,919
2/15/02	1.93	15,000,000	14,964,000
3/5/02	1.87	25,000,000	24,918,625
Sears Roebuck Acceptance Corp.
2/4/02	3.07	5,000,000	4,985,597
2/7/02	3.28	9,000,000	8,969,938
Sheffield Receivables Corp.
1/7/02	1.95	25,666,000	25,657,659
1/23/02	2.11	30,110,000	30,071,359
Tyco International Group SA
1/17/02	2.21	10,000,000	9,990,222
1/31/02	2.00	5,000,000	4,991,667
UBS Finance, Inc.
2/13/02	1.76	15,000,000	14,968,646
Windmill Funding Corp.
1/31/02	1.88	25,000,000	24,960,833
2/12/02	1.86	5,000,000	4,989,208
2/26/02	1.86	25,000,000	24,928,056
TOTAL COMMERCIAL PAPER			696,532,939
Federal Agencies - 10.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 9.3%
Agency Coupons - 1.8%
1/2/02	1.56% (a)	$ 50,000,000	$ 49,975,914
Discount Notes - 7.5%
2/22/02	4.05	25,000,000	24,858,444
4/19/02	3.98	25,000,000	24,712,750
5/3/02	4.03	40,000,000	39,474,044
5/16/02	1.91	46,000,000	45,673,975
7/15/02	1.89	50,000,000	49,493,542
7/26/02	3.61	25,000,000	24,500,736
			208,713,491
			258,689,405
Federal Home Loan Bank - 0.7%
Discount Notes - 0.7%
6/19/02	1.85	20,085,000	19,912,453
TOTAL FEDERAL AGENCIES			278,601,858
Bank Notes - 1.4%

American Express Centurion Bank
1/15/02	1.87 (a)	5,000,000	5,000,000
Bank One NA, Chicago
1/17/02	2.00 (a)	25,000,000	25,034,904
U.S. Bank NA, Minnesota
5/23/02	2.22	10,000,000	10,000,000
TOTAL BANK NOTES			40,034,904
Master Notes - 1.4%

General Motors Acceptance Corp. Mortgage Credit
1/22/02	3.17	20,000,000	19,963,170
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	20,000,000	20,000,000
TOTAL MASTER NOTES			39,963,170
Medium-Term Notes - 5.0%

Alliance & Leicester Group Treasury PLC
1/24/02	2.42 (a)	5,000,000	5,000,567
Asset Securitization Cooperative Corp.
1/28/02	1.90 (a)	10,000,000	10,000,000
AT&T Corp.
2/6/02	3.33 (a)	25,000,000	25,000,000
BMW U.S. Capital Corp.
1/23/02	1.93 (a)	5,000,000	5,000,000
6/7/02	4.25	5,000,000	4,997,084
Citigroup, Inc.
1/14/02	1.91 (a)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
1/1/02	2.25 (a)(b)	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
1/22/02	1.87% (a)	$ 25,000,000	$ 25,000,000
Harwood Street Funding I LLC
1/21/02	2.06 (a)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
1/21/02	1.96 (a)	5,000,000	5,000,000
Northern Rock PLC
1/14/02	1.94 (a)	10,000,000	10,000,025
Variable Funding Capital Corp.
1/9/02	2.00 (a)	15,000,000	14,999,596
1/22/02	1.88 (a)	5,000,000	4,999,652
TOTAL MEDIUM-TERM NOTES			139,996,924
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/02	2.76 (a)(b)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/02	2.28 (a)(b)	5,000,000	5,000,000
1/1/02	2.31 (a)(b)	5,000,000	5,000,000
New York Life Insurance Co.
2/28/02	2.18 (a)(b)	5,000,000	5,000,000
4/1/02	2.03 (a)(b)	15,000,000	15,000,000
Pacific Life Insurance Co.
3/7/02	2.08 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/02	2.40 (a)(b)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			67,000,000
Repurchase Agreements - 4.0%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 12/31/01 due 1/2/02 At 1.82%	$ 365,037	365,000
With J.P. Morgan Securities At 1.94%, dated 12/31/01 due 1/2/02 (Corporate Obligations) (principal amount $112,583,000) 0% - 8.20%, 2/15/02 - 7/2/19	112,012,071	112,000,000
TOTAL REPURCHASE AGREEMENTS		112,365,000
TOTAL INVESTMENT PORTFOLIO - 98.0%	2,744,924,762
NET OTHER ASSETS - 2.0%	54,863,825
NET ASSETS - 100%	$ 2,799,788,587
Total Cost for Income Tax Purposes $ 2,744,924,762
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 2.25%, 1/1/02	3/30/01	$ 15,000,000
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 20,000,000
Jackson National Life Insurance Co. 2.76%, 1/2/02	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 2.28%, 1/1/02	9/17/98	$ 5,000,000
2.31%, 1/1/02	3/12/99	$ 5,000,000
New York Life Insurance Co.: 2.03%, 4/1/02	12/20/01	$ 15,000,000
2.18%, 2/28/02	8/27/01	$ 5,000,000
Pacific Life Insurance Co. 2.08%, 3/7/02	9/6/01	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 15,000,000
Transamerica Occidental Life Insurance Co. 2.4%, 2/1/02	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $102,000,000 or 3.6% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $52,558,500. The weighted average interest rate was 3.88%. Interest earned from the interfund lending program amounted to $34,022 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $112,365,000) - See accompanying schedule		$ 2,744,924,762
Cash		552
Receivable for fund shares sold		59,680,734
Interest receivable		6,619,820
Total assets		2,811,225,868
Liabilities
Payable for fund shares redeemed	$ 10,826,983
Accrued management fee	459,090
Distribution fees payable	7,415
Other payables and accrued expenses	143,793
Total liabilities		11,437,281
Net Assets		$ 2,799,788,587
Net Assets consist of:
Paid in capital		$ 2,799,787,736
Accumulated net realized gain (loss) on investments		851
Net Assets		$ 2,799,788,587
Initial Class: Net Asset Value, offering price and redemption price per share ($2,753,378,620 ÷ 2,753,362,976 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($6,142,790 ÷ 6,142,755 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,267,177 ÷ 40,266,949 shares)		$1.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 112,413,922
Expenses
Management fee	$ 4,759,319
Transfer agent fees	1,748,361
Distribution fees	32,220
Accounting fees and expenses	239,506
Non-interested trustees' compensation	9,025
Custodian fees and expenses	61,970
Registration fees	687
Audit	29,229
Legal	12,788
Miscellaneous	405,785
Total expenses		7,298,890
Net investment income		105,115,032
Net Realized Gain (Loss) on Investments		71,154
Net increase in net assets resulting from operations		$ 105,186,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 105,115,032	$ 129,065,682
Net realized gain (loss)	71,154	31,844
Net increase (decrease) in net assets resulting from operations	105,186,186	129,097,526
Distributions to shareholders from net investment income	(105,115,032)	(129,065,682)
Share transactions - net increase (decrease)	566,164,645	294,030,275
Total increase (decrease) in net assets	566,235,799	294,062,119
Net Assets
Beginning of period	2,233,552,788	1,939,490,669
End of period	$ 2,799,788,587	$ 2,233,552,788
Other Information:
	Year ended December 31, 2001	Year ended December 31, 2000
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 6,279,947,605	$ 5,928,688,982
Reinvestment of distributions from net investment income	104,611,787	128,280,587
Cost of shares redeemed	(5,864,593,497)	(5,763,150,248)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 519,965,895	$ 293,819,321
Service Class A Proceeds from sales of shares	$ 7,671,735	$ 100,000
Reinvestment of distributions from net investment income	50,876	3,061
Cost of shares redeemed	(1,682,917)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 6,039,694	$ 103,061
Service Class 2 B Proceeds from sales of shares	$ 244,909,763	$ 102,001
Reinvestment of distributions from net investment income	452,369	5,900
Cost of shares redeemed	(205,203,076)	(8)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 40,159,056	$ 107,893
Distributions From net investment income Initial Class	$ 104,611,787	$ 129,056,642
Service Class A	50,876	3,095
Service Class 2 B	452,369	5,945
Total	$ 105,115,032	$ 129,065,682

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.041	.062	.050	.053	.053
Less Distributions
From net investment income	(.041)	(.062)	(.050)	(.053)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return C	4.18%	6.30%	5.17%	5.46%	5.51%
Ratios to Average Net Assets F
Expenses before expense reductions	.28%	.33%	.27%	.30%	.31%
Expenses net of voluntary waivers, if any	.28%	.33%	.27%	.30%	.31%
Expenses net of all reductions	.28%	.33%	.27%	.30%	.31%
Net investment income	3.99%	6.18%	5.06%	5.33%	5.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794

Financial Highlights - Service Class

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.040	.031
Less Distributions
From net investment income	(.040)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.45% A
Expenses net of all reductions	.39%	.45% A
Net investment income	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.039	.058
Less Distributions
From net investment income	(.039)	(.058)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.55%	.96% A
Expenses net of voluntary waivers, if any	.55%	.60% A
Expenses net of all reductions	.55%	.60% A
Net investment income	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Balanced Portfolio. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Growth & Income, Growth Opportunities, and Mid Cap Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Asset Manager: Growth	$ 10,153,088	$ (54,724,175)
Balanced	$ 8,741,255	$ (12,626,374)
Growth & Income	$ 14,782,356	$ (49,149,293)
Growth Opportunities	$ 8,064,821	$ (180,430,678)
Investment Grade Bond	$ 58,372,899	$ (3,066,791)
Mid Cap	$ 9,876,712	$ (58,213,586)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager: Growth
Initial Class	$ 12,927,664	$ 15,579,493
Service Class	322,572	409,753
Service Class 2	93,628	115,803
	$ 13,343,864	$ 16,105,049
Balanced
Initial Class	$ 9,051,388	$ -
Service Class	946,241	-
Service Class 2	205,228	-
	$ 10,202,857	$ -
Growth & Income
Initial Class	$ 12,653,429	$ 40,624,166
Service Class	2,643,908	8,959,911
Service Class 2	203,456	653,201
	$ 15,500,793	$ 50,237,278
Growth Opportunities
Initial Class	$ 3,172,127	$ -
Service Class	785,129	-
Service Class 2	99,535	-
	$ 4,056,791	$ -
Investment Grade Bond
Initial Class	$ 41,988,258	$ -
Service Class	5,847	-
Service Class 2	44,979	-
	$ 42,039,084	$ -

There were no significant book-to-tax differences for Money Market Portfolio.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager: Growth	$ 278,873
Balanced	$ (26,257)
Investment Grade Bond	$ (627,119)

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation depreciation	Net realized gain (loss)
Investment Grade Bond	$ (826,921)	$ 442,524	$ 384,397

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable funds' Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio, a new management contract took effect on May 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract for the Money Market Portfolio the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of the management fee was $744,542 or an annual rate of .03% of the fund's average net assets. FMR has voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through October 31, 2001.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.18%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 10,628	$ 11,435	$ 22,063
Balanced	$ 26,077	$ 26,717	$ 52,794
Growth & Income	$ 242,792	$ 74,549	$ 317,341
Growth Opportunities	$ 297,480	$ 90,550	$ 388,030
Investment Grade Bond	$ 112	$ 17,488	$ 17,600
Mid Cap	$ 308,088	$ 317,111	$ 625,199
Money Market	$ 1,310	$ 30,910	$ 32,220

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth
Initial Class	$ 281,447
Service Class	7,617
Service Class 2	3,994
$ 293,058
Balanced
Initial Class	$ 171,315
Service Class	17,754
Service Class 2	8,227
$ 197,296
Growth & Income
Initial Class	$ 608,732
Service Class	164,118
Service Class 2	22,106
$ 794,956
Growth Opportunities
Initial Class	$ 495,277
Service Class	198,275
Service Class 2	28,225
$ 721,777
Investment Grade Bond
Initial Class	$ 754,988
Service Class	73
Service Class 2	6,427
$ 761,488
Mid Cap
Initial Class	$ 372,955
Service Class	208,980
Service Class 2	89,787
$ 671,722
Money Market
Initial Class	$ 1,736,840
Service Class	1,049
Service Class 2	10,472
$ 1,748,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 732,192
Balanced	$ 931,948
Growth & Income	$ 8,077,685
Growth Opportunities	$ 3,901,047
Investment Grade Bond	$ 689,242
Mid Cap	$ 5,905,824

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 39,914	$ 4,180
Balanced	$ 35,178	$ 4,748
Growth & Income	$ 224,443	$ 562
Growth Opportunities	$ 223,343	$ -
Investment Grade Bond	$ -	$ 7,158
Mid Cap	$ 656,404	$ 5,570

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest

	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager: Growth	64%	-	-
Balanced	46%	1	41%
Growth & Income	32%	3	46%
Growth Opportunities	14%	1	58%
Investment Grade Bond	53%	-	-
Mid Cap	45%	1	22%
Money Market	60%	-	-

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manger: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manger: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994).Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2001

Vice President of VIP Money Market (2000) and VIP Investment Grade Bond (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of VIP Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), and VIP Growth & Income (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of VIP Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997 or 1998

Vice President of VIP Growth Opportunities (1997) and VIP Mid Cap (1998). Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Bettina Doulton (37)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (55)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (40)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002), VIP Growth & Income (2000), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (52)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager: Growth	5.11%
Balanced	15.23%
Growth & Income	10.36%
Growth Opportunities	11.31%
Investment Grade Bond	14.43%
Mid Cap	10.79%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	25%
Balanced	16%
Growth & Income	78%
Growth Opportunities	100%

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPSCGRP2-ANN-0202 154156
1.768595.100

Fidelity® Variable Insurance Products
Service Class 2

Asset Manager SM Portfolio

Contrafund® Portfolio

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Index 500 Portfolio

Overseas Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	3	A review of what happened in world markets during the past 12 months.
Asset Manager Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Contrafund Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Equity-Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
High Income Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Index 500 Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Overseas Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Semiannual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Asset ManagerSM - Service Class 2	-4.38%	7.07%	9.15%
Fidelity Asset Manager Composite	-2.05%	9.28%	9.50%
S&P 500 ®	-11.89%	10.70%	12.94%
LB Aggregate Bond	8.44%	7.43%	7.23%
LB 3 Month T-Bill	4.46%	5.28%	4.82%
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	9.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Service Class 2 on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $23,991 - a 139.91% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $33,762 over the same period - a 237.62% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,103 - a 101.03% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,792 - a 147.92% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	3.3
Cardinal Health, Inc.	3.3
Computer Associates International, Inc.	2.5
Pfizer, Inc.	2.4
Avon Products, Inc.	2.0
13.5
Top Five Bond Issuers as of December 31, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	7.6
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.5
Freddie Mac	0.5
VoiceStream Wireless Corp.	0.3
14.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	54.5%
Bond Class	35.4%
Short-Term Class	10.1%

* Foreign investments	3.4%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund outperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, yet trailed the Fidelity Asset Manager Composite Index, which returned -2.05%.

Q. What factors affected fund results during the past year?

R.H. A bias toward equities hurt relative to the index, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 56% - compared to 50% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® during the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. While he remained underweighted in the lagging technology sector, which helped, his exposure to weak-performing telecommunications equipment companies, such as Comverse Technology and Corning - which he sold during the period - really hurt. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, particularly versus our generally more value-oriented peers, as such stocks as Computer Associates, NVIDIA and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads tightened significantly relative to government issues despite having to absorb a record amount of supply. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin avoided some of the severe credit problems that plagued several corporate issuers in 2001. He benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of December 31, 2001, more than $3.5 billion

Managers: Richard Habermann and Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 53.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	2	$ 1
Hotels, Restaurants & Leisure - 1.4%
Hilton Hotels Corp.	2,055,600	22,447,152
Mandalay Resort Group (a)	84,100	1,799,740
Starwood Hotels & Resorts Worldwide, Inc. unit	843,000	25,163,550
		49,410,442
Household Durables - 1.4%
Black & Decker Corp.	94,800	3,576,804
Centex Corp.	240,400	13,724,436
Fleetwood Enterprises, Inc.	285,700	3,236,981
Furniture Brands International, Inc. (a)	170,300	5,453,006
KB Home	30,100	1,207,010
Mohawk Industries, Inc. (a)	245,500	13,473,040
Pulte Homes, Inc.	97,300	4,346,391
Whirlpool Corp.	69,300	5,081,769
		50,099,437
Media - 2.8%
AOL Time Warner, Inc. (a)	753,400	24,184,140
Clear Channel Communications, Inc. (a)	452,600	23,041,866
Comcast Corp. Class A (special) (a)	153,400	5,522,400
Gemstar-TV Guide International, Inc. (a)	287,300	7,958,210
Liberty Media Corp. Class A (a)	578,100	8,093,400
NTL, Inc. warrants 10/14/08 (a)	3,742	37
Omnicom Group, Inc.	333,200	29,771,420
Tribune Co.	100,700	3,769,201
		102,340,674
Multiline Retail - 1.6%
Costco Wholesale Corp. (a)	129,100	5,729,458
Kmart Corp. (a)	987,300	5,390,658
Kohls Corp. (a)	82,200	5,790,168
Target Corp.	270,700	11,112,235
Wal-Mart Stores, Inc.	498,100	28,665,655
		56,688,174
Specialty Retail - 3.2%
Abercrombie & Fitch Co. Class A (a)	103,000	2,732,590
American Eagle Outfitters, Inc. (a)	318,800	8,342,996
AutoNation, Inc. (a)	3,815,900	47,050,047
Bed Bath & Beyond, Inc. (a)	116,200	3,939,180
Best Buy Co., Inc. (a)	159,800	11,901,904
Lowe's Companies, Inc.	236,700	10,985,247
Pacific Sunwear of California, Inc. (a)	239,700	4,894,674
Sonic Automotive, Inc. Class A (a)	1,015,700	23,808,008
		113,654,646

	Shares	Value (Note 1)
Textiles & Apparel - 0.0%
Arena Brands Holdings Corp. Class B	8,445	$ 187,901
TOTAL CONSUMER DISCRETIONARY		372,381,275
CONSUMER STAPLES - 5.1%
Beverages - 1.9%
Pepsi Bottling Group, Inc.	144,300	3,391,050
PepsiCo, Inc.	381,400	18,570,366
The Coca-Cola Co.	973,500	45,900,525
		67,861,941
Food & Drug Retailing - 0.3%
Rite Aid Corp. (a)	1,044,900	5,287,194
Sysco Corp.	193,500	5,073,570
Whole Foods Market, Inc. (a)	28,100	1,224,036
		11,584,800
Personal Products - 2.4%
Avon Products, Inc.	1,545,720	71,875,980
Gillette Co.	420,800	14,054,720
		85,930,700
Tobacco - 0.5%
Philip Morris Companies, Inc.	414,000	18,981,900
TOTAL CONSUMER STAPLES		184,359,341
ENERGY - 2.4%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	90,400	3,296,888
BJ Services Co. (a)	135,600	4,400,220
ENSCO International, Inc.	254,000	6,311,900
Halliburton Co.	134,100	1,756,710
National-Oilwell, Inc. (a)	305,100	6,288,111
Noble Drilling Corp. (a)	277,400	9,442,696
Weatherford International, Inc. (a)	276,500	10,302,390
		41,798,915
Oil & Gas - 1.3%
ChevronTexaco Corp.	331,200	29,678,832
Conoco, Inc.	442,000	12,508,600
Valero Energy Corp.	102,000	3,888,240
		46,075,672
TOTAL ENERGY		87,874,587
FINANCIALS - 3.7%
Banks - 0.9%
Bank of America Corp.	139,600	8,787,820
Bank One Corp.	216,400	8,450,420
FleetBoston Financial Corp.	341,200	12,453,800
Pacific Century Financial Corp.	126,800	3,282,852
		32,974,892
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 2.3%
Fannie Mae	375,200	$ 29,828,400
Freddie Mac	796,000	52,058,400
		81,886,800
Insurance - 0.5%
AFLAC, Inc.	179,500	4,408,520
MetLife, Inc.	379,900	12,035,232
		16,443,752
TOTAL FINANCIALS		131,305,444
HEALTH CARE - 12.3%
Health Care Equipment & Supplies - 1.5%
Cygnus, Inc. (a)	51,120	268,380
Guidant Corp. (a)	1,067,100	53,141,580
		53,409,960
Health Care Providers & Services - 4.0%
AmerisourceBergen Corp.	143,400	9,113,070
Cardinal Health, Inc.	1,810,900	117,092,794
HealthSouth Corp. (a)	256,300	3,798,366
McKesson Corp.	184,900	6,915,260
Patterson Dental Co. (a)	18,300	749,019
Priority Healthcare Corp. Class B (a)	134,300	4,726,017
		142,394,526
Pharmaceuticals - 6.8%
American Home Products Corp.	806,900	49,511,384
Barr Laboratories, Inc. (a)	154,900	12,292,864
Bristol-Myers Squibb Co.	687,000	35,037,000
Forest Laboratories, Inc. (a)	205,500	16,840,725
Mylan Laboratories, Inc.	279,700	10,488,750
Perrigo Co. (a)	292,300	3,454,986
Pfizer, Inc.	2,178,500	86,813,225
Pharmacia Corp.	681,200	29,053,180
SICOR, Inc. (a)	138,700	2,174,816
		245,666,930
TOTAL HEALTH CARE		441,471,416
INDUSTRIALS - 6.7%
Aerospace & Defense - 1.7%
Lockheed Martin Corp.	1,069,300	49,904,231
Northrop Grumman Corp.	104,000	10,484,240
		60,388,471
Airlines - 0.1%
Northwest Airlines Corp. (a)	237,500	3,728,750
Building Products - 0.5%
American Standard Companies, Inc. (a)	147,000	10,029,810

	Shares	Value (Note 1)
Dal-Tile International, Inc. (a)	159,000	$ 3,696,750
Masco Corp.	188,900	4,628,050
		18,354,610
Commercial Services & Supplies - 1.8%
Aramark Corp. Class B	207,100	5,570,990
Cendant Corp. (a)	438,500	8,598,985
Concord EFS, Inc. (a)	190,100	6,231,478
First Data Corp.	103,000	8,080,350
Manpower, Inc.	622,700	20,991,217
Viad Corp.	705,900	16,715,712
		66,188,732
Industrial Conglomerates - 1.6%
Tyco International Ltd.	981,700	57,822,130
Machinery - 0.9%
Albany International Corp. Class A	170,500	3,699,850
Danaher Corp.	68,700	4,143,297
Illinois Tool Works, Inc.	118,400	8,018,048
Ingersoll-Rand Co.	247,500	10,347,975
Quixote Corp.	87,100	1,654,900
SPX Corp. (a)	29,600	4,052,240
		31,916,310
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	128,900	3,727,144
TOTAL INDUSTRIALS		242,126,147
INFORMATION TECHNOLOGY - 10.0%
Electronic Equipment & Instruments - 0.2%
Arrow Electronics, Inc. (a)	67,500	2,018,250
Mettler-Toledo International, Inc. (a)	100,100	5,190,185
		7,208,435
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	75,900	3,717,582
Semiconductor Equipment & Products - 3.3%
Analog Devices, Inc. (a)	106,700	4,736,413
Atmel Corp. (a)	468,900	3,455,793
DuPont Photomasks, Inc. (a)	59,100	2,567,895
Fairchild Semiconductor International, Inc. Class A (a)	190,500	5,372,100
Integrated Silicon Solution (a)	166,300	2,035,512
Intel Corp.	1,225,600	38,545,120
International Rectifier Corp. (a)	75,800	2,643,904
LAM Research Corp. (a)	426,800	9,910,296
Lattice Semiconductor Corp. (a)	180,000	3,702,600
LSI Logic Corp. (a)	276,500	4,363,170
Micron Technology, Inc. (a)	260,200	8,066,200
NVIDIA Corp. (a)	426,970	28,564,293
Semtech Corp. (a)	169,100	6,035,179
		119,998,475
Software - 6.4%
Computer Associates International, Inc.	2,643,100	91,160,519
Compuware Corp. (a)	990,800	11,681,532
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp. (a)	1,768,800	$ 117,182,985
Take-Two Interactive Software, Inc. (a)	551,900	8,924,223
		228,949,259
TOTAL INFORMATION TECHNOLOGY		359,873,751
MATERIALS - 2.2%
Chemicals - 0.4%
IMC Global, Inc.	387,000	5,031,000
Lyondell Chemical Co.	312,738	4,481,536
Millennium Chemicals, Inc.	103,000	1,297,800
PolyOne Corp.	299,200	2,932,160
		13,742,496
Construction Materials - 0.1%
Lafarge North America, Inc.	91,900	3,452,683
Metals & Mining - 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	495,900	6,640,101
Phelps Dodge Corp.	844,600	27,365,040
Ryerson Tull, Inc.	697,421	7,671,631
		41,676,772
Paper & Forest Products - 0.5%
Boise Cascade Corp.	179,300	6,097,993
Bowater, Inc.	26,300	1,254,510
Georgia-Pacific Group	448,300	12,377,563
		19,730,066
TOTAL MATERIALS		78,602,017
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
AT&T Corp.	1,077,200	19,540,408
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	1
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	3,480
		19,543,889
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	2,845	113,800
TOTAL TELECOMMUNICATION SERVICES		19,657,689
UTILITIES - 0.2%
Electric Utilities - 0.1%
FirstEnergy Corp.	104,600	3,658,908

	Shares	Value (Note 1)
Water Utilities - 0.1%
American Water Works, Inc.	75,700	$ 3,160,475
TOTAL UTILITIES		6,819,383
TOTAL COMMON STOCKS (Cost $1,764,476,277)		1,924,471,050
Nonconvertible Preferred Stocks - 0.9%

CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	97,879	10,448,583
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	414	298,080
		10,746,663
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,490	1,418,108
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	2,490	2,531,942
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	2,447	1,761,840
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	5,355,350
Wireless Telecommunication Services - 0.3%
Dobson Communications Corp.:
$122.50 pay-in-kind	1,022	1,011,780
$130.00 pay-in-kind	778	770,220
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	17,293	8,300,640
		10,082,640
TOTAL TELECOMMUNICATION SERVICES		15,437,990
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $42,928,831)		31,896,543
Corporate Bonds - 19.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 4,940,000	$ 4,402,775
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (g)	Ba3	1,700,000	1,908,250
TOTAL CONSUMER DISCRETIONARY			6,311,025
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	280,000	305,026
Tenet Healthcare Corp. 6% 12/1/05	Ba1	4,710,000	4,654,092
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	2,940,000	2,995,125
7% 5/15/09	B2	3,970,000	4,044,438
			11,998,681
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	4,930,000	2,094,264
Sanmina-SCI Corp. 0% 9/12/20	Ba3	8,520,000	3,162,624
			5,256,888
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	1,045,000	586,454
TOTAL INFORMATION TECHNOLOGY			5,843,342
TOTAL CONVERTIBLE BONDS			24,153,048
Nonconvertible Bonds - 18.3%
CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	610,000	530,700
Lear Corp. 7.96% 5/15/05	Ba1	2,280,000	2,314,200
TRW, Inc. 8.75% 5/15/06	Baa2	1,910,000	2,047,386
			4,892,286
Hotels, Restaurants & Leisure - 1.2%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	510,000	535,500
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	2,435,000	2,435,000
Domino's, Inc. 10.375% 1/15/09	B3	1,500,000	1,590,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	$ 4,330,000	$ 4,503,200
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	1,710,000	1,752,750
HMH Properties, Inc. 7.875% 8/1/08	Ba3	1,990,000	1,830,800
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,585,000	5,836,325
International Game Technology 8.375% 5/15/09	Ba1	1,220,000	1,281,000
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,128,600
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	1,110,000	1,065,600
Mandalay Resort Group 9.5% 8/1/08	Ba2	490,000	513,275
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	835,000	851,700
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	7,875,000	6,693,750
9.75% 6/15/07	B3	1,760,000	1,777,600
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	475,000	384,750
Station Casinos, Inc. 8.375% 2/15/08	Ba3	5,940,000	6,058,800
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	610,000	579,500
yankee:
8.625% 12/15/07	Ba3	1,630,000	1,532,200
9% 3/15/07	Ba3	680,000	652,800
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	1,070,000	1,102,100
8.875% 4/15/11	Ba1	1,790,000	1,875,025
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	440,000	446,600
			44,426,875
Household Durables - 0.4%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	2,480,000	2,557,500
8.875% 4/1/08	Ba2	325,000	335,969
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	420,000	407,400
8% 2/1/09	Ba1	1,040,000	1,019,200
KB Home 8.625% 12/15/08	Ba3	2,140,000	2,140,000
Pulte Homes, Inc. 7.875% 8/1/11 (g)	Baa3	1,890,000	1,866,375
Ryland Group, Inc. 9.125% 6/15/11	Ba3	1,340,000	1,380,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Sealy Mattress Co.:
9.875% 12/15/07	B2	$ 2,895,000	$ 2,873,288
9.875% 12/15/07 (g)	B2	1,060,000	1,052,050
			13,631,982
Media - 3.0%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	280,000	282,800
10.25% 6/15/11	B2	3,235,000	3,202,650
10.875% 10/1/10	B2	3,515,000	3,576,513
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	1,355,000	1,307,575
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,630,466
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	3,740,000	3,862,709
CanWest Media, Inc. 10.625% 5/15/11	B2	2,420,000	2,565,200
Callahan Nordrhein-Westfalen 0% 7/15/10 (e)	B3	720,000	165,600
Century Communications Corp. 0% 1/15/08	B2	170,000	85,000
Chancellor Media Corp. 8% 11/1/08	Ba1	2,630,000	2,768,075
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	398,325
0% 4/1/11 (e)	B2	8,375,000	6,030,000
0% 5/15/11 (e)	B2	2,950,000	1,799,500
10% 4/1/09	B2	3,990,000	4,089,750
10% 5/15/11	B2	425,000	433,500
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	1,625,000	1,543,750
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	5,975,000	6,560,132
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	2,290,000	2,255,650
9.875% 4/1/23	B1	1,370,000	1,421,375
10.5% 5/15/16	Ba2	1,130,000	1,231,700
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	3,230,000	742,900
11.75% 12/15/05	Caa3	3,000,000	690,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	4,485,000	4,619,550

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	$ 5,215,000	$ 5,188,925
9.25% 11/1/07	Baa1	1,020,000	1,111,800
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	345,000	345,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	2,275,000	2,377,375
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	620,000	647,900
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,945,813
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,799,552
International Cabletel, Inc. 11.5% 2/1/06	Caa2	2,000,000	640,000
Lamar Media Corp.:
8.625% 9/15/07	B1	100,000	104,500
9.25% 8/15/07	B1	2,275,000	2,354,625
9.625% 12/1/06	Ba3	2,805,000	2,938,238
News America Holdings, Inc. 7.7% 10/30/25	Baa3	4,300,000	4,196,370
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	2,110,000	2,173,300
Quebecor Media, Inc. 11.125% 7/15/11	B2	35,000	37,100
Radio One, Inc. 8.875% 7/1/11	B3	7,970,000	8,288,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	9,048,000	8,505,120
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	4,500,000	5,030,010
Yell Finance BV:
0% 8/1/11 (e)	B2	6,390,000	3,770,100
10.75% 8/1/11	B2	3,520,000	3,766,400
			107,483,648
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	3,000,000	3,070,320
JCPenney Co., Inc.:
6% 5/1/06	Ba2	445,000	396,050
6.125% 11/15/03	Ba2	130,000	126,100
6.9% 8/15/26	Ba2	1,465,000	1,435,700
7.375% 6/15/04	Ba2	620,000	601,400
7.375% 8/15/08	Ba2	135,000	130,275
7.4% 4/1/37	Ba2	1,615,000	1,574,625
7.6% 4/1/07	Ba2	135,000	132,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.: - continued
7.95% 4/1/17	Ba2	$ 205,000	$ 181,425
Kmart Corp. 9.375% 2/1/06	Ba2	4,790,000	3,939,775
			11,587,970
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	3,110,000	3,174,377
The William Carter Co. 10.875% 8/15/11 (g)	B3	1,670,000	1,761,850
			4,936,227
TOTAL CONSUMER DISCRETIONARY			186,958,988
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	1,070,000	1,048,600
Cott Corp. yankee 8.5% 5/1/07	-	389,000	398,725
			1,447,325
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	840,000	802,200
9.125% 12/15/11	B2	1,140,000	1,145,700
Kroger Co. 6.8% 4/1/11	Baa3	4,390,000	4,474,947
Rite Aid Corp.:
6% 10/1/03 (g)(h)	Caa2	320,000	301,600
6.125% 12/15/08 (g)	Caa2	1,350,000	965,250
6.875% 8/15/13	Caa2	855,000	624,150
7.125% 1/15/07	Caa2	640,000	537,600
7.625% 4/15/05	Caa2	1,845,000	1,605,150
11.25% 7/1/08	Caa2	3,230,000	3,068,500
			13,525,097
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,395,872
Dean Foods Co.:
6.625% 5/15/09	Baa2	180,000	162,000
8.15% 8/1/07	Baa2	440,000	431,200
Del Monte Corp. 9.25% 5/15/11	B3	1,685,000	1,752,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Kellogg Co. 6.6% 4/1/11	Baa2	$ 1,490,000	$ 1,529,053
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	400,000	406,000
			7,676,525
Personal Products - 0.1%
Playtex Products, Inc. 9.375% 6/1/11	B2	1,105,000	1,165,775
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	1,170,000	778,050
9% 11/1/06	Caa3	1,350,000	904,500
12% 12/1/05 (g)	Caa1	1,350,000	1,336,500
			4,184,825
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	A2	3,955,000	4,159,988
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,605,490
			7,765,478
TOTAL CONSUMER STAPLES			34,599,250
ENERGY - 0.7%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	310,000	255,750
Oil & Gas - 0.7%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	1,610,000	1,581,165
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	890,000	894,450
8.125% 4/1/11	B1	3,610,000	3,483,650
8.375% 11/1/08 (g)	B1	1,350,000	1,329,750
8.5% 3/15/12	B1	2,600,000	2,554,500
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	1,030,000	1,030,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	310,000	285,200
10% 11/1/08 (g)	Ba3	1,190,000	1,249,500
Petro-Canada yankee 7% 11/15/28	A3	1,290,000	1,223,552
Phillips Petroleum Co. 8.75% 5/25/10	A3	1,880,000	2,188,320
Plains Resources, Inc. Series B 10.25% 3/15/06	B2	5,425,000	5,533,500
The Coastal Corp. 9.625% 5/15/12	Baa2	1,775,000	2,046,202
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	1,640,000	1,664,600
			25,064,389
TOTAL ENERGY			25,320,139
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - 4.5%
Banks - 1.0%
Bank of America Corp. 7.8% 2/15/10	Aa3	$ 1,120,000	$ 1,225,258
BankBoston Corp. 6.625% 2/1/04	A2	1,700,000	1,786,870
Capital One Bank 6.48% 6/28/02	Baa2	1,740,000	1,756,808
Den Danske Bank AS 6.375% 6/15/08 (g)(h)	Aa3	8,340,000	8,509,302
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,730,000	1,861,982
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	523,805
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,329,101
7.125% 4/22/04	Baa2	2,015,000	2,126,490
7.375% 9/17/04	Baa2	615,000	654,717
Long Island Savings Bank FSB 7% 6/13/02	Baa2	3,400,000	3,462,832
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (h)	Aa3	1,660,000	1,680,850
7.816% 11/29/49	A1	3,230,000	3,435,105
Wachovia Corp. 4.95% 11/1/06	A1	5,000,000	4,911,400
			36,264,520
Diversified Financials - 2.7%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	4,244,305
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	1,710,000	1,658,700
American Gen. Finance Corp. 5.875% 7/14/06	A1	3,340,000	3,452,558
Amvescap PLC:
5.9% 1/15/07 (g)	A2	1,015,000	1,013,325
yankee 6.6% 5/15/05	A2	4,410,000	4,540,007
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	2,130,000	2,227,746
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	60,000	62,250
8.875% 2/15/08 (g)	Ba3	790,000	819,625
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,511,758
CIT Group, Inc. 5.5% 2/15/04	A2	680,000	698,346
Citigroup, Inc. 7.25% 10/1/10	Aa2	3,975,000	4,263,704

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ComEd Financing II 8.5% 1/15/27	Baa3	$ 2,800,000	$ 2,716,000
Conoco Funding Co.:
6.35% 10/15/11	Baa1	1,730,000	1,752,300
7.25% 10/15/31	Baa1	1,265,000	1,332,905
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	2,590,000	2,583,499
Details Capital Corp. 0% 11/15/07 (e)	B3	505,000	479,750
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	1,900,000	1,851,778
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	815,400
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,010,000	1,964,373
7.375% 10/28/09	A2	1,150,000	1,135,372
7.5% 3/15/05	A2	3,850,000	3,938,666
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	1,290,000	1,306,551
6.875% 9/15/11	A2	7,830,000	7,658,132
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	3,180,000	2,671,200
Household Finance Corp.:
6.5% 1/24/06	A2	1,565,000	1,608,961
8% 5/9/05	A2	1,535,000	1,651,522
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	1,600,000	1,847,920
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	3,900,000	4,258,800
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	2,090,000	2,142,375
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	1,030,000	1,035,150
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	1,315,000	1,363,261
NiSource Finance Corp. 7.875% 11/15/10	Baa2	4,065,000	4,204,064
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	5,950,000	5,236,000
PTC International Finance II SA yankee 11.25% 12/1/09	B2	870,000	878,700
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	1,760,000	1,798,403
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	Aa1	4,580,000	4,694,317
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	1,300,000	1,321,541
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Sprint Capital Corp. 6.875% 11/15/28	Baa1	$ 1,980,000	$ 1,811,086
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	3,925,000	3,848,777
			95,399,127
Insurance - 0.1%
MetLife, Inc. 6.125% 12/1/11	A1	1,350,000	1,337,067
The Chubb Corp. 6.8% 11/15/31	Aa3	3,300,000	3,229,050
			4,566,117
Real Estate - 0.7%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,590,000	1,611,704
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	3,028,588
EOP Operating LP:
6.375% 2/15/03	Baa1	3,600,000	3,710,484
7.75% 11/15/07	Baa1	3,220,000	3,468,520
ERP Operating LP 7.1% 6/23/04	A3	3,980,000	4,175,697
LNR Property Corp. 10.5% 1/15/09	Ba3	2,425,000	2,473,500
Meditrust Corp. 7.82% 9/10/26	Ba3	2,215,000	2,181,775
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	2,350,000	2,373,500
WCI Communities, Inc. 10.625% 2/15/11	B1	2,110,000	2,173,300
			25,197,068
TOTAL FINANCIALS			161,426,832
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	1,010,000	595,900
9.75% 12/1/06	Caa1	1,450,000	1,366,625
11.625% 12/1/06 (g)	B2	1,680,000	1,814,400
Boston Scientific Corp. 6.625% 3/15/05	Baa2	655,000	664,825
			4,441,750
Health Care Providers & Services - 0.4%
Alderwoods Group, Inc.:
11% 1/2/07	-	330,000	332,475
12.25% 1/2/09	-	220,000	237,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	$ 410,000	$ 424,350
DaVita, Inc. 9.25% 4/15/11	B2	1,375,000	1,457,500
Fountain View, Inc. 11.25% 4/15/08 (d)	-	2,330,000	1,188,300
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	1,500,000	1,531,875
8.5% 2/1/08	Ba1	620,000	638,600
10.75% 10/1/08	Ba2	680,000	742,050
Medpartners, Inc. 7.375% 10/1/06	Ba3	1,020,000	1,014,900
Service Corp. International (SCI):
6.3% 3/15/03	B1	780,000	748,800
7.2% 6/1/06	B1	580,000	533,600
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	1,960,000	2,146,200
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	465,000	495,225
Triad Hospitals, Inc. 8.75% 5/1/09	B1	2,325,000	2,418,000
Unilab Corp. 12.75% 10/1/09	B3	470,000	545,200
			14,454,675
TOTAL HEALTH CARE			18,896,425
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	3,465,000	3,586,275
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	1,110,000	957,786
7.73% 9/15/12	Ba2	368,304	273,145
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	895,000	878,514
7.92% 5/18/12	A3	340,000	319,593
			2,429,038
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	6,510,000	6,314,700
7.875% 1/1/09	Ba3	210,000	202,650
8.5% 12/1/08 (g)	Ba3	1,670,000	1,670,000
8.875% 4/1/08	Ba3	190,000	193,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	991,700
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	1,098,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	2,035,000	2,085,875
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Iron Mountain, Inc.: - continued
8.625% 4/1/13	B2	$ 1,320,000	$ 1,369,500
8.75% 9/30/09	B2	290,000	298,700
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	510,000	522,750
Pierce Leahy Corp. 9.125% 7/15/07	B2	705,000	734,963
World Color Press, Inc. 7.75% 2/15/09	Baa2	340,000	340,000
			15,822,638
Machinery - 0.1%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	3,790,000	3,817,553
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	450,000	461,250
8.875% 7/15/11	Ba2	4,070,000	4,171,750
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	320,000	264,000
10.25% 11/15/06	Ba3	310,000	234,050
			5,131,050
Road & Rail - 0.4%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	3,390,000	3,379,661
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,388,816
6.46% 6/22/05	Baa2	5,120,000	5,306,317
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	80,000	87,200
TFM SA de CV yankee 0% 6/15/09 (e)	B1	4,820,000	4,313,900
			15,475,894
TOTAL INDUSTRIALS			46,262,448
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	1,610,000	1,477,175
10.75% 8/1/11	B3	540,000	529,200
Motorola, Inc. 8% 11/1/11 (g)	A3	2,250,000	2,274,480
SBA Communications Corp. 10.25% 2/1/09	B3	1,060,000	911,600

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	$ 6,500,000	$ 1,430,000
12.5% 11/15/10	B3	1,600,000	816,000
			7,438,455
Computers & Peripherals - 0.1%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	2,050,000	2,101,517
7.65% 8/1/05	Baa2	1,650,000	1,666,038
			3,767,555
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	1,350,000	1,424,250
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	540,000	564,300
10.5% 2/1/09	B2	340,000	358,700
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,745,000
			3,668,000
TOTAL INFORMATION TECHNOLOGY			16,298,260
MATERIALS - 0.7%
Chemicals - 0.0%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	400,000	418,000
Huntsman Corp. 9.5% 7/1/07 (d)(g)	Ca	2,235,000	402,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	560,000	565,600
			1,385,900
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	1,380,000	1,462,800
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	770,000	723,800
7.35% 5/15/08	B3	330,000	295,350
7.5% 5/15/10	B3	310,000	272,800
7.8% 5/15/18	B3	140,000	115,500
7.85% 5/15/04	B3	1,460,000	1,416,200
8.1% 5/15/07	B3	630,000	567,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	2,185,000	2,370,725
Riverwood International Corp. 10.625% 8/1/07	B3	1,700,000	1,768,000
			8,992,175
Metals & Mining - 0.3%
Century Aluminum Co. 11.75% 4/15/08	Ba3	160,000	165,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	$ 2,630,000	$ 2,334,125
7.5% 11/15/06	B3	460,000	333,500
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	610,000	631,350
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3	170,000	181,050
9.625% 5/15/08	B1	1,552,000	1,664,520
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	5,060,000	4,882,900
			10,193,045
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (g)	Ba2	190,000	198,550
Potlatch Corp. 6.25% 3/15/02	Baa3	3,320,000	3,286,800
Stone Container Corp. 9.75% 2/1/11	B2	920,000	984,400
			4,469,750
TOTAL MATERIALS			25,040,870
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.2%
AT&T Corp.:
6.5% 3/15/29	A3	3,465,000	3,026,781
8% 11/15/31 (g)	A3	1,010,000	1,042,586
British Telecommunications PLC 8.875% 12/15/30	Baa1	2,580,000	2,960,653
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	3,020,000	3,297,659
Citizens Communications Co.:
8.5% 5/15/06	Baa2	2,900,000	3,079,394
9% 8/15/31 (g)	Baa2	1,000,000	1,091,230
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	3,410,000	3,483,417
8% 10/1/10	Baa3	1,950,000	1,968,974
NTL Communications Corp. 11.5% 10/1/08	B3	3,045,000	943,950
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	3,540,000	3,581,843
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	3,010,829
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,000,000	3,142,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	$ 340,000	$ 286,311
TELUS Corp. yankee 8% 6/1/11	Baa2	3,525,000	3,714,998
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	5,205,000	4,424,250
Triton PCS, Inc. 8.75% 11/15/11 (g)	B2	2,150,000	2,150,000
			41,205,375
Wireless Telecommunication Services - 1.3%
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,284,400
Echostar Broadband Corp. 10.375% 10/1/07	B1	12,365,000	12,859,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	3,415,000	2,253,900
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	11,498,550
0% 2/15/08 (e)	B1	840,000	571,200
Orange PLC yankee 9% 6/1/09	Baa1	3,455,000	3,696,850
PanAmSat Corp. 6% 1/15/03	Baa3	170,000	164,050
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	2,440,000	2,135,000
10.625% 7/15/10	B3	715,000	825,825
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	8,711,000	7,426,128
10.375% 11/15/09	Baa1	4,829,000	5,456,770
			48,172,273
TOTAL TELECOMMUNICATION SERVICES			89,377,648
UTILITIES - 1.5%
Electric Utilities - 1.2%
AES Corp.:
7.375% 6/15/03	Ba1	970,000	921,500
8.75% 6/15/08	Ba1	280,000	246,400
9.375% 9/15/10	Ba1	4,540,000	3,972,500
9.5% 6/1/09	Ba1	5,425,000	4,774,000
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,836,804
6.73% 12/11/02 (g)	Baa2	4,910,000	5,032,652
CMS Energy Corp.:
7.5% 1/15/09	Ba3	985,000	925,900
8.375% 7/1/03	Ba3	1,755,000	1,737,450
9.875% 10/15/07	Ba3	1,655,000	1,721,200
Edison Mission Energy:
9.875% 4/15/11	Baa3	1,780,000	1,797,800
10% 8/15/08	Baa3	1,660,000	1,676,600
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,520,000	1,475,373
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Illinois Power Co. 7.5% 6/15/09	Baa2	$ 1,880,000	$ 1,793,445
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,566,494
7.875% 12/15/26 (g)	A3	1,960,000	1,810,158
Mission Energy Co. 8.125% 6/15/02 (g)	Baa3	2,330,000	2,306,700
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	1,280,000	1,408,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	675,000	648,000
7.05% 3/1/24	B3	340,000	321,300
7.875% 3/1/02	B3	790,000	774,200
PSI Energy, Inc. 6.65% 6/15/06	A3	2,055,000	2,044,766
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	383,206
			43,174,448
Gas Utilities - 0.1%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	885,000	897,567
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	2,550,000	2,659,803
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,239,560
			4,796,930
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	3,290,000	3,421,600
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	395,000	388,680
7.5% 1/15/31	Baa2	2,635,000	2,551,576
			6,361,856
TOTAL UTILITIES			54,333,234
TOTAL NONCONVERTIBLE BONDS			658,514,094
TOTAL CORPORATE BONDS (Cost $684,929,748)			682,667,142
U.S. Government and Government Agency Obligations - 4.7%

U.S. Government Agency Obligations - 1.0%
Fannie Mae:
5.25% 6/15/06	Aaa	4,720,000	4,806,282

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
5.5% 2/15/06	Aaa	$ 3,255,000	$ 3,353,659
5.5% 5/2/06	Aa2	4,185,000	4,266,063
6.25% 2/1/11	Aa2	2,115,000	2,148,375
7.25% 5/15/30	Aaa	4,280,000	4,788,669
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,273,740
Freddie Mac:
5.875% 3/21/11	Aa2	9,265,000	9,156,414
6.875% 9/15/10	Aaa	1,400,000	1,510,908
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,958,481
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			35,262,591
U.S. Treasury Obligations - 3.7%
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.17% 1/3/02 to 3/21/02	-	5,650,000	5,638,961
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	8,050,000	8,690,217
7.625% 2/15/25	Aaa	1,290,000	1,593,756
8.125% 8/15/19	Aaa	22,210,000	28,043,679
8.875% 8/15/17	Aaa	2,000,000	2,656,880
10% 5/15/10	Aaa	9,600,000	11,340,000
11.75% 2/15/10 (callable)	Aaa	13,045,000	15,953,644
12% 8/15/13	Aaa	3,740,000	5,217,898
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	5,500,000	5,300,625
5% 2/15/11	Aaa	16,215,000	16,154,194
5% 8/15/11	Aaa	11,050,000	11,015,414
6.125% 8/15/07	Aaa	785,000	843,875
6.5% 10/15/06	Aaa	4,140,000	4,502,250
7% 7/15/06	Aaa	13,980,000	15,456,568
7.25% 8/15/04	Aaa	1,404,000	1,532,550
TOTAL U.S. TREASURY OBLIGATIONS			133,940,511
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $165,068,267)			169,203,102
U.S. Government Agency - Mortgage Securities - 9.5%

Fannie Mae - 6.8%
6% 6/1/13 to 1/1/29	Aaa	44,714,905	44,472,282
6.5% 5/1/23 to 10/1/31	Aaa	110,121,121	110,291,619
7% 8/1/13 to 9/1/31	Aaa	59,429,089	60,663,481
U.S. Government Agency - Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Fannie Mae - continued
7.5% 7/1/16 to 10/1/30	Aaa	$ 23,946,150	$ 24,784,328
8% 1/1/26 to 6/1/30	Aaa	3,616,653	3,793,404
TOTAL FANNIE MAE			244,005,114
Freddie Mac - 0.2%
7.5% 5/1/17 to 11/1/30	Aaa	8,767,888	9,067,451
8% 7/1/17 to 5/1/27	Aaa	308,033	323,852
8.5% 7/1/22 to 6/1/23	Aaa	22,763	24,427
TOTAL FREDDIE MAC			9,415,730
Government National Mortgage Association - 2.5%
6% 12/15/08 to 6/15/09	Aaa	1,625,242	1,644,630
6.5% 6/15/08 to 8/15/27	Aaa	27,446,063	27,787,693
7% 7/15/28 to 7/15/31	Aaa	19,770,957	20,194,978
7% 1/1/31	Aaa	12,434,979	12,687,565
7% 1/1/32	Aaa	3,526,700	3,598,336
7.5% 9/15/22 to 8/15/28	Aaa	13,147,953	13,649,049
8% 5/15/25 to 1/15/31	Aaa	6,245,910	6,539,015
8.5% 12/15/16 to 12/15/30	Aaa	2,329,577	2,470,427
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			88,571,693
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $333,723,903)			341,992,537
Asset-Backed Securities - 0.6%

Airplanes pass thru trust 10.875% 3/15/19	B2	419,773	54,570
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,754,478
CIT Marine Trust 5.8% 4/15/10	Aaa	4,262,437	4,350,350
CPS Auto Receivables Trust 6% 8/15/03	Aaa	609,366	609,557
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	4,600,000	4,740,156
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	4,285,000	4,399,371
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	1,055,000	1,087,351
7.03% 11/15/03	Aaa	704,000	713,900
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (g)(h)	Baa2	155,974	155,609

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	$ 2,650,000	$ 2,806,516
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	710,316	725,410
TOTAL ASSET-BACKED SECURITIES (Cost $23,227,812)			23,397,268
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (g)(h)	Ba3	612,008	292,574
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,283,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,570,750
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	3,842,127	4,041,418
TOTAL U.S. GOVERNMENT AGENCY			9,895,668
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,610,585)			10,188,242
Commercial Mortgage Securities - 1.6%

Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (h)(i)	Aaa	45,443,862	2,872,193
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(h)	-	1,900,000	1,284,875
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1 Class D, 0% 2/25/43 (g)(h)	BBB	1	1
BTR 1 Trust weighted average coupon Series 1998-S1A Class G, 0% 11/28/02 (g)(h)	-	0	0
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	$ 3,000,000	$ 3,164,766
Class B, 7.48% 2/1/08	A	2,320,000	2,434,097
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	2,500,000	2,405,768
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,065,638
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,689,219
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,418,953
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,263,938
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (g)(h)	-	1,600,000	1,244,000
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (g)(i)	Aaa	21,082,052	756,812
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (g)(h)	-	500,000	50,000
Series 1997-B Class E, 0% 9/15/19 (g)(h)	-	301,838	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (g)	BBB-	2,138,389	2,020,778
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(h)	-	1,300,000	962,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (g)	Ba1	750,000	726,328

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(h)	Baa3	$ 4,930,000	$ 4,640,363
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(h)(i)	Aaa	50,235,000	2,032,950
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	2,879,768	2,918,015
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	695,000	669,207
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	285,000	279,249
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,040,767
Class L, 7.9% 11/15/26 (g)	-	1,133,000	635,896
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	2,390,000	2,459,366
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,295,813
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	4,068,500
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,346,641
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $57,677,019)			55,746,133
Foreign Government and Government Agency Obligations (j) - 0.4%

Chilean Republic 7.125% 1/11/12	Baa1	1,590,000	1,627,365
Newfoundland Province yankee 11.625% 10/15/07	Aa1	2,000,000	2,584,460
Quebec Province:
5.75% 2/15/09	A1	2,500,000	2,506,900
Foreign Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Quebec Province: - continued
7.5% 9/15/29	A1	$ 2,620,000	$ 2,870,472
United Mexican States 9.875% 2/1/10	Baa3	2,770,000	3,088,550
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,358,999)			12,677,747
Money Market Funds - 8.0%
	Shares
Fidelity Cash Central Fund, 1.94% (c)	164,349,493	164,349,493
Fidelity Money Market Central Fund, 2.33% (c)	123,860,162	123,860,162
TOTAL MONEY MARKET FUNDS (Cost $288,209,655)		288,209,655
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $3,382,211,096)		3,540,449,419
NET OTHER ASSETS - 1.4%		50,597,340
NET ASSETS - 100%		$ 3,591,046,759
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $119,447,727 or 3.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	19.3%	AAA, AA, A	18.1%
Baa	6.4%	BBB	6.3%
Ba	3.3%	BB	3.0%
B	6.1%	B	6.6%
Caa	0.7%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $3,787,501,291 and $4,158,044,290, respectively, of which long-term U.S. government and government agency obligations aggregated $783,384,800 and $1,045,992,398, respectively.

The market value of futures contracts opened and closed during the period amounted to $765,344,026 and $904,774,223, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $140,674 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,745,000 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,553,000. The weighted average interest rate was 4.32%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $3,390,830,376. Net unrealized appreciation aggregated $149,619,043, of which $251,376,599 related to appreciated investment securities and $101,757,556 related to depreciated investment securities.

The fund hereby designates approximately $62,253,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $168,073,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $3,382,211,096) - See accompanying schedule		$ 3,540,449,419
Cash		352,818
Receivable for investments sold		78,516,167
Receivable for fund shares sold		1,751,396
Dividends receivable		1,591,714
Interest receivable		18,651,302
Other receivables		56
Total assets		3,641,312,872
Liabilities
Payable for investments purchased Regular delivery	$ 29,774,255
Delayed delivery	16,301,314
Payable for fund shares redeemed	2,296,238
Accrued management fee	1,581,530
Distribution fees payable	5,117
Other payables and accrued expenses	307,659
Total liabilities		50,266,113
Net Assets		$ 3,591,046,759
Net Assets consist of:
Paid in capital		$ 3,473,672,151
Undistributed net investment income		144,946,442
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(185,808,636)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		158,236,802
Net Assets		$ 3,591,046,759
Initial Class: Net Asset Value, offering price and redemption price per share ($3,547,729,625 ÷ 244,565,552 shares)		$14.51
Service Class: Net Asset Value, offering price and redemption price per share ($31,324,375 ÷ 2,173,329 shares)		$14.41
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,992,759 ÷ 835,331 shares)		$14.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 25,271,892
Interest		131,600,641
Security lending		9,940
Total income		156,882,473
Expenses
Management fee	$ 19,936,689
Transfer agent fees	2,510,792
Distribution fees	50,969
Accounting and security lending fees	643,336
Custodian fees and expenses	101,353
Audit	49,394
Legal	23,732
Interest	1,333
Miscellaneous	715,751
Total expenses before reductions	24,033,349
Expense reductions	(326,608)	23,706,741
Net investment income		133,175,732
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(136,540,523)
Foreign currency transactions	2,952
Futures contracts	(49,909,591)	(186,447,162)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(133,104,380)
Assets and liabilities in foreign currencies	(317)
Futures contracts	8,113,538	(124,991,159)
Net gain (loss)		(311,438,321)
Net increase (decrease) in net assets resulting from operations		$ (178,262,589)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 133,175,732	$ 169,689,841
Net realized gain (loss)	(186,447,162)	71,952,466
Change in net unrealized appreciation (depreciation)	(124,991,159)	(417,674,101)
Net increase (decrease) in net assets resulting from operations	(178,262,589)	(176,031,794)
Distributions to shareholders From net investment income	(165,533,467)	(155,528,551)
From net realized gain	(62,082,268)	(361,637,025)
Total distributions	(227,615,735)	(517,165,576)
Share transactions - net increase (decrease)	(166,612,262)	(103,868,167)
Total increase (decrease) in net assets	(572,490,586)	(797,065,537)
Net Assets
Beginning of period	4,163,537,345	4,960,602,882
End of period (including undistributed net investment income of $144,946,442 and $177,028,055, respectively)	$ 3,591,046,759	$ 4,163,537,345

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	14,430,722	$ 210,075,603	15,773,125	$ 262,419,927
Reinvested	14,767,544	225,648,078	31,454,002	514,587,479
Redeemed	(42,543,930)	(613,757,840)	(53,688,174)	(896,416,716)
Net increase (decrease)	(13,345,664)	$ (178,034,159)	(6,461,047)	$ (119,409,310)
Service Class Sold	570,655	$ 8,204,922	741,504	$ 12,184,248
Reinvested	110,168	1,674,550	157,694	2,567,255
Redeemed	(429,185)	(6,155,901)	(251,421)	(4,163,614)
Net increase (decrease)	251,638	$ 3,723,571	647,777	$ 10,587,889
Service Class 2 A Sold	583,205	$ 8,374,378	312,250	$ 5,136,587
Reinvested	19,334	293,107	666	10,842
Redeemed	(68,344)	(969,159)	(11,780)	(194,175)
Net increase (decrease)	534,195	$ 7,698,326	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 164,107,693		$ 154,762,338
Service Class		1,212,605		762,991
Service Class 2 A		213,169		3,222
Total		$ 165,533,467		$ 155,528,551
From net realized gain Initial Class		$ 61,540,385		$ 359,825,141
Service Class		461,945		1,804,264
Service Class 2 A		79,938		7,620
Total		$ 62,082,268		$ 361,637,025
		$ 227,615,735		$ 517,165,576

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Income from Investment Operations
Net investment income E	.51	.62	.59	.59	.57
Net realized and unrealized gain (loss)	(1.13)	(1.30)	1.28	1.84	2.58
Total from investment operations	(.62)	(.68)	1.87	2.43	3.15
Less Distributions
From net investment income	(.64)	(.60) G	(.60)	(.57)	(.59)
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	(1.48)
Total distributions	(.88)	(1.98)	(1.36)	(2.28)	(2.07)
Net asset value, end of period	$ 14.51	$ 16.01	$ 18.67	$ 18.16	$ 18.01
Total Return C, D	(4.15)%	(3.87)%	11.09%	15.05%	20.65%
Ratios to Average Net Assets H
Expenses before expense reductions	.64%	.61%	.63%	.64%	.65%
Expenses net of voluntary waivers, if any	.64%	.61%	.63%	.64%	.65%
Expenses net of all reductions	.63%	.61%	.62%	.63%	.64%
Net investment income	3.53%	3.73%	3.36%	3.46%	3.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,547,730	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937
Portfolio turnover rate	108%	76%	94%	113%	101%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income E	.49	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(1.12)	(1.31)	1.29	1.82	.29
Total from investment operations	(.63)	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.63)	(.59) G	(.60)	(.57)	-
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	-
Total distributions	(.87)	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 14.41	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C, D	(4.24)%	(4.06)%	11.01%	14.82%	2.22%
Ratios to Average Net Assets H
Expenses before expense reductions	.74%	.72%	.74%	.78%	.75% A
Expenses net of voluntary waivers, if any	.74%	.72%	.74%	.78%	.75% A
Expenses net of all reductions	.73%	.71%	.73%	.77%	.75% A
Net investment income	3.43%	3.62%	3.25%	3.49%	3.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,324	$ 30,583	$ 23,677	$ 5,801	$ 10
Portfolio turnover rate	108%	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income E	.46	.53
Net realized and unrealized gain (loss)	(1.11)	(.84)
Total from investment operations	(.65)	(.31)
Less Distributions
From net investment income	(.64)	(.59) G
From net realized gain	(.24)	(1.38) G
Total distributions	(.88)	(1.97)
Net asset value, end of period	$ 14.36	$ 15.89
Total Return B, C,D	(4.38)%	(1.97)%
Ratios to Average Net Assets H
Expenses before expense reductions	.90%	.88% A
Expenses net of voluntary waivers, if any	.90%	.88% A
Expenses net of all reductions	.89%	.88% A
Net investment income	3.27%	3.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,993	$ 4,785
Portfolio turnover rate	108%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Service Class 2	-12.47%	10.30%	15.64%
S&P 500®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $27,646 - a 176.46% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
PepsiCo, Inc.	2.8
Colgate-Palmolive Co.	2.7
Minnesota Mining & Manufacturing Co.	2.4
Berkshire Hathaway, Inc. Class A	2.3
Exxon Mobil Corp.	2.1
12.3
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Health Care	18.9
Financials	16.1
Consumer Staples	14.7
Industrials	14.4
Consumer Discretionary	10.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	0.5%
Short-Term Investments and Net Other Assets	3.1%

* Foreign investments	19.5%

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the 12 months that ended December 31, 2001, the fund's return slightly lagged the Standard & Poor's 500 Index - which returned -11.89% - and beat the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. What factors shaped the fund's performance?

A. I anticipated the difficult corporate earnings environment in 2001 - particularly in the technology sector - and, as a result, had the fund positioned conservatively as the year began. The fund's heavy emphasis on consumer staples, financials and health care companies - as well as its low weighting in technology - helped it perform well through the first three quarters of the year. But aggressive monetary easing following the tragedy of September 11 caused the market to shift dramatically toward technology, and the sector rallied sharply. With its low tech exposure, the fund gave up all of its gains from earlier in the year relative to the S&P 500, but still finished well ahead of the competition. The fund outperformed its peer group average during the period because many peers held higher weightings in technology.

Q. Why were you so cautious on technology?

A. I didn't think the rich valuations within the sector reflected the slower growth rates of most companies. Tech and telecommunications stocks traded at extremely high valuations throughout 1999 and 2000, and these high valuations attracted huge waves of new capital and capacity to the sector. So when demand fell during 2001, profits collapsed. Some leading companies - including EMC and Sun Microsystems - fell by as much as 50%. In retrospect, my cautious approach - the fund's average exposure to tech stocks was around 8% during the period - was the right call as technology stocks declined 30% in 2001. The fund did not own positions in EMC or Sun at the end of the period.

Q. On average, health care and finance were the fund's largest sector exposures during the period. How did the fund's investments in each area perform?

A. Within health care, the fund benefited from its positions in hospital stocks, but those gains were muted by the poor performance of pharmaceuticals. Two of the fund's leading hospital stocks during the period were HCA and Tenet Healthcare, both of which prospered from favorable demographics, strong market positions, excellent cost control and more free cash flow. Finance stocks, meanwhile, outperformed the overall market as lower interest rates contributed to improved margins and increased refinancing activity. The fund's stakes in Fannie Mae and Fifth Third Bancorp, for example, were solid performers in 2001. Insurance stocks American International Group and Berkshire Hathaway also helped, as profits for both companies accelerated due to firmer industry pricing trends.

Q. Where else did you look for opportunities?

A. My concerns about technology stocks led me to work harder to find good growth stories outside that sector. As always, I looked for companies experiencing positive fundamental change and accelerating earnings growth. One example was defense company Lockheed Martin, which continued to improve its overall business profile by cutting costs, increasing free cash flow and selling underperforming, non-strategic businesses. The fund's largest service-related position - First Data - also helped performance as the company's Western Union and credit card processing divisions grew profits nicely.

Q. Which stocks were disappointments?

A. I try to learn from my mistakes every year, and this year's lesson was that high valuations leave no room for earnings disappointments. The fund's investment in American Tower, for example, performed poorly as the stock was expensive and business suffered from the slowing economy. Other disappointments included drugmaker Schering-Plough - which ran into patent protection issues and manufacturing problems - and drugstore chain CVS, which declined due to a pharmacist shortage and the weak economy. I had sold off both positions by year-end.

Q. What's your outlook going forward?

A. I'll most likely continue to emphasize growth companies and turnaround situations outside of the technology sector. The aggressive monetary stimulus last year - in the form of 11 interest rate cuts - coupled with the absence of inflation could result in a more stable market. Both corporate and consumer debt levels, however, are quite high, which could mute any recovery. My biggest concerns for 2002 are uncertain profit growth and high valuations. I would caution investors from assuming significant stock market appreciation this year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of December 31, 2001, more than $8.4 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.1%
Exide Technologies	100	$ 123
Gentex Corp. (a)	153,500	4,103,055
Michelin SA (Compagnie Generale des Etablissements) Series B	196,706	6,499,036
		10,602,214
Automobiles - 1.2%
Harley-Davidson, Inc.	532,300	28,909,213
Honda Motor Co. Ltd.	516,400	21,045,881
Nissan Motor Co. Ltd.	1,893,000	9,991,911
Toyota Motor Corp.	1,680,700	42,824,234
		102,771,239
Hotels, Restaurants & Leisure - 0.6%
AFC Enterprises, Inc.	128,300	3,642,437
Aztar Corp. (a)	97,600	1,786,080
CBRL Group, Inc.	40,700	1,198,208
CEC Entertainment, Inc. (a)	2,100	91,119
Cheesecake Factory, Inc. (a)	164,700	5,726,619
Darden Restaurants, Inc.	119,200	4,219,680
Friendly Ice Cream Corp. (a)	204,600	810,216
Harrah's Entertainment, Inc. (a)	39,800	1,472,998
International Game Technology (a)	77,000	5,259,100
Krispy Kreme Doughnuts, Inc. (a)	15,400	680,680
McDonald's Corp.	192,200	5,087,534
MGM Mirage, Inc. (a)	99,500	2,872,565
P.F. Chang's China Bistro, Inc. (a)	267,750	12,664,575
Ryan's Family Steak Houses, Inc. (a)	188,500	4,081,025
Starwood Hotels & Resorts Worldwide, Inc. unit	61,100	1,823,835
		51,416,671
Household Durables - 1.8%
Beazer Homes USA, Inc. (a)	62,900	4,602,393
Blyth, Inc.	69,000	1,604,250
Centex Corp.	421,800	24,080,562
D.R. Horton, Inc.	105,700	3,431,022
Furniture Brands International, Inc. (a)	18,400	589,168
Harman International Industries, Inc.	724,100	32,656,910
KB Home	33,800	1,355,380
Lennar Corp.	413,800	19,374,116
Mohawk Industries, Inc. (a)	603,120	33,099,226
Newell Rubbermaid, Inc.	332,600	9,169,782
Nintendo Co. Ltd.	53,300	9,290,157
Schuler Homes, Inc. Class A (a)	189,400	3,759,590
Whirlpool Corp.	137,200	10,060,876
		153,073,432
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	447,700	29,951,130
Lands' End, Inc. (a)	131,500	6,596,040
		36,547,170

	Shares	Value (Note 1)
Leisure Equipment & Products - 0.3%
Mattel, Inc.	1,312,300	$ 22,571,560
Media - 2.6%
Charter Communications, Inc. Class A (a)	2,280,000	37,460,400
Comcast Corp. Class A (special) (a)	1,546,100	55,659,600
Cox Communications, Inc. Class A (a)	27,500	1,152,525
E.W. Scripps Co. Class A	247,700	16,348,200
Hispanic Broadcasting Corp. (a)	103,000	2,626,500
Liberty Media Corp. Class A (a)	1,467,200	20,540,800
Mediacom Communications Corp. Class A (a)	604,400	11,036,344
Omnicom Group, Inc.	203,000	18,138,050
Univision Communications, Inc. Class A (a)	227,900	9,220,834
USA Networks, Inc. (a)	205,500	5,612,205
Viacom, Inc. Class B (non-vtg.) (a)	881,236	38,906,569
		216,702,027
Multiline Retail - 0.6%
99 Cents Only Stores (a)	334,800	12,755,880
Costco Wholesale Corp. (a)	86,600	3,843,308
Kohls Corp. (a)	309,100	21,773,004
Nordstrom, Inc.	102,200	2,067,506
Stein Mart, Inc. (a)	435,500	3,640,780
Wal-Mart Stores, Inc.	75,200	4,327,760
		48,408,238
Specialty Retail - 2.5%
AutoZone, Inc. (a)	444,600	31,922,280
Bed Bath & Beyond, Inc. (a)	550,200	18,651,780
Best Buy Co., Inc. (a)	186,100	13,860,728
CDW Computer Centers, Inc. (a)	76,900	4,130,299
Charming Shoppes, Inc. (a)	930,900	4,943,079
Copart, Inc. (a)	316,500	11,511,105
Footstar, Inc. (a)	361,200	11,305,560
Gap, Inc.	825,700	11,510,258
Home Depot, Inc.	43,610	2,224,546
Lowe's Companies, Inc.	695,000	32,254,950
Michaels Stores, Inc. (a)	162,800	5,364,260
Ross Stores, Inc.	73,800	2,367,504
Staples, Inc. (a)	159,500	2,982,650
Talbots, Inc.	176,500	6,398,125
The Bombay Company, Inc. (a)	505,500	1,152,540
The Pep Boys - Manny, Moe & Jack	550,100	9,434,215
TJX Companies, Inc.	884,600	35,260,156
Toys 'R' Us, Inc. (a)	2,500	51,850
		205,325,885
Textiles & Apparel - 0.3%
Coach, Inc. (a)	102,931	4,012,250
Delta Apparel, Inc.	8,870	185,383
Delta Woodside Industries, Inc. (a)	88,700	78,056
Liz Claiborne, Inc.	261,600	13,014,600
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
Tommy Hilfiger Corp. (a)	292,600	$ 4,023,250
Wolverine World Wide, Inc.	326,400	4,912,320
		26,225,859
TOTAL CONSUMER DISCRETIONARY		873,644,295
CONSUMER STAPLES - 14.7%
Beverages - 4.9%
Anheuser-Busch Companies, Inc.	1,344,000	60,762,240
Diageo PLC	2,971,623	33,964,462
Molson, Inc. Class A	1,123,100	19,757,979
Pepsi Bottling Group, Inc.	2,488,300	58,475,050
PepsiCo, Inc.	4,846,550	235,978,514
		408,938,245
Food & Drug Retailing - 2.3%
Albertson's, Inc.	722,800	22,760,972
Coles Myer Ltd.	1,920,460	8,237,736
Fleming Companies, Inc.	526,918	9,747,983
George Weston Ltd.	437,100	28,396,670
J. Sainsbury PLC	5,087,892	27,113,173
Loblaw Companies Ltd.	240,140	7,845,740
Performance Food Group Co. (a)	201,100	7,072,687
Safeway PLC	1,780,314	8,294,839
Sysco Corp.	473,400	12,412,548
Tesco PLC	4,653,300	16,870,260
Walgreen Co.	69,200	2,329,272
Whole Foods Market, Inc. (a)	894,900	38,981,844
William Morrison Supermarkets PLC	1,899,534	5,579,843
		195,643,567
Food Products - 2.4%
American Italian Pasta Co. Class A (a)	148,400	6,237,252
Bunge Ltd.	19,900	463,272
Cadbury Schweppes PLC	3,160,234	20,153,697
Dreyer's Grand Ice Cream, Inc.	12,416	478,140
Hershey Foods Corp.	541,300	36,646,010
Hormel Foods Corp.	34,800	935,076
J.M. Smucker Co.	36,300	1,284,294
Kellogg Co.	97,200	2,925,720
Kraft Foods, Inc. Class A	1,695,470	57,696,844
Nestle SA (Reg.)	202,781	43,306,271
Smithfield Foods, Inc. (a)	114,500	2,523,580
Wm. Wrigley Jr. Co.	630,700	32,399,059
		205,049,215
Household Products - 2.7%
Colgate-Palmolive Co.	3,880,930	224,123,708
Personal Products - 2.4%
Avon Products, Inc.	2,671,828	124,240,002

	Shares	Value (Note 1)
Estee Lauder Companies, Inc. Class A	267,000	$ 8,560,020
Gillette Co.	2,063,300	68,914,220
		201,714,242
TOTAL CONSUMER STAPLES		1,235,468,977
ENERGY - 8.5%
Energy Equipment & Services - 0.6%
Baker Hughes, Inc.	174,200	6,353,074
BJ Services Co. (a)	122,200	3,965,390
ENSCO International, Inc.	380,600	9,457,910
Hanover Compressor Co. (a)	752,800	19,015,728
Noble Drilling Corp. (a)	133,800	4,554,552
Schlumberger Ltd. (NY Shares)	137,300	7,544,635
Smith International, Inc. (a)	23,100	1,238,622
		52,129,911
Oil & Gas - 7.9%
Alberta Energy Co. Ltd.	3,516,920	132,956,193
BP PLC sponsored ADR	3,679,932	171,153,637
Burlington Resources, Inc.	487,590	18,304,129
Canadian Natural Resources Ltd.	103,870	2,500,163
ChevronTexaco Corp.	20,295	1,818,635
Equitable Resources, Inc.	314,100	10,701,387
Exxon Mobil Corp.	4,514,442	177,417,571
Murphy Oil Corp.	251,600	21,144,464
Noble Affiliates, Inc.	288,900	10,195,281
Phillips Petroleum Co.	159,500	9,611,470
Storm Energy, Inc. (a)	102,100	609,418
Suncor Energy, Inc.	1,800,220	59,268,364
Talisman Energy, Inc.	304,370	11,569,732
Valero Energy Corp.	924,700	35,249,564
		662,500,008
TOTAL ENERGY		714,629,919
FINANCIALS - 15.8%
Banks - 5.0%
Australia & New Zealand Banking Group Ltd.	1,029,961	9,366,636
Bank of America Corp.	67,200	4,230,240
Bank of Ireland	772,797	7,180,857
Bank One Corp.	2,278,500	88,975,425
Barclays PLC	164,300	5,442,273
Commerce Bancorp, Inc., New Jersey	862,484	33,930,121
Compass Bancshares, Inc.	24,700	699,010
Credit Suisse Group (Reg.)	81,880	3,497,288
Fifth Third Bancorp	1,335,580	82,245,016
Golden West Financial Corp., Delaware	648,400	38,158,340
Lloyds TSB Group PLC	2,064,400	22,423,017
M&T Bank Corp.	193,600	14,103,760
NetBank, Inc. (a)	207,700	2,176,696
North Fork Bancorp, Inc.	458,600	14,670,614
Royal Bank of Scotland Group PLC	2,150,213	52,345,473
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
SouthTrust Corp.	747,200	$ 18,433,424
Synovus Financial Corp.	197,400	4,944,870
TCF Financial Corp.	101,900	4,889,162
U.S. Bancorp, Delaware	733,394	15,349,936
		423,062,158
Diversified Financials - 4.2%
Alliance Data Systems Corp.	27,000	517,050
Allied Capital Corp.	20,500	533,000
American Express Co.	2,000	71,380
Capital One Financial Corp.	747,300	40,316,835
Citigroup, Inc.	171,315	8,647,981
Daiwa Securities Group, Inc.	1,860,000	9,732,968
Doral Financial Corp.	336,000	10,486,560
Fannie Mae	1,347,700	107,142,150
Household International, Inc.	1,889,190	109,459,669
MBNA Corp.	123,400	4,343,680
Merrill Lynch & Co., Inc.	2,000	104,240
Moody's Corp.	279,400	11,136,884
Nikko Cordial Corp.	922,000	4,096,377
Nomura Holdings, Inc.	448,000	5,716,108
USA Education, Inc.	500,100	42,018,402
		354,323,284
Insurance - 5.9%
ACE Ltd.	106,900	4,292,035
AFLAC, Inc.	2,000	49,120
Allstate Corp.	207,000	6,975,900
American International Group, Inc.	1,580,584	125,498,370
Berkshire Hathaway, Inc.:
Class A (a)	2,577	194,821,200
Class B (a)	2,800	7,070,000
Everest Re Group Ltd.	416,480	29,445,136
IPC Holdings Ltd.	117,800	3,486,880
MBIA, Inc.	39,750	2,131,793
MetLife, Inc.	2,027,300	64,224,864
Ohio Casualty Corp.	76,700	1,231,035
PartnerRe Ltd.	81,300	4,390,200
RenaissanceRe Holdings Ltd.	215,255	20,535,327
SAFECO Corp.	181,200	5,644,380
Swiss Reinsurance Co. (Reg.)	152,614	15,375,566
Unitrin, Inc.	11,000	434,720
XL Capital Ltd. Class A	82,500	7,537,200
Zenith National Insurance Corp.	127,700	3,567,938
		496,711,664
Real Estate - 0.7%
AvalonBay Communities, Inc.	97,500	4,612,725
Equity Office Properties Trust	180,000	5,414,400

	Shares	Value (Note 1)
Equity Residential Properties Trust (SBI)	1,515,600	$ 43,512,876
ResortQuest International, Inc. (a)	192,100	914,396
		54,454,397
TOTAL FINANCIALS		1,328,551,503
HEALTH CARE - 18.9%
Biotechnology - 1.0%
Cephalon, Inc. (a)	172,900	13,068,647
Charles River Labs International, Inc. (a)	466,900	15,631,812
Enzon, Inc. (a)	77,300	4,350,444
Genentech, Inc. (a)	244,100	13,242,425
Gilead Sciences, Inc. (a)	177,690	11,677,787
IDEC Pharmaceuticals Corp. (a)	245,260	16,905,772
Neurocrine Biosciences, Inc. (a)	181,000	9,287,110
QLT, Inc. (a)	20,400	519,100
Serologicals Corp. (a)	21,400	460,100
		85,143,197
Health Care Equipment & Supplies - 3.4%
Amersham PLC	509,700	4,931,409
Apogent Technologies, Inc.	102,900	2,654,820
Baxter International, Inc.	342,400	18,362,912
Becton, Dickinson & Co.	282,900	9,378,135
Bio-Rad Laboratories, Inc. Class A (a)	95,900	6,070,470
Biomet, Inc.	573,200	17,711,880
Cooper Companies, Inc.	279,700	13,979,406
Cyberonics, Inc. (a)	2,000	53,060
Cytyc Corp. (a)	667,200	17,413,920
DENTSPLY International, Inc.	526,966	26,453,693
Disetronic Holding AG (Reg.)	6,155	5,120,503
Edwards Lifesciences Corp. (a)	20,300	560,889
Guidant Corp. (a)	182,500	9,088,500
ICU Medical, Inc. (a)	67,300	2,994,850
Luxottica Group Spa sponsored ADR	343,960	5,668,461
Medtronic, Inc.	208,134	10,658,542
Ocular Sciences, Inc. (a)	10,900	253,970
Resmed, Inc. (a)	21,000	1,132,320
Smith & Nephew PLC	6,534,753	39,485,592
St. Jude Medical, Inc. (a)	249,988	19,411,568
Sybron Dental Specialties, Inc. (a)	390,833	8,434,176
Therasense, Inc.	101,700	2,522,160
Varian Medical Systems, Inc. (a)	301,500	21,484,890
Zimmer Holdings, Inc. (a)	1,356,977	41,442,078
		285,268,204
Health Care Providers & Services - 5.6%
Accredo Health, Inc. (a)	24,600	976,620
AdvancePCS Class A (a)	101,700	2,984,895
American Healthways, Inc. (a)	6,200	198,028
AMN Healthcare Services, Inc.	159,600	4,373,040
Caremark Rx, Inc. (a)	685,664	11,183,180
Community Health Systems, Inc. (a)	869,300	22,167,150
Dianon Systems, Inc. (a)	35,700	2,170,560
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HCA, Inc.	1,840,016	$ 70,914,217
Health Management Associates, Inc. Class A (a)	1,723,190	31,706,696
HealthSouth Corp. (a)	305,200	4,523,064
ICON PLC sponsored ADR (a)	20,300	605,143
Laboratory Corp. of America Holdings (a)	118,000	9,540,300
Manor Care, Inc. (a)	595,700	14,124,047
Matria Healthcare, Inc. (a)	600	20,778
Maximus, Inc. (a)	55,200	2,321,712
McKesson Corp.	138,900	5,194,860
Patterson Dental Co. (a)	1,378,400	56,417,912
PDI, Inc. (a)	9,500	212,040
Pediatrix Medical Group (a)	64,800	2,198,016
Quest Diagnostics, Inc. (a)	362,500	25,994,875
Rightchoice Managed Care, Inc. (a)	1,500	104,985
Tenet Healthcare Corp. (a)	1,664,900	97,762,928
UnitedHealth Group, Inc.	1,344,600	95,157,342
Wellpoint Health Networks, Inc. (a)	41,800	4,884,330
		465,736,718
Pharmaceuticals - 8.9%
Abbott Laboratories	424,100	23,643,575
Altana AG	175,050	8,741,647
American Home Products Corp.	1,307,000	80,197,520
AstraZeneca PLC sponsored ADR	753,300	35,103,780
Aventis SA (France)	357,200	25,361,201
Barr Laboratories, Inc. (a)	158,900	12,610,304
Biovail Corp. (a)	343,520	19,191,881
Bristol-Myers Squibb Co.	25,700	1,310,700
Elan Corp. PLC sponsored ADR (a)	1,529,200	68,905,752
Eli Lilly & Co.	14,400	1,130,976
Forest Laboratories, Inc. (a)	623,800	51,120,410
InterMune, Inc. (a)	268,600	13,231,236
Johnson & Johnson	2,165,000	127,951,500
King Pharmaceuticals, Inc. (a)	192,233	8,098,776
Mylan Laboratories, Inc.	90,000	3,375,000
Novartis AG sponsored ADR	1,648,800	60,181,200
Pfizer, Inc.	4,283,465	170,696,080
Pharmaceutical Resources, Inc. (a)	200,400	6,773,520
Sanofi-Synthelabo SA	181,889	13,592,319
Schering AG	130,700	6,946,483
Teva Pharmaceutical Industries Ltd. sponsored ADR	203,100	12,517,053
		750,680,913
TOTAL HEALTH CARE		1,586,829,032
INDUSTRIALS - 14.3%
Aerospace & Defense - 2.1%
Alliant Techsystems, Inc. (a)	12,000	926,400

	Shares	Value (Note 1)
Curtiss-Wright Corp. Class B	402	$ 18,693
Lockheed Martin Corp.	3,792,940	177,016,510
		177,961,603
Air Freight & Couriers - 0.1%
Expeditors International of Washington, Inc.	33,616	1,914,431
United Parcel Service, Inc. Class B	91,100	4,964,950
		6,879,381
Airlines - 1.1%
British Airways PLC	1,011,248	2,871,135
Ryanair Holdings PLC sponsored ADR (a)	1,709,420	54,786,911
Southwest Airlines Co.	2,082,730	38,488,850
		96,146,896
Building Products - 0.1%
American Standard Companies, Inc. (a)	136,400	9,306,572
Commercial Services & Supplies - 4.8%
Administaff, Inc. (a)	37,600	1,030,616
Advisory Board Co.	82,300	2,279,710
Automatic Data Processing, Inc.	2,133,100	125,639,590
Avery Dennison Corp.	88,400	4,997,252
Brambles Industries Ltd.	831,013	4,413,311
Career Education Corp. (a)	273,800	9,385,864
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	452,100
Certegy, Inc. (a)	161,800	5,536,796
Cintas Corp.	691,100	33,172,800
Concord EFS, Inc. (a)	267,500	8,768,650
Corinthian Colleges, Inc. (a)	104,380	4,268,098
Corporate Executive Board Co. (a)	93,700	3,438,790
Cross Country, Inc.	58,100	1,539,650
CSG Systems International, Inc. (a)	140,200	5,671,090
Dun & Bradstreet Corp. (a)	70,000	2,471,000
Edison Schools, Inc. Class A (a)	200	3,930
Exult, Inc. (a)	677,200	10,869,060
First Data Corp.	1,458,100	114,387,945
Fiserv, Inc. (a)	446,800	18,908,576
Robert Half International, Inc. (a)	159,749	4,265,298
The BISYS Group, Inc. (a)	352,585	22,561,914
Waste Management, Inc.	496,700	15,849,697
Weight Watchers International, Inc.	200	6,764
		399,918,501
Construction & Engineering - 0.3%
Fluor Corp.	466,884	17,461,462
Jacobs Engineering Group, Inc. (a)	141,460	9,336,360
		26,797,822
Electrical Equipment - 0.0%
Molex, Inc. Class A (non-vtg.)	79,000	2,136,950
Power-One, Inc. (a)	17,500	182,175
		2,319,125
Industrial Conglomerates - 2.8%
Minnesota Mining & Manufacturing Co.	1,737,910	205,438,341
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tomkins PLC	1,783,100	$ 5,503,930
Tyco International Ltd.	429,100	25,273,990
		236,216,261
Machinery - 0.5%
Danaher Corp.	201,122	12,129,668
Graco, Inc.	9,700	378,785
Illinois Tool Works, Inc.	30,800	2,085,776
Kennametal, Inc.	10,800	434,916
PACCAR, Inc.	200,500	13,156,810
SPX Corp. (a)	99,631	13,639,484
		41,825,439
Road & Rail - 2.2%
C.H. Robinson Worldwide, Inc.	1,097,754	31,741,557
Canadian National Railway Co.	985,850	47,508,604
Canadian Pacific Railway Ltd.	522,850	10,545,040
CSX Corp.	905,930	31,752,847
Heartland Express, Inc. (a)	113,770	3,159,393
Knight Transportation, Inc. (a)	225,750	4,239,585
Landstar System, Inc. (a)	60,200	4,365,102
Norfolk Southern Corp.	413,600	7,581,288
Swift Transportation Co., Inc. (a)	1,576,392	33,908,192
Werner Enterprises, Inc.	232,656	5,653,541
		180,455,149
Trading Companies & Distributors - 0.3%
Fastenal Co.	322,900	21,450,247
MSC Industrial Direct, Inc. Class A (a)	18,100	357,475
		21,807,722
TOTAL INDUSTRIALS		1,199,634,471
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.1%
Brocade Communications System, Inc. (a)	94,500	3,129,840
Cisco Systems, Inc. (a)	20,400	369,444
Riverstone Networks, Inc.	85,700	1,422,620
Tellium, Inc.	720,900	4,491,207
UTStarcom, Inc. (a)	200	5,700
		9,418,811
Computers & Peripherals - 1.3%
Apple Computer, Inc. (a)	486,163	10,646,970
Dell Computer Corp. (a)	666,200	18,107,316
Handspring, Inc. (a)	97,800	659,172
International Business Machines Corp.	432,200	52,278,912
Logitech International SA (Reg.) (a)	426,899	15,645,581
O2Micro International Ltd. (a)	84,200	2,025,010
Storage Technology Corp. (a)	627,800	12,976,626
		112,339,587

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	65,000	$ 3,123,250
Flir Systems, Inc. (a)	265,600	10,071,552
Itron, Inc. (a)	51,000	1,545,300
Mettler-Toledo International, Inc. (a)	350,600	18,178,610
Roper Industries, Inc.	222,800	11,028,600
Symbol Technologies, Inc.	245,500	3,898,540
Thermo Electron Corp.	699,832	16,697,992
Waters Corp. (a)	325,500	12,613,125
		77,156,969
Internet Software & Services - 0.1%
Keynote Systems, Inc. (a)	520,000	4,862,000
WebEx Communications, Inc. (a)	164,400	4,085,340
WebMD Corp. (a)	21,600	152,496
Websense, Inc. (a)	8,600	275,802
		9,375,638
IT Consulting & Services - 1.1%
Accenture Ltd. Class A	1,273,100	34,271,852
Affiliated Computer Services, Inc. Class A (a)	35,600	3,778,228
Computer Sciences Corp. (a)	66,500	3,257,170
Electronic Data Systems Corp.	486,600	33,356,430
Perot Systems Corp. Class A (a)	64,800	1,323,216
SunGard Data Systems, Inc. (a)	536,100	15,509,373
		91,496,269
Office Electronics - 0.0%
Xerox Corp.	49,800	518,916
Semiconductor Equipment & Products - 0.8%
Analog Devices, Inc. (a)	2,600	115,414
Cabot Microelectronics Corp. (a)	114,200	9,050,350
Intel Corp.	814,600	25,619,170
Intersil Corp. Class A (a)	188,000	6,063,000
Linear Technology Corp.	225,100	8,787,904
Marvell Technology Group Ltd. (a)	35,200	1,260,864
Maxim Integrated Products, Inc. (a)	71,600	3,759,716
Photronics, Inc. (a)	47,600	1,492,260
Semtech Corp. (a)	95,400	3,404,826
Silicon Laboratories, Inc. (a)	61,000	2,056,310
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	122,700	2,106,759
Virage Logic Corp. (a)	47,400	911,502
		64,628,075
Software - 2.5%
Adobe Systems, Inc.	2,000	62,100
BEA Systems, Inc. (a)	908,880	13,996,752
Cadence Design Systems, Inc. (a)	119,400	2,617,248
Cerner Corp. (a)	214,900	10,729,957
Electronic Arts, Inc. (a)	112,951	6,771,412
Fair, Isaac & Co., Inc.	31,200	1,966,224
Intuit, Inc. (a)	423,242	18,106,293
Magma Design Automation, Inc.	3,700	112,036
Microsoft Corp. (a)	1,287,000	85,263,750
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Network Associates, Inc. (a)	903,100	$ 23,345,135
Numerical Technologies, Inc. (a)	52,100	1,833,920
PeopleSoft, Inc. (a)	221,608	8,908,642
Red Hat, Inc. (a)	706,800	5,018,280
Synopsys, Inc. (a)	145,464	8,592,558
THQ, Inc. (a)	20,500	993,635
VERITAS Software Corp. (a)	428,952	19,229,918
		207,547,860
TOTAL INFORMATION TECHNOLOGY		572,482,125
MATERIALS - 4.8%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	336,000	15,761,760
Engelhard Corp.	213,900	5,920,752
OM Group, Inc.	158,400	10,484,496
Praxair, Inc.	742,812	41,040,363
RPM, Inc.	57,900	837,234
Valspar Corp.	176,300	6,981,480
		81,026,085
Construction Materials - 0.0%
Lafarge North America, Inc.	250	9,393
Containers & Packaging - 0.1%
Bemis Co., Inc.	34,500	1,696,710
Pactiv Corp. (a)	170,400	3,024,600
Peak International Ltd. (a)	200,000	1,500,000
		6,221,310
Metals & Mining - 3.2%
Agnico-Eagle Mines Ltd.	305,300	3,011,567
Alcoa, Inc.	1,024,200	36,410,310
Barrick Gold Corp.	1,041,000	16,645,797
BHP Billiton Ltd.	4,179,257	22,408,445
BHP Billiton PLC	4,659,263	23,675,765
Compania de Minas Buenaventura SA sponsored ADR	471,100	9,765,903
Fording, Inc.	168,803	3,001,461
Franco Nevada Mining Corp. Ltd.	2,879,164	42,601,352
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,308,600	17,522,154
Gold Fields Ltd.	997,200	4,784,230
Goldcorp, Inc.	1,783,280	21,624,343
Impala Platinum Holdings Ltd.	97,600	4,578,283
Lonmin PLC	11,100	169,697
Massey Energy Corp.	467,300	9,687,129
Meridian Gold, Inc. (a)	373,600	3,837,874
Newmont Mining Corp.	793,110	15,156,332
Normandy Mining Ltd.	3,190,883	2,949,258

	Shares	Value (Note 1)
Placer Dome, Inc.	790,000	$ 8,636,592
Rio Tinto PLC (Reg.)	1,416,300	27,137,668
		273,604,160
Paper & Forest Products - 0.5%
International Paper Co.	334,100	13,480,935
Mead Corp.	188,600	5,825,854
Sappi Ltd.	706,200	7,070,839
Stora Enso Oyj (R Shares)	508,800	6,524,528
Westvaco Corp.	101,600	2,890,520
Weyerhaeuser Co.	58,600	3,169,088
		38,961,764
TOTAL MATERIALS		399,822,712
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.1%
Cable & Wireless PLC	1,160,600	5,584,900
Cable & Wireless PLC sponsored ADR	102,100	1,512,101
		7,097,001
Wireless Telecommunication Services - 1.5%
AirGate PCS, Inc. (a)	135,700	6,181,135
Alamosa Holdings, Inc. (a)	241,200	2,877,516
American Tower Corp. Class A (a)	2,008,070	19,016,423
Mobile TeleSystems Ojsc sponsored ADR (a)	200	7,132
Sprint Corp. - PCS Group Series 1 (a)	2,002,300	48,876,143
Triton PCS Holdings, Inc. Class A (a)	837,400	24,577,690
Vimpel Communications sponsored ADR (a)	200	5,210
Vodafone Group PLC sponsored ADR	987,100	25,348,728
		126,889,977
TOTAL TELECOMMUNICATION SERVICES		133,986,978
UTILITIES - 0.2%
Electric Utilities - 0.2%
Entergy Corp.	36,600	1,431,426
FirstEnergy Corp.	218,300	7,636,134
Southern Co.	465,540	11,801,439
		20,868,999
Gas Utilities - 0.0%
Southern Union Co.	23,165	436,892
TOTAL UTILITIES		21,305,891
TOTAL COMMON STOCKS (Cost $7,244,706,223)		8,066,355,903
Convertible Preferred Stocks - 0.4%
	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
Xerox Capital Trust II $3.75 (e)	342,900	$ 23,757,827
Real Estate - 0.0%
Vornado Realty Trust Series A, $3.25	45,900	2,639,250
TOTAL FINANCIALS		26,397,077
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (e)	9,200	10,172,900
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,372,629)		36,569,977
Convertible Bonds - 0.3%
Moody's Ratings (unaudited) (d)		Principal Amount (c)
CONSUMER DISCRETIONARY - 0.1%
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (e)	Ba3	$ 4,540,000	5,096,150
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp. 0% 2/6/21	Ba3	10,160,000	7,387,336
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Redback Networks, Inc. 5% 4/1/07	CCC-	6,710,000	3,355,000
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (e)	CCC	5,025,000	5,985,780
TOTAL CONVERTIBLE BONDS (Cost $19,065,467)			21,824,266
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.63% to 2.2% 1/3/02 to 3/21/02	-	3,400,000	3,393,996
U.S. Treasury Bonds 6.875% 8/15/25	Aaa	14,800,000	16,876,588
TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,297,302)			20,270,584
Money Market Funds - 7.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	543,547,695	$ 543,547,695
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	89,714,500	89,714,500
TOTAL MONEY MARKET FUNDS (Cost $633,262,195)		633,262,195
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $7,950,703,816)		8,778,282,925
NET OTHER ASSETS - (4.4)%		(372,877,176)
NET ASSETS - 100%		$ 8,405,405,749
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,012,657 or 0.5% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
PJ America, Inc.	$ -	$ 8,247,615	$ -	$ -
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $11,825,672,661 and $11,236,897,839, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $233,229,004, respectively.

The market value of futures contracts opened and closed during the period amounted to $498,802,371 and $551,784,208, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $789,160 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.5%
United Kingdom	6.6
Canada	5.2
Switzerland	1.7
Ireland	1.5
Japan	1.2
Bermuda	1.1
Others (individually less than 1%)	2.2
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,008,815,953. Net unrealized appreciation aggregated $769,466,972, of which $1,028,470,929 related to appreciated investment securities and $259,003,957 related to depreciated investment securities.

The fund hereby designates approximately $248,988,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $675,098,000 all of which will expire on December 31, 2009.

Contrafund Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $86,361,377) (cost $7,950,703,816) - See accompanying schedule		$ 8,778,282,925
Cash		78,150
Receivable for investments sold		13,425,820
Receivable for fund shares sold		7,581,084
Dividends receivable		5,208,028
Interest receivable		1,846,130
Other receivables		88,522
Total assets		8,806,510,659
Liabilities
Payable for investments purchased	$ 293,410,349
Payable for fund shares redeemed	13,510,889
Accrued management fee	3,993,674
Distribution fees payable	144,406
Payable for daily variation on futures contracts	62,911
Other payables and accrued expenses	268,181
Collateral on securities loaned, at value	89,714,500
Total liabilities		401,104,910
Net Assets		$ 8,405,405,749
Net Assets consist of:
Paid in capital		$ 8,248,254,052
Undistributed net investment income		62,524,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(732,966,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		827,594,136
Net Assets		$ 8,405,405,749
Initial Class: Net Asset Value, offering price and redemption price per share ($6,972,615,331 ÷ 346,456,881 shares)		$20.13
Service Class: Net Asset Value, offering price and redemption price per share ($1,201,104,730 ÷ 59,870,948 shares)		$20.06
Service Class 2: Net Asset Value, offering price and redemption price per share ($231,685,688 ÷ 11,586,879 shares)		$20.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 82,986,154
Interest		37,573,076
Security lending		993,617
Total income		121,552,847
Expenses
Management fee	$ 49,785,927
Transfer agent fees	5,706,134
Distribution fees	1,516,678
Accounting and security lending fees	837,913
Non-interested trustees' compensation	29,548
Custodian fees and expenses	524,381
Audit	58,127
Legal	56,374
Miscellaneous	1,691,531
Total expenses before reductions	60,206,613
Expense reductions	(3,680,032)	56,526,581
Net investment income		65,026,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(5,029,365) on sales of investments in affiliated issuers)	(604,378,310)
Foreign currency transactions	(40,011)
Futures contracts	(6,550,601)	(610,968,922)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(676,795,259)
Assets and liabilities in foreign currencies	48,020
Futures contracts	458,688	(676,288,551)
Net gain (loss)		(1,287,257,473)
Net increase (decrease) in net assets resulting from operations		$ (1,222,231,207)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 65,026,266	$ 68,317,627
Net realized gain (loss)	(610,968,922)	204,849,547
Change in net unrealized appreciation (depreciation)	(676,288,551)	(962,270,276)
Net increase (decrease) in net assets resulting from operations	(1,222,231,207)	(689,103,102)
Distributions to shareholders From net investment income	(69,399,586)	(35,814,293)
From net realized gain	(248,845,348)	(1,235,476,968)
Total distributions	(318,244,934)	(1,271,291,261)
Share transactions - net increase (decrease)	102,246,420	2,023,685,153
Total increase (decrease) in net assets	(1,438,229,721)	63,290,790
Net Assets
Beginning of period	9,843,635,470	9,780,344,680
End of period (including undistributed net investment income of $62,524,412 and $67,012,238, respectively)	$ 8,405,405,749	$ 9,843,635,470
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	46,135,846	$ 938,388,669	53,448,851	$ 1,355,965,735
Reinvested	12,488,712	275,251,203	45,653,334	1,161,877,344
Redeemed	(70,827,054)	(1,431,503,158)	(49,325,329)	(1,240,820,402)
Net increase (decrease)	(12,202,496)	$ (217,863,286)	49,776,856	$ 1,277,022,677
Service Class Sold	13,891,953	$ 284,903,951	24,126,050	$ 612,579,539
Reinvested	1,820,820	40,039,821	4,305,875	109,369,237
Redeemed	(8,440,108)	(168,326,292)	(2,471,479)	(61,156,455)
Net increase (decrease)	7,272,665	$ 156,617,480	25,960,446	$ 660,792,321
Service Class 2 A Sold	9,228,820	$ 185,001,257	3,591,561	$ 88,871,209
Reinvested	134,574	2,953,910	1,759	44,679
Redeemed	(1,242,618)	(24,462,941)	(127,217)	(3,045,733)
Net increase (decrease)	8,120,776	$ 163,492,226	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 60,769,746		$ 32,731,929
Service Class		8,007,964		3,081,105
Service Class 2 A		621,876		1,259
Total		$ 69,399,586		$ 35,814,293
From net realized gain Initial Class		$ 214,481,457		$ 1,129,145,416
Service Class		32,031,857		106,288,132
Service Class 2 A		2,332,034		43,420
Total		$ 248,845,348		$ 1,235,476,968
		$ 318,244,934		$ 1,271,291,261

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Income from Investment Operations
Net investment income E	.16	.17	.12	.13	.16
Net realized and unrealized gain (loss)	(3.01)	(1.84)	5.59	5.54	3.73
Total from investment operations	(2.85)	(1.67)	5.71	5.67	3.89
Less Distributions
From net investment income	(.17)	(.11)	(.12)	(.14)	(.14)
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	(.37)
Total distributions	(.77)	(3.73)	(1.00)	(1.17)	(.51)
Net asset value, end of period	$ 20.13	$ 23.75	$ 29.15	$ 24.44	$ 19.94
Total Return C, D	(12.28)%	(6.58)%	24.25%	29.98%	24.14%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.66%	.67%	.70%	.71%
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.70%	.71%
Expenses net of all reductions	.64%	.63%	.65%	.66%	.68%
Net investment income	.77%	.69%	.48%	.62%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,972,615	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868
Portfolio turnover rate	140%	177%	172%	201%	142%
Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income E	.14	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(3.00)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(2.86)	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.15)	(.11)	(.12)	(.14)	-
From net realized gain	(.60)	(3.62)	(.88)	(1.03)	-
Total distributions	(.75)	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 20.06	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C, D	(12.36)%	(6.71)%	24.15%	29.94%	(0.30)%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.78%	.80%	.81% A
Expenses net of voluntary waivers, if any	.78%	.76%	.78%	.80%	.81% A
Expenses net of all reductions	.74%	.74%	.75%	.75%	.78% A
Net investment income	.67%	.59%	.37%	.53%	1.14% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,105	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Portfolio turnover rate	140%	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income E	.10	.10
Net realized and unrealized gain (loss)	(2.98)	(.93)
Total from investment operations	(2.88)	(.83)
Less Distributions
From net investment income	(.16)	(.11)
From net realized gain	(.60)	(3.62)
Total distributions	(.76)	(3.73)
Net asset value, end of period	$ 20.00	$ 23.64
Total Return B, C, D	(12.47)%	(3.86)%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.92% A
Expenses net of voluntary waivers, if any	.94%	.92% A
Expenses net of all reductions	.90%	.90% A
Net investment income	.52%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 231,686	$ 81,950
Portfolio turnover rate	140%	177%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class 2	-5.23%	9.24%	13.52%
Russell 3000® Value	-4.33%	11.02%	14.15%
Variable Annuity Equity Income Funds Average	-4.26%	9.82%	11.76%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity equity income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,549 - a 255.49% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,572 - a 275.72% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Citigroup, Inc.	3.7
Fannie Mae	3.6
Exxon Mobil Corp.	3.4
SBC Communications, Inc.	2.1
BellSouth Corp.	1.9
14.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	27.5
Industrials	14.3
Consumer Discretionary	12.5
Energy	12.2
Information Technology	6.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	1.7%
Short-Term Investments and Net Other Assets	1.9%

* Foreign investments	6.6%

Semia

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Petersen, Portfolio Manager of Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2001, the fund marginally underperformed the Russell 3000® Value Index and the Lipper Inc. variable annuity equity income funds average, which fell 4.33% and 4.26%, respectively. The fund's underperformance was due primarily to its higher weighting in energy stocks and stock selection in pharmaceutical issues during the period.

Q. How did you position the fund in a difficult year for equities?

A. Throughout most of the period, I focused on cyclical and economically sensitive stocks. The fund's sector weightings stayed relatively the same throughout the period, with an emphasis on stocks of companies that were attractively valued and paid dividends. I looked to industrial stocks, which were among the cheapest stocks due to the recessionary environment. I also focused on financial stocks - the largest sector weighting in the portfolio - which delivered mixed performance in a slowing economy. Additionally, I was able to find attractively priced technology companies in the more conservative areas of the sector. I reduced the fund's exposure to health care stocks early in the period because they had performed very well and I wanted to lock in profits. However, the fund's pharmaceutical holdings were negatively affected by investors' concerns that the industry's future growth could be slower than in the past. The fund's large-cap orientation hurt performance relative to its peer group through much of the year, but during the fourth-quarter rally the fund performed better than the Russell index because of our slightly more aggressive stance.

Q. Which of your stock selections in these sectors helped performance?

A. Good performers included Bank of America, a larger holding, which went through a fairly long and difficult merger with NationsBank a few years ago. By focusing on cutting costs and streamlining operations following the merger, it avoided the riskier lending practices that came back to haunt some of its competitors this year when the economy slowed. Investors also gravitated to IBM, a steady and consistent performer that survived the volatile year in good shape. The company expanded its business services operations, which were not as affected by the slowing economy's technology fallout. IBM continued to meet earnings expectations, delivering better relative performance than many of its competitors. Staples and Office Depot benefited from their conservative approach this year after years of rapid expansion. Staples' Web site recently broke even in terms of profitability, and the company's acquisitions in Europe were doing well at the end of 2001. Office Depot also performed well by strengthening its share in existing markets.

Q. Which stocks hurt the fund's performance?

A. Although Fannie Mae's underlying fundamentals were intact throughout the period, its performance suffered late in the year as investors became increasingly interested in other companies that had greater potential to increase earnings growth. Halliburton, an energy services company involved in exploration and drilling, was hurt by the lower worldwide demand for oil and by asbestos-related litigation against several of its subsidiaries. Exxon Mobil was another large fund holding whose performance suffered from the declining global demand for oil. SBC Communications, a regional telephone company and a top fund holding, was hurt by the slowing growth in business and consumer lines, as well as lower demand for second telephone lines as customers substituted wireless phones and other types of providers for Internet access.

Q. What's your outlook, Steve?

A. I think it's becoming increasingly apparent that underlying business conditions are, if not actually improving, holding steady. The Federal Reserve Board's efforts to reduce interest rates and provide liquidity, combined with the U.S. government's tax reduction and economic stimulus programs, may be starting to work, which may have been reflected in the stock market's 2001 fourth-quarter rally. Hopefully, the economy will show more positive signs in 2002, with perhaps the first indicator being better first-quarter GDP growth. I am somewhat concerned about the potential for a stumble, given that we've already had a strong stock market recovery and technology stocks still look expensive. In general, though, economic trends look more positive, and the outlook for corporate earnings should improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500®; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2001, more than $10.3 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.5%
Johnson Controls, Inc.	328,900	$ 26,558,675
TRW, Inc.	524,600	19,431,184
		45,989,859
Automobiles - 0.4%
Ford Motor Co.	391,900	6,160,668
General Motors Corp.	738,600	35,895,960
		42,056,628
Hotels, Restaurants & Leisure - 2.1%
Harrah's Entertainment, Inc. (a)	407,730	15,090,087
Mandalay Resort Group (a)	889,100	19,026,740
McDonald's Corp.	2,280,400	60,362,188
MGM Mirage, Inc. (a)	1,814,070	52,372,201
Park Place Entertainment Corp. (a)	1,649,600	15,126,832
Six Flags, Inc. (a)	1,364,556	20,986,871
Starwood Hotels & Resorts Worldwide, Inc. unit	1,017,381	30,368,823
		213,333,742
Household Durables - 1.1%
Black & Decker Corp.	595,500	22,468,215
Maytag Corp.	1,100,820	34,158,445
Snap-On, Inc.	1,102,000	37,093,320
Whirlpool Corp.	270,900	19,865,097
		113,585,077
Media - 4.0%
Clear Channel Communications, Inc. (a)	1,003,500	51,088,185
Dow Jones & Co., Inc.	375,800	20,567,534
Fox Entertainment Group, Inc. Class A (a)	1,251,600	33,204,948
Gannett Co., Inc.	486,200	32,687,226
Liberty Media Corp. Class A (a)	1,430,200	20,022,800
News Corp. Ltd.:
ADR	297,734	9,470,919
sponsored ADR	303,867	8,040,321
Reader's Digest Association, Inc. Class A (non-vtg.)	1,357,303	31,326,553
Tribune Co.	991,100	37,096,873
Viacom, Inc. Class B (non-vtg.) (a)	3,261,318	143,987,190
Walt Disney Co.	1,342,900	27,824,888
		415,317,437
Multiline Retail - 1.7%
Big Lots, Inc.	864,056	8,986,185
Costco Wholesale Corp. (a)	94,690	4,202,342
Dillard's, Inc. Class A	658,900	10,542,400
Federated Department Stores, Inc. (a)	953,000	38,977,700
JCPenney Co., Inc.	164,500	4,425,050
Kmart Corp. (a)	1,245,375	6,799,748
Sears, Roebuck & Co.	554,100	26,397,324
Target Corp.	1,166,100	47,868,405
Wal-Mart Stores, Inc.	522,400	30,064,120
		178,263,274

	Shares	Value (Note 1)
Specialty Retail - 1.7%
Charming Shoppes, Inc. (a)	612,800	$ 3,253,968
Gap, Inc.	1,612,400	22,476,856
Office Depot, Inc. (a)	1,167,100	21,638,034
RadioShack Corp.	634,600	19,101,460
Staples, Inc. (a)	3,626,562	67,816,709
The Limited, Inc.	2,698,200	39,717,504
		174,004,531
Textiles & Apparel - 0.1%
Kellwood Co.	612,840	14,714,288
TOTAL CONSUMER DISCRETIONARY		1,197,264,836
CONSUMER STAPLES - 5.2%
Beverages - 0.2%
The Coca-Cola Co.	385,500	18,176,325
Food & Drug Retailing - 0.3%
Albertson's, Inc.	821,200	25,859,588
CVS Corp.	251,400	7,441,440
Rite Aid Corp. (a)	8,323	42,114
		33,343,142
Food Products - 0.5%
H.J. Heinz Co.	396,400	16,299,968
Kellogg Co.	613,500	18,466,350
Kraft Foods, Inc. Class A	624,400	21,248,332
		56,014,650
Household Products - 1.2%
Kimberly-Clark Corp.	1,215,300	72,674,940
Procter & Gamble Co.	646,400	51,149,632
		123,824,572
Personal Products - 1.8%
Avon Products, Inc.	915,600	42,575,400
Estee Lauder Companies, Inc. Class A	308,300	9,884,098
Gillette Co.	3,872,320	129,335,488
		181,794,986
Tobacco - 1.2%
Philip Morris Companies, Inc.	2,794,900	128,146,165
TOTAL CONSUMER STAPLES		541,299,840
ENERGY - 12.2%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	1,658,000	60,467,260
Halliburton Co.	3,159,800	41,393,380
Schlumberger Ltd. (NY Shares)	1,508,800	82,908,560
		184,769,200
Oil & Gas - 10.4%
Anadarko Petroleum Corp.	136,900	7,782,765
BP PLC sponsored ADR	3,305,342	153,731,456
Burlington Resources, Inc.	512,900	19,254,266
ChevronTexaco Corp.	976,471	87,501,566
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	3,142,815	$ 88,941,665
Devon Energy Corp.	293,965	11,361,734
Exxon Mobil Corp.	8,805,436	346,053,635
Royal Dutch Petroleum Co. (NY Shares)	1,934,900	94,848,798
TotalFinaElf SA:
Class B	448,000	62,935,040
sponsored ADR	2,183,396	153,361,735
USX - Marathon Group	1,491,400	44,742,000
		1,070,514,660
TOTAL ENERGY		1,255,283,860
FINANCIALS - 27.1%
Banks - 9.2%
Bank of America Corp.	2,438,190	153,484,061
Bank of New York Co., Inc.	3,077,800	125,574,240
Bank One Corp.	2,471,138	96,497,939
Comerica, Inc.	1,309,400	75,028,620
FleetBoston Financial Corp.	1,924,100	70,229,650
Huntington Bancshares, Inc.	60,200	1,034,838
Mellon Financial Corp.	2,266,900	85,280,778
PNC Financial Services Group, Inc.	706,400	39,699,680
U.S. Bancorp, Delaware	4,207,038	88,053,305
Wachovia Corp.	2,120,052	66,484,831
Wells Fargo & Co.	3,483,800	151,371,110
		952,739,052
Diversified Financials - 13.9%
American Express Co.	3,233,596	115,407,041
Brascan Corp. Class A (ltd. vtg.)	297,600	5,375,723
Charles Schwab Corp.	2,037,700	31,523,219
Citigroup, Inc.	7,517,820	379,499,531
Fannie Mae	4,652,500	369,873,750
Freddie Mac	747,100	48,860,340
Household International, Inc.	2,289,547	132,656,353
J.P. Morgan Chase & Co.	3,879,950	141,036,183
Kinder Morgan Management LLC	141,195	5,351,291
Merrill Lynch & Co., Inc.	1,210,800	63,106,896
Morgan Stanley Dean Witter & Co.	1,841,600	103,019,104
Nomura Holdings, Inc.	1,622,000	20,695,374
Washington Mutual Capital Trust unit (f)	339,000	16,314,375
		1,432,719,180
Insurance - 2.9%
ACE Ltd.	841,500	33,786,225
Allstate Corp.	1,480,900	49,906,330
American International Group, Inc.	702,550	55,782,470
Conseco, Inc. (a)	1,142,100	5,093,766
Hartford Financial Services Group, Inc.	1,560,100	98,021,083

	Shares	Value (Note 1)
Highlands Insurance Group, Inc. (a)	32,600	$ 3,586
Marsh & McLennan Companies, Inc.	294,400	31,633,280
Prudential Financial, Inc.	89,900	2,983,781
The Chubb Corp.	164,400	11,343,600
UnumProvident Corp.	543,700	14,413,487
		302,967,608
Real Estate - 1.1%
Crescent Real Estate Equities Co.	673,100	12,189,841
Equity Office Properties Trust	524,500	15,776,960
Equity Residential Properties Trust (SBI)	1,299,000	37,294,290
Liberty Property Trust (SBI)	884,250	26,394,863
Public Storage, Inc.	609,700	20,363,980
		112,019,934
TOTAL FINANCIALS		2,800,445,774
HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co.	680,800	22,568,520
Guidant Corp. (a)	301,380	15,008,724
		37,577,244
Health Care Providers & Services - 0.1%
McKesson Corp.	389,300	14,559,820
Pharmaceuticals - 4.6%
American Home Products Corp.	1,050,400	64,452,544
Bristol-Myers Squibb Co.	2,837,700	144,722,700
Eli Lilly & Co.	829,000	65,109,660
Merck & Co., Inc.	1,583,100	93,086,280
Pfizer, Inc.	661,700	26,368,745
Schering-Plough Corp.	2,129,530	76,258,469
		469,998,398
TOTAL HEALTH CARE		522,135,462
INDUSTRIALS - 14.1%
Aerospace & Defense - 2.7%
Boeing Co.	510,200	19,785,556
General Dynamics Corp.	287,700	22,912,428
Honeywell International, Inc.	2,740,325	92,677,792
Lockheed Martin Corp.	767,900	35,837,893
Northrop Grumman Corp.	191,500	19,305,115
Raytheon Co.	255,900	8,309,073
Rockwell Collins, Inc.	181,800	3,545,100
United Technologies Corp.	1,195,400	77,258,702
		279,631,659
Building Products - 0.4%
Masco Corp.	1,839,700	45,072,650
Commercial Services & Supplies - 1.8%
Avery Dennison Corp.	703,700	39,780,161
Ceridian Corp. (a)	454,000	8,512,500
IMS Health, Inc.	1,304,800	25,456,648
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	207,200	$ 3,967,880
Pitney Bowes, Inc.	1,181,300	44,428,693
R.R. Donnelley & Sons Co.	535,300	15,893,057
Republic Services, Inc. (a)	1,184,100	23,646,477
Viad Corp.	775,800	18,370,944
		180,056,360
Electrical Equipment - 0.3%
Rockwell International Corp.	1,863,700	33,285,682
Industrial Conglomerates - 4.2%
General Electric Co.	4,238,740	169,888,699
Minnesota Mining & Manufacturing Co.	356,400	42,130,044
Textron, Inc.	959,200	39,768,432
Tyco International Ltd.	3,126,846	184,171,229
		435,958,404
Machinery - 3.0%
Caterpillar, Inc.	1,120,200	58,530,450
Deere & Co.	1,138,650	49,713,459
Eaton Corp.	428,300	31,869,803
Illinois Tool Works, Inc.	514,400	34,835,168
Ingersoll-Rand Co.	1,074,144	44,909,961
Kennametal, Inc.	366,203	14,746,995
Milacron, Inc.	181,130	2,863,665
Navistar International Corp.	387,600	15,310,200
Parker Hannifin Corp.	1,047,700	48,099,907
Pentair, Inc.	300,200	10,960,302
		311,839,910
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	2,998,700	85,552,911
CSX Corp.	660,400	23,147,020
Norfolk Southern Corp.	159,700	2,927,301
Union Pacific Corp.	1,015,900	57,906,300
		169,533,532
TOTAL INDUSTRIALS		1,455,378,197
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 0.4%
Lucent Technologies, Inc.	911,600	5,733,964
Motorola, Inc.	2,536,200	38,093,724
		43,827,688
Computers & Peripherals - 2.3%
Compaq Computer Corp.	1,648,900	16,093,264
Dell Computer Corp. (a)	1,843,500	50,106,330
Hewlett-Packard Co.	2,648,000	54,389,920
International Business Machines Corp.	778,000	94,106,880
NCR Corp. (a)	227,100	8,370,906
Sun Microsystems, Inc. (a)	791,400	9,734,220
		232,801,520

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.8%
Arrow Electronics, Inc. (a)	604,700	$ 18,080,530
Avnet, Inc.	851,730	21,693,563
Tektronix, Inc. (a)	274,200	7,068,876
Thermo Electron Corp.	1,539,600	36,734,856
		83,577,825
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	215,100	10,535,598
Unisys Corp. (a)	1,722,317	21,597,855
		32,133,453
Semiconductor Equipment & Products - 1.1%
Intel Corp.	2,298,200	72,278,390
Micron Technology, Inc. (a)	723,300	22,422,300
National Semiconductor Corp. (a)	440,975	13,577,620
		108,278,310
Software - 0.8%
Computer Associates International, Inc.	728,400	25,122,516
Compuware Corp. (a)	389,700	4,594,563
Microsoft Corp. (a)	871,600	57,743,500
		87,460,579
TOTAL INFORMATION TECHNOLOGY		588,079,375
MATERIALS - 5.9%
Chemicals - 2.4%
Arch Chemicals, Inc.	352,800	8,184,960
Crompton Corp.	469,251	4,223,259
Dow Chemical Co.	1,112,300	37,573,494
E.I. du Pont de Nemours & Co.	1,024,149	43,536,574
Great Lakes Chemical Corp.	409,900	9,952,372
Hercules Trust II unit	15,700	6,142,625
Hercules, Inc. (a)	649,700	6,497,000
Lyondell Chemical Co.	821,000	11,764,930
Millennium Chemicals, Inc.	853,650	10,755,990
PolyOne Corp.	1,076,100	10,545,780
Praxair, Inc.	1,203,612	66,499,563
Solutia, Inc.	2,360,900	33,099,818
		248,776,365
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	1,242,900	19,849,113
Metals & Mining - 2.0%
Alcan, Inc.	820,900	29,476,272
Alcoa, Inc.	1,936,416	68,839,589
Allegheny Technologies, Inc.	636,350	10,658,863
Dofasco, Inc.	926,300	15,021,238
Newmont Mining Corp.	446,300	8,528,793
Nucor Corp.	540,900	28,646,064
Pechiney SA Series A	421,511	21,763,593
Phelps Dodge Corp.	811,800	26,302,320
		209,236,732
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 1.3%
Bowater, Inc.	798,600	$ 38,093,220
Georgia-Pacific Group	1,657,600	45,766,336
International Paper Co.	485,000	19,569,750
Weyerhaeuser Co.	469,900	25,412,192
		128,841,498
TOTAL MATERIALS		606,703,708
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	4,479,321	81,254,883
BellSouth Corp.	5,040,599	192,298,852
BT Group PLC sponsored ADR	79,800	2,932,650
Qwest Communications International, Inc.	1,504,960	21,265,085
SBC Communications, Inc.	5,542,893	217,115,119
Verizon Communications, Inc.	2,592,502	123,040,145
		637,906,734
UTILITIES - 1.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	428,700	18,661,311
Cinergy Corp.	286,600	9,581,038
DPL, Inc.	532,354	12,819,084
Entergy Corp.	2,080,900	81,383,999
FirstEnergy Corp.	90,600	3,169,188
Niagara Mohawk Holdings, Inc. (a)	64,300	1,140,039
Northeast Utilities	1,648,400	29,061,292
Southern Co.	448,300	11,364,405
		167,180,356
Multi-Utilities - 0.2%
SCANA Corp.	788,500	21,943,955
TOTAL UTILITIES		189,124,311
TOTAL COMMON STOCKS (Cost $7,940,631,040)		9,793,622,097
Preferred Stocks - 1.5%

Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	9,224,500
Media - 0.2%
Cox Communications, Inc. $6.858 PRIZES	154,200	8,951,310
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	317,100	8,601,338
		17,552,648
TOTAL CONSUMER DISCRETIONARY		26,777,148

	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.1%
Equity Securities Trust I (Cablevision Systems Corp. - NY Group Class A) $2.3725	193,300	$ 8,601,850
Xerox Capital Trust II $3.75 (f)	74,300	5,147,876
		13,749,726
Insurance - 0.2%
ACE Ltd. $4.125 PRIDES	225,800	18,522,374
Prudential Financial, Inc. $3.375 (a)	65,500	3,784,132
		22,306,506
TOTAL FINANCIALS		36,056,232
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	177,700	9,973,413
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Lucent Technologies, Inc. $80.00 (f)	5,660	6,258,545
Motorola, Inc. $3.50	273,200	12,702,980
		18,961,525
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81	227,800	12,813,750
TOTAL INFORMATION TECHNOLOGY		31,775,275
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	314,100	9,721,395
UTILITIES - 0.4%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,793,360
TXU Corp.:
$1.6575 PRIDES	398,400	9,960,000
$4.38	226,400	11,713,936
		30,467,296
Gas Utilities - 0.1%
NiSource, Inc. $3.875 PIES	299,300	13,618,150
TOTAL UTILITIES		44,085,446
TOTAL CONVERTIBLE PREFERRED STOCKS		158,388,909
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	18,573	1,982,668
TOTAL PREFERRED STOCKS (Cost $161,885,228)		160,371,577
Corporate Bonds - 1.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	Ba2	$ 15,369,000	$ 4,858,141
Media - 0.4%
Adelphia Communications Corp. 6% 2/15/06	B3	9,440,000	8,302,197
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	26,600,000	11,318,300
Liberty Media Corp.3.5% 1/15/31 (f)	Baa3	11,400,000	8,649,750
News America, Inc. liquid yield option note 0% 2/28/21 (f)	Baa3	22,670,000	11,128,703
			39,398,950
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	5,080,000	5,702,300
Specialty Retail - 0.1%
Lowe's Companies, Inc. liquid yield option note 0% 2/16/21 (f)	A3	7,800,000	6,490,380
TOTAL CONSUMER DISCRETIONARY			56,449,771
FINANCIALS - 0.1%
Diversified Financials - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (f)	-	3,680,000	3,532,800
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	5,340,000	4,566,715
TOTAL FINANCIALS			8,099,515
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp.:
liquid yield option note 0% 2/6/21 (f)	Ba3	19,570,000	14,229,347
0% 2/6/21	Ba3	4,620,000	3,359,202
			17,588,549

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Corning, Inc. 3.5% 11/1/08	Baa1	$ 13,700,000	$ 15,419,898
Nortel Networks Corp. 4.25% 9/1/08 (f)	Baa2	4,800,000	4,629,024
			20,048,922
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	6,802,400
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (f)	Baa2	6,670,000	7,462,730
Sanmina-SCI Corp. 0% 9/12/20	Ba3	480,000	178,176
			7,640,906
Semiconductor Equipment & Products - 0.0%
Teradyne, Inc. 3.75% 10/15/06 (f)	-	3,880,000	5,294,687
TOTAL INFORMATION TECHNOLOGY			39,786,915
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (f)	CCC	6,790,000	8,088,248
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	8,950,000	5,404,010
5.25% 1/15/10	B1	3,350,000	2,022,730
			7,426,740
TOTAL CONVERTIBLE BONDS			137,439,738
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	670,000	710,200
Extended Stay America, Inc. 9.875% 6/15/11	B2	640,000	659,200
International Game Technology 8.375% 5/15/09	Ba1	910,000	955,500
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	915,000	887,550
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	940,000	984,650
			4,197,100
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 0.1%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	$ 795,000	$ 763,200
Adelphia Communications Corp.:
10.25% 11/1/06	B2	80,000	80,800
10.25% 6/15/11	B2	1,060,000	1,049,400
10.875% 10/1/10	B2	80,000	81,400
CanWest Media, Inc. 10.625% 5/15/11	B2	785,000	832,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10 (e)	B2	1,445,000	1,018,725
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	1,670,000	384,100
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	720,000	741,600
Radio One, Inc. 8.875% 7/1/11	B3	1,190,000	1,237,600
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	15,000	14,100
Telewest PLC yankee 11% 10/1/07	B2	655,000	465,050
UIH Australia/Pacific, Inc. 14% 5/15/06 (d)	Ca	1,115,000	55,750
Yell Finance BV 0% 8/1/11 (e)	B2	760,000	448,400
			7,172,225
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (f)	Ba2	600,000	612,000
TOTAL CONSUMER DISCRETIONARY			11,981,325
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	1,020,000	1,040,400
Food & Drug Retailing - 0.0%
Rite Aid Corp. 12.5% 9/15/06	B-	1,285,000	1,320,338
Food Products - 0.0%
Dean Foods Co.:
6.625% 5/15/09	Baa2	150,000	135,000
6.75% 6/15/05	Baa2	230,000	228,850
8.15% 8/1/07	Baa2	130,000	127,400
			491,250
TOTAL CONSUMER STAPLES			2,851,988

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ENERGY - 0.0%
Oil & Gas - 0.0%
Chesapeake Energy Corp. 8.125% 4/1/11	B1	$ 1,150,000	$ 1,109,750
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	720,000	662,400
10% 11/1/08 (f)	Ba3	490,000	514,500
			2,286,650
FINANCIALS - 0.0%
Diversified Financials - 0.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	1,055,000	1,094,563
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	Ba3	735,000	723,975
TOTAL FINANCIALS			1,818,538
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
DaVita, Inc. 9.25% 4/15/11	B2	880,000	932,800
Service Corp. International (SCI) 6.5% 3/15/08	B1	720,000	626,400
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	855,000	910,575
			2,469,775
INDUSTRIALS - 0.0%
Building Products - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	605,000	614,075
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Crown Castle International Corp.:
9.375% 8/1/11	B3	340,000	311,950
10.75% 8/1/11	B3	570,000	558,600
			870,550
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	800,000	788,000
TOTAL INFORMATION TECHNOLOGY			1,658,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.1%
Chemicals - 0.0%
IMC Global, Inc. 10.875% 6/1/08	Ba1	$ 735,000	$ 782,775
Containers & Packaging - 0.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	660,000	699,600
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	540,000	507,600
7.8% 5/15/18	B3	160,000	132,000
7.85% 5/15/04	B3	160,000	155,200
8.1% 5/15/07	B3	90,000	81,000
			1,575,400
Metals & Mining - 0.0%
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	680,000	656,200
TOTAL MATERIALS			3,014,375
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
NTL Communications Corp. 11.5% 10/1/08	B3	320,000	99,200
Triton PCS, Inc. 0% 5/1/08 (e)	B2	1,055,000	954,775
			1,053,975
Wireless Telecommunication Services - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,460,000	1,518,400
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	1,735,000	1,223,175
			2,741,575
TOTAL TELECOMMUNICATION SERVICES			3,795,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
8% 12/31/08	Ba1	795,000	659,850
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	60,000	52,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	$ 915,000	$ 878,400
6.25% 3/1/04	B3	375,000	360,000
6.75% 10/1/23	B3	1,120,000	1,075,200
			3,568,750
Multi-Utilities - 0.0%
Enron Corp. 7.375% 5/15/19 (d)	Ca	520,000	98,800
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	425,000	442,000
			540,800
TOTAL UTILITIES			4,109,550
TOTAL NONCONVERTIBLE BONDS			34,600,376
TOTAL CORPORATE BONDS (Cost $175,277,651)			172,040,114
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (g)	B2	547,250	448,745
Tranche C term loan 6.2% 6/30/08 (g)	B2	547,250	448,745
			897,490
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (g)	Ba3	675,029	668,279
Tranche C term loan 4.9194% 7/21/07 (g)	Ba3	810,035	801,934
			1,470,213
TOTAL FLOATING RATE LOANS (Cost $2,288,824)			2,367,703
Money Market Funds - 2.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	197,091,501	$ 197,091,501
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	5,908,800	5,908,800
TOTAL MONEY MARKET FUNDS (Cost $203,000,301)		203,000,301
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $8,483,083,044)	10,331,401,792
NET OTHER ASSETS - (0.1)%	(13,101,923)
NET ASSETS - 100%	$ 10,318,299,869
Security Type Abbreviations
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Security
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $110,200,875 or 1.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,786,649,410 and $2,478,959,379, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183,147 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $3,458,750. The weighted average interest rate was 5.21%. Interest expense includes $2,001 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $4,526,000. The weighted average interest rate was 5.31%. Interest expense includes $2,669 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,367,703 or 0.0% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,487,022,190. Net unrealized appreciation aggregated $1,844,379,602, of which $2,567,493,643 related to appreciated investment securities and $723,114,041 related to depreciated investment securities.

The fund hereby designates approximately $493,631,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,906,672) (cost $8,483,083,044) - See accompanying schedule		$ 10,331,401,792
Receivable for investments sold		2,294,697
Receivable for fund shares sold		13,528,608
Dividends receivable		13,566,529
Interest receivable		2,536,293
Other receivables		43,501
Total assets		10,363,371,420
Liabilities
Payable for investments purchased	$ 1,579,181
Payable for fund shares redeemed	32,711,040
Accrued management fee	4,067,840
Distribution fees payable	112,366
Other payables and accrued expenses	692,324
Collateral on securities loaned, at value	5,908,800
Total liabilities		45,071,551
Net Assets		$ 10,318,299,869
Net Assets consist of:
Paid in capital		$ 8,090,393,503
Undistributed net investment income		152,099,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		227,529,812
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,848,276,674
Net Assets		$ 10,318,299,869
Initial Class: Net Asset Value, offering price and redemption price per share ($9,256,205,291 ÷ 406,950,402 shares)		$22.75
Service Class: Net Asset Value, offering price and redemption price per share ($836,016,927 ÷ 36,875,672 shares)		$22.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($226,077,651 ÷ 10,009,195 shares)		$22.59

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 198,279,609
Interest		15,284,496
Security lending		250,061
		213,814,166
Less foreign taxes withheld		(2,487,006)
Total income		211,327,160
Expenses
Management fee	$ 49,568,227
Transfer agent fees	6,884,172
Distribution fees	1,025,224
Accounting and security lending fees	889,583
Non-interested trustees' compensation	3,935
Custodian fees and expenses	178,814
Registration fees	4,929
Audit	74,491
Legal	66,215
Interest	4,670
Miscellaneous	2,623,654
Total expenses before reductions	61,323,914
Expense reductions	(1,355,145)	59,968,769
Net investment income		151,358,391
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	232,993,751
Foreign currency transactions	(101,176)	232,892,575
Change in net unrealized appreciation (depreciation) on:
Investment securities	(947,174,552)
Assets and liabilities in foreign currencies	(6,114)	(947,180,666)
Net gain (loss)		(714,288,091)
Net increase (decrease) in net assets resulting from operations		$ (562,929,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 151,358,391	$ 172,079,690
Net realized gain (loss)	232,892,575	500,168,037
Change in net unrealized appreciation (depreciation)	(947,180,666)	94,926,588
Net increase (decrease) in net assets resulting from operations	(562,929,700)	767,174,315
Distributions to shareholders From net investment income	(175,168,717)	(187,986,087)
From net realized gain	(493,630,239)	(694,753,499)
Total distributions	(668,798,956)	(882,739,586)
Share transactions - net increase (decrease)	906,134,648	(692,163,922)
Total increase (decrease) in net assets	(325,594,008)	(807,729,193)
Net Assets
Beginning of period	10,643,893,877	11,451,623,070
End of period (including undistributed net investment income of $152,099,880 and $170,138,206, respectively)	$ 10,318,299,869	$ 10,643,893,877

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	89,050,962	$ 2,064,705,585	45,973,673	$ 1,098,402,964
Reinvested	25,863,825	625,387,269	38,143,296	847,544,035
Redeemed	(98,534,150)	(2,255,942,678)	(121,903,326)	(2,861,778,639)
Net increase (decrease)	16,380,637	$ 434,150,176	(37,786,357)	$ (915,831,640)
Service Class Sold	13,139,614	$ 303,254,722	9,905,652	$ 235,854,814
Reinvested	1,673,997	40,376,818	1,585,963	35,176,653
Redeemed	(2,882,957)	(64,472,868)	(3,590,373)	(84,741,881)
Net increase (decrease)	11,930,654	$ 279,158,672	7,901,242	$ 186,289,586
Service Class 2 A Sold	9,931,367	$ 225,467,799	1,666,464	$ 39,694,526
Reinvested	126,086	3,034,869	852	18,898
Redeemed	(1,618,683)	(35,676,868)	(96,891)	(2,335,292)
Net increase (decrease)	8,438,770	$ 192,825,800	1,570,425	$ 37,378,132
Distributions From net investment income Initial Class		$ 164,164,158		$ 180,623,926
Service Class		10,221,979		7,358,208
Service Class 2 A		782,580		3,953
Total		$ 175,168,717		$ 187,986,087
From net realized gain Initial Class		$ 461,223,111		$ 666,920,109
Service Class		30,154,839		27,818,445
Service Class 2 A		2,252,289		14,945
Total		$ 493,630,239		$ 694,753,499
		$ 668,798,956		$ 882,739,586

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 25.52	$ 25.71	$ 25.42	$ 24.28	$ 21.03
Income from Investment Operations
Net investment income E	.34	.40	.41	.38	.36
Net realized and unrealized gain (loss)	(1.51)	1.46	1.10	2.31	5.06
Total from investment operations	(1.17)	1.86	1.51	2.69	5.42
Less Distributions
From net investment income	(.42)	(.44) G	(.38)	(.34)	(.36)
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	(1.81)
Total distributions	(1.60)	(2.05)	(1.22)	(1.55)	(2.17)
Net asset value, end of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Total Return C, D	(4.96)%	8.42%	6.33%	11.63%	28.11%
Ratios to Average Net Assets H
Expenses before expense reductions	.58%	.56%	.57%	.58%	.58%
Expenses net of voluntary waivers, if any	.58%	.56%	.57%	.58%	.58%
Expenses net of all reductions	.57%	.55%	.56%	.57%	.57%
Net investment income	1.47%	1.68%	1.57%	1.58%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912	$ 10,106,742
Portfolio turnover rate	24%	22%	27%	28%	44%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.45	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income E	.31	.37	.38	.36	.05
Net realized and unrealized gain (loss)	(1.51)	1.46	1.11	2.31	.78
Total from investment operations	(1.20)	1.83	1.49	2.67	.83
Less Distributions
From net investment income	(.40)	(.43) G	(.38)	(.34)	-
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	-
Total distributions	(1.58)	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Total Return B, C, D	(5.09)%	8.30%	6.25%	11.54%	3.54%
Ratios to Average Net Assets H
Expenses before expense reductions	.68%	.66%	.67%	.68%	.68% A
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.68%	.68% A
Expenses net of all reductions	.67%	.65%	.66%	.67%	.65% A
Net investment income	1.37%	1.58%	1.47%	1.51%	1.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836,017	$ 634,897	$ 437,332	$ 225,145	$ 5,328
Portfolio turnover rate	24%	22%	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income E	.27	.32
Net realized and unrealized gain (loss)	(1.50)	1.95
Total from investment operations	(1.23)	2.27
Less Distributions
From net investment income	(.41)	(.43) G
From net realized gain	(1.18)	(1.61) G
Total distributions	(1.59)	(2.04)
Net asset value, end of period	$ 22.59	$ 25.41
Total Return B, C, D	(5.23)%	10.19%
Ratios to Average Net Assets H
Expenses before expense reductions	.84%	.83% A
Expenses net of voluntary waivers, if any	.84%	.83% A
Expenses net of all reductions	.83%	.82% A
Net investment income	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 226,078	$ 39,911
Portfolio turnover rate	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class 2	-17.87%	11.49%	13.31%
Russell 3000® Growth Index	-19.63%	7.72%	10.41%
Variable Annuity Growth Funds Average	-17.50%	8.64%	11.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $34,898 - a 248.98% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,924 - a 169.24% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	6.1
Pfizer, Inc.	4.3
Intel Corp.	4.2
General Electric Co.	2.7
Wal-Mart Stores, Inc.	2.4
19.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	32.2
Health Care	18.6
Consumer Discretionary	16.1
Financials	10.3
Industrials	8.9
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.4%
Short-Term Investments and Net Other Assets	0.6%

* Foreign investments 6.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended December 31, 2001, the fund outperformed the Russell 3000 Growth Index which returned -19.63% and slightly trailed the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. Why did the fund beat its index, but trail its Lipper peer average during the period?

A. The fund's relatively light exposure to technology stocks explains the difference in both cases. I kept the fund's tech weighting below that of the Russell 3000 during the period, which helped relative to the index as growth stocks - particularly in the tech sector - struggled. Many of the fund's peers, however, appeared to be less committed to the growth style of investing, and my hunch is that many competitors went even lighter on tech stocks.

Q. Technology stocks still accounted for nearly one-third of the fund's investments during the period. What was your strategy within the sector?

A. Two areas of focus were semiconductors and PCs. Semiconductor fundamentals began to look attractive again, as chip customers trimmed inventories they had stockpiled during the 1990s bubble - when supply was tight and customers were afraid of not being able to obtain parts. When the bubble burst, many semiconductor companies produced below-end-demand levels to help reduce inventories. I started adding to semiconductor positions - such as Intel and Micron Technology - late in the summer as it began to look as if this artificially low production could be nearing an end. The September 11 tragedy, however, overshadowed these developments by threatening to delay the economic recovery, and the fund's semiconductor positions produced mixed results. On the PC front, I saw several positives. New products from Microsoft and Intel - as well as the aging of corporate PCs purchased in preparation for the year 2000 changeover - could all bode well for the industry. With this in mind, I added to our positions in both Microsoft and Dell Computer. Microsoft was a strong performer during the period, while Dell lagged.

Q. Considering the environment, it seems as though pharmaceutical stocks - with their defensive characteristics - would have thrived during the period. Was this the case?

A. Unfortunately, that model didn't hold true to form as it was an atypical year for most of the big drug stocks. Drug companies tend to offer relatively stable earnings growth during periods of economic weakness, but this time patent expirations - combined with difficulty getting new drugs approved - led to earnings disappointments within the group. Bristol-Myers Squibb, for example, suffered several legal setbacks surrounding patents on its diabetes drug, Glucophage, and Schering-Plough had to contend with manufacturing issues, which led to delays in the approval of its new allergy medicine, Clarinex. Both stocks, along with Merck, were disappointing. Pfizer - the fund's largest drug position - declined only marginally as the company managed to successfully deliver its original earnings projections. I also made ill-timed bets on several biotechnology stocks during the period, including Amgen and Human Genome Sciences, which performed poorly as investors looked to companies with better near-term earnings prospects. Two areas in health care that did perform well were hospitals and drug distributors. These companies benefited as demand for their products and services was relatively independent of the economy. Two solid performers in these areas were Tenet Healthcare and McKesson.

Q. Your highest weighting during the period - relative to the index - was in financial stocks. How did this group fare?

A. Finance stocks helped performance overall, as the group responded well to the 11 interest rate cuts that occurred during the period. As for my strategy within finance, I entered the period in a cautious mindset, and shifted to a more aggressive stance as the period progressed. Early on, for example, I focused on defensive areas within finance - such as mortgage lenders Fannie Mae and Freddie Mac - that benefited from lower interest rates and increased refinancing activity. The fund also was helped by its positions in banks, including Bank of America, which saw reduced borrowing costs due to the Fed rate cuts. As I began to believe the worst was over for the economy, I added to the fund's brokerage positions. This move hurt the fund following September 11, but stocks such as Citigroup began to come back toward the end of November.

Q. Which other stocks influenced fund returns?

A. Two retail names that helped were AutoZone and home-improvement chain Lowe's, which continued to compete effectively with Home Depot. Additional disappointments included Internet infrastructure stocks such as Cisco Systems, Sun Microsystems and EMC.

Q. What's your outlook, Jennifer?

A. I'm reasonably optimistic that growth stocks will come back into favor at some point in 2002. We're coming off a dramatic stretch of underperformance for growth versus the broader market, so now may be a good time to own these types of stocks. We've also had an unprecedented number of rate cuts in one year, and this powerful stimulus may begin to have a positive economic impact soon. It's too early to tell for sure, but I do see some encouraging signs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2001, more than $13.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.1%
Auto Components - 0.1%
Cooper Tire & Rubber Co.	1,356,000	$ 21,641,760
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,890,000	9,976,076
Hotels, Restaurants & Leisure - 1.4%
Brinker International, Inc. (a)	1,212,450	36,082,512
Harrah's Entertainment, Inc. (a)	261,400	9,674,414
McDonald's Corp.	1,398,700	37,023,589
Outback Steakhouse, Inc. (a)	1,127,810	38,627,493
Tricon Global Restaurants, Inc. (a)	893,850	43,977,420
Wendy's International, Inc.	550,000	16,043,500
		181,428,928
Household Durables - 2.6%
Black & Decker Corp.	874,140	32,981,302
Centex Corp.	566,000	32,312,940
D.R. Horton, Inc.	1,368,800	44,431,248
KB Home	246,800	9,896,680
Leggett & Platt, Inc.	1,149,300	26,433,900
Lennar Corp.	770,200	36,060,764
Maytag Corp.	1,057,070	32,800,882
Nintendo Co. Ltd.	93,600	16,314,421
Pulte Homes, Inc.	1,140,500	50,946,135
Sony Corp.	812,900	36,661,788
Whirlpool Corp.	382,000	28,012,060
		346,852,120
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	2,461,500	39,950,145
Mattel, Inc.	3,595,400	61,840,880
		101,791,025
Media - 2.1%
AOL Time Warner, Inc. (a)	4,128,452	132,523,309
Clear Channel Communications, Inc. (a)	1,040,600	52,976,946
Viacom, Inc. Class B (non-vtg.) (a)	2,055,625	90,755,844
		276,256,099
Multiline Retail - 4.1%
Dillard's, Inc. Class A	1,200,730	19,211,680
Family Dollar Stores, Inc.	1,386,800	41,576,264
JCPenney Co., Inc.	2,448,100	65,853,890
Kmart Corp. (a)	7,997,500	43,666,350
Kohls Corp. (a)	385,900	27,182,796
Sears, Roebuck & Co.	595,180	28,354,375
Wal-Mart Stores, Inc.	5,649,100	325,105,705
		550,951,060
Specialty Retail - 4.5%
Abercrombie & Fitch Co. Class A (a)	1,655,900	43,931,027
AutoZone, Inc. (a)	721,500	51,803,700
Bed Bath & Beyond, Inc. (a)	414,600	14,054,940
Best Buy Co., Inc. (a)	1,033,600	76,982,528
Home Depot, Inc.	4,141,200	211,242,612
Lowe's Companies, Inc.	3,149,100	146,149,731

	Shares	Value (Note 1)
Office Depot, Inc. (a)	1,820,500	$ 33,752,070
Toys 'R' Us, Inc. (a)	1,394,580	28,923,589
		606,840,197
Textiles & Apparel - 0.4%
NIKE, Inc. Class B	859,400	48,332,656
TOTAL CONSUMER DISCRETIONARY		2,144,069,921
CONSUMER STAPLES - 4.8%
Beverages - 2.6%
Pepsi Bottling Group, Inc.	2,322,800	54,585,800
PepsiAmericas, Inc.	277,100	3,823,980
PepsiCo, Inc.	2,775,380	135,133,252
The Coca-Cola Co.	3,212,200	151,455,230
		344,998,262
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	1,167,290	5,906,487
Food Products - 0.5%
Kellogg Co.	768,620	23,135,462
Kraft Foods, Inc. Class A	1,355,300	46,120,859
		69,256,321
Household Products - 0.3%
Procter & Gamble Co.	451,260	35,708,204
Personal Products - 0.5%
Gillette Co.	1,803,500	60,236,900
Tobacco - 0.9%
Philip Morris Companies, Inc.	2,591,300	118,811,105
TOTAL CONSUMER STAPLES		634,917,279
ENERGY - 3.8%
Energy Equipment & Services - 3.7%
Baker Hughes, Inc.	1,698,070	61,928,613
BJ Services Co. (a)	1,989,660	64,564,467
Cooper Cameron Corp. (a)	425,100	17,157,036
ENSCO International, Inc.	438,900	10,906,665
Global Industries Ltd. (a)	3,357,800	29,884,420
Nabors Industries, Inc. (a)	1,097,410	37,674,085
National-Oilwell, Inc. (a)	1,373,100	28,299,591
Noble Drilling Corp. (a)	257,000	8,748,280
Schlumberger Ltd. (NY Shares)	1,148,300	63,099,085
Smith International, Inc. (a)	655,250	35,134,505
Tidewater, Inc.	924,100	31,326,990
Transocean Sedco Forex, Inc.	915,900	30,975,738
Varco International, Inc. (a)	1,543,900	23,127,622
Weatherford International, Inc. (a)	1,309,540	48,793,460
		491,620,557
Oil & Gas - 0.1%
Noble Affiliates, Inc.	394,000	13,904,260
TOTAL ENERGY		505,524,817
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 10.3%
Banks - 1.9%
Bank of America Corp.	538,600	$ 33,904,870
Bank One Corp.	2,695,590	105,262,790
FleetBoston Financial Corp.	1,099,752	40,140,948
Wells Fargo & Co.	1,624,900	70,601,905
		249,910,513
Diversified Financials - 6.4%
American Express Co.	4,487,200	160,148,168
Charles Schwab Corp.	2,527,150	39,095,011
Citigroup, Inc.	3,134,210	158,214,921
Daiwa Securities Group, Inc.	6,360,000	33,280,472
Fannie Mae	1,028,800	81,789,600
Freddie Mac	1,353,700	88,531,980
Goldman Sachs Group, Inc.	679,100	62,986,525
Merrill Lynch & Co., Inc.	1,187,200	61,876,864
Morgan Stanley Dean Witter & Co.	1,261,200	70,551,528
Nikko Cordial Corp.	9,640,000	42,829,799
Nomura Holdings, Inc.	4,038,000	51,521,528
		850,826,396
Insurance - 2.0%
AFLAC, Inc.	1,396,820	34,305,899
American International Group, Inc.	2,990,866	237,474,760
Prudential Financial, Inc.	101,200	3,358,828
		275,139,487
TOTAL FINANCIALS		1,375,876,396
HEALTH CARE - 18.6%
Biotechnology - 2.7%
Abgenix, Inc. (a)	1,181,842	39,757,165
Alkermes, Inc. (a)	1,145,900	30,205,924
Amgen, Inc. (a)	1,369,500	77,294,580
Cambridge Antibody Technology Group PLC (a)	1,012,375	28,419,067
Geneprot, Inc. (c)	826,000	9,086,000
Human Genome Sciences, Inc. (a)	1,208,400	40,747,248
Medarex, Inc. (a)	1,158,500	20,806,660
Millennium Pharmaceuticals, Inc. (a)	2,555,380	62,632,364
Protein Design Labs, Inc. (a)	1,233,600	40,462,080
QLT, Inc. (a)	386,800	9,842,548
		359,253,636
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	1,194,400	64,055,672
Boston Scientific Corp. (a)	1,336,300	32,231,556
Medtronic, Inc.	3,167,000	162,182,070
Zimmer Holdings, Inc. (a)	220,650	6,738,651
		265,207,949
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	689,700	44,596,002
HCA, Inc.	695,000	26,785,300

	Shares	Value (Note 1)
McKesson Corp.	3,006,400	$ 112,439,360
Tenet Healthcare Corp. (a)	1,046,600	61,456,352
		245,277,014
Pharmaceuticals - 12.1%
Abbott Laboratories	1,935,400	107,898,550
American Home Products Corp.	2,991,200	183,540,032
Bristol-Myers Squibb Co.	1,306,600	66,636,600
Elan Corp. PLC sponsored ADR (a)	695,550	31,341,483
Eli Lilly & Co.	704,600	55,339,284
Forest Laboratories, Inc. (a)	592,800	48,579,960
ImClone Systems, Inc. (a)	292,747	13,601,026
Johnson & Johnson	2,683,500	158,594,850
King Pharmaceuticals, Inc. (a)	810,100	34,129,513
Merck & Co., Inc.	1,150,260	67,635,288
Pfizer, Inc.	14,486,385	577,282,442
Pharmacia Corp.	2,193,200	93,539,980
Schering-Plough Corp.	4,666,800	167,118,108
		1,605,237,116
TOTAL HEALTH CARE		2,474,975,715
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	545,200	25,444,484
Northrop Grumman Corp.	501,800	50,586,458
United Defense Industries, Inc.	43,600	917,780
		76,948,722
Airlines - 0.9%
AMR Corp. (a)	1,038,400	23,021,328
Delta Air Lines, Inc.	1,714,800	50,175,048
Northwest Airlines Corp. (a)	1,574,000	24,711,800
UAL Corp.	1,383,100	18,671,850
		116,580,026
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	1,410,800	83,096,120
Cintas Corp.	40,000	1,920,000
Concord EFS, Inc. (a)	2,276,900	74,636,782
First Data Corp.	906,800	71,138,460
Herman Miller, Inc.	245,856	5,816,953
ServiceMaster Co.	613,900	8,471,820
		245,080,135
Construction & Engineering - 0.4%
Fluor Corp.	1,658,110	62,013,314
Electrical Equipment - 0.3%
Mitsubishi Electric Corp.	9,338,000	35,956,298
Industrial Conglomerates - 3.3%
General Electric Co.	9,030,340	361,936,027
Minnesota Mining & Manufacturing Co.	620,180	73,311,478
		435,247,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 0.2%
Illinois Tool Works, Inc.	506,300	$ 34,286,636
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	1,802,200	51,416,766
Canadian National Railway Co.	1,245,010	59,997,655
Union Pacific Corp.	1,284,550	73,219,350
		184,633,771
TOTAL INDUSTRIALS		1,190,746,407
INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 3.6%
Brocade Communications System, Inc. (a)	908,300	30,082,896
CIENA Corp. (a)	2,297,500	32,877,225
Cisco Systems, Inc. (a)	11,711,020	212,086,572
Emulex Corp. (a)	149,500	5,906,745
JDS Uniphase Corp. (a)	3,461,400	30,044,952
Juniper Networks, Inc. (a)	1,725,900	32,705,805
Lucent Technologies, Inc.	1,945,600	12,237,824
McDATA Corp. Class A (a)	481,000	11,784,500
Motorola, Inc.	4,758,400	71,471,168
Nokia Corp. sponsored ADR	635,900	15,598,627
QUALCOMM, Inc. (a)	406,000	20,503,000
Tellium, Inc.	22,400	139,552
		475,438,866
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	1,654,300	36,229,170
Dell Computer Corp. (a)	5,237,400	142,352,532
EMC Corp. (a)	2,080,460	27,961,382
International Business Machines Corp.	2,609,700	315,669,312
Network Appliance, Inc. (a)	1,536,000	33,592,320
Sun Microsystems, Inc. (a)	3,115,200	38,316,960
		594,121,676
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc. (a)	2,555,060	72,844,761
Amphenol Corp. Class A (a)	694,400	33,365,920
Arrow Electronics, Inc. (a)	645,500	19,300,450
Avnet, Inc.	1,345,900	34,280,073
Jabil Circuit, Inc. (a)	364,400	8,279,168
		168,070,372
Internet Software & Services - 0.4%
Openwave Systems, Inc. (a)	674,500	6,603,355
Yahoo!, Inc. (a)	2,787,200	49,444,928
		56,048,283
Semiconductor Equipment & Products - 14.0%
Advanced Micro Devices, Inc. (a)	2,970,500	47,112,130
Agere Systems, Inc. Class A	11,231,100	63,904,959
Altera Corp. (a)	826,580	17,540,028

	Shares	Value (Note 1)
Analog Devices, Inc. (a)	2,152,800	$ 95,562,792
Applied Materials, Inc. (a)	1,850,200	74,193,020
ASML Holding NV (NY Shares) (a)	3,028,300	51,632,515
Atmel Corp. (a)	3,166,100	23,334,157
Chartered Semiconductor Manufacturing Ltd. ADR (a)	1,909,700	50,490,558
Integrated Circuit Systems, Inc. (a)	858,100	19,384,479
Integrated Device Technology, Inc. (a)	804,000	21,378,360
Intel Corp.	17,872,400	562,086,980
International Rectifier Corp. (a)	488,400	17,035,392
Intersil Corp. Class A (a)	663,600	21,401,100
KLA-Tencor Corp. (a)	1,265,120	62,699,347
LAM Research Corp. (a)	1,708,400	39,669,048
Lattice Semiconductor Corp. (a)	1,380,800	28,403,056
Linear Technology Corp.	482,500	18,836,800
Marvell Technology Group Ltd. (a)	1,095,700	39,247,974
Maxim Integrated Products, Inc. (a)	554,500	29,116,795
Micron Technology, Inc. (a)	3,346,800	103,750,800
National Semiconductor Corp. (a)	1,782,820	54,893,028
Novellus Systems, Inc. (a)	324,100	12,785,745
NVIDIA Corp. (a)	904,900	60,537,810
PMC-Sierra, Inc. (a)	38,900	827,014
QLogic Corp. (a)	524,437	23,342,691
Semtech Corp. (a)	861,900	30,761,211
Silicon Storage Technology, Inc. (a)	86,700	835,788
STMicroelectronics NV (NY Shares)	316,000	10,007,720
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,120,720	70,752,762
Teradyne, Inc. (a)	1,811,200	54,589,568
Texas Instruments, Inc.	3,125,150	87,504,200
United Microelectronics Corp. sponsored ADR	5,153,500	49,473,600
Xilinx, Inc. (a)	542,500	21,184,625
		1,864,276,052
Software - 8.4%
Adobe Systems, Inc.	414,700	12,876,435
Cerner Corp. (a)	377,200	18,833,596
Computer Associates International, Inc.	1,788,200	61,675,018
Compuware Corp. (a)	3,880,500	45,751,095
Electronic Arts, Inc. (a)	672,600	40,322,370
Microsoft Corp. (a)	12,214,423	809,205,523
Nassda Corp.	7,600	170,924
Oracle Corp. (a)	3,346,170	46,210,608
Red Hat, Inc. (a)	2,231,599	15,844,353
Synopsys, Inc. (a)	457,200	27,006,804
VERITAS Software Corp. (a)	1,019,300	45,695,219
		1,123,591,945
TOTAL INFORMATION TECHNOLOGY		4,281,547,194
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.4%
Chemicals - 0.3%
Lyondell Chemical Co.	3,010,600	$ 43,141,898
Construction Materials - 0.1%
Lafarge North America, Inc.	183,621	6,898,641
TOTAL MATERIALS		50,040,539
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.6%
AT&T Corp.	5,985,600	108,578,784
BellSouth Corp.	1,141,010	43,529,532
Qwest Communications International, Inc.	6,774,400	95,722,272
SBC Communications, Inc.	1,515,023	59,343,451
TeraBeam Networks (c)	60,800	60,800
Time Warner Telecom, Inc. Class A (a)	1,724,200	30,501,098
		337,735,937
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc. Class A (a)	3,818,570	41,851,527
Sprint Corp. - PCS Group Series 1 (a)	1,534,280	37,451,775
Vodafone Group PLC	43,004,311	110,435,305
		189,738,607
TOTAL TELECOMMUNICATION SERVICES		527,474,544
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	2,081,000	34,024,350
TOTAL COMMON STOCKS (Cost $11,503,551,605)		13,219,197,162
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	140,061
U.S. Government Agency Obligations - 0.0%
Moody's Ratings (unaudited) (d)		Principal Amount
Fannie Mae 5.5% 5/2/06 (Cost $3,592,346)	Aa2	$ 3,605,000	3,674,829
Money Market Funds - 1.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	115,770,008	$ 115,770,008
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	76,429,400	76,429,400
TOTAL MONEY MARKET FUNDS (Cost $192,199,408)		192,199,408
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $11,700,871,616)		13,415,211,460
NET OTHER ASSETS - (0.8)%		(109,318,774)
NET ASSETS - 100%		$ 13,305,892,686
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $15,039,873,338 and $14,890,187,201, respectively, of which long-term U.S. government and government agency obligations aggregated $3,592,346 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,029,527 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,286,861 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $32,759,515. The weighted average interest rate was 3.60%.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $11,781,931,231. Net unrealized appreciation aggregated $1,633,280,229, of which $2,441,922,025 related to appreciated investment securities and $808,641,796 related to depreciated investment securities.

The fund hereby designates approximately $1,122,869,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $2,090,079,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2001	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $73,254,342) (cost $11,700,871,616) - See accompanying schedule		$ 13,415,211,460
Receivable for investments sold		5,876,051
Receivable for fund shares sold		6,555,087
Dividends receivable		9,545,072
Interest receivable		192,365
Other receivables		98,324
Total assets		13,437,478,359
Liabilities
Payable for investments purchased	$ 10,227,679
Payable for fund shares redeemed	38,080,244
Accrued management fee	6,466,601
Distribution fees payable	174,306
Other payables and accrued expenses	207,443
Collateral on securities loaned, at value	76,429,400
Total liabilities		131,585,673
Net Assets		$ 13,305,892,686
Net Assets consist of:
Paid in capital		$ 13,738,852,958
Undistributed net investment income		24,523,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,171,833,740)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,714,350,032
Net Assets		$ 13,305,892,686
Initial Class: Net Asset Value, offering price and redemption price per share ($11,458,659,072 ÷ 340,924,762 shares)		$33.61
Service Class: Net Asset Value, offering price and redemption price per share ($1,655,758,439 ÷ 49,456,228 shares)		$33.48
Service Class 2: Net Asset Value, offering price and redemption price per share ($191,475,175 ÷ 5,743,219 shares)		$33.34

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 105,989,326
Interest		14,337,559
Security lending		1,421,758
Total income		121,748,643
Expenses
Management fee	$ 83,938,016
Transfer agent fees	9,517,850
Distribution fees	1,948,275
Accounting and security lending fees	1,087,573
Custodian fees and expenses	426,151
Registration fees	52,869
Audit	94,719
Legal	94,307
Interest	101,567
Miscellaneous	3,507,411
Total expenses before reductions	100,768,738
Expense reductions	(4,975,940)	95,792,798
Net investment income		25,955,845
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,008,495,147)
Foreign currency transactions	(485,636)	(2,008,980,783)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,103,294,681)
Assets and liabilities in foreign currencies	(4,082)	(1,103,298,763)
Net gain (loss)		(3,112,279,546)
Net increase (decrease) in net assets resulting from operations		$ (3,086,323,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 25,955,845	$ 11,145,934
Net realized gain (loss)	(2,008,980,783)	1,012,598,310
Change in net unrealized appreciation (depreciation)	(1,103,298,763)	(3,219,390,093)
Net increase (decrease) in net assets resulting from operations	(3,086,323,701)	(2,195,645,849)
Distributions to shareholders From net investment income	(10,651,148)	(20,008,543)
From net realized gain	(1,124,534,087)	(2,010,393,014)
Total distributions	(1,135,185,235)	(2,030,401,557)
Share transactions - net increase (decrease)	105,985,623	3,588,722,111
Total increase (decrease) in net assets	(4,115,523,313)	(637,325,295)
Net Assets
Beginning of period	17,421,415,999	18,058,741,294
End of period (including undistributed net investment income of $24,523,436 and $10,649,233, respectively)	$ 13,305,892,686	$ 17,421,415,999

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	39,041,869	$ 1,384,695,642	60,790,422	$ 3,083,045,212
Reinvested	24,560,455	1,006,978,664	38,128,847	1,912,161,690
Redeemed	(78,112,878)	(2,719,903,391)	(55,558,216)	(2,766,549,803)
Net increase (decrease)	(14,510,554)	$ (328,229,085)	43,361,053	$ 2,228,657,099
Service Class Sold	13,312,909	$ 479,702,662	25,312,442	$ 1,274,031,890
Reinvested	3,016,784	123,326,141	2,363,626	118,228,594
Redeemed	(9,325,901)	(324,004,271)	(1,943,579)	(95,706,253)
Net increase (decrease)	7,003,792	$ 279,024,532	25,732,489	$ 1,296,554,231
Service Class 2 A Sold	5,569,506	$ 192,198,699	1,360,003	$ 65,671,999
Reinvested	119,736	4,880,430	225	11,273
Redeemed	(1,260,574)	(41,888,953)	(45,677)	(2,172,491)
Net increase (decrease)	4,428,668	$ 155,190,176	1,314,551	$ 63,510,781
Distributions From net investment income Initial Class		$ 10,599,775		$ 19,026,484
Service Class		-		981,965
Service Class 2 A		51,373		94
Total		$ 10,651,148		$ 20,008,543
From net realized gain Initial Class		$ 996,378,889		$ 1,893,135,205
Service Class		123,326,141		117,246,629
Service Class 2 A		4,829,057		11,180
Total		$ 1,124,534,087		$ 2,010,393,014
		$ 1,135,185,235		$ 2,030,401,557

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 43.66	$ 54.93	$ 44.87	$ 37.10	$ 31.14
Income from Investment Operations
Net investment income E	.07	.03	.07	.08	.20
Net realized and unrealized gain (loss)	(7.27)	(5.27)	15.10	12.85	6.91
Total from investment operations	(7.20)	(5.24)	15.17	12.93	7.11
Less Distributions
From net investment income	(.03)	(.06)	(.08)	(.19)	(.21)
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	(.94)
Total distributions	(2.85)	(6.03)	(5.11)	(5.16)	(1.15)
Net asset value, end of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Total Return C, D	(17.67)%	(10.96)%	37.44%	39.49%	23.48%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.65%	.66%	.68%	.69%
Expenses net of voluntary waivers, if any	.68%	.65%	.66%	.68%	.69%
Expenses net of all reductions	.65%	.64%	.65%	.66%	.67%
Net investment income	.19%	.07%	.14%	.21%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824	$ 7,727,132
Portfolio turnover rate	105%	103%	84%	123%	113%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.51	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) E	.03	(.02)	.02	.06	.03
Net realized and unrealized gain (loss)	(7.24)	(5.25)	15.07	12.83	.14
Total from investment operations	(7.21)	(5.27)	15.09	12.89	.17
Less Distributions
From net investment income	-	(.05)	(.08)	(.19)	-
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	-
Total distributions	(2.82)	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Total Return B, C, D	(17.74)%	(11.05)%	37.29%	39.38%	.46%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.77%	.80%	.79% A
Expenses net of voluntary waivers, if any	.78%	.76%	.77%	.80%	.79% A
Expenses net of all reductions	.75%	.74%	.75%	.75%	.77% A
Net investment income (loss)	.09%	(.04)%	.04%	.15%	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142	$ 2,015
Portfolio turnover rate	105%	103%	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	(.02)	(.09)
Net realized and unrealized gain (loss)	(7.22)	(3.86)
Total from investment operations	(7.24)	(3.95)
Less Distributions
From net investment income	(.03)	(.05)
From net realized gain	(2.82)	(5.97)
Total distributions	(2.85)	(6.02)
Net asset value, end of period	$ 33.34	$ 43.43
Total Return B, C, D	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.91% A
Expenses net of all reductions	.90%	.90% A
Net investment income (loss)	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 191,475	$ 57,095
Portfolio turnover rate	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class 2	-11.93%	-3.76%	5.19%
ML High Yield Master II	4.48%	3.45%	7.98%
Variable Annuity High Current Yield Funds Average	1.17%	1.60%	6.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity high current yield funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 78 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

This fund includes high yielding, lower rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,580 - a 65.80% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,543 - a 115.43% increase.

Investment Summary

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.2
CSC Holdings, Inc.	3.9
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.	2.9
AES Corp.	2.0
EchoStar Communications Corp.	2.0
16.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Cable TV	15.7
Telecommunications	13.0
Healthcare	6.2
Electric Utilities	5.8
Gaming	4.7
Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.1
Baa	5.7
Ba	22.7
B	46.1
Caa, Ca, C	10.2
Not Rated	2.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2001 account for 2% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Mark Notkin became Portfolio Manager of High Income Portfolio on October 2, 2001.

Q. How did the fund perform, Mark?

A. Disappointingly. For the 12-month period that ended December 31, 2001, the fund fell well short of the 1.17% average return earned by its competitors, as measured by the Lipper Inc. variable annuity high current yield funds average. The fund also trailed the 4.48% return of the Merrill Lynch High Yield Master II Index, which tracks the types of securities in which the fund invests.

Q. Why did the fund perform worse than its peer group average and the Merrill Lynch index?

A. The fund was heavily invested in areas of the market that performed very poorly. One such example was telecommunications. Early in the period, the fund's holdings were concentrated in emerging wireline carriers - upstart companies offering voice and data services directly to homes and businesses - such as Winstar (purchased by IDT in late December), XO Communications and McLeodUSA. The slowing economy hurt these and other telecoms because they found it harder to secure needed investment capital and successfully compete against more-established firms. Investments in European cable operators such as NTL and United Pan-Europe Communications (UPC) also hurt the fund during the period. These companies struggled with a lack of available financing, weak demand for their new products and excessive debt. The poor performance of individual securities, such as Huntsman, also weakened fund results during the year. Huntsman is a manufacturer of chemicals for a variety of industrial products. The company suffered through an extremely poor business climate for the chemical industry. Also, its high level of debt worried investors, who feared the company's ability to meet future financial obligations might be limited.

Q. You started managing the fund in early October. How did your management approach differ from your predecessor's?

A. I took a somewhat more cautious approach. In my opinion, the key to strong performance in the high-yield market is to avoid credit mistakes, and to seek to maximize yield while preserving principal as much as possible. In other words, I think investing in a speculative bond issue carries much more downside risk than upside potential. So, after assuming control of the fund, I looked to remove some of the fund's riskiest investments - immature companies that rely on unproven business models. These included some of the European cable and telecom names I already mentioned: UPC, XO Communications and McLeod. In their place, I added to the fund's weighting in more defensive sectors, focusing on securities issued by companies with strong asset positions and a record of generating stable earnings. One such area of the market was the U.S. cable industry. We increased our holdings in names such as Cablevision, Charter Communications and Adelphia. Other fund holdings that met my investment criteria during the period included Six Flags, the largest regional theme park operator in the country; Allied Waste, a U.S. company specializing in waste management; and Horseshoe Gaming, which operates riverboat casinos in the South and Midwest. Each of these companies had their debt backed by strong earnings, giving me confidence about their ability to meet their debt obligations. I didn't have that same level of confidence about some of the fund's telecom and other holdings.

Q. Which securities boosted fund performance during the year?

A. One of the fund's strongest-performing securities was Intermedia, a telecom company that benefited from its acquisition by global communications giant WorldCom. Echostar, a successful satellite broadcaster with a strong balance sheet, also performed very well for the fund, as it continued to gain market share in the U.S. pay-television market. Also helping results was Plains Resources, an energy and oil-drilling company that benefited from its strong asset position.

Q. What's your outlook, Mark?

A. Interest rates continue to be very low. This should continue to attract investors to the relatively robust yields available in the high-yield market. In addition, I think market discipline may put some constraints on the supply of new high-yield bonds. If this happens, lower supply coupled with potential stronger demand for such securities could boost returns. But regardless of overall market conditions, I will continue to manage the fund cautiously, looking for attractive high-yield opportunities as they become available and working hard to avoid significant credit problems that could hurt future results.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of December 31, 2001, more than $1.4 billion

Manager: Mark Notkin, since October 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 81.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 5.3%
Cable TV - 2.0%
EchoStar Communications Corp. 4.875% 1/1/07 (g)	Caa1	$ 32,665,000	$ 29,112,678
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	1,370,000	1,395,688
7% 5/15/09	B2	9,120,000	9,291,000
			10,686,688
Technology - 1.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	19,500,000	8,283,600
Sanmina-SCI Corp. 0% 9/12/20	Ba3	22,530,000	8,363,136
			16,646,736
Telecommunications - 1.4%
Covad Communications Group, Inc. 6% 9/15/05 (d)(g)	-	9,000,000	1,980,000
Nextel Communications, Inc.:
5.25% 1/15/10	B1	17,595,000	10,623,861
6% 6/1/11 (g)	B1	5,463,000	4,052,863
6% 6/1/11	B1	4,759,000	3,509,763
			20,166,487
TOTAL CONVERTIBLE BONDS			76,612,589
Nonconvertible Bonds - 76.4%
Aerospace - 0.8%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	10,955,000	11,338,425
Air Transportation - 0.5%
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	6,050,000	5,868,500
Delta Air Lines, Inc. pass thru trust certificate 7.92% 5/18/12	A3	1,195,000	1,123,276
			6,991,776
Automotive - 0.6%
Lear Corp.:
7.96% 5/15/05	Ba1	3,920,000	3,978,800
8.11% 5/15/09	Ba1	4,000,000	4,040,000
			8,018,800
Broadcasting - 1.6%
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	8,280,000	8,528,400
Radio One, Inc. 8.875% 7/1/11	B3	10,120,000	10,524,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	4,580,000	4,305,200
			23,358,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	$ 1,180,000	$ 1,180,000
Cable TV - 10.6%
Adelphia Communications Corp.:
9.875% 3/1/07	B2	3,365,000	3,314,525
10.25% 11/1/06	B2	900,000	909,000
10.25% 6/15/11	B2	17,950,000	17,770,500
10.5% 7/15/04	B2	2,540,000	2,565,400
10.875% 10/1/10	B2	3,470,000	3,530,725
Century Communications Corp.:
8.375% 12/15/07	B2	843,000	779,775
8.75% 10/1/07	B2	2,100,000	1,974,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	6,710,000	6,441,600
9.625% 11/15/09	B2	660,000	666,600
10% 4/1/09	B2	7,310,000	7,492,750
10% 5/15/11	B2	17,360,000	17,707,200
11.125% 1/15/11	B2	5,670,000	6,010,200
CSC Holdings, Inc. 7.625% 4/1/11	Ba1	17,670,000	17,404,950
Diamond Cable Communications PLC yankee 13.25% 9/30/04	Caa3	6,435,000	1,769,625
Echostar Broadband Corp. 10.375% 10/1/07	B1	17,640,000	18,345,600
EchoStar DBS Corp. 9.375% 2/1/09	B1	22,150,000	22,814,500
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	210,000	219,450
International Cabletel, Inc. 11.5% 2/1/06	Caa2	20,540,000	6,572,800
NTL Communications Corp. 11.5% 10/1/08	B3	2,490,000	771,900
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	5,245,000	5,192,550
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	Caa1	16,665,000	9,665,700
12.375% 8/1/06	B3	1,410,000	1,395,900
			153,315,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Capital Goods - 0.0%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	$ 270,000	$ 294,300
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	485,000	145,500
			439,800
Chemicals - 0.5%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	1,400,000	1,463,000
Huntsman Corp.:
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	1,950,000	1,969,500
			6,523,100
Consumer Products - 2.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	3,530,000	3,459,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	1,110,000	1,021,200
9.4% 12/1/02 (f)	Ba2	330,000	336,600
10% 11/1/08 (g)	Ba3	3,880,000	4,074,000
Playtex Products, Inc. 9.375% 6/1/11	B2	2,000,000	2,110,000
Quaker State Corp. 6.625% 10/15/05	Ba2	2,590,000	2,460,500
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	4,030,000	2,679,950
9% 11/1/06	Caa3	4,800,000	3,216,000
12% 12/1/05 (g)	Caa1	4,790,000	4,742,100
Sealy Mattress Co.:
0% 12/15/07 (e)	B3	3,160,000	2,701,800
9.875% 12/15/07	B2	4,000,000	3,970,000
			30,771,550
Containers - 1.5%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	5,450,000	5,777,000
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	7,300,000	6,862,000
7.35% 5/15/08	B3	440,000	393,800
7.5% 5/15/10	B3	640,000	563,200
7.8% 5/15/18	B3	480,000	396,000
7.85% 5/15/04	B3	2,510,000	2,434,700
8.1% 5/15/07	B3	6,000,000	5,400,000
			21,826,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diversified Financial Services - 0.3%
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	$ 3,620,000	$ 3,638,100
Diversified Media - 0.7%
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	5,000,000	4,975,000
9.25% 11/1/07	Baa1	3,855,000	4,201,950
Lamar Media Corp. 8.625% 9/15/07	B1	320,000	334,400
			9,511,350
Electric Utilities - 5.8%
AES Corp.:
7.375% 6/15/03	Ba1	3,430,000	3,258,500
8.75% 6/15/08	Ba1	970,000	853,600
8.875% 2/15/11	Ba1	3,800,000	3,287,000
9.375% 9/15/10	Ba1	24,840,000	21,735,000
9.5% 6/1/09	Ba1	740,000	651,200
CMS Energy Corp. 9.875% 10/15/07	Ba3	14,700,000	15,288,000
Edison Mission Energy:
9.875% 4/15/11	Baa3	6,390,000	6,453,900
10% 8/15/08	Baa3	7,500,000	7,575,000
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	2,450,000	2,695,000
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	3,625,000	3,480,000
6.25% 3/1/04	B3	2,875,000	2,760,000
8.375% 5/1/25	B3	1,390,000	1,341,350
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	14,645,000	15,230,800
			84,609,350
Energy - 3.9%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	4,620,000	4,793,250
Canadian Forest Oil Ltd. yankee 8.75% 9/15/07	B1	4,420,000	4,552,600
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	7,251,000	7,287,255
8.125% 4/1/11	B1	14,110,000	13,616,150
8.375% 11/1/08 (g)	B1	1,440,000	1,418,400
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	3,450,000	3,450,000
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	2,120,000	2,194,200
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,000,000	5,100,000
Series D, 10.25% 3/15/06	B2	6,615,000	6,747,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
Plains Resources, Inc.: - continued
Series F, 10.25% 3/15/06	B2	$ 3,270,000	$ 3,335,400
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	4,670,000	4,740,050
			57,234,605
Entertainment/Film - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	4,915,000	4,742,975
9.5% 2/1/11	Caa3	5,115,000	4,935,975
Cinemark USA, Inc.:
8.5% 8/1/08	Caa2	8,515,000	7,663,500
9.625% 8/1/08	Caa2	4,925,000	4,678,750
			22,021,200
Environmental - 1.8%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	13,340,000	12,939,800
7.875% 1/1/09	Ba3	710,000	685,150
8.5% 12/1/08 (g)	Ba3	6,090,000	6,090,000
8.875% 4/1/08	Ba3	6,580,000	6,711,600
			26,426,550
Food and Drug Retail - 2.1%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	1,620,000	1,676,700
Great Atlantic & Pacific Tea, Inc. 9.125% 12/15/11	B2	6,000,000	6,030,000
Rite Aid Corp.:
7.125% 1/15/07	Caa2	4,990,000	4,191,600
7.625% 4/15/05	Caa2	18,750,000	16,312,500
7.7% 2/15/27	Caa2	350,000	248,500
11.25% 7/1/08	Caa2	2,140,000	2,033,000
			30,492,300
Food/Beverage/Tobacco - 0.9%
Dean Foods Co.:
6.625% 5/15/09	Baa2	220,000	198,000
8.15% 8/1/07	Baa2	1,190,000	1,166,200
Del Monte Corp. 9.25% 5/15/11	B3	9,955,000	10,353,200
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	1,400,000	1,421,000
			13,138,400
Gaming - 4.7%
Argosy Gaming Co. 9% 9/1/11	B2	5,290,000	5,501,600
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	B2	1,393,000	1,427,825

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Harrah's Operating Co., Inc.:
7.5% 1/15/09	Baa3	$ 3,000,000	$ 2,992,500
8% 2/1/11	Baa3	1,000,000	1,025,000
Horseshoe Gaming LLC 8.625% 5/15/09	B2	24,160,000	25,247,200
International Game Technology:
7.875% 5/15/04	Ba1	2,250,000	2,323,125
8.375% 5/15/09	Ba1	3,550,000	3,727,500
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	990,000	1,009,800
Mirage Resorts, Inc.:
6.625% 2/1/05	Baa3	930,000	909,537
7.25% 10/15/06	Baa3	230,000	226,019
Station Casinos, Inc. 8.375% 2/15/08	Ba3	15,120,000	15,422,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	940,000	893,000
yankee:
8.625% 12/15/07	Ba3	2,750,000	2,585,000
9% 3/15/07	Ba3	2,880,000	2,764,800
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	1,510,000	1,532,650
			67,587,956
Healthcare - 4.8%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	3,460,000	2,041,400
9.75% 12/1/06	Caa1	4,100,000	3,864,250
11.625% 12/1/06 (g)	B2	2,320,000	2,505,600
Alderwoods Group, Inc.:
11% 1/2/07	-	1,070,000	1,078,025
12.25% 1/2/09	-	700,000	756,000
DaVita, Inc. 9.25% 4/15/11	B2	12,450,000	13,197,000
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	8,020,000	8,190,425
8.5% 2/1/08	Ba1	2,220,000	2,286,600
IASIS Healthcare Corp. 13% 10/15/09	B3	6,750,000	7,374,375
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (d)	C	11,630,000	1,163
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	Ba3	8,500,000	8,160,000
Service Corp. International (SCI):
6% 12/15/05	B1	5,000,000	4,300,000
7.2% 6/1/06	B1	1,000,000	920,000
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	5,000,000	5,475,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	$ 460,000	$ 501,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	8,940,000	9,297,600
			69,948,838
Homebuilding/Real Estate - 3.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	Ba2	3,415,000	3,521,719
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	1,470,000	1,425,900
8% 2/1/09	Ba1	3,630,000	3,557,400
Lennar Corp. 9.95% 5/1/10	Ba1	3,040,000	3,321,200
LNR Property Corp.:
9.375% 3/15/08	Ba3	3,090,000	3,059,100
10.5% 1/15/09	Ba3	10,000,000	10,200,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	5,000,000	5,150,000
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	7,900,000	7,979,000
WCI Communities, Inc. 10.625% 2/15/11	B1	10,000,000	10,300,000
			48,514,319
Hotels - 0.5%
Host Marriott LP 8.375% 2/15/06	Ba3	3,490,000	3,350,400
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	5,000,000	4,600,000
			7,950,400
Leisure - 2.9%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	7,350,000	7,350,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	11,000,000	11,440,000
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,000,000	850,000
9.25% 4/1/06	B3	13,995,000	14,169,938
9.75% 6/15/07	B3	4,610,000	4,656,100
Six Flags, Inc. 9.5% 2/1/09	B3	3,500,000	3,552,500
			42,018,538
Metals/Mining - 3.0%
Century Aluminum Co. 11.75% 4/15/08	Ba3	5,000,000	5,175,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	11,000,000	9,762,500
7.5% 11/15/06	B3	1,880,000	1,363,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	$ 14,509,000	$ 15,560,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	12,725,000	12,279,625
			44,141,028
Paper - 2.0%
Packaging Corp. of America 9.625% 4/1/09	Ba2	12,000,000	13,020,000
Riverwood International Corp.:
10.25% 4/1/06	B-	510,000	525,300
10.625% 8/1/07	B3	6,270,000	6,520,800
Stone Container Corp.:
9.75% 2/1/11	B2	6,775,000	7,249,250
12.58% 8/1/16 (h)	B2	1,150,000	1,207,500
			28,522,850
Publishing/Printing - 3.9%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	20,059,600
CanWest Media, Inc. 10.625% 5/15/11	B2	14,680,000	15,560,800
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	7,000,000	5,880,000
World Color Press, Inc. 7.75% 2/15/09	Baa2	590,000	590,000
Yell Finance BV:
0% 8/1/11 (e)	B2	11,180,000	6,596,200
10.75% 8/1/11	B2	8,000,000	8,560,000
			57,246,600
Railroad - 1.1%
TFM SA de CV yankee:
0% 6/15/09 (e)	B1	10,180,000	9,111,100
10.25% 6/15/07	B1	7,695,000	7,194,825
			16,305,925
Restaurants - 1.6%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	2,875,000	3,018,750
Domino's, Inc. 10.375% 1/15/09	B3	5,130,000	5,437,800
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	14,180,000	14,853,550
			23,310,100
Services - 1.2%
Iron Mountain, Inc.:
8.25% 7/1/11	B2	520,000	533,000
8.625% 4/1/13	B2	10,430,000	10,821,125
8.75% 9/30/09	B2	2,870,000	2,956,100
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	755,000	773,875
Pierce Leahy Corp. 9.125% 7/15/07	B2	1,800,000	1,876,500
			16,960,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Shipping - 1.1%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	$ 1,550,000	$ 1,588,750
8.875% 7/15/11	Ba2	12,210,000	12,515,250
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	1,000,000	825,000
10.25% 11/15/06	Ba3	970,000	732,350
			15,661,350
Super Retail - 1.2%
JCPenney Co., Inc.:
6.9% 8/15/26	Ba2	5,260,000	5,154,800
7.375% 6/15/04	Ba2	670,000	649,900
7.375% 8/15/08	Ba2	1,060,000	1,022,900
7.4% 4/1/37	Ba2	8,920,000	8,697,000
7.6% 4/1/07	Ba2	1,790,000	1,754,200
			17,278,800
Technology - 1.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	1,830,000	1,912,350
10.5% 2/1/09	B2	1,840,000	1,941,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	3,380,000	3,565,900
Micron Technology, Inc. 6.5% 9/30/05 (i)	B3	10,000,000	9,150,000
			16,569,450
Telecommunications - 7.9%
American Cellular Corp. 9.5% 10/15/09	B2	1,000,000	975,000
AXXENT, Inc. 15% 12/30/04 (d)(i)	-	17,227,552	689,102
Covad Communications Group, Inc.:
12% 2/15/10 (d)	-	15,500,000	3,720,000
12.5% 2/15/09 (d)	-	7,684,000	2,074,680
Crown Castle International Corp.:
9.375% 8/1/11	B3	5,490,000	5,037,075
10.75% 8/1/11	B3	5,480,000	5,370,400
Dobson Communications Corp. 10.875% 7/1/10	B3	10,000,000	10,400,000
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	11,810,000	7,794,600
Nextel Communications, Inc.:
9.375% 11/15/09	B1	14,610,000	11,395,800
12% 11/1/08	B1	2,495,000	2,170,650
Orbital Imaging Corp.:
11.625% 3/1/05 (d)	-	7,110,000	1,279,800
11.625% 3/1/05 (d)	-	3,680,000	662,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
PanAmSat Corp. 6% 1/15/03	Baa3	$ 570,000	$ 550,050
PTC International Finance II SA yankee 11.25% 12/1/09	B2	12,950,000	13,079,500
Satelites Mexicanos SA de CV 8.21% 6/30/04 (g)(h)	B1	12,567,000	10,933,290
SBA Communications Corp. 10.25% 2/1/09	B3	3,140,000	2,700,400
SpectraSite Holdings, Inc.:
0% 4/15/09 (e)	B3	14,500,000	4,060,000
0% 3/15/10 (e)	B3	1,030,000	226,600
10.75% 3/15/10	B3	7,885,000	3,863,650
12.5% 11/15/10	B3	2,220,000	1,132,200
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	5,000,000	4,375,000
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	7,350,000	6,247,500
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	2,637,000	2,248,043
10.375% 11/15/09	Baa1	12,043,000	13,608,590
			114,594,330
Textiles & Apparel - 0.8%
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	4,100,000
The William Carter Co. 10.875% 8/15/11 (g)	B3	6,870,000	7,247,850
			11,347,850
TOTAL NONCONVERTIBLE BONDS			1,108,794,590
TOTAL CORPORATE BONDS (Cost $1,242,697,644)			1,185,407,179
Asset-Backed Securities - 0.0%

Airplanes pass thru trust 10.875% 3/15/19 (Cost $776,432)	B2	716,083	93,091
Commercial Mortgage Securities - 1.7%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 11/17/13 (g)	Ba1	4,750,000	3,311,641
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.968% 4/25/21 (h)	Caa1	1,720,963	1,531,658
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (g)(j)	-	1,350,000	103,410
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.4977% 11/18/31 (g)(h)	Ba1	$ 4,500,000	$ 3,865,500
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (g)	BB	4,500,000	3,595,781
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (g)	BB+	2,553,000	1,772,739
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	1,915,000	1,843,929
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	4,000,000	3,919,279
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	BB+	2,600,000	2,554,500
Series 1995-C1 Class F, 7.375% 9/25/24 (g)	-	2,000,000	1,980,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $23,190,850)			24,478,437
Common Stocks - 0.2%
	Shares
Automotive - 0.0%
Insilco Corp. warrants 8/15/07 (a)	7,380	74
Capital Goods - 0.0%
Tokheim Corp. (a)	171,635	471,996
Diversified Financial Services - 0.1%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	515,700
Delta Funding Residual Management, Inc. (a)	1,350	0
ECM Corp. LP (g)	3,000	258,000
		773,843
Healthcare - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (i)	79,800	1
Class B (i)	19,817	0
		1
Hotels - 0.0%
MOA Hospitality, Inc. (a)	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	1,344

	Shares	Value (Note 1)
Telecommunications - 0.0%
AXXENT, Inc. Class B (a)	448,319	$ 11,267
Textiles & Apparel - 0.1%
Arena Brands Holdings Corp. Class B	48,889	1,087,780
TOTAL COMMON STOCKS (Cost $15,200,721)		2,358,337
Nonconvertible Preferred Stocks - 8.3%

Cable TV - 2.7%
CSC Holdings, Inc.:
Series H, $11.75	180,761	19,431,808
Series M, $11.125	184,123	19,655,130
		39,086,938
Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	8,480,093
Delta Financial Corp. Series A, $10.00 (a)	1,350	0
		8,480,093
Healthcare - 0.7%
Fresenius Medical Care Capital Trust II $78.75	10,025	10,193,861
Homebuilding/Real Estate - 0.6%
Swerdlow Real Estate Group, Inc.:
junior (i)	19,817	0
mezzanine (i)	79,800	1
senior (i)	79,800	8,309,438
		8,309,439
Technology - 0.0%
Ampex Corp. 8% non-cumulative	350	546,000
Telecommunications - 3.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	12,550	8,157,500
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	3,629	3,860,349
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	32,309	18,739,220
Series E, $111.25 pay-in-kind	48,027	23,052,960
XO Communications, Inc. $7.00 pay-in-kind	18	18
		53,810,047
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $156,131,963)		120,426,378
Floating Rate Loans - 1.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Automotive - 0.7%
Accuride Corp. Tranche B term loan 7.5% 1/23/06 (h)	-	$ 4,617,037	$ 3,970,652
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (h)	B2	4,223,301	3,463,107
Tranche C term loan 6.2% 6/30/08 (h)	B2	4,223,301	3,463,107
			10,896,866
Broadcasting - 0.2%
Telemundo Group, Inc. Tranche B term loan 5.25% 5/15/08 (h)	-	3,000,000	3,007,500
Cable TV - 0.4%
Charter Communication Operating LLC Tranche B term loan 4.87% 3/18/08 (h)	Ba3	6,000,000	5,880,000
Textiles & Apparel - 0.1%
Synthetic Industries, Inc. term loan 15% 6/14/08 (h)	-	3,600,000	1,080,000
TOTAL FLOATING RATE LOANS (Cost $23,239,985)			20,864,366
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $60,178,583)	60,178,583	60,178,583
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.65%, dated 12/31/01 due 1/2/02 (Cost $4,067,000)	$ 4,067,373	4,067,000
TOTAL INVESTMENT PORTFOLIO - 97.7% (Cost $1,525,483,178)		1,417,873,371
NET OTHER ASSETS - 2.3%		33,923,788
NET ASSETS - 100%		$ 1,451,797,159
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $159,377,323 or 11.0% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
(j) Partial interest payment received on the last interest payment date.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 16,695,295
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 0/7/99	$ 7,794,500
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.1%	AAA, AA, A	0.8%
Baa	5.7%	BBB	5.4%
Ba	22.2%	BB	20.1%
B	46.0%	B	51.0%
Caa	10.0%	CCC	4.4%
Ca, C	0.2%	CC, C	0.2%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 2%. FMR has determined that unrated debt securities that are lower quality account for 2% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $2,223,080,248 and $2,079,602,839, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,661 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,148,542 or 1.3% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $20,864,366 or 1.4% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $16,393,833. The weighted average interest rate was 4.71%. Interest expense includes $12,892 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $12,301,333. The weighted average interest rate was 4.3%. Interest earned from the interfund lending program amounted to $4,403 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,089,000. The weighted average interest rate was 5.79%. Interest expense includes $4,868 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 2,402,081	$ -	$ -
Polymer Group, Inc.	663,660	7,863,553	-	-
Tokheim Corp.	-	141,231	-	-
TOTALS	$ 663,660	$ 10,406,865	$ -	$ -
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,518,271,868. Net unrealized depreciation aggregated $100,398,497, of which $49,762,295 related to appreciated investment securities and $150,160,792 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $1,229,518,000 of which $78,331,000, $378,633,000 and $772,554,000 will expire on December 31, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $4,067,000) (cost $1,525,483,178) - See accompanying schedule		$ 1,417,873,371
Cash		6,684,147
Receivable for investments sold		4,354,962
Receivable for fund shares sold		10,235,762
Dividends receivable		1,438,459
Interest receivable		30,225,526
Total assets		1,470,812,227
Liabilities
Payable for investments purchased	$ 11,108,246
Payable for fund shares redeemed	7,023,914
Accrued management fee	712,768
Distribution fees payable	23,940
Other payables and accrued expenses	146,200
Total liabilities		19,015,068
Net Assets		$ 1,451,797,159
Net Assets consist of:
Paid in capital		$ 2,587,750,366
Undistributed net investment income		265,180,350
Accumulated undistributed net realized gain (loss) on investments		(1,293,523,675)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,609,882)
Net Assets		$ 1,451,797,159
Initial Class: Net Asset Value, offering price and redemption price per share ($1,201,085,050 ÷ 187,427,629 shares)		$6.41
Service Class: Net Asset Value, offering price and redemption price per share ($234,203,794 ÷ 36,682,122 shares)		$6.38
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,508,315 ÷ 2,596,982 shares)		$6.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 18,721,823
Interest		188,913,893
Total income		207,635,716
Expenses
Management fee	$ 9,387,257
Transfer agent fees	1,054,065
Distribution fees	269,934
Accounting fees and expenses	478,264
Non-interested trustees' compensation	4,498
Custodian fees and expenses	58,402
Audit	45,186
Legal	27,877
Interest	17,760
Miscellaneous	483,638
Total expenses before reductions	11,826,881
Expense reductions	(107,246)	11,719,635
Net investment income		195,916,081
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $5,961,298 on sales of investments in affiliated issuers)		(848,680,562)
Change in net unrealized appreciation (depreciation) on:
Investment securities	459,973,834
Assets and liabilities in foreign currencies	(75)	459,973,759
Net gain (loss)		(388,706,803)
Net increase (decrease) in net assets resulting from operations		$ (192,790,722)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 195,916,081	$ 241,029,869
Net realized gain (loss)	(848,680,562)	(394,809,674)
Change in net unrealized appreciation (depreciation)	459,973,759	(345,968,584)
Net increase (decrease) in net assets resulting from operations	(192,790,722)	(499,748,389)
Distributions to shareholders from net investment income	(225,311,206)	(160,774,241)
Share transactions - net increase (decrease)	170,357,427	(151,517,210)
Total increase (decrease) in net assets	(247,744,501)	(812,039,840)
Net Assets
Beginning of period	1,699,541,660	2,511,581,500
End of period (including undistributed net investment income of $265,180,350 and $308,860,512, respectively)	$ 1,451,797,159	$ 1,699,541,660

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	144,472,534	$ 1,039,766,530	68,262,740	$ 656,033,666
Reinvested	24,517,471	193,933,192	13,813,362	144,073,366
Redeemed	(160,943,304)	(1,145,326,697)	(102,114,895)	(1,010,388,142)
Net increase (decrease)	8,046,701	$ 88,373,025	(20,038,793)	$ (210,281,110)
Service Class Sold	28,397,679	$ 203,316,935	14,344,038	$ 139,520,383
Reinvested	3,882,761	30,634,983	1,603,673	16,694,232
Redeemed	(23,505,039)	(165,986,997)	(10,538,595)	(102,893,478)
Net increase (decrease)	8,775,401	$ 67,964,921	5,409,116	$ 53,321,137
Service Class 2 A Sold	2,198,430	$ 15,105,054	583,490	$ 5,445,535
Reinvested	94,413	743,031	639	6,643
Redeemed	(278,883)	(1,828,604)	(1,107)	(9,415)
Net increase (decrease)	2,013,960	$ 14,019,481	583,022	$ 5,442,763
Distributions
From net investment income Initial Class		$ 193,933,192		$ 144,073,366
Service Class		30,634,983		16,694,232
Service Class 2 A		743,031		6,643
Total		$ 225,311,206		$ 160,774,241

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 8.180	$ 11.320	$ 11.530	$ 13.580	$ 12.520
Income from Investment Operations
Net investment income E	.849 H	1.123	1.095	1.111	1.124
Net realized and unrealized gain (loss)	(1.619) H	(3.513)	(.195)	(1.591)	.936
Total from investment operations	(.770)	(2.390)	.900	(.480)	2.060
Less Distributions
From net investment income	(1.000)	(.750)	(1.075)	(.970)	(.890)
From net realized gain	-	-	(.030)	(.600)	(.110)
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(1.000)	(.750)	(1.110)	(1.570)	(1.000)
Net asset value, end of period	$ 6.410	$ 8.180	$ 11.320	$ 11.530	$ 13.580
Total Return C, D	(11.73)%	(22.54)%	8.25%	(4.33)%	17.67%
Ratios to Average Net Assets G
Expenses before expense reductions	.71%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.71%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.70%	.68%	.69%	.70%	.71%
Net investment income	12.08% H	11.38%	9.80%	9.14%	8.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954	$ 2,329,516
Portfolio turnover rate	138%	68%	82%	92%	118%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.150	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income E	.833 H	1.102	1.074	1.082	.203
Net realized and unrealized gain (loss)	(1.613) H	(3.502)	(.194)	(1.562)	(.013)
Total from investment operations	(.780)	(2.400)	.880	(.480)	.190
Less Distributions
From net investment income	(.990)	(.740)	(1.075)	(.970)	-
From net realized gain	-	-	(.030)	(.600)	-
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(.990)	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 6.380	$ 8.150	$ 11.290	$ 11.520	$ 13.570
Total Return B, C, D	(11.90)%	(22.68)%	8.08%	(4.34)%	1.42%
Ratios to Average Net Assets G
Expenses before expense reductions	.81%	.78%	.79%	.82%	.81% A
Expenses net of voluntary waivers, if any	.81%	.78%	.79%	.82%	.81% A
Expenses net of all reductions	.81%	.78%	.79%	.82%	.80% A
Net investment income	11.97% H	11.28%	9.69%	9.51%	10.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 234,204	$ 227,549	$ 253,972	$ 129,587	$ 2,919
Portfolio turnover rate	138%	68%	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.127 for Initial Class and $.126 for Service Class and decrease net realized and unrealized gain (loss) per share by $.127 for Initial Class and $.126 for Service Class. Without this change the ratio of net investment income to average net assets would have been 10.27% for Initial Class and 10.17% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.130	$ 11.140
Income from Investment Operations
Net investment income E	.788 H	.936
Net realized and unrealized gain (loss)	(1.568) H	(3.206)
Total from investment operations	(.780)	(2.270)
Less Distributions
From net investment income	(.990)	(.740)
Net asset value, end of period	$ 6.360	$ 8.130
Total Return B, C, D	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.98%	1.01% A
Expenses net of voluntary waivers, if any	.98%	1.01% A
Expenses net of all reductions	.98%	1.01% A
Net investment income	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,508	$ 4,742
Portfolio turnover rate	138%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.121 and decrease net realized and unrealized gain (loss) per share by $.121. Without this change the ratio of net investment income to average net assets would have been 10.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Service Class 2	-12.31%	10.26%	13.37%
S&P 500®	-11.89%	10.70%	13.76%
Variable Annuity S&P 500 Index Objective Funds Average	-12.27%	10.34%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity S&P 500® index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Service Class 2 on August 27, 1992, when the fund started. As the chart shows, by December 31, 2001 the value of the investment would have grown to $32,339 - a 223.39% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $33,392 - a 233.92% increase.

Investment Summary

Top Ten Stocks as of December 31, 2001
% of fund's net assets
General Electric Co.	3.8
Microsoft Corp.	3.4
Exxon Mobil Corp.	2.5
Citigroup, Inc.	2.4
Wal-Mart Stores, Inc.	2.4
Pfizer, Inc.	2.4
Intel Corp.	2.0
International Business Machines Corp.	2.0
American International Group, Inc.	2.0
Johnson & Johnson	1.7
24.6
Market Sectors as of December 31, 2001
% of fund's net assets
Financials	17.7
Information Technology	17.4
Health Care	14.2
Consumer Discretionary	13.0
Industrials	11.2
Consumer Staples	8.2
Energy	6.3
Telecommunication Services	5.4
Utilities	3.1
Materials	2.6

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with James Creighton, who oversees the Index 500 Portfolio's investment management personnel as Managing Director for Deutsche Asset Management, Inc., sub-adviser of the fund

Q. How did the fund perform, James?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the performance of the Standard & Poor's 500 Index and the variable annuity S&P 500 index objective funds average tracked by Lipper Inc., which returned -11.89% and -12.27%, respectively.

Q. James, can you describe to investors the factors that caused the market to suffer during the past year?

A. Certainly. Most investors are glad to put 2001 behind them because it was a difficult economic environment throughout the period. The U.S. economy simply couldn't shake itself out of its doldrums. At every turn, it seemed as though any small glimmer of hope was immediately dashed by heavier news of corporate cost cutting, rising unemployment or a general slowdown in production. In fact, the convergence of all these factors actually pushed the economy into a recession. The Federal Reserve Board, in an attempt to right the ship, implemented an aggressive interest rate reduction policy. If not for these rate cuts and the unexpected strength and resiliency of the housing market and consumer spending, the first half of the year may well have been much worse than it actually was. Unfortunately, just when it seemed that the economy was slowly beginning to turn for the better, the awful events of September 11 occurred, and the markets were forced to close for an unprecedented four days. Prior to their reopening, the Fed, in an attempt to provide a calming influence, swung into action and cut interest rates by another half point and guaranteed liquidity as needed. Even with this help, though, the index lost almost 12% in the chaotic days following the reopening, hitting its period low on September 21. However, as the immediate uncertainty started to clear, investors began to reaffirm their long-term belief in the underlying foundation of the U.S. economy. This faith helped drive the index up approximately 19% from its September low by the end of the period.

Q. Were there any stocks in the index that performed well during the past 12 months?

A. There were some standout stocks, but unfortunately these were relatively few and far between. The triumvirate of Microsoft, IBM and Dell Computer was able to resist the negative trend that most other technology stocks experienced and performed admirably. In fact, Microsoft, the largest contributor to performance, benefited on a couple of fronts, including the settlement of antitrust litigation against it and the release of its new Windows XP operating system and Xbox video game unit. IBM was another winner, gaining 40%. The company rode the wave of its services division success and diversified product line. Dell, despite sluggishness in the personal computer market, reaffirmed itself as the class of the PC makers. Investors felt that, in the long run, this low-cost producer had the best chance of weathering the downturn gripping the PC market. Finally, retailers Wal-Mart and Lowe's posted solid sales, which helped their share prices.

Q. What were some disappointments?

A. Far and away, the most noteworthy disappointment was the unexpected bankruptcy of energy trading giant Enron, due to its highly irregular and questionable financial reporting. The firm's collapse sent shockwaves throughout the utility sector, causing it to be the worst performing segment of the index in 2001. Wall Street analysts, banks and individual investors were left trying to determine how all the signs of trouble went unnoticed for so long, by so many. Technology leaders such as Cisco, EMC, Oracle, Nortel Networks and Sun Microsystems symbolized the overall problems still plaguing this sector. Slower spending by their customers continued to undercut the group's earnings, and their share prices plummeted. Another disappointment was General Electric. The conglomerate faced a number of different issues including the retirement of CEO Jack Welch, the rejection of its proposed acquisition of Honeywell by European regulators, and the impact September 11 had on its aerospace division. Pharmaceutical giant Merck also fell due to approaching patent expirations.

Q. What's your outlook?

A. I have tempered optimism for the near future, as most economic data point toward an economic recovery, albeit a slow one, at some point during 2002. However, a fair amount of uncertainty still abounds and these factors could influence the recovery that appears to be taking shape. For example, unemployment continues to remain relatively high, the tech sector is still working off its late 1990s hangover, consumer confidence remains tenuous due to the weak job market and, of course, the residual economic effects of September 11 still need to be considered. How quickly and strongly these factors begin to improve will help determine the timing and extent of the anticipated recovery for 2002.

The views expressed in this report reflect those of Deutsche Asset Management, Inc. only through the end of the period of the report as stated on the cover. Any such views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of December 31, 2001, more than $3.4 billion

Sub-adviser: Deutsche Asset Management, Inc., since 1997

3

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	23,593	$ 376,544
Dana Corp.	48,608	674,679
Delphi Automotive Systems Corp.	183,309	2,504,001
Goodyear Tire & Rubber Co.	52,541	1,251,001
Johnson Controls, Inc.	28,497	2,301,133
TRW, Inc.	40,627	1,504,824
Visteon Corp.	42,661	641,621
		9,253,803
Automobiles - 0.7%
Ford Motor Co.	617,748	9,710,999
General Motors Corp.	181,909	8,840,777
Harley-Davidson, Inc.	98,969	5,375,006
		23,926,782
Hotels, Restaurants & Leisure - 1.0%
Carnival Corp.	200,240	5,622,739
Darden Restaurants, Inc.	38,751	1,371,785
Harrah's Entertainment, Inc. (a)	38,417	1,421,813
Hilton Hotels Corp.	120,799	1,319,125
International Game Technology (a)	23,495	1,604,709
Marriott International, Inc. Class A	79,946	3,249,805
McDonald's Corp.	427,625	11,319,234
Starbucks Corp. (a)	124,762	2,376,716
Starwood Hotels & Resorts Worldwide, Inc. unit	65,185	1,945,772
Tricon Global Restaurants, Inc. (a)	48,226	2,372,719
Wendy's International, Inc.	37,293	1,087,837
		33,692,254
Household Durables - 0.4%
American Greetings Corp. Class A	21,229	292,536
Black & Decker Corp.	27,159	1,024,709
Centex Corp.	20,046	1,144,426
Fortune Brands, Inc.	50,155	1,985,636
KB Home	15,098	605,430
Leggett & Platt, Inc.	65,384	1,503,832
Maytag Corp.	25,465	790,179
Newell Rubbermaid, Inc.	87,482	2,411,879
Pulte Homes, Inc.	18,632	832,291
Snap-On, Inc.	19,143	644,353
The Stanley Works	27,553	1,283,143
Tupperware Corp.	19,052	366,751
Whirlpool Corp.	22,126	1,622,500
		14,507,665
Leisure Equipment & Products - 0.2%
Brunswick Corp.	29,260	636,698
Eastman Kodak Co.	95,335	2,805,709
Hasbro, Inc.	57,674	936,049
Mattel, Inc.	142,312	2,447,766
		6,826,222

	Shares	Value (Note 1)
Media - 4.0%
AOL Time Warner, Inc. (a)	1,462,239	$ 46,937,872
Clear Channel Communications, Inc. (a)	193,645	9,858,467
Comcast Corp. Class A (special) (a)	315,798	11,368,728
Dow Jones & Co., Inc.	28,407	1,554,715
Gannett Co., Inc.	90,091	6,056,818
Interpublic Group of Companies, Inc.	123,586	3,650,730
Knight-Ridder, Inc.	24,163	1,568,904
McGraw-Hill Companies, Inc.	64,136	3,911,013
Meredith Corp.	16,454	586,585
Omnicom Group, Inc.	64,179	5,734,394
The New York Times Co. Class A	52,334	2,263,446
TMP Worldwide, Inc. (a)	35,460	1,521,234
Tribune Co.	98,121	3,672,669
Univision Communications, Inc. Class A (a)	69,876	2,827,183
Viacom, Inc. Class B (non-vtg.) (a)	588,570	25,985,366
Walt Disney Co.	675,417	13,994,640
		141,492,764
Multiline Retail - 3.8%
Big Lots, Inc.	37,210	386,984
Costco Wholesale Corp. (a)	148,585	6,594,202
Dillard's, Inc. Class A	29,162	466,592
Dollar General Corp.	108,533	1,617,142
Family Dollar Stores, Inc.	56,213	1,685,266
Federated Department Stores, Inc. (a)	64,636	2,643,612
JCPenney Co., Inc.	86,061	2,315,041
Kmart Corp. (a)	161,097	879,590
Kohls Corp. (a)	109,156	7,688,949
Nordstrom, Inc.	43,881	887,713
Sears, Roebuck & Co.	115,427	5,498,942
Target Corp.	294,794	12,101,294
The May Department Stores Co.	97,917	3,620,971
Wal-Mart Stores, Inc.	1,481,350	85,251,693
		131,637,991
Specialty Retail - 2.4%
AutoZone, Inc. (a)	36,758	2,639,224
Bed Bath & Beyond, Inc. (a)	94,686	3,209,855
Best Buy Co., Inc. (a)	71,668	5,337,833
Circuit City Stores, Inc. - Circuit City Group	68,291	1,772,151
Gap, Inc.	281,939	3,930,230
Home Depot, Inc.	776,666	39,617,733
Lowe's Companies, Inc.	252,302	11,709,336
Office Depot, Inc. (a)	97,633	1,810,116
RadioShack Corp.	60,864	1,832,006
Sherwin-Williams Co.	51,812	1,424,830
Staples, Inc. (a)	149,752	2,800,362
The Limited, Inc.	139,913	2,059,519
Tiffany & Co., Inc.	47,872	1,506,532
TJX Companies, Inc.	91,968	3,665,844
Toys 'R' Us, Inc. (a)	64,841	1,344,802
		84,660,373
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.2%
Jones Apparel Group, Inc. (a)	37,767	$ 1,252,731
Liz Claiborne, Inc.	17,500	870,625
NIKE, Inc. Class B	88,712	4,989,163
Reebok International Ltd. (a)	19,725	522,713
VF Corp.	36,921	1,440,288
		9,075,520
TOTAL CONSUMER DISCRETIONARY		455,073,374
CONSUMER STAPLES - 8.2%
Beverages - 2.5%
Adolph Coors Co. Class B	12,343	659,116
Anheuser-Busch Companies, Inc.	294,560	13,317,058
Brown-Forman Corp. Class B (non-vtg.)	22,603	1,414,948
Coca-Cola Enterprises, Inc.	146,243	2,769,842
Pepsi Bottling Group, Inc.	94,520	2,221,220
PepsiCo, Inc.	580,010	28,240,687
The Coca-Cola Co.	826,944	38,990,410
		87,613,281
Food & Drug Retailing - 1.1%
Albertson's, Inc.	132,799	4,181,841
CVS Corp.	129,052	3,819,939
Kroger Co. (a)	267,699	5,586,878
Safeway, Inc. (a)	165,763	6,920,605
SUPERVALU, Inc.	43,544	963,193
Sysco Corp.	220,710	5,787,016
Walgreen Co.	338,831	11,405,051
Winn-Dixie Stores, Inc.	46,005	655,571
		39,320,094
Food Products - 1.4%
Archer-Daniels-Midland Co.	217,952	3,127,611
Campbell Soup Co.	134,061	4,004,402
ConAgra Foods, Inc.	176,280	4,190,176
General Mills, Inc.	120,208	6,252,018
H.J. Heinz Co.	120,206	4,942,871
Hershey Foods Corp.	44,917	3,040,881
Kellogg Co.	133,277	4,011,638
Sara Lee Corp.	258,108	5,737,741
Unilever NV (NY Shares)	187,571	10,805,965
Wm. Wrigley Jr. Co.	74,152	3,809,188
		49,922,491
Household Products - 1.7%
Clorox Co.	77,562	3,067,577
Colgate-Palmolive Co.	184,049	10,628,830
Kimberly-Clark Corp.	174,593	10,440,661
Procter & Gamble Co.	427,636	33,838,837
		57,975,905
Personal Products - 0.5%
Alberto-Culver Co. Class B	18,540	829,480

	Shares	Value (Note 1)
Avon Products, Inc.	77,817	$ 3,618,491
Gillette Co.	352,408	11,770,427
		16,218,398
Tobacco - 1.0%
Philip Morris Companies, Inc.	718,825	32,958,126
UST, Inc.	55,274	1,934,590
		34,892,716
TOTAL CONSUMER STAPLES		285,942,885
ENERGY - 6.3%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	109,954	4,010,022
Halliburton Co.	140,577	1,841,559
Nabors Industries, Inc. (a)	48,017	1,648,424
Noble Drilling Corp. (a)	43,860	1,492,994
Rowan Companies, Inc. (a)	30,801	596,615
Schlumberger Ltd. (NY Shares)	191,490	10,522,376
Transocean Sedco Forex, Inc.	104,170	3,523,029
		23,635,019
Oil & Gas - 5.6%
Amerada Hess Corp.	29,354	1,834,625
Anadarko Petroleum Corp.	81,603	4,639,131
Apache Corp.	45,048	2,246,994
Ashland, Inc.	23,075	1,063,296
Burlington Resources, Inc.	69,858	2,622,469
ChevronTexaco Corp.	352,518	31,589,138
Conoco, Inc.	204,871	5,797,849
Devon Energy Corp.	42,510	1,643,012
EOG Resources, Inc.	48,201	1,885,141
Exxon Mobil Corp.	2,259,770	88,808,961
Kerr-McGee Corp.	32,010	1,754,148
Occidental Petroleum Corp.	121,105	3,212,916
Phillips Petroleum Co.	127,710	7,695,805
Royal Dutch Petroleum Co. (NY Shares)	702,589	34,440,913
Sunoco, Inc.	29,583	1,104,629
Unocal Corp.	79,742	2,876,294
USX - Marathon Group	103,968	3,119,040
		196,334,361
TOTAL ENERGY		219,969,380
FINANCIALS - 17.7%
Banks - 5.8%
AmSouth Bancorp.	120,746	2,282,099
Bank of America Corp.	527,598	33,212,294
Bank of New York Co., Inc.	240,932	9,830,026
Bank One Corp.	381,923	14,914,093
BB&T Corp.	143,353	5,176,477
Charter One Financial, Inc.	72,723	1,974,429
Comerica, Inc.	58,313	3,341,335
Fifth Third Bancorp	193,744	11,930,756
FleetBoston Financial Corp.	346,698	12,654,477
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Golden West Financial Corp., Delaware	52,253	$ 3,075,089
Huntington Bancshares, Inc.	82,403	1,416,508
KeyCorp	138,646	3,374,644
Mellon Financial Corp.	156,126	5,873,460
National City Corp.	196,595	5,748,438
Northern Trust Corp.	72,797	4,383,835
PNC Financial Services Group, Inc.	94,623	5,317,813
Regions Financial Corp.	74,164	2,220,470
SouthTrust Corp.	110,968	2,737,581
SunTrust Banks, Inc.	95,533	5,989,919
Synovus Financial Corp.	94,665	2,371,358
U.S. Bancorp, Delaware	653,719	13,682,339
Union Planters Corp.	44,761	2,020,064
Wachovia Corp.	451,510	14,159,354
Washington Mutual, Inc.	287,905	9,414,494
Wells Fargo & Co.	566,710	24,623,550
Zions Bancorp	30,100	1,582,658
		203,307,560
Diversified Financials - 7.5%
AMBAC Financial Group, Inc.	34,687	2,006,990
American Express Co.	433,413	15,468,510
Bear Stearns Companies, Inc.	31,159	1,827,164
Capital One Financial Corp.	67,950	3,665,903
Charles Schwab Corp.	457,654	7,079,907
Citigroup, Inc.	1,697,948	85,712,415
Countrywide Credit Industries, Inc.	38,370	1,572,019
Fannie Mae	334,331	26,579,315
Franklin Resources, Inc.	87,088	3,071,594
Freddie Mac	226,902	14,839,391
Household International, Inc.	159,788	9,258,117
J.P. Morgan Chase & Co.	659,979	23,990,237
Lehman Brothers Holdings, Inc.	81,036	5,413,205
MBNA Corp.	281,220	9,898,944
Merrill Lynch & Co., Inc.	275,558	14,362,083
Moody's Corp.	51,949	2,070,687
Morgan Stanley Dean Witter & Co.	363,322	20,324,233
Providian Financial Corp.	94,426	335,212
State Street Corp.	106,434	5,561,177
Stilwell Financial, Inc.	72,319	1,968,523
T. Rowe Price Group, Inc.	40,680	1,412,816
USA Education, Inc.	53,194	4,469,360
		260,887,802
Insurance - 4.2%
AFLAC, Inc.	187,974	4,616,641
Allstate Corp.	236,790	7,979,823
American International Group, Inc.	864,436	68,636,218
Aon Corp.	85,448	3,035,113
Cincinnati Financial Corp.	52,469	2,001,692
Conseco, Inc. (a)	109,141	486,769
Hartford Financial Services Group, Inc.	77,253	4,853,806

	Shares	Value (Note 1)
Jefferson-Pilot Corp.	49,688	$ 2,299,064
John Hancock Financial Services, Inc.	101,367	4,186,457
Lincoln National Corp.	61,964	3,009,591
Loews Corp.	64,245	3,557,888
Marsh & McLennan Companies, Inc.	90,183	9,690,163
MBIA, Inc.	48,416	2,596,550
MetLife, Inc.	240,128	7,607,255
MGIC Investment Corp.	34,967	2,158,163
Progressive Corp.	24,060	3,592,158
SAFECO Corp.	42,176	1,313,782
The Chubb Corp.	63,269	4,365,561
The St. Paul Companies, Inc.	69,890	3,073,063
Torchmark Corp.	41,533	1,633,493
UnumProvident Corp.	79,852	2,116,877
XL Capital Ltd. Class A	45,100	4,120,336
		146,930,463
Real Estate - 0.2%
Equity Office Properties Trust	134,000	4,030,720
Equity Residential Properties Trust (SBI)	87,800	2,520,738
		6,551,458
TOTAL FINANCIALS		617,677,283
HEALTH CARE - 14.2%
Biotechnology - 1.1%
Amgen, Inc. (a)	344,468	19,441,774
Biogen, Inc. (a)	48,873	2,802,867
Chiron Corp. (a)	67,119	2,942,497
Genzyme Corp. - General Division (a)	68,700	4,112,382
Immunex Corp. (a)	184,900	5,123,579
Medimmune, Inc. (a)	69,984	3,243,758
		37,666,857
Health Care Equipment & Supplies - 1.6%
Applera Corp. - Applied Biosystems Group	69,404	2,725,495
Bausch & Lomb, Inc.	17,527	660,067
Baxter International, Inc.	198,456	10,643,195
Becton, Dickinson & Co.	84,360	2,796,534
Biomet, Inc.	87,888	2,715,739
Boston Scientific Corp. (a)	131,369	3,168,620
C.R. Bard, Inc.	20,672	1,333,344
Guidant Corp. (a)	100,570	5,008,386
Medtronic, Inc.	405,378	20,759,407
St. Jude Medical, Inc. (a)	28,022	2,175,908
Stryker Corp.	64,205	3,747,646
Zimmer Holdings, Inc. (a)	63,557	1,941,031
		57,675,372
Health Care Providers & Services - 1.4%
Aetna, Inc.	47,265	1,559,272
AmerisourceBergen Corp.	33,831	2,149,960
Cardinal Health, Inc.	150,324	9,719,950
CIGNA Corp.	49,332	4,570,610
HCA, Inc.	176,333	6,795,874
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Health Management Associates, Inc. Class A (a)	80,700	$ 1,484,880
HealthSouth Corp. (a)	127,827	1,894,396
Humana, Inc. (a)	55,655	656,172
Manor Care, Inc. (a)	33,719	799,477
McKesson Corp.	93,519	3,497,611
Quintiles Transnational Corp. (a)	39,379	632,033
Tenet Healthcare Corp. (a)	106,389	6,247,162
UnitedHealth Group, Inc.	104,015	7,361,142
Wellpoint Health Networks, Inc. (a)	20,735	2,422,885
		49,791,424
Pharmaceuticals - 10.1%
Abbott Laboratories	513,298	28,616,364
Allergan, Inc.	43,284	3,248,464
American Home Products Corp.	434,008	26,630,731
Bristol-Myers Squibb Co.	637,672	32,521,272
Eli Lilly & Co.	371,447	29,173,447
Forest Laboratories, Inc. (a)	57,811	4,737,611
Johnson & Johnson	1,019,054	60,226,091
King Pharmaceuticals, Inc. (a)	75,079	3,163,078
Merck & Co., Inc.	753,573	44,310,092
Pfizer, Inc.	2,086,476	83,146,069
Pharmacia Corp.	429,565	18,320,947
Schering-Plough Corp.	488,007	17,475,531
Watson Pharmaceuticals, Inc. (a)	34,814	1,092,811
		352,662,508
TOTAL HEALTH CARE		497,796,161
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.5%
Boeing Co.	283,636	10,999,404
General Dynamics Corp.	69,072	5,500,894
Goodrich Corp.	35,118	934,841
Honeywell International, Inc.	265,048	8,963,923
Lockheed Martin Corp.	142,235	6,638,107
Northrop Grumman Corp.	34,137	3,441,351
Raytheon Co.	126,632	4,111,741
Rockwell Collins, Inc.	61,248	1,194,336
United Technologies Corp.	155,462	10,047,509
		51,832,106
Air Freight & Couriers - 0.2%
FedEx Corp. (a)	101,374	5,259,283
Airlines - 0.2%
AMR Corp. (a)	50,299	1,115,129
Delta Air Lines, Inc.	40,294	1,179,002
Southwest Airlines Co.	249,773	4,615,805
U.S. Airways Group, Inc. (a)	21,692	137,527
		7,047,463

	Shares	Value (Note 1)
Building Products - 0.1%
Crane Co.	19,326	$ 495,519
Masco Corp.	149,803	3,670,174
		4,165,693
Commercial Services & Supplies - 2.0%
Allied Waste Industries, Inc. (a)	59,699	839,368
Automatic Data Processing, Inc.	206,128	12,140,939
Avery Dennison Corp.	36,327	2,053,565
Cendant Corp. (a)	316,117	6,199,054
Cintas Corp.	57,465	2,758,320
Concord EFS, Inc. (a)	170,270	5,581,451
Convergys Corp. (a)	56,539	2,119,647
Deluxe Corp.	23,372	971,808
Equifax, Inc.	47,575	1,148,936
First Data Corp.	126,400	9,916,080
Fiserv, Inc. (a)	61,496	2,602,511
H&R Block, Inc.	60,246	2,692,996
IMS Health, Inc.	97,074	1,893,914
Paychex, Inc.	130,555	4,549,842
Pitney Bowes, Inc.	81,128	3,051,224
R.R. Donnelley & Sons Co.	38,709	1,149,270
Robert Half International, Inc. (a)	61,776	1,649,419
Sabre Holdings Corp. Class A (a)	43,434	1,839,430
Waste Management, Inc.	211,759	6,757,230
		69,915,004
Construction & Engineering - 0.0%
Fluor Corp.	25,516	954,298
McDermott International, Inc. (a)	19,847	243,523
		1,197,821
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	68,431	989,512
Cooper Industries, Inc.	32,051	1,119,221
Emerson Electric Co.	141,027	8,052,642
Molex, Inc.	63,950	1,979,253
Power-One, Inc. (a)	25,639	266,902
Rockwell International Corp.	64,048	1,143,897
Thomas & Betts Corp.	22,597	477,927
		14,029,354
Industrial Conglomerates - 5.4%
General Electric Co.	3,279,918	131,459,107
Minnesota Mining & Manufacturing Co.	130,675	15,447,092
Textron, Inc.	45,788	1,898,370
Tyco International Ltd.	661,930	38,987,677
		187,792,246
Machinery - 0.9%
Caterpillar, Inc.	112,579	5,882,253
Cummins, Inc.	15,320	590,433
Danaher Corp.	51,500	3,105,965
Deere & Co.	77,458	3,381,816
Dover Corp.	66,545	2,466,823
Eaton Corp.	22,575	1,679,806
Illinois Tool Works, Inc.	102,373	6,932,700
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co.	54,787	$ 2,290,644
ITT Industries, Inc.	28,917	1,460,309
Navistar International Corp.	19,402	766,379
PACCAR, Inc.	25,165	1,651,327
Pall Corp.	39,676	954,605
Parker Hannifin Corp.	37,904	1,740,173
		32,903,233
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	128,510	3,666,390
CSX Corp.	70,007	2,453,745
Norfolk Southern Corp.	126,165	2,312,604
Ryder System, Inc.	24,434	541,213
Union Pacific Corp.	81,349	4,636,893
		13,610,845
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	55,978	2,054,393
W.W. Grainger, Inc.	30,713	1,474,224
		3,528,617
TOTAL INDUSTRIALS		391,281,665
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 2.8%
ADC Telecommunications, Inc. (a)	289,717	1,332,698
Andrew Corp. (a)	26,520	580,523
Avaya, Inc. (a)	93,778	1,139,403
CIENA Corp. (a)	107,100	1,532,601
Cisco Systems, Inc. (a)	2,439,018	44,170,616
Comverse Technology, Inc. (a)	60,632	1,356,338
Corning, Inc.	304,759	2,718,450
JDS Uniphase Corp. (a)	454,161	3,942,117
Lucent Technologies, Inc.	1,147,197	7,215,869
Motorola, Inc.	725,124	10,891,362
Nortel Networks Corp.	1,067,146	8,003,595
QUALCOMM, Inc. (a)	254,713	12,863,007
Scientific-Atlanta, Inc.	53,276	1,275,427
Tellabs, Inc. (a)	133,951	2,003,907
		99,025,913
Computers & Peripherals - 4.1%
Apple Computer, Inc. (a)	114,916	2,516,660
Compaq Computer Corp.	554,846	5,415,297
Dell Computer Corp. (a)	858,858	23,343,760
EMC Corp. (a)	724,533	9,737,724
Gateway, Inc. (a)	107,160	861,566
Hewlett-Packard Co.	641,525	13,176,924
International Business Machines Corp.	569,758	68,917,928
Lexmark International, Inc. Class A (a)	42,262	2,493,458
NCR Corp. (a)	31,552	1,163,007
Network Appliance, Inc. (a)	107,714	2,355,705

	Shares	Value (Note 1)
Palm, Inc. (a)	182,867	$ 709,524
Sun Microsystems, Inc. (a)	1,069,133	13,150,336
		143,841,889
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	149,684	4,267,491
Jabil Circuit, Inc. (a)	62,629	1,422,931
Millipore Corp.	15,535	942,975
PerkinElmer, Inc.	33,000	1,155,660
Sanmina-SCI Corp. (a)	177,399	3,530,240
Solectron Corp. (a)	254,322	2,868,752
Symbol Technologies, Inc.	74,890	1,189,253
Tektronix, Inc. (a)	30,619	789,358
Thermo Electron Corp.	59,207	1,412,679
Waters Corp. (a)	43,300	1,677,875
		19,257,214
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	187,192	3,320,786
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	55,669	2,726,668
Electronic Data Systems Corp.	153,662	10,533,530
Sapient Corp. (a)	40,313	311,216
Unisys Corp. (a)	103,634	1,299,570
		14,870,984
Office Electronics - 0.1%
Xerox Corp.	254,063	2,647,336
Semiconductor Equipment & Products - 4.3%
Advanced Micro Devices, Inc. (a)	123,991	1,966,497
Altera Corp. (a)	127,067	2,696,362
Analog Devices, Inc. (a)	118,127	5,243,658
Applied Materials, Inc. (a)	266,825	10,699,683
Applied Micro Circuits Corp. (a)	98,888	1,119,412
Broadcom Corp. Class A (a)	90,040	3,679,935
Conexant Systems, Inc. (a)	81,342	1,168,071
Intel Corp.	2,220,597	69,837,776
KLA-Tencor Corp. (a)	60,856	3,016,023
Linear Technology Corp.	104,338	4,073,356
LSI Logic Corp. (a)	118,770	1,874,191
Maxim Integrated Products, Inc. (a)	107,807	5,660,946
Micron Technology, Inc. (a)	195,770	6,068,870
National Semiconductor Corp. (a)	57,002	1,755,092
Novellus Systems, Inc. (a)	47,787	1,885,197
NVIDIA Corp. (a)	49,900	3,338,310
PMC-Sierra, Inc. (a)	54,124	1,150,676
QLogic Corp. (a)	30,354	1,351,057
Teradyne, Inc. (a)	57,064	1,719,909
Texas Instruments, Inc.	569,630	15,949,640
Vitesse Semiconductor Corp. (a)	60,471	751,655
Xilinx, Inc. (a)	114,252	4,461,541
		149,467,857
Software - 5.1%
Adobe Systems, Inc.	78,034	2,422,956
Autodesk, Inc.	17,719	660,387
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
BMC Software, Inc. (a)	79,454	$ 1,300,662
Citrix Systems, Inc. (a)	67,718	1,534,490
Computer Associates International, Inc.	193,802	6,684,231
Compuware Corp. (a)	120,030	1,415,154
Intuit, Inc. (a)	68,045	2,910,965
Mercury Interactive Corp. (a)	26,902	914,130
Microsoft Corp. (a)	1,780,835	117,980,319
Novell, Inc. (a)	105,647	484,920
Oracle Corp. (a)	1,842,549	25,445,602
Parametric Technology Corp. (a)	87,820	685,874
PeopleSoft, Inc. (a)	103,462	4,159,172
Siebel Systems, Inc. (a)	157,957	4,419,637
VERITAS Software Corp. (a)	134,223	6,017,217
		177,035,716
TOTAL INFORMATION TECHNOLOGY		609,467,695
MATERIALS - 2.6%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	74,969	3,516,796
Dow Chemical Co.	300,937	10,165,652
E.I. du Pont de Nemours & Co.	339,640	14,438,096
Eastman Chemical Co.	25,513	995,517
Ecolab, Inc.	42,084	1,693,881
Engelhard Corp.	43,223	1,196,413
Great Lakes Chemical Corp.	16,878	409,798
Hercules, Inc. (a)	36,438	364,380
International Flavors & Fragrances, Inc.	31,483	935,360
PPG Industries, Inc.	55,418	2,866,219
Praxair, Inc.	52,890	2,922,173
Rohm & Haas Co.	72,482	2,510,052
Sigma Aldrich Corp.	24,974	984,225
		42,998,562
Construction Materials - 0.1%
Vulcan Materials Co.	33,989	1,629,433
Containers & Packaging - 0.1%
Ball Corp.	9,011	637,078
Bemis Co., Inc.	17,454	858,388
Pactiv Corp. (a)	52,453	931,041
Sealed Air Corp. (a)	27,665	1,129,285
Temple-Inland, Inc.	16,349	927,479
		4,483,271
Metals & Mining - 0.7%
Alcan, Inc.	104,712	3,759,921
Alcoa, Inc.	284,986	10,131,252
Allegheny Technologies, Inc.	26,337	441,145
Barrick Gold Corp.	175,530	2,806,760
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	47,049	629,986
Inco Ltd. (a)	59,633	1,013,491

	Shares	Value (Note 1)
Newmont Mining Corp.	64,026	$ 1,223,537
Nucor Corp.	25,485	1,349,686
Phelps Dodge Corp.	25,859	837,832
Placer Dome, Inc.	107,411	1,174,259
USX - U.S. Steel Group	29,149	527,888
Worthington Industries, Inc.	27,991	397,472
		24,293,229
Paper & Forest Products - 0.5%
Boise Cascade Corp.	19,125	650,441
Georgia-Pacific Group	74,118	2,046,398
International Paper Co.	167,514	6,759,190
Louisiana-Pacific Corp.	35,564	300,160
Mead Corp.	32,733	1,011,122
Westvaco Corp.	33,297	947,300
Weyerhaeuser Co.	70,562	3,815,993
Willamette Industries, Inc.	35,985	1,875,538
		17,406,142
TOTAL MATERIALS		90,810,637
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 4.8%
ALLTEL Corp.	103,661	6,398,994
AT&T Corp.	1,173,730	21,291,462
BellSouth Corp.	619,890	23,648,804
CenturyTel, Inc.	46,163	1,514,146
Citizens Communications Co. (a)	89,018	948,932
Qwest Communications International, Inc.	563,029	7,955,600
SBC Communications, Inc.	1,114,770	43,665,541
Sprint Corp. - FON Group	293,041	5,884,263
Verizon Communications, Inc.	899,219	42,676,934
WorldCom, Inc. - WorldCom Group	958,256	13,492,244
		167,476,920
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	852,100	12,244,677
Nextel Communications, Inc. Class A (a)	262,776	2,880,025
Sprint Corp. - PCS Group Series 1 (a)	326,996	7,981,972
		23,106,674
TOTAL TELECOMMUNICATION SERVICES		190,583,594
UTILITIES - 3.1%
Electric Utilities - 2.4%
AES Corp. (a)	174,183	2,847,892
Allegheny Energy, Inc.	40,757	1,476,219
Ameren Corp.	44,883	1,898,551
American Electric Power Co., Inc.	105,539	4,594,113
Calpine Corp. (a)	97,810	1,642,230
Cinergy Corp.	52,028	1,739,296
CMS Energy Corp.	43,607	1,047,876
Consolidated Edison, Inc.	69,457	2,803,285
Constellation Energy Group, Inc.	53,490	1,420,160
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Dominion Resources, Inc.	81,125	$ 4,875,613
DTE Energy Co.	53,946	2,262,495
Duke Energy Corp.	254,827	10,004,508
Edison International (a)	106,586	1,609,449
Entergy Corp.	72,250	2,825,698
Exelon Corp.	105,105	5,032,427
FirstEnergy Corp.	107,271	3,752,340
FPL Group, Inc.	57,618	3,249,655
Mirant Corp. (a)	149,678	2,397,842
Niagara Mohawk Holdings, Inc. (a)	52,345	928,077
PG&E Corp.	126,780	2,439,247
Pinnacle West Capital Corp.	27,681	1,158,450
PPL Corp.	47,753	1,664,192
Progress Energy, Inc.	71,102	3,201,723
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	0
Public Service Enterprise Group, Inc.	68,390	2,885,374
Reliant Energy, Inc.	97,439	2,584,082
Southern Co.	232,545	5,895,016
TECO Energy, Inc.	44,300	1,162,432
TXU Corp.	91,282	4,303,946
Xcel Energy, Inc.	112,451	3,119,391
		84,821,579
Gas Utilities - 0.5%
El Paso Corp.	166,162	7,412,487
KeySpan Corp.	45,269	1,568,571
Kinder Morgan, Inc.	37,743	2,101,908
Nicor, Inc.	15,071	627,556
NiSource, Inc.	68,065	1,569,579
Peoples Energy Corp.	11,741	445,336
Sempra Energy	67,897	1,666,871
		15,392,308
Multi-Utilities - 0.2%
Dynegy, Inc. Class A	112,120	2,859,060
Williams Companies, Inc.	167,084	4,263,984
		7,123,044
TOTAL UTILITIES		107,336,931
TOTAL COMMON STOCKS (Cost $2,586,138,881)		3,465,939,605
U.S. Treasury Obligations - 0.8%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 1.56% to 1.84% 1/24/02 to 3/14/02 (c) (Cost $28,190,902)	-	$ 28,233,000	$ 28,194,607
Money Market Funds - 7.0%
	Shares
Deutsche Daily Assets Fund Institutional, 2.27% (b) (Cost $244,626,277)	244,626,277	244,626,277
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $2,858,956,060)		3,738,760,489
NET OTHER ASSETS - (6.9)%		(240,786,830)
NET ASSETS - 100%		$ 3,497,973,659
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
82 S&P 500 Index Contracts	March 2002	$ 23,558,600	$ 331,045
The face value of futures purchased as a percentage of net assets - 0.7%
Legend
(a) Non-income producing
(b) The rate quoted is the daily rate of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,102,967.
Other Information

Purchases of securities, other than short-term securities, aggregated $342,851,552. Sales of securities, other than short-term securities, aggregated $455,137,429, of which $161,070,450 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $(11,896,554) on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $847,856,261 and $845,044,103, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Deutsche Asset Management Inc. The commissions paid to these affiliated firms were $34,194 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $13,310,667. The weighted average interest rate was 2.28%. Interest expense includes $2,526 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,480,200. The weighted average interest rate was 3.57%. Interest expense includes $2,720 paid under the bank borrowing program.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,882,481,071. Net unrealized appreciation aggregated $856,279,418, of which $1,207,587,464 related to appreciated investment securities and $351,308,046 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $55,550,000 of which $12,929,000 and $42,621,000 will expire on December 31, 2008 and 2009, respectively.

Index 500 Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $235,047,787) (cost $2,858,956,060) - See accompanying schedule		$ 3,738,760,489
Receivable for investments sold		4,357,267
Receivable for fund shares sold		9,971,102
Dividends receivable		3,518,028
Other receivables		160,087
Total assets		3,756,766,973
Liabilities
Payable to custodian bank	$ 88,899
Payable for investments purchased	11,058,940
Payable for fund shares redeemed	1,994,145
Accrued management fee	421,286
Distribution fees payable	4,152
Payable for daily variation on futures contracts	221,559
Other payables and accrued expenses	378,056
Collateral on securities loaned, at value	244,626,277
Total liabilities		258,793,314
Net Assets		$ 3,497,973,659
Net Assets consist of:
Paid in capital		$ 2,652,704,866
Undistributed net investment income		39,763,829
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,630,510)
Net unrealized appreciation (depreciation) on investments		880,135,474
Net Assets		$ 3,497,973,659
Initial Class: Net Asset Value, offering price and redemption price per share ($3,475,357,345 ÷ 26,717,993 shares)		$130.08
Service Class: Net Asset Value, offering price and redemption price per share ($3,277,938 ÷ 25,226 shares)		$129.94
Service Class 2: Net Asset Value, offering price and redemption price per share ($19,338,376 ÷ 149,417 shares)		$129.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 47,536,059
Interest		1,399,970
Security lending		1,318,282
Total income		50,254,311
Expenses
Management fee	$ 8,772,801
Transfer agent fees	2,422,473
Distribution fees	28,957
Accounting fees	634,072
Non-interested trustees' compensation	12,752
Audit	45,170
Legal	23,055
Interest	5,246
Reports to shareholders	720,729
Miscellaneous	25,217
Total expenses before reductions	12,690,472
Expense reductions	(2,430,022)	10,260,450
Net investment income		39,993,861
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(76,327,152)
Foreign currency transactions	4,313
Futures contracts	1,252,255	(75,070,584)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(470,683,503)
Futures contracts	470,437	(470,213,066)
Net gain (loss)		(545,283,650)
Net increase (decrease) in net assets resulting from operations		$ (505,289,789)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 39,993,861	$ 44,181,536
Net realized gain (loss)	(75,070,584)	48,471,842
Change in net unrealized appreciation (depreciation)	(470,213,066)	(539,063,132)
Net increase (decrease) in net assets resulting from operations	(505,289,789)	(446,409,754)
Distributions to shareholders From net investment income	(44,349,182)	(51,736,686)
From net realized gain	-	(22,615,438)
Total distributions	(44,349,182)	(74,352,124)
Share transactions - net increase (decrease)	(101,528,167)	(868,832,015)
Total increase (decrease) in net assets	(651,167,138)	(1,389,593,893)
Net Assets
Beginning of period	4,149,140,797	5,538,734,690
End of period (including undistributed net investment income of $39,763,829 and $44,119,720, respectively)	$ 3,497,973,659	$ 4,149,140,797

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	6,184,955	$ 838,885,942	8,463,215	$ 1,364,549,374
Reinvested	292,574	44,278,192	477,249	74,350,653
Redeemed	(7,504,344)	(1,008,036,633)	(14,280,085)	(2,308,173,895)
Net increase (decrease)	(1,026,815)	$ (124,872,499)	(5,339,621)	$ (869,273,868)
Service Class B Sold	25,891	$ 3,293,163	600	$ 100,000
Reinvested	6	967	-	-
Redeemed	(1,271)	(160,944)	-	-
Net increase (decrease)	24,626	$ 3,133,186	600	$ 100,000
Service Class 2 A Sold	260,463	$ 34,748,747	2,387	$ 375,234
Reinvested	464	70,023	9	1,470
Redeemed	(113,677)	(14,607,624)	(229)	(34,851)
Net increase (decrease)	147,250	$ 20,211,146	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 44,278,192		$ 51,735,663
Service Class B		967		-
Service Class 2 A		70,023		1,023
Total		$ 44,349,182		$ 51,736,686
From net realized gain Initial Class		$ -		$ 22,614,991
Service Class B		-		-
Service Class 2 A		-		447
Total		$ -		$ 22,615,438
		$ 44,349,182		$ 74,352,124

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Income from Investment Operations
Net investment income E	1.48	1.51	1.64	1.65	1.80
Net realized and unrealized gain (loss)	(19.34)	(16.99)	26.88	29.70	26.67
Total from investment operations	(17.86)	(15.48)	28.52	31.35	28.47
Less Distributions
From net investment income	(1.59)	(1.67)	(1.40)	(1.36)	(1.03)
From net realized gain	-	(.73)	(.95)	(3.15)	(2.09)
Total distributions	(1.59)	(2.40)	(2.35)	(4.51)	(3.12)
Net asset value, end of period	$ 130.08	$ 149.53	$ 167.41	$ 141.24	$ 114.40
Total Return C, D	(12.09)%	(9.30)%	20.52%	28.31%	32.83%
Ratios to Average Net Assets G
Expenses before expense reductions	.35%	.33%	.34%	.35%	.40%
Expenses net of voluntary waivers, if any	.28%	.28%	.28%	.28%	.28%
Expenses net of all reductions	.28%	.28%	.28%	.28%	.28%
Net investment income	1.09%	.94%	1.09%	1.33%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,475,357	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042
Portfolio turnover rate	9%	10%	8%	4%	9%

Financial Highlights - Service Class

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income E	1.24	.65
Net realized and unrealized gain (loss)	(19.23)	(17.88)
Total from investment operations	(17.99)	(17.23)
Less Distributions
From net investment income	(1.53)	-
Net asset value, end of period	$ 129.94	$ 149.46
Total Return B, C, D	(12.18)%	(10.34)%
Ratios to Average Net Assets G
Expenses before expense reductions	.56%	.43% A
Expenses net of voluntary waivers, if any	.38%	.38% A
Expenses net of all reductions	.38%	.38% A
Net investment income	.99%	.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,278	$ 90
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income E	1.09	1.04
Net realized and unrealized gain (loss)	(19.23)	(12.71)
Total from investment operations	(18.14)	(11.67)
Less Distributions
From net investment income	(1.61)	(1.67)
From net realized gain	-	(.73)
Total distributions	(1.61)	(2.40)
Net asset value, end of period	$ 129.43	$ 149.18
Total Return B, C, D	(12.31)%	(7.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	.61%	.76% A
Expenses net of voluntary waivers, if any	.53%	.53% A
Expenses net of all reductions	.53%	.53% A
Net investment income	.84%	.69% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,338	$ 323
Portfolio turnover rate	9%	10%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Overseas Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Overseas - Service Class 2	-21.20%	2.63%	5.84%
MSCI EAFE	-21.27%	1.11%	4.57%
Variable Annuity International Funds Average	-21.48%	2.13%	6.80%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index of over 1,000 equity securities of companies domiciled in 22 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity international funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 144 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Overseas Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,639 - a 76.39% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,636 - a 56.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Vodafone Group PLC (United Kingdom)	5.0
Micron Technology, Inc. (United States of America)	3.9
AstraZeneca PLC (United Kingdom)	3.2
Samsung Electronics Co. Ltd. (Korea (South))	2.9
TotalFinaElf SA Class B (France)	2.6
17.6
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	23.6
Information Technology	20.6
Health Care	11.8
Telecommunication Services	9.3
Consumer Discretionary	6.5
Top Five Countries as of December 31, 2001
(excluding cash equivalents)	% of fund's net assets
Japan	23.1
United Kingdom	16.9
United States of America	6.6
France	6.5
Switzerland	6.4
Percentages are adjusted for the effect of open futures contracts, if applicable.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Overseas Portfolio

Q. How did the fund perform, Rick?

A. For the 12-month period that ended December 31, 2001, the fund performed in line with the -21.27% return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund's return also was roughly on par with the LipperSM variable annuity international funds average, which fell 21.48%.

Q. What factors drove the fund's performance during the past year?

A. My decision to maintain more exposure to the information technology sector - at more than double the average weighting of the index - during the past year had the biggest impact on the fund's performance relative to the MSCI EAFE index. During the first six months of the period, overweighting poor-performing technology stocks detracted from the fund's performance relative to its index and peer group, despite owning stocks in the sector that held up better during the global economic downturn. In the second half of the period, the equity markets' decline during the two-week period after the September 11 terrorist attacks on the U.S. created some unique buying opportunities. I added several cyclically sensitive technology stocks to the fund after they had fallen to attractive valuations. This decision proved extremely helpful during the fourth quarter of 2001, as tech stocks rebounded strongly and our increased exposure to the sector helped erase some of the year's earlier performance shortfall. Overall during the past year, technology was the worst-performing group in the index, but good stock selection within the sector more than offset the relative losses incurred by the fund's large overweighting.

Q. What specific areas of technology did you find attractive?

A. I believed that we could see a recovery in two areas of technology - personal computers (PCs) and cellular handsets. PC stocks, while not cheap on an absolute valuation basis, were extremely cheap relative to other cyclical areas of the market. PC sales may grow 15% per year on average during the next few years, which is a faster growth rate than many other industries. Turning to handsets, new technology is driving replacement demand in an environment of aging units. The market's consensus for handset sales is 400-450 million units in 2002, much greater than sales expectations for 2001. As a result of this potential growth, I increased the fund's holdings in selective holdings, such as U.S.-based Micron Technology from six months ago. Micron was among the fund's top performers in the fourth quarter.

Q. What other strategies did you pursue during the period?

A. I narrowed down the fund's phone company holdings, focusing on those firms that are well-capitalized, such as the U.K.'s Vodafone Group. Vodafone seemed better prepared for the industry's task of building out next-generation, or 3G, infrastructure - a daunting prospect that may price a lot of competitors out of business. Elsewhere, I generally avoided European pharmaceutical stocks because they remained overvalued relative to their U.S. counterparts.

Q. With respect to your strategy in the pharmaceuticals industry, the fund appears to have taken a sizable new position in U.K.-based AstraZeneca, which stood as the third-largest position at period end . . .

A. That's correct. Near the end of the period, I increased the fund's exposure to AstraZeneca, which has a new cholesterol drug, Crestor, that is expected to be available in the U.S. in mid-2002. The drug is thought to be substantially more effective than similar products from U.S.-based companies. If Crestor takes on as much market share as the current leading product, this business could boost the value of AstraZeneca considerably.

Q. What were some of the fund's top-performing stocks? What stocks disappointed?

A. A cyclical recovery in the semiconductor industry benefited South Korea's Samsung Electronics, Micron Technology and Taiwan Semiconductor, the fund's top-three contributors. France-based pharmaceutical and beauty products firm Sanofi-Synthelabo performed well on strong sales and profitability in the U.S. On the down side, the fund's biggest detractor, Finland's Nokia, despite a strong fourth quarter, was punished for rapidly declining earnings during the past year. Similarly, telecom equipment makers Sweden-based Ericsson and Nortel Networks of Canada suffered from slowing sales and reduced profits, and I sold out of both stocks. The telecommunication services sector's broad-based weakness also hurt shares of Vodafone and Japan's Nippon Telegraph & Telephone. Elsewhere, a slowdown in demand for its entertainment products and consumer electronics hurt shares of Japan-based Sony.

Q. What's your outlook, Rick?

A. I'm optimistic. There were encouraging signs that the equity markets had stabilized in the final months of the period. For example, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Start date: January 28, 1987

Size: as of December 31, 2001, more than $1.7 billion

Manager: Richard Mace, since 1996; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 87.6%
	Shares	Value (Note 1)
Australia - 1.1%
BRL Hardy Ltd.	567,654	$ 3,203,091
News Corp. Ltd. sponsored ADR	622,200	16,463,412
TOTAL AUSTRALIA		19,666,503
Canada - 3.5%
Alcan, Inc.	986,600	35,426,106
Canadian Natural Resources Ltd.	149,200	3,591,262
Suncor Energy, Inc.	297,700	9,801,131
Talisman Energy, Inc.	386,100	14,676,458
TOTAL CANADA		63,494,957
Finland - 1.3%
Nokia Corp.	926,200	22,719,686
France - 6.5%
Aventis SA (France)	66,760	4,739,960
AXA SA	618,904	12,953,272
BNP Paribas SA	308,040	27,606,814
Sanofi-Synthelabo SA	212,200	15,857,420
TotalFinaElf SA Class B	327,244	45,971,237
Vivendi Environnement	81,700	2,729,185
Vivendi Environnement warrants 3/8/06 (a)	81,700	33,514
Vivendi Universal SA	110,300	6,049,142
TOTAL FRANCE		115,940,544
Germany - 3.8%
Allianz AG (Reg.)	80,000	18,976,440
BASF AG	240,200	8,942,781
Deutsche Boerse AG	111,363	4,291,097
Deutsche Lufthansa AG (Reg.)	354,200	4,684,172
Infineon Technologies AG	490,200	10,032,268
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	34,300	9,327,513
SAP AG	33,200	4,331,372
Schering AG	150,100	7,977,560
TOTAL GERMANY		68,563,203
Hong Kong - 2.5%
China Mobile (Hong Kong) Ltd. (a)	4,286,500	14,985,606
CNOOC Ltd.	3,316,000	3,125,293
Hutchison Whampoa Ltd.	2,363,600	22,807,066
Johnson Electric Holdings Ltd.	3,135,000	3,296,403
TOTAL HONG KONG		44,214,368
Ireland - 1.0%
Elan Corp. PLC sponsored ADR (a)	382,700	17,244,462
Italy - 1.1%
Telecom Italia Spa	1,539,424	13,178,701
Unicredito Italiano Spa	1,834,000	7,326,903
TOTAL ITALY		20,505,604

	Shares	Value (Note 1)
Japan - 23.1%
Advantest Corp.	153,400	$ 8,644,550
Canon, Inc.	499,000	17,494,939
Credit Saison Co. Ltd.	479,800	9,292,093
Daiwa Securities Group, Inc.	5,733,000	29,999,520
Fujitsu Ltd.	966,000	6,999,043
Furukawa Electric Co. Ltd.	831,000	4,392,618
Ito-Yokado Co. Ltd.	461,000	20,726,968
JAFCO Co. Ltd.	226,200	13,520,118
Japan Telecom Co. Ltd.	1,211	3,614,513
Konami Corp.	144,200	4,260,181
Kyocera Corp.	220,000	14,680,599
Matsushita Electric Industrial Co. Ltd.	470,000	5,922,000
Mitsubishi Electric Corp.	3,295,000	12,687,514
Mizuho Holdings, Inc.	1,963	3,980,565
Murata Manufacturing Co. Ltd.	267,500	15,968,329
NEC Corp.	703,000	7,138,383
Nikko Cordial Corp.	9,722,000	43,194,119
Nikon Corp.	936,000	7,172,659
Nippon Telegraph & Telephone Corp.	3,780	12,247,199
Nissan Motor Co. Ltd.	2,055,000	10,847,003
Nomura Holdings, Inc.	3,445,000	43,955,340
Nomura Research Institute Ltd.	6,000	700,843
Omron Corp.	445,000	5,914,407
ORIX Corp.	293,000	26,124,552
Ricoh Co. Ltd.	190,000	3,520,923
Rohm Co. Ltd.	130,300	16,833,013
Sony Corp.	321,600	14,504,159
Takeda Chemical Industries Ltd.	497,000	22,383,305
Tokyo Electron Ltd.	166,200	8,116,245
Toshiba Corp.	2,238,000	7,648,667
Toyota Motor Corp.	334,200	8,515,416
Yamada Denki Co. Ltd.	20,500	1,432,369
TOTAL JAPAN		412,432,152
Korea (South) - 3.1%
Kookmin Bank (a)	83,808	3,177,495
Samsung Electronics Co. Ltd.	242,900	51,594,310
TOTAL KOREA (SOUTH)		54,771,805
Mexico - 1.0%
Grupo Televisa SA de CV sponsored ADR (a)	227,900	9,840,722
Telefonos de Mexico SA de CV sponsored ADR	228,500	8,002,070
TOTAL MEXICO		17,842,792
Netherlands - 4.2%
Akzo Nobel NV	262,100	11,721,443
ASML Holding NV (a)	393,200	6,844,417
ING Groep NV (Certificaten Van Aandelen)	806,124	20,588,181
Koninklijke Ahold NV	319,300	9,305,165
Koninklijke Philips Electronics NV	133,100	3,961,936
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
STMicroelectronics NV (NY Shares)	96,600	$ 3,059,322
Unilever NV (Certificaten Van Aandelen)	221,500	13,006,865
VNU NV	190,900	5,874,812
TOTAL NETHERLANDS		74,362,141
Norway - 0.2%
Norsk Hydro AS	111,800	4,697,322
Singapore - 0.8%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	436,100	11,530,048
United Overseas Bank Ltd.	384,393	2,643,808
TOTAL SINGAPORE		14,173,856
Spain - 1.6%
Banco Popular Espanol SA (Reg.)	173,200	5,696,157
Banco Santander Central Hispano SA	1,336,568	11,215,633
Telefonica SA	854,200	11,448,845
TOTAL SPAIN		28,360,635
Switzerland - 6.4%
Credit Suisse Group (Reg.)	652,766	27,881,173
Nestle SA (Reg.)	105,095	22,444,275
Novartis AG (Reg.)	682,810	24,715,613
Swiss Reinsurance Co. (Reg.)	70,917	7,144,751
UBS AG (Reg.)	420,614	21,264,149
Zurich Financial Services AG	45,640	10,724,409
TOTAL SWITZERLAND		114,174,370
Taiwan - 3.3%
Siliconware Precision Industries Co. Ltd.	4,293,975	3,792,592
Taiwan Semiconductor Manufacturing Co. Ltd.	9,684,166	24,220,796
United Microelectronics Corp.	21,404,860	31,203,312
TOTAL TAIWAN		59,216,700
United Kingdom - 16.9%
AstraZeneca PLC	1,225,800	57,122,272
BAA PLC	310,300	2,487,141
BHP Billiton PLC	1,170,400	5,947,317
BT Group PLC (a)	1,318,800	4,846,593
Cable & Wireless PLC	1,527,100	7,348,527
Carlton Communications PLC	970,000	3,431,938
Diageo PLC	697,800	7,975,575
GlaxoSmithKline PLC	1,451,694	36,161,705
HSBC Holdings PLC (United Kingdom) (Reg.)	1,126,000	13,446,687
Kingfisher PLC	6,522	38,079
Lloyds TSB Group PLC	3,040,100	33,020,837
Logica PLC	484,400	4,513,833
mmO2 PLC (a)	1,318,800	1,660,949
Old Mutual PLC	2,009,700	2,560,358
Prudential PLC	771,800	8,944,977

	Shares	Value (Note 1)
Reed International PLC	509,400	$ 4,227,612
Rio Tinto PLC (Reg.)	684,200	13,109,929
Vodafone Group PLC	34,659,403	89,005,535
WPP Group PLC	557,700	6,171,285
TOTAL UNITED KINGDOM		302,021,149
United States of America - 6.2%
Alcoa, Inc.	439,400	15,620,670
Bristol-Myers Squibb Co.	454,200	23,164,200
Micron Technology, Inc. (a)	2,248,700	69,709,700
Phelps Dodge Corp.	71,800	2,326,320
TOTAL UNITED STATES OF AMERICA		110,820,890
TOTAL COMMON STOCKS (Cost $1,536,946,956)		1,565,223,139
Investment Companies - 0.0%

Multi-National - 0.0%
European Warrant Fund, Inc. (Cost $2,953,647)	189,820	763,076
Government Obligations - 0.4%
Moody's Ratings (unaudited)		Principal Amount
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 1.8% to 2.2% 1/3/02 to 2/14/02 (c) (Cost $6,943,587)	-	$ 6,950,000	6,944,782
Money Market Funds - 12.5%
	Shares
Fidelity Cash Central Fund, 1.94% (b) (Cost $222,598,414)	222,598,414	222,598,414
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,769,442,604)		1,795,529,411
NET OTHER ASSETS - (0.5)%		(9,287,983)
NET ASSETS - 100%		$ 1,786,241,428
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
655 Nikkei 225 Index Contracts	March 2002	$ 34,043,625	$ (636,112)
The face value of futures purchased as a percentage of net assets - 1.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,507,076.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,781,184,030 and $2,010,435,813, respectively, of which long-term U.S. government and government agency obligations aggregated $7,459,920 and $8,328,720, respectively.

The market value of futures contracts opened and closed during the period amounted to $679,489,294 and $652,943,094, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,071 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,820,840,966. Net unrealized depreciation aggregated $25,311,555, of which $331,278,422 related to appreciated investment securities and $356,589,977 related to depreciated investment securities.

The fund hereby designates approximately $282,219,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $367,608,000 all of which will expire on December 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Overseas Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $1,769,442,604) - See accompanying schedule		$ 1,795,529,411
Cash		1,070
Foreign currency held at value (cost $43,136,223)		42,041,290
Receivable for investments sold		1,272,679
Receivable for fund shares sold		1,450,297
Dividends receivable		2,430,713
Interest receivable		379,394
Other receivables		14,992
Total assets		1,843,119,846
Liabilities
Payable for investments purchased	$ 11,012,717
Payable for fund shares redeemed	43,921,549
Accrued management fee	1,113,242
Distribution fees payable	30,719
Payable for daily variation on futures contracts	524,000
Other payables and accrued expenses	276,191
Total liabilities		56,878,418
Net Assets		$ 1,786,241,428
Net Assets consist of:
Paid in capital		$ 2,175,881,375
Undistributed net investment income		4,814,201
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(418,769,157)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,315,009
Net Assets		$ 1,786,241,428
Initial Class: Net Asset Value, offering price and redemption price per share ($1,496,873,024 ÷ 107,847,737 shares)		$13.88
Service Class: Net Asset Value, offering price and redemption price per share ($240,525,235 ÷ 17,386,384 shares)		$13.83
Service Class 2: Net Asset Value, offering price and redemption price per share ($48,843,169 ÷ 3,537,346 shares)		$13.81

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 28,725,197
Interest		12,281,818
Security lending		925,774
		41,932,789
Less foreign taxes withheld		(4,337,257)
Total income		37,595,532
Expenses
Management fee	$ 15,400,613
Transfer agent fees	1,406,117
Distribution fees	318,030
Accounting and security lending fees	1,039,639
Custodian fees and expenses	777,902
Registration fees	1,728
Audit	110,378
Legal	15,188
Miscellaneous	804,162
Total expenses before reductions	19,873,757
Expense reductions	(1,180,806)	18,692,951
Net investment income		18,902,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(364,597,976)
Foreign currency transactions	(1,726,403)
Futures contracts	(22,073,697)	(388,398,076)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(132,523,690)
Assets and liabilities in foreign currencies	(1,080,294)
Futures contracts	1,265,471	(132,338,513)
Net gain (loss)		(520,736,589)
Net increase (decrease) in net assets resulting from operations		$ (501,834,008)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Overseas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 18,902,581	$ 24,067,131
Net realized gain (loss)	(388,398,076)	265,613,586
Change in net unrealized appreciation (depreciation)	(132,338,513)	(848,849,479)
Net increase (decrease) in net assets resulting from operations	(501,834,008)	(559,168,762)
Distributions to shareholders From net investment income	(120,551,919)	(34,503,154)
In excess of net investment income	-	(6,990,235)
From net realized gain	(190,776,039)	(261,723,629)
Total distributions	(311,327,958)	(303,217,018)
Share transactions - net increase (decrease)	62,288,250	518,278,056
Total increase (decrease) in net assets	(750,873,716)	(344,107,724)
Net Assets
Beginning of period	2,537,115,144	2,881,222,868
End of period (including undistributed net investment income of $4,814,201 and $11,909,270, respectively)	$ 1,786,241,428	$ 2,537,115,144
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	173,999,497	$ 2,794,972,744	180,026,822	$ 4,102,377,245
Reinvested	15,519,663	275,163,626	11,650,005	284,959,118
Redeemed	(195,055,949)	(3,120,566,680)	(178,033,342)	(4,052,515,974)
Net increase (decrease)	(5,536,789)	$ (50,430,310)	13,643,485	$ 334,820,389
Service Class Sold	142,723,429	$ 2,146,873,700	68,519,615	$ 1,560,576,350
Reinvested	1,933,710	34,207,331	747,241	18,247,616
Redeemed	(140,169,677)	(2,110,121,164)	(61,639,680)	(1,408,864,371)
Net increase (decrease)	4,487,462	$ 70,959,867	7,627,176	$ 169,959,595
Service Class 2 A Sold	11,546,592	$ 163,704,441	734,419	$ 15,878,729
Reinvested	110,941	1,957,001	421	10,284
Redeemed	(8,740,638)	(123,902,749)	(114,389)	(2,390,941)
Net increase (decrease)	2,916,895	$ 41,758,693	620,451	$ 13,498,072
Distributions From net investment income Initial Class		$ 106,625,905		$ 32,471,354
Service Class		13,167,676		2,030,655
Service Class 2 A		758,338		1,145
Total		$ 120,551,919		$ 34,503,154
In excess of net investment income Initial Class		$ -		$ 6,578,599
Service Class		-		411,405
Service Class 2 A		-		231
Total		$ -		$ 6,990,235
From net realized gain Initial Class		$ 168,537,721		$ 245,909,165
Service Class		21,039,655		15,805,556
Service Class 2 A		1,198,663		8,908
Total		$ 190,776,039		$ 261,723,629
		$ 311,327,958		$ 303,217,018

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.00	$ 27.44	$ 20.06	$ 19.20	$ 18.84
Income from Investment Operations
Net investment income E	.14	.19 F	.24	.23	.30
Net realized and unrealized gain (loss)	(3.86)	(4.93)	7.95	2.13	1.70
Total from investment operations	(3.72)	(4.74)	8.19	2.36	2.00
Less Distributions
From net investment income	(.93)	(.31)	(.31)	(.38)	(.33)
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	(1.31)
Total distributions	(2.40)	(2.70)	(.81)	(1.50)	(1.64)
Net asset value, end of period	$ 13.88	$ 20.00	$ 27.44	$ 20.06	$ 19.20
Total Return C, D	(21.21)%	(19.07)%	42.55%	12.81%	11.56%
Ratios to Average Net Assets H
Expenses before expense reductions	.92%	.89%	.91%	.91%	.92%
Expenses net of voluntary waivers, if any	.92%	.89%	.91%	.91%	.92%
Expenses net of all reductions	.87%	.87%	.87%	.89%	.90%
Net investment income	.91%	.84%	1.10%	1.19%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,496,873	$ 2,267,507	$ 2,736,851	$ 2,074,843	$ 1,926,322
Portfolio turnover rate	98%	136%	78%	84%	67%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.94	$ 27.39	$ 20.04	$ 19.20	$ 19.36
Income from Investment Operations
Net investment income E	.12	.17 F	.22	.15	.01
Net realized and unrealized gain (loss)	(3.84)	(4.93)	7.94	2.19	(.17)
Total from investment operations	(3.72)	(4.76)	8.16	2.34	(.16)
Less Distributions
From net investment income	(.92)	(.30)	(.31)	(.38)	-
In excess of net investment income	-	(.06)	-	-	-
From net realized gain	(1.47)	(2.33)	(.50)	(1.12)	-
Total distributions	(2.39)	(2.69)	(.81)	(1.50)	-
Net asset value, end of period	$ 13.83	$ 19.94	$ 27.39	$ 20.04	$ 19.20
Total Return B, C, D	(21.27)%	(19.18)%	42.44%	12.69%	(0.83)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of voluntary waivers, if any	1.03%	.99%	1.01%	1.01%	1.02% A
Expenses net of all reductions	.97%	.97%	.98%	.97%	1.01% A
Net investment income	.81%	.74%	1.00%	.80%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,525	$ 257,257	$ 144,371	$ 34,720	$ 931
Portfolio turnover rate	98%	136%	78%	84%	67%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.91	$ 26.16
Income from Investment Operations
Net investment income E	.10	.12 F
Net realized and unrealized gain (loss)	(3.80)	(3.68)
Total from investment operations	(3.70)	(3.56)
Less Distributions
From net investment income	(.93)	(.30)
In excess of net investment income	-	(.06)
From net realized gain	(1.47)	(2.33)
Total distributions	(2.40)	(2.69)
Net asset value, end of period	$ 13.81	$ 19.91
Total Return B, C, D	(21.20)%	(15.50)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.18%	1.15% A
Expenses net of voluntary waivers, if any	1.18%	1.15% A
Expenses net of all reductions	1.12%	1.13% A
Net investment income	.65%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,843	$ 12,351
Portfolio turnover rate	98%	136%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Overseas Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Equity-Income Portfolio, Growth Portfolio, High Income Portfolio, and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund. Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio (the funds) are funds of Variable Insurance Products Fund II. The Variable Insurance Products Fund and Variable Insurance Products Fund II (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

High Income Portfolio. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager, Contrafund, Equity-Income, Growth, and Index 500 Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Overseas Portfolio. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Certain funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, contingent interest, redemptions in kind, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income, accumulated loss and undistributed gain on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains/(Capital loss carryforwards)
Asset Manager	$ 128,014,622	$ (168,072,621)
Contrafund	$ 61,983,544	$ (675,097,976)
Equity-Income	$ 173,360,104	$ 208,724,239
Growth	$ 24,037,799	$ (2,090,078,664)
High Income	$ 146,847,462	$ (1,229,518,471)
Index 500	$ 39,768,142	$ (55,550,115)
Overseas	$ 12,124,045	$ (367,607,824)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager
Initial Class	$ 164,107,693	$ 61,540,385
Service Class	1,212,605	461,945
Service Class 2	213,169	79,938
	$ 165,533,467	$ 62,082,268
Contrafund
Initial Class	$ 60,769,746	$ 214,481,457
Service Class	8,007,964	32,031,857
Service Class 2	621,876	2,332,034
	$ 69,399,586	$ 248,845,348
Equity-Income
Initial Class	$ 164,164,158	$ 461,223,111
Service Class	10,221,979	30,154,839
Service Class 2	782,580	2,252,289
	$ 175,168,717	$ 493,630,239
Growth
Initial Class	$ 10,599,775	$ 996,378,889
Service Class	-	123,326,141
Service Class 2	51,373	4,829,057
	$ 10,651,148	$ 1,124,534,087

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

High Income
Initial Class	$ 193,933,192	$ -
Service Class	30,634,983	-
Service Class 2	743,031	-
	$ 225,311,206	$ -
Index 500
Initial Class	$ 44,278,192	$ -
Service Class	967	-
Service Class 2	70,023	-
	$ 44,349,182	$ -
Overseas
Initial Class	$ 25,842,929	$ 249,319,457
Service Class	3,082,842	31,125,729
Service Class 2	183,803	1,773,198
	$ 29,109,574	$ 282,218,384

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager	$ (6,812,771)
Contrafund	$ (255,028)
Equity-Income	$ 137,981
High-Income	$ 14,422,258

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation/ depreciation	Net realized gain (loss)
High-Income	$ 29,333,916	$ (5,098,784)	$ (24,235,132)

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds', or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock markets. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Index 500 Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR.

The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .45% of the fund's average net assets for High Income and Overseas Portfolios, .30% for Contrafund and Growth Portfolios, .25% for Asset Manager Portfolio, and .20% for Equity-Income Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For Index 500 Portfolio, FMR receives a fee that is computed at an annual rate of .24% of the fund's average net assets.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager	.53%
Contrafund	.58%
Equity-Income	.48%
Growth	.58%
High Income	.58%
Index 500.24%
Overseas	.73%

Sub-Adviser Fee. FMR and Index 500 Portfolio have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI receives a sub-advisory fee from FMR for providing investment management services to the fund. For these services, FMR pays DAMI fees at an annual rate of 0.006% of the fund's average net assets. Prior to May 1, 2001, Bankers Trust Company (Bankers Trust) was serving as sub-adviser of the fund. Under a separate custodian agreement, Bankers Trust receives a fee for providing custodial services to the fund. Bankers Trust and DAMI are both wholly owned subsidiaries of Deutsche Bank AG. All personnel employed by DAMI in managing the fund were employed by Bankers Trust in substantially the same capacity.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 75% of net income from the securities lending program. Bankers Trust retains no more than 25% of net income under this agreement. For the period, Bankers Trust retained $389,661.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager	$ 30,870	$ 20,099	$ 50,969
Contrafund	$ 1,176,634	$ 340,044	$ 1,516,678
Equity-Income	$ 723,293	$ 301,931	$ 1,025,224
Growth	$ 1,680,520	$ 267,755	$ 1,948,275
High Income	$ 243,657	$ 26,277	$ 269,934
Index 500	$ 1,003	$ 27,954	$ 28,957
Overseas	$ 266,963	$ 51,067	$ 318,030

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager
Initial Class	$ 2,482,628
Service Class	21,776
Service Class 2	6,388
$ 2,510,792
Contrafund
Initial Class	$ 4,818,838
Service Class	787,537
Service Class 2	99,759
$ 5,706,134
Equity-Income
Initial Class	$ 6,308,392
Service Class	485,933
Service Class 2	89,847
$ 6,884,172
Growth
Initial Class	$ 8,328,070
Service Class	1,113,901
Service Class 2	75,879
$ 9,517,850
High Income
Initial Class	$ 883,600
Service Class	161,507
Service Class 2	8,958
$ 1,054,065
Index 500
Initial Class	$ 2,411,271
Service Class	1,781
Service Class 2	9,421
$ 2,422,473
Overseas
Initial Class	$ 1,209,571
Service Class	181,904
Service Class 2	14,642
$ 1,406,117

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager	$ 10,856,960
Contrafund	$ 28,625,046
Equity-Income	$ 3,810,265
Growth	$ 14,438,593
High Income	$ 337,135
Overseas	$ 10,822,302

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser, or in the case of Index 500 Portfolio, Deutsche Asset Management Inc. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Index 500
Initial Class	.28%	$ 2,391,094
Service Class	.38%	1,784
Service Class 2.53%		9,348
		$ 2,402,226

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Asset Manager	$ 299,760	$ 26,848
Contrafund	$ 3,663,420	$ 16,612
Equity-Income	$ 1,353,005	$ 2,140
Growth	$ 4,974,266	$ 1,674
High Income	$ 100,059	$ 7,187
Index 500	$ -	$ 27,796
Overseas	$ 1,177,009	$ 3,797

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest
	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager	21%	1	19%
Contrafund	17%	2	32%
Equity-Income	13%	1	26%
Growth	13%	1	26%
High Income	12%	2	58%
Index 500	29%	-	-
Overseas	12%	1	31%

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Shareholders of Asset Manager Portfolio, Contrafund and Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio (the Funds), funds of Variable Insurance Products II, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (funds of Variable Insurance Products Fund) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR.
Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston,
Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity
Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000)
of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager (2001), VIP Contrafund (2001), VIP Equity-Income (2001), VIP Growth (2001), VIP High Income (2001), VIP Index 500 (2001), and VIP Overseas (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International
Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the
College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or
Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and
Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition,
Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Vice President of VIP Index 500 and VIP Overseas. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and VIP Equity-Income. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of VIP High Income. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997

Vice President of VIP Contrafund and VIP Growth. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

William Danoff (41)
Year of Election or Appointment: 1995 Vice President of Contrafund and another fund advised by FMR.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities,
Mr. Habermann managed a variety of Fidelity funds.

Richard R. Mace, Jr. (40)
Year of Election or Appointment: 1996 Vice President of VIP Overseas and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mace managed a variety of Fidelity funds.
Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager, VIP High Income, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Stephen R. Petersen (45)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

John J. Todd (52)
Year of Election or Appointment: 1996 Vice President of VIP Asset Manager and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Jennifer Uhrig (40)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another funds advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and
VIP Overseas. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1987, 1989, 1992, or 1995

Assistant Treasurer of VIP Asset Manager (1989), VIP Contrafund (1995), VIP Equity-Income (1986), VIP Growth (1986), VIP High Income (1986), VIP Index 500 (1992), and VIP Overseas (1987). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager, VIP Contrafund, VIP Equity-Income, VIP Growth, VIP High Income, VIP Index 500, and VIP Overseas. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Equity-Income	2/8/02	2/8/02	$.34	$.49

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager	10.38%
Index 500	7.45%
Overseas	7.71%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager	13%
Contrafund	59%
Equity-Income	95%
Growth	100%
High Income	3%
Index 500	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Overseas	2/2/01	$.249	$.024

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Deutsche Asset Management Inc.
Index 500 Portfolio

FMR Co., Inc.
Asset Manager, Contrafund, Equity-Income, Growth,
High Income, Index 500, and Overseas Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager Portfolio

Fidelity Management & Research (U.K.) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

Fidelity International Investment Advisors Overseas Portfolio

Fidelity International Investment Advisors (U.K.) Limited
Overseas Portfolio

Fidelity Investments Japan Limited
Asset Manager, Contrafund, High Income, and
Overseas Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
High Income Portfolio

JPMorgan Chase Bank, New York, NY Asset Manager,
Equity-Income, and Overseas Portfolios

Brown Brothers Harriman & Co., Boston, MA
Contrafund Portfolio

Bankers Trust, New York, NY Index 500 Portfolio

Mellon Bank, N.A., Pittsburgh, PA Growth Portfolio

VIPSC2GRP1-ANN-0202 154157
1.768596.100

Fidelity® Variable Insurance Products
Service Class 2

Asset Manager: Growth® Portfolio

Balanced Portfolio

Growth & Income Portfolio

Growth Opportunities Portfolio

Investment Grade Bond Portfolio

Mid Cap Portfolio

Money Market Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)

Contents

Market Environment	4	A review of what happened in world markets during the past 12 months.
Asset Manager: Growth Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Managers' Overview
	7	Investments
	20	Financial Statements
Balanced Portfolio	24	Performance and Investment Summary
	25	Fund Talk: The Managers' Overview
	26	Investments
	38	Financial Statements
Growth & Income Portfolio	42	Performance and Investment Summary
	43	Fund Talk: The Managers' Overview
	44	Investments
	47	Financial Statements
Growth Opportunities Portfolio	51	Performance and Investment Summary
	52	Fund Talk: The Managers' Overview
	53	Investments
	57	Financial Statements
Investment Grade Bond Portfolio	61	Performance and Investment Summary
	62	Fund Talk: The Managers' Overview
	63	Investments
	70	Financial Statements
Mid Cap Portfolio	74	Performance and Investment Summary
	75	Fund Talk: The Managers' Overview
	76	Investments
	80	Financial Statements
Money Market Portfolio	84	Performance and Investment Summary
	85	Fund Talk: The Managers' Overview
	86	Investments
	90	Financial Statements
Notes to Financial Statements	94	Notes to the Financial Statements
Independent Auditors' Report	101	The auditors' opinion.
Report of Independent Accountants	102	The auditors' opinion.
Trustees and Officers	103
Distributions	109

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

Annual Report

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Service Class 2	-7.66%	6.34%	10.48%
Fidelity Asset Manager: Growth® Composite	-5.94%	9.98%	n/a*
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
LB 3 Month T-Bill	4.46%	5.28%	n/a*
Variable Annuity Flexible Portfolio Funds Average	-5.30%	7.99%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity® Asset Manager: Growth® Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 75 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $20,042 - a 100.42% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $27,411 over the same period - a 174.11% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,226 - a 72.26% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $23,652 - a 136.52% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.6
Cardinal Health, Inc.	4.5
Computer Associates International, Inc.	3.5
Pfizer, Inc.	3.4
Tyco International Ltd.	2.3
18.3
Top Five Market Sectors as of December 31, 2001
(stocks only)	% of fund's net assets
Health Care	17.2
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	9.4
Consumer Staples	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stock Class	75.3%
Bond Class	21.8%
Short-Term Class	2.9%

* Foreign investments 2.0%

Asset allocation in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorization conform to accounting standards and will differ from the pie chart.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Richard Habermann (right) and Ford O'Neil (left) became Co-Managers of Asset Manager: Growth Portfolio on October 9, 2001.

Q. How did the fund perform, Dick?

R.H. For the year that ended December 31, 2001, the fund underperformed the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -5.30%, and the Fidelity Asset Manager: Growth Composite Index, which returned -5.94%.

Q. What influence did asset allocation have on fund results?

R.H. A bias toward equities hurt relative to the index and peer average, as stocks finished well behind most other asset classes during the period. Our average exposure was just over 76% - compared to 70% in a neutral weighting. By emphasizing stocks and high-yield securities, Bart Grenier - the fund's former manager - tried to keep it in a position to outperform when the economy and company fundamentals improved. This stance seemed appropriate heading into the summer, but proved premature as a more prolonged period of sluggishness, heightened by the September attacks, dragged the market lower. After taking the reins in early October, Ford and I took an even more aggressive posture with the fund. We raised its exposure to stocks and high-yield bonds, which we felt were oversold amid the flight to quality following 9/11. We also reduced our weighting in investment-grade debt, which appeared overvalued. This strategy paid off during the fourth quarter, as investors grew less risk-averse on the prospects for economic recovery. Despite the sharp snapback, equities still lagged bonds for the year. While underweighting investment-grade bonds hurt, we more than made up for it through good security selection in our out-of-benchmark allocation to high-yield securities.

Q. What drove the fund's equity holdings?

R.H. The equity portion of the fund modestly trailed the S&P 500® for most of the period. It was an unusually challenging environment for stocks with nearly every sector of the market finishing the year with a negative return. After some early period weakness, Steve Snider - who directed the fund's equity investments for much of the year - outperformed the index up until the summer through good stock picking. Steve's quantitative models focused on companies expected to achieve superior earnings growth, which hurt in the third quarter when economic improvement failed to materialize and earnings eroded. His slight overweighting in the technology sector hurt. Small positions in weak-performing telecommunications equipment and Internet software companies, including Powerwave Technologies and BEA Systems, respectively - which he sold during the period - did most of the damage. Doug Chase, who took over for Steve, helped narrow the performance gap by positioning the subportfolio more offensively after 9/11. Anticipating an eventual pickup in the economy, he added exposure to more cyclically sensitive, attractively valued small- and mid-cap growth names in tech, industrials and consumer discretionary. This strategy proved wise, as such stocks as NVIDIA, Computer Associates and AutoNation rebounded strongly. Conversely, his more defensive holdings within health care, namely Cardinal Health, wilted despite having solid earnings growth potential. Charles Mangum became equity subportfolio manager of the fund on February 6, 2002.

Q. Turning to you, Ford, how did the fund's fixed-income
investments fare?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong returns for our investment-grade holdings, managed until October by Charlie Morrison. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as they outperformed Treasuries. After taking over for Charlie, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates, which helped. Turning to high yield, Mark Notkin benefited from limiting his exposure to speculative securities of immature companies - particularly those in the telecom sector - while adding exposure to higher-quality, defensive holdings in companies with strong records of stable earnings. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what's it's designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

F.O. There are more signs of stability in the economy today than there were a few months ago. However, we're now more cautious about near-term stock performance given the price risk if the economic recovery is delayed. We remain bullish on high-yield securities, which still offer compelling relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: maximize total return over the long term
by allocating assets among stocks, bonds and
short-term instruments

Start date: January 3, 1995

Size: as of December 31, 2001, more than $414 million

Managers: Richard Habermann and
Ford O'Neil, since October 2001; Richard Habermann joined Fidelity in 1968; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 74.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.7%
Hotels, Restaurants & Leisure - 2.0%
Hilton Hotels Corp.	340,100	$ 3,713,892
Mandalay Resort Group (a)	17,100	365,940
Starwood Hotels & Resorts Worldwide, Inc. unit	139,500	4,164,075
		8,243,907
Household Durables - 1.9%
Black & Decker Corp.	16,200	611,226
Centex Corp.	38,500	2,197,965
Fleetwood Enterprises, Inc.	43,600	493,988
Furniture Brands International, Inc. (a)	30,200	967,004
KB Home	4,600	184,460
Mohawk Industries, Inc. (a)	39,300	2,156,784
Pulte Homes, Inc.	15,000	670,050
Whirlpool Corp.	10,900	799,297
		8,080,774
Media - 4.3%
AOL Time Warner, Inc. (a)	119,300	3,829,530
Clear Channel Communications, Inc. (a)	72,100	3,670,611
Comcast Corp. Class A (special) (a)	17,700	637,200
Gemstar-TV Guide International, Inc. (a)	45,100	1,249,270
Liberty Media Corp. Class A (a)	90,800	1,271,200
NTL, Inc. warrants 10/14/08 (a)	427	4
Omnicom Group, Inc.	55,100	4,923,185
Tribune Co.	15,500	580,165
Viacom, Inc. Class B (non-vtg.) (a)	41,700	1,841,055
		18,002,220
Multiline Retail - 2.2%
Costco Wholesale Corp. (a)	20,500	909,790
Kmart Corp. (a)	150,600	822,276
Kohls Corp. (a)	13,000	915,720
Target Corp.	43,000	1,765,150
Wal-Mart Stores, Inc.	78,900	4,540,695
		8,953,631
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A (a)	15,900	421,827
American Eagle Outfitters, Inc. (a)	50,800	1,329,436
AutoNation, Inc. (a)	609,600	7,516,368
Bed Bath & Beyond, Inc. (a)	17,700	600,030
Best Buy Co., Inc. (a)	25,700	1,914,136
Lowe's Companies, Inc.	36,100	1,675,401
Pacific Sunwear of California, Inc. (a)	37,300	761,666
Sonic Automotive, Inc. Class A (a)	155,000	3,633,200
		17,852,064
TOTAL CONSUMER DISCRETIONARY		61,132,596

	Shares	Value (Note 1)
CONSUMER STAPLES - 6.5%
Beverages - 2.7%
Pepsi Bottling Group, Inc.	28,600	$ 672,100
PepsiCo, Inc.	60,700	2,955,483
The Coca-Cola Co.	155,100	7,312,965
		10,940,548
Food & Drug Retailing - 0.4%
Rite Aid Corp. (a)	161,300	816,178
Sysco Corp.	30,400	797,088
Whole Foods Market, Inc. (a)	3,300	143,748
		1,757,014
Personal Products - 2.6%
Avon Products, Inc.	185,100	8,607,150
Gillette Co.	69,600	2,324,640
		10,931,790
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,140,725
TOTAL CONSUMER STAPLES		26,770,077
ENERGY - 3.4%
Energy Equipment & Services - 1.6%
Baker Hughes, Inc.	13,900	506,933
BJ Services Co. (a)	20,800	674,960
ENSCO International, Inc.	45,200	1,123,220
Halliburton Co.	21,100	276,410
National-Oilwell, Inc. (a)	47,000	968,670
Noble Drilling Corp. (a)	44,200	1,504,568
Weatherford International, Inc. (a)	44,300	1,650,618
		6,705,379
Oil & Gas - 1.8%
ChevronTexaco Corp.	53,100	4,758,291
Conoco, Inc.	70,800	2,003,640
Valero Energy Corp.	15,900	606,108
		7,368,039
TOTAL ENERGY		14,073,418
FINANCIALS - 5.1%
Banks - 1.3%
Bank of America Corp.	22,300	1,403,785
Bank One Corp.	35,800	1,397,990
FleetBoston Financial Corp.	52,700	1,923,550
Pacific Century Financial Corp.	25,200	652,428
		5,377,753
Diversified Financials - 3.2%
Fannie Mae	60,100	4,777,950
Freddie Mac	127,600	8,345,040
		13,122,990
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 0.6%
AFLAC, Inc.	27,400	$ 672,944
MetLife, Inc.	60,900	1,929,312
		2,602,256
TOTAL FINANCIALS		21,102,999
HEALTH CARE - 17.1%
Health Care Equipment & Supplies - 2.1%
Cygnus, Inc. (a)	5,700	29,925
Guidant Corp. (a)	171,000	8,515,800
		8,545,725
Health Care Providers & Services - 5.5%
AmerisourceBergen Corp.	21,900	1,391,745
Cardinal Health, Inc.	290,250	18,767,564
HealthSouth Corp. (a)	39,500	585,390
McKesson Corp.	28,200	1,054,680
Patterson Dental Co. (a)	2,100	85,953
Priority Healthcare Corp. Class B (a)	20,400	717,876
		22,603,208
Pharmaceuticals - 9.5%
American Home Products Corp.	129,300	7,933,848
Barr Laboratories, Inc. (a)	24,800	1,968,128
Bristol-Myers Squibb Co.	110,100	5,615,100
Forest Laboratories, Inc. (a)	32,900	2,696,155
Mylan Laboratories, Inc.	49,400	1,852,500
Perrigo Co. (a)	44,500	525,990
Pfizer, Inc.	349,100	13,911,635
Pharmacia Corp.	109,700	4,678,705
SICOR, Inc. (a)	21,400	335,552
		39,517,613
TOTAL HEALTH CARE		70,666,546
INDUSTRIALS - 9.4%
Aerospace & Defense - 2.3%
Lockheed Martin Corp.	170,400	7,952,568
Northrop Grumman Corp.	16,600	1,673,446
		9,626,014
Airlines - 0.2%
Northwest Airlines Corp. (a)	43,000	675,100
Building Products - 0.7%
American Standard Companies, Inc. (a)	23,400	1,596,582
Dal-Tile International, Inc. (a)	30,700	713,775
Masco Corp.	29,200	715,400
		3,025,757
Commercial Services & Supplies - 2.6%
Aramark Corp. Class B	32,700	879,630
Cendant Corp. (a)	70,300	1,378,583
Concord EFS, Inc. (a)	29,700	973,566

	Shares	Value (Note 1)
First Data Corp.	15,900	$ 1,247,355
Manpower, Inc.	101,200	3,411,452
Viad Corp.	112,500	2,664,000
		10,554,586
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,100	9,488,790
Machinery - 1.2%
Albany International Corp. Class A	26,300	570,710
Danaher Corp.	10,600	639,286
Illinois Tool Works, Inc.	18,600	1,259,592
Ingersoll-Rand Co.	40,900	1,710,029
Quixote Corp.	14,900	283,100
SPX Corp. (a)	4,700	643,430
		5,106,147
Road & Rail - 0.1%
C.H. Robinson Worldwide, Inc.	17,600	508,904
TOTAL INDUSTRIALS		38,985,298
INFORMATION TECHNOLOGY - 13.9%
Electronic Equipment & Instruments - 0.3%
Arrow Electronics, Inc. (a)	7,100	212,290
Mettler-Toledo International, Inc. (a)	16,600	860,710
		1,073,000
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	11,800	577,964
Semiconductor Equipment & Products - 4.6%
Analog Devices, Inc. (a)	16,800	745,752
Atmel Corp. (a)	93,300	687,621
DuPont Photomasks, Inc. (a)	9,100	395,395
Fairchild Semiconductor International, Inc. Class A (a)	29,000	817,800
Integrated Silicon Solution (a)	25,600	313,344
Intel Corp.	196,400	6,176,780
International Rectifier Corp. (a)	13,000	453,440
LAM Research Corp. (a)	65,900	1,530,198
Lattice Semiconductor Corp. (a)	27,800	571,846
LSI Logic Corp. (a)	42,700	673,806
Micron Technology, Inc. (a)	43,000	1,333,000
NVIDIA Corp. (a)	68,400	4,575,960
Semtech Corp. (a)	25,700	917,233
		19,192,175
Software - 8.9%
Computer Associates International, Inc.	423,600	14,609,964
Compuware Corp. (a)	158,800	1,872,252
Microsoft Corp. (a)	283,400	18,775,246
Take-Two Interactive Software, Inc. (a)	85,100	1,376,067
		36,633,529
TOTAL INFORMATION TECHNOLOGY		57,476,668
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 0.6%
IMC Global, Inc.	59,000	$ 767,000
Lyondell Chemical Co.	34,900	500,117
Millennium Chemicals, Inc.	13,000	163,800
PolyOne Corp.	50,900	498,820
Solutia, Inc.	52,400	734,648
		2,664,385
Construction Materials - 0.1%
Lafarge North America, Inc.	14,261	535,786
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	90,500	1,211,795
Phelps Dodge Corp.	138,200	4,477,680
Ryerson Tull, Inc.	107,000	1,177,000
		6,866,475
Paper & Forest Products - 0.7%
Boise Cascade Corp.	27,300	928,473
Bowater, Inc.	4,100	195,570
Georgia-Pacific Group	69,200	1,910,612
		3,034,655
TOTAL MATERIALS		13,101,301
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T Corp.	178,200	3,232,548
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	0
Ono Finance PLC rights 5/31/09 (a)(f)	310	620
		3,233,168
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	21,800
TOTAL TELECOMMUNICATION SERVICES		3,254,968
UTILITIES - 0.3%
Electric Utilities - 0.1%
FirstEnergy Corp.	16,000	559,680
Water Utilities - 0.2%
American Water Works, Inc.	15,100	630,425
TOTAL UTILITIES		1,190,105
TOTAL COMMON STOCKS (Cost $283,122,806)		307,753,976
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125	12,388	$ 1,322,419
Pegasus Satellite Communications, Inc. Series B, $127.50 pay-in-kind	77	55,440
		1,377,859
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	152,280
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	405	411,822
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	472	339,840
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	827,450
Wireless Telecommunication Services - 0.5%
Dobson Communications Corp.:
$122.50 pay-in-kind	157	155,430
$130.00 pay-in-kind	156	154,440
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,358	1,611,840
		1,921,710
TOTAL TELECOMMUNICATION SERVICES		2,749,160
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,069,247)		5,030,961
Corporate Bonds - 17.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.9%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	659,525
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	200,000	224,500
TOTAL CONSUMER DISCRETIONARY			884,025
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	$ 20,000	$ 21,788
Tenet Healthcare Corp. 6% 12/1/05	Ba1	1,040,000	1,027,655
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	509,375
7% 5/15/09	B2	580,000	590,875
			2,149,693
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	790,000	335,592
Sanmina-SCI Corp. 0% 9/12/20	Ba3	1,390,000	515,968
			851,560
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	165,000	92,598
TOTAL INFORMATION TECHNOLOGY			944,158
TOTAL CONVERTIBLE BONDS			3,977,876
Nonconvertible Bonds - 16.9%
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	100,000	87,000
Lear Corp. 7.96% 5/15/05	Ba1	380,000	385,700
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,597
			526,297
Hotels, Restaurants & Leisure - 1.8%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	100,000	105,000
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	448,000	448,000
Domino's, Inc. 10.375% 1/15/09	B3	300,000	318,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	620,000	644,800
Harrah's Operating Co., Inc. 8% 2/1/11	Baa3	290,000	297,250
HMH Properties, Inc. 7.875% 8/1/08	Ba3	285,000	262,200
Horseshoe Gaming LLC 8.625% 5/15/09	B2	950,000	992,750
International Game Technology 8.375% 5/15/09	Ba1	220,000	231,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp. 7.375% 11/15/15	Ba1	$ 245,000	$ 209,475
La Quinta Inns, Inc. 7.25% 3/15/04	Ba3	190,000	182,400
Mandalay Resort Group 9.5% 8/1/08	Ba2	95,000	99,513
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	115,000	117,300
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,285,000	1,092,250
9.25% 4/1/06	B3	150,000	151,875
9.75% 6/15/07	B3	135,000	136,350
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	20,000	16,200
Station Casinos, Inc. 8.375% 2/15/08	Ba3	970,000	989,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	100,000	95,000
yankee:
8.625% 12/15/07	Ba3	295,000	277,300
9% 3/15/07	Ba3	120,000	115,200
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	180,000	185,400
8.875% 4/15/11	Ba1	290,000	303,775
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	80,000	81,200
			7,351,638
Household Durables - 0.6%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	400,000	412,500
8.875% 4/1/08	Ba2	55,000	56,856
D.R. Horton, Inc. 8% 2/1/09	Ba1	300,000	294,000
KB Home 8.625% 12/15/08	Ba3	360,000	360,000
Lennar Corp. 7.625% 3/1/09	Ba1	150,000	150,000
Pulte Homes, Inc. 7.875% 8/1/11 (f)	Baa3	310,000	306,125
Ryland Group, Inc. 9.125% 6/15/11	Ba3	220,000	226,600
Sealy Mattress Co.:
9.875% 12/15/07	B2	460,000	456,550
9.875% 12/15/07 (f)	B2	180,000	178,650
			2,441,281
Media - 3.6%
Adelphia Communications Corp.:
10.25% 11/1/06	B2	70,000	70,700
10.25% 6/15/11	B2	580,000	574,200
10.875% 10/1/10	B2	625,000	635,938
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 265,000	$ 255,725
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	257,300	275,311
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	113,609
CanWest Media, Inc. 10.625% 5/15/11	B2	260,000	275,600
Callahan Nordrhein- Westfalen 0% 7/15/10 (e)	B3	170,000	39,100
Century Communications Corp. 0% 1/15/08	B2	30,000	15,000
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	42,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	77,550
0% 4/1/11 (e)	B2	840,000	604,800
0% 5/15/11 (e)	B2	470,000	286,700
10% 4/1/09	B2	845,000	866,125
10% 5/15/11	B2	340,000	346,800
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	247,000
CSC Holdings, Inc.:
7.625% 4/1/11	Ba1	520,000	512,200
9.875% 4/1/23	B1	70,000	72,625
10.5% 5/15/16	Ba2	500,000	545,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	Caa3	555,000	127,650
11.75% 12/15/05	Caa3	345,000	79,350
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	380,000	380,950
9.375% 2/1/09	B1	875,000	901,250
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	990,000	985,050
9.25% 11/1/07	Baa1	195,000	212,550
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	60,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	375,000	391,875
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 11.875% 9/15/07	B2	100,000	104,500

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Operating Partners LP/FrontierVision Capital Corp. 11% 10/15/06	B2	$ 340,000	$ 346,375
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	130,000	113,732
Lamar Media Corp.:
8.625% 9/15/07	B1	30,000	31,350
9.25% 8/15/07	B1	435,000	450,225
9.625% 12/1/06	Ba3	135,000	141,413
News America Holdings, Inc. 7.7% 10/30/25	Baa3	110,000	107,349
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	350,000	360,500
Quebecor Media, Inc. 11.125% 7/15/11	B2	10,000	10,600
Radio One, Inc. 8.875% 7/1/11	B3	1,185,000	1,232,400
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,675,000	1,574,500
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	125,000	139,723
Yell Finance BV:
0% 8/1/11 (e)	B2	1,050,000	619,500
10.75% 8/1/11	B2	600,000	642,000
			14,868,925
Multiline Retail - 0.3%
Federated Department Stores, Inc. 6.79% 7/15/27	Baa1	100,000	102,344
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	66,750
6.125% 11/15/03	Ba2	25,000	24,250
6.9% 8/15/26	Ba2	252,000	246,960
7.375% 6/15/04	Ba2	115,000	111,550
7.375% 8/15/08	Ba2	25,000	24,125
7.4% 4/1/37	Ba2	295,000	287,625
7.6% 4/1/07	Ba2	25,000	24,500
7.95% 4/1/17	Ba2	40,000	35,400
Kmart Corp. 9.375% 2/1/06	Ba2	90,000	74,025
			997,529
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	95,000	96,967
The William Carter Co. 10.875% 8/15/11 (f)	B3	350,000	369,250
			466,217
TOTAL CONSUMER DISCRETIONARY			26,651,887
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.9%
Beverages - 0.1%
Cott Beverages, Inc. 8% 12/15/11 (f)	B2	$ 190,000	$ 186,200
Cott Corp. yankee 8.5% 5/1/07	-	80,000	82,000
			268,200
Food & Drug Retailing - 0.4%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	140,000	133,700
9.125% 12/15/11	B2	200,000	201,000
Kroger Co. 6.8% 4/1/11	Baa3	130,000	132,516
Rite Aid Corp.:
6% 10/1/03 (f)(g)	Caa2	60,000	56,550
6.125% 12/15/08 (f)	Caa2	235,000	168,025
6.875% 8/15/13	Caa2	165,000	120,450
7.125% 1/15/07	Caa2	110,000	92,400
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08	Caa2	550,000	522,500
			1,714,241
Food Products - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	122,039
Dean Foods Co.:
6.625% 5/15/09	Baa2	50,000	45,000
8.15% 8/1/07	Baa2	80,000	78,400
Del Monte Corp. 9.25% 5/15/11	B3	290,000	301,600
Kellogg Co. 6.6% 4/1/11	Baa2	50,000	51,311
Smithfield Foods, Inc. 8% 10/15/09 (f)	Ba2	70,000	71,050
			669,400
Personal Products - 0.2%
Playtex Products, Inc. 9.375% 6/1/11	B2	185,000	195,175
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	240,000	159,600
9% 11/1/06	Caa3	260,000	174,200
12% 12/1/05 (f)	Caa1	270,000	267,300
			796,275

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	$ 70,000	$ 73,628
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	103,014
			176,642
TOTAL CONSUMER STAPLES			3,624,758
ENERGY - 0.8%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11	B2	60,000	49,500
Oil & Gas - 0.8%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	40,000	39,284
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	610,000	588,650
8.375% 11/1/08 (f)	B1	230,000	226,550
8.5% 3/15/12	B1	425,000	417,563
Forest Oil Corp. 8% 12/15/11 (f)	Ba3	220,000	220,000
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	60,000	55,200
10% 11/1/08 (f)	Ba3	290,000	304,500
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,425
Phillips Petroleum Co. 8.75% 5/25/10	A3	60,000	69,840
Plains Resources, Inc.:
10.25% 3/15/06 Series B	B2	732,000	746,640
10.25% 3/15/06 Series D	B2	70,000	71,400
The Coastal Corp. 9.625% 5/15/12	Baa2	55,000	63,403
Westport Resources Corp. 8.25% 11/1/11 (f)	Ba3	310,000	314,650
			3,165,105
TOTAL ENERGY			3,214,605
FINANCIALS - 1.7%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,880
BankBoston Corp. 6.625% 2/1/04	A2	60,000	63,066
Den Danske Bank AS 6.375% 6/15/08 (f)(g)	Aa3	170,000	173,451
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	98,743
Long Island Savings Bank FSB 7% 6/13/02	Baa2	140,000	142,587
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (g)	Aa3	$ 50,000	$ 50,628
7.816% 11/29/49	A1	100,000	106,350
			656,705
Diversified Financials - 1.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	124,833
American Airlines pass thru trust 7.8% 4/1/08 (f)	Baa2	280,000	271,600
American Gen. Finance Corp. 5.875% 7/14/06	A1	100,000	103,370
Amvescap PLC 5.9% 1/15/07 (f)	A2	25,000	24,959
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	73,212
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp.:
8.875% 2/15/08	Ba3	20,000	20,750
8.875% 2/15/08 (f)	Ba3	180,000	186,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	89,519
Citigroup, Inc. 7.25% 10/1/10	Aa2	100,000	107,263
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	436,500
Countrywide Home Loans, Inc. 5.5% 8/1/06	A3	80,000	79,799
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	80,750
Devon Financing Corp. ULC 6.875% 9/30/11 (f)	Baa2	50,000	48,731
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	151,200
Ford Motor Credit Co.:
6.5% 1/25/07	A2	50,000	48,865
7.375% 10/28/09	A2	50,000	49,364
7.5% 3/15/05	A2	140,000	143,224
General Motors Acceptance Corp.:
6.75% 1/15/06	A2	40,000	40,513
6.875% 9/15/11	A2	190,000	185,830
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (f)	B3	530,000	445,200
Household Finance Corp.:
6.5% 1/24/06	A2	40,000	41,124
8% 5/9/05	A2	35,000	37,657

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	$ 100,000	$ 109,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	65,000	66,629
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (f)	B1	180,000	180,900
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	82,936
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	129,276
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	756,800
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	85,850
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	55,000	56,200
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	40,000	40,663
Sprint Capital Corp. 6.875% 11/15/28	Baa1	65,000	59,455
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	120,000	117,670
			4,476,592
Insurance - 0.0%
MetLife, Inc. 6.125% 12/1/11	A1	35,000	34,665
The Chubb Corp. 6.8% 11/15/31	Aa3	100,000	97,850
			132,515
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	102,664
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	103,069
7.75% 11/15/07	Baa1	100,000	107,718
ERP Operating LP 7.1% 6/23/04	A3	100,000	104,917
LNR Property Corp. 10.5% 1/15/09	Ba3	375,000	382,500
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	354,600
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	420,000	424,200
WCI Communities, Inc. 10.625% 2/15/11	B1	345,000	355,350
			2,036,383
TOTAL FINANCIALS			7,302,195
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.2%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	$ 200,000	$ 118,000
9.75% 12/1/06	Caa1	300,000	282,750
11.625% 12/1/06 (f)	B2	140,000	151,200
Boston Scientific Corp. 6.625% 3/15/05	Baa2	110,000	111,650
			663,600
Health Care Providers & Services - 0.5%
Alderwoods Group, Inc.:
11% 1/2/07	-	60,000	60,450
12.25% 1/2/09	-	50,000	54,000
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	70,000	72,450
DaVita, Inc. 9.25% 4/15/11	B2	240,000	254,400
Fountain View, Inc. 11.25% 4/15/08 (d)	-	460,000	234,600
HealthSouth Corp.:
8.375% 10/1/11 (f)	Ba1	260,000	265,525
8.5% 2/1/08	Ba1	110,000	113,300
10.75% 10/1/08	Ba2	120,000	130,950
Service Corp. International (SCI):
6.3% 3/15/03	B1	140,000	134,400
7.2% 6/1/06	B1	120,000	110,400
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	320,000	350,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	385,000	400,400
Unilab Corp. 12.75% 10/1/09	B3	97,000	112,520
			2,293,795
TOTAL HEALTH CARE			2,957,395
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	595,000	615,825
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	30,000	25,886
7.73% 9/15/12	Ba2	10,161	7,535
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	30,000	29,447
7.92% 5/18/12	A3	80,000	75,198
			138,066

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.6%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	$ 745,000	$ 722,650
7.875% 1/1/09	Ba3	40,000	38,600
8.5% 12/1/08 (f)	Ba3	280,000	280,000
8.875% 4/1/08	Ba3	40,000	40,800
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	197,400
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc.:
8.25% 7/1/11	B2	345,000	353,625
8.625% 4/1/13	B2	215,000	223,063
8.75% 9/30/09	B2	60,000	61,800
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	87,125
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,888
World Color Press, Inc. 7.75% 2/15/09	Baa2	90,000	90,000
			2,412,951
Machinery - 0.0%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	120,872
Marine - 0.2%
Teekay Shipping Corp.:
8.875% 7/15/11 (f)	Ba2	80,000	82,000
8.875% 7/15/11	Ba2	695,000	712,375
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	70,000	57,750
10.25% 11/15/06	Ba3	90,000	67,950
			920,075
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	149,543
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	60,096
6.46% 6/22/05	Baa2	100,000	103,639
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	20,000	21,800
TFM SA de CV yankee 0% 6/15/09 (e)	B1	885,000	792,075
			1,127,153
TOTAL INDUSTRIALS			5,334,942
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
Crown Castle International Corp.:
9.375% 8/1/11	B3	$ 170,000	$ 155,975
10.75% 8/1/11	B3	100,000	98,000
Motorola, Inc. 8% 11/1/11 (f)	A3	50,000	50,544
SBA Communications Corp. 10.25% 2/1/09	B3	290,000	249,400
SpectraSite Holdings, Inc.:
0% 3/15/10 (e)	B3	1,320,000	290,400
12.5% 11/15/10	B3	130,000	66,300
			910,619
Computers & Peripherals - 0.0%
Compaq Computer Corp.:
7.45% 8/1/02	Baa2	60,000	61,508
7.65% 8/1/05	Baa2	40,000	40,389
			101,897
Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	260,000	274,300
Semiconductor Equipment & Products - 0.3%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	120,000	125,400
10.5% 2/1/09	B2	80,000	84,400
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	915,000
			1,124,800
TOTAL INFORMATION TECHNOLOGY			2,411,616
MATERIALS - 1.0%
Chemicals - 0.1%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	100,000	104,500
Huntsman Corp. 9.5% 7/1/07 (d)(f)	Ca	375,000	67,500
OM Group, Inc. 9.25% 12/15/11 (f)	B3	100,000	101,000
			273,000
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	290,000	307,400
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	190,000	178,600
7.35% 5/15/08	B3	80,000	71,600
7.5% 5/15/10	B3	70,000	61,600
7.8% 5/15/18	B3	30,000	24,750

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.85% 5/15/04	B3	$ 320,000	$ 310,400
8.1% 5/15/07	B3	150,000	135,000
Packaging Corp. of America 9.625% 4/1/09	Ba2	375,000	406,875
Riverwood International Corp. 10.625% 8/1/07	B3	275,000	286,000
			1,782,225
Metals & Mining - 0.4%
Century Aluminum Co. 11.75% 4/15/08	Ba3	30,000	31,050
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	450,000	399,375
7.5% 11/15/06	B3	80,000	58,000
Luscar Coal Ltd. 9.75% 10/15/11 (f)	Ba3	110,000	113,850
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	310,000	332,475
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	805,000	776,825
			1,711,575
Paper & Forest Products - 0.1%
Norske Skog Canada Ltd. 8.625% 6/15/11 (f)	Ba2	40,000	41,800
Potlatch Corp. 6.25% 3/15/02	Baa3	80,000	79,200
Stone Container Corp. 9.75% 2/1/11	B2	180,000	192,600
			313,600
TOTAL MATERIALS			4,080,400
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.5%
AT&T Corp.:
6.5% 3/15/29	A3	100,000	87,353
8% 11/15/31 (f)	A3	30,000	30,968
British Telecommunications PLC 8.875% 12/15/30	Baa1	80,000	91,803
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	A2	100,000	109,194
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	74,330
9% 8/15/31 (f)	Baa2	25,000	27,281
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	100,000	102,153
8% 10/1/10	Baa3	60,000	60,584
NTL Communications Corp.:
0% 10/1/08 (e)	B3	605,000	133,100
11.5% 10/1/08	B3	390,000	120,900
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	100,000	101,182
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 90,000	$ 98,179
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,210
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	110,660
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	575,000	488,750
Triton PCS, Inc. 8.75% 11/15/11 (f)	B2	350,000	350,000
			1,990,647
Wireless Telecommunication Services - 1.7%
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	239,200
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,890,000	1,965,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	605,000	399,300
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,945,800
0% 2/15/08 (e)	B1	160,000	108,800
Orange PLC yankee 9% 6/1/09	Baa1	365,000	390,550
PanAmSat Corp. 6% 1/15/03	Baa3	40,000	38,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	455,000	398,125
10.625% 7/15/10	B3	135,000	155,925
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,061,000	904,503
10.375% 11/15/09	Baa1	701,000	792,130
			7,338,533
TOTAL TELECOMMUNICATION SERVICES			9,329,180
UTILITIES - 1.2%
Electric Utilities - 1.0%
AES Corp.:
7.375% 6/15/03	Ba1	170,000	161,500
8.75% 6/15/08	Ba1	50,000	44,000
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	915,000	805,200
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	125,956
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	150,400
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Edison Mission Energy:
9.875% 4/15/11	Baa3	$ 250,000	$ 252,500
10% 8/15/08	Baa3	270,000	272,700
FirstEnergy Corp. 6.45% 11/15/11	Baa2	40,000	38,826
Illinois Power Co. 7.5% 6/15/09	Baa2	60,000	57,238
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	154,669
7.875% 12/15/26 (f)	A3	80,000	73,884
Mission Energy Co. 8.125% 6/15/02 (f)	Baa3	380,000	376,200
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	220,000	242,000
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	105,000	100,800
7.05% 3/1/24	B3	55,000	51,975
7.875% 3/1/02	B3	125,000	122,500
PSI Energy, Inc. 6.65% 6/15/06	A3	65,000	64,676
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,826
			4,256,100
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	25,000	25,355
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,153
Sempra Energy 7.95% 3/1/10	A2	40,000	40,977
			118,485
Multi-Utilities - 0.2%
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	525,000	546,000
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	10,000	9,840
7.5% 1/15/31	Baa2	70,000	67,784
			623,624
TOTAL UTILITIES			4,998,209
TOTAL NONCONVERTIBLE BONDS			69,905,187
TOTAL CORPORATE BONDS (Cost $75,149,848)			73,883,063
U.S. Government and Government Agency Obligations - 1.2%

U.S. Government Agency Obligations - 0.2%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	86,554
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
5.5% 2/15/06	Aaa	$ 85,000	$ 87,576
5.5% 5/2/06	Aa2	125,000	127,421
6.25% 2/1/11	Aa2	65,000	66,026
7.25% 5/15/30	Aaa	105,000	117,479
Freddie Mac:
5.875% 3/21/11	Aa2	205,000	202,597
6% 6/15/11	Aaa	150,000	152,295
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			839,948
U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02	-	350,000	349,984
U.S. Treasury Bonds:
6.375% 8/15/27	Aaa	150,000	161,930
8.125% 8/15/19	Aaa	80,000	101,013
8.875% 8/15/17	Aaa	50,000	66,422
8.875% 2/15/19	Aaa	259,000	347,464
U.S. Treasury Notes:
2.75% 10/31/03	Aaa	1,275,000	1,272,208
3.5% 11/15/06	Aaa	180,000	173,475
5% 2/15/11	Aaa	290,000	288,913
5% 8/15/11	Aaa	305,000	304,045
6.125% 8/15/07	Aaa	30,000	32,250
6.5% 10/15/06	Aaa	470,000	511,125
7% 7/15/06	Aaa	520,000	574,922
7.25% 8/15/04	Aaa	20,000	21,831
TOTAL U.S. TREASURY OBLIGATIONS			4,205,582
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,029,933)			5,045,530
U.S. Government Agency - Mortgage Securities - 2.1%

Fannie Mae - 1.6%
6% 4/1/13 to 1/1/29	Aaa	869,598	876,344
6.5% 2/1/26 to 10/1/31	Aaa	3,766,570	3,771,030
7.5% 5/1/24 to 12/1/30	Aaa	1,902,028	1,964,459
TOTAL FANNIE MAE			6,611,833
Freddie Mac - 0.0%
7.5% 8/1/28	Aaa	87,189	90,430

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	$ 463,225	$ 465,541
7% 7/15/28 to 7/15/31	Aaa	1,074,558	1,097,576
7.5% 1/15/26 to 8/15/28	Aaa	469,975	486,965
8.5% 11/15/30	Aaa	64,250	68,125
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,118,207
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $8,711,414)			8,820,470
Asset-Backed Securities - 0.2%

Airplanes pass thru trust 10.875% 3/15/19	B2	83,955	10,914
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	150,984
CIT Marine Trust 5.8% 4/15/10	Aaa	86,401	88,183
CPS Auto Receivables Trust 6% 8/15/03	Aaa	20,483	20,489
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	185,484
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	133,470
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	36,073
7.03% 11/15/03	Aaa	24,000	24,338
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 0% 2/5/03 (f)(g)	Baa2	5,495	5,483
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,953
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	26,906	27,478
TOTAL ASSET-BACKED SECURITIES (Cost $796,301)			735,849
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0686% 12/29/25 (f)(g)	Ba3	102,001	48,762
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 99,500
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	98,875
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	120,521	126,772
TOTAL U.S. GOVERNMENT AGENCY			325,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $359,461)			373,909
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	194,022	204,358
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 0% 4/15/36 (g)(h)	Aaa	1,465,909	92,650
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	105,492
Class B, 7.48% 2/1/08	A	80,000	83,934
CS First Boston Mortgage Securities Corp. Series 1998-C1 Class D, 7.17% 1/17/12	Baa3	70,000	67,361
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	133,613
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0905% 4/29/39 (f)(g)	-	320,000	248,800
First Union National Bank Commercial Mortgage Trust Series 2001-C3 Class X1, 0.679% 8/15/23 (f)(h)	Aaa	997,259	35,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.1368% 4/15/19 (f)(g)	-	$ 250,000	$ 25,000
Series 1997-B Class E, 0% 9/15/19 (f)(g)	-	40,245	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (f)	BBB-	68,664	64,887
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	250,000	242,109
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (f)(g)	Baa3	180,000	169,425
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (f)(g)(h)	Aaa	1,330,000	53,824
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	376,563
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	98,992	100,307
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (f)(g)	-	125,000	120,361
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	82,322
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	138,250
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,781
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,866,545)			2,440,837
Foreign Government and Government Agency Obligations (i) - 0.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Chilean Republic 7.125% 1/11/12	Baa1	$ 40,000	$ 40,940
Quebec Province 7.5% 9/15/29	A1	90,000	98,604
United Mexican States 9.875% 2/1/10	Baa3	80,000	89,200
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $222,540)			228,744
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $6,049,411)	6,049,411	6,049,411
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $389,377,506)		410,362,750
NET OTHER ASSETS - 0.9%		3,665,511
NET ASSETS - 100%		$ 414,028,261
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,586,557 or 2.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.3%	AAA, AA, A	4.3%
Baa	2.9%	BBB	2.8%
Ba	4.4%	BB	3.8%
B	9.0%	B	9.5%
Caa	1.0%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $463,750,862 and $483,721,132, respectively, of which long-term U.S. government and government agency obligations aggregated $26,874,123 and $35,888,561, respectively.

The market value of futures contracts opened and closed during the period amounted to $56,342,616 and $71,288,257, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,226 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $915,000 or 0.2% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,550,000. The weighted average interest rate was 2.2%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $393,366,800. Net unrealized appreciation aggregated $16,995,950, of which $37,407,570 related to appreciated investment securities and $20,411,620 related to depreciated investment securities.

The fund hereby designates approximately $16,008,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $54,724,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $389,377,506) - See accompanying schedule		$ 410,362,750
Cash		91,267
Receivable for investments sold		8,866,074
Receivable for fund shares sold		49,841
Dividends receivable		233,158
Interest receivable		1,529,385
Total assets		421,132,475
Liabilities
Payable for investments purchased	$ 6,367,167
Payable for fund shares redeemed	486,262
Accrued management fee	198,147
Distribution fees payable	1,858
Other payables and accrued expenses	50,780
Total liabilities		7,104,214
Net Assets		$ 414,028,261
Net Assets consist of:
Paid in capital		$ 440,338,834
Undistributed net investment income		12,720,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,016,956)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,985,441
Net Assets		$ 414,028,261
Initial Class: Net Asset Value, offering price and redemption price per share ($399,273,107 ÷ 31,801,411 shares)		$12.56
Service Class: Net Asset Value, offering price and redemption price per share ($9,542,346 ÷ 764,950 shares)		$12.47
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,212,808 ÷ 419,509 shares)		$12.43

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 3,856,533
Interest		10,319,128
Security lending		15,550
Total income		14,191,211
Expenses
Management fee	$ 2,515,093
Transfer agent fees	293,058
Distribution fees	22,063
Accounting and security lending fees	166,260
Non-interested trustees' compensation	1,519
Custodian fees and expenses	29,236
Audit	28,436
Legal	2,756
Interest	2,063
Miscellaneous	125,122
Total expenses before reductions	3,185,606
Expense reductions	(44,094)	3,141,512
Net investment income		11,049,699
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,459,132)
Foreign currency transactions	219
Futures contracts	(4,580,262)	(61,039,175)
Change in net unrealized appreciation (depreciation) on:
Investment securities	11,246,218
Assets and liabilities in foreign currencies	(46)
Futures contracts	836,103	12,082,275
Net gain (loss)		(48,956,900)
Net increase (decrease) in net assets resulting from operations		$ (37,907,201)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 11,049,699	$ 14,340,647
Net realized gain (loss)	(61,039,175)	16,729,357
Change in net unrealized appreciation (depreciation)	12,082,275	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(37,907,201)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	(16,320,571)	37,231,520
Total increase (decrease) in net assets	(83,676,685)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $12,720,942 and $15,347,357, respectively)	$ 414,028,261	$ 497,704,946

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	2,648,332	$ 33,703,712	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,157	3,619,549	58,129,957
Redeemed	(6,380,641)	(80,043,164)	(5,674,304)	(91,790,709)
Net increase (decrease)	(1,660,568)	$ (17,832,295)	1,868,348	$ 29,399,721
Service Class Sold	86,383	$ 1,109,889	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(244,489)	(3,021,914)	(108,353)	(1,714,212)
Net increase (decrease)	(104,573)	$ (1,179,699)	277,240	$ 4,458,198
Service Class 2 A Sold	262,678	$ 3,373,478	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(74,696)	(891,486)	(14,590)	(228,060)
Net increase (decrease)	203,325	$ 2,691,423	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,493		$ 46,628,308
Service Class		409,753		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Income from Investment Operations
Net investment income E	.32	.42	.40	.41	.36
Net realized and unrealized gain (loss)	(1.31)	(2.52)	2.04	2.19	2.92
Total from investment operations	(.99)	(2.10)	2.44	2.60	3.28
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)
Net asset value, end of period	$ 12.56	$ 14.41	$ 18.38	$ 17.03	$ 16.36
Total Return C, D	(7.39)%	(12.47)%	15.26%	17.57%	25.07%
Ratios to Average Net Assets G
Expenses before expense reductions	.73%	.69%	.71%	.73%	.77%
Expenses net of voluntary waivers, if any	.73%	.69%	.71%	.73%	.77%
Expenses net of all reductions	.72%	.68%	.70%	.72%	.76%
Net investment income	2.55%	2.61%	2.38%	2.60%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 399,273	$ 482,165	$ 580,555	$ 528,874	$ 483,231
Portfolio turnover rate	111%	147%	92%	98%	90%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income E	.31	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(1.32)	(2.50)	2.03	2.14	.34
Total from investment operations	(1.01)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.47	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C, D	(7.57)%	(12.54)%	15.13%	17.18%	2.57%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.80%	.82%	.89%	.88% A
Expenses net of voluntary waivers, if any	.83%	.80%	.82%	.89%	.87% A
Expenses net of all reductions	.82%	.79%	.81%	.88%	.87% A
Net investment income	2.44%	2.50%	2.27%	2.65%	2.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,542	$ 12,449	$ 10,825	$ 3,165	$ 10
Portfolio turnover rate	111%	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income E	.28	.34
Net realized and unrealized gain (loss)	(1.30)	(1.96)
Total from investment operations	(1.02)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.43	$ 14.30
Total Return B, C, D	(7.66)%	(10.21)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.00%	.97% A
Expenses net of voluntary waivers, if any	1.00%	.97% A
Expenses net of all reductions	.99%	.95% A
Net investment income	2.28%	2.33% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,213	$ 3,091
Portfolio turnover rate	111%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Balanced - Service Class 2	-1.87%	7.01%	8.39%
Fidelity Balanced 60/40 Composite	-3.71%	9.81%	13.21%
S&P 500 ®	-11.89%	10.70%	15.93%
LB Aggregate Bond	8.44%	7.43%	8.41%
Variable Annuity Balanced Funds Average	-2.87%	8.04%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers® Aggregate Bond Index. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 66 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $17,578 - a 75.78% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $28,127 - a 181.27% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $17,594 - a 75.94% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $23,823 - a 138.23% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	2.5
General Electric Co.	2.1
Citigroup, Inc.	1.5
Wal-Mart Stores, Inc.	1.4
Pfizer, Inc.	1.4
8.9
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	13.4
Consumer Discretionary	11.9
Information Technology	11.1
Health Care	8.8
Industrials	6.5
Asset Allocation as of December 31, 2001
% of fund's net assets*
Stocks and Equity Futures	58.7%
Bonds	34.6%
Short-Term Investments and Net Other Assets	6.6%
Other Investments	0.1%

* Foreign investments	3.8%

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Ford O'Neil (left), who became manager for fixed-income investments on October 29, 2001.

Q. How did the fund perform, John?

J.A. For the 12 months that ended December 31, 2001, the fund beat the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which declined 3.71% and 2.87%, respectively.

Q. Why did the fund outperform both its index and Lipper peer average during the past year?

J.A. Playing a conservative-type offense proved effective versus our benchmarks amid a challenging market environment. Asset allocation, sector positioning and security selection each played an integral role. We benefited from having a slight tilt toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. This allocation was largely a result of the huge divergence in performance between stocks and bonds - particularly in the weeks following the terrible events of September 11. However, given the tremendous rally we had in our investment-grade holdings, I reduced the position and added more exposure to attractively valued high-yield bonds, which helped widen our advantage over the index. High-yield securities fit well with the cyclical theme that pervaded the fund for much of the period, as I positioned it for what I believe will be an eventual pick-up in the economy in light of aggressive rate cutting by the Federal Reserve Board. On the equity side, we benefited from taking a pro-cyclical stance, finding several quality stocks that recovered nicely after being beaten down in the March-April time frame, and again in September.

Q. Where in particular did your cyclical bias pay off? What were some other moves that influenced performance?

J.A. Our positioning in technology had the most influence on performance. We did well by limiting our exposure to high-priced, higher-volatility names - including Nortel, Oracle and Cisco - whose fundamentals and valuations were hammered by the weak economy, and loading up on more cyclically oriented tech stocks that historically tend to outperform in anticipation of a recovery. I found what I wanted in mid-cap, generally non-telecommunications-related semiconductor stocks, such as NVIDIA and Fairchild Semiconductor, which fared extremely well. I eliminated Nortel and Oracle from the portfolio during the period. Having ample exposure to traditional cyclical groups, namely industrials and materials, also helped. Similar to their tech counterparts, stocks such as carpet maker Mohawk and industrial gases supplier Praxair advanced sharply from their market lows in the spring. Having a defensive, stable-growth component also paid off for us. Given that many of these perceived "safe" stocks seemed to have run their course, I was careful to select only those stocks that I felt had upside potential as a result of specific catalysts. Good examples are Microsoft and Philip Morris, which benefited from a new product cycle and waning tobacco litigation concerns, respectively. On the down side, I was disappointed with the results of our financial holdings. Underweighting banks hurt us during a period of falling interest rates, as did prematurely overweighting brokers such as Charles Schwab and diversified financials, such as American Express. Owning underperformers in health care, particularly drug stock Schering-Plough, also hurt us.

Q. Turning to you, Ford, what drove the fund's investment-grade bond holdings?

F.O. Declining short-term interest rates and a steepening yield curve translated into strong fixed-income returns during the past year. Favorable security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key, as yield spreads tightened significantly relative to government issues, rebounding from historically wide levels despite having to absorb a record amount of supply. By focusing on the intermediate part of the yield curve, we were able to capitalize on the spread tightening and positive price performance that was concentrated in this section of the curve. Moreover, the fund benefited from the sizable yield advantage it had over Treasuries, as well as by pulling back our corporate weighting during the summer as they continued to rally. We also improved the credit quality and further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates. This move helped us, as these securities bounced back strongly late in the period.

Q. What's your outlook, John?

J.A. The issue I'm grappling with now is that equity valuations seem to be pricing in a perfect economic recovery, which never happens. While I remain tilted toward offense and maintain a bias toward cyclicals, I'm being extremely disciplined and, to lock in gains, I've been trimming stocks that are up a lot and look expensive. I began to do this toward the end of the period with some of our semiconductor holdings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Note to shareholders: Effective February 6, 2002, Louis Salemy became Lead Portfolio Manager of Balanced Portfolio.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of December 31, 2001, more than $306 million

Manager: John Avery, since 1998, and Ford O'Neil, since October 2001; John Avery joined Fidelity in 1995; Ford O'Neil joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 54.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Delphi Automotive Systems Corp.	29,300	$ 400,238
TRW, Inc.	9,100	337,064
		737,302
Automobiles - 0.1%
Ford Motor Co.	24,600	386,712
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	12,800	473,728
McDonald's Corp.	12,700	336,169
		809,897
Household Durables - 1.0%
Black & Decker Corp.	14,300	539,539
Maytag Corp.	14,900	462,347
Mohawk Industries, Inc. (a)	21,900	1,201,872
Whirlpool Corp.	10,400	762,632
		2,966,390
Media - 2.9%
AOL Time Warner, Inc. (a)	49,512	1,589,335
Clear Channel Communications, Inc. (a)	17,200	875,652
Liberty Media Corp. Class A (a)	45,700	639,800
McGraw-Hill Companies, Inc.	24,900	1,518,402
NTL, Inc. warrants 10/14/08 (a)	199	2
Omnicom Group, Inc.	16,500	1,474,275
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	0
Viacom, Inc. Class B (non-vtg.) (a)	48,611	2,146,158
Walt Disney Co.	28,100	582,232
		8,825,856
Multiline Retail - 2.5%
Costco Wholesale Corp. (a)	21,400	949,732
Dillard's, Inc. Class A	31,200	499,200
Federated Department Stores, Inc. (a)	13,400	548,060
JCPenney Co., Inc.	22,900	616,010
Target Corp.	19,100	784,055
Wal-Mart Stores, Inc.	77,200	4,442,860
		7,839,917
Specialty Retail - 1.7%
Best Buy Co., Inc. (a)	6,300	469,224
Gap, Inc.	27,200	379,168
Home Depot, Inc.	38,750	1,976,638
Lowe's Companies, Inc.	31,200	1,447,992
Mothers Work, Inc. (a)(m)	3	28
Staples, Inc. (a)	52,400	979,880
		5,252,930
TOTAL CONSUMER DISCRETIONARY		26,819,004

	Shares	Value (Note 1)
CONSUMER STAPLES - 4.6%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	12,500	$ 565,125
PepsiCo, Inc.	30,700	1,494,783
The Coca-Cola Co.	32,000	1,508,800
		3,568,708
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	30,392	153,784
Food Products - 0.3%
Kraft Foods, Inc. Class A	14,300	486,629
Sara Lee Corp.	16,100	357,903
		844,532
Household Products - 0.8%
Colgate-Palmolive Co.	5,900	340,725
Kimberly-Clark Corp.	12,100	723,580
Procter & Gamble Co.	17,800	1,408,514
		2,472,819
Personal Products - 1.1%
Gillette Co.	100,100	3,343,340
Tobacco - 1.2%
Philip Morris Companies, Inc.	79,100	3,626,735
TOTAL CONSUMER STAPLES		14,009,918
ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	15,300	557,991
BJ Services Co. (a)	19,000	616,550
Diamond Offshore Drilling, Inc.	10,200	310,080
Nabors Industries, Inc. (a)	18,600	638,538
Schlumberger Ltd. (NY Shares)	9,300	511,035
		2,634,194
Oil & Gas - 2.0%
ChevronTexaco Corp.	14,700	1,317,267
Conoco, Inc.	24,700	699,010
Exxon Mobil Corp.	91,532	3,597,208
Royal Dutch Petroleum Co. (NY Shares)	11,000	539,220
		6,152,705
TOTAL ENERGY		8,786,899
FINANCIALS - 8.3%
Banks - 1.8%
Bank of America Corp.	35,600	2,241,020
FleetBoston Financial Corp.	19,700	719,050
Pacific Century Financial Corp.	46,200	1,196,118
U.S. Bancorp, Delaware	15,300	320,229
Wells Fargo & Co.	25,000	1,086,250
		5,562,667
Diversified Financials - 5.3%
American Express Co.	37,000	1,320,530
Bear Stearns Companies, Inc.	11,900	697,816
Charles Schwab Corp.	86,550	1,338,929
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Citigroup, Inc.	91,600	$ 4,623,968
Fannie Mae	20,500	1,629,750
Freddie Mac	14,100	922,140
Goldman Sachs Group, Inc.	7,400	686,350
Household International, Inc.	8,800	509,872
J.P. Morgan Chase & Co.	9,600	348,960
Merrill Lynch & Co., Inc.	42,300	2,204,676
Morgan Stanley Dean Witter & Co.	34,200	1,913,148
		16,196,139
Insurance - 1.2%
American International Group, Inc.	48,150	3,823,110
TOTAL FINANCIALS		25,581,916
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	20,900	1,179,596
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.	47,000	211,500
Becton, Dickinson & Co.	27,000	895,050
Biomet, Inc.	16,200	500,580
Guidant Corp. (a)	21,900	1,090,620
Medtronic, Inc.	20,900	1,070,289
St. Jude Medical, Inc. (a)	13,000	1,009,450
Viasys Healthcare, Inc. (a)	1,066	21,544
Zimmer Holdings, Inc. (a)	20,440	624,238
		5,423,271
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	9,000	581,940
McKesson Corp.	25,500	953,700
		1,535,640
Pharmaceuticals - 5.8%
Abbott Laboratories	13,800	769,350
Allergan, Inc.	12,300	923,115
American Home Products Corp.	44,900	2,755,064
Barr Laboratories, Inc. (a)	6,000	476,160
Bristol-Myers Squibb Co.	48,000	2,448,000
Eli Lilly & Co.	12,500	981,750
Johnson & Johnson	38,600	2,281,260
Merck & Co., Inc.	18,000	1,058,400
Pfizer, Inc.	105,300	4,196,205
Pharmacia Corp.	12,000	511,800
Schering-Plough Corp.	38,100	1,364,361
		17,765,465
TOTAL HEALTH CARE		25,903,972
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.1%
Boeing Co.	9,400	364,532

	Shares	Value (Note 1)
Building Products - 0.4%
Masco Corp.	43,700	$ 1,070,650
Electrical Equipment - 0.1%
Emerson Electric Co.	5,700	325,470
Industrial Conglomerates - 3.4%
General Electric Co.	161,400	6,468,912
Minnesota Mining & Manufacturing Co.	11,000	1,300,310
Tyco International Ltd.	42,170	2,483,813
		10,253,035
Machinery - 1.5%
Albany International Corp. Class A	20,700	449,190
Danaher Corp.	18,900	1,139,859
Eaton Corp.	10,000	744,100
Illinois Tool Works, Inc.	18,400	1,246,048
Ingersoll-Rand Co.	14,200	593,702
Milacron, Inc.	30,500	482,205
		4,655,104
Road & Rail - 0.3%
ANC Rental Corp. (a)	462	1
Norfolk Southern Corp.	16,000	293,280
Union Pacific Corp.	12,300	701,100
		994,381
TOTAL INDUSTRIALS		17,663,172
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.5%
Cisco Systems, Inc. (a)	57,900	1,048,569
Motorola, Inc.	34,300	515,186
		1,563,755
Computers & Peripherals - 1.1%
Dell Computer Corp. (a)	43,000	1,168,740
International Business Machines Corp.	18,900	2,286,144
		3,454,884
Electronic Equipment & Instruments - 1.4%
Agilent Technologies, Inc. (a)	20,700	590,157
Amphenol Corp. Class A (a)	10,800	518,940
Arrow Electronics, Inc. (a)	18,600	556,140
Avnet, Inc.	25,882	659,215
AVX Corp.	17,500	412,825
Insilco Corp. warrants 8/15/07 (a)	60	1
Millipore Corp.	9,300	564,510
Tektronix, Inc. (a)	14,100	363,498
Thermo Electron Corp.	7,300	174,178
Vishay Intertechnology, Inc. (a)	17,500	341,250
		4,180,714
Semiconductor Equipment & Products - 5.0%
Applied Materials, Inc. (a)	8,800	352,880
ASML Holding NV (NY Shares) (a)	27,800	473,990
Cypress Semiconductor Corp. (a)	23,000	458,390
Fairchild Semiconductor International, Inc. Class A (a)	46,200	1,302,840
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Helix Technology, Inc.	16,900	$ 381,095
Integrated Circuit Systems, Inc. (a)	26,000	587,340
Intel Corp.	91,100	2,865,095
Intersil Corp. Class A (a)	34,400	1,109,400
LAM Research Corp. (a)	26,200	608,364
LTX Corp. (a)	19,000	397,860
Micron Technology, Inc. (a)	48,200	1,494,200
National Semiconductor Corp. (a)	18,800	578,852
NVIDIA Corp. (a)	29,100	1,946,790
Photronics, Inc. (a)	15,300	479,655
Teradyne, Inc. (a)	70,800	2,133,912
		15,170,663
Software - 2.7%
Computer Associates International, Inc.	21,500	741,535
Microsoft Corp. (a)	115,400	7,645,250
		8,386,785
TOTAL INFORMATION TECHNOLOGY		32,756,801
MATERIALS - 2.5%
Chemicals - 1.3%
Dow Chemical Co.	27,900	942,462
E.I. du Pont de Nemours & Co.	23,504	999,155
Ecolab, Inc.	10,200	410,550
Praxair, Inc.	28,200	1,558,050
		3,910,217
Metals & Mining - 0.9%
Alcan, Inc.	22,600	811,504
Alcoa, Inc.	54,800	1,948,140
		2,759,644
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	229,163
International Paper Co.	19,400	782,790
		1,011,953
TOTAL MATERIALS		7,681,814
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T Corp.	57,804	1,048,565
BellSouth Corp.	64,600	2,464,490
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	102
warrants 1/15/07 (CV ratio .6) (a)	50	18
McCaw International Ltd. warrants 4/16/07 (a)(g)	290	0
Ono Finance PLC rights 5/31/09 (a)(g)	210	420

	Shares	Value (Note 1)
Qwest Communications International, Inc.	21,700	$ 306,621
SBC Communications, Inc.	59,770	2,341,191
Verizon Communications, Inc.	33,200	1,575,672
		7,737,079
TOTAL COMMON STOCKS (Cost $142,976,938)		166,940,575
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Lucent Technologies, Inc. $80.00 (g)	100	110,575
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
CSC Holdings, Inc. Series M, $11.125	5,466	583,496
PRIMEDIA, Inc. Series F, $9.20	4,135	198,480
		781,976
FINANCIALS - 0.1%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	47,588
Real Estate - 0.1%
California Federal Preferred Capital Corp. Series A, $2.2812	8,000	198,000
TOTAL FINANCIALS		245,588
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $78.75	255	259,295
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,286,859
TOTAL PREFERRED STOCKS (Cost $1,479,751)		1,397,434
Corporate Bonds - 15.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (g)	Baa2	$ 170,000	190,205
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	330,000	175,725
			365,930
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (g)	-	$ 50,000	$ 58,250
TOTAL INFORMATION TECHNOLOGY			424,180
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	120,760
TOTAL CONVERTIBLE BONDS			544,940
Nonconvertible Bonds - 14.9%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.1%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	40,000	34,800
Meritor Automotive, Inc. 6.8% 2/15/09	Baa3	200,000	184,000
			218,800
Hotels, Restaurants & Leisure - 0.7%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	178,500
Alliance Gaming Corp. 10% 8/1/07	B3	100,000	104,000
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	230,000	234,600
Extended Stay America, Inc. 9.875% 6/15/11	B2	95,000	97,850
HMH Properties, Inc. 7.875% 8/1/08	Ba3	100,000	92,000
International Game Technology:
7.875% 5/15/04	Ba1	30,000	30,975
8.375% 5/15/09	Ba1	205,000	215,250
ITT Corp. 6.75% 11/15/05	Ba1	60,000	57,600
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	90,000	82,800
MGM Mirage, Inc. 8.375% 2/1/11	Ba1	180,000	176,850
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	210,000	203,700
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	40,000	32,400
Six Flags, Inc. 9.5% 2/1/09	B3	170,000	172,550
Station Casinos, Inc. 8.375% 2/15/08	Ba3	100,000	102,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	$ 150,000	$ 157,125
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	100,000	101,500
			2,039,700
Household Durables - 0.1%
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	150,000	150,000
KB Home 8.625% 12/15/08	Ba3	60,000	60,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	160,000	164,800
			374,800
Leisure Equipment & Products - 0.1%
Hasbro, Inc. 5.6% 11/1/05	Ba3	150,000	139,500
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	190,000	182,400
Adelphia Communications Corp.:
10.25% 11/1/06	B2	30,000	30,300
10.25% 6/15/11	B2	280,000	277,200
10.875% 10/1/10	B2	230,000	234,025
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	671,327
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	485,000	341,925
8.25% 4/1/07	B2	180,000	172,800
10.75% 10/1/09	B2	70,000	73,500
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	115,000	126,262
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	460,000	105,800
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	161,000	140,070
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	519,890
News America, Inc. 7.28% 6/30/28	Baa3	200,000	186,234
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	220,000	226,600
NTL, Inc. 0% 4/1/08 (e)	B3	260,000	70,200
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	168,300
Pegasus Satellite Communications, Inc. 0% 3/1/07 (e)	Caa1	200,000	116,000
Quebecor Media, Inc. 11.125% 7/15/11	B2	120,000	127,200
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc. 8.875% 7/1/11	B3	$ 220,000	$ 228,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	70,000	65,800
Telewest PLC yankee 11% 10/1/07	B2	435,000	308,850
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	169,677
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	1,017,699
UIH Australia/Pacific, Inc.:
14% 5/15/06 (d)	Ca	380,000	19,000
14% 5/15/06 (d)	Ca	30,000	1,500
Yell Finance BV 0% 8/1/11 (e)	B2	130,000	76,700
			5,658,059
Multiline Retail - 0.2%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	17,800
6.5% 6/15/02	Ba2	100,000	99,250
6.9% 8/15/26	Ba2	50,000	49,000
7.375% 6/15/04	Ba2	20,000	19,400
7.375% 8/15/08	Ba2	35,000	33,775
7.4% 4/1/37	Ba2	20,000	19,500
7.6% 4/1/07	Ba2	10,000	9,800
7.95% 4/1/17	Ba2	15,000	13,275
Kmart Corp. 12.5% 3/1/05	Ba2	280,000	260,400
			522,200
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (g)	Ba2	110,000	112,200
Textiles & Apparel - 0.0%
The William Carter Co. 10.875% 8/15/11 (g)	B3	100,000	105,500
TOTAL CONSUMER DISCRETIONARY			9,170,759
CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	220,000	224,400
Cott Corp. yankee 9.375% 7/1/05	-	180,000	181,800
			406,200
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	300,000	316,848
Kroger Co. 8.05% 2/1/10	Baa3	225,000	246,020

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Rite Aid Corp.:
11.25% 7/1/08	Caa2	$ 40,000	$ 38,000
12.5% 9/15/06	B-	215,000	220,913
			821,781
Food Products - 0.1%
Dean Foods Co.:
6.625% 5/15/09	Baa2	40,000	36,000
6.75% 6/15/05	Baa2	50,000	49,750
8.15% 8/1/07	Baa2	130,000	127,400
			213,150
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,471
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	500,000	524,740
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	206,028
			730,768
TOTAL CONSUMER STAPLES			2,216,370
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	150,000	147,314
Chesapeake Energy Corp. 8.125% 4/1/11	B1	360,000	347,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	210,000	193,200
10% 11/1/08 (g)	Ba3	180,000	189,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	194,757
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	150,000	152,250
			1,223,921
FINANCIALS - 5.0%
Banks - 1.0%
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	494,650
BankBoston Corp. 6.625% 2/1/04	A2	200,000	210,220
Barclays Bank PLC yankee 8.55% 9/29/49 (f)(g)	Aa2	145,000	161,540
Capital One Bank 6.375% 2/15/03	Baa2	250,000	253,930
First Union Corp. 7.55% 8/18/05	A1	715,000	775,089
FleetBoston Financial Corp. 7.25% 9/15/05	A1	275,000	295,980
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	176,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 80,000	$ 84,426
7.375% 9/17/04	Baa2	160,000	170,333
MBNA Corp. 6.34% 6/2/03	Baa2	100,000	101,171
PNC Funding Corp. 5.75% 8/1/06	A2	155,000	157,248
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (j)	Aa3	145,000	146,821
8.817% 3/31/49	A1	120,000	130,056
			3,158,162
Diversified Financials - 3.4%
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	250,000	249,665
Alliance Capital Management LP 5.625% 8/15/06	A2	150,000	149,595
American Gen. Finance Corp. 5.875% 7/14/06	A1	500,000	516,850
Amvescap PLC yankee 6.6% 5/15/05	A2	100,000	102,948
Armkel Finance, Inc. 9.5% 8/15/09 (g)	B2	230,000	242,650
Associates Corp. of North America 6% 7/15/05	Aa1	250,000	258,188
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	300,000	313,767
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	212,688
CanWest Media, Inc. 10.625% 5/15/11	B2	225,000	238,500
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	187,990
Citigroup, Inc. 7.25% 10/1/10	Aa2	400,000	429,052
Conoco Funding Co.:
6.35% 10/15/11	Baa1	170,000	172,191
7.25% 10/15/31	Baa1	125,000	131,710
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	55,000	56,374
5.25% 6/15/04	A3	25,000	25,477
5.5% 8/1/06	A3	170,000	169,573
6.85% 6/15/04	A3	245,000	257,561

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	$ 170,000	$ 172,506
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,266
Devon Financing Corp. ULC 6.875% 9/30/11 (g)	Baa2	250,000	243,655
Ford Motor Credit Co.:
6.5% 1/25/07	A2	190,000	185,687
6.875% 2/1/06	A2	150,000	149,948
7.375% 10/28/09	A2	650,000	641,732
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	220,000	224,299
6.75% 1/15/06	A2	80,000	81,026
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	200,000	208,478
Household Finance Corp.:
6.5% 1/24/06	A2	75,000	77,107
8% 5/9/05	A2	75,000	80,693
HSBC Capital Funding LP 9.547% 12/31/49 (f)(g)	A1	200,000	230,990
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	382,200
J.P. Morgan Chase & Co. 6.75% 2/1/11	A1	185,000	189,636
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	150,000	156,360
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	145,138
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	207,328
7.875% 11/15/10	Baa2	315,000	325,776
Popular North America, Inc. 6.125% 10/15/06	A3	220,000	212,916
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	190,000	167,200
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	200,000	204,364
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	250,000	254,143
Sprint Capital Corp. 6.875% 11/15/28	Baa1	390,000	356,729
Stone Container Finance Co. yankee 11.5% 8/15/06 (g)	B2	150,000	161,250
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	200,077
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	102,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	156,893
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	$ 300,000	$ 333,102
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	213,156
			10,400,434
Insurance - 0.2%
MetLife, Inc. 6.125% 12/1/11	A1	130,000	128,755
The Chubb Corp. 6.8% 11/15/31	Aa3	300,000	293,550
			422,305
Real Estate - 0.4%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	15,000	15,423
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	100,000	101,365
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	523,290
EOP Operating LP 6.625% 2/15/05	Baa1	200,000	207,284
ERP Operating LP 7.1% 6/23/04	A3	200,000	209,834
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	152,675
ProLogis Trust 6.7% 4/15/04	Baa1	55,000	56,760
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	60,000	60,600
			1,327,231
TOTAL FINANCIALS			15,308,132
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
ALARIS Medical, Inc. 11.625% 12/1/06 (g)	B2	160,000	172,800
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	230,000	238,050
DaVita, Inc. 9.25% 4/15/11	B2	205,000	217,300
HCA, Inc. 7.125% 6/1/06	Ba1	180,000	183,150
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	17,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
6.5% 3/15/08	B1	$ 140,000	$ 121,800
Unilab Corp. 12.75% 10/1/09	B3	46,000	53,360
			830,860
TOTAL HEALTH CARE			1,003,660
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Raytheon Co. 8.2% 3/1/06	Baa3	500,000	543,085
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	70,000	60,401
7.73% 9/15/12	Ba2	22,860	16,954
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	70,000	68,711
7.92% 5/18/12	Baa1	50,000	46,999
			193,065
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	360,000	360,000
Commercial Services & Supplies - 0.0%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	37,600
Iron Mountain, Inc. 8.75% 9/30/09	B2	130,000	133,900
			171,500
Machinery - 0.1%
Case Corp. 7.25% 1/15/16	Ba2	100,000	71,500
Terex Corp. 9.25% 7/15/11 (g)	B2	50,000	50,000
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	250,000	238,998
			360,498
Marine - 0.0%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	100,000	102,500
8.875% 7/15/11	Ba2	50,000	51,250
			153,750
Road & Rail - 0.2%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	500,800
TOTAL INDUSTRIALS			2,282,698
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11 (g)	A3	$ 225,000	$ 227,448
SpectraSite Holdings, Inc. 12.5% 11/15/10	B3	170,000	86,700
			314,148
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	120,000	118,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	100,000	105,500
			223,700
Office Electronics - 0.1%
Xerox Corp. 7.2% 4/1/16	A2	280,000	224,000
TOTAL INFORMATION TECHNOLOGY			761,848
MATERIALS - 0.5%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	30,000	31,350
IMC Global, Inc. 10.875% 6/1/08	Ba1	110,000	117,150
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	325,000
Sterling Chemicals, Inc. 12.375% 7/15/06 (d)	-	100,000	84,000
			557,500
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	170,000	180,200
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	10,000	9,400
7.35% 5/15/08	B3	190,000	170,050
Sealed Air Corp.:
6.95% 5/15/09 (g)	Baa3	200,000	190,000
8.75% 7/1/08 (g)	Baa3	50,000	49,500
			599,150
Metals & Mining - 0.1%
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	30,000	31,050
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	109,000	116,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	185,000	178,525
			326,478
TOTAL MATERIALS			1,483,128

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 1.9%
American Cellular Corp. 9.5% 10/15/09	B2	$ 190,000	$ 185,250
AT&T Corp.:
6.5% 3/15/29	A3	575,000	502,280
8% 11/15/31 (g)	A3	100,000	103,226
British Telecommunications PLC:
8.375% 12/15/10	Baa1	100,000	110,486
8.875% 12/15/30	Baa1	250,000	286,885
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	A2	700,000	764,358
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	175,207
9% 8/15/31 (g)	Baa2	105,000	114,579
Hyperion Telecommunications, Inc. 12% 11/1/07	C	190,000	1,900
Insight Midwest LP/Insight Capital, Inc. 9.75% 10/1/09	B1	150,000	156,750
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	457,000	461,447
NTL Communications Corp. 11.5% 10/1/08	B3	60,000	18,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	193,450
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	522,031
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	222,600
Telefonica Europe BV 8.25% 9/15/30	A2	465,000	507,259
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	450,000	471,375
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	114,524
TELUS Corp. yankee 7.5% 6/1/07	Baa2	670,000	697,396
Triton PCS, Inc. 9.375% 2/1/11	B3	300,000	309,750
			5,919,353
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1	150,000	113,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	890,000	925,600
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	211,000	139,260
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	$ 600,000	$ 423,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	171,200
			1,772,310
TOTAL TELECOMMUNICATION SERVICES			7,691,663
UTILITIES - 1.6%
Electric Utilities - 1.1%
AES Corp.:
8% 12/31/08	Ba1	405,000	336,150
9.375% 9/15/10	Ba1	185,000	161,875
9.5% 6/1/09	Ba1	20,000	17,600
Avon Energy Partners Holdings 6.46% 3/4/08 (g)	Baa2	300,000	290,667
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Detroit Edison Co. 6.125% 10/1/10	A3	165,000	161,522
FirstEnergy Corp. 6.45% 11/15/11	Baa2	150,000	145,596
Hydro-Quebec 6.3% 5/11/11	A1	700,000	711,970
Illinois Power Co. 7.5% 6/15/09	Baa2	150,000	143,094
Israel Electric Corp. Ltd. 7.75% 12/15/27 (g)	A3	545,000	495,852
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	81,767
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	153,600
6.25% 3/1/04	B3	60,000	57,600
6.75% 10/1/23	B3	170,000	163,200
Southern California Edison Co. 8.95% 11/3/03 (d)	Caa2	200,000	202,000
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	39,303
			3,379,596
Gas Utilities - 0.4%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	70,000	70,994
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	197,219
7.625% 11/15/10	A3	135,000	146,602

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	$ 500,000	$ 521,530
Sempra Energy 7.95% 3/1/10	A2	95,000	97,321
			1,033,666
Multi-Utilities - 0.1%
Enron Corp. 7.375% 5/15/19 (d)	Ca	110,000	20,900
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	110,000	114,400
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	170,000	167,280
7.5% 1/15/31	Baa2	70,000	67,784
			370,364
TOTAL UTILITIES			4,783,626
TOTAL NONCONVERTIBLE BONDS			45,925,805
TOTAL CORPORATE BONDS (Cost $46,850,167)			46,470,745
U.S. Government and Government Agency Obligations - 7.0%

U.S. Government Agency Obligations - 1.3%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	539,688
5.5% 5/2/06	Aa2	350,000	356,780
6.25% 2/1/11	Aa2	165,000	167,604
7.125% 6/15/10	Aaa	320,000	350,899
7.25% 5/15/30	Aaa	1,383,000	1,547,367
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	712,796
6.75% 3/15/31	Aaa	400,000	424,188
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	2,483	2,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,101,866
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (i)	-	1,000,000	999,955
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	530,000	560,973
11.25% 2/15/15	Aaa	845,000	1,296,416
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	280,000	269,850
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.625% 8/31/03	Aaa	$ 500,000	$ 506,955
4.75% 11/15/08	Aaa	80,000	79,650
5% 8/15/11	Aaa	1,410,000	1,405,587
5.75% 11/30/02	Aaa	5,680,000	5,870,791
5.75% 11/15/05	Aaa	5,800,000	6,125,322
6.5% 10/15/06	Aaa	220,000	239,250
TOTAL U.S. TREASURY OBLIGATIONS			17,354,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $21,296,930)			21,456,615
U.S. Government Agency - Mortgage Securities - 9.9%

Fannie Mae - 6.6%
5.5% 2/1/11 to 11/1/16	Aaa	406,587	401,271
6% 4/1/09 to 1/1/29	Aaa	1,451,995	1,441,196
6% 1/1/31 (h)	Aaa	4,993,986	4,886,303
6.5% 11/1/25 to 11/1/31	Aaa	9,462,821	9,480,447
7% 12/1/24 to 2/1/28	Aaa	926,385	946,962
7.5% 5/1/15 to 8/1/28	Aaa	2,428,274	2,519,208
8% 1/1/26	Aaa	555,077	585,956
TOTAL FANNIE MAE			20,261,343
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	235,256	244,003
Government National Mortgage Association - 3.2%
6.5% 10/15/27 to 8/15/28	Aaa	4,094,176	4,110,378
7% 1/15/28 to 7/15/31	Aaa	1,303,397	1,331,414
7% 1/1/31 (h)	Aaa	900,000	918,281
7% 1/1/32 (h)	Aaa	2,613,209	2,666,290
7.5% 6/15/27 to 3/15/28	Aaa	769,414	797,711
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			9,824,074
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,996,940)			30,329,420
Asset-Backed Securities - 1.3%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust:
2.43% 12/15/08 (j)	A1	$ 200,000	$ 198,906
6.1% 12/15/06	A1	200,000	208,853
Capital One Master Trust:
2.45% 4/16/07 (j)	A2	200,000	199,694
5.45% 3/16/09	Aaa	400,000	404,563
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	65,000	66,033
5.07% 2/15/08	Aaa	430,000	434,166
Discover Card Master Trust I 5.75% 12/15/08	Aaa	600,000	615,839
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	100,000	102,488
5.71% 9/15/05	A2	90,000	92,760
7.03% 11/15/03	Aaa	145,000	147,039
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	270,000	275,611
5.09% 10/18/06	Aaa	145,000	147,764
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	205,570
Sears Credit Account Master Trust II:
4.12% 6/16/08 (j)	A1	200,000	198,781
6.75% 9/16/09	Aaa	365,000	387,698
7.5% 11/15/07	A2	200,000	211,813
TOTAL ASSET-BACKED SECURITIES (Cost $3,805,071)			3,897,578
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (g)(j)	A1	417,882	416,576
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	536,627
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	223,060
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	538,133
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	$ 500,000	$ 520,313
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (g)(j)	Baa3	500,000	470,625
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (g)(j)(k)	Aaa	4,900,000	198,297
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	500,000	511,406
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,334,768)			3,415,037
Foreign Government and Government Agency Obligations (l) - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	160,000	163,760
Malaysian Government yankee 8.75% 6/1/09	Baa2	50,000	56,124
Ontario Province 6% 2/21/06	Aa3	200,000	208,976
Quebec Province:
yankee 7.125% 2/9/24	A1	30,000	31,812
7.5% 9/15/29	A1	530,000	580,668
United Mexican States:
8.5% 2/1/06	Baa3	175,000	187,425
9.875% 2/1/10	Baa3	200,000	223,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,432,482)			1,451,765
Floating Rate Loans - 0.1%

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (j)	Ba3	157,094	155,523
Tranche C term loan 4.9194% 7/21/07 (j)	Ba3	188,513	186,628
TOTAL FLOATING RATE LOANS (Cost $330,059)			342,151
Money Market Funds - 12.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	39,506,837	$ 39,506,837
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	95,495	95,495
TOTAL MONEY MARKET FUNDS (Cost $39,602,332)		39,602,332
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $291,105,438)	315,303,652
NET OTHER ASSETS - (2.8)%	(8,443,388)
NET ASSETS - 100%	$ 306,860,264
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
41 S&P 500 Index Contracts	March 2002	$ 11,779,300	$ 316,479
The face value of futures purchased as a percentage of net assets - 3.8%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,756,484 or 2.2% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,955.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(l) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	23.2%	AAA, AA, A	21.4%
Baa	4.8%	BBB	5.2%
Ba	2.3%	BB	2.4%
B	2.7%	B	2.7%
Caa	0.3%	CCC	0.4%
Ca, C	0.1%	CC, C	0.1%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment securities.

Purchases and sales of securities, other than short-term securities, aggregated $352,572,860 and $336,440,393, respectively, of which long-term U.S. government and government agency obligations aggregated $176,940,330 and $188,453,572, respectively.

The market value of futures contracts opened and closed during the period amounted to $61,533,184 and $48,154,406, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,903 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28 or 0% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $342,151 or 0.1% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $292,566,567. Net unrealized appreciation aggregated $22,737,085, of which $32,292,873 related to appreciated investment securities and $9,555,788 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $12,626,000 of which $1,350,000 and $11,276,000 will expire on December 31, 2008 and 2009, respectively.

Balanced Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $95,495) (cost $291,105,438) - See accompanying schedule		$ 315,303,652
Cash		158,195
Receivable for investments sold		469,698
Receivable for fund shares sold		268,646
Dividends receivable		176,859
Interest receivable		1,337,360
Other receivables		174
Total assets		317,714,584
Liabilities
Payable for investments purchased Regular delivery	$ 1,921,344
Delayed delivery	8,443,621
Payable for fund shares redeemed	110,657
Accrued management fee	109,156
Distribution fees payable	5,535
Payable for daily variation on futures contracts	103,525
Other payables and accrued expenses	64,987
Collateral on securities loaned, at value	95,495
Total liabilities		10,854,320
Net Assets		$ 306,860,264
Net Assets consist of:
Paid in capital		$ 288,118,908
Undistributed net investment income		8,952,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,725,666)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,514,169
Net Assets		$ 306,860,264
Initial Class: Net Asset Value, offering price and redemption price per share ($264,608,053 ÷ 19,290,852 shares)		$13.72
Service Class: Net Asset Value, offering price and redemption price per share ($25,454,620 ÷ 1,862,877 shares)		$13.66
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,797,591 ÷ 1,234,178 shares)		$13.61

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 2,046,364
Interest		8,556,652
Security lending		2,474
Total income		10,605,490
Expenses
Management fee	$ 1,239,932
Transfer agent fees	197,296
Distribution fees	52,794
Accounting and security lending fees	113,867
Non-interested trustees' compensation	986
Custodian fees and expenses	25,031
Audit	30,498
Legal	2,243
Miscellaneous	30,282
Total expenses before reductions	1,692,929
Expense reductions	(39,926)	1,653,003
Net investment income		8,952,487
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(9,355,839)
Foreign currency transactions	(81)
Futures contracts	(1,915,957)	(11,271,877)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,338,941)
Assets and liabilities in foreign currencies	(134)
Futures contracts	316,479	(2,022,596)
Net gain (loss)		(13,294,473)
Net increase (decrease) in net assets resulting from operations		$ (4,341,986)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,952,487	$ 9,644,723
Net realized gain (loss)	(11,271,877)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(2,022,596)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(4,341,986)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	38,243,415	(37,111,951)
Total increase (decrease) in net assets	23,698,572	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $8,952,853 and $9,715,285, respectively)	$ 306,860,264	$ 283,161,692
Other Information:	Year ended December 31, 2001		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	4,491,272	$ 61,013,674	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(3,194,837)	(43,357,523)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,933,408	$ 26,707,539	(2,977,247)	$ (45,320,343)
Service Class Sold	478,642	$ 6,436,065	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(597,940)	(8,040,756)	(236,923)	(3,533,009)
Net increase (decrease)	(52,520)	$ (658,450)	218,540	$ 3,254,680
Service Class 2 A Sold	997,411	$ 13,467,721	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(111,657)	(1,478,623)	(1,490)	(22,328)
Net increase (decrease)	900,278	$ 12,194,326	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Income from Investment Operations
Net investment income E	.42	.48	.45	.44	.44
Net realized and unrealized gain (loss)	(.63)	(1.15)	.24	2.00	2.22
Total from investment operations	(.21)	(.67)	.69	2.44	2.66
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)
Net asset value, end of period	$ 13.72	$ 14.45	$ 16.00	$ 16.11	$ 14.58
Total Return C, D	(1.58)%	(4.30)%	4.55%	17.64%	22.18%
Ratios to Average Net Assets G
Expenses before expense reductions	.57%	.58%	.57%	.59%	.61%
Expenses net of voluntary waivers, if any	.57%	.58%	.57%	.59%	.61%
Expenses net of all reductions	.55%	.56%	.55%	.58%	.60%
Net investment income	3.11%	3.18%	2.87%	2.94%	3.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,608	$ 250,802	$ 325,371	$ 307,681	$ 214,538
Portfolio turnover rate	126%	126%	108%	94%	98%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income E	.41	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.64)	(1.14)	.24	1.98	.35
Total from investment operations	(.23)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.66	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C, D	(1.72)%	(4.38)%	4.43%	17.27%	3.04%
Ratios to Average Net Assets G
Expenses before expense reductions	.67%	.68%	.67%	.70%	.71% A
Expenses net of voluntary waivers, if any	.67%	.68%	.67%	.70%	.71% A
Expenses net of all reductions	.65%	.66%	.66%	.69%	.71% A
Net investment income	3.01%	3.08%	2.77%	2.79%	3.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,455	$ 27,563	$ 27,054	$ 9,562	$ 10
Portfolio turnover rate	126%	126%	108%	94%	98%
Selected Per-Share Data

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income E	.38	.40
Net realized and unrealized gain (loss)	(.63)	(.75)
Total from investment operations	(.25)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.61	$ 14.37
Total Return B, C, D	(1.87)%	(2.37)%
Ratios to Average Net Assets G
Expenses before expense reductions	.83%	.85% A
Expenses net of voluntary waivers, if any	.83%	.85% A
Expenses net of all reductions	.81%	.83% A
Net investment income	2.85%	2.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,798	$ 4,797
Portfolio turnover rate	126%	126%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth & Income - Service Class 2	-9.01%	9.93%	9.70%
S&P 500®	-11.89%	10.70%	10.30%
Variable Annuity Growth & Income Funds Average	-7.19%	8.78%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $15,893 - a 58.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,336 - a 63.36% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	4.4
Morgan Stanley Dean Witter & Co.	3.9
Gillette Co.	3.6
General Electric Co.	3.5
EchoStar Communications Corp. Class A	3.4
18.8
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Consumer Discretionary	22.5
Financials	17.4
Consumer Staples	11.6
Industrials	11.1
Telecommunication Services	7.6
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks and Equity Futures	87.7%
Bonds	2.8%
Short-Term Investments and Net Other Assets	9.5%

* Foreign investments 0.8%

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Louis Salemy,
Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the 12 months ending December 31, 2001, the fund beat the -11.89% return of the Standard & Poor's 500 Index while trailing the -7.19% mark of the Lipper variable annuity growth & income funds average.

Q. Why did the fund outperform the index but lag the Lipper average during the period?

A. Underweighting technology and health care helped the fund outperform the S&P 500. Although underweighting technology hurt the fund's comparative performance during the relatively strong second and fourth quarters, it was a positive influence for the period overall because of the extremely weak first and third quarters, the latter of which included the downdraft resulting from the September 11 terrorist attacks. In the health care sector, drug stocks languished for most of 2001 because of a lull in new product development and branded drugs' rapid loss of market share to generics. Underweighting pharmaceutical stocks, therefore, proved to be timely. Finally, carrying roughly 10% of the fund's assets in cash in a weak market environment was beneficial to relative performance. The fund trailed the peer group average mainly because value outperformed growth during the period, and my peers tended to carry a heavier weighting in value stocks than I did.

Q. Why did you remain defensively positioned during the strong fourth-quarter rally?

A. I think a lot of investors bought stocks in the fourth quarter mainly because of one factor - the Federal Reserve Board. The Fed, which cut short-term interest rates a record 11 times in 2001, was particularly aggressive following the September 11 tragedy. Historically, repeated cuts in interest rates have usually resulted in a stronger economy and higher stock prices. However, falling interest rates tend to have the most direct impact on consumer spending, which remained fairly strong during the period. The current recession, on the other hand, was triggered by a drop in corporate capital spending caused by a prior overbuilding spree in telecommunications and other industries. I believed that no matter how low rates went, it would take more time to work those excesses out of the system.

Q. What stocks did well for the fund?

A. Microsoft contributed the most positively to performance. The stock had sold off sharply toward the end of 2000 and rebounded during the period, as investors looked for stocks with reliable earnings in a weakening economy. In addition, the outlook for Microsoft brightened when a federal appeals court overturned a lower court's ruling that the company must be split in two as a remedy for its anticompetitive practices. Finally, the stock was helped by new product cycles for Microsoft's Windows operating system and Office software suite, as well as the introduction of its Xbox video game console. Another holding that performed well, Gillette, attracted investors' interest partly because it's in a sector considered to offer stable earnings growth. I also timed my purchases well, so Gillette helped performance even though it advanced only marginally during the period. Moreover, investors reacted positively to recently appointed CEO Jim Kilts' stated goals of refocusing the company on its core businesses and driving return on invested capital higher.

Q. What stocks detracted from performance?

A. Cisco Systems was the biggest detractor. Throughout the 1990s, the stock had offered extremely reliable earnings growth, but substantial earnings shortfalls in 2001 drove the stock sharply lower, especially in the first half of the period. Wireless telephone service provider Nextel Communications was another detractor. Continued strong growth in wireless subscribers could not offset the negative impact of the company's weak cash flow and balance sheet position. In the brokerage group, I expected Morgan Stanley and Merrill Lynch to benefit from falling interest rates, but the stocks were hurt by a slowdown in initial public offerings, fewer mergers and acquisitions and overall weak economic activity.

Q. What's your outlook, Louis?

A. Given the market's strong fourth-quarter rally, I think that stocks might be vulnerable to a correction in the near term. I plan to continue with a cautious approach, emphasizing stocks with strong balance sheets and cash flows, solid management teams and a history of stable earnings growth. Eventually, there should come a time to be more aggressive, but I think that the "throw caution to the winds" approach of many investors in the fourth quarter could be premature.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of December 31, 2001, more than
$1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

3

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.9%
Automobiles - 0.3%
Ford Motor Co.	225,500	$ 3,544,860
Hotels, Restaurants & Leisure - 0.7%
McDonald's Corp.	128,700	3,406,689
Starwood Hotels & Resorts Worldwide, Inc. unit	187,200	5,587,920
		8,994,609
Media - 14.3%
Adelphia Communications Corp. Class A (a)	180,200	5,618,636
AOL Time Warner, Inc. (a)	89,700	2,879,370
Comcast Corp. Class A (special) (a)	286,300	10,306,800
E.W. Scripps Co. Class A	68,700	4,534,200
EchoStar Communications Corp. Class A (a)	1,543,200	42,391,704
Gannett Co., Inc.	148,200	9,963,486
General Motors Corp. Class H (a)	906,500	14,005,425
Knight-Ridder, Inc.	152,100	9,875,853
Liberty Media Corp. Class A (a)	506,300	7,088,200
LodgeNet Entertainment Corp. (a)	42,900	733,161
Omnicom Group, Inc.	367,400	32,827,190
Pegasus Communications Corp. Class A (a)	1,351,200	14,065,992
The New York Times Co. Class A	97,500	4,216,875
Viacom, Inc. Class B (non-vtg.) (a)	143,592	6,339,604
Walt Disney Co.	649,100	13,449,352
		178,295,848
Multiline Retail - 3.9%
Kohls Corp. (a)	198,900	14,010,516
Wal-Mart Stores, Inc.	608,700	35,030,685
		49,041,201
Specialty Retail - 1.2%
Home Depot, Inc.	297,500	15,175,475
Textiles & Apparel - 0.5%
Liz Claiborne, Inc.	138,900	6,910,275
TOTAL CONSUMER DISCRETIONARY		261,962,268
CONSUMER STAPLES - 11.6%
Beverages - 1.2%
The Coca-Cola Co.	312,100	14,715,515
Food & Drug Retailing - 1.4%
Kroger Co. (a)	196,600	4,103,042
Walgreen Co.	388,500	13,076,910
		17,179,952
Food Products - 0.9%
McCormick & Co., Inc. (non-vtg.)	92,800	3,894,816
Unilever NV (NY Shares)	127,200	7,327,992
		11,222,808

	Shares	Value (Note 1)
Household Products - 1.9%
Colgate-Palmolive Co.	209,100	$ 12,075,525
Kimberly-Clark Corp.	202,100	12,085,580
		24,161,105
Personal Products - 3.6%
Gillette Co.	1,345,200	44,929,680
Tobacco - 2.6%
Philip Morris Companies, Inc.	720,360	33,028,506
TOTAL CONSUMER STAPLES		145,237,566
ENERGY - 2.7%
Oil & Gas - 2.7%
Exxon Mobil Corp.	851,056	33,446,501
FINANCIALS - 17.4%
Banks - 0.9%
Bank One Corp.	153,700	6,001,985
Wells Fargo & Co.	126,400	5,492,080
		11,494,065
Diversified Financials - 13.5%
Fannie Mae	450,100	35,782,950
Freddie Mac	592,332	38,738,513
Goldman Sachs Group, Inc.	161,500	14,979,125
Merrill Lynch & Co., Inc.	589,800	30,740,376
Morgan Stanley Dean Witter & Co.	880,800	49,271,952
		169,512,916
Insurance - 1.9%
American International Group, Inc.	293,605	23,312,237
Real Estate - 1.1%
Equity Office Properties Trust	221,600	6,665,728
Equity Residential Properties Trust (SBI)	229,800	6,597,558
		13,263,286
TOTAL FINANCIALS		217,582,504
HEALTH CARE - 7.3%
Biotechnology - 2.5%
Amgen, Inc. (a)	560,900	31,657,196
Pharmaceuticals - 4.8%
Allergan, Inc.	109,200	8,195,460
Bristol-Myers Squibb Co.	207,800	10,597,800
Merck & Co., Inc.	85,500	5,027,400
Pfizer, Inc.	780,900	31,118,865
Schering-Plough Corp.	50,700	1,815,567
Teva Pharmaceutical Industries Ltd. sponsored ADR	49,900	3,075,337
		59,830,429
TOTAL HEALTH CARE		91,487,625
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Honeywell International, Inc.	208,300	$ 7,044,706
Lockheed Martin Corp.	189,600	8,848,632
Northrop Grumman Corp.	70,200	7,076,862
United Technologies Corp.	51,500	3,328,445
		26,298,645
Airlines - 0.8%
Mesaba Holdings, Inc. (a)	408,000	2,904,960
Southwest Airlines Co.	369,800	6,833,904
		9,738,864
Building Products - 0.8%
American Standard Companies, Inc. (a)	69,400	4,735,162
Masco Corp.	226,200	5,541,900
		10,277,062
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	242,600	13,714,178
Industrial Conglomerates - 3.5%
General Electric Co.	1,105,600	44,312,448
Machinery - 0.8%
Eaton Corp.	92,800	6,905,248
Kennametal, Inc.	76,032	3,061,809
		9,967,057
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	386,200	11,018,286
Union Pacific Corp.	245,000	13,965,000
		24,983,286
TOTAL INDUSTRIALS		139,291,540
INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	806,700	14,609,337
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	241,800	6,572,124
Sun Microsystems, Inc. (a)	387,000	4,760,100
		11,332,224
Software - 4.5%
Adobe Systems, Inc.	62,400	1,937,520
Microsoft Corp. (a)	823,100	54,530,375
		56,467,895
TOTAL INFORMATION TECHNOLOGY		82,409,456

	Shares	Value (Note 1)
MATERIALS - 0.5%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	152,100	$ 6,465,771
Containers & Packaging - 0.0%
Ball Corp.	3	212
TOTAL MATERIALS		6,465,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.3%
BellSouth Corp.	962,900	36,734,635
Qwest Communications International, Inc.	202,800	2,865,564
SBC Communications, Inc.	361,930	14,176,798
		53,776,997
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc. Class A (a)	2,232,000	24,462,720
TOTAL TELECOMMUNICATION SERVICES		78,239,717
TOTAL COMMON STOCKS (Cost $1,048,564,966)		1,056,123,160
Nonconvertible Preferred Stocks - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $1,545,000)	3,090	1,483,200
Corporate Bonds - 2.8%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 1.6%
CONSUMER DISCRETIONARY - 1.6%
Media - 1.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 21,240,000	19,169,100
Nonconvertible Bonds - 1.2%
TELECOMMUNICATION SERVICES - 1.2%
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B1	6,200,000	4,371,000
9.375% 11/15/09	B1	7,970,000	6,216,600
9.5% 2/1/11	B1	6,050,000	4,658,500
			15,246,100
TOTAL CORPORATE BONDS (Cost $35,582,665)			34,415,200
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (e) (Cost $2,749,498)	-	$ 2,750,000	$ 2,749,876
Money Market Funds - 14.9%
Fidelity Cash Central Fund, 1.94% (b)	185,703,445	185,703,445
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	622,800	622,800
TOTAL MONEY MARKET FUNDS (Cost $186,326,245)		186,326,245
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,274,768,374)	1,281,097,681
NET OTHER ASSETS - (2.4)%	(30,307,928)
NET ASSETS - 100%	$ 1,250,789,753
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
138 S&P 500 Index Contracts	March 2002	$ 39,647,400	$ 1,065,222

The face value of futures purchased as a percentage of net assets - 3.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,169,100 or 1.5% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,524,886.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $750,723,317 and $587,927,477, respectively.
The market value of futures contracts opened and closed during the period amounted to $180,955,700 and $196,737,773, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,669 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,283,171,419. Net unrealized
depreciation aggregated $2,073,738, of which $123,490,514 related to appreciated investment securities and $125,564,252 related to depreciated investment securities.

The fund hereby designates approximately $49,913,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $49,149,000 all of which will expire on December 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $568,824) (cost $1,274,768,374) - See accompanying schedule		$ 1,281,097,681
Receivable for fund shares sold		1,935,021
Dividends receivable		1,106,355
Interest receivable		770,158
Other receivables		239
Total assets		1,284,909,454
Liabilities
Payable for investments purchased	$ 32,400,554
Payable for fund shares redeemed	148,215
Accrued management fee	487,202
Distribution fees payable	34,772
Payable for daily variation on futures contracts	348,450
Other payables and accrued expenses	77,708
Collateral on securities loaned, at value	622,800
Total liabilities		34,119,701
Net Assets		$ 1,250,789,753
Net Assets consist of:
Paid in capital		$ 1,283,469,618
Undistributed net investment income		15,180,119
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,256,514)
Net unrealized appreciation (depreciation) on investments		7,396,530
Net Assets		$ 1,250,789,753
Initial Class: Net Asset Value, offering price and redemption price per share($893,358,593 ÷ 67,723,643 shares)		$13.19
Service Class: Net Asset Value, offering price and redemption price per share ($281,193,721 ÷ 21,436,225 shares)		$13.12
Service Class 2: Net Asset Value, offering price and redemption price per share($76,237,439 ÷ 5,834,859 shares)		$13.07

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 13,328,506
Interest		9,298,151
Security lending		4,289
Total income		22,630,946
Expenses
Management fee	$ 5,687,390
Transfer agent fees	794,956
Distribution fees	317,341
Accounting and security lending fees	292,123
Non-interested trustees' compensation	4,084
Custodian fees and expenses	18,693
Audit	32,890
Legal	8,860
Miscellaneous	81,661
Total expenses before reductions	7,237,998
Expense reductions	(225,005)	7,012,993
Net investment income		15,617,953
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(45,746,360)
Foreign currency transactions	(16)
Futures contracts	(9,596,779)	(55,343,155)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(76,518,126)
Assets and liabilities in foreign currencies	(78)
Futures contracts	3,282,503	(73,235,701)
Net gain (loss)		(128,578,856)
Net increase (decrease) in net assets resulting from operations		$ (112,960,903)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 15,617,953	$ 15,412,988
Net realized gain (loss)	(55,343,155)	51,522,057
Change in net unrealized appreciation (depreciation)	(73,235,701)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(112,960,903)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	192,076,906	40,278,821
Total increase (decrease) in net assets	13,377,932	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $15,180,119 and $15,511,227, respectively)	$ 1,250,789,753	$ 1,237,411,821

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,754,467	$ 118,081,480	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(11,004,137)	(145,071,678)	(20,994,145)	(328,655,829)
Net increase (decrease)	1,463,054	$ 26,287,397	(6,535,871)	$ (104,547,382)
Service Class Sold	7,628,976	$ 102,324,030	8,415,703	$ 130,655,851
Reinvested	812,593	11,603,819	601,152	9,239,713
Redeemed	(1,028,965)	(13,471,861)	(538,927)	(8,390,790)
Net increase (decrease)	7,412,604	$ 100,455,988	8,477,928	$ 131,504,774
Service Class 2 A Sold	5,096,985	$ 66,757,918	904,808	$ 14,041,948
Reinvested	60,117	856,657	550	8,442
Redeemed	(181,025)	(2,281,054)	(46,576)	(728,961)
Net increase (decrease)	4,976,077	$ 65,333,521	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Income from Investment Operations
Net investment income E	.18	.20	.18	.15	.13
Net realized and unrealized gain (loss)	(1.45)	(.81)	1.27	3.54	2.84
Total from investment operations	(1.27)	(.61)	1.45	3.69	2.97
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.19	$ 15.26	$ 17.30	$ 16.15	$ 12.53
Total Return C, D	(8.75)%	(3.62)%	9.17%	29.59%	30.09%
Ratios to Average Net Assets G
Expenses before expense reductions	.58%	.58%	.60%	.61%	.70%
Expenses net of voluntary waivers, if any	.58%	.58%	.60%	.61%	.70%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.70%
Net investment income	1.34%	1.26%	1.08%	1.08%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 893,359	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287
Portfolio turnover rate	58%	72%	58%	66%	81%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income E	.16	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(1.44)	(.80)	1.27	3.50	.49
Total from investment operations	(1.28)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.12	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C, D	(8.85)%	(3.69)%	9.06%	29.27%	4.29%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.69%	.70%	.71%	.81% A
Expenses net of voluntary waivers, if any	.68%	.69%	.70%	.71%	.80% A
Expenses net of all reductions	.66%	.68%	.69%	.70%	.80% A
Net investment income	1.24%	1.16%	.98%	1.05%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,194	$ 212,994	$ 95,600	$ 18,375	$ 10
Portfolio turnover rate	58%	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income E	.14	.15
Net realized and unrealized gain (loss)	(1.44)	(.49)
Total from investment operations	(1.30)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.07	$ 15.17
Total Return B,C, D	(9.01)%	(2.11)%
Ratios to Average Net Assets G
Expenses before expense reductions	.84%	.85% A
Expenses net of voluntary waivers, if any	.84%	.85% A
Expenses net of all reductions	.82%	.84% A
Net investment income	1.08%	1.00% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 76,237	$ 13,025
Portfolio turnover rate	58%	72%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Growth Opportunities - Service Class 2	-14.64%	3.55%	9.32%
S&P 500®	-11.89%	10.70%	15.93%
Variable Annuity Growth Funds Average	-17.50%	8.64%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $18,657 - an 86.57% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,127 - a 181.27% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	5.7
Citigroup, Inc.	5.1
General Electric Co.	3.9
Pfizer, Inc.	3.4
Gillette Co.	2.6
20.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	20.5
Information Technology	14.9
Consumer Discretionary	14.4
Health Care	14.0
Industrials	10.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	93.8%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.1%

* Foreign investments	2.6%

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the 12-month period ending December 31, 2001, the fund outperformed the variable annuity growth funds average as tracked by Lipper Inc., which fell 17.50%, but trailed the -11.89% return of the Standard & Poor's 500 Index.

Q. How was the fund positioned within a very weak equity market?

A. There were essentially two elements to the fund's construction. One was made up of what I consider defensive, consistent growers - companies that historically have shown good relative earnings growth during economic and profit recessions, such as Pfizer, Freddie Mac, Fannie Mae, Bristol-Myers Squibb and Philip Morris. There's another piece of the fund that comprised more cyclical, somewhat more aggressive names in anticipation of an economic and profit recovery. Included here were media companies such as Viacom and Fox Entertainment, and financial services companies such as Citigroup, Bank of America and FleetBoston Financial. Looking broadly at how the fund's positioning affected performance, I overweighted financials relative to the S&P 500, which held back returns slightly; underweighted technology, the best contributor to performance on a relative sector basis; underweighted retail stocks, which was a mistake; and had almost no exposure to utilities, which was a positive for performance. That said, weak stock selection in large-cap pharmaceutical and health care stocks was the primary reason why the fund underperformed the S&P 500.

Q. Can you discuss some of your individual drug stock picks in more detail?

A. My investments in pharmaceutical stocks were made on the thesis that their relatively predictable earnings streams would result in good stock performance in a slowing economy. Historically, that's been an effective strategy. Unfortunately, drug stocks came under a lot of pressure during the past 12 months. Industry problems, not economic ones, were to blame. The pace of new drug approvals slowed down, threats of generic competition heated up, and the Food and Drug Administration (FDA) raised a number of concerns about manufacturing and certification issues. Schering-Plough - which develops and markets prescription drugs such as Claritin and over-the-counter drugs - was the worst detractor from relative performance, after running afoul of FDA manufacturing standards. Overweighting Bristol-Myers also hurt, as its stock struggled due to setbacks in its product line, lost patents and delayed product introductions.

Q. What about some of the other strategies you mentioned? How did they work out?

A. My tech underweighting was the best contributor to the fund's return on a relative basis and the primary reason why it outperformed the Lipper peer group average. But individual security selection was a mixed bag. Microsoft, PeopleSoft - a leading provider of enterprise applications - and PC-maker Dell Computer all made the list of top-10 absolute contributors to fund performance. On the other hand, EMC, Cisco and Sun Microsystems - all of which I fortunately underweighted - still were among the fund's worst absolute detractors. Tech stocks in general had a great run in the final quarter of 2001; being underweighted at this point in time was a missed opportunity.

Q. What about financials?

A. As with technology, there were some strong performers and some that didn't perform as I'd hoped. Bank of America was the fund's second-best contributor on an individual security basis. Shifting away from a multi-year acquisition strategy, management has refocused on improving the efficiencies of its operations and increasing the returns on assets. Conversely, the brokerage firms I owned as a play on an economic recovery, including Morgan Stanley Dean Witter and Merrill Lynch, had a very tough year given the slowdown in capital markets activity and the tragic events of September 11.

Q. What's your outlook for the next few months, Bettina?

A. Despite the run-up in technology late in the period, I'm not convinced it's appropriate to be fully invested in cyclicals in anticipation of an economic rebound. Continued concerns about the prospects for consumer spending moderate my enthusiasm for the cyclicals, especially since these stocks are well off their lows. At the same time, I think it may be too late to be fully invested in defensive sectors. As confidence builds in the economic recovery or valuations become more compelling, I plan to incrementally shift toward a more aggressive stance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of December 31, 2001, more than $975 million

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

3

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Hotels, Restaurants & Leisure - 0.3%
Harrah's Entertainment, Inc. (a)	24,200	$ 895,642
Starwood Hotels & Resorts Worldwide, Inc. unit	76,900	2,295,465
		3,191,107
Household Durables - 0.4%
Black & Decker Corp.	115,270	4,349,137
Leisure Equipment & Products - 0.4%
Eastman Kodak Co.	126,300	3,717,009
Media - 8.4%
AOL Time Warner, Inc. (a)	331,000	10,625,100
Clear Channel Communications, Inc. (a)	193,100	9,830,721
Comcast Corp. Class A (special) (a)	52,500	1,890,000
Fox Entertainment Group, Inc. Class A (a)	410,900	10,901,177
McGraw-Hill Companies, Inc.	51,100	3,116,078
Omnicom Group, Inc.	101,900	9,104,765
The New York Times Co. Class A	17,500	756,875
Univision Communications, Inc. Class A (a)	344,000	13,918,240
Viacom, Inc.:
Class A (a)	21,800	964,650
Class B (non-vtg.) (a)	461,020	20,354,033
		81,461,639
Multiline Retail - 1.7%
Costco Wholesale Corp. (a)	34,900	1,548,862
Federated Department Stores, Inc. (a)	27,600	1,128,840
JCPenney Co., Inc.	266,400	7,166,160
Target Corp.	41,000	1,683,050
Wal-Mart Stores, Inc.	86,200	4,960,810
		16,487,722
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A (a)	58,100	1,541,393
Home Depot, Inc.	244,800	12,487,248
Lowe's Companies, Inc.	224,100	10,400,481
RadioShack Corp.	18,500	556,850
Staples, Inc. (a)	162,300	3,035,010
		28,020,982
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	54,100	3,042,584
TOTAL CONSUMER DISCRETIONARY		140,270,180
CONSUMER STAPLES - 8.8%
Beverages - 2.0%
PepsiCo, Inc.	21,000	1,022,490
The Coca-Cola Co.	389,200	18,350,780
		19,373,270
Food & Drug Retailing - 0.9%
Albertson's, Inc.	98,200	3,092,318
Rite Aid Corp. (a)	45,600	230,736

	Shares	Value (Note 1)
Rite Aid Corp.	108,000	$ 546,480
Safeway, Inc. (a)	109,900	4,588,325
		8,457,859
Food Products - 0.2%
Kraft Foods, Inc. Class A	75,800	2,579,474
Household Products - 0.8%
Colgate-Palmolive Co.	34,200	1,975,050
Kimberly-Clark Corp.	68,100	4,072,380
Procter & Gamble Co.	18,920	1,497,140
		7,544,570
Personal Products - 2.9%
Avon Products, Inc.	72,722	3,381,573
Gillette Co.	758,370	25,329,558
		28,711,131
Tobacco - 2.0%
Philip Morris Companies, Inc.	425,220	19,496,337
TOTAL CONSUMER STAPLES		86,162,641
ENERGY - 6.9%
Energy Equipment & Services - 2.1%
Baker Hughes, Inc.	81,200	2,961,364
Cooper Cameron Corp. (a)	64,500	2,603,220
Halliburton Co.	163,500	2,141,850
Schlumberger Ltd. (NY Shares)	230,000	12,638,500
		20,344,934
Oil & Gas - 4.8%
BP PLC sponsored ADR	185,990	8,650,395
ChevronTexaco Corp.	140,800	12,617,088
Conoco, Inc.	148,700	4,208,210
Exxon Mobil Corp.	501,800	19,720,740
TotalFinaElf SA:
Class B	6,153	864,373
sponsored ADR	9,405	660,607
		46,721,413
TOTAL ENERGY		67,066,347
FINANCIALS - 20.5%
Banks - 2.9%
Bank of America Corp.	242,400	15,259,080
Bank One Corp.	71,600	2,795,980
FleetBoston Financial Corp.	281,000	10,256,500
		28,311,560
Diversified Financials - 14.8%
American Express Co.	240,000	8,565,600
Charles Schwab Corp.	334,300	5,171,621
Citigroup, Inc.	978,900	49,414,872
Fannie Mae	310,600	24,692,700
Freddie Mac	326,300	21,340,020
Merrill Lynch & Co., Inc.	308,600	16,084,232
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley Dean Witter & Co.	212,300	$ 11,876,062
USA Education, Inc.	83,800	7,040,876
		144,185,983
Insurance - 2.8%
AFLAC, Inc.	58,100	1,426,936
American International Group, Inc.	315,562	25,055,623
Hartford Financial Services Group, Inc.	12,700	797,941
Prudential Financial, Inc.	7,400	245,606
		27,526,106
TOTAL FINANCIALS		200,023,649
HEALTH CARE - 14.0%
Biotechnology - 1.2%
Amgen, Inc. (a)	103,100	5,818,964
Celgene Corp. (a)	76,700	2,448,264
Sepracor, Inc. (a)	66,300	3,783,078
Vertex Pharmaceuticals, Inc. (a)	4,500	110,655
		12,160,961
Health Care Equipment & Supplies - 1.8%
Guidant Corp. (a)	198,300	9,875,340
Medtronic, Inc.	122,500	6,273,225
Zimmer Holdings, Inc. (a)	47,550	1,452,177
		17,600,742
Health Care Providers & Services - 1.0%
Cardinal Health, Inc.	158,605	10,255,399
Pharmaceuticals - 10.0%
American Home Products Corp.	286,900	17,604,184
Bristol-Myers Squibb Co.	301,300	15,366,300
Eli Lilly & Co.	45,600	3,581,424
Forest Laboratories, Inc. (a)	140,240	11,492,668
Johnson & Johnson	110,600	6,536,460
King Pharmaceuticals, Inc. (a)	35,600	1,499,828
Merck & Co., Inc.	22,400	1,317,120
Pfizer, Inc.	828,093	32,999,506
Schering-Plough Corp.	188,000	6,732,280
		97,129,770
TOTAL HEALTH CARE		137,146,872
INDUSTRIALS - 10.4%
Air Freight & Couriers - 0.1%
United Parcel Service, Inc. Class B	22,000	1,199,000
Airlines - 0.4%
Delta Air Lines, Inc.	22,200	649,572
Southwest Airlines Co.	165,350	3,055,668
		3,705,240
Building Products - 0.1%
Masco Corp.	55,700	1,364,650

	Shares	Value (Note 1)
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	167,400	$ 2,353,644
Avery Dennison Corp.	16,800	949,704
Dun & Bradstreet Corp. (a)	21,450	757,185
Paychex, Inc.	96,223	3,353,372
Robert Half International, Inc. (a)	60,900	1,626,030
		9,039,935
Industrial Conglomerates - 6.6%
General Electric Co.	958,450	38,414,676
Minnesota Mining & Manufacturing Co.	80,300	9,492,263
Textron, Inc.	71,700	2,972,682
Tyco International Ltd.	225,700	13,293,730
		64,173,351
Machinery - 1.1%
Danaher Corp.	139,400	8,407,214
Ingersoll-Rand Co.	46,700	1,952,527
		10,359,741
Road & Rail - 1.2%
CSX Corp.	171,990	6,028,250
Union Pacific Corp.	96,740	5,514,180
		11,542,430
TOTAL INDUSTRIALS		101,384,347
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 1.6%
Brocade Communications System, Inc. (a)	22,700	751,824
Cisco Systems, Inc. (a)	322,860	5,846,995
Comverse Technology, Inc. (a)	49,900	1,116,263
Corning, Inc.	180,400	1,609,168
Lucent Technologies, Inc.	144,900	911,421
Nokia Corp. sponsored ADR	79,600	1,952,588
QUALCOMM, Inc. (a)	63,600	3,211,800
		15,400,059
Computers & Peripherals - 1.4%
Dell Computer Corp. (a)	221,400	6,017,652
EMC Corp. (a)	178,740	2,402,266
International Business Machines Corp.	36,300	4,390,848
Sun Microsystems, Inc. (a)	120,500	1,482,150
		14,292,916
IT Consulting & Services - 0.6%
Computer Sciences Corp. (a)	40,600	1,988,588
Electronic Data Systems Corp.	37,800	2,591,190
Investment Technology Group, Inc. (a)	25,050	978,704
		5,558,482
Semiconductor Equipment & Products - 4.3%
Analog Devices, Inc. (a)	85,500	3,795,345
Applied Materials, Inc. (a)	12,300	493,230
Atmel Corp. (a)	168,300	1,240,371
Intel Corp.	396,610	12,473,385
International Rectifier Corp. (a)	27,900	973,152
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
KLA-Tencor Corp. (a)	73,400	$ 3,637,704
LAM Research Corp. (a)	55,600	1,291,032
Micron Technology, Inc. (a)	217,800	6,751,800
National Semiconductor Corp. (a)	168,500	5,188,115
Teradyne, Inc. (a)	108,400	3,267,176
Xilinx, Inc. (a)	74,100	2,893,605
		42,004,915
Software - 6.9%
BEA Systems, Inc. (a)	70,800	1,090,320
Computer Associates International, Inc.	172,500	5,949,525
Microsoft Corp. (a)	842,900	55,842,122
PeopleSoft, Inc. (a)	37,300	1,499,460
Siebel Systems, Inc. (a)	44,900	1,256,302
Synopsys, Inc. (a)	26,800	1,583,076
		67,220,805
TOTAL INFORMATION TECHNOLOGY		144,477,177
MATERIALS - 1.3%
Chemicals - 0.4%
Praxair, Inc.	67,200	3,712,800
Metals & Mining - 0.1%
Alcoa, Inc.	45,500	1,617,525
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,061,949
International Paper Co.	40,200	1,622,070
Weyerhaeuser Co.	54,800	2,963,584
		7,647,603
TOTAL MATERIALS		12,977,928
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,111,166
AT&T Corp.	35,400	642,156
BellSouth Corp.	228,700	8,724,905
SBC Communications, Inc.	279,060	10,930,780
		22,409,007
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	311,000	3,408,560
Vodafone Group PLC	122,991	315,842
		3,724,402
TOTAL TELECOMMUNICATION SERVICES		26,133,409
TOTAL COMMON STOCKS (Cost $844,935,141)		915,642,550
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	$ 442,700
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	317,625
TOTAL CORPORATE BONDS (Cost $663,250)			760,325
Money Market Funds - 6.6%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	58,844,220	58,844,220
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	5,586,000	5,586,000
TOTAL MONEY MARKET FUNDS (Cost $64,430,220)		64,430,220
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $910,028,611)		980,833,095
NET OTHER ASSETS - (0.5)%		(5,251,472)
NET ASSETS - 100%		$ 975,581,623
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $442,700 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $890,188,503 and $956,077,373, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,330 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $915,157,074. Net unrealized appreciation aggregated $65,676,021, of which $127,914,640 related to appreciated investment securities and $62,238,619 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $180,431,000 of which $30,553,000 and $149,878,000 will expire on December 31, 2008 and 2009, respectively.

Growth Opportunities Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,385,100) (cost $910,028,611) - See accompanying schedule		$ 980,833,095
Receivable for investments sold		5,956,186
Receivable for fund shares sold		567,671
Dividends receivable		814,165
Interest receivable		122,722
Other receivables		17,163
Total assets		988,311,002
Liabilities
Payable for investments purchased	$ 5,318,130
Payable for fund shares redeemed	1,174,038
Accrued management fee	470,385
Distribution fees payable	32,259
Other payables and accrued expenses	148,567
Collateral on securities loaned, at value	5,586,000
Total liabilities		12,729,379
Net Assets		$ 975,581,623
Net Assets consist of:
Paid in capital		$ 1,083,717,421
Undistributed net investment income		8,073,998
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(187,010,061)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		70,800,265
Net Assets		$ 975,581,623
Initial Class: Net Asset Value, offering price and redemption price per share ($652,492,820 ÷ 43,124,544 shares)		$15.13
Service Class: Net Asset Value, offering price and redemption price per share ($278,445,984 ÷18,433,884 shares)		$15.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($44,642,819 ÷ 2,968,403 shares)		$15.04

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 11,706,366
Interest		4,054,388
Security lending		41,517
Total income		15,802,271
Expenses
Management fee	$ 6,264,611
Transfer agent fees	721,777
Distribution fees	388,030
Accounting and security lending fees	275,340
Non-interested trustees' compensation	3,825
Custodian fees and expenses	48,556
Registration fees	369
Audit	27,084
Legal	8,449
Miscellaneous	101,673
Total expenses before reductions	7,839,714
Expense reductions	(223,343)	7,616,371
Net investment income		8,185,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(137,476,105)
Foreign currency transactions	(9,178)
Futures contracts	(12,018,735)	(149,504,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(49,485,765)
Assets and liabilities in foreign currencies	(23,418)
Futures contracts	2,539,863	(46,969,320)
Net gain (loss)		(196,473,338)
Net increase (decrease) in net assets resulting from operations		$ (188,287,438)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 8,185,900	$ 4,525,883
Net realized gain (loss)	(149,504,018)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(46,969,320)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(188,287,438)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(155,735,950)	(142,511,511)
Total increase (decrease) in net assets	(348,080,179)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $8,073,998 and $3,904,996, respectively)	$ 975,581,623	$ 1,323,661,802

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,904,497	$ 154,769,236	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(20,623,054)	(321,562,633)	(31,115,720)	(637,099,314)
Net increase (decrease)	(10,537,396)	$ (163,621,270)	(12,923,924)	$ (265,425,972)
Service Class Sold	3,240,124	$ 50,526,723	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(4,389,986)	(67,420,661)	(2,725,190)	(55,547,216)
Net increase (decrease)	(1,104,998)	$ (16,108,809)	4,628,410	$ 94,285,196
Service Class 2 A Sold	2,152,732	$ 33,624,263	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(650,918)	(9,729,669)	(73,833)	(1,451,276)
Net increase (decrease)	1,507,518	$ 23,994,129	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Income from Investment Operations
Net investment income E	.12	.06	.27	.26	.29
Net realized and unrealized gain (loss)	(2.67)	(3.77)	.66	4.29	4.18
Total from investment operations	(2.55)	(3.71)	.93	4.55	4.47
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)
Net asset value, end of period	$ 15.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27
Total Return C, D	(14.42)%	(17.07)%	4.27%	24.61%	29.95%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.68%	.69%	.71%	.74%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.71%	.74%
Expenses net of all reductions	.67%	.66%	.68%	.70%	.73%
Net investment income	.79%	.31%	1.20%	1.27%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,493	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766
Portfolio turnover rate	89%	117%	42%	29%	26%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income E	.11	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(2.67)	(3.76)	.66	4.30	.73
Total from investment operations	(2.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 15.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C, D	(14.49)%	(17.13)%	4.18%	24.51%	4.16%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.79%	.79%	.80%	.84% A
Expenses net of voluntary waivers, if any	.79%	.79%	.79%	.80%	.84% A
Expenses net of all reductions	.77%	.76%	.78%	.79%	.83% A
Net investment income	.69%	.21%	1.09%	1.16%	1.72% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,446	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Portfolio turnover rate	89%	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income E	.08	.01
Net realized and unrealized gain (loss)	(2.66)	(3.34)
Total from investment operations	(2.58)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 15.04	$ 17.68
Total Return B, C, D	(14.64)%	(15.74)%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	.95% A
Expenses net of voluntary waivers, if any	.95%	.95% A
Expenses net of all reductions	.93%	.93% A
Net investment income	.53%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,643	$ 25,827
Portfolio turnover rate	89%	117%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Performance and Investment Summary

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Service Class 2	8.08%	7.06%	6.85%
LB Aggregate Bond	8.44%	7.43%	7.23%
Variable Annuity Intermediate Investment Grade Debt Funds Average	8.11%	6.53%	6.75%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman® Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 26 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on December 31, 1991. By December 31, 2001, the value of the investment would have grown to $19,391 - a 93.91% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,103 - a 101.03% increase.

Investment Summary

Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa	48.9
Aa	3.8
A	14.0
Baa	13.3
Ba and Below	0.3

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of December 31, 2001
Years	7.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	14.4
Telecommunication Services	4.3
Consumer Discretionary	3.1
Industrials	2.4
Utilities	2.2

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Ford O'Neil became Portfolio Manager of Investment Grade Bond Portfolio on October 29, 2001.

Q. How did the fund perform, Ford?

A. Quite well. For the year that ended December 31, 2001, the fund performed in line with the Lehman Brothers Aggregate Bond Index, which returned 8.44%, and the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 8.11%.

Q. How would you recap the past year for investment-grade bonds?

A. In 2001, we saw bonds outperform stocks for the second straight year, as a protracted downturn in the economy further exacerbated a flight to safety in high-quality fixed-income securities by risk-averse investors. The Federal Reserve Board helped spur demand for bonds by reducing the fed funds target rate 11 times during the period in an effort to rescue the flailing economy. While short-term rates fell sharply, intermediate- and long-term rates didn't drop nearly as much, as the market began to anticipate an eventual economic recovery. A dramatic steepening in the Treasury yield curve resulted, with the spread between two- and 30-year bonds reaching decade-wide levels. Most spread sectors, particularly corporate bonds, performed well and garnered a healthy advantage over Treasuries, as investors increasingly shifted toward higher-yielding securities. That was the case until September 11, when uncertainty and fear induced many market participants to abandon credit risk assets and hunker down in the highest-quality Treasuries and government agency securities. Treasuries were further bolstered by the U.S. government's decision in late October to discontinue future issuance of the 30-year bond, which sent its price soaring and its yield plummeting to the lowest level in nearly three years. However, this rally ended abruptly in November, as investors shifted back to the spread sectors, feeling that signs of strength in the economy could mean an end to the Fed's extended rate cutting campaign.

Q. What factors helped shape the fund's returns amid this volatile market?

A. Favorable sector allocation, security selection and effective yield-curve positioning were the main drivers of performance. Emphasizing corporate bonds was key during the first half of the period and again later in the year, as yield spreads - rebounding from historically wide levels despite weak corporate earnings and a record amount of supply - tightened significantly relative to government issues. By focusing on the intermediate part of the curve, we were able to capitalize on the spread tightening and positive price performance concentrated in this section of the yield curve. Moreover, the fund benefited from the excess yield it generated over Treasuries, as well as by becoming less aggressive and pulling back our corporate weighting during their summer rally, based on our concerns about supply and a weakening economy. We also further diversified the portfolio. These actions sheltered us from much of the spread widening that occurred in September as a result of the terrorist attacks. After taking the reins from Kevin Grant in October, I repositioned the subportfolio more aggressively for a potential recovery and added more economically sensitive corporates - including transportation, technology and consumer cyclical issues - at attractive prices. This move helped, as these securities bounced back strongly late in the period.

Q. What other moves had an influence on performance?

A. Diversification remained an important theme throughout the year. Although good credit analysis enabled us to avoid several companies that encountered severe financial stress, having a highly diverse portfolio helped partially protect us from credit events that were impossible to model, analyze or predict. Holding smaller positions in more securities helped reduce our risk exposure and limit our downside relative to the index and many of our peers. Spreading out our sector exposure further aided performance. While emphasizing higher-yielding mortgage securities proved wise for much of the year, diversifying the position late in the period also was an effective strategy. Record low mortgage rates finally triggered a massive refinancing wave - where mortgages get prepaid at par, or face value - a big negative in a market where nearly all bonds were trading at a premium, or above par. We were able to minimize the prepayment risk by shifting our focus toward bonds with strong cash-flow protection characteristics, such as commercial mortgage-backed securities, which performed well. Finally, we captured some additional yield by increasing our stake in high-quality, short-term asset-backed securities.

Q. What's your outlook?

A. With the Fed likely nearing the end of its easing cycle, I feel it makes sense to limit our exposure to the front - or short - end of the yield curve given the unsustainable level of rates there. I also feel that we should continue to overweight mortgages at the expense of Treasuries and agencies, with the belief that the current level of refinancing is unsustainable. Corporates are still the cheapest asset class in the index by far, but security selection and diversification will remain critical to good performance in that sector going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of December 31, 2001, more than $1.4 billion

Manager: Ford O'Neil, since October 2001; joined Fidelity in 1990

3

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.9%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Ba2	$ 290,000	$ 234,900
Media - 2.9%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,168,901
Clear Channel Communications, Inc.:
6% 11/1/06	Baa3	1,500,000	1,467,720
7.875% 6/15/05	Baa3	2,880,000	3,015,446
Comcast Cable Communications, Inc. 6.875% 6/15/09	Baa2	5,000,000	5,053,000
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	810,000	889,323
Cox Communications, Inc. 7.75% 11/1/10	Baa2	3,700,000	3,979,757
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,964,528
News America Holdings, Inc. 7.75% 1/20/24	Baa3	2,475,000	2,431,267
News America, Inc. 7.28% 6/30/28	Baa3	7,175,000	6,681,145
TCI Communications, Inc. 9.8% 2/1/12	Baa2	1,915,000	2,314,699
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,954,384
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,386,754
			42,306,924
Multiline Retail - 0.1%
Kmart Corp. 9.375% 2/1/06	Ba2	900,000	740,250
TOTAL CONSUMER DISCRETIONARY			43,282,074
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.6%
Kroger Co.:
6.8% 4/1/11	Baa3	4,500,000	4,587,075
8.05% 2/1/10	Baa3	3,195,000	3,493,477
			8,080,552
Food Products - 0.5%
ConAgra Foods, Inc.:
6.75% 9/15/11	Baa1	3,870,000	3,977,238
7.125% 10/1/26	Baa1	1,270,000	1,347,737
Kellogg Co. 6.6% 4/1/11	Baa2	2,400,000	2,462,904
			7,787,879

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	$ 2,000,000	$ 2,019,240
6.625% 9/15/04	Baa3	350,000	345,884
			2,365,124
Tobacco - 0.8%
Philip Morris Companies, Inc.:
7% 7/15/05	A2	1,500,000	1,577,745
7.65% 7/1/08	A2	5,000,000	5,349,100
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	5,325,000	5,485,496
			12,412,341
TOTAL CONSUMER STAPLES			30,645,896
ENERGY - 0.4%
Oil & Gas - 0.4%
Alberta Energy Co. Ltd. yankee 7.375% 11/1/31	Baa1	2,320,000	2,278,449
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,093,020
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,336,980
			5,708,449
FINANCIALS - 14.0%
Banks - 3.0%
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,021,270
Bank of America Corp.:
4.75% 10/15/06	Aa2	2,035,000	1,990,271
7.8% 2/15/10	Aa3	6,600,000	7,220,268
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,088,170
BankBoston Corp. 6.625% 12/1/05	A2	5,400,000	5,685,606
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,292,321
Capital One Bank 6.375% 2/15/03	Baa2	930,000	944,620
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,598,959
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,481,750
FleetBoston Financial Corp. 7.25% 9/15/05	A1	1,695,000	1,824,312
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	261,903
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	266,440
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,699,419
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Korea Development Bank: - continued
7.125% 4/22/04	Baa2	$ 1,025,000	$ 1,081,713
7.375% 9/17/04	Baa2	1,320,000	1,405,246
MBNA Corp. 6.34% 6/2/03	Baa2	350,000	354,097
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,563,810
PNC Funding Corp. 5.75% 8/1/06	A2	1,800,000	1,826,100
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	1,750,000	1,771,980
8.817% 3/31/49	A1	1,640,000	1,777,432
Union Planters Corp. 6.75% 11/1/05	A3	400,000	411,952
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	985,815
			43,553,454
Diversified Financials - 9.1%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,123,493
Alliance Capital Management LP 5.625% 8/15/06	A2	2,475,000	2,468,318
American Gen. Finance Corp. 5.875% 7/14/06	A1	5,400,000	5,581,980
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,250,348
Associates Corp. of North America 6% 7/15/05	Aa1	2,500,000	2,581,875
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	7,750,000	8,105,648
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,188,022
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,154,795
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	513,490
Citigroup, Inc. 7.25% 10/1/10	Aa2	2,900,000	3,110,627
Conoco Funding Co.:
6.35% 10/15/11	Baa1	2,460,000	2,491,709
7.25% 10/15/31	Baa1	1,795,000	1,891,356
Countrywide Home Loans, Inc.:
5.25% 5/22/03	A3	575,000	589,364
5.25% 6/15/04	A3	235,000	239,486

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
5.5% 8/1/06	A3	$ 2,000,000	$ 1,994,980
6.85% 6/15/04	A3	2,435,000	2,559,842
Credit Suisse First Boston (USA), Inc. 5.875% 8/1/06	Aa3	2,000,000	2,029,478
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,165
Devon Financing Corp. ULC 6.875% 9/30/11 (c)	Baa2	4,000,000	3,898,480
Ford Motor Credit Co.:
6.5% 1/25/07	A2	2,900,000	2,834,170
6.875% 2/1/06	A2	4,600,000	4,598,390
7.375% 10/28/09	A2	4,020,000	3,968,866
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,840,000	1,875,954
6.75% 1/15/06	A2	2,660,000	2,694,128
6.875% 9/15/11	A2	1,720,000	1,682,246
7.5% 7/15/05	A2	500,000	520,000
7.75% 1/19/10	A2	4,300,000	4,482,277
Household Finance Corp.:
6.375% 10/15/11	A2	4,000,000	3,873,760
6.5% 1/24/06	A2	605,000	621,994
8% 5/9/05	A2	595,000	640,166
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	6,600,000	7,622,670
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	5,050,000	5,514,600
J.P. Morgan Chase & Co.:
5.625% 8/15/06	Aa3	1,905,000	1,928,051
6.75% 2/1/11	A1	2,130,000	2,183,378
Mellon Funding Corp. 7.5% 6/15/05	A1	5,650,000	6,156,579
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	3,970,000	4,115,699
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,865,952
7.875% 11/15/10	Baa2	2,120,000	2,192,525
Popular North America, Inc. 6.125% 10/15/06	A3	3,235,000	3,130,833
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	2,110,000	2,156,040
Sears Roebuck Acceptance Corp. 7% 2/1/11	A3	3,250,000	3,303,853
Southwest Airlines Co. pass thru trust certificate 5.496% 11/1/06	Aa2	6,000,000	5,847,000
Sprint Capital Corp.:
6.875% 11/15/28	Baa1	5,380,000	4,921,032
7.125% 1/30/06	Baa1	1,480,000	1,542,900
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,667,310
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	826,200
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	$ 785,000	$ 769,755
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,776,544
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,598,670
			133,937,998
Insurance - 0.5%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	792,368
MetLife, Inc. 6.125% 12/1/11	A1	2,150,000	2,129,403
The Chubb Corp. 6.8% 11/15/31	Aa3	5,000,000	4,892,500
			7,814,271
Real Estate - 1.4%
Arden Realty LP 7% 11/15/07	Baa3	5,000,000	4,851,050
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,430,000	1,470,312
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	516,962
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,569,870
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,999,304
6.625% 2/15/05	Baa1	4,500,000	4,663,890
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,049,170
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,736,369
ProLogis Trust 6.7% 4/15/04	Baa1	460,000	474,720
			20,331,647
TOTAL FINANCIALS			205,637,370
INDUSTRIALS - 2.3%
Aerospace & Defense - 0.9%
Lockheed Martin Corp. 8.2% 12/1/09	Baa2	2,000,000	2,251,520
Raytheon Co.:
5.7% 11/1/03	Baa3	1,800,000	1,841,886
7.9% 3/1/03	Baa3	2,535,000	2,655,336
8.2% 3/1/06	Baa3	5,900,000	6,408,403
			13,157,145
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Ba2	550,000	474,579
7.73% 9/15/12	Ba2	180,342	133,747

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	$ 334,701	$ 301,231
pass thru trust certificate:
7.57% 11/18/10	A3	465,000	456,435
7.92% 5/18/12	Baa1	500,000	469,990
			1,835,982
Commercial Services & Supplies - 0.3%
First Data Corp. 5.625% 11/1/11	A1	4,000,000	3,764,800
Machinery - 0.3%
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	4,750,000	4,540,953
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,102,120
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,431,920
Norfolk Southern Corp. 7.25% 2/15/31	Baa1	2,800,000	2,887,752
			10,421,792
TOTAL INDUSTRIALS			33,720,672
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11 (c)	A3	3,375,000	3,411,720
Computers & Peripherals - 0.4%
International Business Machines Corp. 4.875% 10/1/06	A1	6,400,000	6,294,912
TOTAL INFORMATION TECHNOLOGY			9,706,632
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T Corp.:
6.5% 3/15/29	A3	10,135,000	8,853,227
8% 11/15/31 (c)	A3	1,625,000	1,677,427
British Telecommunications PLC:
8.375% 12/15/10	Baa1	1,300,000	1,436,318
8.875% 12/15/30	Baa1	3,250,000	3,729,505
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	A2	1,000,000	1,091,940
8.125% 6/15/09 (c)	A2	3,000,000	3,249,750
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,858,255
9% 8/15/31 (c)	Baa2	2,065,000	2,253,390
Koninklijke KPN NV yankee 8% 10/1/10	Baa3	6,750,000	6,815,678
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,327,786
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	$ 1,730,000	$ 1,750,449
Telefonica Europe BV 8.25% 9/15/30	A2	7,060,000	7,701,613
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	3,500,000	3,666,250
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	2,899,105
7.7% 7/20/29	Baa1	1,066,000	897,668
TELUS Corp. yankee 7.5% 6/1/07	Baa2	5,310,000	5,527,126
			58,735,487
Wireless Telecommunication Services - 0.2%
Cingular Wireless LLC 7.125% 12/15/31 (c)	A3	3,500,000	3,503,500
TOTAL TELECOMMUNICATION SERVICES			62,238,987
UTILITIES - 2.2%
Electric Utilities - 1.3%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,453,335
7.05% 12/11/07 (c)	Baa2	3,000,000	3,024,000
Detroit Edison Co. 6.125% 10/1/10	A3	2,350,000	2,300,462
FirstEnergy Corp. 6.45% 11/15/11	Baa2	2,300,000	2,232,472
Hydro-Quebec 6.3% 5/11/11	A1	8,000,000	8,136,800
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,728,658
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	201,429
			19,077,156
Gas Utilities - 0.6%
Consolidated Natural Gas Co.:
5.375% 11/1/06	A3	2,190,000	2,156,055
6.85% 4/15/11	A3	445,000	451,319
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,337,893
7.625% 11/15/10	A3	925,000	1,004,495
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	1,900,000	1,958,330
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,043,060

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 624,902
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,027,890
			9,603,944
Multi-Utilities - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	2,230,000	2,194,320
7.5% 1/15/31	Baa2	2,080,000	2,014,147
			4,208,467
TOTAL UTILITIES			32,889,567
TOTAL NONCONVERTIBLE BONDS (Cost $416,671,948)			423,829,647
U.S. Government and Government Agency Obligations - 15.1%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,448,963
6.25% 2/1/11	Aa2	1,255,000	1,274,804
7.125% 6/15/10	Aaa	2,600,000	2,851,056
7.25% 1/15/10	Aaa	7,765,000	8,576,675
7.25% 5/15/30	Aaa	17,684,000	19,785,708
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,797
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,590,338
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,378,604
5.875% 3/21/11	Aa2	7,205,000	7,120,557
6% 6/15/11	Aaa	16,240,000	16,488,472
6.75% 3/15/31	Aaa	2,415,000	2,561,035
6.77% 9/15/02	Aaa	150,000	154,218
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,232,507	1,352,381
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 2-E, 9.4% 5/15/02	Aaa	18,533	18,992
Class 3-T, 9.625% 5/15/02	Aaa	975	997
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 2,667	$ 2,738
Series 1993-D, 5.23% 5/15/05	Aaa	5,957	6,117
Series 1994-A, 7.12% 4/15/06	Aaa	4,763	5,095
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	4,718	5,057
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	3,529	3,622
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	71,225	74,006
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	60,750	62,237
6.86% 4/30/04	Aaa	572,958	600,319
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			71,372,788
U.S. Treasury Obligations - 10.2%
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa	5,000,000	4,927,350
6.125% 8/15/29	Aaa	15,380,000	16,278,807
6.25% 5/15/30	Aaa	10,910,000	11,806,693
11.25% 2/15/15	Aaa	14,060,000	21,571,133
U.S. Treasury Notes:
3.5% 11/15/06	Aaa	1,400,000	1,349,250
3.625% 8/31/03	Aaa	6,000,000	6,083,460
5% 2/15/11	Aaa	1,920,000	1,912,800
5% 8/15/11	Aaa	25,400,000	25,320,498
5.75% 11/15/05	Aaa	40,000,000	42,243,600

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
6.125% 8/15/07	Aaa	$ 12,225,000	$ 13,141,875
6.5% 10/15/06	Aaa	5,000,000	5,437,500
TOTAL U.S. TREASURY OBLIGATIONS			150,072,966
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $221,142,048)			221,445,754
U.S. Government Agency - Mortgage Securities - 34.0%

Fannie Mae - 18.0%
5.5% 9/1/16 to 12/1/16	Aaa	23,030,953	22,642,191
6% 2/1/13 to 2/1/29	Aaa	10,583,441	10,474,710
6% 1/1/31 (d)	Aaa	39,823,673	38,964,975
6.5% 2/1/10 to 10/1/31	Aaa	148,160,597	148,324,366
7% 12/1/24 to 9/1/31	Aaa	14,636,615	14,944,420
7.5% 7/1/07 to 5/1/31	Aaa	26,268,473	27,195,941
8% 3/1/23 to 3/1/30	Aaa	841,620	893,373
8.5% 3/1/25 to 6/1/25	Aaa	12,953	13,864
TOTAL FANNIE MAE			263,453,840
Freddie Mac - 0.1%
8.5% 3/1/20 to 1/1/28	Aaa	1,412,472	1,512,049
Government National Mortgage Association - 15.9%
6% 8/15/08 to 4/15/31	Aaa	33,974,346	33,412,065
6.5% 10/15/27 to 12/15/28	Aaa	11,598,882	11,647,112
7% 1/15/28 to 11/15/31	Aaa	64,087,995	65,464,405
7% 1/1/31 (d)	Aaa	29,950,000	30,558,359
7% 1/1/31 (d)	Aaa	1,444,569	1,473,912
7% 1/1/32 (d)	Aaa	82,177,268	83,846,494
7.5% 3/15/06 to 10/15/28	Aaa	5,974,388	6,206,929
8% 2/15/17	Aaa	86,264	91,881
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			232,701,157
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $496,021,221)			497,667,046
Asset-Backed Securities - 4.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
American Express Credit Account Master Trust 6.1% 12/15/06	A1	$ 1,500,000	$ 1,566,401
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	4,045,625
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	735,000	746,685
5.07% 2/15/08	Aaa	4,900,000	4,947,469
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	5,000,000	4,967,000
Discover Card Master Trust I:
5.75% 12/15/08	Aaa	7,000,000	7,184,790
5.85% 11/16/04	A2	4,000,000	4,062,574
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,434,836
5.71% 9/15/05	A2	755,000	778,151
7.03% 11/15/03	Aaa	209,000	211,939
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	3,080,000	3,144,006
5.09% 10/18/06	Aaa	1,640,000	1,671,263
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,215,469
MBNA Credit Card Master Note Trust:
2.26% 1/15/09 (e)	A2	12,100,000	12,100,000
5.75% 10/15/08	Aaa	1,800,000	1,850,133
Railcar Trust 7.75% 6/1/04	Aaa	309,030	327,379
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,395,233
7.5% 11/15/07	A2	1,300,000	1,376,781
TOTAL ASSET-BACKED SECURITIES (Cost $58,899,563)			60,025,734
Commercial Mortgage Securities - 2.4%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	3,872,981	3,921,998
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 3.4888% 1/10/13 (c)(e)	A1	2,636,637	2,628,398
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,180,578
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,095,020
Series 2001-CKN5 Class AX, 1.1177% 9/15/34 (c)(g)	Aaa	32,570,000	2,320,319
Series 1998-C1 Class C, 6.78% 5/17/40	A	5,000,000	4,940,105

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,000,000	$ 3,228,798
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	527,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	525,859
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,081,252
GGP Mall Properties Trust Series 2001-GGPA Class A2, 5.007% 12/15/11 (c)	Aaa	3,496,573	3,381,978
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1904% 4/13/31 (c)(e)	Baa3	1,000,000	941,250
LB-UBS Commercial Mortgage Trust Series 2001-C7 Class XCL, 0.7114% 12/18/31 (c)(e)(g)	Aaa	78,570,000	3,179,634
Nomura Asset Securities Corp. sequential pay Series 1998-D6 Class A1B, 6.59% 3/17/28	Aaa	3,000,000	3,125,132
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,557,031
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $35,891,527)			35,634,383
Foreign Government and Government Agency Obligations (h) - 1.6%

British Columbia Province yankee 7% 1/15/03	Aa1	500,000	518,260
Chilean Republic 7.125% 1/11/12	Baa1	3,520,000	3,602,720
Malaysian Government yankee 8.75% 6/1/09	Baa2	1,500,000	1,683,705
Manitoba Province yankee 6.75% 3/1/03	Aa1	500,000	524,870
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,880,784
Quebec Province:
yankee 7.125% 2/9/24	A1	250,000	265,100
7% 1/30/07	A1	1,000,000	1,077,780
7.5% 9/15/29	A1	8,550,000	9,367,380
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,285,200
9.875% 2/1/10	Baa3	2,290,000	2,553,350
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $22,361,814)			22,759,149
Fixed-Income Funds - 3.4%
	Shares	Value (Note 1)
Fidelity® Ultra-Short Central Fund (f) (Cost $50,000,000)	5,000,000	$ 49,900,000
Cash Equivalents - 21.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.82%, dated 12/31/01 due 1/2/02 (Cost $307,083,000)	$ 307,114,063	307,083,000
TOTAL INVESTMENT PORTFOLIO - 110.5% (Cost $1,608,071,121)	1,618,344,713
NET OTHER ASSETS - (10.5)%	(154,079,159)
NET ASSETS - 100%	$ 1,464,265,554
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $57,534,415 or 3.9% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	66.3%	AAA, AA, A	60.2%
Baa	13.3%	BBB	14.5%
Ba	0.3%	BB	0.8%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $3,316,150,853 and $2,787,796,859, respectively, of which long-term U.S. government and government agency obligations aggregated $574,704,452 and $2,459,832,689, respectively.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $10,161,583. The weighted average interest rate was 3.3%. Interest earned from the interfund lending program amounted to $11,279 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,608,278,071. Net unrealized appreciation aggregated $10,066,642, of which $18,758,278 related to appreciated investment securities and $8,691,636 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $3,067,000 all of which will expire on December 31, 2008.

A total of 14.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $25,679,400 and repurchase agreements of $307,083,000) (cost $1,608,071,121) - See accompanying schedule		$ 1,618,344,713
Cash		3,925,135
Receivable for fund shares sold		12,613,587
Interest receivable		14,004,928
Total assets		1,648,888,363
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 156,014,880
Payable for fund shares redeemed	1,715,808
Accrued management fee	508,847
Distribution fees payable	3,516
Other payables and accrued expenses	186,770
Collateral on securities loaned, at value	26,192,988
Total liabilities		184,622,809
Net Assets		$ 1,464,265,554
Net Assets consist of:
Paid in capital		$ 1,399,569,360
Undistributed net investment income		59,683,304
Accumulated undistributed net realized gain (loss) on investments		(5,260,702)
Net unrealized appreciation (depreciation) on investments		10,273,592
Net Assets		$ 1,464,265,554
Initial Class: Net Asset Value, offering price and redemption price per share ($1,445,925,032 ÷ 111,917,021 shares)		$12.92
Service Class: Net Asset Value, offering price and redemption price per share ($115,484 ÷ 8,957 shares)		$12.89
Service Class 2: Net Asset Value, offering price and redemption price per share ($18,225,038 ÷ 1,421,226 shares)		$12.82

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 66,344,238
Security lending		108,034
Total income		66,452,272
Expenses
Management fee	$ 4,733,249
Transfer agent fees	761,488
Distribution fees	17,600
Accounting and security lending fees	272,164
Non-interested trustees' compensation	3,471
Custodian fees and expenses	73,970
Audit	13,812
Legal	5,183
Miscellaneous	156,172
Total expenses before reductions	6,037,109
Expense reductions	(7,158)	6,029,951
Net investment income		60,422,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,264,143
Change in net unrealized appreciation (depreciation) on investment securities		2,695,000
Net gain (loss)		20,959,143
Net increase (decrease) in net assets resulting from operations		$ 81,381,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 60,422,321	$ 41,654,684
Net realized gain (loss)	18,264,143	(10,492,303)
Change in net unrealized appreciation (depreciation)	2,695,000	37,499,798
Net increase (decrease) in net assets resulting from operations	81,381,464	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	684,676,925	56,071,728
Total increase (decrease) in net assets	724,019,305	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $59,683,304 and $41,328,235, respectively)	$ 1,464,265,554	$ 740,246,249
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	76,499,188	$ 964,627,665	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(26,813,346)	(339,570,756)	(19,290,975)	(229,327,088)
Net increase (decrease)	53,150,220	$ 667,045,167	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	1,835,171	$ 23,132,398	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(435,939)	(5,551,466)	(147)	(1,778)
Net increase (decrease)	1,402,962	$ 17,625,911	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Income from Investment Operations
Net investment income D	.685 G	.771	.743	.725	.759
Net realized and unrealized gain (loss)	.335 G	.499	(.873)	.335	.291
Total from investment operations	1.020	1.270	(.130)	1.060	1.050
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)
From net realized gain	-	-	(.160)	(.070)	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)
Net asset value, end of period	$ 12.920	$ 12.590	$ 12.160	$ 12.960	$ 12.560
Total Return C	8.46%	11.22%	(1.05)%	8.85%	9.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.54%	.54%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.54%	.54%	.57%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.57%	.58%
Net investment income	5.47% G	6.50%	6.07%	5.85%	6.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,445,925	$ 739,911	$ 658,852	$ 674,813	$ 324,525
Portfolio turnover rate	278%	154%	87%	239%	191%

Financial Highlights - Service Class

Years ended December 31,	2001	2000E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income D	.674G	.377
Net realized and unrealized gain (loss)	.326G	.403
Total from investment operations	1.000	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.890	$ 12.580
Total Return B, C	8.30%	6.61%
Ratios to Average Net AssetsF
Expenses before expense reductions	.64%	.64% A
Expenses net of voluntary waivers, if any	.64%	.64% A
Expenses net of all reductions	.64%	.64% A
Net investment income	5.37%G	6.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 115	$ 107
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 for Initial Class and $.009 for Service Class and increase net realized and unrealized gain (loss) per share by $.009 for Initial Class and $.009 for Service Class. Without this change the ratio of net investment income to average net assets would have been 5.54% for Initial Class and 5.45% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income E	.643 H	.686
Net realized and unrealized gain (loss)	.327 H	.634
Total from investment operations	.970	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.820	$ 12.540
Total Return B, C, D	8.08%	11.69%
Ratios to Average Net Assets G
Expenses before expense reductions	.82%	1.75% A
Expenses net of voluntary waivers, if any	.82%	1.05% A
Expenses net of all reductions	.82%	1.05% A
Net investment income	5.19% H	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,225	$ 229
Portfolio turnover rate	278%	154%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.009 and increase net realized and unrealized gain (loss) per share by $.009. Without this change the ratio of net investment income to average net assets would have been 5.27%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Life of fund
Fidelity® VIP: Mid Cap - Service Class 2	-3.51%	25.37%
S&P® MidCap 400	-0.60%	12.17%
Variable Annuity Mid-Cap Funds Average	-12.97%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 114 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. As the chart shows, by December 31, 2001, the value of the investment would have grown to $19,756 - a 97.56% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,131 - a 41.31% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Alpharma, Inc. Class A	3.2
CVS Corp.	2.8
Dean Foods Co.	2.1
BJ Services Co.	2.1
SCANA Corp.	2.0
12.2
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Materials	14.2
Health Care	13.0
Consumer Staples	12.5
Energy	10.3
Financials	10.3
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	86.3%
Short-Term Investments and Net Other Assets	13.7%

* Foreign investments	12.7%

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thomas Allen, Portfolio Manager of Mid Cap Portfolio

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's MidCap 400 Index, which returned -0.60% for the 12-month period that ended on December 31, 2001, but substantially outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -12.97% for the same period.

Q. What major factors affected performance during the period?

A. The fund significantly underweighted technology stocks throughout the period. On December 31, 2001, information technology stocks accounted for only 3.6% of the fund's net assets, compared with 18.8% for the S&P MidCap index. Tech stocks were de-emphasized because of concerns over high valuations at a time of slowing industry growth and overbuilt inventories. This defensive posture helped the fund's relative performance in the early part of the year, especially compared to its mutual fund peers, many of which held large technology positions. But it also caused the fund to miss most of the upside when tech rallied in the late spring and again in the fourth quarter of 2001. I made a few changes after I became manager in mid-June, but for the most part maintained a defensive posture. That strategy generally benefited performance during the second half of the year as the economy continued to weaken.

Q. What changes did you make after taking over the fund?

A. I gradually transitioned the portfolio into names I was comfortable owning in expectation of a softening economy. In the consumer area, I chose to underweight cyclical stocks and overweight consumer staples, where I thought earnings growth would be better. I looked for sectors and companies that I thought would continue to grow in spite of economic slowness, so I increased holdings in utilities, energy and health care, and reduced exposure to financial services, a strategy that generally worked well. I also added to the fund's gold position - as a sort of insurance measure against unforeseen world events - and that investment did well for the year. I would've liked to own more technology companies and to have participated in the rally that occurred after the market bottomed in the fall. I believe their valuations are still too high, however, so I intend to be patient as I look to move back into that sector.

Q. The largest contribution to performance came from owning S&P MidCap 400 futures. What was the strategy there?

A. When the market bottomed at the end of September, I realized that it was oversold. Valuations had corrected significantly, and I believed I couldn't afford to have shareholders sitting on the sidelines in too much cash. However, since I was relatively new to managing mid-cap stocks, I didn't have enough individual names that I was comfortable buying en masse. Therefore, I decided to buy MidCap 400 futures as a temporary measure that would give shareholders a chance to participate in the oversold market. The strategy worked well as a timing move. Going forward, it is not my intention to make extensive use of futures.

Q. What individual stocks did the most to help performance?

A. Two names stand out in the energy sector - BJ Services and Suncor Energy. Late in the period, both were selling at attractive valuations and had good upswings in price along with the energy sector in general. Another strong contributor was CVS, the drug store chain, which was bought after a significant price correction. Affiliated Computer Services, a top 10 holding during the period, also was a great stock. This business process outsourcing company, a traditionally steady performer even in down cycles, had 44% earnings growth in 2001.

Q. Which holdings were most responsible for holding back performance?

A. Valuations plummeted significantly for Waters Corp., which provides products and services to the pharmaceutical, chemical and environmental testing industries. Its decelerating earnings growth was likely responsible for some of that contraction. Sumitomo, the Japanese banking company, was a disappointment as well. I bought it because I think it's a high-quality name, but it underperformed as a result of ongoing difficulties in the Japanese financial sector.

Q. What's your near-term outlook, Tom?

A. Growth stocks did quite well after the market bottomed. Valuations are still high on an absolute basis. And we're still not sure how robust any recovery will be. For those reasons, I think that the market may take a bit of a rest in the near term, and value-style investing may come back into vogue. The strategy I'll pursue is to look for companies with good balance sheets, good visibility in understandable businesses, and multiples that are a bit lower and earnings growth that is a bit faster than the market average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page <2>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of December 31, 2001, more than $1.1 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Superior Industries International, Inc.	96,900	$ 3,900,225
Distributors - 0.5%
Handleman Co. (a)	378,400	5,619,240
Hotels, Restaurants & Leisure - 1.8%
Jack in the Box, Inc. (a)	29,180	803,617
Sonic Corp. (a)	496,100	17,859,600
Wendy's International, Inc.	81,400	2,374,438
WMS Industries, Inc. (a)	8,600	172,000
		21,209,655
Household Durables - 1.0%
Ethan Allen Interiors, Inc.	38,200	1,588,738
Furniture Brands International, Inc. (a)	36,300	1,162,326
Ryland Group, Inc.	113,100	8,278,920
		11,029,984
Leisure Equipment & Products - 0.5%
Mattel, Inc.	105,100	1,807,720
Oakley, Inc. (a)	225,500	3,666,630
		5,474,350
Media - 0.0%
Westwood One, Inc. (a)	4,200	126,210
Multiline Retail - 0.3%
Factory 2-U Stores, Inc. (a)	148,700	2,979,948
Specialty Retail - 1.6%
AutoZone, Inc. (a)	51,400	3,690,520
Galyan's Trading Co., Inc.	250,000	3,560,000
Michaels Stores, Inc. (a)	163,100	5,374,145
O'Reilly Automotive, Inc. (a)	51,900	1,892,793
Pier 1 Imports, Inc.	261,000	4,525,740
		19,043,198
Textiles & Apparel - 1.3%
Columbia Sportswear Co. (a)	220,800	7,352,640
Liz Claiborne, Inc.	18,470	918,883
Quiksilver, Inc. (a)	236,300	4,064,360
Vans, Inc. (a)	200,200	2,550,548
		14,886,431
TOTAL CONSUMER DISCRETIONARY		84,269,241
CONSUMER STAPLES - 12.5%
Beverages - 0.5%
Pepsi Bottling Group, Inc.	243,600	5,724,600
Food & Drug Retailing - 3.5%
CVS Corp.	1,066,100	31,556,560
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	2,643,840
George Weston Ltd.	43,450	2,822,776
Performance Food Group Co. (a)	71,100	2,500,587
Whole Foods Market, Inc. (a)	3,300	143,748
		39,667,511

	Shares	Value (Note 1)
Food Products - 7.3%
Archer-Daniels-Midland Co.	288,645	$ 4,142,056
Dean Foods Co. (a)	358,200	24,429,240
H.J. Heinz Co.	42,200	1,735,264
Hershey Foods Corp.	325,400	22,029,580
Hormel Foods Corp.	64,100	1,722,367
McCormick & Co., Inc. (non-vtg.)	271,600	11,399,052
Nestle SA (Reg.)	17,000	3,630,550
Smithfield Foods, Inc. (a)	571,200	12,589,248
Wm. Wrigley Jr. Co.	51,800	2,660,966
		84,338,323
Personal Products - 0.4%
Alberto-Culver Co. Class B	102,000	4,563,480
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,531,590
TOTAL CONSUMER STAPLES		143,825,504
ENERGY - 10.3%
Energy Equipment & Services - 6.3%
BJ Services Co. (a)	736,660	23,904,617
ENSCO International, Inc.	44,910	1,116,014
GlobalSantaFe Corp.	246,050	7,017,346
National-Oilwell, Inc. (a)	588,600	12,131,046
Smith International, Inc. (a)	13,700	734,594
Tidewater, Inc.	374,850	12,707,415
Varco International, Inc. (a)	745,548	11,168,302
W-H Energy Services, Inc. (a)	207,100	3,945,255
		72,724,589
Oil & Gas - 4.0%
Ashland, Inc.	48,600	2,239,488
Devon Energy Corp.	0	15
Equitable Resources, Inc.	88,800	3,025,416
Occidental Petroleum Corp.	91,900	2,438,107
Suncor Energy, Inc.	580,700	19,118,296
Sunoco, Inc.	64,600	2,412,164
USX - Marathon Group	345,800	10,374,000
Valero Energy Corp.	172,500	6,575,700
		46,183,186
TOTAL ENERGY		118,907,775
FINANCIALS - 10.3%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	73,196	2,879,531
Diversified Financials - 1.1%
Sumitomo Trust & Banking Ltd.	3,268,000	13,204,040
Insurance - 6.0%
AFLAC, Inc.	21,500	528,040
Alleghany Corp.	76,800	14,780,160
Allmerica Financial Corp.	145,900	6,499,845
Arthur J. Gallagher & Co.	50,300	1,734,847
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc.:
Class A (a)	101	$ 7,635,600
Class B (a)	2,543	6,421,075
Everest Re Group Ltd.	52,880	3,738,616
Hilb, Rogal & Hamilton Co.	22,200	1,244,310
Mercury General Corp.	49,100	2,143,706
MIIX Group, Inc.	39,400	480,680
Ohio Casualty Corp.	99,100	1,590,555
Old Republic International Corp.	139,400	3,904,594
PartnerRe Ltd.	28,100	1,517,400
Principal Financial Group, Inc.	140,200	3,364,800
ProAssurance Corp. (a)	33,800	594,204
Progressive Corp.	21,300	3,180,090
Protective Life Corp.	78,880	2,281,998
Prudential Financial, Inc.	8,000	265,520
RenaissanceRe Holdings Ltd.	14,100	1,345,140
SCPIE Holding, Inc.	45,700	1,336,725
StanCorp Financial Group, Inc.	7,542	356,360
W.R. Berkley Corp.	76,800	4,124,160
Zenith National Insurance Corp.	300	8,382
		69,076,807
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	268,800	12,292,224
Duke Realty Corp.	872,600	21,230,358
		33,522,582
TOTAL FINANCIALS		118,682,960
HEALTH CARE - 13.0%
Biotechnology - 0.6%
Charles River Labs International, Inc. (a)	4,900	164,052
Invitrogen Corp. (a)	51,300	3,177,009
Sepracor, Inc. (a)	41,160	2,348,590
Techne Corp. (a)	32,900	1,212,365
		6,902,016
Health Care Equipment & Supplies - 2.6%
Apogent Technologies, Inc.	156,700	4,042,860
Becton, Dickinson & Co.	55,000	1,823,250
Biomet, Inc.	99,450	3,073,005
DENTSPLY International, Inc.	5,200	261,040
Guidant Corp. (a)	136,100	6,777,780
Invacare Corp.	80,300	2,706,913
St. Jude Medical, Inc. (a)	111,500	8,657,975
Vital Signs, Inc.	68,300	2,383,670
		29,726,493
Health Care Providers & Services - 3.6%
AmeriPath, Inc. (a)	182,000	5,871,320
Andrx Group (a)	62,100	4,372,461
Centene Corp.	2,300	50,485

	Shares	Value (Note 1)
First Health Group Corp. (a)	52,100	$ 1,288,954
McKesson Corp.	196,500	7,349,100
Pharmaceutical Product Development, Inc. (a)	388,400	12,549,204
RehabCare Group, Inc. (a)	303,700	8,989,520
Res-Care, Inc. (a)	178,900	1,583,265
		42,054,309
Pharmaceuticals - 6.2%
Alpharma, Inc. Class A	1,403,000	37,109,346
American Pharmaceutical Partners, Inc.	15,000	312,000
Atrix Laboratories, Inc. (a)	80,000	1,648,800
Barr Laboratories, Inc. (a)	26,800	2,126,848
Biovail Corp. (a)	68,500	3,826,979
King Pharmaceuticals, Inc. (a)	0	14
Mylan Laboratories, Inc.	194,100	7,278,750
Perrigo Co. (a)	211,600	2,501,112
SICOR, Inc. (a)	662,800	10,392,704
Watson Pharmaceuticals, Inc. (a)	190,300	5,973,517
		71,170,070
TOTAL HEALTH CARE		149,852,888
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.0%
Curtiss-Wright Corp. Class B	305	14,183
United Defense Industries, Inc.	4,000	84,200
		98,383
Air Freight & Couriers - 0.0%
Expeditors International of Washington, Inc.	2,200	125,290
Forward Air Corp. (a)	7,285	247,107
		372,397
Building Products - 1.4%
American Standard Companies, Inc. (a)	113,830	7,766,621
York International Corp.	218,400	8,327,592
		16,094,213
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	3,000	80,700
Avery Dennison Corp.	34,300	1,938,979
ChoicePoint, Inc. (a)	100,500	5,094,345
DeVry, Inc. (a)	304,300	8,657,335
eFunds Corp. (a)	442,100	6,078,875
Ionics, Inc. (a)	113,200	3,399,396
Valassis Communications, Inc. (a)	157,800	5,620,836
		30,870,466
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	213,700	3,570,927
Fluor Corp.	26,000	972,400
		4,543,327
Electrical Equipment - 0.3%
C&D Technologies, Inc.	149,690	3,420,417
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 1.3%
Danaher Corp.	34,800	$ 2,098,788
Flowserve Corp. (a)	97,800	2,602,458
Pall Corp.	313,300	7,537,998
Parker Hannifin Corp.	32,300	1,482,893
Tennant Co.	18,800	697,480
		14,419,617
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	31,600	901,548
C.H. Robinson Worldwide, Inc.	44,650	1,291,055
Canadian National Railway Co.	142,500	6,867,146
Norfolk Southern Corp.	70,000	1,283,100
		10,342,849
TOTAL INDUSTRIALS		80,161,669
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.5%
SBA Communications Corp. Class A (a)	474,700	6,180,594
Computers & Peripherals - 0.1%
Netscreen Technologies, Inc. (a)	900	19,917
O2Micro International Ltd. (a)	40,500	974,025
		993,942
Electronic Equipment & Instruments - 1.0%
Anritsu Corp.	633,000	5,062,269
Diebold, Inc.	42,200	1,706,568
Waters Corp. (a)	126,520	4,902,650
		11,671,487
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc. Class A (a)	109,120	11,580,906
SunGard Data Systems, Inc. (a)	273,960	7,925,663
		19,506,569
Semiconductor Equipment & Products - 0.1%
Cypress Semiconductor Corp. (a)	41,100	819,123
Software - 0.2%
Borland Software Corp. (a)	7,700	120,582
Cadence Design Systems, Inc. (a)	9,600	210,432
Lawson Software, Inc.	2,000	31,500
Nassda Corp.	600	13,494
Numerical Technologies, Inc. (a)	14,200	499,840
Sanchez Computer Associates, Inc. (a)	180,100	1,539,855
		2,415,703
TOTAL INFORMATION TECHNOLOGY		41,587,418
MATERIALS - 14.2%
Chemicals - 2.3%
Agrium, Inc.	428,100	4,532,222
Calgon Carbon Corp.	185,300	1,547,255
Ecolab, Inc.	2,900	116,725

	Shares	Value (Note 1)
IMC Global, Inc.	216,500	$ 2,814,500
Lyondell Chemical Co.	29,480	422,448
Potash Corp. of Saskatchewan	100,620	6,174,007
Praxair, Inc.	84,600	4,674,150
Sigma Aldrich Corp.	144,200	5,682,922
		25,964,229
Containers & Packaging - 3.5%
Ball Corp.	34,312	2,425,858
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	141,500	2,568,225
Pactiv Corp. (a)	1,019,500	18,096,125
Sealed Air Corp. (a)	336,900	13,752,258
Silgan Holdings, Inc. (a)	53,000	1,386,480
Smurfit-Stone Container Corp. (a)	78,000	1,245,660
		40,175,706
Metals & Mining - 7.6%
Agnico-Eagle Mines Ltd.	1,072,430	10,578,758
Alcan, Inc.	76,700	2,754,087
Allegheny Technologies, Inc.	91,900	1,539,325
Antofagasta PLC	62,400	480,620
Barrick Gold Corp.	449,440	7,186,635
Century Aluminum Co.	32,200	430,192
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,491,646
Meridian Gold, Inc. (a)	1,992,400	20,467,291
Newmont Mining Corp.	940,280	17,968,751
Nucor Corp.	39,400	2,086,624
Phelps Dodge Corp.	64,300	2,083,320
Placer Dome, Inc.	586,530	6,412,178
Teck Cominco Ltd. Class B (sub. vtg.)	1,793,500	14,333,576
Worthington Industries, Inc.	24,000	340,800
		88,153,803
Paper & Forest Products - 0.8%
Bowater, Inc.	33,500	1,597,950
International Paper Co.	96,300	3,885,705
Mead Corp.	34,600	1,068,794
Weyerhaeuser Co.	57,000	3,082,560
		9,635,009
TOTAL MATERIALS		163,928,747
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	315,100	10,335,280
Citizens Communications Co. (a)	793,100	8,454,446
		18,789,726
Wireless Telecommunication Services - 0.3%
Cosmote Mobile Telecommunications SA	321,870	3,277,855
TOTAL TELECOMMUNICATION SERVICES		22,067,581
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 6.2%
Electric Utilities - 3.4%
DPL, Inc.	115,000	$ 2,769,200
FirstEnergy Corp.	620,000	21,687,600
NSTAR	162,800	7,301,580
Southern Co.	81,500	2,066,025
TXU Corp.	116,700	5,502,405
		39,326,810
Gas Utilities - 0.8%
KeySpan Corp.	81,000	2,806,650
NiSource, Inc.	91,370	2,106,992
Sempra Energy	36,000	883,800
Southwestern Energy Co. (a)	349,000	3,629,600
		9,427,042
Multi-Utilities - 2.0%
SCANA Corp.	797,400	22,191,642
TOTAL UTILITIES		70,945,494
TOTAL COMMON STOCKS (Cost $902,261,215)		994,229,277
U.S. Treasury Obligations - 0.5%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.67% to 2.2% 1/3/02 to 3/21/02 (Cost $5,484,948)	-	$ 5,500,000	5,485,373
Money Market Funds - 13.9%
	Shares
Fidelity Cash Central Fund, 1.94% (b)	142,959,162	142,959,162
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	17,279,700	17,279,700
TOTAL MONEY MARKET FUNDS (Cost $160,238,862)		160,238,862
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,067,985,025)		1,159,953,512
NET OTHER ASSETS - (0.7)%		(7,998,246)
NET ASSETS - 100%		$ 1,151,955,266
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,402,828,991 and $1,201,749,766, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $40,595,074, respectively.

The market value of futures contracts opened and closed during the period amounted to $94,535,037 and $105,803,224, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,816 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.3%
Canada	9.2
Japan	1.5
Others (individually less than 1%)	2.0
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,070,872,063. Net unrealized appreciation aggregated $89,081,449, of which $115,678,783 related to appreciated investment securities and $26,597,334 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $58,214,000 of which $15,428,000 and $42,786,000 will expire on December 31, 2008 and 2009, respectively.

Mid Cap Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $16,832,230) (cost $1,067,985,025) - See accompanying schedule		$ 1,159,953,512
Cash		72,131
Receivable for investments sold		12,302,884
Receivable for fund shares sold		3,287,375
Dividends receivable		699,618
Interest receivable		230,849
Other receivables		196,560
Total assets		1,176,742,929
Liabilities
Payable for investments purchased	$ 5,411,198
Payable for fund shares redeemed	1,492,216
Accrued management fee	534,374
Distribution fees payable	70,175
Collateral on securities loaned, at value	17,279,700
Total liabilities		24,787,663
Net Assets		$ 1,151,955,266
Net Assets consist of:
Paid in capital		$ 1,110,972,784
Undistributed net investment income		9,876,712
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,862,316)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		91,968,086
Net Assets		$ 1,151,955,266
Initial Class: Net Asset Value, offering price and redemption price per share ($574,934,085 ÷ 29,340,172 shares)		$19.60
Service Class: Net Asset Value, offering price and redemption price per share ($366,664,961 ÷ 18,762,671 shares)		$19.54
Service Class 2: Net Asset Value, offering price and redemption price per share ($210,356,220 ÷ 10,791,254 shares)		$19.49

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 8,661,391
Interest		8,023,289
Security lending		93,870
Total income		16,778,550
Expenses
Management fee	$ 5,753,040
Transfer agent fees	671,722
Distribution fees	625,199
Accounting and security lending fees	262,864
Non-interested trustees' compensation	3,340
Custodian fees and expenses	61,322
Registration fees	15
Audit	27,192
Legal	7,149
Miscellaneous	76,489
Total expenses before reductions	7,488,332
Expense reductions	(661,974)	6,826,358
Net investment income		9,952,192
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(32,888,181)
Foreign currency transactions	(75,194)
Futures contracts	11,268,187	(21,695,188)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(14,912,478)
Assets and liabilities in foreign currencies	616	(14,911,862)
Net gain (loss)		(36,607,050)
Net increase (decrease) in net assets resulting from operations		$ (26,654,858)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 9,952,192	$ 3,463,098
Net realized gain (loss)	(21,695,188)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(14,911,862)	102,504,149
Net increase (decrease) in net assets resulting from operations	(26,654,858)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	233,603,651	854,104,079
Total increase (decrease) in net assets	206,948,793	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $9,876,712 and $0, respectively)	$ 1,151,955,266	$ 945,006,473
Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	9,676,112	$ 182,558,139	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(9,413,601)	(173,494,579)	(1,207,719)	(23,158,134)
Net increase (decrease)	262,511	$ 9,063,560	28,963,303	$ 553,531,748
Service Class Sold	9,095,820	$ 170,632,678	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(4,323,424)	(80,200,595)	(1,662,521)	(31,588,706)
Net increase (decrease)	4,772,396	$ 90,432,083	12,290,357	$ 230,943,018
Service Class 2 A Sold	8,986,545	$ 167,539,684	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(1,810,628)	(33,431,676)	(234,954)	(4,248,922)
Net increase (decrease)	7,175,917	$ 134,108,008	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.20	.19	.00	.00
Net realized and unrealized gain (loss)	(.86)	4.95	5.05	.31
Total from investment operations	(.66)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.60	$ 20.26	$ 15.25	$ 10.31
Total Return B, C, D	(3.26)%	33.78%	49.04%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.69%	.74%	3.34%	115.88% A
Expenses net of voluntary waivers, if any	.69%	.74%	1.00%	1.00% A
Expenses net of all reductions	.62%	.69%	.97%	1.00% A
Net investment income (loss)	1.06%	1.01%	.01%	(.27)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,934	$ 589,026	$ 1,744	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.18	.17	(.01)	.00
Net realized and unrealized gain (loss)	(.86)	4.93	5.05	.31
Total from investment operations	(.68)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 19.54	$ 20.22	$ 15.24	$ 10.31
Total Return B, C, D	(3.36)%	33.54%	48.94%	3.10%
Ratios to Average Net Assets G
Expenses before expense reductions	.79%	.84%	3.41%	115.96% A
Expenses net of voluntary waivers, if any	.79%	.84%	1.10%	1.10% A
Expenses net of all reductions	.72%	.79%	1.07%	1.10% A
Net investment income (loss)	.96%	.92%	(.09)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 366,665	$ 282,941	$ 25,908	$ 516
Portfolio turnover rate	144%	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of sale of shares) to December 31, 1998.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income E	.15	.14
Net realized and unrealized gain (loss)	(.86)	5.35
Total from investment operations	(.71)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 19.49	$ 20.20
Total Return B, C, D	(3.51)%	37.12%
Ratios to Average Net Assets G
Expenses before expense reductions	.94%	.99% A
Expenses net of voluntary waivers, if any	.94%	.99% A
Expenses net of all reductions	.88%	.94% A
Net investment income	.81%	.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 210,356	$ 73,039
Portfolio turnover rate	144%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Performance

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class 2	3.96%	5.20%	4.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01
Fidelity VIP:
Money Market -
Service Class 2	1.84%	2.99%	3.67%	4.96%	6.10%
MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2001?

A. During the entire period, the Federal Reserve Board moved aggressively to bolster economic growth. The Fed opened the year with a surprise cut in the rate banks charge each other for overnight loans - known as the fed funds target rate - and continued to lower it through the first eight months of 2001. As August turned to September, the market was divided as to whether the economy was recovering or if more Fed rate cuts were in the offing. Then came the events of September 11. From that point on, the terrorist attacks and their aftereffects were the most influential developments. After September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the fed funds rate on September 17, when the markets reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 6.50% at the beginning of the period down to 1.75% at the end of 2001.

Q. What other economic developments had an effect on money markets in 2001?

A. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity, in order to lock in yields before they declined. More recently, we sought to maintain a longer average maturity than our peers because we believed that current yields factor in aggressive interest-rate increases by the Fed that we don't think will occur. I focused the portfolio on government agency discount notes, due to concerns regarding the credit quality of longer-term corporate obligations. In addition, issuance of corporate paper declined as funding needs diminished during the economic slowdown, while agency issuance increased significantly. These developments, in turn, made government securities more attractively valued than many corporate alternatives.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Federal Reserve Board, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that the economy has reached a bottom and may be headed toward a recovery. Consumer spending has remained steady, inventories have declined and lower interest rates have helped sustain the housing market. In fact, some believe that the rebound will come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, our feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <2>.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2001, more than $2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Certificates of Deposit - 48.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
J.P. Morgan Chase Bank
3/11/02	1.75%	$ 30,000,000	$ 30,000,000
London Branch, Eurodollar, Foreign Banks - 25.0%
Abbey National Treasury Services PLC
2/20/02	3.50	60,000,000	60,000,000
ABN-AMRO Bank NV
4/23/02	2.21	55,000,000	55,000,000
Alliance & Leicester PLC
2/13/02	1.92	5,000,000	5,000,030
4/26/02	2.23	5,000,000	5,000,079
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	10,000,000	10,011,677
Bank of Nova Scotia
2/6/02	1.90	40,000,000	40,000,000
Bank of Scotland Treasury Services PLC
2/4/02	1.95	10,000,000	10,000,000
2/6/02	3.56	15,000,000	15,000,127
Barclays Bank PLC
1/22/02	2.05	10,000,000	10,000,000
2/19/02	1.84	15,000,000	15,000,000
Bayerische Hypo-und Vereinsbank AG
2/22/02	2.29	10,000,000	10,000,000
3/11/02	1.86	10,000,000	10,000,000
5/29/02	2.15	15,000,000	15,000,000
Bayerische Landesbank Girozentrale
5/23/02	2.10	15,000,000	14,997,051
Commerzbank AG
2/4/02	1.93	5,000,000	5,007,711
Credit Agricole Indosuez
2/8/02	1.90	25,000,000	25,003,401
5/20/02	2.02	15,000,000	15,000,000
Dresdner Bank AG
2/7/02	1.88	20,000,000	20,000,000
3/11/02	1.90	20,000,000	20,000,000
5/23/02	2.10	10,000,000	9,999,205
Halifax PLC
2/11/02	1.90	5,000,000	5,000,000
2/14/02	1.78	25,000,000	25,000,000
3/12/02	1.76	25,000,000	25,001,928
ING Bank NV
2/7/02	1.87	5,000,000	5,000,000
2/7/02	1.88	5,000,000	5,000,000
2/13/02	3.50	5,000,000	5,000,000
2/19/02	3.47	40,000,000	40,000,000
3/18/02	1.82	10,000,000	10,000,000
5/23/02	2.08	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
4/25/02	2.24	5,000,000	5,000,000
5/7/02	2.08	30,000,000	30,001,037

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Lloyds TSB Bank PLC
2/19/02	1.92%	$ 50,000,000	$ 50,000,000
4/2/02	2.30	25,000,000	25,007,992
Merita Bank PLC
2/13/02	1.91	5,000,000	5,000,000
Nationwide Building Society
2/6/02	1.92	5,000,000	5,000,025
Norddeutsche Landesbank Girozentrale
2/1/02	1.86	5,000,000	5,000,808
3/18/02	1.80	40,000,000	40,000,420
UBS AG
5/3/02	3.60	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
2/20/02	3.52	5,000,000	5,000,034
5/29/02	2.18	10,000,000	10,000,000
			700,031,525
New York Branch, Yankee Dollar, Foreign Banks - 22.9%
Bank of Scotland Treasury Services PLC
3/4/02	3.30	30,000,000	30,002,957
Bayerische Hypo-und Vereinsbank AG
2/6/02	1.90	5,000,000	5,000,894
2/11/02	1.85	10,000,000	10,002,119
2/15/02	1.92	35,000,000	35,000,000
BNP Paribas SA
2/20/02	3.50	10,000,000	10,000,000
2/22/02	2.28	10,000,000	10,000,000
3/7/02	1.85	15,000,000	15,000,000
3/22/02	2.26	10,000,000	10,000,000
3/26/02	2.20	25,000,000	25,000,000
4/24/02	2.22	10,000,000	10,000,000
5/6/02	3.63	20,000,000	20,000,000
Commerzbank AG
2/7/02	1.91	10,000,000	10,000,000
Credit Agricole Indosuez
5/8/02	1.95	20,000,000	20,000,000
5/21/02	2.10	10,000,000	10,000,000
Credit Suisse First Boston Bank
1/22/02	1.90	50,000,000	50,000,000
Deutsche Bank AG
1/1/02	2.06 (a)	50,000,000	49,981,301
1/7/02	1.98 (a)	50,000,000	49,972,137
Dexia Bank SA
1/14/02	1.80 (a)	5,000,000	4,997,575
2/8/02	2.08	10,000,000	10,000,000
National Westminster Bank PLC
7/5/02	4.10	30,000,000	29,996,858
Norddeutsche Landesbank Girozentrale
4/30/02	2.10	5,000,000	4,999,996
Royal Bank of Canada
1/7/02	2.01 (a)	25,000,000	24,991,873
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
1/22/02	1.83% (a)	$ 10,000,000	$ 9,996,142
11/20/02	2.55	28,500,000	28,458,872
Royal Bank of Scotland PLC
2/7/02	1.87	35,000,000	35,000,000
2/19/02	1.93	10,000,000	10,000,000
Societe Generale
1/14/02	1.80 (a)	5,000,000	4,997,718
UBS AG
5/20/02	2.01	16,000,000	16,000,000
6/10/02	1.96	56,000,000	56,000,000
11/27/02	2.56	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	10,000,000	10,000,000
			640,398,442
TOTAL CERTIFICATES OF DEPOSIT			1,370,429,967
Commercial Paper - 24.9%

American Home Products Corp.
1/29/02	1.98	5,000,000	4,992,300
Amsterdam Funding Corp.
2/5/02	1.89	25,000,000	24,954,306
AT&T Corp.
1/23/02	3.28	10,000,000	9,980,139
CBA Finance, Inc.
2/5/02	2.09	15,000,000	14,969,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/02	1.82	5,000,000	4,994,439
Commerzbank U.S. Finance, Inc.
2/6/02	1.93	35,000,000	34,932,625
Delaware Funding Corp.
1/9/02	1.98	10,198,000	10,193,513
Dexia Delaware LLC
3/12/02	1.75	20,000,000	19,932,333
Dominion Resources, Inc.
1/17/02	2.71	5,000,000	4,994,000
Enterprise Funding Corp.
1/9/02	2.00	4,372,000	4,370,057
1/22/02	2.10	25,000,000	24,969,521
Falcon Asset Securitization Corp.
1/16/02	2.00	13,000,000	12,989,167
1/23/02	1.90	26,165,000	26,134,620
Ford Motor Credit Co.
1/30/02	2.63	5,000,000	4,989,447
2/4/02	2.63	5,000,000	4,987,628
3/4/02	2.82	4,000,000	3,980,711
3/11/02	2.74	8,000,000	7,958,293
3/11/02	2.79	5,000,000	4,973,454

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
GE Capital International Funding, Inc.
3/21/02	1.82%	$ 25,000,000	$ 24,900,701
General Electric Capital Corp.
2/13/02	2.30	10,000,000	9,972,767
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	50,000,000	49,657,778
5/6/02	2.07	17,000,000	16,878,993
General Electric Capital Services, Inc.
3/11/02	3.41	12,500,000	12,419,859
3/12/02	3.45	10,000,000	9,934,083
5/21/02	2.10	10,000,000	9,919,111
General Mills, Inc.
1/14/02	2.63	5,000,000	4,995,269
1/30/02	2.51	5,000,000	4,989,931
3/1/02	2.72	5,000,000	4,977,875
3/1/02	2.74	5,000,000	4,977,711
Jupiter Securitization Corp.
1/17/02	2.00	31,190,000	31,162,276
1/29/02	1.90	20,000,000	19,970,444
Montauk Funding Corp.
2/19/02	2.32	10,000,000	9,968,694
New Center Asset Trust
2/1/02	1.92	15,000,000	14,975,329
Newport Funding Corp.
3/11/02	1.91	10,000,000	9,963,583
Phillips Petroleum Co.
1/29/02	2.53	5,000,000	4,990,200
Quincy Capital Corp.
1/7/02	1.97	12,293,000	12,288,964
Santander Finance, Inc.
2/13/02	3.53	15,000,000	14,937,919
2/15/02	1.93	15,000,000	14,964,000
3/5/02	1.87	25,000,000	24,918,625
Sears Roebuck Acceptance Corp.
2/4/02	3.07	5,000,000	4,985,597
2/7/02	3.28	9,000,000	8,969,938
Sheffield Receivables Corp.
1/7/02	1.95	25,666,000	25,657,659
1/23/02	2.11	30,110,000	30,071,359
Tyco International Group SA
1/17/02	2.21	10,000,000	9,990,222
1/31/02	2.00	5,000,000	4,991,667
UBS Finance, Inc.
2/13/02	1.76	15,000,000	14,968,646
Windmill Funding Corp.
1/31/02	1.88	25,000,000	24,960,833
2/12/02	1.86	5,000,000	4,989,208
2/26/02	1.86	25,000,000	24,928,056
TOTAL COMMERCIAL PAPER			696,532,939
Federal Agencies - 10.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 9.3%
Agency Coupons - 1.8%
1/2/02	1.56% (a)	$ 50,000,000	$ 49,975,914
Discount Notes - 7.5%
2/22/02	4.05	25,000,000	24,858,444
4/19/02	3.98	25,000,000	24,712,750
5/3/02	4.03	40,000,000	39,474,044
5/16/02	1.91	46,000,000	45,673,975
7/15/02	1.89	50,000,000	49,493,542
7/26/02	3.61	25,000,000	24,500,736
			208,713,491
			258,689,405
Federal Home Loan Bank - 0.7%
Discount Notes - 0.7%
6/19/02	1.85	20,085,000	19,912,453
TOTAL FEDERAL AGENCIES			278,601,858
Bank Notes - 1.4%

American Express Centurion Bank
1/15/02	1.87 (a)	5,000,000	5,000,000
Bank One NA, Chicago
1/17/02	2.00 (a)	25,000,000	25,034,904
U.S. Bank NA, Minnesota
5/23/02	2.22	10,000,000	10,000,000
TOTAL BANK NOTES			40,034,904
Master Notes - 1.4%

General Motors Acceptance Corp. Mortgage Credit
1/22/02	3.17	20,000,000	19,963,170
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	20,000,000	20,000,000
TOTAL MASTER NOTES			39,963,170
Medium-Term Notes - 5.0%

Alliance & Leicester Group Treasury PLC
1/24/02	2.42 (a)	5,000,000	5,000,567
Asset Securitization Cooperative Corp.
1/28/02	1.90 (a)	10,000,000	10,000,000
AT&T Corp.
2/6/02	3.33 (a)	25,000,000	25,000,000
BMW U.S. Capital Corp.
1/23/02	1.93 (a)	5,000,000	5,000,000
6/7/02	4.25	5,000,000	4,997,084
Citigroup, Inc.
1/14/02	1.91 (a)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
1/1/02	2.25 (a)(b)	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
1/22/02	1.87% (a)	$ 25,000,000	$ 25,000,000
Harwood Street Funding I LLC
1/21/02	2.06 (a)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
1/21/02	1.96 (a)	5,000,000	5,000,000
Northern Rock PLC
1/14/02	1.94 (a)	10,000,000	10,000,025
Variable Funding Capital Corp.
1/9/02	2.00 (a)	15,000,000	14,999,596
1/22/02	1.88 (a)	5,000,000	4,999,652
TOTAL MEDIUM-TERM NOTES			139,996,924
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/02	2.76 (a)(b)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/02	2.28 (a)(b)	5,000,000	5,000,000
1/1/02	2.31 (a)(b)	5,000,000	5,000,000
New York Life Insurance Co.
2/28/02	2.18 (a)(b)	5,000,000	5,000,000
4/1/02	2.03 (a)(b)	15,000,000	15,000,000
Pacific Life Insurance Co.
3/7/02	2.08 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/02	2.40 (a)(b)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			67,000,000
Repurchase Agreements - 4.0%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 12/31/01 due 1/2/02 At 1.82%	$ 365,037	365,000
With J.P. Morgan Securities At 1.94%, dated 12/31/01 due 1/2/02 (Corporate Obligations) (principal amount $112,583,000) 0% - 8.20%, 2/15/02 - 7/2/19	112,012,071	112,000,000
TOTAL REPURCHASE AGREEMENTS		112,365,000
TOTAL INVESTMENT PORTFOLIO - 98.0%	2,744,924,762
NET OTHER ASSETS - 2.0%	54,863,825
NET ASSETS - 100%	$ 2,799,788,587
Total Cost for Income Tax Purposes $ 2,744,924,762
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 2.25%, 1/1/02	3/30/01	$ 15,000,000
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 20,000,000
Jackson National Life Insurance Co. 2.76%, 1/2/02	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 2.28%, 1/1/02	9/17/98	$ 5,000,000
2.31%, 1/1/02	3/12/99	$ 5,000,000
New York Life Insurance Co.: 2.03%, 4/1/02	12/20/01	$ 15,000,000
2.18%, 2/28/02	8/27/01	$ 5,000,000
Pacific Life Insurance Co. 2.08%, 3/7/02	9/6/01	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 15,000,000
Transamerica Occidental Life Insurance Co. 2.4%, 2/1/02	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $102,000,000 or 3.6% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $52,558,500. The weighted average interest rate was 3.88%. Interest earned from the interfund lending program amounted to $34,022 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $112,365,000) - See accompanying schedule		$ 2,744,924,762
Cash		552
Receivable for fund shares sold		59,680,734
Interest receivable		6,619,820
Total assets		2,811,225,868
Liabilities
Payable for fund shares redeemed	$ 10,826,983
Accrued management fee	459,090
Distribution fees payable	7,415
Other payables and accrued expenses	143,793
Total liabilities		11,437,281
Net Assets		$ 2,799,788,587
Net Assets consist of:
Paid in capital		$ 2,799,787,736
Accumulated net realized gain (loss) on investments		851
Net Assets		$ 2,799,788,587
Initial Class: Net Asset Value, offering price and redemption price per share ($2,753,378,620 ÷ 2,753,362,976 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($6,142,790 ÷ 6,142,755 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,267,177 ÷ 40,266,949 shares)		$1.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 112,413,922
Expenses
Management fee	$ 4,759,319
Transfer agent fees	1,748,361
Distribution fees	32,220
Accounting fees and expenses	239,506
Non-interested trustees' compensation	9,025
Custodian fees and expenses	61,970
Registration fees	687
Audit	29,229
Legal	12,788
Miscellaneous	405,785
Total expenses		7,298,890
Net investment income		105,115,032
Net Realized Gain (Loss) on Investments		71,154
Net increase in net assets resulting from operations		$ 105,186,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 105,115,032	$ 129,065,682
Net realized gain (loss)	71,154	31,844
Net increase (decrease) in net assets resulting from operations	105,186,186	129,097,526
Distributions to shareholders from net investment income	(105,115,032)	(129,065,682)
Share transactions - net increase (decrease)	566,164,645	294,030,275
Total increase (decrease) in net assets	566,235,799	294,062,119
Net Assets
Beginning of period	2,233,552,788	1,939,490,669
End of period	$ 2,799,788,587	$ 2,233,552,788
Other Information:
	Year ended December 31, 2001	Year ended December 31, 2000
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 6,279,947,605	$ 5,928,688,982
Reinvestment of distributions from net investment income	104,611,787	128,280,587
Cost of shares redeemed	(5,864,593,497)	(5,763,150,248)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 519,965,895	$ 293,819,321
Service Class A Proceeds from sales of shares	$ 7,671,735	$ 100,000
Reinvestment of distributions from net investment income	50,876	3,061
Cost of shares redeemed	(1,682,917)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 6,039,694	$ 103,061
Service Class 2 B Proceeds from sales of shares	$ 244,909,763	$ 102,001
Reinvestment of distributions from net investment income	452,369	5,900
Cost of shares redeemed	(205,203,076)	(8)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 40,159,056	$ 107,893
Distributions From net investment income Initial Class	$ 104,611,787	$ 129,056,642
Service Class A	50,876	3,095
Service Class 2 B	452,369	5,945
Total	$ 105,115,032	$ 129,065,682

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.041	.062	.050	.053	.053
Less Distributions
From net investment income	(.041)	(.062)	(.050)	(.053)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return C	4.18%	6.30%	5.17%	5.46%	5.51%
Ratios to Average Net Assets F
Expenses before expense reductions	.28%	.33%	.27%	.30%	.31%
Expenses net of voluntary waivers, if any	.28%	.33%	.27%	.30%	.31%
Expenses net of all reductions	.28%	.33%	.27%	.30%	.31%
Net investment income	3.99%	6.18%	5.06%	5.33%	5.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794

Financial Highlights - Service Class

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.040	.031
Less Distributions
From net investment income	(.040)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.45% A
Expenses net of all reductions	.39%	.45% A
Net investment income	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.039	.058
Less Distributions
From net investment income	(.039)	(.058)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.55%	.96% A
Expenses net of voluntary waivers, if any	.55%	.60% A
Expenses net of all reductions	.55%	.60% A
Net investment income	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund. Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio (the funds) are funds of Variable Insurance Products Fund II. Balanced Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, and Mid Cap Portfolio (the funds) are funds of Variable Insurance Products Fund III. The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts) (referred to in this report as Fidelity Variable Insurance Products) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as Massachusetts business trusts. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Money Market Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Grade Bond Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Balanced Portfolio. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Asset Manager: Growth, Growth & Income, Growth Opportunities, and Mid Cap Portfolios. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Money Market Portfolio. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures and options transactions, foreign currency transactions, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Asset Manager: Growth	$ 10,153,088	$ (54,724,175)
Balanced	$ 8,741,255	$ (12,626,374)
Growth & Income	$ 14,782,356	$ (49,149,293)
Growth Opportunities	$ 8,064,821	$ (180,430,678)
Investment Grade Bond	$ 58,372,899	$ (3,066,791)
Mid Cap	$ 9,876,712	$ (58,213,586)

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Asset Manager: Growth
Initial Class	$ 12,927,664	$ 15,579,493
Service Class	322,572	409,753
Service Class 2	93,628	115,803
	$ 13,343,864	$ 16,105,049
Balanced
Initial Class	$ 9,051,388	$ -
Service Class	946,241	-
Service Class 2	205,228	-
	$ 10,202,857	$ -
Growth & Income
Initial Class	$ 12,653,429	$ 40,624,166
Service Class	2,643,908	8,959,911
Service Class 2	203,456	653,201
	$ 15,500,793	$ 50,237,278
Growth Opportunities
Initial Class	$ 3,172,127	$ -
Service Class	785,129	-
Service Class 2	99,535	-
	$ 4,056,791	$ -
Investment Grade Bond
Initial Class	$ 41,988,258	$ -
Service Class	5,847	-
Service Class 2	44,979	-
	$ 42,039,084	$ -

There were no significant book-to-tax differences for Money Market Portfolio.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the funds, as applicable, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase or (decrease) to the cost of securities held and a corresponding increase (decrease) to accumulated net undistributed realized gain (loss) based on securities held by the funds on January 1, 2001:

Cost of Securities/ Accumulated gain (loss)
Asset Manager: Growth	$ 278,873
Balanced	$ (26,257)
Investment Grade Bond	$ (627,119)

The effect of this change during the period resulted in an increase or (decrease) in net investment income, net unrealized appreciation/depreciation, and net realized gain (loss) as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

	Net investment income	Net unrealized appreciation depreciation	Net realized gain (loss)
Investment Grade Bond	$ (826,921)	$ 442,524	$ 384,397

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable funds' Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in each applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Certain funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For all funds except the Money Market Portfolio, the management fee is the sum of an individual fund fee rate applied to the average net assets of each fund and a group fee rate. The group fee rates differ for equity and fixed-income funds and are each based upon the average net assets of all the mutual funds advised by FMR. The group fee rates decrease as assets under management increase and increase as assets under management decrease. The annual individual fund fee rate is .30% of the fund's average net assets for Asset Manager: Growth, Growth Opportunities, Investment Grade Bond, and Mid Cap Portfolios, .20% for Growth & Income Portfolio, and .15% for Balanced Portfolio. The group fee rates averaged .28% for the equity funds and .13% for the fixed-income funds during the period.

For the Money Market Portfolio, a new management contract took effect on May 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract for the Money Market Portfolio the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of the management fee was $744,542 or an annual rate of .03% of the fund's average net assets. FMR has voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through October 31, 2001.

For the period each fund's total annual management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Asset Manager: Growth	.58%
Balanced	.43%
Growth & Income	.48%
Growth Opportunities	.58%
Investment Grade Bond	.43%
Mid Cap	.58%
Money Market	.18%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

	Service Class	Service Class 2	Total
Asset Manager: Growth	$ 10,628	$ 11,435	$ 22,063
Balanced	$ 26,077	$ 26,717	$ 52,794
Growth & Income	$ 242,792	$ 74,549	$ 317,341
Growth Opportunities	$ 297,480	$ 90,550	$ 388,030
Investment Grade Bond	$ 112	$ 17,488	$ 17,600
Mid Cap	$ 308,088	$ 317,111	$ 625,199
Money Market	$ 1,310	$ 30,910	$ 32,220

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, each fund's transfer agent fees were equivalent to an annual rate of .07% of average net assets.

For the period, each class paid FIIOC the following amounts:

Asset Manager: Growth
Initial Class	$ 281,447
Service Class	7,617
Service Class 2	3,994
$ 293,058
Balanced
Initial Class	$ 171,315
Service Class	17,754
Service Class 2	8,227
$ 197,296
Growth & Income
Initial Class	$ 608,732
Service Class	164,118
Service Class 2	22,106
$ 794,956
Growth Opportunities
Initial Class	$ 495,277
Service Class	198,275
Service Class 2	28,225
$ 721,777
Investment Grade Bond
Initial Class	$ 754,988
Service Class	73
Service Class 2	6,427
$ 761,488
Mid Cap
Initial Class	$ 372,955
Service Class	208,980
Service Class 2	89,787
$ 671,722
Money Market
Initial Class	$ 1,736,840
Service Class	1,049
Service Class 2	10,472
$ 1,748,361

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Asset Manager: Growth	$ 732,192
Balanced	$ 931,948
Growth & Income	$ 8,077,685
Growth Opportunities	$ 3,901,047
Investment Grade Bond	$ 689,242
Mid Cap	$ 5,905,824

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, Money Market Portfolio, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the funds' expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction
Asset Manager: Growth	$ 39,914	$ 4,180
Balanced	$ 35,178	$ 4,748
Growth & Income	$ 224,443	$ 562
Growth Opportunities	$ 223,343	$ -
Investment Grade Bond	$ -	$ 7,158
Mid Cap	$ 656,404	$ 5,570

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR and certain unaffiliated insurance companies, each held more than 10% of the outstanding shares of the following funds:

Beneficial Interest

	FILI % of Shares Held	Number of Unaffiliated Insurance Companies	Unaffiliated Insurance Companies % of Shares Held
Asset Manager: Growth	64%	-	-
Balanced	46%	1	41%
Growth & Income	32%	3	46%
Growth Opportunities	14%	1	58%
Investment Grade Bond	53%	-	-
Mid Cap	45%	1	22%
Money Market	60%	-	-

Annual Report

Independent Auditors' Report

To the Trustees of Variable Insurance Products Fund II and Variable Insurance Products Fund III and Shareholders of Asset Manger: Growth Portfolio, Investment Grade Bond Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Asset Manger: Growth Portfolio and Investment Grade Bond Portfolio, (the Funds), funds of Variable Insurance Products Fund II and Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio, (the Funds), funds of Variable Insurance Products Fund III, including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Asset Manager: Growth Portfolio, Investment Grade Portfolio, Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio as of December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 2002

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and Variable Insurance Products Fund III and the Shareholders of Money Market Portfolio and Mid Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Money Market Portfolio (a fund of Variable Insurance Products Fund) and Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund and Variable Insurance Products Fund III's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of each trust and fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981, 1988, or1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). President of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), VIP Growth & Income (2001), VIP Growth Opportunities (2001), VIP Investment Grade Bond (2001), VIP Mid Cap (2001), and VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990 or 1994

Trustee of Variable Insurance Products Fund (1990), Variable Insurance Products Fund II (1990), and Variable Insurance Products Fund III (1994). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of each trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991 or 1994

Trustee of Variable Insurance Products Fund (1991), Variable Insurance Products Fund II (1991), and Variable Insurance Products Fund III (1994). President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992 or 1994

Trustee of Variable Insurance Products Fund (1992), Variable Insurance Products Fund II (1992), and Variable Insurance Products Fund III (1994). Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987, 1988, or 1994

Trustee of Variable Insurance Products Fund (1987), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994).Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993 or 1994

Trustee of Variable Insurance Products Fund (1993), Variable Insurance Products Fund II (1993), and Variable Insurance Products Fund III (1994). Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund and Variable Insurance Products Fund II. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Variable Insurance Products Fund III. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2001

Vice President of VIP Money Market (2000) and VIP Investment Grade Bond (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of VIP Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth (2001), VIP Balanced (2001), and VIP Growth & Income (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

David L. Murphy (53)

Year of Election or Appointment: 2000

Vice President of VIP Investment Grade Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997 or 1998

Vice President of VIP Growth Opportunities (1997) and VIP Mid Cap (1998). Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Bettina Doulton (37)

Year of Election or Appointment: 2000

Vice President of VIP Growth Opportunities and another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Robert Duby (55)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Richard C. Habermann (61)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Charles Mangum (37)

Year of Election or Appointment: 2002

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Charles S. Morrison II (41)

Year of Election or Appointment: 1997

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

Mark J. Notkin (37)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Ford O'Neil (39)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager: Growth, VIP Balanced, VIP Investment Grade Bond, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (40)

Year of Election or Appointment: 2000 or 2002

Vice President of VIP Balanced (2002), VIP Growth & Income (2000), and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

John J. Todd (52)

Year of Election or Appointment: 1996

Vice President of VIP Asset Manager: Growth and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 1986, 1988, 1995, 1996, or 1998

Assistant Treasurer of VIP Asset Manager: Growth (1995), VIP Balanced (1995), VIP Growth & Income (1996), VIP Growth Opportunities (1995), VIP Investment Grade Bond (1988), VIP Mid Cap (1998), and VIP Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Asset Manager: Growth, VIP Balanced, VIP Growth & Income, VIP Growth Opportunities, VIP Investment Grade Bond, VIP Mid Cap, and VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Asset Manager: Growth	5.11%
Balanced	15.23%
Growth & Income	10.36%
Growth Opportunities	11.31%
Investment Grade Bond	14.43%
Mid Cap	10.79%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Asset Manager: Growth	21%
Balanced	15%
Growth & Income	74%
Growth Opportunities	100%

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Asset Manager: Growth, Balanced,
Growth & Income, Growth Opportunities,
and Mid Cap Portfolios

Fidelity Investments Money Management, Inc.
Asset Manager: Growth, Balanced,
Investment Grade Bond, and Money Market Portfolios

Fidelity Management & Research (U.K.) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Management & Research (Far East) Inc.
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

Fidelity Investments Japan Limited
Asset Manager: Growth, Balanced, Growth & Income,
Growth Opportunities, and Mid Cap Portfolios

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York, New York, NY
Investment Grade Bond, and Money Market Portfolios

JPMorgan Chase Bank, New York, NY
Asset Manager: Growth, Balanced,
and Growth & Income Portfolios
Brown Brothers Harriman & Co., Boston, MA
Mid Cap Portfolio

Mellon Bank, N.A., Pittsburgh, PA
Growth Opportunities Portfolio

VIPSC2GRP2-ANN-0202 154150
1.768597.100